Filed Pursuant to Rule 497
Registration No. 333-224281

PROSPECTUS SUPPLEMENT

(To prospectus dated June 5, 2018)

Up to 12,000,000 Shares

Common Stock

We have entered into an equity distribution agreement, dated September 8, 2017, or the Equity Distribution Agreement, with JMP Securities LLC, or JMP Securities, relating to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. Our common stock is listed on the New York Stock Exchange, or NYSE, under the trading symbol “HTGC.” The last reported sale price on the NYSE on February 25, 2018 was $14.04 per share. The net asset value per share of our common stock at December 31, 2018 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $9.90.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments.

The Equity Distribution Agreement provides that we may offer and sell up to 12,000,000 shares of our common stock from time to time through JMP Securities, as our sales agent. Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. As of the date of this prospectus supplement, we have sold approximately 6.7 million shares of our common stock under the Equity Distribution Agreement.

JMP Securities will receive a commission from us to be negotiated from time to time, but in no event in excess of 2.0% of the gross sales price of any shares of our common stock sold through JMP Securities under the Equity Distribution Agreement. JMP Securities is not required to sell any specific number or dollar amount of common stock, but will use its commercially reasonable efforts consistent with its sales and trading practices to sell the shares of our common stock offered by this prospectus supplement and the accompanying prospectus. See “Plan of Distribution” beginning on page S-33 of this prospectus supplement. The sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less JMP Securities’ commission, will not be less than the net asset value per share of our common stock at the time of such sale.

Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. The prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, or by telephone by calling collect at (650) 289-3060 or on our website at www.htgc.com. The information on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

An investment in our common stock involves risks, including the risk of a total loss of investment. In addition, the companies in which we invest are subject to special risks. See the “Supplementary Risk Factors” section beginning on page S-16 of this prospectus supplement and the “Risk Factors” section beginning on page 14 of the accompanying prospectus to read about risks that you should consider before investing in our common stock, including the risk of leverage.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JMP Securities

The date of this prospectus supplement is February 28, 2019.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and JMP Securities has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and JMP Securities is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information contained in this prospectus supplement and the accompanying prospectus is accurate only as of the date on the front cover of this prospectus supplement and the accompanying prospectus, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading, “Available Information” before investing in our common stock.

Prospectus Supplement

Prospectus

S-ii

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The footnotes to the fee table state which items are estimates. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Capital, Inc.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	2.00%
Offering expenses	0.92	%(2)
Dividend reinvestment plan fees	—	(3)

Total stockholder transaction expenses (as a percentage of the public offering price)	2.92%

Annual Expenses (as a percentage of net assets attributable to common stock):(4)
Operating expenses	5.67	%(5)(6)
Interest and fees paid in connection with borrowed funds	5.06	%(7)

Total annual expenses	10.73	%(8)

(1)

Represents the estimated commission with respect to the shares of common stock being sold in this offering. JMP Securities will be entitled to compensation up to 2.00% of the gross proceeds of the sale of any shares of our common stock under the Equity Distribution Agreement, with the exact amount of such compensation to be mutually agreed upon by the Company and JMP Securities from time to time. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus.

(2)	The percentage reflects estimated offering expenses of approximately $1.5 million, assuming all shares are offered under this prospectus supplement.
(3)

The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan” in the accompanying prospectus.

(4)	“Net assets attributable to common stock” equals the weighted average net assets for the year ended December 31, 2018, which is approximately $923.1 million.
(5)

“Operating expenses” represents our estimated operating expenses by annualizing our actual operating expenses incurred for the year ended December 31, 2018, including all fees and expenses of our consolidated subsidiaries and excluding interests and fees on indebtedness. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement and “Management” and “Executive Compensation” in the accompanying prospectus.

(6)

We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

(7)

“Interest and fees paid in connection with borrowed funds” represents our estimated interest, fees and credit facility expenses by annualizing our actual interest, fees, and credit facility expenses incurred for the year ended December 31, 2018, including our then $75.0 million revolving senior secured credit facility with Wells Fargo Capital Finance, LLC, or the Wells Facility, then $100.0 million revolving senior secured credit facility with MUFG Union Bank, N.A., or the Union Bank Facility, and, together with the Wells Facility, the Credit Facilities, 4.625% notes due 2022, or the 2022 Notes, 6.25% notes due 2024, or the 2024 Notes, 5.25% notes due 2025, or the 2025 Notes, 6.25% notes due 2033, or the 2033 Notes, 4.375% convertible notes due 2022, or the 2022 Convertible Notes, fixed rate asset-backed notes due 2021, or the 2021 Asset-Backed Notes, fixed rate asset-backed notes due 2027, or the 2027 Asset-Backed Notes, and the Small Business Administration, or SBA, debentures.

(8)

“Total annual expenses” is the sum of “operating expenses,” and “interest and fees paid in connection with borrowed funds.” “Total annual expenses” is presented as a percentage of weighted average net assets attributable to common stockholders because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, including the fees and expenses of our wholly-owned consolidated subsidiaries, all of which are included in this fee table presentation.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return	$130	$316	$482	$822

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value (“NAV”), participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below NAV. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus supplement and the accompanying prospectus, as well as in future oral and written statements by management of Hercules Capital, Inc., that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus include statements as to:

•	our current and future management structure;

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company, a small business investment company, or SBIC, and a regulated investment company, or RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus supplement and the accompanying prospectus, please see the discussion under “Supplementary Risk Factors” beginning on page S-16 of this prospectus supplement and “Risk Factors” beginning on page 14 of the accompanying prospectus. You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

INDUSTRY AND MARKET DATA

We have compiled certain industry estimates presented in this prospectus supplement and the accompanying prospectus from internally generated information and data. While we believe our estimates are reliable, they have not been verified by any independent sources. The estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. If this market fails to grow at projected rates, our business and the market price of our securities, including our common stock, could be materially adversely affected.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus supplement and the accompanying prospectus and the documents that are referenced in this prospectus supplement and the accompanying prospectus, together with any accompanying supplements. In this prospectus supplement and the accompanying prospectus, unless the context otherwise requires, the “Company,” “Hercules,” “HTGC,” “we,” “us” and “our” refer to Hercules Capital, Inc. and its wholly-owned subsidiaries and its affiliated securitization trusts.

Our Company

We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences, and sustainable and renewable technology industries. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments. We are an internally-managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. Effective January 1, 2006, we elected to be treated for tax purposes as a RIC under the Internal Revenue Code of 1986, as amended, or the Code.

As of December 31, 2018, our total assets were approximately $1.9 billion, of which our investments comprised $1.9 billion at fair value and $2.0 billion at cost. Since inception through December 31, 2018, we have made debt and equity commitments of more than $8.5 billion to our portfolio companies.

We also make investments in qualifying small businesses through Hercules Technology III, L.P., or HT III, which is our wholly owned SBIC. HT III holds approximately $307.5 million in assets which accounted for approximately 14.3% of our total assets, prior to consolidation at December 31, 2018. At December 31, 2018, we have issued $149.0 million in SBA-guaranteed debentures in our SBIC subsidiary. See “Regulation—Small Business Administration Regulations” in the accompanying prospectus for additional information regarding our SBIC subsidiary.

As of December 31, 2018, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, are currently comprised of 36 professionals who have, on average, more than 10 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Organizational Chart

The following chart summarizes our organizational structure as of February 25, 2019. This chart is provided for illustrative purposes only.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	technology-related companies have generally been underserved by traditional lending sources;

•	unfulfilled demand exists for structured debt financing to technology-related companies due to the complexity of evaluating risk in these investments; and

•	structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively.

The unique cash flow characteristics of many technology-related companies typically include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of these companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders generally refrain from entering the structured debt financing marketplace, instead preferring the risk-reward profile of asset-based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved. The venture capital market for the technology-related companies in which we invest has been active. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants products provide access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe many technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period sometimes required prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk-adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from warrant and equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities (typically between 24—48 months), security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, including select publicly listed companies and select special opportunity lower middle market companies that require additional capital to fund acquisitions, recapitalizations and refinancings and established-stage companies.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance.

Recent Developments

Distribution Declaration

On February 13, 2019, our Board of Directors declared a cash distribution of $0.31 per share to be paid on March 11, 2019 to stockholders of record as of March 4, 2019. This distribution represents our fifty-fourth consecutive distribution since our initial public offering, bringing the total cumulative distribution to date to $15.28 per share.

Closed and Pending Commitments

As of February 25, 2019, we have:

•	Closed debt and equity commitments of approximately $115.0 million to new and existing portfolio companies and funded approximately $107.8 million subsequent to December 31, 2018.

•	Pending commitments (signed non-binding term sheets) of approximately $310.1 million.

The table below summarizes our year-to-date closed and pending commitments as follows:

Closed Commitments and Pending Commitments (in millions)
January 1—February 25, 2019 Closed Commitments(a)	$115.0
Pending Commitments (as of February 25, 2019)(b)	$310.1
Closed and Pending Commitments as of February 25, 2019	$425.1

a.

Closed Commitments may include renewals of existing credit facilities. Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.

b.	Not all pending commitments (signed non-binding term sheets) are expected to close and they do not necessarily represent any future cash requirements.

Restricted Stock Unit Grants

On January 31, 2019, we granted 922,494 restricted stock units pursuant to the Hercules Capital, Inc. Amended and Restated 2018 Equity Incentive Plan, or the 2018 Equity Incentive Plan.

ATM Equity Program Issuances

Subsequent to December 31, 2018 and as of February 25, 2019, we did not sell any shares under the Equity Distribution Agreement. As of February 25, 2019, approximately 5.3 million shares remain available for issuance and sale under the Equity Distribution Agreement.

Share Repurchase Program

Subsequent to December 31, 2018 and as of February 25, 2019, we did not repurchase any shares of our common stock. As of February 25, 2019, approximately $20.9 million of common stock remains eligible for repurchase under the stock repurchase plan.

Redemption of 2024 Notes

On December 7, 2018, our Board of Directors approved a full redemption, in two equal transactions, of $83.5 million of the outstanding aggregate principal amount of the 2024 Notes. The 2024 Notes were fully redeemed on January 14, 2019 and February 4, 2019.

Wells Facility

On January 11, 2019, we entered into the Seventh Amendment to the Wells Facility. Among others, the amendment amends certain key provisions of the Wells Facility to increase Wells Fargo Capital Finance’s commitments thereunder from $75.0 million to $125.0 million, reduces the current interest rate to LIBOR plus 3.00% with a natural floor of 3.00%, and extends the maturity date to January 2023.

Union Bank Facility

On February 20, 2019, we, through a special purpose wholly-owned subsidiary, Hercules Funding IV LLC, as borrower, entered into the Loan and Security Agreement, or the 2019 Union Bank Credit Facility, with MUFG Union Bank, N.A., or Union Bank, as the arranger and administrative agent, and the lenders party thereto from time to time. Under the 2019 Union Bank Credit Facility, the lenders have made commitments of $200.0 million and the facility contains an uncommitted accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million. Borrowings under the 2019 Union Bank Credit Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.70%, and the facility will generally have an advance rate of 55% against eligible debt investments. The 2019 Union Bank Credit Facility matures on February 20, 2022, plus a 12-month amortization period, unless sooner terminated in accordance with its terms.

Election of Directors

On January 11, 2019, the Board of Directors elected Carol L. Foster as our director. Ms. Foster will be entitled to the applicable annual retainer and restricted stock awards pursuant to our director compensation arrangements. Ms. Foster will also be entitled to enter into an indemnification agreement with us. Ms. Foster will hold office as a Class I director for a term expiring in 2020 and does not currently serve on any of our committees.

On February 4, 2019, the Board of Directors elected Gayle Crowell as our director. Ms. Crowell will be entitled to the applicable annual retainer and restricted stock awards pursuant to our director compensation arrangements. Ms. Crowell will also be entitled to enter into an indemnification agreement with us. Ms. Crowell will hold office as a Class II director for a term expiring in 2021 and does not currently serve on any committees.

2028 Asset-Backed Notes

On January 22, 2019, we completed a term debt securitization in connection with which an affiliate of ours made an offering of $250,000,000 in aggregate principal amount of the fixed rate asset-backed notes due 2028, or the 2028 Asset-Backed Notes, which were rated A(sf) by Kroll Bond Rating Agency, Inc., or KBRA. The 2028 Asset-Backed Notes were issued by Hercules Capital Funding Trust 2019-1, or the 2019 Securitization Issuer, pursuant to an indenture, dated as of January 22, 2019, by and between U.S. Bank National Association, as indenture trustee, and the 2019 Securitization Issuer, were offered pursuant to a note purchase agreement, dated as of January 14, 2019, by and among us, Hercules Capital Funding 2019-1 LLC, as trust depositor, or the 2019 Trust Depositor, the 2019 Securitization Issuer, Guggenheim Securities, LLC, as Initial Purchaser, MUFG Securities Americas Inc., as a co-manager, and Wells Fargo Securities, LLC, as a co-manager, and are backed by a pool of senior loans made to certain portfolio companies of ours and secured by certain assets of those portfolio companies and are to be serviced by us. The outstanding principal balance of the pool of loans as of December 31, 2018 was approximately $357,179,128. Interest on the 2028 Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 4.703% per annum. The 2028 Asset-Backed Notes have a stated maturity of February 22, 2028.

Portfolio Company Developments

As of February 25, 2019, we held warrants or equity positions in six companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential IPOs. Five companies filed confidentially under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, and one company filed a preliminary prospectus in connection with a proposed public offering on the Toronto Stock Exchange (TSX). There can be no assurance that these companies will complete their IPOs in a timely manner or at all. In addition, subsequent to December 31, 2018, our portfolio companies announced or completed the following liquidity events:

•

In December 2018, our portfolio company, Art.com, Inc., one of the largest online sellers of art and wall décor globally, entered into a definitive agreement to be acquired by Walmart (NYSE: WMT), a multinational retail corporation that operates a chain of hypermarket, discount department stores and grocery stores. The deal was completed in February 2019. Terms of the acquisition were not disclosed.

•

In January 2018, our portfolio company, Labcyte, Inc., a global biotechnology tools company developing acoustic liquid handling, was acquired by Beckman Coulter Life Sciences, a developer and manufacturer of products that simplify, automate and innovate complex biomedical testing. Labcyte will transition into Beckman Coulter Life Sciences under the larger Danaher Life Sciences platform of companies. Terms of the acquisition were not disclosed.

•	In February 2019, our portfolio company Stealth Bio Therapeutics Corp., (NASDAQ: MITO), a clinical-stage biopharmaceutical company developing therapeutics to treat mitochondrial dysfunction,

completed its IPO offering 6.5 million American Depositary Shares, or ADS, at an initial public offering price of $12.00 per ADS.

•

In February 2019, our portfolio company Avedro, Inc. (NASDAQ: AVDR), a leading commercial-stage ophthalmic medical technology company focused on treating corneal ectatic disorders and improving vision to reduce dependency on eyeglasses or contact lenses, completed its IPO offering 5.0 million shares at an initial public offering price of $14.00 per share.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, New York, NY, Washington, DC, Hartford, CT, Westport, CT, Chicago, IL, and San Diego, CA. We maintain a website on the Internet at www.htgc.com. We make available, free of charge, on our website our proxy statement, annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

THE OFFERING

Common stock offered by us	Up to 12,000,000 shares of our common stock. As of the date of this prospectus supplement, approximately 5.3 million shares of common stock remain available for sale under the Equity Distribution Agreement.

Common stock outstanding prior to this offering	96,446,893 shares

Manner of offering	“At the market” offering that may be made from time to time through JMP Securities, as sales agent, using commercially reasonable efforts. See “Plan of Distribution” in this prospectus supplement.

Use of proceeds	We expect to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with our investment objectives, to make acquisitions, to retire certain debt obligations and for other general corporate purposes.

Pending such uses and investments, we will invest a portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objectives may be limited to the extent that the net proceeds of this offering, pending full investment, are held in lower yielding short-term instruments. See “Use of Proceeds” in this prospectus supplement.

Distribution	To the extent that we have income available, we intend to distribute quarterly distributions to our stockholders. The amount of our distributions, if any, will be determined by our Board of Directors. Any distributions to our stockholders will be declared out of assets legally available for distribution. See “Price Range of Common Stock” in this prospectus supplement.

Taxation	We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To maintain our RIC tax status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock” in this prospectus supplement and “Certain United States Federal Income Tax Considerations” in the accompanying prospectus.

New York Stock Exchange symbol	“HTGC”

Risk factors	An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Supplementary Risk Factors” beginning on page S-16 of this prospectus supplement and “Risk Factors” beginning on page 14 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the consolidated financial statements and related notes included elsewhere herein. The selected balance sheet data as of the end of fiscal year 2018, 2017, 2016, 2015, and 2014 and the financial statement of operations data for fiscal years 2018, 2017, 2016, 2015, and 2014 has been derived from our audited financial statements, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm, but not all of which are presented in this prospectus supplement. The historical data are not necessarily indicative of results to be expected for any future period.

	For the Year Ended December 31,
(in thousands, except per share amounts)	2018	2017	2016	2015	2014
Investment income:
Interest	$190,636	$172,196	$158,727	$140,266	$126,618
Fees	17,117	18,684	16,324	16,866	17,047

Total investment income	207,753	190,880	175,051	157,132	143,665
Operating expenses:
Interest	39,435	37,857	32,016	30,834	28,041
Loan fees	7,260	8,728	5,042	6,055	5,919
General and administrative:
Legal expenses	2,573	4,572	4,823	3,079	1,366
Other expenses	12,915	11,533	11,283	13,579	8,843

Total general and administrative	15,488	16,105	16,106	16,658	10,209
Employee Compensation:
Compensation and benefits	25,062	24,555	22,500	20,713	16,604
Stock-based compensation	11,779	7,191	7,043	9,370	9,561

Total employee compensation	36,841	31,746	29,543	30,083	26,165

Total operating expenses	99,024	94,436	82,707	83,630	70,334
Other income (loss)	—	—	8,000	(1)	(1,581)

Net investment income	108,729	96,444	100,344	73,501	71,750
Net realized gain (loss) on investments	(11,087)	(26,711)	4,576	5,147	20,112
Net change in unrealized appreciation (depreciation) on investments	(21,146)	9,265	(36,217)	(35,732)	(20,674)

Total net realized and unrealized gain (loss)	(32,233)	(17,446)	(31,641)	(30,585)	(562)

Net increase in net assets resulting from operations	$76,496	$78,998	$68,703	$42,916	$71,188

Change in net assets per common share (basic)	$0.83	$0.95	$0.91	$0.60	$1.12

Distributions declared per common share:	$1.26	$1.24	$1.24	$1.24	$1.24

(in thousands, except per share amounts)	For the Year Ended December 31,
	2018	2017	2016	2015	2014
Balance sheet data:
Investments, at value	$1,880,373	$1,542,214	$1,423,942	$1,200,638	$1,020,737
Cash and cash equivalents	34,212	91,309	13,044	95,196	227,116
Total assets	1,945,191	1,654,715	1,464,204	1,334,761	1,299,223
Total liabilities	989,747	813,748	676,260	617,627	640,359
Total net assets	955,444	840,967	787,944	717,134	658,864

Other Data:
Total return(3)	(7.56%)	1.47%	26.87%	(9.70%)	(1.75%)
Total debt investments, at value	1,733,492	1,415,984	1,328,803	1,110,209	923,906
Total warrant investments, at value	26,669	36,869	27,485	22,987	25,098
Total equity investments, at value	120,212	89,361	67,654	67,442	71,733
Unfunded Commitments(2)	138,982	73,604	59,683	75,402	147,689
Net asset value per share(1)	$9.90	$9.96	$9.90	$9.94	$10.18

(1)	Based on common shares outstanding at period end.

(2)

Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.

(3)

The total return equals the change in the ending market value over the beginning of the period price per share plus distributions paid per share during the period, divided by the beginning price assuming the distribution is reinvested on the date of the issuance. The total return does not reflect any sales load that must be paid by investors.

The following tables set forth certain quarterly financial information for each of the eight quarters up to and ending December 31, 2018. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Quarter Ended
(in thousands, except per share data)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Total investment income	$48,700	$49,562	$52,602	$56,889
Net investment income	26,063	22,774	29,302	30,590
Net increase (decrease) in net assets resulting from operations	5,946	52,060	35,629	(17,139)
Change in net assets resulting from operations per common share (basic)	$0.07	$0.59	$0.37	$(0.18)

	Quarter Ended
(in thousands, except per share data)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Total investment income	$46,365	$48,452	$45,865	$50,198
Net investment income	22,678	25,275	23,973	24,518
Net increase (decrease) in net assets resulting from operations	(5,588)	33,149	33,072	18,365
Change in net assets resulting from operations per common share (basic)	$(0.07)	$0.40	$0.40	$0.22

SUPPLEMENTARY RISK FACTORS

Investing in our securities may be speculative and involves a high degree of risk. You should consider carefully the risks described below and all other information contained in this prospectus supplement. The risks set forth below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Related to our Business Structure

Because we have substantial indebtedness, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leverage would cause the NAV attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause the NAV attributable to our common stock to decline more than it otherwise would have had we not used leverage. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly, our stockholders will bear the cost associated with our leverage activity. If we are not able to service our substantial indebtedness, our business could be harmed materially.

Our Credit Facilities, our 2022 Notes, our 2024 Notes, our 2025 Notes, our 2033 Notes, our 2027 Asset-Backed Notes, and our 2022 Convertible Notes contain financial and operating covenants that could restrict our business activities, including our ability to declare dividend distributions if we default under certain provisions.

As of December 31, 2018, we had $13.1 million of borrowings outstanding under the Wells Facility and $39.8 million of borrowings outstanding on the Union Bank Facility. In addition, as of December 31, 2018, we had approximately $149.0 million of indebtedness outstanding incurred by our SBIC subsidiary, approximately $150.0 million in aggregate principal amount of 2022 Notes, approximately $83.5 million in aggregate principal amount of 2024 Notes, approximately $75.0 million in aggregate principal amount of 2025 Notes, approximately $40.0 million in aggregate principal amount of 2033 Notes, approximately $200.0 million in aggregate principal amount of 2027 Asset-Backed Notes, in connection with our $284.8 million debt securitization, or the 2018 Debt Securitization, and approximately $230.0 million in aggregate principal amount of 2022 Convertible Notes. Additionally, subsequent to December 31, 2018, (i) the 2024 Notes were fully redeemed in two equal transactions on January 14, 2019 and February 4, 2019 and (ii) we had approximately $250.0 million in aggregate principal amount of 2028 Asset-Backed Notes and, together with the 2027 Asset-Backed Notes, the Asset-Backed Notes, in connection with our $357.2 million debt securitization, or the 2019 Debt Securitization and, together with the 2018 Debt Securitization, the Debt Securitizations.

There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

Until December 6, 2018, as a business development company, under the 1940 Act, generally, we were not permitted to incur indebtedness unless immediately after such borrowing we had an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). The Small Business Credit Availability Act, or the SBCAA, which was signed into law in March 2018, modifies this section of the 1940 Act and decreases this percentage from 200% to 150% (subject to either stockholder approval or approval of both a majority of the board of directors and a majority of directors who are not interested persons). On September 4, 2018 and December 6, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) and our stockholders, respectively, approved the application to us of the 150% minimum asset coverage ratio set forth in Section 61(a)(2) of the 1940 Act. As a result, as of December 7, 2018, we are able to incur additional indebtedness, subject to certain disclosure requirements and, therefore, your risk of an investment in us may increase. Rating agencies have reviewed, and may continue to review, our credit ratings and those of other business development companies in light of this new law as well as any corresponding changes to asset coverage ratios and, in certain cases, downgrade such ratings. Such a downgrade in our credit ratings may adversely affect our securities.

As of December 31, 2018, our asset coverage ratio under our regulatory requirements as a business development company was 214.6% excluding our SBIC debentures as a result of our exemptive order from the SEC that allows us to exclude all SBA leverage from our asset coverage ratio and was 197.2% when including all SBA leverage.

Based on assumed leverage equal to 102.6% of our net assets as of December 31, 2018, our investment portfolio would have been required to experience an annual return of at least 2.8% to cover annual interest payments on our additional indebtedness.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming that we employ (1) our actual asset coverage ratio as of December 31, 2018, (excluding our SBA debentures as permitted by our exemptive relief), (2) a hypothetical asset coverage ratio of 200% (excluding our SBA debentures as permitted by our exemptive relief), and (3) a hypothetical asset coverage ratio of 150% (excluding our SBA debentures as permitted by our exemptive relief), each at various annual returns on our portfolio as of December 31, 2018, net of expenses.

The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Annual Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder assuming actual asset coverage as of December 31, 2018 (214.6%)(1)	(26.15%)	(15.97%)	(5.79%)	4.38%	14.56%
Corresponding return to common stockholder assuming 200% asset coverage(2)	(28.18%)	(17.36%)	(6.53%)	4.30%	15.13%
Corresponding return to common stockholder assuming 150% asset coverage(3)	(43.82%)	(28.00%)	(12.17%)	3.65%	19.48%

(1)

Assumes $1.9 billion in total assets, $980.5 million in debt outstanding, $955.4 million in stockholders’ equity, and an average cost of funds of 5.6%, which is the approximate average cost of borrowed funds, including our SBA debentures, 2022 Notes, 2024 Notes, 2025 Notes, 2033 Notes, 2027 Asset-Backed Notes, 2022 Convertible Notes, and Credit Facilities for the period ended December 31, 2018. Actual interest payments may be different.

(2)

Assumes $2.1 billion in total assets including debt issuance costs on a pro forma basis, $1.1 billion in debt outstanding, $955.4 million in stockholders’ equity, and an average cost of funds of 5.6%, which is the approximate average cost of borrowed funds, including our SBA debentures, 2022 Notes, 2024 Notes, 2025 Notes, 2033 Notes, 2027 Asset-Backed Notes, 2022 Convertible Notes, and Credit Facilities for the period ended December 31, 2018, along with the hypothetical estimated incremental cost of debt that would be incurred on offering the maximum permissible debt under the 200% asset coverage. Actual interest payments may be different.

(3)

Assumes $3.0 billion in total assets including debt issuance costs on a pro forma basis, $2.1 billion in debt outstanding, $955.4 million in stockholders’ equity, and an average cost of funds of 5.6%, which is the approximate average cost of borrowed funds, including our SBA debentures, 2022 Notes, 2024 Notes, 2025 Notes, 2033 Notes, 2027 Asset-Backed Notes, 2022 Convertible Notes, and Credit Facilities for the period ended December 31, 2018, along with the hypothetical estimated incremental cost of debt that would be incurred on offering the maximum permissible debt under the 150% asset coverage. Actual interest payments may be different.

In addition to regulatory requirements that restrict our ability to raise capital, our 2022 Notes, 2024 Notes, 2025 Notes, 2033 Notes, 2022 Convertible Notes, and Credit Facilities contain various covenants which, if not complied with, could require accelerated repayment under the facility or require us to repurchase the 2022 Notes, 2024 Notes, 2025 Notes, 2033 Notes, or 2022 Convertible Notes thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

The credit agreements governing our 2022 Notes, 2024 Notes, 2025 Notes, 2033 Notes, 2022 Convertible Notes, and Credit Facilities require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage, debt to equity and interest coverage. Our ability to continue to comply with these covenants in the future depends on many factors, some of which are beyond our control. There are no assurances that we will be able to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders under our Credit Facilities and could accelerate repayment under the facilities or the 2022 Notes, 2024 Notes, 2025 Notes, 2033 Notes, or 2022 Convertible Notes and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay a sufficient amount of distributions and maintain our ability to be subject to tax as a RIC. We may not have enough available cash or be able to obtain financing at the time we are required to make repurchases. See “Note 4 – Borrowings”.

The Wells Facility and the Union Bank Facility mature in January 2023 and February 2023, respectively, and any inability to renew, extend or replace our Credit Facilities could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders.

As of December 31, 2018, we had two available secured credit facilities, the Wells Facility and the Union Bank Facility, which mature in January 2023 and February 2023, respectively. There can be no assurance that we will be able to renew, extend or replace our Credit Facilities upon maturity on terms that are favorable to us, if at all. Our ability to renew, extend or replace the Credit Facility will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to renew, extend or replace either Credit Facility at the time of its maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

We are subject to certain risks as a result of our interests in connection with the Debt Securitizations and our equity interest in the Securitization Issuers.

On November 1, 2018, in connection with the 2018 Debt Securitization and the offering of the 2027 Asset-Backed Notes by Hercules Capital Funding Trust 2018-1, or the 2018 Securitization Issuer, we sold and/or contributed to Hercules Capital Funding 2018-1 LLC, as trust depositor, or the 2018 Trust Depositor, certain senior loans made to certain of our portfolio companies, or the 2018 Loans, which the 2018 Trust Depositor in turn sold and/or contributed to the 2018 Securitization Issuer in exchange for 100% of the equity interest in the 2018 Securitization Issuer, cash proceeds and other consideration. Following these transfers, the 2018 Securitization Issuer, and not the 2018 Trust Depositor or us, held all of the ownership interest in the 2018 Loans.

On January 22, 2019, in connection with the 2019 Debt Securitization and the offering of the 2028 Asset-Backed Notes by the 2019 Securitization Issuer and, together with the 2018 Securitization Issuer, the Securitization Issuers, we sold and/or contributed to the 2019 Trust Depositor and, together with the 2018 Trust Depositor, the Trust Depositors, certain senior loans made to certain of our portfolio companies, or the 2019 Loans and, together with the 2018 Loans, the Securitization Loans, which the 2019 Trust Depositor in turn sold and/or contributed to the 2019 Securitization Issuer in exchange for 100% of the equity interest in the 2019

Securitization Issuer, cash proceeds and other consideration. Following these transfers, the 2019 Securitization Issuer, and not the 2019 Trust Depositor or us, held all of the ownership interest in the 2019 Loans.

As a result of the Debt Securitizations, we hold, indirectly through the Trust Depositors, 100% of the equity interests in the Securitization Issuers. As a result, we consolidate the financial statements of the Trust Depositors and the Securitization Issuers, as well as our other subsidiaries, in our consolidated financial statements. Because each of the Trust Depositors and the Securitization Issuers is disregarded as an entity separate from its owners for U.S. federal income tax purposes, the sale or contribution by us to the Trust Depositors, and by the Trust Depositors to the Securitization Issuers, as applicable, did not constitute a taxable event for U.S. federal income tax purposes. If the IRS were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows.

Further, a failure of either of the Securitization Issuers to be treated as a disregarded entity for U.S. federal income tax purposes would constitute an event of default pursuant to the applicable indenture under the Debt Securitizations, upon which the trustee under the 2018 Debt Securitization, or the 2018 Trustee, or the 2019 Debt Securitization, or the 2019 Trustee and, together with the 2018 Trustee, the Securitization Trustees, as applicable, may and will at the direction of a supermajority of the holders of the 2027 Asset-Backed Notes, or the 2027 Noteholders, or the holders of the 2028 Asset-Back Notes, or the 2028 Noteholders and, together with the 2027 Noteholders, the Securitization Noteholders, as the case may be, declare the applicable Asset-Backed Notes, to be immediately due and payable and exercise remedies under the applicable indenture, including (i) to institute proceedings for the collection of all amounts then payable on the applicable Asset-Backed Notes, or under the applicable indenture, enforce any judgment obtained, and collect from the applicable Securitization Issuer and any other obligor upon the applicable Asset-Backed Notes monies adjudged due; (ii) institute proceedings from time to time for the complete or partial foreclosure of the applicable indenture with respect to the property of the applicable Securitization Issuer; (iii) exercise any remedies as a secured party under the relevant Uniform Commercial Code and take other appropriate action under applicable law to protect and enforce the rights and remedies of the applicable Securitization Trustee and the applicable Securitization Noteholders; or (iv) sell the property of the applicable Securitization Issuer or any portion thereof or rights or interest therein at one or more public or private sales called and conducted in any matter permitted by law. Any such exercise of remedies could have a material adverse effect on our business, financial condition, results of operations or cash flows.

An event of default in connection with the Debt Securitizations could give rise to a cross-default under our other material indebtedness.

The documents governing our other material indebtedness contain customary cross-default provisions that could be triggered if an event of default occurs in connection with either of the Debt Securitizations. An event of default with respect to our other indebtedness could lead to the acceleration of such indebtedness and the exercise of other remedies as provided in the documents governing such other indebtedness. This could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our ability to be subject to tax as a RIC.

We may not receive cash distributions in respect of our indirect ownership interests in the Securitization Issuers.

Apart from fees payable to us in connection with our role as servicer of the Securitization Loans and the reimbursement of related amounts under the documents governing the Debt Securitizations, we receive cash in connection with the Debt Securitizations only to the extent that the Trust Depositors receive payments in respect of their equity interests in the Securitization Issuers. The respective holders of the equity interests in the Securitization Issuers are the residual claimants on distributions, if any, made by the applicable Securitization Issuer after the respective Securitization Noteholders and other claimants have been paid in full on each payment date or upon maturity of the applicable Asset-Backed Notes, subject to the priority of payments under the documents governing the Debt Securitizations. To the extent that the value of a Securitization Issuer’s portfolio of loans is reduced as a result of conditions in the credit markets (relevant in the event of a liquidation event), other macroeconomic factors, distressed or defaulted loans or the failure of individual portfolio companies to otherwise meet their obligations in respect of the loans, or for any other reason, the ability of either Securitization Issuer to make cash distributions in respect of the applicable Trust Depositor’s equity interests would be negatively affected and consequently, the value of the equity interests in such Securitization Issuer would also be reduced. In the event that we fail to receive cash indirectly from the Securitization Issuers, we could be unable to make distributions, if at all, in amounts sufficient to maintain our ability to be subject to tax as a RIC.

The interests of the Securitization Noteholders may not be aligned with our interests.

The Asset-Backed Notes are debt obligations ranking senior in right of payment to the rights of the holders of the equity interests in the Securitization Issuers, as residual claimants in respect of distributions, if any, made by the Securitization Issuers. As such, there are circumstances in which the interests of the Securitization Noteholders may not be aligned with the interests of holders of the equity interests in the Securitization Issuers. For example, under the terms of the documents governing the Debt Securitizations, the Securitization Noteholders have the right to receive payments of principal and interest prior to holders of the equity interests.

For as long as the Asset-Backed Notes remain outstanding, the respective Securitization Noteholders have the right to act in certain circumstances with respect to the applicable Securitization Loans in ways that may benefit their interests but not the interests of the respective holders of the equity interests in the Securitization Issuers, including by exercising remedies under the documents governing the Debt Securitizations.

If an event of default occurs, the applicable Securitization Noteholders will be entitled to determine the remedies to be exercised, subject to the terms of the documents governing the Debt Securitizations. For example, upon the occurrence of an event of default with respect to the Asset-Backed Notes, the applicable Securitization Trustee may and will at the direction of the holders of a supermajority of the applicable Asset-Backed Notes declare the principal, together with any accrued interest, of the notes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the applicable Securitization Issuer. The applicable Asset-Backed Notes then outstanding will be paid in full before any further payment or distribution on the equity interest is made. There can be no assurance that there will be sufficient funds through collections on the Securitization Loans or through the proceeds of the sale of the Securitization Loans in the event of a bankruptcy or insolvency to repay in full the obligations under the Asset-Backed Notes, or to make any distribution to holders of the equity interests in the Securitization Issuers.

Remedies pursued by the Securitization Noteholders could be adverse to our interests as the indirect holder of the equity interests in the Securitization Issuers. The Securitization Noteholders have no obligation to consider any possible adverse effect on such other interests. Thus, there can be no assurance that any remedies pursued by the Securitization Noteholders will be consistent with the best interests of the Trust Depositors or that we will receive, indirectly through the Trust Depositors, any payments or distributions upon an acceleration of the Asset-Backed Notes. Any failure of the Securitization Issuers to make distributions in respect of the equity interests that we indirectly hold, whether as a result of an event of default and the acceleration of payments on the Asset-Backed Notes or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our ability to be subject to tax as a RIC.

Certain events related to the performance of Securitization Loans could lead to the acceleration of principal payments on the Asset-Backed Notes.

The following constitute rapid amortization events, or Rapid Amortization Events, under the documents governing the Debt Securitizations: (i) the aggregate outstanding principal balance of delinquent Securitization Loans, and restructured Securitization Loans that would have been delinquent Securitization Loans had such loans not become restructured loans, in the portfolio of Securitization Loans held by the applicable Securitization

Issuer exceeds 10% of the current aggregate outstanding principal balance of the Securitization Loans held by such Securitization Issuer for a period of three consecutive months; (ii) the aggregate outstanding principal balance of defaulted Securitization Loans in the portfolio of Securitization Loans held by the applicable Securitization Issuer exceeds 5% of the initial outstanding principal balance of the Securitization Loans held by such Securitization Issuer determined as of November 1, 2018 (in the case of the 2018 Loans) or January 22, 2019 (in the case of the 2019 Loans) for a period of three consecutive months; (iii) the aggregate outstanding principal balance of the 2027 Asset-Backed Notes or the 2028 Asset-Backed Notes, as applicable, exceeds the applicable borrowing base for a period of three consecutive months; (iv) either Securitization Issuer’s pool of Securitization Loans contains Securitization Loans to ten or fewer obligors, as applicable; and (v) the occurrence of an event of default under the applicable documents governing the Debt Securitizations. After a Rapid Amortization Event has occurred, subject to the priority of payments under the documents governing the Debt Securitizations, principal collections on the applicable Securitization Loans will be used to make accelerated payments of principal on the applicable Asset-Backed Notes until the principal balance of such Asset-Back Notes is reduced to zero. Such an event could delay, reduce or eliminate the ability of the applicable Securitization Issuer to make distributions in respect of the equity interests that we indirectly hold, which could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our ability to be subject to tax as a RIC.

We have certain repurchase obligations with respect to the Securitization Loans transferred in connection with the Debt Securitizations.

As part of each Debt Securitization, we entered into a sale and contribution agreement and a sale and servicing agreement under which we would be required to repurchase any Securitization Loan (or participation interest therein) which was sold to the applicable Securitization Issuer in breach of certain customary representations and warranties made by us or by the applicable Trust Depositor with respect to such Securitization Loan or the legal structure of the applicable Debt Securitization. To the extent that there is a breach of such representations and warranties and we fail to satisfy any such repurchase obligation, the applicable Securitization Trustee may, on behalf of the applicable Securitization Issuer, bring an action against us to enforce these repurchase obligations.

Regulations governing our operations as a business development company may affect our ability to, and the manner in which, we raise additional capital, which may expose us to risks.

Our business will require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowings, securitization transactions or other indebtedness, or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Until December 6, 2018, as a business development company, under the 1940 Act, we were not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). The SBCAA, which was signed into law in March 2018, modifies this section of the 1940 Act and decreases this percentage from 200% to 150% (subject to either stockholder approval or approval of both a majority of the board of directors and a majority of directors who are not interested persons). On September 4, 2018 and December 6, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) and our stockholders, respectively, approved the application to us of the 150% minimum asset coverage ratio set forth in Section 61(a)(2) of the 1940 Act. As a result, as of December 7, 2018, we are able to incur additional indebtedness, subject to certain disclosure requirements and, therefore, your risk of an investment in us may increase. Rating agencies may also decide to review our credit ratings and those of other business development companies in light of this new law as well as any corresponding changes to asset coverage ratios and consider downgrading such ratings, including a downgrade from an investment grade rating to a non-investment grade rating. Such a downgrade in our credit ratings may adversely affect our securities. See “Risk Factors—Risks Related to Our Securities—A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our debt securities, if any, or change in the debt markets could cause the liquidity or market value of our debt securities to decline significantly” in the accompanying prospectus.

If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such transaction may be disadvantageous. As a result of issuing senior securities, we would also be exposed to risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance operations. Other than in certain limited situations such as rights offerings, as a business development company, we are generally not able to issue our common stock at a price below NAV without first obtaining required approvals from our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Recently passed legislation allows us to incur additional leverage.

Until December 6, 2018, as a business development company, under the 1940 Act, generally we were not permitted to incur indebtedness unless immediately after such borrowing we had an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). The SBCAA, which was signed into law in March 2018, modifies this section of the 1940 Act and decreases this percentage from 200% to 150% (subject to either stockholder approval or approval of both a majority of the board of directors and a majority of directors who are not interested persons). On September 4, 2018 and December 6, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) and our stockholders, respectively, approved the application to us of the 150% minimum asset coverage ratio set forth in Section 61(a)(2) of the 1940 Act. As a result, as of December 7, 2018, we are able to incur additional indebtedness, subject to certain disclosure requirements and, therefore, your risk of an investment in us may increase. Rating agencies may also decide to review our credit ratings and those of other business development companies in light of this new law as well as any corresponding changes to asset coverage ratios and consider downgrading such ratings, including a downgrade from an investment grade rating to a non-investment grade rating. Such a downgrade in our credit ratings may adversely affect our securities. See “Risk Factors—Risks Related to Our Securities—A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our debt securities, if any, or change in the debt markets could cause the liquidity or market value of our debt securities to decline significantly” in the accompanying prospectus.

One of our wholly-owned subsidiaries is licensed by the U.S. SBA, and as a result, we will be subject to SBA regulations, which could limit our capital or investment decisions.

Our wholly-owned subsidiary HT III is licensed to act as SBIC and is regulated by the SBA. HT III holds approximately $307.5 million in assets and it accounted for approximately 14.3% of the Company’s total assets, prior to consolidation at December 31, 2018. The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. On July 13, 2018, we completed repayment of the remaining outstanding HT II debentures and subsequently surrendered the SBA license with respect to our wholly-owned subsidiary HT II.

The SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT III from making new investments. Such actions by the SBA would, in turn, negatively affect us because HT III is our wholly owned subsidiaries.

HT III was in compliance with the terms of the SBIC’s leverage as of December 31, 2018 as a result of having sufficient capital as defined under the SBA regulations. Compliance with SBA requirements may cause HT III to forego attractive investment opportunities that are not permitted under SBA regulations. See “Regulation—Small Business Administration Regulations” in the accompanying prospectus.

SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.

The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC to $175.0 million or to a group of SBICs under common control to $350.0 million. An SBIC may not borrow an amount in excess of two times (and in certain cases, up to three times) its regulatory capital. As of December 31, 2018, we have issued $149.0 million in SBA-guaranteed debentures in our SBIC subsidiary, which is the maximum capacity for our SBIC subsidiary under our existing license. During times that we reach the maximum dollar amount of SBA-guaranteed debentures permitted, and if we require additional capital, our cost of capital is likely to increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, the current status of our SBIC subsidiary as a SBIC does not automatically assure that our SBIC subsidiary will continue to receive SBA-guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon our SBIC subsidiary continuing to be in compliance with SBA regulations and policies and available SBA funding. The amount of SBA leverage funding available to a SBIC is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by our SBIC subsidiary.

The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. HT III has debentures outstanding that become due starting in September 2020. Our SBIC subsidiary will need to generate sufficient cash flow to make required interest payments on the debentures. If our SBIC subsidiary is unable to meet its financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to our SBIC subsidiary’s assets over our stockholders in the event we liquidate our SBIC subsidiary or the SBA exercises its remedies under such debentures as the result of a default by us.

Uncertainty about presidential administration initiatives could negatively impact our business, financial condition and results of operations.

The Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although we cannot predict the impact, if any, of these changes to our business, they could adversely affect our business, financial condition, operating results and cash flows. Until we know what policy changes are made and how those changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them.

Further downgrades of the U.S. credit rating, automatic spending cuts or another government shutdown could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. Although U.S. lawmakers passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

In addition, disagreement over the federal budget has caused the U.S. federal government to shutdown for periods of time resulting in, among other things, inadequate funding for and/or the shutdown of certain government agencies, including the SEC, SBA, and U.S. Food and Drug Administration, or the FDA, on which the operation of our business may rely. Inadequate funding for and/or the shutdown of these government agencies prevents them from performing their normal business functions, which could impact, among other things, (i) our and our portfolio companies’ ability to access the public markets and obtain necessary capital in order to, among other things, properly capitalize, continue or expand operations, or, in the case of portfolio investments held by us, liquidate such investments; (ii) our ability to originate SBA loans; and (iii) the ability of the FDA and other governmental agencies to timely review and process regulatory submissions of our portfolio companies. Continued adverse political and economic conditions, including a prolonged U.S. federal government shutdown, could have a material adverse effect on our business, financial condition and results of operations.

Our business and operations could be negatively affected if we become subject to stockholder activism, which could cause us to incur significant expense, hinder the execution of our investment strategy or impact our stock price.

Stockholder activism, which could take many forms, including making public demands that we consider certain strategic alternatives, engaging in public campaigns to attempt to influence our corporate governance and/or our management, and commencing proxy contests to attempt to elect the activists’ representatives or others to our Board of Directors, or arise in a variety of situations, has been increasing in the business development company industry recently. While we are currently not subject to any stockholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and our Board of Directors’ attention and resources from our business. Additionally, such stockholder activism could give rise to perceived uncertainties as to our future and adversely affect our relationships with service providers and our portfolio companies. Also, we may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

Risks Related to Our Investments

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies.

The following table shows the fair value of the totals of investments held in portfolio companies at December 31, 2018 that represent greater than 5% of our net assets:

	December 31, 2018
(in thousands)	Fair Value	Percentage of Net Assets
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)	$70,960	7.4%
EverFi, Inc.	60,408	6.3%
BridgeBio Pharma LLC	56,986	6.0%
Businessolver.com, Inc.	53,967	5.6%
Lithium Technologies, Inc.	53,706	5.6%
Fuze, Inc.	51,943	5.4%
Axovant Sciences Ltd.	49,415	5.2%

•	Paratek Pharmaceuticals, Inc. is a biopharmaceutical company focused on the development and commercialization of innovative therapies based upon its expertise in novel tetracycline chemistry.

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EverFi, Inc. is a technology company that offers a web-based media platform to teach and certify students in the core concepts of financial literacy, from student loan defaults and sub-prime mortgages to credit card debt and rising bankruptcy rates.

•	BridgeBio Pharma LLC is a clinical-stage biopharmaceutical company that discovers and develops drugs for patients with genetic diseases.

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Businessolver.com, Inc. is a technology company that provides a cloud-based SaaS platform for employee benefit administration designed to manage and monitor enrollment and payroll dashboards with real-time data.

•	Lithium Technologies, Inc. is a technology company that develops a software platform that helps customers to connect, engage, and understand their total community.

•	Fuze, Inc. is a technology company that provides a cloud-based unified communications-as-a-service platform to server message block, mid-market, and small enterprise customers worldwide.

•	Axovant Sciences Ltd. is a clinical-stage biopharmaceutical company focused on acquiring, developing and commercializing novel therapeutics for the treatment of dementia.

Our financial results could be materially adversely affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

Risks Related to our Securities

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If you are holding debt securities issued by us and such securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if you are holding debt securities issued by us and such securities are subject to mandatory redemption, we may be required to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

On October 24, 2017, our Board of Directors approved a redemption of $75.0 million of the outstanding aggregate principal amount of the 2024 Notes, which were redeemed on November 23, 2017. On February 9, 2018, our Board of Directors approved a redemption of $100.0 million of the outstanding aggregate principal amount of the 2024 Notes, which were redeemed on April 2, 2018. Further, on December 7, 2018, our Board of Directors approved a full redemption, in two equal transactions, of $83.5 million of the outstanding aggregate principal amount of the 2024 Notes. The 2024 Notes were fully redeemed on January 14, 2019 and February 4, 2019. We may redeem the 2022 Notes after September 23, 2022, the 2025 Notes after April 30, 2021, and the 2033 Notes after October 30, 2033 at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments. If we choose to redeem the 2022 Notes, 2025 Notes, or 2033 Notes when the fair market value of the 2022 Notes, 2025 Notes, or 2033 Notes is above par value, you would experience a loss of any potential premium.

The 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, while the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes remain senior in priority to our equity securities, they are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes.

The 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes are obligations exclusively of Hercules Capital, Inc. and not of any of our subsidiaries. None of our subsidiaries are or act as guarantors of the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes and the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Our secured indebtedness with respect to the SBA debentures is held through our SBIC subsidiary. The assets of any such subsidiary are not directly available to satisfy the claims of our creditors, including holders of the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including holders of preferred stock, if any, of our subsidiaries) will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. As a result of not having a direct claim against any of our subsidiaries, the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes are structurally subordinated to all indebtedness and other liabilities (including trade payables) of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes.

The respective indentures under which the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes were issued contain limited protections for the holders of the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes.

The indenture under which 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes were issued offers limited protections to the holders of the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes. The terms of the respective indentures and the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on an investment in the 2022 Notes, 2025 Notes, 2033 Notes, or 2022 Convertible Notes. In particular, the terms of the respective indentures and the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes do not place any restrictions on our or our subsidiaries’ ability to:

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issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the 2022 Notes, 2025 Notes, 2033 Notes, or 2022 Convertible Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the 2022 Notes, 2025 Notes, 2033 Notes, or 2022 Convertible Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore would rank structurally senior to the 2022 Notes, 2025 Notes, 2033 Notes, or 2022 Convertible Notes and (4) securities, indebtedness or other obligations issued or incurred by our subsidiaries that would be senior in right of payment to our equity interests in our subsidiaries and therefore would rank structurally senior in right of payment to the 2022 Notes, 2025 Notes, 2033 Notes, or 2022 Convertible Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect to any exemptive relief granted to us by the SEC (currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% thereafter after such borrowings);

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pay distributions on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the 2022 Notes, 2025 Notes, 2033 Notes, or 2022 Convertible Notes, in each case other than distributions, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another business development company (or to us if we determine to seek such similar no-action or other relief) permitting the business development company to declare any cash distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the business development company’s status as a RIC under Subchapter M of the Code (currently, these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 150% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase);

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of distributions or other amounts to us from our subsidiaries.

In addition, the indenture and the 2025 Notes and 2033 Notes do not require us to purchase the 2025 Notes or 2033 Notes in connection with a change of control or any other event.

Furthermore, the terms of the respective indentures and the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes do not protect their respective holders in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity, except as required under the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes may have important consequences for their holders, including making it more difficult for us to satisfy our obligations with respect to the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes or negatively affecting their trading value.

Certain of our current debt instruments include more protections for their respective holders than the indenture and 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes. See “Risks Related to our Business Structure—In addition to regulatory requirements that restrict our ability to raise capital, our 2022 Notes, 2025 Notes, 2033 Notes, 2022 Convertible Notes, and Credit Facilities contain various covenants which, if not complied with, could require accelerated repayment under the facility or require us to repurchase the 2022 Notes, 2025 Notes, 2033 Notes, or 2022 Convertible Notes thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.” In addition, other debt we issue or incur in the future could contain more protections for its holders than the respective indentures and the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the 2022 Notes, 2025 Notes, 2033 Notes, and 2022 Convertible Notes.

An active trading market for the 2025 Notes or 2033 Notes may not develop or be sustained, which could limit the market price of the 2025 Notes or 2033 Notes or your ability to sell them.

Although the 2025 Notes and 2033 Notes are listed on the NYSE under the symbols “HCXZ” and “HCXY,” respectively, we cannot provide any assurances that an active trading market will develop or be sustained for the 2025 Notes or 2033 Notes or that the 2025 Notes or 2033 Notes will be able to be sold. At various times, the 2025 Notes or 2033 Notes may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market is not sustained, the liquidity and trading price for the 2025 Notes or 2033 Notes may be harmed.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the 2022 Notes, 2025 Notes, 2033 Notes, 2022 Convertible Notes, 2027 Asset-Backed Notes, or 2028 Asset-Backed Notes.

Any default under the agreements governing our indebtedness, including a default under the Wells Facility, the Union Bank Facility, 2022 Notes, 2025 Notes, 2033 Notes, 2022 Convertible Notes, 2027 Asset-Backed Notes, 2028 Asset-Backed Notes or other indebtedness to which we may be a party, that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness, could make us unable to pay principal, premium, if any, and interest on any of our indebtedness, including the 2022 Notes, 2025 Notes,

2033 Notes, 2022 Convertible Notes, 2027 Asset-Backed Notes, or 2028 Asset-Backed Notes and substantially decrease the market value of the 2022 Notes, 2025 Notes, 2033 Notes, 2022 Convertible Notes, 2027 Asset-Backed Notes, and 2028 Asset-Backed Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Wells Facility and the Union Bank Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the Wells Facility or Union Bank Facility or the required holders of our 2022 Notes, 2025 Notes, 2033 Notes, 2022 Convertible Notes, 2027 Asset-Backed Notes, 2028 Asset-Backed Notes or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Wells Facility, Union Bank Facility, 2022 Notes, 2025 Notes, 2033 Notes, 2022 Convertible Notes, 2027 Asset-Backed Notes, 2028 Asset-Backed Notes or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default under the Wells Facility, Union Bank Facility, 2022 Notes, 2025 Notes, 2033 Notes, 2022 Convertible Notes, 2027 Asset-Backed Notes, 2028 Asset-Backed Notes or other debt, the lenders or holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the Wells Facility and the Union Bank Facility, could proceed against the collateral securing the debt. Because the Wells Facility and the Union Bank Facility have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the 2022 Notes, 2025 Notes, 2033 Notes, 2022 Convertible Notes, 2027 Asset-Backed Notes, 2028 Asset-Backed Notes, Wells Facility, Union Bank Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

USE OF PROCEEDS

Overview

Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph depending on, among other things, the market price of our common stock at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. Assuming the sale of the remaining 5,280,833 shares of common stock offered under this prospectus supplement and the accompanying prospectus, at the last reported sale price of $14.04 per share for our common stock on the NYSE as of February 25, 2019, we estimate that the net proceeds of this offering will be approximately $72.5 million after deducting the estimated sales commission payable to JMP Securities and our estimated offering expenses.

We intend to use the net proceeds from this offering to fund investments in debt and equity securities in accordance with our investment objectives, to make acquisitions, to retire certain debt obligations and for other general corporate purposes.

We intend to seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof consistent with our investment objective. We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within three to six months, depending on market conditions. We anticipate that the remainder will be used for working capital and general corporate purposes, including potential payments or distributions to shareholders. Pending such uses and investments, we will invest a portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objectives may be limited to the extent that the net proceeds of this offering, pending full investment, are held in lower yielding short-term instruments.

Status of the Offering

On September 8, 2017, we established an at-the-market, or ATM, program to which this prospectus supplement relates and through which we may sell, from time to time and at our sole discretion up to 12,000,000 shares of our common stock. During the period from September 8, 2017 through the date of this prospectus supplement, approximately 6.7 million shares of common stock have been issued and sold pursuant to the Equity Distribution Agreement and approximately 5.3 million shares of common stock remain available for sale. Gross proceeds raised through the date of this prospectus were approximately $85.3 million based on an average sale price of $12.69 per share, offset by related underwriting fees and offering expenses of approximately $2.0 million for net proceeds of approximately $83.3 million.

PRICE RANGE OF COMMON STOCK

Our common stock is traded on the NYSE under the symbol “HTGC.”

The following table sets forth the range of high and low sales prices of our common stock, the sales price as a percentage of NAV and the distributions declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

		Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Distribution per Share
	NAV(1)	High	Low
2017
First quarter	$9.76	$15.43	$14.12	58.1%	44.7%	$0.310
Second quarter	$9.87	$15.56	$12.66	57.6%	28.3%	$0.310
Third quarter	$10.00	$13.50	$12.04	35.0%	20.4%	$0.310
Fourth quarter	$9.96	$13.94	$12.44	39.9%	24.9%	$0.310
2018
First quarter	$9.72	$13.25	$11.89	36.3%	22.3%	$0.310
Second quarter	$10.22	$12.97	$11.99	26.9%	17.3%	$0.310
Third quarter	$10.38	$13.64	$12.71	31.4%	22.4%	$0.330	(2)
Fourth quarter	$9.90	$13.28	$10.63	34.1%	7.4%	$0.310
2019
First quarter (through February 25, 2019)	*	$14.04	$11.23	*	*	**

(1)

NAV per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Includes a supplemental distribution of $0.02 per share.
*	NAV has not yet been calculated for this period.
**	Cash distribution per share has not yet been determined for this period.

The last reported price for our common stock on February 25, 2019 was $14.04 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. At times, our shares of common stock have traded at a premium to NAV and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

CAPITALIZATION

The Equity Distribution Agreement provides that we may offer and sell up to 12,000,000 shares of our common stock from time to time through JMP Securities, as our sales agent for the offer and sale of such common stock. The table below assumes that we will sell the remaining 5,280,833 shares at a price of $14.04 per share (the last reported sale price per share of our common stock on the NYSE on February 25, 2019), but there is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $14.04 depending on the market price of our common stock at the time of any such sale. The following table sets forth our capitalization as of December 31, 2018:

•	on an actual basis; and

•

on an as adjusted basis giving effect to the transactions noted above, no additional sale of shares of common stock subsequent to December 31, 2018 and as of February 25, 2019, and the assumed sale of 5,280,833 shares of our common stock at a price of $14.04 per share (the last reported sale price per share of our common stock on the NYSE on February 25, 2019) less commissions and expenses.

This table should be read in conjunction with “Use of Proceeds,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus supplement. The adjusted information is illustrative only.

	As of December 31, 2018
	Actual	As Adjusted
	(in thousands)
Investments at fair value	$1,880,373	$1,880,373
Cash and cash equivalents	$34,212	$106,673
Debt:
Accounts payable and accrued liabilities	$25,961	$25,961
Long-term SBA debentures	147,655	147,655
2022 Convertible Notes	225,051	225,051
2027 Asset-Backed Notes	197,265	197,265
2022 Notes	147,990	147,990
2024 Notes	81,852	81,852
2025 Notes	72,590	72,590
2033 Notes	38,427	38,427
Credit Facilities	52,956	52,956

Total debt	$989,747	$989,747

Stockholders’ equity:
Common stock, par value $0.001 per share; 200,000,000 shares authorized; 96,877,352 shares issued and 96,500,886 shares outstanding, actual, 102,158,185 shares issued and 101,781,719 shares outstanding, as adjusted, respectively	$96	$101
Capital in excess of par value	1,052,269	1,124,725
Total distributable earnings (loss)	(92,859)	(92,859)
Treasury Stock, at cost, 376,466 shares as of December 31, 2018	(4,062)	(4,062)

Total stockholders’ equity	$955,444	$1,027,905

Total capitalization	$1,945,191	$2,017,652

PLAN OF DISTRIBUTION

JMP Securities LLC is acting as our sales agent in connection with the offer and sale of shares of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Upon written instructions from us, JMP Securities LLC will use its commercially reasonable efforts consistent with its sales and trading practices to sell, as our sales agent, our common stock under the terms and subject to the conditions set forth in the Equity Distribution Agreement. We will instruct JMP Securities LLC as to the amount of common stock to be sold by it. We may instruct JMP Securities LLC not to sell common stock if the sales cannot be effected at or above the price designated by us in any instruction. The sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less JMP Securities LLC’s commission, will not be less than the NAV per share of our common stock at the time of such sale. We or JMP Securities LLC may suspend the offering of shares of common stock upon proper notice and subject to other conditions.

Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices.

JMP Securities LLC will provide written confirmation of a sale to us no later than the opening of the trading day on the NYSE following each trading day in which shares of our common stock are sold under the Equity Distribution Agreement. Each confirmation will include the number of shares of common stock sold on the preceding day, the net proceeds to us and the compensation payable by us to JMP Securities LLC in connection with the sales.

JMP Securities LLC will receive a commission from us to be negotiated from time to time but in no event in excess of 2.0% of the gross sales price of any shares of our common stock sold through JMP Securities LLC under the Equity Distribution Agreement. We estimate that the total expenses for the offering, excluding compensation payable to JMP Securities LLC under the terms of the Equity Distribution Agreement, will be approximately $1.5 million assuming all shares are offered under this prospectus supplement (including up to $10,000 in reimbursement of the underwriters’ counsel fees in connection with the review of the terms of the offering by the Financial Industry Regulatory Authority, Inc.).

Settlement for sales of shares of common stock will occur on the second trading day following the date on which such sales are made, or on some other date that is agreed upon by us and JMP Securities LLC in connection with a particular transaction, in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

We will report at least quarterly the number of shares of our common stock sold through JMP Securities LLC under the Equity Distribution Agreement and the net proceeds to us.

In connection with the sale of the common stock on our behalf, JMP Securities LLC may be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of JMP Securities LLC may be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to JMP Securities LLC against certain civil liabilities, including liabilities under the Securities Act.

The offering of our shares of common stock pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the sale of all common stock subject to the Equity Distribution Agreement or (ii) the termination of the Equity Distribution Agreement. The Equity Distribution Agreement may be terminated by us in our sole discretion under the circumstances specified in the Equity Distribution Agreement by giving notice to JMP Securities LLC. In addition, JMP Securities LLC may terminate the Equity Distribution Agreement under the circumstances specified in the Equity Distribution Agreement by giving notice to us.

Potential Conflicts of Interest

JMP Securities LLC and its affiliates have provided, or may in the future provide, various investment banking, commercial banking, financial advisory, brokerage and other services to us and our affiliates for which services they have received, and may in the future receive, customary fees and expense reimbursement. JMP Securities LLC and its affiliates may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. In the ordinary course of their various business activities, JMP Securities LLC and its affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of our company.

The principal business address of JMP Securities LLC is 600 Montgomery Street, San Francisco, CA 94111.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus supplement and the accompanying prospectus. In addition to historical information, the following discussion and other parts of this prospectus supplement and the accompanying prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Forward-Looking Statements” in this prospectus supplement and “Risk Factors” in the accompanying prospectus. Capitalized terms used and not otherwise defined herein have the meaning given in the accompanying prospectus.

Overview

We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences and sustainable and renewable technology industries. We source our investments through our principal office located in Palo Alto, CA, as well as through our additional offices in Boston, MA, New York, NY, Washington, DC, Hartford, CT, Westport, CT, Chicago, IL, and San Diego, CA.

Our goal is to be the leading structured debt financing provider for venture capital-backed companies in technology-related industries requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology and to offer a full suite of growth capital products. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We invest primarily in private companies but also have investments in public companies.

We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or other rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company. We also provide “unitranche” loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments. Our primary business objectives are to increase our net income, net operating income and NAV by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related industries with attractive current yields and the potential for equity appreciation and realized gains. Our equity ownership in our portfolio companies may exceed 25% of the voting securities of such companies, which represents a controlling interest under the 1940 Act. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related industries is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We also make investments in qualifying small businesses through HT III, which is our wholly-owned SBIC. HT III holds approximately $307.5 million in assets, which accounted for approximately 14.3% of our total assets, prior to consolidation at December 31, 2018. At December 31, 2018, with our net investment of $74.5 million, HT III has the capacity to issue $149.0 million of SBA-guaranteed debentures, which is subject to SBA approval. At December 31, 2018, we have issued $149.0 million in SBA-guaranteed debentures in our SBIC subsidiary.

We have qualified as and have elected to be treated for tax purposes as a RIC under Subchapter M of the Code. Pursuant to this election, we generally will not be subject to corporate-level taxes on any income and gains that we distribute as dividends for federal income tax purposes to our stockholders. However, our qualification and election to be treated as a RIC requires that we comply with provisions contained in Subchapter M of the Code. For example, as a RIC we must earn 90% or more of our gross income during each taxable year from qualified sources, typically referred to as “good income,” as well as satisfy certain quarterly asset diversification and annual income distribution requirements.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” which includes securities of private U.S. companies, cash, cash equivalents and high-quality debt investments that mature in one year or less.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology related companies at various stages of their development. Consistent with requirements under the 1940 Act, we invest primarily in United-States based companies and to a lesser extent in foreign companies.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We, our subsidiaries or our affiliates may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our Board of Directors and required regulatory or third-party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

Reduced Asset Coverage Requirements

The SBCAA, which was signed into law in March 2018, decreased the minimum asset coverage ratio in Section 61(a) of the 1940 Act for business development companies from 200% to 150% (subject to either stockholder approval or approval of both a majority of the board of directors and a majority of directors who are not interested persons). On September 4, 2018 and December 6, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) and our stockholders, respectively, approved the application to us of the 150% minimum asset coverage ratio set forth in Section 61(a)(2) of the 1940 Act. As a result, effective December 7, 2018, the asset coverage ratio under the 1940 Act applicable to us decreased from 200% to 150%, permitting us to incur additional leverage.

Portfolio and Investment Activity

The total fair value of our investment portfolio was approximately $1.9 billion at December 31, 2018 as compared to approximately $1.5 billion at December 31, 2017. The fair value of our debt investment portfolio at December 31, 2018 was approximately $1.7 billion, compared to a fair value of approximately $1.4 billion at December 31, 2017. The fair value of the equity portfolio at December 31, 2018 was approximately $120.2 million, compared to a fair value of approximately $89.4 million at December 31, 2017. The fair value of the warrant portfolio at December 31, 2018 was approximately $26.7 million, compared to a fair value of approximately $36.8 million at December 31, 2017.

Portfolio Activity

Our investments in portfolio companies take a variety of forms, including unfunded contractual commitments and funded investments. From time to time, unfunded contractual commitments depend upon a portfolio company reaching certain milestones before the debt commitment is available to the portfolio company, which is expected to affect our funding levels. These commitments are subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments that we hold. Debt commitments generally fund over the two succeeding quarters from close. Not all debt commitments represent future cash requirements. Similarly, unfunded contractual commitments may expire without being drawn and thus do not represent future cash requirements.

Prior to entering into a contractual commitment, we generally issue a non-binding term sheet to a prospective portfolio company. Non-binding term sheets are subject to completion of our due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. These non-binding term sheets generally convert to contractual commitments in approximately 90 days from signing. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Our portfolio activity for the years ended December 31, 2018 and 2017 was comprised of the following:

(in millions)	December 31, 2018	December 31, 2017
Debt Commitments(1)
New portfolio company	$969.2	$773.2
Existing portfolio company	184.0	98.8

Total	$1,153.2	$872.0

Funded and Restructured Debt Investments(2)
New portfolio company	$641.6	$578.9
Existing portfolio company	258.2	175.9

Total	$899.8	$754.8

Funded Equity Investments
New portfolio company	53.4	$7.1
Existing portfolio company	7.6	2.9

Total	$61.0	$10.0

Unfunded Contractual Commitments(3)
Total	$139.0	$73.6

Non-Binding Term Sheets
New portfolio company	$55.5	$122.0
Existing portfolio company	—	—

Total	$55.5	$122.0

(1)	Includes restructured loans and renewals in addition to new commitments.
(2)	Funded amounts include borrowings on revolving facilities.
(3)

Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.

We receive principal payments on our debt investment portfolio based on scheduled amortization of the outstanding balances. In addition, we receive principal repayments for some of our loans prior to their scheduled maturity date. The frequency or volume of these early principal repayments may fluctuate significantly from period to period. During the year ended December 31, 2018, we received approximately $576.7 million in aggregate principal repayments. Of the approximately $576.7 million of aggregate principal repayments, approximately $90.1 million were scheduled principal payments, and approximately $486.6 million were early principal repayments related to 36 portfolio companies. Of the approximately $486.6 million early principal repayments, approximately $69.3 million were early repayments due to M&A transactions for five portfolio companies.

Total portfolio investment activity (inclusive of unearned income and excluding activity related to taxes payable and escrow receivables) as of and for each of the years ended December 31, 2018 and 2017 was as follows:

(in millions)	December 31, 2018	December 31, 2017
Beginning portfolio	$1,542.2	$1,423.9
New fundings and restructures	960.7	764.8
Warrants not related to current period fundings	0.1	0.6
Principal payments received on investments	(90.1)	(119.5)
Early payoffs	(486.6)	(505.6)
Accretion of loan discounts and paid-in-kind principal	34.9	36.5
Net acceleration of loan discounts and loan fees due to early payoff or restructure	(13.5)	(8.1)
New loan fees	(13.8)	(9.8)
Sale of investments	(5.9)	(11.0)
Loss on investments due to write offs	(25.1)	(39.6)
Net change in unrealized appreciation (depreciation)	(22.5)	10.0

Ending portfolio	$1,880.4	$1,542.2

As of December 31, 2018, we held warrants or equity positions in four companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential IPOs. Three companies filed confidentially under the JOBS Act. There can be no assurance that companies that have yet to complete their IPO will do so in a timely manner or at all.

Changes in Portfolio

We generate revenue in the form of interest income, primarily from our investments in debt securities and commitment and facility fees. Interest income is recognized in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $12.0 million to $40.0 million, although we may make investments in amounts above or below that range. As of December 31, 2018, our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from approximately 5.5% to approximately 15.7%. In addition to the cash yields received on our debt investments, in some instances, our debt investments may also include any of the following: exit fees, balloon payment fees, commitment fees, success fees, payment-in-kind, or PIK, provisions or prepayment fees which may be required to be included in income prior to receipt.

Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the investment. In addition, our loans may include an interest-only period ranging from three to eighteen months or longer. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. We had approximately $36.3 million of unamortized fees at December 31, 2018, of which approximately $31.1 million was included as an offset to the cost basis of our current debt investments and approximately $5.2 million was deferred contingent upon the occurrence of a funding or milestone. At December 31, 2017, we had approximately $33.3 million of unamortized fees, of which approximately $29.3 million was included as an offset to the cost basis of our current debt investments and approximately $4.0 million was deferred contingent upon the occurrence of a funding or milestone.

Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. At December 31, 2018, we had approximately $25.6 million in exit fees receivable, of which approximately $23.3 million was included as a component of the cost basis of our current debt investments and approximately $2.3 million was a deferred receivable related to expired commitments. At December 31, 2017, we had approximately $27.5 million in exit fees receivable, of which approximately $23.9 million was included as a component of the cost basis of our current debt investments and approximately $3.6 million was a deferred receivable related to expired commitments.

We have debt investments in our portfolio that contain a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is recorded as interest income and added to the principal balance of the loan on specified capitalization dates. To maintain our ability to be subject to tax as a RIC, this non-cash source of income must be distributed to stockholders with other sources of income in the form of dividend distributions even though we have not yet collected the cash. Amounts necessary to pay these distributions may come from available cash or the liquidation of certain investments. We recorded approximately $9.4 million and $10.0 million in PIK income in the years ended December 31, 2018 and December 31, 2017, respectively.

The core yield on our debt investments, which excludes the effects of fee and income accelerations attributed to early payoffs, restructuring, loan modifications and other one-time events and includes income from expired commitments, was 12.6% and 12.4% during the years ended December 31, 2018 and 2017, respectively. The effective yield on our debt investments, which includes the effects of fee and income accelerations attributed to early payoffs, restructuring, loan modifications and other one-time events, was 13.7% and 14.2% for the years ended December 31, 2018 and 2017, respectively. The effective yield is derived by dividing total investment income by the weighted average earning investment portfolio assets outstanding during the year, excluding non-interest earning assets such as warrants and equity investments. Both the core yield and effective yield may be higher than what our common stockholders may realize as the core yield and effective yield do not reflect our expenses and any sales load paid by our common stockholders. The total yield on our investment portfolio was 12.2% and 12.7% for the years ended December 31, 2018 and 2017, respectively. The total yield is derived by dividing total investment income by the weighted average investment portfolio assets outstanding during the year, including non-interest earning assets such as warrants and equity investments at amortized cost.

The total return for our investors was approximately -7.6% and 1.5% during the years ended December 31, 2018 and 2017, respectively. The total return equals the change in the ending market value over the beginning of the period price per share plus distributions paid per share during the period, divided by the beginning price assuming the distribution is reinvested on the date of the distribution. The total return does not reflect any sales load that must be paid by investors. See “Note 9—Financial Highlights” included in the notes to our consolidated financial statements appearing elsewhere in this prospectus supplement.

Portfolio Composition

Our portfolio companies are primarily privately held companies and public companies which are active in the drug discovery & development, software, internet consumer & business services, media/content/info, sustainable and renewable technology, medical devices & equipment, drug delivery, healthcare services, specialty pharmaceuticals, information services, consumer & business products, surgical devices, semiconductors, electronics & computer hardware, communications & networking, biotechnology tools, diagnostic and diversified financial services industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value for companies in these sectors is often vested in intangible assets and intellectual property.

As of December 31, 2018, approximately 87.8% of the fair value of our portfolio was composed of investments in five industries: 29.2% was composed of investments in the software industry, 28.7% was composed of investments in the drug discovery and development industry, 17.5% was composed of investments in the internet consumer and business services industry, 6.5% was composed of investments in the medical devices and equipment industry, and 5.9% was composed of investments in the sustainable and renewable technology industry.

The following table shows the fair value of our portfolio by industry sector at December 31, 2018 and December 31, 2017:

	December 31, 2018		December 31, 2017
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Software	$548,952	29.2%	$360,123	23.4%
Drug Discovery & Development	539,977	28.7%	369,173	23.9%
Internet Consumer & Business Services	329,512	17.5%	154,909	10.0%
Medical Devices & Equipment	121,420	6.5%	94,595	6.1%
Sustainable and Renewable Technology	110,303	5.9%	118,432	7.7%
Healthcare Services, Other	60,142	3.2%	72,337	4.7%
Drug Delivery	40,519	2.2%	91,214	5.9%
Diversified Financial Services	39,491	2.1%	—	0.0%
Information Services	30,940	1.6%	24,618	1.6%
Media/Content/Info	21,666	1.2%	152,998	9.9%
Electronics & Computer Hardware	15,763	0.8%	9,982	0.6%
Biotechnology Tools	6,279	0.3%	5,604	0.4%
Consumer & Business Products	6,179	0.3%	19,792	1.3%
Communications & Networking	4,871	0.3%	6,649	0.4%
Surgical Devices	3,088	0.2%	13,161	0.9%
Semiconductors	899	0.0%	10,406	0.7%
Diagnostic	348	0.0%	720	0.1%
Specialty Pharmaceuticals	24	0.0%	37,501	2.4%

Total	$1,880,373	100.0%	$1,542,214	100.0%

Industry and sector concentrations vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity and warrants or other equity-related interests, can fluctuate materially when a loan is paid off or a warrant or equity interest is sold. Revenue recognition in any given year can be highly concentrated in several portfolio companies.

For the years ended December 31, 2018 and 2017, our ten largest portfolio companies represented approximately 28.2% and 34.6% of the total fair value of our investments in portfolio companies, respectively. At December 31, 2018 and December 31, 2017, we had seven investments that represented 5% or more of our net assets. At December 31, 2018 and December 31, 2017, we had five and nine equity investments representing approximately 53.0% and 67.1%, respectively, of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments. No single portfolio investment represents more than 10% of the fair value of our total investments as of December 31, 2018 and 2017.

As of December 31, 2018, approximately 97.3% of the debt investment portfolio was priced at floating interest rates or floating interest rates with a Prime or LIBOR-based interest rate floor. As a result, we believe we are well positioned to benefit should market interest rates continue to rise.

In most cases, we collateralize our investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, we may obtain a negative pledge covering a company’s intellectual property. As of December 31, 2018, approximately 85.3% of our debt investments were in a senior secured first lien position, with 48.5% secured by a first priority security in all of the assets of the portfolio company, including its intellectual property, 28.8% secured by a first priority security in all of the assets of the portfolio company and the portfolio company was prohibited from pledging or encumbering its intellectual property. 1.1% of our debt investments were senior secured by the equipment of the portfolio company, and 6.9% were in a first lien “last-out” senior secured position with security interest in all of the assets of the portfolio company, whereby the “last-out” loans will be subordinated to the “first-out” portion of the unitranche loan in a liquidation, sale or other disposition. Another 13.8% of our debt investments were secured by a second priority security interest in all of the portfolio company’s assets, and 0.9% were unsecured.

Our investments in senior secured debt with warrants have detachable equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. These features are treated as original issue discount and are accreted into interest income over the term of the loan as a yield enhancement. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price generally equal to the most recent equity financing round. As of December 31, 2018, we held warrants in 129 portfolio companies, with a fair value of approximately $26.7 million. The fair value of our warrant portfolio decreased by approximately $10.1 million, as compared to a fair value of $36.8 million at December 31, 2017, primarily related a slight decrease in portfolio companies and valuation of the portfolio.

Our existing warrant holdings would require us to invest approximately $78.7 million to exercise such warrants as of December 31, 2018. Warrants may appreciate or depreciate in value depending largely upon the underlying portfolio company’s performance and overall market conditions. Of the warrants that we have monetized since inception, we have realized multiples in the range of approximately 1.02x to 29.06x based on the historical rate of return on our investments. However, our warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may experience losses from our warrant portfolio.

Portfolio Grading

We use an investment grading system, which grades each debt investment on a scale of 1 to 5, to characterize and monitor our expected level of risk on the debt investments in our portfolio with 1 being the highest quality. The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of December 31, 2018 and 2017, respectively:

(in thousands)	December 31, 2018			December 31, 2017
Investment Grading	Number of Companies	Debt Investments at Fair Value	Percentage of Total Portfolio	Number of Companies	Debt Investments at Fair Value	Percentage of Total Portfolio
1	13	$311,597	18.0%	12	$345,191	24.4%
2	43	885,123	51.1%	32	583,017	41.2%
3	25	474,926	27.3%	32	443,775	31.3%
4	7	60,267	3.5%	4	41,744	2.9%
5	2	1,579	0.1%	5	2,257	0.2%

	90	$1,733,492	100.0%	85	$1,415,984	100.0%

As of December 31, 2018, our debt investments had a weighted average investment grading of 2.18 on a cost basis, as compared to 2.17 at December 31, 2017. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria or are underperforming relative to their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and therefore have been downgraded until their funding is complete or their operations improve. The slight increase in weighted average investment grading at December 31, 2018 from December 31, 2017 is primarily due to an overall decrease in positions with a credit rating of 1.

At December 31, 2018, we had two debt investments on non-accrual with a cumulative investment cost of approximately $2.7 million and zero fair value. At December 31, 2017, we had five debt investments on non-accrual with a cumulative investment cost and fair value of approximately $14.8 million and $340,000, respectively. The decrease in the cumulative cost and fair value of debt investments on non-accrual between December 31, 2018 and December 31, 2017 is the result of the liquidation of two debt investments that were on non-accrual at December 31, 2017, which resulted in a realized loss of approximately $10.3 million, slightly offset by a loan repayment in full from one debt investment.

Results of Operations

Comparison of periods ended December 31, 2018 and 2017

Investment Income

Interest Income

Total investment income for the year ended December 31, 2018 was approximately $207.8 million as compared to approximately $190.9 million for the year ended December 31, 2017.

Interest income for the year ended December 31, 2018 totaled approximately $190.6 million as compared to approximately $172.2 million for the year ended December 31, 2017. The increase in interest income for the year ended December 31, 2018 as compared to the year ended December 31, 2017 is primarily attributable to debt investment portfolio growth and an increase in the weighted average principal outstanding between the periods, the acceleration of income due to early repayments and other one-time events during the period and changes in various interest rates, including LIBOR and Prime rates, to the extent our debt investments include variable interest rates. As of December 31, 2018, approximately, 97.3% of the loans in our portfolio had variable rates based on floating Prime or LIBOR rates with a floor, compared to 96.4% as of December 31, 2017.

Of the $190.6 million in interest income for the year ended December 31, 2018, approximately $184.1 million represents recurring income from the contractual servicing of our loan portfolio and approximately $6.5 million represents income related to the acceleration of income due to early loan repayments and other one-time events during the period. Income from the contractual servicing of our loan portfolio and the acceleration of interest income due to early loan repayments and other one-time events represented $160.3 million and $11.9 million, respectively, of the $172.2 million interest income for the year ended December 31, 2017.

The following table shows the PIK-related activity, for the years ended December 31, 2018 and 2017, at cost:

	Year Ended December 31,
(in thousands)	2018	2017
Beginning PIK interest receivable balance	$15,487	$9,930
PIK interest income during the period	9,406	9,960
PIK accrued (capitalized) to principal	(1,630)	129
Payments received from PIK loans	(10,546)	(2,349)
Realized loss	—	(2,183)

Ending PIK interest receivable balance	$12,717	$15,487

The decrease in PIK interest income during the year ended December 31, 2018 as compared to the year ended December 31, 2017 is due to a lower average principal outstanding for loans which bear PIK interest. PIK receivable for both December 31, 2018 and December 31, 2017 represents approximately 1% of total debt investments.

Fee Income

Fee income from commitment, facility and loan related fees for the year ended December 31, 2018 totaled approximately $17.1 million as compared to approximately $18.7 million for the year ended December 31, 2017. The decrease in fee income is primarily attributable to a decrease in the acceleration of unamortized fees due to early repayments and one-time fees during the period.

Of the $17.1 million in fee income from commitment, facility and loan related fees for the year ended December 31, 2018, approximately $7.0 million represents income from recurring fee amortization and approximately $10.1 million represents income related to the acceleration of unamortized fees during the period. Income from recurring fee amortization and the acceleration of unamortized fees due to early loan repayments represented $6.4 million and $12.3 million, respectively, of the $18.7 million income for the year ended December 31, 2017.

In certain investment transactions, we may earn income from advisory services; however, we had no income from advisory services in the years ended December 31, 2018 and 2017, respectively.

Operating Expenses

Our operating expenses are comprised of interest and fees on our borrowings, general and administrative expenses and employee compensation and benefits. Operating expenses totaled approximately $99.0 million and $94.4 million during the years ended December 31, 2018 and 2017, respectively.

Interest and Fees on our Borrowings

Interest and fees on our borrowings totaled approximately $46.7 million and $46.6 million for the years ended December 31, 2018 and 2017, respectively. Interest and fee expense for the year ended December 31, 2018 as compared to December 31, 2017 increased primarily due to the issuance of our 2027 Asset-Backed Notes in November 2018, 2033 Notes in September 2018, and 2025 Notes in April 2018, as well as increased average borrowings under our credit facilities, and acceleration of amortized fees from early redemption of the 2024 notes, offset by the partial redemptions of our 2024 Notes and amortization of our fixed-rate asset backed notes due 2021, or the 2021 Asset-Backed Notes.

We had a weighted average cost of debt, comprised of interest and fees, of approximately 5.6% and 5.9% for the years ended December 31, 2018 and 2017, respectively. The slight decrease between comparative periods was primarily driven by a reduction in the weighted average principal outstanding on our higher yielding debt instruments compared to the prior period, specifically the impact of redemptions on our 2024 Notes and amortization of our 2021 Asset-Backed Notes along with lower interest rates due to the issuance of the 2027 Asset-Backed Notes.

General and Administrative Expenses

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, expenses associated with the workout of underperforming investments and various other expenses. Our general and administrative expenses were $15.5 million and $16.1 million for the years ended December 31, 2018 and 2017, respectively. This decrease in general and administrative expenses is primarily due to a decrease in workout related costs and corporate legal fees.

Employee Compensation

Employee compensation and benefits totaled approximately $25.1 million for the year ended December 31, 2018 as compared to approximately $24.6 million for the year ended December 31, 2017. The increase between comparative periods was primarily due to changes in variable incentive compensation related to the achievement of origination and strategic corporate objectives.

Employee stock-based compensation totaled approximately $11.8 million for the year ended December 31, 2018 as compared to approximately $7.2 million for the year ended December 31, 2017. The increase between comparative periods was primarily related to the number and amount of restricted stock awards vesting along with long-term retention performance stock units and separate cash bonus awards granted to senior personnel on May 2, 2018.

Net Investment Realized Gains and Losses and Net Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of an investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the years ended December 31, 2018 as and 2017 is as follows:

	Year Ended December 31,
(in thousands)	2018	2017
Realized gains	$14,050	$14,163
Realized losses	(25,137)	(40,874)

Net realized gains (losses)	$(11,087)	$(26,711)

During the year ended December 31, 2018, we recognized net realized losses of approximately $11.1 million on the portfolio. These net realized losses included gross realized losses of approximately $25.1 million, primarily from the liquidation or write-off of our debt, equity or warrant investments. These losses were partially offset by gross realized gains of approximately $14.0 million, primarily from the sale of our investments during the period.

During the year ended December 31, 2017, we recognized net realized losses of approximately $26.7 million on the portfolio. These net realized losses included gross realized losses of approximately $40.9 million, primarily from the liquidation or write-off of our debt, equity or warrant investments. These losses were offset by gross realized gains of approximately $14.2 million, primarily from the sale of our investments during the period.

The net unrealized appreciation and depreciation of our investments is based on the fair value of each investment determined in good faith by our Board of Directors. The following table summarizes the change in net unrealized appreciation or depreciation of investments for the years ended December 31, 2018, and 2017:

	Year Ended December 31,
(in thousands)	2018	2017
Gross unrealized appreciation on portfolio investments	$60,648	$130,272
Gross unrealized depreciation on portfolio investments	(110,768)	(148,345)
Reversal of prior period net unrealized appreciation (depreciation) upon a realization event	27,584	28,042

Net unrealized appreciation (depreciation) on debt, equity, and warrant investments	(22,536)	9,969
Other net unrealized appreciation (depreciation)	1,390	(704)

Total net unrealized appreciation (depreciation) on investments	$(21,146)	$9,265

During the year ended December 31, 2018, we recorded approximately $21.1 million of net unrealized depreciation, of which $22.5 million is net unrealized depreciation from our debt, equity and warrant investments. We recorded $4.6 million of net unrealized appreciation on our debt investments, which was primarily related to $25.7 million of unrealized appreciation due to loan repayments and the reversal of unrealized depreciation upon write-off. This unrealized appreciation was partially offset by $21.1 million of unrealized depreciation on the debt portfolio, including $17.1 million of unrealized depreciation on collateral-based impairments during the period.

We recorded $24.8 million of net unrealized depreciation on our equity investments and $2.3 million of net unrealized depreciation on our warrant investments during the year ended December 31, 2018. This net unrealized depreciation of $27.1 million was primarily attributable to $29.0 million of unrealized depreciation on the equity and warrant portfolio partially offset by the $1.9 million reversal of unrealized depreciation upon acquisition or liquidation of our equity and warrants investments.

During the year ended December 31, 2017, we recorded approximately $9.3 million of net unrealized appreciation, of which $10.0 million is net unrealized appreciation from our debt, equity and warrant investments. We recorded $32.1 million of net unrealized appreciation on our debt investments, which primarily relates to the reversal of $53.7 million of prior period collateral-based impairments and the reversal of $31.0 million of prior period unrealized depreciation upon payoff or liquidation of our debt investments, offset by $49.6 million of unrealized depreciation for collateral-based impairments during the period.

We recorded $32.8 million of net unrealized depreciation on our equity investments for the year ended December 31, 2017, which primarily relates to $51.9 million of unrealized depreciation for collateral-based impairments, offset by $9.7 million and $6.6 million of unrealized appreciation on our public and private equity portfolios, respectively, related to portfolio company and industry performance.

Finally, for the year ended December 31, 2017, we recorded $10.7 million of unrealized appreciation on our warrant investments, which primarily relates to $9.4 million and $5.2 million of unrealized appreciation on our private and public portfolio companies, respectively, related to portfolio company and industry performance. This unrealized appreciation was offset by the reversal of $3.4 million of unrealized appreciation upon being recognized as a gain or loss due to the acquisition or liquidation of our warrant investments.

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC Topic 740, Income Taxes, under which income taxes are provided for amounts currently payable and for amounts deferred based upon the estimated future tax effects of differences between the financial statements and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances may be used to reduce deferred tax assets to the amount likely to be realized. Based upon our previous election and anticipated continued qualification to be subject to taxation as a RIC, we are typically not subject to a material level of federal income taxes. We intend to distribute 100% of our spillover earnings from ordinary income for our taxable year ended December 31, 2018 to our stockholders during 2019.

Net Change in Net Assets Resulting from Operations and Earnings Per Share

For the years ended December 31, 2018 and 2017, we had a net increase in net assets resulting from operations totaling approximately $76.5 million and approximately $79.0 million, respectively.

The basic and fully diluted net change in net assets per common share for the year ended December 31, 2018 was $0.83, whereas the basic and fully diluted net change in net assets per common share for the year ended December 31, 2017 was $0.95.

For the purpose of calculating diluted earnings per share for year ended December 31, 2018, the dilutive effect of the 2022 Convertible Notes, outstanding options and restricted stock units under the treasury stock method was considered. The effect of the 2022 Convertible Notes was excluded from these calculations for the year ended December 31, 2018 as our share price was less than the conversion price in effect which results in anti-dilution.

Financial Condition, Liquidity and Capital Resources

Our liquidity and capital resources are derived from our SBA debentures, 2022 Notes, 2024 Notes, 2025 Notes, 2033 Notes, 2027 Asset-Backed Notes, 2022 Convertible Notes, Credit Facilities and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our borrowings and the proceeds from the turnover of our portfolio and from public and private offerings of securities to finance our investment objectives. We may also raise additional equity or debt capital through registered offerings off a shelf registration, ATM, and private offerings of securities, by securitizing a portion of our investments, or by borrowing from the SBA through our SBIC subsidiaries.

On August 16, 2013, we entered into an ATM equity distribution agreement, or the Prior Equity Distribution Agreement, with JMP Securities. On March 7, 2016, we renewed the Prior Equity Distribution Agreement and on December 21, 2016, we further amended the agreement to increase the total shares available under the program. The Prior Equity Distribution Agreement, as amended, provided that we may offer and sell up to 12.0 million shares of our common stock from time to time through JMP Securities, as our sales agent.

On September 7, 2017, we terminated the Prior Equity Distribution Agreement and entered into the Equity Distribution Agreement. As a result, the remaining shares that were available under the Prior Equity Distribution agreement are no longer available for issuance. The Equity Distribution Agreement provides that we may offer and sell up to 12.0 million shares of its common stock from time to time through JMP Securities, as its sales agent. Sales of our common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

During the year ended December 31, 2018, we sold 5.1 million shares of common stock, which were issued under the Equity Distribution Agreement for a total accumulated net proceeds of approximately $63.3 million, including $1.5 million of offering expenses. As of December 31, 2018, approximately 5.3 million shares remain available for issuance and sale under the Equity Distribution Agreement. See “—Subsequent Events.”

Our 6.00% convertible notes due, or the 2016 Convertible Notes, were fully settled on or before their contractual maturity date of April 15, 2016. Throughout the life of the 2016 Convertible Notes, holders of approximately $74.8 million of our 2016 Convertible Notes exercised their conversion rights. These 2016 Convertible Notes were settled with a combination of cash equal to the outstanding principal amount of the converted notes and approximately 1.6 million shares of our common stock, or $24.3 million.

On May 2, 2016, we closed an underwritten public offering of an additional $72.9 million in aggregate principal amount of our 2024 Notes. The $72.9 million in aggregate principal amount includes $65.4 million from the initial offering on April 21, 2016 and $7.5 million as a result of underwriters exercising a portion of their option to purchase up to an additional $9.8 million in aggregate principal to cover overallotments on April 29, 2016. On June 27, 2016, we closed an underwritten public offering of an additional $60.0 million in aggregate principal amount of the 2024 Notes. On June 30, 2016, the underwriters exercised their option to purchase up to an additional $9.0 million in aggregate principal to cover overallotments, resulting in total aggregate principal of $69.0 million from the offering. The 2024 Notes rank equally in right of payment and form a single series of notes.

On May 5, 2016, we, through a special purpose wholly-owned subsidiary, Hercules Funding III, LLC, as borrower, entered the Union Bank Facility. The Union Bank Facility replaced our credit facility, or the Prior Union Bank Facility, entered into on August 14, 2014 (as amended and restated from time to time) with MUFG Union Bank, N.A., or Union Bank, as the arranger and administrative agent, and the lenders party thereto from time to time. Any references to amounts related to the Union Bank Facility prior to May 5, 2016 were incurred and relate to the Prior Union Bank Facility.

On October 11, 2016, we entered into a debt distribution agreement, pursuant to which we may offer for sale, from time to time, up to $150.0 million in aggregate principal amount of 2024 Notes through FBR Capital Markets & Co. acting as our sales agent. Sales of the 2024 Notes, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE, or similar securities exchange or sales made through a market maker other than on an exchange at prices related to prevailing market prices or at negotiated prices.

We did not sell any notes under the program during 2018. During the year ended December 31, 2017, we sold 225,457 notes for approximately $5.6 million in aggregate principal amount. As of December 31, 2018, approximately $136.4 million in aggregate principal amount remains available for issuance and sale under the debt distribution agreement.

On January 25, 2017, we issued $230.0 million in aggregate principal amount of 2022 Convertible Notes, which amount includes the additional $30.0 million aggregate principal amount issued pursuant to the initial purchaser’s exercise in full of its overallotment option. The sale generated net proceeds of approximately $225.5 million, including $4.5 million of debt issuance costs. Aggregate issuances costs include the initial purchaser’s discount of approximately $5.2 million, offset by the reimbursement of $1.2 million by the initial purchaser.

On February 24, 2017, we redeemed the $110.4 million remaining outstanding balance of our 2019 Notes in full.

On October 23, 2017, we issued $150.0 million in aggregate principal amount of the 2022 Notes. The 2022 Notes were issued pursuant to the Fourth Supplemental Indenture to the Base Indenture, dated September 7, 2017, or the 2022 Notes Indenture, between us and U.S. Bank, National Association, as trustee. The sale of the 2022 Notes generated net proceeds of approximately $147.4 million, including a public offering discount of $826,500. Aggregate estimated offering expenses in connection with the transaction, including the underwriter’s discount and commissions of approximately $975,000, were approximately $1.8 million.

On November 23, 2017, we redeemed $75.0 million of the $258.5 million issued and outstanding aggregate principal amount of our 2024 Notes. On April 2, 2018, we redeemed an additional $100.0 million of the remaining outstanding aggregate principal amount of the 2024 Notes. Further, on December 7, 2018, our Board of Directors approved a full redemption, in two equal transactions, of $83.5 million of the outstanding aggregate principal amount of the 2024 Notes. The 2024 Notes were fully redeemed on January 14, 2019 and February 4, 2019.

On April 26, 2018, we issued $75.0 million in aggregate principal amount of the 2025 Notes pursuant to the Fifth Supplemental Indenture to the Base Indenture, dated April 26, 2018, between us and U.S. Bank, National Association, as trustee, or the 2025 Notes Indenture. The sale of the 2025 Notes generated net proceeds of approximately $72.4 million. Aggregate estimated offering expenses in connection with the transaction, including the underwriter’s discount and commissions were approximately $2.6 million.

On May 25, 2018, the Company entered into an amendment to the Union Bank Facility. The amendment amends certain provisions of the Union Bank Facility to increase the commitments thereunder from $75.0 million to $100.0 million.

On June 14, 2018, the Company closed its underwritten public offering of 6.9 million shares of common stock, including an over-allotment option to purchase an additional 900,000 shares of common stock, or the June 2018 Equity Offering. The offering generated net proceeds, before expenses, of $81.3 million, including the underwriting discount and commissions of $2.6 million.

On July 31, 2018, we entered into a further amendment to the Wells Facility to extend the maturity date and fully repay the pro-rata portion of outstanding balances of Alostar Bank of Commerce and Everbank Commercial Finance Inc., thereby resigning both as lenders and terminating their commitments thereunder.

On September 20, 2018, we issued $40.0 million in aggregate principal amount of the 2033 Notes pursuant to the Sixth Supplemental Indenture to the Base Indenture, dated September 24, 2018, between us and U.S. Bank, National Association, as trustee, or the 2033 Notes Indenture. The sale of the 2033 Notes generated net proceeds of approximately $38.8 million. Aggregate estimated offering expenses in connection with the transaction, including the underwriter’s discount and commissions were approximately $1.2 million.

On November 1, 2018, we issued $200.0 million in aggregate principal amount of the 2027 Asset-Backed Notes. The sale of the 2027 Asset-Backed Notes generated net proceeds of approximately $197.2 million. Aggregate estimated offering expenses in connection with the transaction, including the underwriter’s discount and commissions were approximately $2.8 million.

On December 17, 2018, our Board of Directors authorized a stock repurchase plan permitting us to repurchase up to $25.0 million of our common stock. We may repurchase shares of our common stock in the open market, including block purchases, at prices that may be above or below the NAV as reported in the most recently published financial statements, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act. We expect that the share repurchase program will be in effect until June 18, 2019, or until the approved dollar amount has been used to repurchase shares. During the year ended December 31, 2018, we repurchased 376,466 shares of our common stock at an average price per share of $10.77 and a total cost of approximately $4.1 million. As of December 31, 2018, approximately $20.9 million of common stock remain eligible for repurchase under the stock repurchase plan. See “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” for further information on the repurchases made during the period.

At December 31, 2018, we had $149.0 million of SBA debentures, $150.0 million of 2022 Notes, $83.5 million of 2024 Notes, $75.0 million of 2025 Notes, $40.0 million of 2033 Notes, $200.0 million of 2027 Asset-Backed Notes, and $230.0 million of 2022 Convertible Notes payable, along with $13.1 million of borrowings outstanding on the Wells Facility and $39.8 million of borrowings outstanding on the Union Bank Facility.

At December 31, 2018, we had $156.2 million in available liquidity, including $34.2 million in cash and cash equivalents. We had available borrowing capacity of $61.9 million under the Wells Facility and $60.2 million under the Union Bank Facility, subject to existing terms and advance rates and regulatory requirements. We primarily invest cash on hand in interest bearing deposit accounts.

At December 31, 2018, we had $74.5 million of capital outstanding in restricted accounts related to our SBIC that we may use to fund new investments in the SBIC. With our net investment of $74.5 million in HT III, we have the capacity to issue $149.0 million in SBA guaranteed debentures, subject to SBA approval. At December 31, 2018, we have issued $149.0 million in SBA guaranteed debentures in our SBIC subsidiary. On July 13, 2018, we completed repayment of the remaining outstanding HT II debentures and subsequently surrendered the SBA license with respect to HT II.

At December 31, 2018, we had approximately $11.6 million of restricted cash, which consists of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized 2027 Asset-Backed Notes, based on current characteristics of the securitized debt investment portfolio, the restricted funds may be used to pay monthly interest and principal on the securitized debt and are not distributed to us or available for our general operations.

During the year ended December 31, 2018, we principally funded our operations from (i) cash receipts from interest and fee income from our investment portfolio (ii) cash proceeds from the realization of portfolio investments through the repayments of debt investments and the sale of debt and equity investments and (iii) debt and equity offerings along with borrowings on our credit facilities.

During the year ended December 31, 2018, our operating activities used $249.0 million of cash and cash equivalents, compared to $18.4 million used during the year ended December 31, 2017. The $230.6 million increase in cash used by operating activities is primarily due to an increase in investment purchases of $196.0 million, and a decrease in investment repayments of $47.5 million.

During the year ended December 31, 2018, our investing activities used $475,000 of cash, compared to $274,000 used during the year ended December 31, 2017. The $201,000 increase in cash used by investing activities was due to an increase in purchase of capital equipment.

During the year ended December 31, 2018, our financing activities provided $200.3 million of cash, compared to $92.3 million provided during the year ended December 31, 2017. The $108.0 million increase in cash provided by financing activities was primarily due to the issuance of $75.0 million of our 2025 Notes in April 2018, issuance of $40.0 million of our 2033 Notes in September 2018, issuance of $200.0 million of our 2027 Asset-Backed Notes in November 2018, increase in credit facilities borrowings of $345.1 million, and issuance of our common stock of $77.5 million, partially offset by the repayment of $100.0 million of our 2024 Notes in April 2018, increase in repayment of our credit facility borrowings of $287.1 million, and full retirement of our 2021 Asset-Backed Notes.

As of December 31, 2018, net assets totaled $955.4 million, with a NAV per share of $9.90. We intend to continue to operate in order to generate cash flows from operations, including income earned from investments in our portfolio companies. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

The SBCAA, which was signed into law in March 2018, decreased the minimum asset coverage ratio in Section 61(a) of the 1940 Act for business development companies from 200% to 150% (subject to either stockholder approval or approval of both a majority of the board of directors and a majority of directors who are not interested persons). On September 4, 2018 and December 6, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) and our stockholders, respectively, approved the application to us of the 150% minimum asset coverage ratio set forth in Section 61(a)(2) of the

1940 Act. As a result, effective December 7, 2018, the asset coverage ratio under the 1940 Act applicable to us decreased from 200% to 150%, permitting us to incur additional leverage. As of December 31, 2018, our asset coverage ratio under our regulatory requirements as a business development company was 214.6%, excluding our SBA debentures as a result of our exemptive order from the SEC that allows us to exclude all SBA leverage from our asset coverage ratio. As a result of the SEC exemptive order, our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than 150%, which while providing increased investment flexibility, also may increase our exposure to risks associated with leverage. Total asset coverage when including our SBA debentures was 197.2% at December 31, 2018.

Outstanding Borrowings

At December 31, 2018 and December 31, 2017, we had the following available borrowings and outstanding amounts:

	December 31, 2018			December 31, 2017
(in thousands)	Total Available	Principal	Carrying Value(1)	Total Available	Principal	Carrying Value(1)
SBA Debentures(2)	$149,000	$149,000	$147,655	$190,200	$190,200	$188,141
2022 Notes	150,000	150,000	147,990	150,000	150,000	147,572
2024 Notes	83,510	83,510	81,852	183,510	183,510	179,001
2025 Notes	75,000	75,000	72,590	—	—	—
2033 Notes	40,000	40,000	38,427	—	—	—
2021 Asset-Backed Notes(3)	—	—	—	49,153	49,153	48,650
2027 Asset-Backed Notes	200,000	200,000	197,265	—	—	—
2022 Convertible Notes	230,000	230,000	225,051	230,000	230,000	223,488
Wells Facility(4)	75,000	13,107	13,107	120,000	—	—
Union Bank Facility(4)	100,000	39,849	39,849	75,000	—	—

Total	$1,102,510	$980,466	$963,786	$997,863	$802,863	$786,852

(1)

Except for the Wells Facility and Union Bank Facility, all carrying values represent the principal amount outstanding less the remaining unamortized debt issuance costs and unaccreted discount, if any, associated with the loan as of the balance sheet date. See below for the amount of debt issuance cost associated with each borrowing.

(2)

At December 31, 2018, the total available borrowings under the SBA debentures were $149.0 million, which were available in HT III. On July 13, 2018, we completed repayment of the remaining outstanding HT II debentures and subsequently surrendered the SBA license with respect to HT II. At December 31, 2017, the total available borrowings under the SBA debentures were $190.2 million, of which $41.2 million was available in HT II and $149.0 million was available in HT III.

(3)	The 2021 Asset-Backed Notes were fully repaid as of October 16, 2018.
(4)

Availability subject to us meeting the borrowing base requirements. On July 31, 2018, the Wells Facility was reduced to $75.0 million as we fully repaid the pro-rata portion of outstanding balances of Alostar Bank of Commerce and Everbank Commercial Finance Inc. On May 25, 2018, we entered into an amendment to the Union Bank Facility to increase the commitments thereunder from $75.0 million to $100.0 million. See “Note 4—Borrowings”.

Debt issuance costs are fees and other direct incremental costs we incur in obtaining debt financing and are recognized as prepaid expenses and amortized over the life of the related debt instrument using the effective yield method or the straight-line method, which closely approximates the effective yield method. In accordance with ASC Subtopic 835-30 (“Interest—Imputation of Interest”), debt issuance costs are presented as a reduction to the associated liability balance on the Consolidated Statement of Assets and Liabilities, except for debt issuance costs associated with line-of-credit arrangements. Debt issuance costs, net of accumulated amortization, as of December 31, 2018 and December 31, 2017 were as follows:

(in thousands)	December 31, 2018	December 31, 2017
SBA Debentures	$1,345	$2,059
2022 Notes	1,379	1,633
2024 Notes	1,686	4,591
2025 Notes	2,410	—
2033 Notes	1,573	—
2021 Asset-Backed Notes(1)	—	503
2027 Asset-Backed Notes	2,735	—
2022 Convertible Notes	2,823	3,715
Wells Facility(2)	100	227
Union Bank Facility(2)	165	379

Total	$14,216	$13,107

(1)	The 2021 Asset-Backed Notes were fully repaid as of October 16, 2018.
(2)

As the Wells Facility and Union Bank Facility are line-of-credit arrangements, the debt issuance costs associated with these instruments are presented separately as an asset on the Consolidated Statement of Assets and Liabilities in accordance with ASC Subtopic 835-30.

Refer to “Note 4—Borrowings” included in the notes to our consolidated financial statements appearing elsewhere in this prospectus supplement for a discussion of the contract terms, interest expense, and fees associated with each outstanding borrowing as of and for the year ended December 31, 2018.

Commitments

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded contractual commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded contractual commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded contractual commitments may be significant from time to time. A portion of these unfunded contractual commitments are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Furthermore, our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. As such, our disclosure of unfunded contractual commitments includes only those which are available at the request of the portfolio company and unencumbered by milestones.

At December 31, 2018, we had approximately $139.0 million of unfunded commitments, including undrawn revolving facilities, which were available at the request of the portfolio company and unencumbered by milestones. We intend to use cash flow from normal and early principal repayments, and proceeds from borrowings and notes to fund these commitments.

We also had approximately $55.5 million of non-binding term sheets outstanding to four new companies, which generally convert to contractual commitments within approximately 90 days of signing. Non-binding outstanding term sheets are subject to completion of our due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

The fair value of our unfunded commitments is considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding, given that interest rates are generally pegged to market indices and given the existence of milestones, conditions and/or obligations imbedded in the borrowing agreements.

As of December 31, 2018, our unfunded contractual commitments available at the request of the portfolio company, including undrawn revolving facilities, and unencumbered by milestones are as follows:

(in thousands) Portfolio Company	Unfunded Commitments(1)
Thumbtack, Inc.	$25,000
Couchbase, Inc.	20,000
Impossible Foods, Inc.	20,000
Postmates, Inc.	15,000
Businessolver.com, Inc.	9,563
DocuTAP, Inc.	6,000
Achronix Semiconductor Corporation	5,000
Clarabridge, Inc.	5,000
Evernote Corporation	5,000
PH Group Holdings	5,000
Xometry, Inc.	4,000
Lithium Technologies, Inc.	3,623
Fastly, Inc.	3,333
Intent Media, Inc.	3,000
Emma, Inc.	2,963
Convercent, Inc.	2,500
Credible Behavioral Health, Inc.	2,500
Greenphire, Inc.	500
Insurance Technologies Corporation	500
Salsa Labs, Inc.	500

Total	$138,982

(1)

Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.

Contractual Obligations

The following table shows our contractual obligations as of December 31, 2018:

	Payments due by period (in thousands)
Contractual Obligations(1)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(2)(3)(5)	$980,466	$96,617	$103,599	$465,250	$315,000
Operating Lease Obligations(4)	15,915	3,217	5,766	5,420	1,512

Total	$996,381	$99,834	$109,365	$470,670	$316,512

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)

Includes $149.0 million principal outstanding under the SBA debentures, $150.0 million of the 2022 Notes, $83.5 million of the 2024 Notes, $75.0 million of the 2025 Notes, $40.0 million of the 2033 Notes, $200.0 million of the 2027 Asset-Backed Notes, $230.0 million of the 2022 Convertible Notes, $13.1 million under the Wells Facility, and $39.8 million under the Union Credit Facility as of December 31, 2018.
(3)	Amounts represent future principal repayments and not the carrying value of each liability. See “—Outstanding Borrowings.”
(4)	Facility leases and licenses.
(5)	Reflects announced redemption of a portion of the 2024 Notes in December 2018. See “—Subsequent Events.”

Certain premises are leased or licensed under agreements which expire at various dates through June 2027. Total rent expense amounted to approximately $2.1 million, $1.8 million and $1.7 million during the years ended December 31, 2018, 2017, and 2016, respectively.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

We and our executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by us to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

Distributions

On February 13, 2019, the Board of Directors declared a cash distribution of $0.31 per share to be paid on March 11, 2019 to shareholders of record as of March 4, 2019. This distribution represents our fifty-fourth consecutive distribution since our IPO, bringing the total cumulative distribution to date to $15.28 per share.

Our Board of Directors maintains a variable distribution policy with the objective of distributing four quarterly distributions in an amount that approximates 90—100% of our taxable quarterly income or potential annual income for a particular taxable year. In addition, at the end of our taxable year, our Board of Directors may choose to pay an additional special distribution, or fifth distribution, so that we may distribute approximately all of our annual taxable income in the taxable year in which it was earned, or may elect to maintain the option to spill over our excess taxable income into the following taxable year as part of any future distribution payments.

Distributions from our taxable income (including gains) to a stockholder generally will be treated as a dividend for U.S. federal income tax purposes to the extent of such stockholder’s allocable share of our current or accumulated earnings and profits. Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of a stockholder’s tax basis in our shares, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our taxable year based upon our taxable income for the full taxable year and distributions paid for the full taxable year. Of the distributions declared during the fiscal years ended December 31, 2018, 2017, and 2016, 100% were distributions derived from our current and accumulated earnings and profits. There can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2019 distributions to stockholders will actually be.

We maintain an “opt out” dividend reinvestment plan that provides for reinvestment of our distribution on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

Shortly after the close of each calendar year information identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution, if any) will be provided to our stockholders subject to information reporting. To the extent our taxable earnings fall below the total amount of our distributions for any taxable year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We expect to qualify to be subject to tax as a RIC under Subchapter M of the Code. In order to be subject to tax as a RIC, we are required to satisfy certain annual gross income and quarterly asset composition tests, as well as make distributions to our stockholders each taxable year treated as dividends for federal income tax purposes of an amount at least equal to 90% of the sum of our investment company taxable income, determined without regard to any deduction for dividends paid, plus our net tax-exempt income, if any. Upon being eligible to be subject to tax as a RIC, we would be entitled to deduct such distributions we pay to our stockholders in determining the overall components of our “taxable income.” Components of our taxable income include our taxable interest, dividend and fee income, reduced by certain deductions, as well as taxable net realized securities gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes net unrealized appreciation or depreciation as such gains or losses are not included in taxable income until they are realized. In connection with maintaining our ability to be subject to tax as a RIC, among other things, we have made and intend to continue to make the requisite distributions to our stockholders each taxable year, which generally should relieve us from corporate-level U.S. federal income taxes.

As a RIC, we will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income and gains unless we make distributions treated as dividends for U.S. federal income tax purposes in a timely manner to our stockholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of our ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of our capital gain net income (adjusted for certain ordinary losses) for the 1-year period ending October 31 of each such calendar year and (3) any ordinary income and capital gain net income realized, but not distributed, in preceding calendar years, or the Excise Tax Avoidance Requirement. We will not be subject to this excise tax on any amount on which we incurred U.S. federal corporate income tax (such as the tax imposed on a RIC’s retained net capital gains).

Depending on the level of taxable income earned in a taxable year, we may choose to carry over taxable income in excess of current taxable year distributions treated as dividends for U.S. federal income tax purposes from such taxable income into the next taxable year and incur a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of distributions treated as dividends for U.S. federal income tax purposes paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next taxable year, distributions declared and paid by us in a taxable year may differ from our taxable income for that taxable year as such distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

We intend to distribute 100% of our spillover earnings from ordinary income for the year ended December 31, 2018 to our stockholders during 2019.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Investments

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

At December 31, 2018, approximately 96.7% of our total assets represented investments in portfolio companies whose fair value is determined in good faith by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our investments are carried at fair value in accordance with the 1940 Act and ASC Topic 946 and measured in accordance with ASC Topic 820. Our debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of our investments in these portfolio companies are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, we value substantially all of our investments at fair value as determined in good faith pursuant to a consistent valuation policy by our Board of Directors in accordance with the provisions of ASC Topic 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

We intend to continue to engage an independent valuation firm to provide us with valuation assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. Specifically, on a quarterly basis, we will identify portfolio investments with respect to which an independent valuation firm will assist in valuing. We select these portfolio investments based on a number of factors, including, but not limited to, the potential for material fluctuations in valuation results, credit quality and the time lapse since the last valuation of the portfolio investment by an independent valuation firm. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately, and solely, responsible for determining the fair value of our investments in good faith.

Refer to “Note 2—Summary of Significant Accounting Policies” included in the notes to our consolidated financial statements appearing elsewhere in this prospectus supplement for a discussion of our valuation policies for the years ended December 31, 2018 and 2017.

Income Recognition

See “—Changes in Portfolio” for a discussion of our income recognition policies and results during the year ended December 31, 2018 and 2017. See “—Results of Operations” for a comparison of investment income for the year ended December 31, 2018 and 2017.

Stock Based Compensation

We have issued and may, from time to time, issue stock options and restricted stock to employees under the 2018 Equity Incentive Plan and the Hercules Capital, Inc. 2018 Non-employee Director Plan. We follow the guidelines set forth under ASC Topic 718 Compensation—Stock Compensation, to account for stock options granted. Under ASC Topic 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Income Taxes

We intend to operate so as to qualify to be taxed subject to tax as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income (including gains) distributed as dividends for U.S. federal income tax purposes to stockholders. Taxable income includes our taxable interest, dividend and fee income, reduced by certain deductions, as well as taxable net realized securities gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as such gains or losses are not included in taxable income until they are realized.

As a RIC, we will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we make distributions treated as dividends for U.S. federal income tax purposes in a timely manner to our stockholders in respect of each calendar year of an amount at least equal to the Excise Tax Avoidance Requirement. We will not be subject to this excise tax on any amount on which we incurred U.S. federal corporate income tax (such as the tax imposed on a RIC’s retained net capital gains).

Depending on the level of taxable income earned in a taxable year, we may choose to carry over taxable income in excess of current taxable year distributions treated as dividends for U.S. federal income tax purposes from such taxable income into the next taxable year and incur a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of distributions treated as dividends for U.S. federal income tax purposes paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next taxable year, distributions declared and paid by us in a taxable year may differ from taxable income for that taxable year as such distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

We intend to distribute 100% of our spillover earnings from ordinary income for the taxable year ended December 31, 2018 to our stockholders during 2019. We distributed 100% of our spillover earnings from ordinary income for our taxable year ended December 31, 2017 to our stockholders during 2018.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their appropriate tax character. Permanent differences may also result from the classification of certain items, such as the treatment of short-term gains as ordinary income for tax purposes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

Subsequent Events

Distribution Declaration

On February 13, 2019, our Board of Directors declared a cash distribution of $0.31 per share to be paid on March 11, 2019 to shareholders of record as of March 4, 2019.This distribution represents our fifty-fourth consecutive distribution since our IPO, bringing the total cumulative distribution to date to $15.28 per share.

Restricted Stock Unit Grants

On January 31, 2019, we granted 922,494 restricted stock units pursuant to the 2018 Equity Incentive Plan.

ATM Equity Program Issuances

Subsequent to December 31, 2018 and as of February 15, 2019, we did not sell any shares under the Equity Distribution Agreement. As of February 15, 2019 approximately 5.3 million shares remain available for issuance and sale under the Equity Distribution Agreement.

Share Repurchase Program

Subsequent to December 31, 2018 and as of February 15, 2019, we did not repurchase any shares of our common stock. As of February 15, 2019, approximately $20.9 million of common stock remains eligible for repurchase under the stock repurchase plan.

Redemption of 2024 Notes

On December 7, 2018, our Board of Directors approved a full redemption, in two equal transactions, of $83.5 million of the outstanding aggregate principal amount of the 2024 Notes. The 2024 Notes were fully redeemed on January 14, 2019 and February 4, 2019.

Wells Facility

On January 11, 2019, we entered into the Seventh Amendment to the Wells Facility. Among others, the amendment amends certain key provisions of the Wells Facility to increase Wells Fargo Capital Finance’s commitments thereunder from $75.0 million to $125.0 million, reduces the current interest rate to LIBOR plus 3.00% with a natural floor of 3.00%, and extends the maturity date to January 2023.

Union Bank Facility

On February 20, 2019, we, through a special purpose wholly-owned subsidiary, Hercules Funding IV LLC, as borrower, entered into the Loan and Security Agreement, or the 2019 Union Bank Credit Facility, with Union Bank, as the arranger and administrative agent, and the lenders party thereto from time to time. Under the 2019 Union Bank Credit Facility, the lenders have made commitments of $200.0 million and the facility contains an uncommitted accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million. Borrowings under the 2019 Union Bank Credit Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.70%, and the facility will generally have an advance rate of 55% against eligible debt investments. The 2019 Union Bank Credit Facility matures on February 20, 2022, plus a 12-month amortization period, unless sooner terminated in accordance with its terms.

Election of Directors

On January 11, 2019, the Board of Directors elected Carol L. Foster as our director. Ms. Foster will be entitled to the applicable annual retainer and restricted stock awards pursuant to our director compensation arrangements. Ms. Foster will also be entitled to enter into an indemnification agreement with us. Ms. Foster will hold office as a Class I director for a term expiring in 2020 and does not currently serve on any of our committees.

On February 4, 2019, the Board of Directors elected Gayle Crowell as our director. Ms. Crowell will be entitled to the applicable annual retainer and restricted stock awards pursuant to our director compensation arrangements. Ms. Crowell will also be entitled to enter into an indemnification agreement with us. Ms. Crowell will hold office as a Class II director for a term expiring in 2021 and does not currently serve on any committees.

2028 Asset-Backed Notes

On January 22, 2019, we completed a term debt securitization in connection with which an affiliate of ours made an offering of $250,000,000 in aggregate principal amount of the 2028 Asset-Backed Notes, which were rated A(sf) by KBRA. The Notes were issued by the 2019 Securitization Issuer pursuant to an indenture, dated as of January 22, 2019, by and between U.S. Bank National Association, as indenture trustee, and the 2019 Securitization Issuer, were offered pursuant to a note purchase agreement, dated as of January 14, 2019, by and among us, the 2019 Trust Depositor, the 2019 Securitization Issuer, Guggenheim Securities, LLC, as Initial Purchaser, MUFG Securities Americas Inc., as a co-manager, and Wells Fargo Securities, LLC, as a co-manager, and are backed by a pool of senior loans made to certain portfolio companies of ours and secured by certain assets of those portfolio companies and are to be serviced by us. The outstanding principal balance of the pool of loans as of December 31, 2018 was approximately $357,179,128. Interest on the 2028 Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 4.703% per annum. The 2028 Asset-Backed Notes have a stated maturity of February 22, 2028.

Portfolio Company Developments

As of February 15, 2019, we held warrants or equity positions in five companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential IPOs. Four companies filed confidentially under the JOBS Act and one company filed a preliminary prospectus in connection with a proposed public offering on the Toronto Stock Exchange (TSX). There can be no assurance that these companies will complete their IPOs in a timely manner or at all. In addition, subsequent to December 31, 2018, our portfolio companies announced or completed the following liquidity events:

1.

In December 2018, our portfolio company, Art.com, Inc., one of the largest online sellers of art and wall décor globally, entered into a definitive agreement to be acquired by Walmart (NYSE: WMT), a multinational retail corporation that operates a chain of hypermarket, discount department stores and grocery stores. The deal was completed in February 2019. Terms of the acquisition were not disclosed.

2.

In January 2018, our portfolio company, Labcyte, Inc., a global biotechnology tools company developing acoustic liquid handling, was acquired by Beckman Coulter Life Sciences, a developer and manufacturer of products that simplify, automate and innovate complex biomedical testing. Labcyte will transition into Beckman Coulter Life Sciences under the larger Danaher Life Sciences platform of companies. Terms of the acquisition were not disclosed.

3.

In February 2019, our portfolio company Stealth Bio Therapeutics Corp., (NASDAQ: MITO), a clinical-stage biopharmaceutical company developing therapeutics to treat mitochondrial dysfunction, completed its IPO offering 6.5 million American Depositary Shares, or ADS, at an initial public offering price of $12.00 per ADS.

4.

In February 2019, our portfolio company Avedro, Inc. (NASDAQ: AVDR), a leading commercial-stage ophthalmic medical technology company focused on treating corneal ectatic disorders and improving vision to reduce dependency on eyeglasses or contact lenses, completed its IPO offering 5.0 million shares at an initial public offering price of $14.00 per share.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle fund investments. Our investment income will be affected by changes in various interest rates, including LIBOR and Prime rates, to the extent our debt investments include variable interest rates. As of December 31, 2018, approximately 97.3% of the loans in our portfolio had variable rates based on floating Prime or LIBOR rates with a floor. Our borrowings under the Credit Facilities bear interest at a floating rate and the borrowings under our SBA debentures, 2022 Notes, 2024 Notes, 2025 Notes, 2033 Notes, 2027 Asset-Backed Notes, and 2022 Convertible Notes bear interest at a fixed rate. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Based on our Consolidated Statement of Assets and Liabilities as of December 31, 2018, the following table shows the approximate annualized increase or decrease in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investments and borrowings.

(in thousands) Basis Point Change	Interest Income	Interest Expense	Net Income	EPS
25	$3,911	$40	$3,871	$0.04
50	$8,048	$80	$7,968	$0.08
75	$12,203	$119	$12,084	$0.13
100	$16,372	$159	$16,213	$0.17
200	$33,052	$318	$32,734	$0.34
300	$49,403	$477	$48,926	$0.51

We do not currently engage in any hedging activities. However, we may, in the future, hedge against interest rate fluctuations (and foreign currency) by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates (and foreign currency), they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. During the year ended December 31, 2018, we did not engage in interest rate (or foreign currency) hedging activities.

Although we believe that the foregoing analysis is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in our portfolio. It also does not adjust for other business developments, including borrowings under our SBA debentures, 2022 Notes, 2024 Notes, 2025 Notes, 2033 Notes, 2027 Asset-Backed Notes, 2022 Convertible Notes, and Credit Facilities, that could affect the net increase in net assets resulting from operations, or net income. It also does not assume any repayments from borrowers. Accordingly, no assurances can be given that actual results would not differ materially from the statement above.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by variable rate assets in our investment portfolio.

For additional information regarding the interest rate associated with each of our SBA debentures, 2022 Notes, 2024 Notes, 2025 Notes, 2033 Notes, 2027 Asset-Backed Notes, 2022 Convertible Notes, and Credit Facilities, please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Outstanding Borrowings” and “Note 4—Borrowings” included in the notes to our consolidated financial statements appearing elsewhere in this prospectus supplement.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods as of December 31, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010, and 2009. The information as of December 31, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011 and 2010 has been derived from our audited financial statements for these periods, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The report of PricewaterhouseCoopers LLP on the senior securities table as of December 31, 2018 is attached as an exhibit to the registration statement of which this prospectus is a part. The “N/A” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Securitized Credit Facility with Wells Fargo Capital Finance
December 31, 2008	$89,582,000	$6,689	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011	$10,186,830	$73,369	N/A
December 31, 2012(6)	—	—	N/A
December 31, 2013(6)	—	—	N/A
December 31, 2014(6)	—	—	N/A
December 31, 2015	$50,000,000	$26,352	N/A
December 31, 2016	$5,015,620	$290,234	N/A
December 31, 2017(6)	—	—	N/A
December 31, 2018	$13,106,582	$147,497	N/A
Securitized Credit Facility with Union Bank, NA
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011(6)	—	—	N/A
December 31, 2012(6)	—	—	N/A
December 31, 2013(6)	—	—	N/A
December 31, 2014(6)	—	—	N/A
December 31, 2015(6)	—	—	N/A
December 31, 2016(6)	—	—	N/A
December 31, 2017(6)	—	—	N/A
December 31, 2018	$39,849,010	$48,513	N/A
Small Business Administration Debentures (HT II)(4)
December 31, 2008	$127,200,000	$4,711	N/A
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
December 31, 2011	$125,000,000	$5,979	N/A
December 31, 2012	$76,000,000	$14,786	N/A
December 31, 2013	$76,000,000	$16,075	N/A
December 31, 2014	$41,200,000	$31,535	N/A
December 31, 2015	$41,200,000	$31,981	N/A
December 31, 2016	$41,200,000	$35,333	N/A
December 31, 2017	$41,200,000	$39,814	N/A
December 31, 2018	—	—	N/A
Small Business Administration Debentures (HT III)(5)
December 31, 2010	$20,000,000	$29,564	N/A
December 31, 2011	$100,000,000	$7,474	N/A
December 31, 2012	$149,000,000	$7,542	N/A
December 31, 2013	$149,000,000	$8,199	N/A
December 31, 2014	$149,000,000	$8,720	N/A
December 31, 2015	$149,000,000	$8,843	N/A
December 31, 2016	$149,000,000	$9,770	N/A
December 31, 2017	$149,000,000	$11,009	N/A
December 31, 2018	$149,000,000	$12,974	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
2016 Convertible Notes
December 31, 2011	$75,000,000	$10,623	$885
December 31, 2012	$75,000,000	$15,731	$1,038
December 31, 2013	$75,000,000	$16,847	$1,403
December 31, 2014	$17,674,000	$74,905	$1,290
December 31, 2015	$17,604,000	$74,847	$1,110
December 31, 2016	—	—	—
April 2019 Notes
December 31, 2012	$84,489,500	$13,300	$986
December 31, 2013	$84,489,500	$14,460	$1,021
December 31, 2014	$84,489,500	$15,377	$1,023
December 31, 2015	$64,489,500	$20,431	$1,017
December 31, 2016	$64,489,500	$22,573	$1,022
December 31, 2017	—	—	—
September 2019 Notes
December 31, 2012	$85,875,000	$13,086	$1,003
December 31, 2013	$85,875,000	$14,227	$1,016
December 31, 2014	$85,875,000	$15,129	$1,026
December 31, 2015	$45,875,000	$28,722	$1,009
December 31, 2016	$45,875,000	$31,732	$1,023
December 31, 2017	—	—	—
2022 Notes
December 31, 2017	$150,000,000	$10,935	$1,014
December 31, 2018	$150,000,000	$12,888	$976
2024 Notes
December 31, 2014	$103,000,000	$12,614	$1,010
December 31, 2015	$103,000,000	$12,792	$1,014
December 31, 2016	$252,873,175	$5,757	$1,016
December 31, 2017	$183,509,600	$8,939	$1,025
December 31, 2018	$83,509,600	$23,149	$1,011
2025 Notes
December 31, 2018	$75,000,000	$25,776	$962
2033 Notes
December 31, 2018	$40,000,000	$48,330	$934
2017 Asset-Backed Notes
December 31, 2012	$129,300,000	$8,691	$1,000
December 31, 2013	$89,556,972	$13,642	$1,004
December 31, 2014	$16,049,144	$80,953	$1,375
December 31, 2015	—	—	—
2021 Asset-Backed Notes
December 31, 2014	$129,300,000	$10,048	$1,000
December 31, 2015	$129,300,000	$10,190	$996
December 31, 2016	$109,205,263	$13,330	$1,002
December 31, 2017	$49,152,504	$33,372	$1,001
December 31, 2018	—	—	—
2027 Asset-Backed Notes
December 31, 2018	$200,000,000	$9,666	$1,006
2022 Convertible Notes
December 31, 2017	$230,000,000	$7,132	$1,028
December 31, 2018	$230,000,000	$8,405	$946
Total Senior Securities(7)
December 31, 2008	$216,782,000	$2,764	N/A
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$170,000,000	$3,478	N/A
December 31, 2011	$310,186,830	$2,409	N/A
December 31, 2012	$599,664,500	$1,874	N/A
December 31, 2013	$559,921,472	$2,182	N/A
December 31, 2014	$626,587,644	$2,073	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
December 31, 2015	$600,468,500	$2,194	N/A
December 31, 2016	$667,658,558	$2,180	N/A
December 31, 2017	$802,862,104	$2,043	N/A
December 31, 2018	$980,465,192	$1,972	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, including senior securities not subject to asset coverage requirements under the 1940 Act due to exemptive relief from the SEC, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.

(3)	Not applicable because senior securities are not registered for public trading.
(4)

Issued by HT II, one of our prior SBIC subsidiaries, to the SBA. On July 13, 2018, we completed repayment of the remaining outstanding HT II debentures and subsequently surrendered the SBA license with respect to HT II. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.

(5)

Issued by HT III, our SBIC subsidiary, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.

(6)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.
(7)

The total senior securities and Asset Coverage per Unit shown for those securities do not represent the asset coverage ratio requirement under the 1940 Act because the presentation includes senior securities not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC. As of December 31, 2018, our asset coverage ratio under our regulatory requirements as a business development company was 214.6% excluding our SBA debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio.

MANAGEMENT

On August 16, 2018, Gerard R. Waldt, Jr., Controller and Interim Chief Accounting Officer, tendered his resignation from the Company. Mr. Waldt’s resignation was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. David Lund, the Company’s current Interim Chief Financial Officer, assumed the duties of Interim Chief Accounting Officer effective as of August 23, 2018. The resignation of Mr. Waldt was effective on September 7, 2018.

On January 11, 2019 and February 4, 2019, the Board of Directors elected each of Carol L. Foster and Gayle Crowell, respectively, as a director of the Company. There are no arrangements or understandings between Ms. Foster or Ms. Crowell and any other persons pursuant to which each of Ms. Foster or Ms. Crowell was elected as a director of the Company. Ms. Foster and Ms. Crowell will be entitled to the applicable annual retainer and restricted stock awards pursuant to the Company’s director compensation arrangements, under terms consistent with those previously disclosed by the Company. Ms. Foster and Ms. Crowell will also be entitled to enter into an indemnification agreement with the Company. Ms. Foster will hold office as a Class I director for a term expiring in 2020, and Ms. Crowell will hold office as a Class II director for a term expiring in 2021. Neither of Ms. Foster nor Ms. Crowell currently serve on any committees of the Company.

Ms. Foster has nearly 30 years of experience in financial services. Since 2017, she has served as Chief Operating Offer and Chief Financial Officer of SharesPost, Inc., a private company that supports late-stage, private growth companies and entrepreneurs. From September 2015 to September 2017, Ms. Foster served as Founder of CLF Advisors LLC, a firm specializing in scaling and enhancing financing and accounting, fundraising and business development for small to mid-market companies. From September 2013 to September 2015, Ms. Foster served as Chief Financial Officer of PENSCO Trust Company, an IRA custodian for alternative assets. From January 2004 to June 2007, Ms. Foster also served as a partner and Chief Financial Officer of Calera Capital LLC, a private equity firm serving middle market companies. Prior to that, from February 1995 to March 2003, Ms. Foster served as Director, Technology Investment Banking at Merrill Lynch & Co. From August 1992 to February 1995, Ms. Foster served as an Associate, Mergers & Acquisitions at Goldman, Sachs & Co. Ms. Foster also serves as a member of the Risk and Audit Committee of Sacred Heart Schools in Atherton, California. Ms. Foster received her Master of Business Administration from Columbia University Graduate School of Business and a Bachelor of Science from Southern Methodist University.

Ms. Crowell served as an operational business consultant for Warburg Pincus LLC, a private equity firm from June 2001 through December 2018. Since 2016, she has served as a member of the board of directors of Envestnet, Inc., a provider of unified wealth management technology and services to financial advisors. She is also as a member of Envestnet’s compensation committee and chairman of its compliance and information security committee. Since 2014, Ms. Crowell has also served as a member of the board of directors of Dude Solutions Inc., a provider of operations management software. She has previously served as a member of the board of directors of multiple private and public companies, including but not limited to Mercury Gate International, Inc. (2014-2018), Yodlee (2002-2015), Coyote Logistics, LLC (2011-2015), SRS (2004-2013) and TradeCard, Inc. (2009-2013). Ms. Crowell holds a B.S. in education from the University of Nevada at Reno.

On February 16, 2019, the Board of Directors appointed Seth H. Meyer as Chief Financial Officer, effective March 4, 2019. Mr. Meyer, age 50, will serve as both the principal accounting officer and principal financial officer for the Company. He served as the Chief Financial Officer for Swiss Re Corporate Solutions Ltd., a reinsurance company supporting the commercial insurance business, from February 2011 to November 2017 and in a variety of financial-related or tax-related positions from July 2000 to February 2011. Prior to that, Mr. Meyer served as a tax manager at PricewaterhouseCoopers LLP from October 1997 to July 2000. Mr. Meyer also served in various tax-related positions at other companies, including Jackson National Life Insurance Company, KPMG Peat Marwick and Burke & Stegman CPA’s, from January 1990 to October 1997. Mr. Meyer received his Bachelors of Arts in Accounting and his Masters in Business Administration in Professional Accounting from Michigan State University.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Dechert LLP, New York, NY. Certain legal matters in connection with the securities offered hereby will be passed upon for JMP Securities by Skadden, Arps, Slate, Meagher & Flom LLP.

EXPERTS

The consolidated financial statements as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Annual Report on Internal Control over Financial Reporting) as of December 31, 2018 included in this prospectus supplement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus supplement and the accompanying prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Hercules Capital, Inc.

Opinions on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Hercules Capital, Inc. and its subsidiaries (the “Company”) as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2018, including the related notes and financial statement schedule listed in the accompanying index (collectively referred to as the “consolidated financial statements”). We also have audited the Company’s internal control over financial reporting as of December 31, 2018 based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control—Integrated Framework (2013) issued by the COSO.

Basis for Opinions

The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Annual Report on Internal Control over Financial Reporting appearing under Item 9A. Our responsibility is to express opinions on the Company’s consolidated financial statements and on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 and 2017 by correspondence with the custodians and portfolio company investees; when replies were not received, we performed other auditing procedures. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

San Francisco, California

February 21, 2019

We have served as the Company’s auditor since 2010.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(in thousands, except per share data)

	December 31, 2018	December 31, 2017
Assets
Investments:
Non-control/Non-affiliate investments (cost of $1,830,725 and $1,506,454, respectively)	$1,801,258	$1,491,458
Control investments (cost of $64,799 and $25,419, respectively)	57,619	19,461
Affiliate investments (cost of $85,000 and $87,956, respectively)	21,496	31,295

Total investments in securities, at value (cost of $1,980,524 and $1,619,829, respectively)	1,880,373	1,542,214
Cash and cash equivalents	34,212	91,309
Restricted cash	11,645	3,686
Interest receivable	16,959	12,262
Other assets	2,002	5,244

Total assets	$1,945,191	$1,654,715

Liabilities
Accounts payable and accrued liabilities	$25,961	$26,896
SBA Debentures, net (principal of $149,000 and $190,200, respectively)(1)	147,655	188,141
2022 Notes, net (principal of $150,000 and $150,000, respectively)(1)	147,990	147,572
2024 Notes, net (principal of $83,510 and $183,510, respectively)(1)	81,852	179,001
2025 Notes, net (principal of $75,000 and $0, respectively)(1)	72,590	—
2033 Notes, net (principal of $40,000 and $0, respectively)(1)	38,427	—
2021 Asset-Backed Notes, net (principal of $0 and $49,153, respectively)(1)	—	48,650
2027 Asset-Backed Notes, net (principal of $200,000 and $0, respectively)(1)	197,265	—
2022 Convertible Notes, net (principal of $230,000 and $230,000, respectively)(1)	225,051	223,488
Credit Facilities	52,956	—

Total liabilities	$989,747	$813,748
Commitments and Contingencies (Note 10)

Net assets consist of:
Common stock, par value	96	85
Capital in excess of par value	1,052,269	908,501
Total distributable earnings (loss)(2)	(92,859)	(67,619)
Treasury Stock, at cost, 376,466 shares as of December 31, 2018 and no shares as of December 31, 2017	(4,062)	—

Total net assets	$955,444	$840,967

Total liabilities and net assets	$1,945,191	$1,654,715

Shares of common stock outstanding ($0.001 par value, 96,877,352 shares issued, 200,000,000 authorized)	96,501	84,424
Net asset value per share	$9.90	$9.96

(1)

The Company’s SBA debentures, 2022 Notes, 2024 Notes, 2025 Notes, 2033 Notes, 2021 Asset-Backed Notes, 2027 Asset-Backed Notes, and 2022 Convertible Notes, as each term is defined herein, are presented net of the associated debt issuance costs for each instrument. See “Note 4—Borrowings.”

(2)	Certain prior year numbers have been adjusted to conform with the SEC final rules on disclosure updates and simplification effective November 5, 2018. See Note 2.

See notes to consolidated financial statements.

The following table presents the assets and liabilities of our consolidated securitization trusts for the 2021 Asset-Backed Notes and the 2027 Asset-Backed Notes (see Note 4), which are variable interest entities, or VIEs. The assets of our securitization VIEs can only be used to settle obligations of our consolidated securitization VIEs, these liabilities are only the obligations of our consolidated securitization VIEs, and the creditors (or beneficial interest holders) do not have recourse to our general credit. These assets and liabilities are included in the Consolidated Statement of Assets and Liabilities above.

(Dollars in thousands)	December 31, 2018	December 31, 2017
Assets
Restricted Cash	$11,645	$3,686
Total investments in securities, at value (cost of $279,373 and $146,208, respectively)	277,781	144,513

Total assets	$289,426	$148,199

Liabilities
2021 Asset-Backed Notes, net (principal of $0 and $49,153, respectively)(1)	$—	$48,650
2027 Asset-Backed Notes, net (principal of $200,000 and $0, respectively)(1)	197,265	—

Total liabilities	$197,265	$48,650

(1)

The Company’s 2021 Asset-Backed Notes and 2027 Asset-Backed Notes are presented net of the associated debt issuance costs. The 2021 Asset-Backed Notes were fully repaid as of October 16, 2018. See “Note 4 – Borrowings.”

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Year Ended December 31,
	2018	2017	2016
Investment income:
Interest income
Non-control/Non-affiliate investments	$185,187	$169,424	$158,489
Control investments	3,391	1,971	78
Affiliate investments	2,058	801	160

Total interest income	190,636	172,196	158,727

Fee income
Non-control/Non-affiliate investments	16,776	18,630	16,318
Control investments	5	11	6
Affiliate investments	336	43	—

Total fee income	17,117	18,684	16,324

Total investment income	207,753	190,880	175,051
Operating expenses:
Interest	39,435	37,857	32,016
Loan fees	7,260	8,728	5,042
General and administrative	15,488	16,105	16,106
Employee compensation:
Compensation and benefits	25,062	24,555	22,500
Stock-based compensation	11,779	7,191	7,043

Total employee compensation	36,841	31,746	29,543

Total operating expenses	99,024	94,436	82,707
Other income (loss)	—	—	8,000

Net investment income	108,729	96,444	100,344
Net realized gain (loss) on investments
Non-control/Non-affiliate investments	(4,721)	(10,235)	4,576
Control investments	(4,308)	(16,476)	—
Affiliate investments	(2,058)	—	—

Total net realized gain (loss) on investments	(11,087)	(26,711)	4,576

Net change in unrealized appreciation (depreciation) on investments
Non-control/Non-affiliate investments	(13,082)	43,796	(29,970)
Control investments	(1,222)	14,152	(4,025)
Affiliate investments	(6,842)	(48,683)	(2,222)

Total net unrealized appreciation (depreciation) on investments	(21,146)	9,265	(36,217)

Total net realized and unrealized gain (loss)	(32,233)	(17,446)	(31,641)

Net increase (decrease) in net assets resulting from operations	$76,496	$78,998	$68,703

Net investment income before investment gains and losses per common share:
Basic	$1.19	$1.16	$1.34

Change in net assets resulting from operations per common share:
Basic	$0.83	$0.95	$0.91

Diluted	$0.83	$0.95	$0.91

Weighted average shares outstanding
Basic	90,929	82,519	73,753

Diluted	91,057	82,640	73,775

Distributions declared per common share:
Basic	$1.26	$1.24	$1.24

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(dollars and shares in thousands)

	Common Stock		Capital in excess of par value	Distributable Earnings (loss)(2)	Treasury Stock	Provision for Income Taxes on Investment Gains	Net Assets

	Shares	Par Value
Balance at December 31, 2015	72,118	$73	$752,244	$(34,841)	$—	$(342)	$717,134
Net increase (decrease) in net assets resulting from operations	—	—	—	68,703	—	—	68,703
Public offering, net of offering expenses	7,428	7	92,820	—	—	—	92,827
Issuance of common stock due to stock option exercises	55	—	654	—	—	—	654
Retired shares from net issuance	(17)	—	(235)	—	—	—	(235)
Issuance of common stock under restricted stock plan	556	1	(1)	—	—	—	—
Acquisition of common stock under repurchase plan	(450)	(1)	(4,789)	—	—	—	(4,790)
Retired shares for restricted stock vesting	(279)	—	(2,944)	—	—	—	(2,944)
Distributions reinvested in common stock	144	—	1,799	—	—	—	1,799
Distributions	—	—	—	(92,333)	—	—	(92,333)
Stock-based compensation(1)	—	—	7,129	—	—	—	7,129
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(7,020)	6,678	—	342	—

Balance at December 31, 2016	79,555	$80	$839,657	$(51,793)	$—	$—	$787,944

Net increase (decrease) in net assets resulting from operations	—	—	—	78,998	—	—	78,998
Public offering, net of offering expenses	4,919	5	66,930	—	—	—	66,935
Issuance of common stock due to stock option exercises	49	—	500	—	—	—	500
Retired shares from net issuance	(21)	—	(209)	—	—	—	(209)
Issuance of common stock under restricted stock plan	10	—	—	—	—	—	—
Retired shares for restricted stock vesting	(252)	—	(2,976)	—	—	—	(2,976)
Distributions reinvested in common stock	164	—	2,202	—	—	—	2,202
Issuance of Convertible Notes	—	—	3,413	—	—	—	3,413
Distributions	—	—	—	(103,087)	—	—	(103,087)
Stock-based compensation(1)	—	—	7,247	—	—	—	7,247
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(8,263)	8,263	—	—	—

Balance at December 31, 2017	84,424	$85	$908,501	$(67,619)	$—	$—	$840,967

Net increase (decrease) in net assets resulting from operations	—	—	—	76,496	—	—	76,496
Public offering, net of offering expenses	12,047	11	144,680	—	—	—	144,691
Issuance of common stock due to stock option exercises	63	—	704	—	—	—	704
Retired shares from net issuance	(57)	—	(718)	—	—	—	(718)
Issuance of common stock under restricted stock plan	336	—	—	—	—	—	—
Acquisition of common stock under repurchase plan	(376)	—	—	—	(4,062)	—	(4,062)
Retired shares for restricted stock vesting	(95)	—	(1,179)	—	—	—	(1,179)
Distributions reinvested in common stock	159	—	2,007	—	—	—	2,007
Distributions	—	—	—	(114,728)	—	—	(114,728)
Stock-based compensation(1)	—	—	11,266	—	—	—	11,266
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(12,992)	12,992	—	—	—

Balance at December 31, 2018	96,501	$96	$1,052,269	$(92,859)	$(4,062)	$—	$955,444

(1)	Stock-based compensation includes $41, $57 and $87 of restricted stock and option expense related to director compensation for the years ended December 31, 2018, 2017 and 2016, respectively.
(2)	Certain prior year numbers have been adjusted to conform with the SEC final rules on disclosure updates and simplification effective November 5, 2018. See Note 2.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Year Ended December 31,
	2018	2017	2016
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$76,496	$78,998	$68,703
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(960,844)	(764,795)	(680,971)
Principal and fee payments received on investments	593,502	641,016	444,758
Proceeds from the sale of investments	19,886	23,881	18,998
Net unrealized depreciation (appreciation) on investments	21,146	(9,265)	36,217
Net realized loss (gain) on investments	11,087	26,711	(4,576)
Accretion of paid-in-kind principal	(9,363)	(9,686)	(7,319)
Accretion of loan discounts	(3,914)	(6,711)	(7,163)
Accretion of loan discount on convertible notes	671	615	82
Accretion of loan exit fees	(17,025)	(19,098)	(22,614)
Change in deferred loan origination revenue	6,095	962	347
Unearned fees related to unfunded commitments	1,064	1,048	(758)
Amortization of debt fees and issuance costs	6,105	7,492	3,773
Depreciation	199	201	202
Stock-based compensation and amortization of restricted stock grants(1)	11,266	7,247	7,129
Change in operating assets and liabilities:
Interest and fees receivable	(4,697)	(648)	(2,375)
Prepaid expenses and other assets	(1,099)	(1,097)	3,234
Accounts payable	11	(10)	56
Accrued liabilities	444	4,739	3,892

Net cash provided by (used in) operating activities	(248,970)	(18,400)	(138,385)
Cash flows from investing activities:
Purchases of capital equipment	(475)	(274)	(252)

Net cash provided by (used in) investing activities	(475)	(274)	(252)
Cash flows from financing activities:
Issuance of common stock, net	144,391	66,935	92,827
Repurchase of common stock, net	(4,062)	—	(4,790)
Retirement of employee shares	(893)	(2,685)	(2,525)
Distributions paid	(112,721)	(100,885)	(90,534)
Issuance of 2022 Convertible Notes	—	230,000	—
Issuance of 2022 Notes	—	150,000	—
Issuance of 2024 Notes	—	5,636	149,873
Issuance of 2025 Notes	75,000	—	—
Issuance of 2033 Notes	40,000	—	—
Issuance of 2027 Asset-Backed Notes	200,000	—	—
Repayments of 2019 Notes	—	(110,364)	—
Repayments of 2024 Notes	(100,000)	(75,000)	—
Repayments of 2021 Asset-Backed Notes	(49,153)	(60,053)	(20,095)
Repayments of Long-Term SBA Debentures	(41,200)	—	—
Borrowings of credit facilities	353,597	8,497	285,891
Repayments of credit facilities	(300,641)	(13,513)	(330,877)
Cash paid for debt issuance costs	(3,782)	(6,342)	(5,289)
Cash paid for redemption of convertible notes	—	—	(17,604)
Fees paid for credit facilities and debentures	(229)	77	(1,261)

Net cash provided by (used in) financing activities	200,307	92,303	55,616
Net increase (decrease) in cash, cash equivalents and restricted cash	(49,138)	73,629	(83,021)

Cash, cash equivalents and restricted cash at beginning of period	94,995	21,366	104,387

Cash, cash equivalents and restricted cash at end of period	$45,857	$94,995	$21,366

Supplemental non-cash investing and financing activities:
Interest paid	$38,960	$33,579	$31,011
Income taxes paid	$713	$1,076	$184
Distributions reinvested	$2,007	$2,202	$1,799

(1)	Stock-based compensation includes $41, $57 and $87 of restricted stock and option expense related to director compensation for the years ended December 31, 2018, 2017 and 2016, respectively.

See notes to consolidated financial statements.

The following table presents a reconciliation of cash, cash equivalents and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sum to the total of the same such amounts in the Consolidated Statement of Cash Flows:

	For the Year Ended December 31,
(Dollars in thousands)	2018	2017	2016
Cash and cash equivalents	$34,212	$91,309	$13,044
Restricted cash	11,645	3,686	8,322

Total cash, cash equivalents and restricted cash presented in the Consolidated Statements of Cash Flows	$45,857	$94,995	$21,366

See “Note 2—Summary of Significant Accounting Policies” for a description of restricted cash and cash equivalents.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Debt Investments
Biotechnology Tools
Under 1 Year Maturity
Exicure, Inc.(11)	Biotechnology Tools	Senior Secured	September 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%, 3.85% Exit Fee	$4,999	$5,165	$5,165

Subtotal: Under 1 Year Maturity						5,165	5,165

Subtotal: Biotechnology Tools (0.54%)*						5,165	5,165

Consumer & Business Products
1-5 Years Maturity
WHOOP, INC.(12)	Consumer & Business Products	Senior Secured	July 2021	Interest rate PRIME + 3.75% or Floor rate of 8.50%, 6.95% Exit Fee	$6,000	6,026	5,983

Subtotal: 1-5 Years Maturity						6,026	5,983

Subtotal: Consumer & Business Products (0.63%)*						6,026	5,983

Diversified Financial Services
1-5 Years Maturity
Gibraltar Business Capital, LLC.(7)	Diversified Financial Services	Unsecured	March 2023	Interest rate FIXED 14.50%	$15,000	14,729	14,401

Subtotal: 1-5 Years Maturity						14,729	14,401

Subtotal: Diversified Financial Services (1.51%)*						14,729	14,401

Drug Delivery
1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(11)	Drug Delivery	Senior Secured	March 2020	Interest rate PRIME + 6.05% or Floor rate of 9.55%, 11.69% Exit Fee	$10,936	11,926	11,842
Antares Pharma Inc.(10)(11)(15)	Drug Delivery	Senior Secured	July 2022	Interest rate PRIME + 4.50% or Floor rate of 9.25%, 4.25% Exit Fee	$25,000	25,313	25,081

Subtotal: 1-5 Years Maturity						37,239	36,923

Subtotal: Drug Delivery (3.86%)*						37,239	36,923

Drug Discovery & Development
Under 1 Year Maturity
Auris Medical Holding, AG(5)(10)	Drug Discovery & Development	Senior Secured	February 2019	Interest rate PRIME + 6.05% or Floor rate of 9.55%, 5.75% Exit Fee	$757	1,471	1,471
Brickell Biotech, Inc.(12)	Drug Discovery & Development	Senior Secured	September 2019	Interest rate PRIME + 5.70% or Floor rate of 9.20%, 7.82% Exit Fee	$4,808	5,281	5,281
Epirus Biopharmaceuticals, Inc.(8)	Drug Discovery & Development	Senior Secured	June 2019	Interest rate PRIME + 4.70% or Floor rate of 7.95%, 3.00% Exit Fee	$2,203	2,487	—

Subtotal: Under 1 Year Maturity						9,239	6,752

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
1-5 Years Maturity
Acacia Pharma Inc.(10)(11)	Drug Discovery & Development	Senior Secured	January 2022	Interest rate PRIME + 4.50% or Floor rate of 9.25%, 3.95% Exit Fee	$10,000	$9,871	$9,819
Aveo Pharmaceuticals, Inc.(11)	Drug Discovery & Development	Senior Secured	July 2021	Interest rate PRIME + 4.70% or Floor rate of 9.45%, 5.40% Exit Fee	$10,000	10,111	10,042
	Drug Discovery & Development	Senior Secured	July 2021	Interest rate PRIME + 4.70% or Floor rate of 9.45%, 3.00% Exit Fee	$10,000	10,220	10,157

Total Aveo Pharmaceuticals, Inc.					$20,000	20,331	20,199
Axovant Sciences Ltd.(5)(10)(11)(16)	Drug Discovery & Development	Senior Secured	March 2021	Interest rate PRIME + 6.80% or Floor rate of 10.55%	$50,219	49,485	49,286
BridgeBio Pharma LLC(13)(16)	Drug Discovery & Development	Senior Secured	July 2022	Interest rate PRIME + 4.35% or Floor rate of 9.35%, 6.35% Exit Fee	$35,000	35,054	35,263
	Drug Discovery & Development	Senior Secured	July 2022	Interest rate PRIME + 3.35% or Floor rate of 9.10%, 5.75% Exit Fee	$20,000	19,904	19,904

Total BridgeBio Pharma LLC					$55,000	54,958	55,167
Chemocentryx, Inc.(10)(15)	Drug Discovery & Development	Senior Secured	December 2022	Interest rate PRIME + 3.30% or Floor rate of 8.05%, 6.25% Exit Fee	$20,000	19,957	20,104
Genocea Biosciences, Inc.(11)	Drug Discovery & Development	Senior Secured	May 2021	Interest rate PRIME + 2.75% or Floor rate of 7.75%, 10.12% Exit Fee	$14,000	14,937	14,788
Merrimack Pharmaceuticals, Inc.(12)	Drug Discovery & Development	Senior Secured	August 2021	Interest rate PRIME + 4.00% or Floor rate of 9.25%, 5.55% Exit Fee	$15,000	15,024	15,024
Mesoblast(5)(10)(11)	Drug Discovery & Development	Senior Secured	March 2022	Interest rate PRIME + 4.95% or Floor rate of 9.45%, 6.95% Exit Fee	$35,000	35,346	35,190
Metuchen Pharmaceuticals LLC(14)	Drug Discovery & Development	Senior Secured	October 2020	Interest rate PRIME + 7.25% or Floor rate of 10.75%, PIK Interest 1.35%, 2.25% Exit Fee	$18,569	19,256	19,122
Motif BioSciences Inc.(5)(10)(11)(15)	Drug Discovery & Development	Senior Secured	September 2021	Interest rate PRIME + 5.50% or Floor rate of 10.00%, 2.15% Exit Fee	$15,000	14,907	14,786
Myovant Sciences, Ltd.(5)(10)(11)	Drug Discovery & Development	Senior Secured	November 2021	Interest rate PRIME + 4.00% or Floor rate of 8.25%, 6.55% Exit Fee	$40,000	40,320	40,151
Nabriva Therapeutics(5)(10)	Drug Discovery & Development	Senior Secured	June 2023	Interest rate PRIME + 4.30% or Floor rate of 9.80%, 6.95% Exit Fee	$25,000	24,750	24,750
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(10)(11)(15)(16)	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 4.50% Exit Fee	$40,000	40,882	40,472
	Drug Discovery & Development	Senior Secured	September 2021	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 4.50% Exit Fee	$10,000	10,240	10,137
	Drug Discovery & Development	Senior Secured	September 2021	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 2.25% Exit Fee	$10,000	10,084	9,925

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
	Drug Discovery & Development	Senior Secured	August 2022	Interest rate PRIME + 2.10% or Floor rate of 7.85%, 6.95% Exit Fee	$10,000	$10,014	$10,014

Total Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)					$70,000	71,220	70,548
Stealth Bio Therapeutics Corp.(5)(10)(11)	Drug Discovery & Development	Senior Secured	January 2021	Interest rate PRIME + 5.50% or Floor rate of 9.50%, 6.25% Exit Fee	$19,313	19,740	19,597
Tricida, Inc.(11)(15)	Drug Discovery & Development	Senior Secured	March 2022	Interest rate PRIME + 3.35% or Floor rate of 8.85%, 8.19% Exit Fee	$40,000	39,622	39,794
uniQure B.V.(5)(10)(11)	Drug Discovery & Development	Senior Secured	June 2023	Interest rate PRIME + 3.35% or Floor rate of 8.85%, 7.72% Exit Fee	$35,000	35,538	35,386
Verastem, Inc.(11)	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	5,058	5,059
	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	5,082	5,083
	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	5,057	5,057
	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$10,000	10,033	9,976

Total Verastem, Inc.					$25,000	25,230	25,175
X4 Pharmaceuticals Inc.	Drug Discovery & Development	Senior Secured	November 2021	Interest rate PRIME + 4.25% or Floor rate of 9.50%, 7.95% Exit Fee	$10,000	9,746	9,746

Subtotal: 1-5 Years Maturity						520,238	518,632

Subtotal: Drug Discovery & Development (54.99%)*						529,477	525,384

Electronics & Computer Hardware
1-5 Years Maturity
908 DEVICES INC.(15)	Electronics & Computer Hardware	Senior Secured	September 2020	Interest rate PRIME + 4.00% or Floor rate of 8.25%, 4.25% Exit Fee	$10,000	$10,145	$10,155
Glo AB(5)(10)(13)(14)	Electronics & Computer Hardware	Senior Secured	February 2021	Interest rate PRIME + 6.20% or Floor rate of 10.45%, PIK Interest 1.75%, 2.95% Exit Fee	$12,192	12,265	5,556

Subtotal: 1-5 Years Maturity						22,410	15,711

Subtotal: Electronics & Computer Hardware (1.64%)*						22,410	15,711

Healthcare Services, Other 1-5 Years Maturity
Oak Street Health(12)	Healthcare Services, Other	Senior Secured	September 2021	Interest rate PRIME + 5.00% or Floor rate of 9.75%, 5.95% Exit Fee	$30,000	30,486	30,338
PH Group Holdings(13)(17)	Healthcare Services, Other	Senior Secured	September 2020	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$20,000	19,889	19,806
	Healthcare Services, Other	Senior Secured	September 2020	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$10,000	9,938	9,896

Total PH Group Holdings					$30,000	29,827	29,702

Subtotal: 1-5 Years Maturity						60,313	60,040

Subtotal: Healthcare Services, Other (6.28%)*						60,313	60,040

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Information Services
1-5 Years Maturity
MDX Medical, Inc.(14)(15)(19)	Information Services	Senior Secured	December 2020	Interest rate PRIME + 4.00% or Floor rate of 8.25%, PIK Interest 1.70%	$15,288	$15,037	$14,987

Subtotal: 1-5 Years Maturity						15,037	14,987

Subtotal: Information Services (1.57%)*						15,037	14,987

Internet Consumer & Business Services
Under 1 Year Maturity
LogicSource	Internet Consumer & Business Services	Senior Secured	October 2019	Interest rate PRIME + 6.25% or Floor rate of 9.75%, 5.00% Exit Fee	$3,099	3,486	3,486
The Faction Group LLC(11)	Internet Consumer & Business Services	Senior Secured	January 2019	Interest rate PRIME + 4.75% or Floor rate of 8.25%	$2,000	2,000	2,000

Subtotal: Under 1 Year Maturity						5,486	5,486

1-5 Years Maturity
AppDirect, Inc.(11)(19)	Internet Consumer & Business Services	Senior Secured	January 2022	Interest rate PRIME + 5.70% or Floor rate of 9.95%, 3.45% Exit Fee	$20,000	20,006	19,941
Art.com, Inc.(12)(14)(15)	Internet Consumer & Business Services	Senior Secured	April 2021	Interest rate PRIME + 5.40% or Floor rate of 10.15%, PIK Interest 1.70%, 1.50% Exit Fee	$10,117	10,020	10,028
Cloudpay, Inc.(5)(10)	Internet Consumer & Business Services	Senior Secured	April 2022	Interest rate PRIME + 4.05% or Floor rate of 8.55%, 6.95% Exit Fee	$11,000	11,017	11,020
Contentful, Inc.(5)(10)(14)	Internet Consumer & Business Services	Senior Secured	July 2022	Interest rate PRIME + 2.95% or Floor rate of 7.95%, PIK Interest 1.25%	$3,750	3,692	3,692
Convercent, Inc.(14)(15)(17)	Internet Consumer & Business Services	Senior Secured	July 2022	Interest rate PRIME + 2.55% or Floor rate of 7.80%, PIK Interest 2.95%, 1.00% Exit Fee	$7,500	7,419	7,419
EverFi, Inc.(11)(14)(16)	Internet Consumer & Business Services	Senior Secured	May 2022	Interest rate PRIME + 3.90% or Floor rate of 8.65%, PIK Interest 2.30%	$60,729	60,687	60,408
Fastly, Inc.(17)(19)	Internet Consumer & Business Services	Senior Secured	December 2021	Interest rate PRIME + 4.25%, 1.50% Exit Fee	$6,667	6,563	6,563
First Insight, Inc.(15)	Internet Consumer & Business Services	Senior Secured	November 2021	Interest rate PRIME + 6.25% or Floor rate of 11.25%	$7,500	7,368	7,375
Greenphire, Inc.(17)	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate 3-month LIBOR + 8.00% or Floor rate of 9.00%	$2,776	2,776	2,785
	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate PRIME + 3.75% or Floor rate of 7.00%	$1,500	1,500	1,498

Total Greenphire, Inc.					$4,276	4,276	4,283
Intent Media, Inc.(12)(17)	Internet Consumer & Business Services	Senior Secured	September 2021	Interest rate PRIME + 5.13% or Floor rate of 10.125%, 2.00% Exit Fee	$12,200	12,210	12,147
Interactions Corporation(11)(19)	Internet Consumer & Business Services	Senior Secured	March 2021	Interest rate 3-month LIBOR + 8.60% or Floor rate of 9.85%, 1.75% Exit Fee	$25,000	25,092	24,987

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Postmates, Inc.(17)(19)	Internet Consumer & Business Services	Senior Secured	September 2022	Interest rate PRIME + 3.85% or Floor rate of 8.85%, 8.05% Exit Fee	$20,000	$19,666	$19,666
RumbleON, Inc.	Internet Consumer & Business Services	Senior Secured	May 2021	Interest rate PRIME + 5.75% or Floor rate of 10.25%, 4.55% Exit Fee	$5,000	5,018	4,984
	Internet Consumer & Business Services	Senior Secured	October 2021	Interest rate PRIME + 5.75% or Floor rate of 10.25%, 2.95% Exit Fee	$5,000	4,941	4,941

Total RumbleON, Inc.					$10,000	9,959	9,925
Snagajob.com, Inc.(13)(14)	Internet Consumer & Business Services	Senior Secured	July 2020	Interest rate PRIME + 5.15% or Floor rate of 9.15%, PIK Interest 1.95%, 2.55% Exit Fee	$41,841	42,139	42,075
	Internet Consumer & Business Services	Senior Secured	July 2020	Interest rate PRIME + 5.65% or Floor rate of 10.65%, PIK Interest 1.95%, 2.55% Exit Fee	$5,033	4,867	4,867

Total Snagajob.com, Inc.					$46,874	47,006	46,942
Tectura Corporation(7)(8)(9)(14)	Internet Consumer & Business Services	Senior Secured	June 2021	Interest rate FIXED 6.00%, PIK Interest 3.00%	$20,924	20,924	18,128
	Internet Consumer & Business Services	Senior Secured	June 2021	PIK Interest 8.00%	$10,680	240	—

Total Tectura Corporation					$31,604	21,164	18,128
The Faction Group LLC(11)	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate 3-month LIBOR + 9.25% or Floor rate of 10.25%	$6,667	6,667	6,653
Wheels Up Partners LLC(11)	Internet Consumer & Business Services	Senior Secured	July 2022	Interest rate 3-month LIBOR + 8.55% or Floor rate of 9.55%	$20,241	20,076	19,921
Xometry, Inc.(13)(17)(19)	Internet Consumer & Business Services	Senior Secured	November 2021	Interest rate PRIME + 3.95% or Floor rate of 8.45%, 7.09% Exit Fee	$11,000	10,997	10,995

Subtotal: 1-5 Years Maturity						303,885	300,093

Subtotal: Internet Consumer & Business Services (31.98%)*						309,371	305,579

Media/Content/Info
1-5 Years Maturity
Bustle(14)(15)	Media/Content/Info	Senior Secured	June 2021	Interest rate PRIME + 4.10% or Floor rate of 8.35%, PIK Interest 1.95%, 3.12% Exit Fee	$15,315	15,336	15,453

Subtotal: 1-5 Years Maturity						15,336	15,453

Subtotal: Media/Content/Info (1.62%)*						15,336	15,453

Medical Devices & Equipment
Under 1 Year Maturity
Micell Technologies, Inc.(11)	Medical Devices & Equipment	Senior Secured	August 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%, 5.00% Exit Fee	$2,323	2,724	2,405

Subtotal: Under 1 Year Maturity						2,724	2,405

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
1-5 Years Maturity
Flowonix Medical, Inc.(11)(14)	Medical Devices & Equipment	Senior Secured	October 2021	Interest rate PRIME + 4.00% or Floor rate of 9.00%, PIK Interest 0.5%, 7.95% Exit Fee	$15,007	$14,673	$14,673
Intuity Medical, Inc.(11)(15)	Medical Devices & Equipment	Senior Secured	June 2021	Interest rate PRIME + 5.00% or Floor rate of 9.25%, 5.95% Exit Fee	$17,500	17,504	17,417
Quanta Fluid Solutions(5)(10)	Medical Devices & Equipment	Senior Secured	April 2020	Interest rate PRIME + 8.05% or Floor rate of 11.55%, 5.00% Exit Fee	$5,806	6,324	6,344
Quanterix Corporation(11)	Medical Devices & Equipment	Senior Secured	March 2020	Interest rate PRIME + 2.75% or Floor rate of 8.00%, 0.58% Exit Fee	$7,688	7,656	7,577
Rapid Micro Biosystems, Inc.(11)(15)	Medical Devices & Equipment	Senior Secured	April 2022	Interest rate PRIME + 5.15% or Floor rate of 9.65%, 7.25% Exit Fee	$18,000	18,143	18,013
Sebacia, Inc.(11)(15)	Medical Devices & Equipment	Senior Secured	January 2021	Interest rate PRIME + 4.35% or Floor rate of 8.85%, 6.05% Exit Fee	$11,000	11,151	11,071
Transenterix, Inc.(10)(11)	Medical Devices & Equipment	Senior Secured	June 2022	Interest rate PRIME + 4.55% or Floor rate of 9.55%, 6.95% Exit Fee	$30,000	29,972	29,852

Subtotal: 1-5 Years Maturity						105,423	104,947

Subtotal: Medical Devices & Equipment (11.24%)*						108,147	107,352

Software
Under 1 Year Maturity
Pollen, Inc.(15)	Software	Senior Secured	April 2019	Interest rate PRIME + 4.25% or Floor rate of 8.50%, 4.00% Exit Fee	$7,000	7,214	7,214

Subtotal: Under 1 Year Maturity						7,214	7,214

1-5 Years Maturity
Abrigo (p.k.a. Banker’s Toolbox, Inc.)(13)(18)	Software	Senior Secured	March 2023	Interest rate 3-month LIBOR + 7.88% or Floor rate of 7.88%	$39,701	38,871	38,617
Businessolver.com, Inc.(16)(17)	Software	Senior Secured	May 2023	Interest rate 3-month LIBOR + 7.50% or Floor rate of 7.50%	$52,913	51,958	51,417
	Software	Senior Secured	May 2023	Interest rate 3-month LIBOR + 7.50% or Floor rate of 7.50%	$2,550	2,551	2,550

Total Businessolver.com, Inc.					$55,463	54,509	53,967
Clarabridge, Inc.(12)(14)(17)	Software	Senior Secured	April 2022	Interest rate PRIME + 4.80% or Floor rate of 8.55%, PIK Interest 2.25%	$42,300	41,843	41,921
Cloudian, Inc.	Software	Senior Secured	November 2022	Interest rate PRIME + 3.25% or Floor rate of 8.25%, 9.75% Exit Fee	$15,000	14,814	14,814
Couchbase, Inc.(15)(17)(19)	Software	Senior Secured	September 2021	Interest rate PRIME + 5.25% or Floor rate of 10.75%	$15,000	14,921	14,921
Credible Behavioral Health, Inc.(14)(17)	Software	Senior Secured	September 2021	Interest rate PRIME + 3.20% or Floor rate of 7.95%, PIK Interest 3.30%	$7,573	7,493	7,493
Dashlane, Inc.(14)(19)	Software	Senior Secured	April 2022	Interest rate PRIME + 4.05% or Floor rate of 8.55%, PIK Interest 1.10%, 9.25% Exit Fee	$10,067	10,107	10,137

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
DocuTAP, Inc.(17)	Software	Senior Secured	October 2023	Interest rate 3-month LIBOR + 8.00% or Floor rate of 8.00%	$14,000	$13,609	$13,609
Emma, Inc.(17)(18)	Software	Senior Secured	September 2022	Interest rate 3-month LIBOR + 8.39% or Floor rate of 8.39%	$37,037	35,858	35,251
	Software	Senior Secured	September 2022	Interest rate 3-month LIBOR + 8.18% or Floor rate of 8.18%	$6,000	5,827	5,826

Total Emma, Inc.					$43,037	41,685	41,077
Evernote Corporation(14)(15)(17)(19)	Software	Senior Secured	October 2020	Interest rate PRIME + 5.45% or Floor rate of 8.95%	$5,549	5,537	5,592
	Software	Senior Secured	July 2021	Interest rate PRIME + 6.00% or Floor rate of 9.50%, PIK Interest 1.25%	$4,074	4,058	4,074
	Software	Senior Secured	July 2022	Interest rate PRIME + 6.00% or Floor rate of 9.50%, PIK Interest 1.25%	$5,015	4,982	4,993

Total Evernote Corporation					$14,638	14,577	14,659
Fuze, Inc.(13)(14)(15)(16)(19)	Software	Senior Secured	July 2021	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.55%, 3.55% Exit Fee	$51,129	51,284	51,943
Impact Radius Holdings, Inc.(11)(14)	Software	Senior Secured	December 2020	Interest rate PRIME + 4.25% or Floor rate of 8.75%, PIK Interest 1.55%, 1.75% Exit Fee	$10,191	10,271	10,237
	Software	Senior Secured	December 2020	Interest rate PRIME + 4.25% or Floor rate of 8.75%, PIK Interest 1.55%	$2,014	2,014	2,008

Total Impact Radius Holdings, Inc.					$12,205	12,285	12,245
Insurance Technologies Corporation(17)(18)	Software	Senior Secured	March 2023	Interest rate 3-month LIBOR + 7.82% or Floor rate of 8.75%	$12,500	12,258	12,071
Lightbend, Inc.(14)(15)	Software	Senior Secured	February 2022	Interest rate PRIME + 4.25% or Floor rate of 8.50%, PIK Interest 2.00%	$16,179	15,850	15,741
Lithium Technologies, Inc.(11)(16)(17)	Software	Senior Secured	October 2022	Interest rate 1-month LIBOR + 8.00% or Floor rate of 9.00%	$12,000	11,785	11,659
	Software	Senior Secured	October 2022	Interest rate 1-month LIBOR + 8.00% or Floor rate of 9.00%	$43,000	42,047	42,047

Total Lithium Technologies, Inc.					$55,000	53,832	53,706
Microsystems Holding Company, LLC(13)(19)	Software	Senior Secured	July 2022	Interest rate 3-month LIBOR + 8.25% or Floor rate of 9.25%	$12,000	11,854	11,842
Quid, Inc.(14)(15)	Software	Senior Secured	February 2021	Interest rate PRIME + 4.75% or Floor rate of 8.25%, PIK Interest 2.25%, 3.00% Exit Fee	$8,494	8,632	8,619
RapidMiner, Inc.(12)(14)	Software	Senior Secured	December 2020	Interest rate PRIME + 5.50% or Floor rate of 9.75%, PIK Interest 1.65%	$7,119	7,018	6,965
Regent Education(14)	Software	Senior Secured	January 2021	Interest rate FIXED 10.00%, PIK Interest 2.00%, 6.35% Exit Fee	$3,092	3,115	1,579

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Salsa Labs, Inc.(11)(17)	Software	Senior Secured	April 2023	Interest rate 3-month LIBOR + 8.15% or Floor rate of 9.15%	$6,000	$5,894	$5,823
Signpost, Inc.(11)(14)	Software	Senior Secured	February 2020	Interest rate PRIME + 4.15% or Floor rate of 8.15%, PIK Interest 1.75%, 5.75% Exit Fee	$15,787	16,293	16,267
ThreatConnect, Inc.(14)(15)(19)	Software	Senior Secured	October 2022	Interest rate PRIME + 4.95% or Floor rate of 9.95%, PIK Interest 1.05%, 2.20% Exit Fee	$7,519	7,443	7,443
Vela Trading Technologies(11)(18)	Software	Senior Secured	July 2022	Interest rate 3-month LIBOR + 9.50% or Floor rate of 10.50%	$19,750	19,345	19,309
YouEarnedIt, Inc.(18)	Software	Senior Secured	July 2023	Interest rate 1-month LIBOR + 8.66%	$8,978	8,735	8,735
ZocDoc(11)(19)	Software	Senior Secured	August 2021	Interest rate PRIME + 6.20% or Floor rate of 10.95%, 2.00% Exit Fee	$30,000	30,003	29,875

Subtotal: 1-5 Years Maturity						516,270	513,378

Subtotal: Software (54.49%)*						523,484	520,592

Sustainable and Renewable Technology
Under 1 Year Maturity
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)(6)(14)(19)	Sustainable and Renewable Technology	Senior Secured	August 2019	Interest rate PRIME + 8.70% or Floor rate of 12.95%, 5.00% Exit Fee	$10,000	10,151	10,151
	Sustainable and Renewable Technology	Senior Secured	February 2019	PIK Interest 10.00%	$649	650	650
	Sustainable and Renewable Technology	Senior Secured	February 2019	Interest rate PRIME + 10.70% or Floor rate of 15.70%, PIK Interest 2.00%	$603	603	603
Total Solar Spectrum LLC					$11,252	11,404	11,404

Subtotal: Under 1 Year Maturity						11,404	11,404

1-5 Years Maturity
FuelCell Energy, Inc.(12)	Sustainable and Renewable Technology	Senior Secured	April 2020	Interest rate PRIME + 5.40% or Floor rate of 9.90%, 6.68% Exit Fee	$13,091	13,362	13,330
	Sustainable and Renewable Technology	Senior Secured	April 2020	Interest rate PRIME + 5.40% or Floor rate of 9.90%, 8.50% Exit Fee	$11,909	11,908	11,874

Total FuelCell Energy, Inc.					$25,000	25,270	25,204
Impossible Foods, Inc.(12)(17)	Sustainable and Renewable Technology	Senior Secured	January 2022	Interest rate PRIME + 3.95% or Floor rate of 8.95%, 9.00% Exit Fee	$30,000	29,981	29,680
Metalysis Limited(5)(10)(11)	Sustainable and Renewable Technology	Senior Secured	March 2021	Interest rate PRIME + 5.00% or Floor rate of 9.25%, 6.95% Exit Fee	$7,254	7,400	7,360
Proterra, Inc.(11)(14)	Sustainable and Renewable Technology	Senior Secured	November 2020	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.75%, 5.95% Exit Fee	$25,484	26,775	26,888

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
	Sustainable and Renewable Technology	Senior Secured	November 2020	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.75%, 7.00% Exit Fee	$5,097	$5,381	$5,386

Total Proterra, Inc.					$30,581	32,156	32,274

Subtotal: 1-5 Years Maturity						94,807	94,518

Subtotal: Sustainable and Renewable Technology (11.09%)*						106,211	105,922

Total: Debt Investments (181.43%)*						1,752,945	1,733,492

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Equity Investments
Communications & Networking
GlowPoint, Inc.(4)	Communications & Networking	Equity	Common Stock	114,192	$102	$14
Peerless Network Holdings, Inc.	Communications & Networking	Equity	Preferred Series A	1,135,000	1,229	4,847

Subtotal: Communications & Networking (0.51%)*					1,331	4,861

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	348

Subtotal: Diagnostic (0.04%)*					750	348

Diversified Financial Services
Gibraltar Business Capital, LLC.(7)	Diversified Financial Services	Equity	Common Stock	830,000	1,884	1,688
	Diversified Financial Services	Equity	Preferred Series A	10,602,752	26,122	23,402

Total Gibraltar Business Capital, LLC				11,432,752	28,006	25,090

Subtotal: Diversified Financial Services (2.63%)*					28,006	25,090

Drug Delivery
AcelRx Pharmaceuticals, Inc.(4)	Drug Delivery	Equity	Common Stock	176,730	1,329	318
BioQ Pharma Incorporated(15)	Drug Delivery	Equity	Preferred Series D	165,000	500	599
Edge Therapeutics, Inc.(4)	Drug Delivery	Equity	Common Stock	49,965	309	16
Neos Therapeutics, Inc.(4)(15)	Drug Delivery	Equity	Common Stock	125,000	1,500	206

Subtotal: Drug Delivery (0.12%)*					3,638	1,139

Drug Discovery & Development
Aveo Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Equity	Common Stock	1,901,791	1,715	3,112
Axovant Sciences Ltd.(4)(5)(10)(16)	Drug Discovery & Development	Equity	Common Stock	129,827	1,269	129
BridgeBio Pharma LLC(16)	Drug Discovery & Development	Equity	Preferred Series D	1,008,929	2,000	1,819
Cerecor, Inc.(4)	Drug Discovery & Development	Equity	Common Stock	119,087	1,000	385
Dare Biosciences, Inc. (p.k.a. Cerulean Pharma, Inc.)(4)	Drug Discovery & Development	Equity	Common Stock	13,550	1,000	10
Dicerna Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Equity	Common Stock	142,858	1,000	1,527
Dynavax Technologies(4)(10)	Drug Discovery & Development	Equity	Common Stock	20,000	550	183
Eidos Therapeutics, Inc.(4)(10)	Drug Discovery & Development	Equity	Common Stock	15,000	255	206
Genocea Biosciences, Inc.(4)	Drug Discovery & Development	Equity	Common Stock	223,463	2,000	64
Insmed, Incorporated(4)	Drug Discovery & Development	Equity	Common Stock	70,771	1,000	929
Melinta Therapeutics(4)	Drug Discovery & Development	Equity	Common Stock	51,821	2,000	42
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(4)(10)(16)	Drug Discovery & Development	Equity	Common Stock	76,362	2,744	392
Rocket Pharmaceuticals, Ltd (p.k.a. Inotek Pharmaceuticals Corporation)(4)	Drug Discovery & Development	Equity	Common Stock	944	1,500	14
Tricida, Inc.(4)	Drug Discovery & Development	Equity	Common Stock	105,260	2,000	2,481

Subtotal: Drug Discovery & Development (1.18%)*					20,033	11,293

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Electronics & Computer Hardware
Identiv, Inc.(4)	Electronics & Computer Hardware	Equity	Common Stock	6,700	$34	$24

Subtotal: Electronics & Computer Hardware (0.00%)*					34	24

Information Services
DocuSign, Inc.(4)	Information Services	Equity	Common Stock	385,000	6,081	15,431

Subtotal: Information Services (1.62%)*					6,081	15,431

Internet Consumer & Business Services
Blurb, Inc.	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	175	44
Brigade Group, Inc. (p.k.a. Philotic, Inc.)	Internet Consumer & Business Services	Equity	Common Stock	9,023	93	—
Contentful, Inc.(5)(10)	Internet Consumer & Business Services	Equity	Preferred Series D	217	500	504
DoorDash, Inc.	Internet Consumer & Business Services	Equity	Common Stock	105,000	6,051	6,051
Lightspeed POS, Inc.(5)(10)	Internet Consumer & Business Services	Equity	Preferred Series C	230,030	250	363
	Internet Consumer & Business Services	Equity	Preferred Series D	198,677	250	326

Total Lightspeed POS, Inc.				428,707	500	689
Lyft, Inc.	Internet Consumer & Business Services	Equity	Preferred Series F	91,648	4,819	4,819
Nextdoor.com, Inc.	Internet Consumer & Business Services	Equity	Common Stock	328,190	4,854	4,854
OfferUp, Inc.	Internet Consumer & Business Services	Equity	Preferred Series A	286,080	1,663	1,565
	Internet Consumer & Business Services	Equity	Preferred Series A-1	108,710	632	595

Total OfferUp, Inc.				394,790	2,295	2,160
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	537
	Internet Consumer & Business Services	Equity	Preferred Series H	87,802	250	279

Total Oportun (p.k.a. Progress Financial)				306,153	500	816
Tectura Corporation(7)	Internet Consumer & Business Services	Equity	Common Stock	414,994,863	900	—
	Internet Consumer & Business Services	Equity	Preferred Series BB	1,000,000	—	—

Total Tectura Corporation				415,994,863	900	—

Subtotal: Internet Consumer & Business Services (2.09%)*					20,687	19,937

Media/Content/Info
Pinterest, Inc.	Media/Content/Info	Equity	Preferred Series Seed	620,000	4,085	3,787

Subtotal: Media/Content/Info (0.40%)*					4,085	3,787

Medical Devices & Equipment
AtriCure, Inc.(4)(15)	Medical Devices & Equipment	Equity	Common Stock	10,119	266	310
Flowonix Medical Incorporated	Medical Devices & Equipment	Equity	Preferred Series AA	221,893	1,500	27
Gelesis, Inc.	Medical Devices & Equipment	Equity	Common Stock	198,202	—	677
	Medical Devices & Equipment	Equity	Preferred Series A-1	191,210	425	729

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
	Medical Devices & Equipment	Equity	Preferred Series A-2	191,626	$500	$691

Total Gelesis, Inc.				581,038	925	2,097
Medrobotics Corporation(15)	Medical Devices & Equipment	Equity	Preferred Series E	136,798	250	24
	Medical Devices & Equipment	Equity	Preferred Series F	73,971	155	26
	Medical Devices & Equipment	Equity	Preferred Series G	163,934	500	87

Total Medrobotics Corporation				374,703	905	137
Optiscan Biomedical, Corp.(6)	Medical Devices & Equipment	Equity	Preferred Series B	61,855	3,000	393
	Medical Devices & Equipment	Equity	Preferred Series C	19,273	655	111
	Medical Devices & Equipment	Equity	Preferred Series D	551,038	5,257	3,524
	Medical Devices & Equipment	Equity	Preferred Series E	311,989	2,609	2,771

Total Optiscan Biomedical, Corp.				944,155	11,521	6,799
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Equity	Preferred Series B	232,061	527	473
Quanterix Corporation(4)	Medical Devices & Equipment	Equity	Common Stock	84,778	1,000	1,553

Subtotal: Medical Devices & Equipment (1.19%)*					16,644	11,396

Software
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	87
Docker, Inc.	Software	Equity	Common Stock	200,000	4,284	4,284
Druva, Inc.	Software	Equity	Preferred Series 2	458,841	1,000	1,972
	Software	Equity	Preferred Series 3	93,620	300	433

Total Druva, Inc.				552,461	1,300	2,405
HighRoads, Inc.	Software	Equity	Common Stock	190	307	—
Palantir Technologies	Software	Equity	Preferred Series D	9,535	47	47
	Software	Equity	Preferred Series E	1,749,089	10,489	8,662
	Software	Equity	Preferred Series G	326,797	2,211	1,618

Total Palantir Technologies				2,085,421	12,747	10,327
Sprinklr, Inc.	Software	Equity	Common Stock	700,000	3,749	3,226
WildTangent, Inc.	Software	Equity	Preferred Series 3	100,000	402	176

Subtotal: Software (2.15%)*					22,840	20,505

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Equity	Preferred Series B	219,298	250	8
	Surgical Devices	Equity	Preferred Series C	656,538	282	25
	Surgical Devices	Equity	Preferred Series D	1,991,157	712	79
	Surgical Devices	Equity	Preferred Series E	2,786,367	429	125
	Surgical Devices	Equity	Preferred Series F	1,523,693	118	117
	Surgical Devices	Equity	Preferred Series F-1	2,418,125	150	167

Total Gynesonics, Inc.				9,595,178	1,941	521
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	356
	Surgical Devices	Equity	Preferred Series C	119,999	300	479
	Surgical Devices	Equity	Preferred Series D	260,000	650	1,040
	Surgical Devices	Equity	Preferred Series F	100,200	500	401

Total Transmedics, Inc.				569,160	2,550	2,276

Subtotal: Surgical Devices (0.29%)*					4,491	2,797

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Sustainable and Renewable Technology
Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)	Sustainable and Renewable Technology	Equity	Common Stock	192	$761	$—
Modumetal, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series C	3,107,520	500	40
Proterra, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series 5	99,280	500	449
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)(6)	Sustainable and Renewable Technology	Equity	Common Stock	380	61,502	3,115

Subtotal: Sustainable and Renewable Technology (0.38%)*					63,263	3,604

Total: Equity Investments (12.58%)*					191,883	120,212

Warrant Investments
Biotechnology Tools
Labcyte, Inc.	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	323	1,114

Subtotal: Biotechnology Tools (0.12%)*					323	1,114

Communications & Networking
Peerless Network Holdings, Inc.	Communications & Networking	Warrant	Common Stock	3,328	—	10
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Common Stock	2,834,375	418	—

Subtotal: Communications & Networking (0.00%)*					418	10

Consumer & Business Products
Gadget Guard (p.k.a Antenna79)(15)	Consumer & Business Products	Warrant	Common Stock	1,662,441	228	—
Intelligent Beauty, Inc.	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	191
The Neat Company	Consumer & Business Products	Warrant	Preferred Series C-1	540,540	365	—
WHOOP, INC.	Consumer & Business Products	Warrant	Preferred Series C	68,627	18	5

Subtotal: Consumer & Business Products (0.02%)*					841	196

Drug Delivery
Agile Therapeutics, Inc.(4)	Drug Delivery	Warrant	Common Stock	180,274	730	6
BioQ Pharma Incorporated	Drug Delivery	Warrant	Common Stock	459,183	1	525
Dance Biopharm, Inc.(15)	Drug Delivery	Warrant	Common Stock	110,882	74	—
Edge Therapeutics, Inc.(4)	Drug Delivery	Warrant	Common Stock	78,595	390	3
Kaleo, Inc. (p.k.a. Intelliject, Inc.)	Drug Delivery	Warrant	Preferred Series B	82,500	593	1,923
Neos Therapeutics, Inc.(4)(15)	Drug Delivery	Warrant	Common Stock	70,833	285	—
Pulmatrix Inc.(4)	Drug Delivery	Warrant	Common Stock	25,150	116	—
ZP Opco, Inc. (p.k.a. Zosano Pharma)(4)	Drug Delivery	Warrant	Common Stock	3,618	266	—

Subtotal: Drug Delivery (0.26%)*					2,455	2,457

Drug Discovery & Development
Acacia Pharma Inc.(4)(10)	Drug Discovery & Development	Warrant	Common Stock	201,330	304	52
ADMA Biologics, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	89,750	295	5
Auris Medical Holding, AG(4)(5)(10)	Drug Discovery & Development	Warrant	Common Stock	15,672	249	—
Brickell Biotech, Inc.	Drug Discovery & Development	Warrant	Preferred Series C	26,086	119	48
Cerecor, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	22,328	70	8
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	—

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Concert Pharmaceuticals, Inc.(4)(10)(15)	Drug Discovery & Development	Warrant	Common Stock	132,069	$545	$289
CTI BioPharma Corp.(p.k.a. Cell Therapeutics, Inc.)(4)	Drug Discovery & Development	Warrant	Common Stock	29,239	165	—
CytRx Corporation(4)(15)	Drug Discovery & Development	Warrant	Common Stock	105,694	160	—
Dare Biosciences, Inc. (p.k.a. Cerulean Pharma, Inc.)(4)	Drug Discovery & Development	Warrant	Common Stock	17,190	369	—
Dicerna Pharmaceuticals, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
Evofem Biosciences, Inc. (p.k.a Neothetics, Inc.)(4)(15)	Drug Discovery & Development	Warrant	Common Stock	7,806	266	15
Fortress Biotech, Inc. (p.k.a. Coronado Biosciences, Inc.)(4)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	—
Genocea Biosciences, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	403,136	431	40
Immune Pharmaceuticals(4)	Drug Discovery & Development	Warrant	Common Stock	10,742	164	—
Melinta Therapeutics(4)	Drug Discovery & Development	Warrant	Common Stock	40,545	626	—
Motif BioSciences Inc.(4)(5)(10)(15)	Drug Discovery & Development	Warrant	Common Stock	73,452	282	78
Myovant Sciences, Ltd.(4)(5)(10)	Drug Discovery & Development	Warrant	Common Stock	73,710	460	502
Neuralstem, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	5,783	77	—
Ology Bioservices, Inc. (p.k.a. Nanotherapeutics, Inc.)(15)	Drug Discovery & Development	Warrant	Common Stock	171,389	838	—
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(4)(10)(15)(16)	Drug Discovery & Development	Warrant	Common Stock	94,841	204	20
Savara Inc. (p.k.a. Mast Therapeutics, Inc.)(4)(15)	Drug Discovery & Development	Warrant	Common Stock	32,467	203	52
Sorrento Therapeutics, Inc.(4)(10)	Drug Discovery & Development	Warrant	Common Stock	306,748	889	192
Stealth Bio Therapeutics Corp.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series A	216,666	158	55
Tricida, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	106,916	863	1,268
uniQure B.V.(4)(5)(10)	Drug Discovery & Development	Warrant	Common Stock	37,174	218	468
X4 Pharmaceuticals, Inc.	Drug Discovery & Development	Warrant	Preferred Series B	210,638	270	206
XOMA Corporation(4)(10)(15)	Drug Discovery & Development	Warrant	Common Stock	9,063	279	2

Subtotal: Drug Discovery & Development (0.35%)*					9,164	3,300

Electronics & Computer Hardware
908 DEVICES INC.(15)	Electronics & Computer Hardware	Warrant	Preferred Series D	79,856	101	28

Subtotal: Electronics & Computer Hardware (0.00%)*					101	28

Healthcare Services, Other
Chromadex Corporation (4)	Healthcare Services, Other	Warrant	Common Stock	139,673	157	102

Subtotal: Healthcare Services, Other (0.01%)*					157	102

Information Services
INMOBI Inc.(5)(10)	Information Services	Warrant	Common Stock	65,587	82	—
MDX Medical, Inc.(15)	Information Services	Warrant	Common Stock	2,812,500	283	144
Netbase Solutions, Inc.	Information Services	Warrant	Preferred Series 1	60,000	356	378
RichRelevance, Inc.	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.05%)*					819	522

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Internet Consumer & Business Services
Aria Systems, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series G	231,535	$73	$—
Art.com, Inc. (15)	Internet Consumer & Business Services	Warrant	Preferred Series B	311,005	66	—
Blurb, Inc. (15)	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	13
ClearObject, Inc. (p.k.a. CloudOne, Inc.)	Internet Consumer & Business Services	Warrant	Preferred Series E	968,992	19	27
Cloudpay, Inc. (5)(10)	Internet Consumer & Business Services	Warrant	Preferred Series B	4,960	45	11
Contentful, Inc. (5)(10)	Internet Consumer & Business Services	Warrant	Preferred Series C	82	1	41
Fastly, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series F	152,195	71	72
First Insight, Inc. (15)	Internet Consumer & Business Services	Warrant	Preferred Series B	56,938	70	55
Intent Media, Inc.	Internet Consumer & Business Services	Warrant	Common Stock	140,077	168	168
Interactions Corporation	Internet Consumer & Business Services	Warrant	Preferred Series G-3	68,187	204	401
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	206,184	1,101	1,877
Lightspeed POS, Inc. (5)(10)	Internet Consumer & Business Services	Warrant	Preferred Series C	245,610	20	165
LogicSource	Internet Consumer & Business Services	Warrant	Preferred Series C	79,625	30	26
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	247
Postmates, Inc.	Internet Consumer & Business Services	Warrant	Common Stock	189,865	317	239
RumbleON, Inc. (4)	Internet Consumer & Business Services	Warrant	Common Stock	102,768	87	89
ShareThis, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	547	—
Snagajob.com, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series A	1,800,000	782	121
	Internet Consumer & Business Services	Warrant	Preferred Series B	173,076	8	7

Total Snagajob.com, Inc.				1,973,076	790	128
Tapjoy, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	748,670	316	12
The Faction Group LLC	Internet Consumer & Business Services	Warrant	Preferred Series A	8,703	234	260
Thumbtack, Inc.	Internet Consumer & Business Services	Warrant	Common Stock	102,821	124	102
Xometry, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	87,784	47	63

Subtotal: Internet Consumer & Business Services (0.42%)*					5,044	3,996

Media/Content/Info
Machine Zone, Inc.	Media/Content/Info	Warrant	Common Stock	1,552,710	1,960	2,361
Napster (p.k.a. Rhapsody International, Inc.)	Media/Content/Info	Warrant	Common Stock	715,755	383	38
WP Technology, Inc. (Wattpad, Inc.)(5)(10)	Media/Content/Info	Warrant	Common Stock	255,818	4	5
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	22

Subtotal: Media/Content/Info (0.25%)*					2,695	2,426

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Medical Devices & Equipment
SINTX Technologies, Inc. (p.k.a. Amedica Corporation)(4)(15)	Medical Devices & Equipment	Warrant	Common Stock	8,603	$459	$—
Aspire Bariatrics, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series B-1	112,858	455	—
Avedro, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series AA	300,000	401	367
Flowonix Medical Incorporated	Medical Devices & Equipment	Warrant	Preferred Series AA	155,325	362	—
	Medical Devices & Equipment	Warrant	Preferred Series BB	725,806	351	351

Total Flowonix Medical Incorporated				881,131	713	351
Gelesis, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A-1	74,784	78	158
InspireMD, Inc.(4)(5)(10)	Medical Devices & Equipment	Warrant	Common Stock	1,105	—	—
Intuity Medical, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series 4	1,819,078	294	508
Medrobotics Corporation(15)	Medical Devices & Equipment	Warrant	Preferred Series E	455,539	370	25
Micell Technologies, Inc.	Medical Devices & Equipment	Warrant	Preferred Series D-2	84,955	262	—
NinePoint Medical, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	90
Optiscan Biomedical, Corp.(6)	Medical Devices & Equipment	Warrant	Preferred Series E	74,424	573	178
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Warrant	Preferred Series A	500,000	402	184
Quanterix Corporation(4)	Medical Devices & Equipment	Warrant	Common Stock	66,039	204	394
Sebacia, Inc.	Medical Devices & Equipment	Warrant	Preferred Series D	778,301	133	186
SonaCare Medical, LLC (p.k.a. US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	6,464	188	—
Tela Bio, Inc.	Medical Devices & Equipment	Warrant	Preferred Series B	387,930	61	55
ViewRay, Inc.(4)(15)	Medical Devices & Equipment	Warrant	Common Stock	128,231	333	176

Subtotal: Medical Devices & Equipment (0.28%)*					5,096	2,672

Semiconductors
Achronix Semiconductor Corporation	Semiconductors	Warrant	Preferred Series C	360,000	160	354
	Semiconductors	Warrant	Preferred Series D-2	750,000	99	543

Total Achronix Semiconductor Corporation				1,110,000	259	897
Aquantia Corp.(4)	Semiconductors	Warrant	Common Stock	19,683	4	2

Subtotal: Semiconductors (0.09%)*					263	899

Software
Actifio, Inc.	Software	Warrant	Common Stock	73,584	249	77
	Software	Warrant	Preferred Series F	31,673	343	90

Total Actifio, Inc.				105,257	592	167
CareCloud Corporation(15)	Software	Warrant	Preferred Series B	413,433	257	25
Clickfox, Inc.(15)	Software	Warrant	Preferred Series B	539,818	167	5
	Software	Warrant	Preferred Series C	592,019	730	9
	Software	Warrant	Preferred Series C-A	2,218,214	231	133

Total Clickfox, Inc.				3,350,051	1,128	147

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Cloudian, Inc.	Software	Warrant	Common Stock	477,454	$72	$57
DNAnexus, Inc.	Software	Warrant	Preferred Series C	909,091	97	126
Evernote Corporation	Software	Warrant	Common Stock	62,500	106	100
Fuze, Inc.(15)(16)	Software	Warrant	Preferred Series F	256,158	89	—
Lightbend, Inc.(15)	Software	Warrant	Preferred Series C-1	712,323	109	49
Message Systems, Inc.(15)	Software	Warrant	Preferred Series C	503,718	334	499
Neos, Inc.	Software	Warrant	Common Stock	221,150	22	—
OneLogin, Inc.(15)	Software	Warrant	Common Stock	381,620	304	401
Poplicus, Inc.	Software	Warrant	Common Stock	132,168	—	—
Quid, Inc.(15)	Software	Warrant	Preferred Series D	71,576	1	3
RapidMiner, Inc.	Software	Warrant	Preferred Series C-1	4,982	24	17
RedSeal Inc.(15)	Software	Warrant	Preferred Series C-Prime	640,603	66	28
Signpost, Inc.	Software	Warrant	Preferred Series C	324,005	314	187
ThreatConnect, Inc.(15)	Software	Warrant	Preferred Series B	134,086	26	25
Wrike, Inc.	Software	Warrant	Common Stock	698,760	461	6,024

Subtotal: Software (0.82%)*					4,002	7,855

Specialty Pharmaceuticals
Alimera Sciences, Inc.(4)	Specialty Pharmaceuticals	Warrant	Common Stock	1,717,709	861	24

Subtotal: Specialty Pharmaceuticals (0.00%)*					861	24

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Warrant	Preferred Series C	180,480	74	4
	Surgical Devices	Warrant	Preferred Series D	1,575,965	321	24

Total Gynesonics, Inc.				1,756,445	395	28
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series D	175,000	100	263
	Surgical Devices	Warrant	Preferred Series F	50,544	38	—

Total Transmedics, Inc.				225,544	138	263

Subtotal: Surgical Devices (0.03%)*					533	291

Sustainable and Renewable Technology
Agrivida, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series D	471,327	120	—
American Superconductor Corporation(4)	Sustainable and Renewable Technology	Warrant	Common Stock	58,823	39	208
Calera, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series C	44,529	513	—
Fluidic, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series D	61,804	102	—
Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)	Sustainable and Renewable Technology	Warrant	Common Stock	5,310	181	—
	Sustainable and Renewable Technology	Warrant	Preferred Series 2-A	63	50	—

Total Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)				5,373	231	—
Fulcrum Bioenergy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series C-1	280,897	274	365
GreatPoint Energy, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series D-1	393,212	547	—
Kinestral Technologies, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series A	325,000	155	45
	Sustainable and Renewable Technology	Warrant	Preferred Series B	131,883	63	13

Total Kinestral Technologies, Inc.				456,883	218	58
Polyera Corporation(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	311,609	338	—

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2018

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Proterra, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 4	477,517	$41	$138
Rive Technology, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series E	234,477	13	8
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)(6)	Sustainable and Renewable Technology	Warrant	Class A Units	0.69	—	—
TAS Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series AA	428,571	299	—
Tendril Networks	Sustainable and Renewable Technology	Warrant	Preferred Series 3-A	1,019,793	189	—

Subtotal: Sustainable and Renewable Technology (0.08%)*					2,924	777

Total: Warrant Investments (2.79%)*					35,696	26,669

Total Investments in Securities (196.81%)*					$1,980,524	$1,880,373

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Interest rate PRIME represents 5.50% at December 31, 2018. Daily LIBOR, 1-month LIBOR, 3-month LIBOR and 12-month LIBOR represent 2.39%, 2.52%, 2.80% and 3.01%, respectively, at December 31, 2018.
(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $39.6 million, $158.7 million and $119.1 million, respectively. The tax cost of investments is $2.0 billion.

(4)

Except for warrants in 37 publicly traded companies and common stock in 21 publicly traded companies, all investments are restricted at December 31, 2018 and were valued at fair value using Level 3 significant unobservable inputs as determined in good faith by the Company’s board of directors (the “Board of Directors”). No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.

(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)

Affiliate investment as defined under the Investment Company Act of 1940, as amended, (the “1940 Act”) in which Hercules owns at least 5% but generally less than 25% of the company’s voting securities.

(7)	Control investment as defined under the 1940 Act in which Hercules owns at least 25% of the company’s voting securities or has greater than 50% representation on its board.
(8)

Debt is on non-accrual status at December 31, 2018, and is therefore considered non-income producing. Note that at December 31, 2018, only the $11.0 million PIK loan is on non-accrual for the Company’s debt investment in Tectura Corporation.

(9)	Denotes that all or a portion of the debt investment is convertible debt.
(10)

Indicates assets that the Company deems not “qualifying assets” under section 55(a) of 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.

(11)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitization (as defined in Note 4).
(12)	Denotes that all or a portion of the debt investment is pledged as collateral under the Wells Facility (as defined in Note 4).
(13)	Denotes that all or a portion of the debt investment is pledged as collateral under the Union Bank Facility (as defined in Note 4).
(14)	Denotes that all or a portion of the debt investment principal includes accumulated PIK interest and is net of repayments.
(15)

Denotes that all or a portion of the investment in this portfolio company is held by Hercules Technology III, L.P., or HT III, the Company’s wholly owned small business investment company, or SBIC, subsidiary.

(16)	Denotes that the fair value of the Company’s total investments in this portfolio company represent greater than 5% of the Company’s total assets at December 31, 2018.
(17)	Denotes that there is an unfunded contractual commitment available at the request of this portfolio company at December 31, 2018. Refer to Note 10.
(18)

Denotes unitranche debt with first lien “last-out” senior secured position and security interest in all assets of the portfolio company whereby the “last-out” portion will be subordinated to the “first-out” portion in a liquidation, sale or other disposition.

(19)	Denotes second lien senior secured debt.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Debt Investments
Biotechnology Tools
1-5 Years Maturity

Exicure, Inc.(12)	Biotechnology Tools	Senior Secured	September 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%, 3.85% Exit Fee	$4,999	$5,115	$5,146

Subtotal: 1-5 Years Maturity						5,115	5,146

Subtotal: Biotechnology Tools (0.61%)*						5,115	5,146

Communications & Networking
Under 1 Year Maturity
OpenPeak, Inc.(8)	Communications & Networking	Senior Secured	April 2018	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$11,464	8,228	—

Subtotal: Under 1 Year Maturity						8,228	—

Subtotal: Communications & Networking (0.00%)*						8,228	—

Consumer & Business Products
Under 1 Year Maturity
Antenna79 (p.k.a. Pong Research Corporation)(15)	Consumer & Business Products	Senior Secured	December 2018	Interest rate PRIME + 6.00% or Floor rate of 9.50%	$1,000	1,000	1,000

Subtotal: Under 1 Year Maturity						1,000	1,000

1-5 Years Maturity
Antenna79 (p.k.a. Pong Research Corporation)(15)	Consumer & Business Products	Senior Secured	December 2019	Interest rate PRIME + 7.45% or Floor rate of 10.95%, 2.95% Exit Fee	$18,440	18,580	18,571
Second Time Around (Simplify Holdings, LLC)(7)(8)(15)	Consumer & Business Products	Senior Secured	February 2019	Interest rate PRIME + 7.25% or Floor rate of 10.75%, 4.75% Exit Fee	$1,746	1,781	—

Subtotal: 1-5 Years Maturity						20,361	18,571

Subtotal: Consumer & Business Products (2.33%)*						21,361	19,571

Drug Delivery
Under 1 Year Maturity
Agile Therapeutics, Inc.(11)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 4.75% or Floor rate of 9.00%, 3.70% Exit Fee	$10,888	11,292	11,292
Pulmatrix Inc.(9)(11)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.25% or Floor rate of 9.50%, 3.50% Exit Fee	$3,259	3,455	3,455
ZP Opco, Inc (p.k.a. Zosano Pharma)(11)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 2.70% or Floor rate of 7.95%, 2.87% Exit Fee	$6,316	6,609	6,609

Subtotal: Under 1 Year Maturity						21,356	21,356

1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(10)(11)(15)	Drug Delivery	Senior Secured	March 2020	Interest rate PRIME + 6.05% or Floor rate of 9.55%, 11.69% Exit Fee	$18,653	18,925	18,875
Antares Pharma Inc.(10)(15)	Drug Delivery	Senior Secured	July 2022	Interest rate PRIME + 4.50% or Floor rate of 9.00%, 4.25% Exit Fee	$25,000	25,006	24,958
Edge Therapeutics, Inc.(12)	Drug Delivery	Senior Secured	February 2020	Interest rate PRIME + 4.65% or Floor rate of 9.15%, 4.95% Exit Fee	$20,000	20,377	20,331

Subtotal: 1-5 Years Maturity						64,308	64,164

Subtotal: Drug Delivery (10.17%)*						85,664	85,520

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Drug Discovery & Development
Under 1 Year Maturity
CytRx Corporation(11)(15)	Drug Discovery & Development	Senior Secured	August 2018	Interest rate PRIME + 6.00% or Floor rate of 9.50%, 7.09% Exit Fee	$9,986	$11,172	$11,172
Epirus Biopharmaceuticals, Inc.(8)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%, 3.00% Exit Fee	$3,027	3,310	340

Subtotal: Under 1 Year Maturity						14,482	11,512

1-5 Years Maturity
Auris Medical Holding, AG(5)(10)	Drug Discovery & Development	Senior Secured	January 2020	Interest rate PRIME + 6.05% or Floor rate of 9.55%, 5.75% Exit Fee	$10,341	10,610	10,563
Aveo Pharmaceuticals, Inc.(10)(13)	Drug Discovery & Development	Senior Secured	July 2021	Interest rate PRIME + 4.70% or Floor rate of 9.45%, 5.40% Exit Fee	$10,000	10,345	10,344
	Drug Discovery & Development	Senior Secured	July 2021	Interest rate PRIME + 4.70% or Floor rate of 9.45%, 3.00% Exit Fee	$10,000	9,918	9,915

Total Aveo Pharmaceuticals, Inc.					$20,000	20,263	20,259
Axovant Sciences Ltd.(5)(10)	Drug Discovery & Development	Senior Secured	March 2021	Interest rate PRIME + 6.80% or Floor rate of 10.55%	$55,000	53,631	53,448
Brickell Biotech, Inc.(12)	Drug Discovery & Development	Senior Secured	September 2019	Interest rate PRIME + 5.70% or Floor rate of 9.20%, 6.75% Exit Fee	$6,090	6,380	6,361
Chemocentryx, Inc.(10)(15)(17)	Drug Discovery & Development	Senior Secured	December 2021	Interest rate PRIME + 3.30% or Floor rate of 8.05%, 6.25% Exit Fee	$5,000	4,947	4,947
Genocea Biosciences, Inc.(11)	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 2.25% or Floor rate of 7.25%, 4.95% Exit Fee	$13,851	14,482	14,385
Insmed, Incorporated(11)	Drug Discovery & Development	Senior Secured	October 2020	Interest rate PRIME + 4.75% or Floor rate of 9.25%, 4.86% Exit Fee	$55,000	55,425	54,963
Metuchen Pharmaceuticals LLC(12)(14)	Drug Discovery & Development	Senior Secured	October 2020	Interest rate PRIME + 7.25% or Floor rate of 10.75%, PIK Interest 1.35%, 2.25% Exit Fee	$25,561	25,721	25,643
Motif BioSciences Inc.(15)	Drug Discovery & Development	Senior Secured	September 2021	Interest rate PRIME + 5.50% or Floor rate of 10.00%, 2.15% Exit Fee	$15,000	14,651	14,651
Myovant Sciences, Ltd.(5)(10)(13)(17)	Drug Discovery & Development	Senior Secured	May 2021	Interest rate PRIME + 4.00% or Floor rate of 8.25%, 6.55% Exit Fee	$25,000	24,704	24,704
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(15)	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 4.50% Exit Fee	$40,000	40,144	39,829
	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 4.50% Exit Fee	$10,000	10,040	9,958
	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 2.25% Exit Fee	$10,000	9,964	9,895

Total Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)					$60,000	60,148	59,682
PhaseRx, Inc.(15)	Drug Discovery & Development	Senior Secured	December 2019	Interest rate PRIME + 5.75% or Floor rate of 9.25%, 5.85% Exit Fee	$4,694	4,842	1,917
Stealth Bio Therapeutics Corp.(5)(10)(12)	Drug Discovery & Development	Senior Secured	January 2021	Interest rate PRIME + 5.50% or Floor rate of 9.50%, 5.00% Exit Fee	$15,000	14,898	14,847

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
uniQure B.V.(5)(10)(11)	Drug Discovery & Development	Senior Secured	May 2020	Interest rate PRIME + 3.00% or Floor rate of 8.25%, 5.48% Exit Fee	$20,000	$20,579	$20,543
Verastem, Inc.(12)(17)	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	4,957	4,910
	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	4,996	4,949
	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	4,953	4,907

Total Verastem, Inc.					$15,000	14,906	14,766

Subtotal: 1-5 Years Maturity						346,187	341,679

Subtotal: Drug Discovery & Development (42.00%)*						360,669	353,191

Electronics & Computer Hardware
1-5 Years Maturity
908 DEVICES INC.(15)	Electronics & Computer Hardware	Senior Secured	September 2020	Interest rate PRIME + 4.00% or Floor rate of 8.25%, 4.25% Exit Fee	$10,000	10,014	9,887

Subtotal: 1-5 Years Maturity						10,014	9,887

Subtotal: Electronics & Computer Hardware (1.18%)*						10,014	9,887

Healthcare Services, Other
1-5 Years Maturity
Medsphere Systems Corporation(14)(15)	Healthcare Services, Other	Senior Secured	February 2021	Interest rate PRIME + 4.75% or Floor rate of 9.00%, PIK Interest 1.75%	$17,607	17,437	17,437
	Healthcare Services, Other	Senior Secured	February 2021	Interest rate PRIME + 4.75% or Floor rate of 9.00%, PIK Interest 1.75%	$5,009	4,963	4,963

Total Medsphere Systems Corporation					$22,616	22,400	22,400
Oak Street Health(12)	Healthcare Services, Other	Senior Secured	September 2021	Interest rate PRIME + 5.00% or Floor rate of 9.75%, 5.95% Exit Fee	$20,000	19,965	19,965
PH Group Holdings(13)	Healthcare Services, Other	Senior Secured	September 2020	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$20,000	19,878	19,803
	Healthcare Services, Other	Senior Secured	September 2020	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$10,000	9,922	9,840

Total PH Group Holdings					$30,000	29,800	29,643

Subtotal: 1-5 Years Maturity						—	—

Subtotal: Healthcare Services, Other (8.56%)*						72,165	72,008

Information Services
1-5 Years Maturity
MDX Medical, Inc.(14)(15)(17)	Information Services	Senior Secured	December 2020	Interest rate PRIME + 4.25% or Floor rate of 8.25%, PIK Interest 1.70%	$7,568	7,369	7,327
Netbase Solutions, Inc.(13)(14)	Information Services	Senior Secured	August 2020	Interest rate PRIME + 6.00% or Floor rate of 10.00%, PIK Interest 2.00%, 3.00% Exit Fee	$9,051	8,730	8,730

Subtotal: 1-5 Years Maturity						16,099	16,057

Subtotal: Information Services (1.91%)*						16,099	16,057

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Internet Consumer & Business Services
1-5 Years Maturity
AppDirect, Inc.	Internet Consumer & Business Services	Senior Secured	January 2022	Interest rate PRIME + 5.70% or Floor rate of 9.95%, 3.45% Exit Fee	$10,000	$9,885	$9,885
Aria Systems, Inc.(11)(14)	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 3.20% or Floor rate of 6.95%, PIK Interest 1.95%, 1.50% Exit Fee	$2,103	2,104	1,803
	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 5.20% or Floor rate of 8.95%, PIK Interest 1.95%, 1.50% Exit Fee	$18,832	18,839	16,144

Total Aria Systems, Inc.					$20,935	20,943	17,947
Greenphire Inc.	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate 3-month LIBOR + 8.00% or Floor rate of 9.00%	$3,883	3,883	3,883
	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate PRIME + 3.75% or Floor rate of 7.00%	$1,000	1,000	1,000

Total Greenphire Inc.					$4,883	4,883	4,883
Intent Media, Inc.(14)(15)	Internet Consumer & Business Services	Senior Secured	May 2019	Interest rate PRIME + 5.25% or Floor rate of 8.75%, PIK Interest 1.00%, 2.00% Exit Fee	$5,050	5,011	5,027
	Internet Consumer & Business Services	Senior Secured	May 2019	Interest rate PRIME + 5.50% or Floor rate of 9.00%, PIK Interest 2.35%, 2.00% Exit Fee	$2,020	1,987	1,991
	Internet Consumer & Business Services	Senior Secured	May 2019	Interest rate PRIME + 5.50% or Floor rate of 9.00%, PIK Interest 2.50%, 2.00% Exit Fee	$2,022	1,988	1,992

Total Intent Media, Inc.					$9,092	8,986	9,010
Interactions Corporation	Internet Consumer & Business Services	Senior Secured	March 2021	Interest rate 3-month LIBOR + 8.60% or Floor rate of 9.85%, 1.75% Exit Fee	$25,000	25,013	25,013
LogicSource(15)	Internet Consumer & Business Services	Senior Secured	October 2019	Interest rate PRIME + 6.25% or Floor rate of 9.75%, 5.00% Exit Fee	$6,452	6,701	6,726
Snagajob.com, Inc.(13)(14)	Internet Consumer & Business Services	Senior Secured	July 2020	Interest rate PRIME + 5.15% or Floor rate of 9.15%, PIK Interest 1.95%, 2.55% Exit Fee	$41,023	40,633	41,036
Tectura Corporation(7)(8)(9)(14)	Internet Consumer & Business Services	Senior Secured	June 2021	Interest rate FIXED 6.00%, PIK Interest 3.00%	$20,298	20,298	19,219
	Internet Consumer & Business Services	Senior Secured	June 2021	PIK Interest 8.00%	$11,015	240	—

Total Tectura Corporation					$31,313	20,538	19,219
The Faction Group	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate 3-month LIBOR + 9.25% or Floor rate of 10.25%	$8,000	8,000	8,000
	Internet Consumer & Business Services	Senior Secured	January 2019	Interest rate PRIME + 4.75% or Floor rate of 8.25%	$2,000	2,000	2,000

Total The Faction Group					$10,000	10,000	10,000

Subtotal: 1-5 Years Maturity						147,582	143,719

Subtotal: Internet Consumer & Business Services (17.09%)*						147,582	143,719

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Media/Content/Info
Under 1 Year Maturity
Machine Zone, Inc.(14)(16)	Media/Content/Info	Senior Secured	May 2018	Interest rate PRIME + 2.50% or Floor rate of 6.75%, PIK Interest 3.00%	$106,986	$106,641	$106,641

Subtotal: Under 1 Year Maturity						106,641	106,641

1-5 Years Maturity
Bustle(14)(15)	Media/Content/Info	Senior Secured	June 2021	Interest rate PRIME + 4.10% or Floor rate of 8.35%, PIK Interest 1.95%, 1.95% Exit Fee	$15,016	14,935	14,935
FanDuel, Inc.(9)(12)(14)	Media/Content/Info	Senior Secured	November 2019	Interest rate PRIME + 7.25% or Floor rate of 10.75%, 10.41% Exit Fee	$19,354	19,762	19,695
	Media/Content/Info	Convertible Debt	September 2020	PIK Interest 25.00%	$1,000	1,000	1,000

Total FanDuel, Inc.					$20,354	20,762	20,695

Subtotal: 1-5 Years Maturity						35,697	35,630

Subtotal: Media/Content/Info (16.92%)*						142,338	142,271

Medical Devices & Equipment
Under 1 Year Maturity
Amedica Corporation(9)(15)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%, 8.25% Exit Fee	$605	2,255	2,255
Aspire Bariatrics, Inc.(15)	Medical Devices & Equipment	Senior Secured	October 2018	Interest rate PRIME + 4.00% or Floor rate of 9.25%, 5.42% Exit Fee	$2,527	2,848	2,848

Subtotal: Under 1 Year Maturity						5,103	5,103

1-5 Years Maturity
IntegenX, Inc.(15)	Medical Devices & Equipment	Senior Secured	June 2019	Interest rate PRIME + 6.05% or Floor rate of 10.05%, 6.75% Exit Fee	$12,500	13,042	12,991
	Medical Devices & Equipment	Senior Secured	June 2019	Interest rate PRIME + 6.05% or Floor rate of 10.05%, 6.75% Exit Fee	$2,500	2,599	2,598
	Medical Devices & Equipment	Senior Secured	June 2019	Interest rate PRIME + 6.05% or Floor rate of 10.05%, 9.75% Exit Fee	$2,500	2,618	2,601

Total IntegenX, Inc.					$17,500	18,259	18,190
Intuity Medical, Inc.(15)	Medical Devices & Equipment	Senior Secured	June 2021	Interest rate PRIME + 5.00% or Floor rate of 9.25%, 4.95% Exit Fee	$17,500	17,013	17,013
Micell Technologies, Inc.(12)	Medical Devices & Equipment	Senior Secured	August 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%, 5.00% Exit Fee	$5,469	5,744	5,708
Quanta Fluid Solutions(5)(10)(11)	Medical Devices & Equipment	Senior Secured	April 2020	Interest rate PRIME + 8.05% or Floor rate of 11.55%, 5.00% Exit Fee	$10,117	10,432	10,386
Quanterix Corporation(11)	Medical Devices & Equipment	Senior Secured	March 2019	Interest rate PRIME + 2.75% or Floor rate of 8.00%, 4.00% Exit Fee	$9,043	9,477	9,477
Sebacia, Inc.(15)	Medical Devices & Equipment	Senior Secured	July 2020	Interest rate PRIME + 4.35% or Floor rate of 8.85%, 6.05% Exit Fee	$8,000	7,927	7,919
Tela Bio, Inc.(15)	Medical Devices & Equipment	Senior Secured	December 2020	Interest rate PRIME + 4.95% or Floor rate of 9.45%, 3.15% Exit Fee	$5,000	4,991	4,973

Subtotal: 1-5 Years Maturity						73,843	73,666

Subtotal: Medical Devices & Equipment (9.37%)*						78,946	78,769

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Semiconductors
1-5 Years Maturity
Achronix Semiconductor Corporation(15)(17)	Semiconductors	Senior Secured	August 2020	Interest rate PRIME + 7.00% or Floor rate of 11.00%, 12.50% Exit Fee	$5,000	$5,084	$5,100
	Semiconductors	Senior Secured	February 2019	Interest rate PRIME + 6.00% or Floor rate of 10.00%	$4,274	4,274	4,273

Total Achronix Semiconductor Corporation					$9,274	9,358	9,373

Subtotal: 1-5 Years Maturity						9,358	9,373

Subtotal: Semiconductors (1.11%)*						9,358	9,373

Software
Under 1 Year Maturity
Clickfox, Inc.(13)	Software	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.50%, 12.01% Exit Fee	$6,378	7,671	7,671
Digital Train Limited (p.k.a. Jumpstart Games, Inc.)(15)	Software	Senior Secured	July 2018	Interest rate 12-month LIBOR + 2.50%	$5,671	5,671	4,073

Subtotal: Under 1 Year Maturity						13,342	11,744

1-5 Years Maturity
Clarabridge, Inc.(12)(14)	Software	Senior Secured	April 2021	Interest rate PRIME + 4.80% or Floor rate of 8.55%, PIK Interest 3.25%	$40,893	40,870	41,063
Emma, Inc.	Software	Senior Secured	September 2022	Interest rate daily LIBOR + 7.75% or Floor rate of 8.75%	$50,000	48,565	48,565
Evernote Corporation(14)(15)(17)	Software	Senior Secured	October 2020	Interest rate PRIME + 5.45% or Floor rate of 8.95%	$6,000	5,974	6,100
	Software	Senior Secured	July 2021	Interest rate PRIME + 6.00% or Floor rate of 9.50%, PIK Interest 1.25%	$4,023	3,999	3,992

Total Evernote Corporation					$10,023	9,973	10,092
Fuze, Inc.(13)(14)(15)	Software	Senior Secured	July 2021	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.55%, 3.55% Exit Fee	$50,332	50,464	50,420
Impact Radius Holdings, Inc.(14)(17)	Software	Senior Secured	December 2020	Interest rate PRIME + 4.25% or Floor rate of 8.75%, PIK Interest 1.55%, 1.75% Exit Fee	$7,544	7,552	7,498
Lithium Technologies, Inc.(17)	Software	Senior Secured	October 2022	Interest rate 1-month LIBOR + 8.00% or Floor rate of 9.00%	$12,000	11,740	11,740
Microsystems Holding Company, LLC	Software	Senior Secured	July 2022	Interest rate 3-month LIBOR + 8.25% or Floor rate of 9.25%	$12,000	11,821	11,821
OneLogin, Inc.(14)(15)	Software	Senior Secured	August 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%, PIK Interest 3.25%	$15,883	15,811	16,071
PerfectServe, Inc.	Software	Senior Secured	April 2021	Interest rate 3-month LIBOR + 9.00% or Floor rate of 10.00%, 2.50% Exit Fee	$16,000	16,023	16,023
	Software	Senior Secured	April 2021	Interest rate 3-month LIBOR + 9.00% or Floor rate of 10.00%, 2.50% Exit Fee	$4,000	4,005	4,005

Total PerfectServe, Inc.					$20,000	20,028	20,028
Pollen, Inc.(15)	Software	Senior Secured	April 2019	Interest rate PRIME + 4.25% or Floor rate of 8.50%, 4.00% Exit Fee	$7,000	6,964	6,964
Poplicus, Inc.(8)(14)	Software	Senior Secured	May 2022	Interest rate FIXED 6.00%, PIK Interest 3.00%	$1,250	1,250	—

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Quid, Inc.(14)(15)	Software	Senior Secured	October 2019	Interest rate PRIME + 4.75% or Floor rate of 8.25%, PIK Interest 2.25%, 3.00% Exit Fee	$8,303	$8,397	$8,430
RapidMiner, Inc.(14)	Software	Senior Secured	December 2020	Interest rate PRIME + 5.50% or Floor rate of 9.75%, PIK Interest 1.65%	$7,001	6,971	6,971
Regent Education(14)	Software	Senior Secured	January 2021	Interest rate FIXED 10.00%, PIK Interest 2.00%, 6.35% Exit Fee	$3,285	3,291	3,291
Signpost, Inc.(14)	Software	Senior Secured	February 2020	Interest rate PRIME + 4.15% or Floor rate of 8.15%, PIK Interest 1.75%, 3.75% Exit Fee	$15,510	15,603	15,685
Vela Trading Technologies	Software	Senior Secured	July 2022	Interest rate daily LIBOR + 9.50% or Floor rate of 10.50%	$20,000	19,495	19,557
Wrike, Inc.(14)(17)	Software	Senior Secured	February 2021	Interest rate PRIME + 6.00% or Floor rate of 9.50%, PIK Interest 2.00%, 3.00% Exit Fee	$10,165	9,971	10,007
ZocDoc	Software	Senior Secured	April 2021	Interest rate 3-month LIBOR + 9.50% or Floor rate of 10.50%, 1.00% Exit Fee	$20,000	20,011	20,011
	Software	Senior Secured	November 2021	Interest rate 3-month LIBOR + 9.50% or Floor rate of 10.50%, 1.00% Exit Fee	$10,000	10,005	10,005

Total ZocDoc					$30,000	30,016	30,016

Subtotal: 1-5 Years Maturity						318,782	318,219

Subtotal: Software (39.24%)*						332,124	329,963

Specialty Pharmaceuticals
Under 1 Year Maturity
Jaguar Animal Health, Inc.(11)	Specialty Pharmaceuticals	Senior Secured	August 2018	Interest rate PRIME + 5.65% or Floor rate of 9.90%, 7.00% Exit Fee	$1,089	1,496	1,496

Subtotal: Under 1 Year Maturity						1,496	1,496

1-5 Years Maturity
Alimera Sciences, Inc.(11)(14)	Specialty Pharmaceuticals	Senior Secured	November 2020	Interest rate PRIME + 7.50% or Floor rate of 11.00%, PIK Interest 1.00%, 4.00% Exit Fee	$35,398	35,517	35,517

Subtotal: 1-5 Years Maturity						35,517	35,517

Subtotal: Specialty Pharmaceuticals (4.40%)*						37,013	37,013

Surgical Devices
1-5 Years Maturity
Transmedics, Inc.(13)	Surgical Devices	Senior Secured	February 2020	Interest rate PRIME + 5.30% or Floor rate of 9.55%, 6.70% Exit Fee	$8,500	8,756	8,757

Subtotal: 1-5 Years Maturity						8,756	8,757

Subtotal: Surgical Devices (1.04%)*						8,756	8,757

Sustainable and Renewable Technology
Under 1 Year Maturity
FuelCell Energy, Inc.(12)	Sustainable and Renewable Technology	Senior Secured	October 2018	Interest rate PRIME + 5.50% or Floor rate of 9.50%, 8.50% Exit Fee	$16,806	18,190	18,190
Kinestral Technologies Inc.	Sustainable and Renewable Technology	Senior Secured	October 2018	Interest rate 3-month LIBOR + 7.75% or Floor rate of 8.75%, 3.23% Exit Fee	$3,867	3,882	3,882

Subtotal: Under 1 Year Maturity						22,072	22,072

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
1-5 Years Maturity
ChargePoint Inc.	Sustainable and Renewable Technology	Senior Secured	August 2020	Interest rate 3-month LIBOR + 8.75% or Floor rate of 9.75%, 2.00% Exit Fee	$19,394	$19,416	$19,416
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)(6)	Sustainable and Renewable Technology	Senior Secured	August 2019	Interest rate PRIME + 8.70% or Floor rate of 12.95%, 4.50% Exit Fee	$14,000	13,604	13,604
Proterra, Inc.(11)(14)(17)	Sustainable and Renewable Technology	Senior Secured	November 2020	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.75%, 5.95% Exit Fee	$25,036	25,997	26,097
	Sustainable and Renewable Technology	Senior Secured	November 2020	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.75%, 7.00% Exit Fee	$5,007	5,173	5,190

Total Proterra, Inc.					$30,043	31,170	31,287
Rive Technology, Inc.(15)	Sustainable and Renewable Technology	Senior Secured	January 2019	Interest rate PRIME + 6.20% or Floor rate of 9.45%, 4.00% Exit Fee	$4,258	4,498	4,515
Tendril Networks(12)	Sustainable and Renewable Technology	Senior Secured	June 2019	Interest rate FIXED 9.25%, 8.50% Exit Fee	$13,156	13,863	13,845

Subtotal: 1-5 Years Maturity						82,551	82,667

Subtotal: Sustainable and Renewable Technology (12.45%)*						104,623	104,739

Total: Debt Investments (168.38%)*						1,440,055	1,415,984

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Equity Investments
Biotechnology Tools
NuGEN Technologies, Inc.(15)	Biotechnology Tools	Equity	Common Stock	55,780	$500	$—

Subtotal: Biotechnology Tools (0.00%)*					500	—

Communications & Networking
Achilles Technology Management Co II, Inc.(7)(15)	Communications & Networking	Equity	Common Stock	100	3,100	242
GlowPoint, Inc.(4)	Communications & Networking	Equity	Common Stock	114,192	102	41
Peerless Network Holdings, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	5,865

Subtotal: Communications & Networking (0.73%)*					4,202	6,148

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	720

Subtotal: Diagnostic (0.09%)*					750	720

Drug Delivery
AcelRx Pharmaceuticals, Inc.(4)(10)	Drug Delivery	Equity	Common Stock	54,240	108	109
BioQ Pharma Incorporated(15)	Drug Delivery	Equity	Preferred Series D	165,000	500	826
Edge Therapeutics, Inc.(4)	Drug Delivery	Equity	Common Stock	49,965	309	468
Neos Therapeutics, Inc.(4)(15)	Drug Delivery	Equity	Common Stock	125,000	1,500	1,275

Subtotal: Drug Delivery (0.32%)*					2,417	2,678

Drug Discovery & Development
Aveo Pharmaceuticals, Inc.(4)(10)(15)	Drug Discovery & Development	Equity	Common Stock	1,901,791	1,715	5,315
Axovant Sciences Ltd.(4)(5)(10)	Drug Discovery & Development	Equity	Common Stock	129,827	1,270	707
Cerecor, Inc.(4)	Drug Discovery & Development	Equity	Common Stock	119,087	1,000	381
Dare Biosciences, Inc. (p.k.a. Cerulean Pharma, Inc.)(4)	Drug Discovery & Development	Equity	Common Stock	13,550	1,000	29
Dicerna Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Equity	Common Stock	142,858	1,000	1,290
Dynavax Technologies(4)(10)	Drug Discovery & Development	Equity	Common Stock	20,000	550	374
Epirus Biopharmaceuticals, Inc.(4)	Drug Discovery & Development	Equity	Common Stock	200,000	1,000	—
Genocea Biosciences, Inc.(4)	Drug Discovery & Development	Equity	Common Stock	223,463	2,000	259
Inotek Pharmaceuticals Corporation(4)	Drug Discovery & Development	Equity	Common Stock	3,778	1,500	10
Insmed, Incorporated(4)	Drug Discovery & Development	Equity	Common Stock	70,771	1,000	2,154
Melinta Therapeutics(4)	Drug Discovery & Development	Equity	Common Stock	43,840	2,000	693
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(4)	Drug Discovery & Development	Equity	Common Stock	76,362	2,743	1,367

Subtotal: Drug Discovery & Development (1.50%)*					16,778	12,579

Electronics & Computer Hardware
Identiv, Inc.(4)	Electronics & Computer Hardware	Equity	Common Stock	6,700	34	22

Subtotal: Electronics & Computer Hardware (0.00%)*					34	22

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Information Services
DocuSign, Inc.	Information Services	Equity	Common Stock	385,000	$6,081	$8,011

Subtotal: Information Services (0.95%)*					6,081	8,011

Internet Consumer & Business Services
Blurb, Inc.(15)	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	175	46
Brigade Group, Inc. (p.k.a. Philotic, Inc.)	Internet Consumer & Business Services	Equity	Common Stock	9,023	93	—
Lightspeed POS, Inc.(5)(10)	Internet Consumer & Business Services	Equity	Preferred Series C	230,030	250	233
	Internet Consumer & Business Services	Equity	Preferred Series D	198,677	250	213

Total Lightspeed POS, Inc.				428,707	500	446
OfferUp, Inc.	Internet Consumer & Business Services	Equity	Preferred Series A	286,080	1,663	2,236
	Internet Consumer & Business Services	Equity	Preferred Series A-1	108,710	632	850

Total OfferUp, Inc.				394,790	2,295	3,086
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	451
	Internet Consumer & Business Services	Equity	Preferred Series H	87,802	250	255

Total Oportun (p.k.a. Progress Financial)				306,153	500	706
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Equity	Preferred Series AA	34,783	15	49
Tectura Corporation(7)	Internet Consumer & Business Services	Equity	Preferred Series BB	1,000,000	—	—

Subtotal: Internet Consumer & Business Services (0.52%)*					3,578	4,333

Media/Content/Info
Pinterest, Inc.	Media/Content/Info	Equity	Preferred Series Seed	620,000	4,085	5,055

Subtotal: Media/Content/Info (0.60%)*					4,085	5,055

Medical Devices & Equipment
AtriCure, Inc.(4)(15)	Medical Devices & Equipment	Equity	Common Stock	7,536	266	138
Flowonix Medical Incorporated	Medical Devices & Equipment	Equity	Preferred Series AA	221,893	1,500	—
Gelesis, Inc.(15)	Medical Devices & Equipment	Equity	Common Stock	198,202	—	879
	Medical Devices & Equipment	Equity	Preferred Series A-1	191,210	425	939
	Medical Devices & Equipment	Equity	Preferred Series A-2	191,626	500	894

Total Gelesis, Inc.				581,038	925	2,712
Medrobotics Corporation(15)	Medical Devices & Equipment	Equity	Preferred Series E	136,798	250	302
	Medical Devices & Equipment	Equity	Preferred Series F	73,971	155	225
	Medical Devices & Equipment	Equity	Preferred Series G	163,934	500	532

Total Medrobotics Corporation				374,703	905	1,059

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Optiscan Biomedical, Corp.(6)(15)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	$3,000	$402
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	114
	Medical Devices & Equipment	Equity	Preferred Series D	55,103,923	5,257	4,232
	Medical Devices & Equipment	Equity	Preferred Series E	15,638,888	1,307	1,457

Total Optiscan Biomedical, Corp.				78,855,687	10,219	6,205
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Equity	Preferred Series B	232,061	527	596
Quanterix Corporation(4)	Medical Devices & Equipment	Equity	Common Stock	84,778	1,000	1,820

Subtotal: Medical Devices & Equipment (1.49%)*					15,342	12,530

Software
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	90
Druva, Inc.	Software	Equity	Preferred Series 2	458,841	1,000	1,044
	Software	Equity	Preferred Series 3	93,620	300	312

Total Druva, Inc.				552,461	1,300	1,356
ForeScout Technologies, Inc.(4)	Software	Equity	Common Stock	199,844	529	6,373
HighRoads, Inc.	Software	Equity	Common Stock	190	307	—
NewVoiceMedia Limited(5)(10)	Software	Equity	Preferred Series E	669,173	963	1,544
Palantir Technologies	Software	Equity	Preferred Series E	727,696	5,431	4,923
	Software	Equity	Preferred Series G	326,797	2,211	2,211

Total Palantir Technologies				1,054,493	7,642	7,134
Sprinklr, Inc.	Software	Equity	Common Stock	700,000	3,749	4,600
WildTangent, Inc.(15)	Software	Equity	Preferred Series 3	100,000	402	179

Subtotal: Software (2.53%)*					14,943	21,276

Surgical Devices
Gynesonics, Inc. (15)	Surgical Devices	Equity	Preferred Series B	219,298	250	44
	Surgical Devices	Equity	Preferred Series C	656,538	282	60
	Surgical Devices	Equity	Preferred Series D	1,991,157	712	795
	Surgical Devices	Equity	Preferred Series E	2,786,367	429	521

Total Gynesonics, Inc.				5,653,360	1,673	1,420
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	376
	Surgical Devices	Equity	Preferred Series C	119,999	300	309
	Surgical Devices	Equity	Preferred Series D	260,000	650	957
	Surgical Devices	Equity	Preferred Series F	100,200	500	531

Total Transmedics, Inc.				569,160	2,550	2,173

Subtotal: Surgical Devices (0.43%)*					4,223	3,593

Sustainable and Renewable Technology
Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)	Sustainable and Renewable Technology	Equity	Common Stock	19,250	761	—
Modumetal, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series C	3,107,520	500	477
Proterra, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series 5	99,280	500	539
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)(6)	Sustainable and Renewable Technology	Equity	Common Stock	288	61,502	11,400

Subtotal: Sustainable and Renewable Technology (1.48%)*					63,263	12,416

Total: Equity Investments (10.63%)*					136,196	89,361

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Warrant Investments
Biotechnology Tools
Labcyte, Inc.(15)	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	$323	$458

Subtotal: Biotechnology Tools (0.05%)*					323	458

Communications & Networking
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	—
Peerless Network Holdings, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	501
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Common Stock	2,834,375	418	—

Subtotal: Communications & Networking (0.06%)*					574	501

Consumer & Business Products
Antenna79 (p.k.a. Pong Research Corporation)(15)	Consumer & Business Products	Warrant	Common Stock	1,662,441	228	—
Intelligent Beauty, Inc.(15)	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	221
The Neat Company(15)	Consumer & Business Products	Warrant	Preferred Series C-1	540,540	365	—

Subtotal: Consumer & Business Products (0.03%)*					823	221

Drug Delivery
AcelRx Pharmaceuticals, Inc.(4)(10)(15)	Drug Delivery	Warrant	Common Stock	176,730	786	61
Agile Therapeutics, Inc.(4)	Drug Delivery	Warrant	Common Stock	180,274	730	65
BioQ Pharma Incorporated	Drug Delivery	Warrant	Common Stock	459,183	1	968
Celsion Corporation(4)	Drug Delivery	Warrant	Common Stock	13,927	428	—
Dance Biopharm, Inc.(15)	Drug Delivery	Warrant	Common Stock	110,882	74	—
Edge Therapeutics, Inc.(4)	Drug Delivery	Warrant	Common Stock	78,595	390	230
Kaleo, Inc. (p.k.a. Intelliject, Inc.)	Drug Delivery	Warrant	Preferred Series B	82,500	594	1,540
Neos Therapeutics, Inc.(4)(15)	Drug Delivery	Warrant	Common Stock	70,833	285	148
Pulmatrix Inc.(4)	Drug Delivery	Warrant	Common Stock	25,150	116	4
ZP Opco, Inc (p.k.a. Zosano Pharma)(4)	Drug Delivery	Warrant	Common Stock	72,379	266	—

Subtotal: Drug Delivery (0.36%)*					3,670	3,016

Drug Discovery & Development
ADMA Biologics, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	89,750	295	12
Anthera Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	5,022	984	—
Audentes Therapeutics, Inc (4)(10)(15)	Drug Discovery & Development	Warrant	Common Stock	9,914	62	147
Auris Medical Holding, AG(4)(5)(10)	Drug Discovery & Development	Warrant	Common Stock	156,726	249	19
Brickell Biotech, Inc.	Drug Discovery & Development	Warrant	Preferred Series C	26,086	119	93
Cerecor, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	22,328	70	15
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	—
Cleveland BioLabs, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	7,813	105	3
Concert Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	132,069	545	1,344
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(4)	Drug Discovery & Development	Warrant	Common Stock	29,239	165	2

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
CytRx Corporation(4)(15)	Drug Discovery & Development	Warrant	Common Stock	105,694	$160	$58
Dare Biosciences, Inc. (p.k.a. Cerulean Pharma, Inc.)(4)	Drug Discovery & Development	Warrant	Common Stock	17,190	369	—
Dicerna Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
Epirus Biopharmaceuticals, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	64,194	276	—
Fortress Biotech, Inc. (p.k.a. Coronado Biosciences, Inc.)(4)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	29
Genocea Biosciences, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	73,725	266	4
Immune Pharmaceuticals(4)	Drug Discovery & Development	Warrant	Common Stock	10,742	164	—
Melinta Therapeutics(4)	Drug Discovery & Development	Warrant	Common Stock	31,655	626	12
Motif BioSciences Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	73,452	282	414
Myovant Sciences, Ltd.(4)(5)(10)	Drug Discovery & Development	Warrant	Common Stock	49,800	283	128
Neothetics, Inc. (p.k.a. Lithera, Inc)(4)(15)	Drug Discovery & Development	Warrant	Common Stock	46,838	266	53
Neuralstem, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	5,783	77	—
Ology Bioservices, Inc. (p.k.a. Nanotherapeutics, Inc.)(15)	Drug Discovery & Development	Warrant	Common Stock	171,389	838	—
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(4)(15)	Drug Discovery & Development	Warrant	Common Stock	75,214	178	212
PhaseRx, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	63,000	125	—
Savara Inc. (p.k.a. Mast Therapeutics, Inc.)(4)(15)	Drug Discovery & Development	Warrant	Common Stock	32,467	203	8
Sorrento Therapeutics, Inc.(4)(10)	Drug Discovery & Development	Warrant	Common Stock	306,748	889	453
Stealth Bio Therapeutics Corp.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series A	487,500	116	107
uniQure B.V.(4)(5)(10)	Drug Discovery & Development	Warrant	Common Stock	37,174	218	240
XOMA Corporation(4)(10)(15)	Drug Discovery & Development	Warrant	Common Stock	9,063	279	50

Subtotal: Drug Discovery & Development (0.40%)*					8,869	3,403

Electronics & Computer Hardware
908 DEVICES INC.(15)	Electronics & Computer Hardware	Warrant	Preferred Series D	79,856	100	73
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	12	—

Subtotal: Electronics & Computer Hardware (0.01%)*					112	73

Healthcare Services, Other
Chromadex Corporation(4)(15)	Healthcare Services, Other	Warrant	Common Stock	139,673	157	329

Subtotal: Healthcare Services, Other (0.04%)*					157	329

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Information Services
INMOBI Inc.(5)(10)	Information Services	Warrant	Common Stock	65,587	$82	$—
InXpo, Inc.(15)	Information Services	Warrant	Preferred Series C	648,400	98	21
	Information Services	Warrant	Preferred Series C-1	1,165,183	74	37

Total InXpo, Inc.				1,813,583	172	58
MDX Medical, Inc.(15)	Information Services	Warrant	Common Stock	2,250,000	246	129
Netbase Solutions, Inc.	Information Services	Warrant	Preferred Series 1	60,000	356	363
RichRelevance, Inc.(15)	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.07%)*					954	550

Internet Consumer & Business Services
Aria Systems, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series G	231,535	73	—
Blurb, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	9
ClearObject, Inc. (p.k.a. CloudOne, Inc.)	Internet Consumer & Business Services	Warrant	Preferred Series E	968,992	18	154
The Faction Group	Internet Consumer & Business Services	Warrant	Preferred Series A	8,703	234	234
Intent Media, Inc.(15)	Internet Consumer & Business Services	Warrant	Common Stock	140,077	168	207
Interactions Corporation	Internet Consumer & Business Services	Warrant	Preferred Series G-3	68,187	204	204
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	206,184	1,102	2,627
Lightspeed POS, Inc.(5)(10)	Internet Consumer & Business Services	Warrant	Preferred Series C	245,610	20	93
LogicSource(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	79,625	30	36
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	196
ShareThis, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	547	—
Snagajob.com, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series A	1,800,000	782	1,257
Tapjoy, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	748,670	316	7
TraceLink, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series A-2	283,353	1,833	1,833

Subtotal: Internet Consumer & Business Services (0.82%)*					6,041	6,857

Media/Content/Info
FanDuel, Inc.	Media/Content/Info	Warrant	Common Stock	15,570	—	—
	Media/Content/Info	Warrant	Preferred Series A	4,648	730	1,875

Total FanDuel, Inc.				20,218	730	1,875
Machine Zone, Inc.(16)	Media/Content/Info	Warrant	Common Stock	1,552,710	1,958	3,743
Rhapsody International, Inc.(15)	Media/Content/Info	Warrant	Common Stock	715,755	385	4
WP Technology, Inc. (Wattpad, Inc.)(5)(10)	Media/Content/Info	Warrant	Common Stock	255,818	4	17
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	33

Subtotal: Media/Content/Info (0.67%)*					3,425	5,672

Medical Devices & Equipment
Amedica Corporation(4)(15)	Medical Devices & Equipment	Warrant	Common Stock	8,603	459	1
Aspire Bariatrics, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series B-1	112,858	455	65

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Avedro, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series AA	300,000	$401	$275
Flowonix Medical Incorporated	Medical Devices & Equipment	Warrant	Preferred Series AA	155,325	362	—
Gelesis, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series A-1	74,784	78	216
InspireMD, Inc.(4)(5)(10)	Medical Devices & Equipment	Warrant	Common Stock	39,364	242	—
IntegenX, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series C	547,752	15	—
Intuity Medical, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series 4	1,819,078	294	294
Medrobotics Corporation(15)	Medical Devices & Equipment	Warrant	Preferred Series E	455,539	370	411
Micell Technologies, Inc.	Medical Devices & Equipment	Warrant	Preferred Series D-2	84,955	262	150
NetBio, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	7,841	408	56
NinePoint Medical, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	82
Optiscan Biomedical, Corp.(6)(15)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	1,252	86
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Warrant	Preferred Series A	500,000	402	430
Quanterix Corporation(4)	Medical Devices & Equipment	Warrant	Common Stock	66,039	205	536
Sebacia, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series D	778,301	133	127
SonaCare Medical, LLC (p.k.a. US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	6,464	188	—
Strata Skin Sciences, Inc. (p.k.a. MELA Sciences, Inc.)(4)	Medical Devices & Equipment	Warrant	Common Stock	13,864	401	—
Tela Bio, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series B	387,930	62	153
ViewRay, Inc.(4)(15)	Medical Devices & Equipment	Warrant	Common Stock	128,231	333	414

Subtotal: Medical Devices & Equipment (0.39%)*					6,492	3,296

Semiconductors
Achronix Semiconductor Corporation (15)	Semiconductors	Warrant	Preferred Series C	360,000	160	308
	Semiconductors	Warrant	Preferred Series D-2	750,000	99	519

Total Achronix Semiconductor Corporation				1,110,000	259	827
Aquantia Corp.(4)	Semiconductors	Warrant	Common Stock	19,683	4	11
Avnera Corporation	Semiconductors	Warrant	Preferred Series E	141,567	46	195

Subtotal: Semiconductors (0.12%)*					309	1,033

Software
Actifio, Inc.	Software	Warrant	Common Stock	73,584	249	84
	Software	Warrant	Preferred Series F	31,673	343	79

Total Actifio, Inc.				105,257	592	163
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	188	—
CareCloud Corporation(15)	Software	Warrant	Preferred Series B	413,433	258	113
Clickfox, Inc.(15)	Software	Warrant	Preferred Series B	1,038,563	330	129
	Software	Warrant	Preferred Series C	592,019	730	179
	Software	Warrant	Preferred Series C-A	2,218,214	230	4,458

Total Clickfox, Inc.				3,848,796	1,290	4,766

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
DNAnexus, Inc.	Software	Warrant	Preferred Series C	909,091	$97	$97
Evernote Corporation(15)	Software	Warrant	Common Stock	62,500	106	175
Fuze, Inc.(15)	Software	Warrant	Preferred Series F	256,158	89	53
Mattersight Corporation(4)	Software	Warrant	Common Stock	357,143	538	168
Message Systems, Inc.(15)	Software	Warrant	Preferred Series C	503,718	334	639
Mobile Posse, Inc.(15)	Software	Warrant	Preferred Series C	396,430	130	353
Neos, Inc.(15)	Software	Warrant	Common Stock	221,150	22	—
NewVoiceMedia Limited(5)(10)	Software	Warrant	Preferred Series E	225,586	33	190
OneLogin, Inc.(15)	Software	Warrant	Common Stock	228,972	150	227
PerfectServe, Inc.	Software	Warrant	Preferred Series C	129,073	720	720
Poplicus, Inc.	Software	Warrant	Common Stock	132,168	—	—
Quid, Inc.(15)	Software	Warrant	Preferred Series D	71,576	1	7
RapidMiner, Inc.	Software	Warrant	Preferred Series C-1	4,982	23	23
RedSeal Inc.(15)	Software	Warrant	Preferred Series C-Prime	640,603	66	44
Signpost, Inc.	Software	Warrant	Preferred Series C	324,005	314	106
Wrike, Inc.	Software	Warrant	Common Stock	698,760	462	1,040

Subtotal: Software (1.06%)*					5,413	8,884

Specialty Pharmaceuticals
Alimera Sciences, Inc.(4)	Specialty Pharmaceuticals	Warrant	Common Stock	1,717,709	861	488

Subtotal: Specialty Pharmaceuticals (0.06%)*					861	488

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Warrant	Preferred Series C	180,480	75	15
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	291

Total Gynesonics, Inc.				1,756,445	395	306
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	225	16
	Surgical Devices	Warrant	Preferred Series D	175,000	100	429
	Surgical Devices	Warrant	Preferred Series F	50,544	38	60

Total Transmedics, Inc.				265,980	363	505

Subtotal: Surgical Devices (0.10%)*					758	811

Sustainable and Renewable Technology
Agrivida, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series D	471,327	120	88
Alphabet Energy, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series 1B	13,667	82	—
American Superconductor Corporation(4)	Sustainable and Renewable Technology	Warrant	Common Stock	58,823	39	7
Brightsource Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 1	116,666	104	—
Calera, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series B	437,500	308	—
Fluidic, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series D	61,804	102	—
Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)	Sustainable and Renewable Technology	Warrant	Common Stock	530,811	181	—
	Sustainable and Renewable Technology	Warrant	Preferred Series 2-A	6,229	50	—

Total Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)				537,040	231	—
Fulcrum Bioenergy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series C-1	280,897	275	357
GreatPoint Energy, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series D-1	393,212	548	—

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Kinestral Technologies, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series A	325,000	$155	$155
	Sustainable and Renewable Technology	Warrant	Preferred Series B	131,883	63	63

Total Kinestral Technologies, Inc.				456,883	218	218
Polyera Corporation(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	311,609	338	—
Proterra, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 4	477,517	41	599
Rive Technology, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series E	234,477	12	8
Stion Corporation(6)	Sustainable and Renewable Technology	Warrant	Preferred Series Seed	2,154	1,378	—
TAS Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series AA	428,571	299	—
Tendril Networks	Sustainable and Renewable Technology	Warrant	Preferred Series 3-A	1,019,793	189	—

Subtotal: Sustainable and Renewable Technology (0.15%)*					4,797	1,277

Total: Warrant Investments (4.38%)*					43,578	36,869

Total Investments in Securities (183.39%)*					$1,619,829	$1,542,214

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Interest rate PRIME represents 4.50% at December 31, 2017. Daily LIBOR, 1-month LIBOR, 3-month LIBOR and 12-month LIBOR represent 1.44%, 1.57%, 1.69% and 2.11%, respectively, at December 31, 2017.
(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $32.5 million, $119.7 million and $87.2 million respectively. The tax cost of investments is $1.6 billion.

(4)

Except for warrants in 43 publicly traded companies and common stock in 20 publicly traded companies, all investments are restricted at December 31, 2017 and were valued at fair value using Level 3 significant unobservable inputs as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.

(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment as defined under the 1940 Act in which Hercules owns at least 5% but generally less than 25% of the company’s voting securities.
(7)	Control investment as defined under the 1940 Act in which Hercules owns at least 25% of the company’s voting securities or has greater than 50% representation on its board.
(8)

Debt is on non-accrual status at December 31, 2017, and is therefore considered non-income producing. Note that at December 31, 2017, only the $11.0 million PIK loan is on non-accrual for the Company’s debt investment in Tectura Corporation.

(9)	Denotes that all or a portion of the debt investment is convertible debt.
(10)

Indicates assets that the Company deems not “qualifying assets” under section 55(a) of 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.

(11)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitization (as defined in Note 4).
(12)	Denotes that all or a portion of the debt investment is pledged as collateral under the Wells Facility (as defined in Note 4).
(13)	Denotes that all or a portion of the debt investment is pledged as collateral under the Union Bank Facility (as defined in Note 4).
(14)	Denotes that all or a portion of the debt investment principal includes accumulated PIK interest and is net of repayments.
(15)	Denotes that all or a portion of the investment in this portfolio company is held by HT II or HT III, the Company’s wholly owned SBIC subsidiaries.
(16)	Denotes that the fair value of the Company’s total investments in this portfolio company represent greater than 5% of the Company’s total assets at December 31, 2017.
(17)	Denotes that there is an unfunded contractual commitment available at the request of this portfolio company at December 31, 2017. Refer to Note 10.

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Business and Basis of Presentation

Hercules Capital, Inc. (the “Company”) is a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences, and sustainable and renewable technology industries. The Company sources its investments through its principal office located in Palo Alto, CA, as well as through its additional offices in Boston, MA, New York, NY, Washington, DC, Hartford, CT, Westport, CT, Chicago, IL, and San Diego, CA. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act. From incorporation through December 31, 2005, the Company was subject to tax as a corporation under Subchapter C of the Code. Effective January 1, 2006, the Company elected to be treated for tax purposes as a RIC under Subchapter M of the Code (see Note 5). As an investment company, the Company follows accounting and reporting guidance as set forth in Topic 946 (“Financial Services – Investment Companies”) of the FASB Accounting Standards Codification, as amended (“ASC”).

HT II, HT III, and HT IV, are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”) under the authority of the Small Business Administration (“SBA”) on September 27, 2006 and May 26, 2010, respectively. On July 13, 2018, the Company completed repayment of the remaining outstanding HT II debentures and subsequently surrendered the SBA license with respect to HT II.

As an SBIC, HT III is subject to a variety of regulations concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments. HT IV was formed in anticipation of receiving an additional SBIC license; however, the Company has not received such license, and HT IV currently has no material assets or liabilities. The Company also formed Hercules Technology SBIC Management, LLC (“HTM”), a limited liability company, in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4 to the Company’s consolidated financial statements).

HT III holds approximately $307.5 million in assets which accounts for approximately 14.3% of the Company’s total assets, prior to consolidation at December 31, 2018.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). By investing through these wholly owned subsidiaries, the Company is able to benefit from the tax treatment of these entities and create a tax structure that is more advantageous with respect to the Company’s RIC status. These taxable subsidiaries are consolidated for financial reporting purposes and in accordance with U.S. GAAP, and the portfolio investments held by these taxable subsidiaries are included in the Company’s consolidated financial statements and recorded at fair value. These taxable subsidiaries are not consolidated with Hercules for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities as a result of their ownership of certain portfolio investments.

Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of the Company and its subsidiaries and all VIEs of which the Company is the primary beneficiary. All intercompany accounts and transactions have been eliminated in consolidation.

A VIE is an entity that either (i) has insufficient equity to permit the entity to finance its activities without additional subordinated financial support or (ii) has equity investors who lack the characteristics of a controlling financial interest. The primary beneficiary of a VIE is the party with both the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and the obligation to absorb the losses or the right to receive benefits that could be significant to the VIE.

To assess whether the Company has the power to direct the activities of a VIE that most significantly impact its economic performance, the Company considers all the facts and circumstances including its role in establishing the VIE and its ongoing rights and responsibilities. This assessment includes identifying the activities that most significantly impact the VIE’s economic performance and identifying which party, if any, has power over those activities. In general, the party that makes the most significant decisions affecting the VIE is determined to have the power to direct the activities of a VIE. To assess whether the Company has the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE, the Company considers all of its economic interests, including debt and equity interests, servicing rights and fee arrangements, and any other variable interests in the VIE. If the Company determines that it is the party with the power to make the most significant decisions affecting the VIE, and the Company has a potentially significant interest in the VIE, then it consolidates the VIE.

The Company performs periodic reassessments, usually quarterly, of whether it is the primary beneficiary of a VIE. The reassessment process considers whether the Company has acquired or divested the power to direct the activities of the VIE through changes in governing documents or other circumstances. The Company also reconsiders whether entities previously determined not to be VIEs have become VIEs, based on certain events, and therefore are subject to the VIE consolidation framework.

As of the date of this report, the only VIE consolidated by the Company is its securitization VIE formed in conjunction with the issuance of the 2027 Asset-Backed Notes (as defined herein). See “Note 4 – Borrowings.”

Valuation of Investments

The most significant estimate inherent in the preparation of the Company’s consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

At December 31, 2018, approximately 96.7% of the Company’s total assets represented investments in portfolio companies whose fair value is determined in good faith by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s investments are carried at fair value in accordance with the 1940 Act and ASC Topic 946 and measured in accordance with ASC Topic 820 (“Fair Value Measurements”). The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy by the Board of Directors in accordance with the provisions of ASC Topic 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board of Directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The Company may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain portfolio investments. The Company engages independent valuation firms on a discretionary basis. Specifically, on a quarterly basis, the Company will identify portfolio investments with respect to which an independent valuation firm will assist in valuing. The Company selects these portfolio investments based on a number of factors, including, but not limited to, the potential for material fluctuations in valuation results, size, credit quality and the time lapse since the last valuation of the portfolio investment by an independent valuation firm.

The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Board of Directors are ultimately and solely, responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Board of Directors have approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the Audit Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio as provided by the investment committee which incorporates the results of the independent valuation firm as appropriate; and

(4) the Board of Directors, upon the recommendation of the Audit Committee, discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC Topic 820 establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC Topic 820 also requires disclosure for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC Topic 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC Topic 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC Topic 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are publicly held debt investments and warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of December 31, 2018 and December 31, 2017.

The Company transfers investments in and out of Level 1, 2 and 3 as of the beginning of the period, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the year ended December 31, 2018, there were no transfers between Levels 1 or 2.

(in thousands) Description	Balance December 31, 2018	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Secured Debt	$1,719,091	$—	$—	$1,719,091
Unsecured Debt	14,401	—	—	14,401
Preferred Stock	68,625	—	—	68,625
Common Stock	51,587	27,346	—	24,241
Warrants	26,669	—	3,996	22,673
Escrow Receivable	970	—	—	970

Total	$1,881,343	$27,346	$3,996	$1,850,001

(in thousands) Description	Balance December 31, 2017	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Secured Debt	$1,415,984	$—	$—	$1,415,984
Preferred Stock	40,683	—	—	40,683
Common Stock	48,678	22,825	—	25,853
Warrants	36,869	—	5,664	31,205
Escrow Receivable	752	—	—	752

Total	$1,542,966	$22,825	$5,664	$1,514,477

The table below presents a reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the years ended December 31, 2018 and December 31, 2017.

(in thousands)	Balance January 1, 2018	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balance December 31, 2018
Senior Debt	$1,415,984	$(14,066)	$4,947	$896,831	$—	$(584,605)	$—	$—	$1,719,091
Unsecured Debt	—	—	(328)	20,583	—	(5,671)	—	(183)	14,401
Preferred Stock	40,683	2,540	(11,068)	39,993	(3,706)	—	183	—	68,625
Common Stock	25,853	(3,299)	(7,583)	17,950	(301)	—	—	(8,379)	24,241
Warrants	31,205	(982)	(2,982)	2,050	(6,402)	—	—	(216)	22,673
Escrow Receivable	752	1	(143)	892	(532)	—	—	—	970

Total	$1,514,477	$(15,806)	$(17,157)	$978,299	$(10,941)	$(590,276)	$183	$(8,778)	$1,850,001

(in thousands)	Balance January 1, 2017	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation) (2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3 (4)	Gross Transfers out of Level 3 (4)	Balance December 31, 2017
Senior Debt	$1,323,978	$(24,684)	$29,610	$776,648	$—	$(626,897)	$—	$(62,671)	$1,415,984
Preferred Stock	39,418	(7,531)	11,955	2,683	(468)	—	—	(5,374)	40,683
Common Stock	10,965	(487)	(49,462)	3,748	(1,582)	—	62,671	—	25,853
Warrants	24,246	727	8,450	5,449	(7,303)	—	—	(364)	31,205
Escrow Receivable	1,382	261	—	3,127	(4,018)	—	—	—	752

Total	$1,399,989	$(31,714)	$553	$791,655	$(13,371)	$(626,897)	$62,671	$(68,409)	$1,514,477

(1)	Included in net realized gains or losses in the accompanying Consolidated Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) in the accompanying Consolidated Statement of Operations.
(3)

Transfers out of Level 3 during the year ended December 31, 2018 relate to the initial public offerings of DocuSign, Inc. and Tricida, Inc. and the conversion of our debt investment in Gynesonics, Inc. to preferred stock. Transfers into Level 3 for the year ended December 31, 2018 relate to the conversion of our debt investment in Gynesonics, Inc. to preferred stock.

(4)

Transfers out of Level 3 during the year ended December 31, 2017 relate to the conversion of our debt investment in Sungevity, Inc. and a portion of our debt investment in Gamma Medica, Inc. to common stock through bankruptcy transactions, IPOs of ForeScout Technologies, Inc., Aquantia Corporation, and Quanterix Corporation, and merger of our former portfolio company Cempra, Inc. and current portfolio company Melinta Therapeutics, Inc. into NASDAQ-listed company Melinta Therapeutics, Inc. Transfers into Level 3 during the year ended December 31, 2017 relate to the conversion of our debt investment in Sungevity, Inc. and a portion of our debt investment in Gamma Medica, Inc. to common stock through bankruptcy transactions.

(5)

Amounts listed above are inclusive of loan origination fees received at the inception of the loan which are deferred and amortized into fee income as well as the accretion of existing loan discounts and fees during the period. Escrow receivable purchases may include additions due to proceeds held in escrow from the liquidation of level 3 investments.

(6)	Amounts listed above include the acceleration and payment of loan discounts and loan fees due to early payoffs or restructures.

For the year ended December 31, 2018, approximately $10.5 million and $10.9 million in net unrealized depreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $14.5 million and $294,000 in net unrealized depreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

For the year ended December 31, 2017, approximately $4.2 million in net unrealized appreciation and $49.2 million in net unrealized depreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. The depreciation on common stock during the period reflects the conversion of the Company’s debt investment in Sungevity, Inc. to common stock at cost through a bankruptcy transaction and subsequent depreciation to fair value. For the same period, approximately $10.5 million in net unrealized depreciation and $9.0 million in net unrealized appreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

The following tables provide quantitative information about the Company’s Level 3 fair value measurements as of December 31, 2018 and December 31, 2017. In addition to the techniques and inputs noted in the tables below, according to the Company’s valuation policy the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The tables below are not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

The significant unobservable input used in the fair value measurement of the Company’s escrow receivables is the amount recoverable at the contractual maturity date of the escrow receivable.

Investment Type -Level Three Debt Investments	Fair Value at December 31, 2018 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input (1)	Range	Weighted Average (2)
Pharmaceuticals	$25,039	Originated Within 4-6 Months	Origination Yield	10.50% - 12.47%	11.68%
	480,737	Market Comparable Companies	Hypothetical Market Yield	10.25% - 16.86%	13.33%
			Premium/(Discount)	(0.25%) - 0.50%

Technology	63,125	Originated Within 4-6 Months	Origination Yield	11.71% - 19.94%	13.02%
	618,141	Market Comparable Companies	Hypothetical Market Yield	10.73% - 16.13%	13.08%
			Premium/(Discount)	0.00% - 0.75%
	1,579	Liquidation (3)	Probability weighting of alternative outcomes	40.00% - 60.00%

Sustainable and Renewable	75,834	Market Comparable Companies	Hypothetical Market Yield	11.90% - 17.48%	13.47%
Technology			Premium/(Discount)	(0.25%) - 0.25%
	5,556	Liquidation (3)	Probability weighting of alternative outcomes	20.00% - 50.00%

Medical Devices	14,673	Originated Within 4-6 Months	Origination Yield	15.15%	15.15%
	115,355	Market Comparable Companies	Hypothetical Market Yield	10.99% - 22.38%	13.77%
			Premium/(Discount)	0.00% - 0.75%
	2,405	Liquidation (3)	Probability weighting of alternative outcomes	50.00%

Lower Middle Market	123,589	Market Comparable Companies	Hypothetical Market Yield	9.74% - 17.25%	14.24%
			Premium/(Discount)	(0.25%) - 0.00%
	18,128	Liquidation (3)	Probability weighting of alternative outcomes	30.00% -70.00%

		Debt Investments Where Fair Value Approximates Cost
	153,312	Debt Investments originated within 3 months
	36,019	Debt Investments Maturing in Less than One Year

	$1,733,492	Total Level Three Debt Investments

(1)

The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums/(discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries noted above as follows:

•

Pharmaceuticals, above, is comprised of debt investments in the Healthcare Services—Other, Drug Discovery & Development, Drug Delivery and Biotechnology Tools industries in the Consolidated Schedule of Investments.

•

Technology, above, is comprised of debt investments in the Software, Electronics & Computer Hardware, Media/Content/Info, Internet Consumer & Business Services, Consumer & Business Products, and Information Services industries in the Consolidated Schedule of Investments.

•

Sustainable and Renewable Technology, above, is comprised of debt investments in the Sustainable and Renewable Technology, Internet Consumer & Business Services, and Electronics & Computer Hardware industries in the Consolidated Schedule of Investments.

•	Medical Devices, above, is comprised of debt investments in the Drug Delivery, and Medical Devices & Equipment industries in the Consolidated Schedule of Investments.

•

Lower Middle Market, above, is comprised of debt investments in the Healthcare Services—Other, Internet Consumer & Business Services, Diversified Financial Services, Sustainable and Renewable Technology, and Software industries in the Consolidated Schedule of Investments.

(2)	The weighted averages are calculated based on the fair market value of each investment.

(3)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

Investment Type - Level Three Debt Investments	Fair Value at December 31, 2017 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input (1)	Range	Weighted Average (2)
Pharmaceuticals	$44,301	Originated Within 6 Months	Origination Yield	10.71% - 12.61%	11.89%
	379,841	Market Comparable Companies	Hypothetical Market Yield	10.14% - 16.14%	12.94%
			Premium/(Discount)	(0.25%) - 0.75%
	2,257	Liquidation (3)	Probability weighting of alternative outcomes	100.00%
Technology	158,916	Originated Within 6 Months	Origination Yield	9.4% - 25.11%	11.68%
	290,561	Market Comparable Companies	Hypothetical Market Yield	9.47% - 19.21%	13.55%
			Premium/(Discount)	(0.25%) - 1.00%
	22,020	Liquidation (3)	Probability weighting of alternative outcomes	5.00% - 100.00%
Sustainable and Renewable	33,020	Originated Within 6 Months	Origination Yield	11.97% - 20.06%	15.31%
Technology	49,647	Market Comparable Companies	Hypothetical Market Yield	11.15% - 14.16%	12.13%
			Premium/(Discount)	0.00% - 0.25%
Medical Devices	17,013	Originated Within 6 Months	Origination Yield	13.49%	13.49%
	89,869	Market Comparable Companies	Hypothetical Market Yield	9.66% - 17.57%	12.28%
			Premium/(Discount)	0.00% - 0.50%
Lower Middle Market	97,291	Originated Within 6 Months	Origination Yield	8.29% - 12.68%	12.01%
	19,219	Liquidation (3)	Probability weighting of alternative outcomes	10.00% - 100.00%

		Debt Investments Where Fair Value Approximates Cost
	35,517	Imminent Payoffs (4)
	176,512	Debt Investments Maturing in Less than One Year

	$1,415,984	Total Level Three Debt Investments

(1)

The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums/(discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries noted above as follows:

•

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery and Biotechnology Tools industries in the Consolidated Schedule of Investments.

•

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Consumer and Business Products, Information Services, and Communications and Networking industries in the Consolidated Schedule of Investments.

•	Sustainable and Renewable Technology, above, aligns with the Sustainable and Renewable Technology Industry in the Consolidated Schedule of Investments.

•	Medical Devices, above, is comprised of debt investments in the Surgical Devices and Medical Devices and Equipment industries in the Consolidated Schedule of Investments.

•

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services—Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

(2)	The weighted averages are calculated based on the fair market value of each investment.

(3)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

(4)	Imminent payoffs represent debt investments that the Company expects to be fully repaid within the next three months, prior to their scheduled maturity date.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at December 31, 2018 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(1)	Range	Weighted Average(6)
Equity Investments	$34,204	Market Comparable Companies	EBITDA Multiple(2)	6.3x - 14.7x	8.4x
			Revenue Multiple(2)	0.4x - 11.8x	3.9x
			Discount for Lack of Marketability(3)	12.53% - 22.68%	15.79%
			Average Industry Volatility(4)	40.19% - 88.21%	60.37%
			Risk-Free Interest Rate	2.61%	2.61%
			Estimated Time to Exit (in months)	10 - 14	12

	16,040	Market Adjusted OPM Backsolve	Market Equity Adjustment(5)	(95.22%) - 12.81%	(3.45%)
			Average Industry Volatility(4)	34.1% - 100.56%	76.79%
			Risk-Free Interest Rate	1.00% - 2.84%	2.16%
			Estimated Time to Exit (in months)	10 - 43	16

	3,115	Liquidation	EBITDA Multiple(2)	11.3x	11.3x

			Revenue Multiple(2)	1.5x - 1.7x	1.6x

	39,507	Other(7)

Warrant Investments	11,267	Market Comparable Companies	EBITDA Multiple(2)	6.3x - 13.8x	9.3x
			Revenue Multiple(2)	0.2x - 7.7x	4.0x
			Discount for Lack of Marketability(3)	12.53% - 32.2%	17.14%
			Average Industry Volatility(4)	33.76% - 100.71%	63.71%
			Risk-Free Interest Rate	2.46% - 2.63%	2.59%
			Estimated Time to Exit (in months)	10 - 48	14

	4,243	Market Adjusted OPM Backsolve	Market Equity Adjustment(5)	(69.28%) - 22.02%	(7.75%)
			Average Industry Volatility(4)	34.1% - 109.24%	74.15%
			Risk-Free Interest Rate	1.04% - 2.97%	2.27%
			Estimated Time to Exit (in months)	4 - 47	23

	7,163	Other(7)

Total Level Three Warrant and Equity Investments	$115,539

(1)

The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples, market equity adjustment factors, and discounts for lack of marketability. Additional inputs used in the OPM include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.

(2)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(3)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(4)	Represents the range of industry volatility used by market participants when pricing the investment.
(5)	Represents the range of changes in industry valuations since the portfolio company’s last external valuation event.
(6)	Weighted averages are calculated based on the fair market value of each investment.
(7)	The fair market value of these investments is derived based on recent private market and merger and acquisition transaction prices.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at December 31, 2017 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(1)	Range	Weighted Average(6)
Equity Investments	$7,684	Market Comparable Companies	EBITDA Multiple(2)	5.1x - 40.2x	13.2x
			Revenue Multiple(2)	0.5x - 6.2x	2.9x
			Discount for Lack of Marketability(3)	7.49% - 12.97%	8.77%
			Average Industry Volatility(4)	27.8% - 77.3%	53.35%
			Risk-Free Interest Rate	1.40% - 1.90%	1.47%
			Estimated Time to Exit (in months)	3 - 10	5

	19,323	Market Adjusted OPM Backsolve	Market Equity Adjustment(5)	(16.43%) - 29.4%	11.79%
			Average Industry Volatility(4)	33.17% - 78.77%	68.99%
			Risk-Free Interest Rate	0.84% - 1.51%	1.42%
			Estimated Time to Exit (in months)	5 - 26	13
	39,529	Other(7)

Warrant Investments	19,310	Market Comparable Companies	EBITDA Multiple(2)	5x - 40.2x	14.6x
			Revenue Multiple(2)	0.5x - 6.4x	2.6x
			Discount for Lack of Marketability(3)	5.16% - 27.41%	13.57%
			Average Industry Volatility(4)	27.8% - 102.77%	55.15%
			Risk-Free Interest Rate	1.31% - 2.09%	1.66%
			Estimated Time to Exit (in months)	2 - 48	13

	6,713	Market Adjusted OPM Backsolve	Market Equity Adjustment(5)	(68.52%) - 154.5%	11.76%
			Average Industry Volatility(4)	33.17% - 110.32%	66.97%
			Risk-Free Interest Rate	0.96% - 2.09%	1.59%
			Estimated Time to Exit (in months)	5 - 48	20
	5,182	Other(7)

Total Level Three Warrant and Equity Investments	$97,741

(1)

The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples, market equity adjustment factors, and discounts for lack of marketability. Additional inputs used in the OPM include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.

(2)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(3)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(4)	Represents the range of industry volatility used by market participants when pricing the investment.
(5)	Represents the range of changes in industry valuations since the portfolio company’s last external valuation event.
(6)	Weighted averages are calculated based on the fair market value of each investment.
(7)	The fair market value of these investments is derived based on recent private market and merger and acquisition transaction prices.

Debt Investments

The Company follows the guidance set forth in ASC Topic 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy, which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged. In addition, the Company may, from time to time, invest in public debt of companies that meet the Company’s investment objectives. These investments are considered Level 2 assets.

In making a good faith determination of the value of the Company’s investments, the Company generally starts with the cost basis of the investment, which includes the value attributed to the original issue discount (“OID”), if any, and payment-in-kind (“PIK”) interest or other receivables which have been accrued as earned. The Company then applies the valuation methods as set forth below.

The Company applies a procedure for debt investments that assumes the sale of each investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. The Company determines the yield at inception for each debt investment. The Company then uses senior secured, leveraged loan yields provided by third party providers to determine the change in market yields between inception of the debt investment and the measurement date. Industry specific indices and other relevant market data are used to benchmark and assess market-based movements.

Under this process, the Company also evaluates the collateral for recoverability of the debt investments. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a credit adjusted hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes an analysis of, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Company values its syndicated debt investments using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a debt investment is doubtful or, if under the in-exchange premise, when the value of a debt investment is less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or, if under the in-exchange premise, the value of a debt investment is greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investments from recordation of the warrant or other equity instruments is accreted into interest income over the life of the debt investment.

Debt investments that are traded on a public exchange are valued at the prevailing market price as of the valuation date.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Company has a limited amount of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

The Company estimates the fair value of warrants using a Black Scholes OPM. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Escrow Receivables

Escrow receivables are collected in accordance with the terms and conditions of the escrow agreement. Escrow balances are typically distributed over a period greater than one year and may accrue interest during the escrow period. Escrow balances are measured for collectability on at least a quarterly basis and fair value is determined based on the amount of the estimated recoverable balances and the contractual maturity date. As of December 31, 2018 there were no material past due escrow receivables.

Portfolio Composition

As required by the 1940 Act, the Company classifies its investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “control.” Under the 1940 Act, the Company is generally deemed to “control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of the Company, as defined in the 1940 Act, which are not control investments. The Company is deemed to be an “affiliate” of a company in which it has invested if it owns 5% or more, but generally less than 25%, of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes the Company’s realized gains and losses and changes in unrealized appreciation and depreciation on control and affiliate investments for the years ended December 31, 2018, 2017, and 2016.

(in thousands)			Year Ended December 31, 2018
Portfolio Company	Type	Fair Value at December 31, 2018	Interest Income	Fee Income	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/ (Loss)
Control Investments
Achilles Technology Management Co II, Inc.	Control	$—	$—	$—	$2,858	$(2,900)
Gibraltar Business Capital, LLC	Control	39,491	1,508	5	(3,244)	—
Second Time Around (Simplify Holdings, LLC)	Control	—	—	—	1,781	(1,743)
Tectura Corporation	Control	18,128	1,883	—	(2,617)	335

Total Control Investments		$57,619	$3,391	$5	$(1,222)	$(4,308)

Affiliate Investments
Optiscan BioMedical, Corp.	Affiliate	$6,977	$—	$—	$65	$(680)
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)	Affiliate	14,519	2,058	336	(8,285)	—
Stion Corporation	Affiliate	—	—	—	1,378	(1,378)

Total Affiliate Investments		$21,496	$2,058	$336	$(6,842)	$(2,058)

Total Control & Affiliate Investments		$79,115	$5,449	$341	$(8,064)	$(6,366)

(in thousands)			Year Ended December 31, 2017
Portfolio Company	Type	Fair Value at December 31, 2017	Interest Income	Fee Income	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/ (Loss)
Control Investments
Achilles Technology Management Co II, Inc.	Control	$242	$144	$11	$(2,254)	$(486)
HercGamma, Inc.	Control	—	—	—	—	(487)
SkyCross, Inc.	Control	—	—	—	17,294	(15,452)
Tectura Corporation	Control	19,219	1,827	—	(1,028)	(51)
Second Time Around (Simplify Holdings, LLC)	Control	—	—	—	140	—

Total Control Investments		$19,461	$1,971	$11	$14,152	$(16,476)

Affiliate Investments
Optiscan BioMedical, Corp.	Affiliate	$6,291	$—	$—	$1,419	$—
Stion Corporation	Affiliate	—	2	—	—	—
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)	Affiliate	25,004	799	43	(50,102)	—

Total Affiliate Investments		$31,295	$801	$43	$(48,683)	$—

Total Control & Affiliate Investments		$50,756	$2,772	$54	$(34,531)	$(16,476)

(in thousands)			Year Ended December 31, 2016
Portfolio Company	Type	Fair Value at December 31, 2016	Interest Income	Fee Income	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/ (Loss)
Control Investments
SkyCross, Inc.	Control	$—	$—	$—	$(3,421)	$—
Achilles Technology Management Co II, Inc.	Control	4,700	78	6	(604)	—

Total Control Investments		$4,700	$78	$6	$(4,025)	$—

Affiliate Investments
Optiscan BioMedical, Corp.	Affiliate	$4,699	$12	$—	$(3,409)	$—
Stion Corporation	Affiliate	333	148	—	1,187	—

Total Affiliate Investments		$5,032	$160	$—	$(2,222)	$—

Total Control & Affiliate Investments		$9,732	$238	$6	$(6,247)	$—

In March 2018, the Company acquired 100% ownership in Gibraltar Business Capital LLC and classified it as a control investment in accordance with the requirements of the 1940 Act. Gibraltar Business Capital LLC is focused on providing asset-based and other secured financing solutions.

In July 2017, the Company acquired the primary assets of Second Time Around (Simplify Holdings, LLC) as part of an article 9 consensual foreclosure and public auction. These assets represent the remaining possible recovery on the Company’s debt and as such this investment became classified as a control investment as of September 30, 2017. In February 2018, all material recoveries had been made and subsequently the Company’s investments were deemed wholly worthless and written off for a realized loss.

In April 2017, the Company’s investment in Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.) became classified as a control investment as a result of obtaining more than 25% of the portfolio company’s voting securities. In April 2017, under Section 363 of the Bankruptcy Code, Sungevity, Inc. entered into a $50.0 million asset purchase agreement and DIP financing facility with a group of investors, led by Northern Pacific Group and including the Company. On April 7, 2017, the U.S. Bankruptcy Court approved the DIP financing facility and on

April 17, 2017, the U.S. Bankruptcy Court approved the asset purchase agreement. On April 26, 2017, Solar Spectrum Holdings LLC, a new company backed by the investment group, announced that it had acquired certain assets of Sungevity, Inc. as part of the bankruptcy court-approved sale. As a result, the cost basis of the Company’s debt investment in Sungevity, Inc. was converted to an equity position in Solar Spectrum Holdings LLC and the Company’s warrant and equity positions in Sungevity, Inc. were written off for a realized loss.

In August 2017, the Company’s ownership in Solar Spectrum Holdings LLC was diluted below 25% as a result of additional equity contributions by other investors to fund the acquisition of Horizon Solar Power, Inc. by Solar Spectrum Holdings LLC. The Company made a $15.0 million debt investment to fund the acquisition. Accordingly, the Company’s equity and new debt investment in Solar Spectrum Holdings LLC became classified as affiliate investments as of September 30, 2017.

In January 2017, the Company’s investment in Tectura Corporation became classified as a control investment as a result of obtaining more than 50% representation on the portfolio company’s board. In March 2017, the Company’s warrants in Tectura Corporation expired and were written off for a realized loss. In May 2018, the Company purchased common shares, thereby obtaining greater than 25% of voting securities of Tectura.

In June 2016, the Company acquired 100% ownership of the equity of Achilles Technology Management Co II, Inc. and classified it as a control investment in accordance with the requirements of the 1940 Act. In August 2017, the Company’s debt investment in Achilles Technology Management II, Inc. was fully repaid by net proceeds from sales of the portfolio company’s assets. In addition, the Company’s equity investment in Achilles Technology Management II, Inc. was reduced by $900,000 in lieu of a success fee on the repayment of our debt investment. In May 2018, the Company received $375,000 as part of a legal settlement and the remaining equity investment in Achilles Technology Management II, Inc. was deemed wholly worthless and written off for realized loss.

The following table shows the fair value of the Company’s portfolio of investments by asset class as of December 31, 2018 and December 31, 2017:

	December 31, 2018		December 31, 2017
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Debt with Warrants	$716,505	38.1%	$880,115	57.1%
Senior Secured Debt	1,029,255	54.8%	572,738	37.1%
Unsecured Debt	14,401	0.8%	—	—
Preferred Stock	68,625	3.6%	40,683	2.6%
Common Stock	51,587	2.7%	48,678	3.2%

Total	$1,880,373	100.0%	$1,542,214	100.0%

The increase in senior secured debt and the decrease in senior secured debt with warrants during the period is primarily due to an increase in new debt investments that do not include detachable equity enhancement features.

A summary of the Company’s investment portfolio, at value, by geographic location as of December 31, 2018 and December 31, 2017 is shown as follows:

	December 31, 2018		December 31, 2017
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$1,668,027	88.8%	$1,404,235	91.1%
United Kingdom	89,016	4.7%	91,105	5.9%
Australia	35,190	1.9%	—	0.0%
Netherlands	35,854	1.9%	20,783	1.3%
Ireland	24,750	1.3%	—	0.0%
Cayman Islands	19,650	1.0%	14,954	1.0%
Sweden	5,556	0.3%	—	0.0%
Switzerland	1,471	0.1%	10,581	0.7%
Canada	859	0.0%	556	0.0%

Total	$1,880,373	100.0%	$1,542,214	100.0%

The following table shows the fair value of the Company’s portfolio by industry sector at December 31, 2018 and December 31, 2017:

	December 31, 2018		December 31, 2017
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Software	$548,952	29.2%	$360,123	23.4%
Drug Discovery & Development	539,977	28.7%	369,173	23.9%
Internet Consumer & Business Services	329,512	17.5%	154,909	10.0%
Medical Devices & Equipment	121,420	6.5%	94,595	6.1%
Sustainable and Renewable Technology	110,303	5.9%	118,432	7.7%
Healthcare Services, Other	60,142	3.2%	72,337	4.7%
Drug Delivery	40,519	2.2%	91,214	5.9%
Diversified Financial Services	39,491	2.1%	—	0.0%
Information Services	30,940	1.6%	24,618	1.6%
Media/Content/Info	21,666	1.2%	152,998	9.9%
Electronics & Computer Hardware	15,763	0.8%	9,982	0.6%
Biotechnology Tools	6,279	0.3%	5,604	0.4%
Consumer & Business Products	6,179	0.3%	19,792	1.3%
Communications & Networking	4,871	0.3%	6,649	0.4%
Surgical Devices	3,088	0.2%	13,161	0.9%
Semiconductors	899	0.0%	10,406	0.7%
Diagnostic	348	0.0%	720	0.1%
Specialty Pharmaceuticals	24	0.0%	37,501	2.4%

Total	$1,880,373	100.0%	$1,542,214	100.0%

No single portfolio investment represents more than 10% of the fair value of the Company’s total investments as of December 31, 2018 or December 31, 2017.

Investment Collateral

In the majority of cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At December 31, 2018, approximately

85.3% of the Company’s debt investments were in a senior secured first lien position, with 48.5% secured by a first priority security in all of the assets of the portfolio company, including its intellectual property and 28.8% secured by a first priority security in all of the assets of the portfolio company and the portfolio company was prohibited from pledging or encumbering its intellectual property, 1.1% of the Company’s debt investments were senior secured by the equipment of the portfolio company and 6.9% of the Company’s debt investments were in a first lien “last-out” senior secured position with security interest in all of the assets of the portfolio company, whereby the “last-out” loans will be subordinated to the “first-out” portion of the unitranche loan in a liquidation, sale or other disposition. Another 13.8% of the Company’s debt investments were secured by a second priority security interest in the portfolio company’s assets, and 0.9% were unsecured.

Cash, Restricted Cash, and Cash Equivalents

Cash and cash equivalents consist solely of funds deposited with financial institutions and short-term liquid investments in money market deposit accounts. Cash and cash equivalents are carried at cost, which approximates fair value. Restricted cash and cash equivalents include amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions.

Other Assets

Other assets generally consist of prepaid expenses, deferred financing costs net of accumulated amortization, fixed assets net of accumulated depreciation, deferred revenues and deposits and other assets, including escrow receivable. The escrow receivable balance as of December 31, 2018 and December 31, 2017 was approximately $972,000 and $752,000, respectively, and was fair valued and held in accordance with ASC Topic 820.

Income Recognition

The Company records interest income on an accrual basis and recognizes it as earned in accordance with the contractual terms of the loan agreement, to the extent that such amounts are expected to be collected. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect that principal, interest, and other obligations due will be collected in full, the Company will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal and interest due has been paid or the Company believes the portfolio company has demonstrated the ability to repay the Company’s current and future contractual obligations. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, the Company may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection.

At December 31, 2018, the Company had two debt investments on non-accrual with a cumulative investment cost of approximately $2.7 million and a fair value of zero. At December 31, 2017, the Company had five debt investments on non-accrual with a cumulative investment cost and fair value of approximately $14.8 million and $340,000, respectively. The decrease in the cumulative cost and fair value of debt investments on non-accrual between December 31, 2018 and December 31, 2017 is the result of the liquidation of two debt investments that were on non-accrual at December 31, 2017, which resulted in a realized loss of approximately $10.3 million, slightly offset by a loan repayment in full from one debt investment.

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by the Company to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered.

Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The Company had approximately $36.3 million of unamortized fees at December 31, 2018, of which approximately $31.1 million was included as an offset to the cost basis of its current debt investments and approximately $5.2 million was deferred contingent upon the occurrence of a funding or milestone. At December 31, 2017, the Company had approximately $33.3 million of unamortized fees, of which approximately $29.3 million was included an offset to the cost basis of the Company’s current debt investments and approximately $4.0 million was deferred contingent upon the occurrence of a funding or milestone.

The Company recognizes nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fee income, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and OID related to early loan pay-off or material modification of the specific debt outstanding. The Company recorded approximately $7.9 million and $8.5 million in one-time fee income during the years ended December 31, 2018 and December 31, 2017, respectively.

In addition, the Company may also be entitled to an exit fee that is amortized into income over the life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. At December 31, 2018, the Company had approximately $25.6 million in exit fees receivable, of which approximately $23.3 million was included as a component of the cost basis of its current debt investments and approximately $2.3 million was deferred related to expired commitments. At December 31, 2017, the Company had approximately $27.5 million in exit fees receivable, of which approximately $23.9 million was included as an offset to the cost basis of the Company’s current debt investments and approximately $3.6 million was deferred related to expired commitments.

The Company has debt investments in its portfolio that contain a PIK provision. Contractual PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on an accrual basis to the extent such amounts are expected to be collected. The Company will generally cease accruing PIK interest if there is insufficient value to support the accrual or management does not expect the portfolio company to be able to pay all principal and interest due. The Company recorded approximately $9.4 million and $10.0 million in PIK income in the years ended December 31, 2018 and 2017, respectively.

To maintain the Company’s ability to be subject to tax as a RIC, PIK and exit fee income generally must be accrued and distributed to stockholders in the form of dividends for U.S. federal income tax purposes even though the cash has not yet been collected. Amounts necessary to pay these distributions may come from available cash or the liquidation of certain investments.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the years ended December 31, 2018 and December 31, 2017.

Equity Offering Expenses

The Company’s offering costs are charged against the proceeds from equity offerings when received.

Stock Based Compensation

The Company has issued and may, from time to time, issue stock options and restricted stock to employees under the 2018 Equity Incentive Plan and the Director Plan. Management follows the guidelines set forth under ASC Topic 718, to account for stock options granted. Under ASC Topic 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Income Taxes

The Company intends to operate so as to qualify to be subject to tax as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income (including gains) distributed as dividends for U.S. federal income tax purposes to stockholders. Taxable income includes the Company’s taxable interest, dividend and fee income, reduced by certain deductions, as well as taxable net realized securities gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as such gains or losses are not included in taxable income until they are realized.

As a RIC, the Company will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Company makes distributions treated as dividends for U.S. federal income tax purposes in a timely manner to its stockholders in respect of each calendar year of an amount at least equal to the Excise Tax Avoidance Requirement. The Company will not be subject to this excise tax on any amount on which the Company incurred U.S. federal corporate income tax (such as the tax imposed on a RIC’s retained net capital gains).

Depending on the level of taxable income earned in a taxable year, the Company may choose to carry over taxable income in excess of current taxable year distributions treated as dividends for U.S. federal income tax purposes from such taxable income into the next taxable year and incur a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of distributions treated as dividends for U.S. federal income tax purposes paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent the Company chooses to carry over taxable income into the next taxable year, distributions declared and paid by the Company in a taxable year may differ from the Company’s taxable income for that taxable year as such distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

The Company intends to distribute 100% of our spillover earnings from ordinary income for the taxable year ended December 31, 2018 to our stockholders during 2019. The Company distributed 100% of our spillover earnings from ordinary income for our taxable year ended December 31, 2017 to our stockholders during 2018.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and net realized securities gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their appropriate tax character. Permanent differences may also result from the change in the classification of certain items, such as the treatment of short-term gains as ordinary income for tax purposes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Also, recent tax legislation requires that income be recognized for tax purposes no later than when recognized for financial reporting purposes.

Earnings Per Share (“EPS”)

Basic EPS is calculated by dividing net earnings applicable to common shareholders by the weighted average number of common shares outstanding. Common shares outstanding includes common stock and restricted stock for which no future service is required as a condition to the delivery of the underlying common stock. Diluted EPS includes the determinants of basic EPS and, in addition, reflects the dilutive effect of the common stock deliverable pursuant to stock options and to restricted stock for which future service is required as a condition to the delivery of the underlying common stock.

Comprehensive Income

The Company reports all changes in comprehensive income in the Consolidated Statement of Operations. The Company did not have other comprehensive income in 2018, 2017, or 2016. The Company’s comprehensive income is equal to its net increase in net assets resulting from operations.

Distributions

Distributions to common stockholders are approved by the Board of Directors on a quarterly basis and the distribution payable is recorded on the ex-dividend date.

The Company maintains an “opt out” dividend reinvestment plan that provides for reinvestment of the Company’s distribution on behalf of the Company’s stockholders, unless a stockholder elects to receive cash. As a result, if the Company declares a distribution, cash distributions will be automatically reinvested in additional shares of its common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash distributions. During 2018, 2017, and 2016, the Company issued 159,560, 163,584, and 144,308 shares, respectively, of common stock to shareholders in connection with the dividend reinvestment plan.

Segments

The Company lends to and invests in portfolio companies in various technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Recent Accounting Pronouncements

In January 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-01, “Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities,” which, among other things, requires that (i) all equity investments, other than equity-method investments, in unconsolidated entities generally be measured at fair value through earnings and (ii) an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, the ASU changes the disclosure requirements for financial instruments. ASU 2016-01 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. The Company has adopted this standard, which did not have a material impact, on its consolidated financial statements and related disclosures for the periods presented.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842),” which, among other things, requires recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous U.S. GAAP. Additionally, the ASU requires the classification of all cash payments on leases within operating activities in the Consolidated Statement of Cash Flows. ASU 2016-02 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2018. Early adoption is permitted. The Company anticipates an increase in the recognition of right-of-use assets and lease liabilities, however, the Company does not believe that ASU 2016-02 will have a material impact on its consolidated financial statements and disclosures.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments,” which addresses eight specific cash flow issues including, among other things, the classification of debt prepayment or debt extinguishment costs. ASU 2016-15 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. The Company has adopted this standard, which did not have a material impact, on its consolidated financial statements and related disclosures for the periods presented.

In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230),” which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017. The Company has adopted this standard, which did not have a material impact, on its consolidated financial statements and related disclosures for the periods presented.

In June 2018, the FASB issued ASU 2018-07, “Compensation—Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting”. This amendment expands the scope of Topic 718, Compensation—Stock Compensation (which currently only includes share-based payments to employees) to include share-based payments issued to nonemployees for goods or services. Consequently, the accounting for share-based payments to nonemployees and employees will be substantially aligned. ASU 2018-07 supersedes Subtopic 505-50, Equity—Equity-Based Payments to Non-Employees and is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2018. The Company does not believe that ASU 2018-07 will have a material impact on its consolidated financial statements and disclosures.

In August 2018, the FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework—Changes to Disclosure Requirements for Fair Value Measurement”, which is intended to improve the effectiveness of fair value measurement disclosures. The amendment, among other things, affects certain disclosure requirements related to transfers between level 1 and level 2 of the fair value hierarchy, and level 3 fair value measurements as they relate to valuation process, unrealized gains and losses, measurement uncertainty, and significant unobservable inputs. The new guidance is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted for any interim or annual period. The Company does not believe that ASU 2018-13 will have a material impact on its consolidated financial statements and disclosures.

In August 2018, the SEC issued Final Rule Release No. 33-10532 - “Disclosure Update and Simplification.” This rule amends various SEC disclosure requirements that have been determined to be redundant, duplicative, overlapping, outdated, or superseded. The changes are generally expected to reduce or eliminate certain disclosures; however, the amendments did expand interim period disclosure requirements related to changes in stockholders’ equity. This final rule is effective on November 5, 2018. The Company has adopted these amendments as currently required and these are reflected in its consolidated financial statements and related disclosures. Certain prior year information has been adjusted to conform with these amendments.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables including escrow receivables, accounts payable and accrued liabilities, approximate the fair values of such items due to the short maturity of such instruments. The borrowings of the Company are recorded at amortized cost and not at fair value on the Consolidated Statement of

Assets and Liabilities. The fair value of the Company’s outstanding borrowings is based on observable market trading prices or quotations and unobservable market rates as applicable for each instrument.

Based on market quotations on or around December 31, 2018, the 2022 Notes, 2027 Asset-Backed Notes, and 2022 Convertible Notes were quoted for 0.976, 1.006 and 0.946 per dollar at par value, respectively. At December 31, 2018, the 2024 Notes, 2025 Notes, and 2033 Notes were trading on the NYSE for $25.28, $24.05 and $23.35 per unit at par value, respectively. The par value at underwriting for the 2024 Notes, 2025 Notes, and 2033 Notes was $25.00 per unit. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of the SBA debentures is approximately $150.4 million, compared to the principal amount of $149.0 million as of December 31, 2018. The fair value of the outstanding borrowings under the Union Bank Facility and the Wells Facility is equal to their principal outstanding balances as of December 31, 2018.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 2.

The following tables provide additional information about the fair value and level in the fair value hierarchy of the Company’s outstanding borrowings at December 31, 2018 and December 31, 2017:

(in thousands) Description	December 31, 2018	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
SBA Debentures	$150,387	$—	$—	$150,387
2022 Notes	146,385	—	146,385	—
2024 Notes	84,445	—	84,445	—
2025 Notes	72,150	—	72,150	—
2033 Notes	37,360	—	37,360	—
2027 Asset-Backed Notes	201,188	—	201,188	—
2022 Convertible Notes	217,672	—	217,672	—
Union Facility	39,849	—	—	39,849
Wells Facility	13,107	—	—	13,107

Total	$962,543	$—	$759,200	$203,343

(in thousands) Description (1)	December 31, 2017	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
SBA Debentures	$198,038	$—	$—	$198,038
2022 Notes	152,091	—	152,091	—
2024 Notes	188,061	—	188,061	—
2021 Asset-Backed Notes (2)	49,199	—	49,199	—
2022 Convertible Notes	236,470	—	236,470	—

Total	$823,859	$—	$625,821	$198,038

(1)	As of December 31, 2017, there were no borrowings outstanding on both the Well Facility and Union Facility.
(2)	The 2021 Asset-Backed Notes were fully repaid as of October 16, 2018.

4. Borrowings

Outstanding Borrowings

At December 31, 2018 and December 31, 2017, the Company had the following available and outstanding borrowings:

	December 31, 2018			December 31, 2017
(in thousands)	Total Available	Principal	Carrying Value(1)	Total Available	Principal	Carrying Value(1)
SBA Debentures(2)	$149,000	$149,000	$147,655	$190,200	$190,200	$188,141
2022 Notes	150,000	150,000	147,990	150,000	150,000	147,572
2024 Notes	83,510	83,510	81,852	183,510	183,510	179,001
2025 Notes	75,000	75,000	72,590	—	—	—
2033 Notes	40,000	40,000	38,427	—	—	—
2021 Asset-Backed Notes(3)	—	—	—	49,153	49,153	48,650
2027 Asset-Backed Notes	200,000	200,000	197,265	—	—	—
2022 Convertible Notes	230,000	230,000	225,051	230,000	230,000	223,488
Wells Facility(4)	75,000	13,107	13,107	120,000	—	—
Union Bank Facility(4)	100,000	39,849	39,849	75,000	—	—

Total	$1,102,510	$980,466	$963,786	$997,863	$802,863	$786,852

(1)

Except for the Wells Facility and Union Bank Facility, all carrying values represent the principal amount outstanding less the remaining unamortized debt issuance costs and unaccreted premium or discount, if any, associated with the loan as of the balance sheet date.

(2)

At December 31, 2018, the total available borrowings under the SBA debentures were $149.0 million all of which were available in HT III. On July 13, 2018, the Company completed repayment of the remaining outstanding HT II debentures and subsequently surrendered the SBA license with respect to HT II. At December 31, 2017, the total available borrowings under the SBA debentures were $190.2 million, of which $41.2 million was available in HT II and $149.0 million was available in HT III.

(3)	The 2021 Asset-Backed Notes were fully repaid as of October 16, 2018.
(4)

Availability subject to us meeting the borrowing base requirements. On July 31, 2018, the Wells Facility was reduced to $75.0 million as we fully repaid the pro-rata portion of outstanding balances of Alostar Bank of Commerce and Everbank Commercial Finance Inc. On May 25, 2018, the Company entered into an amendment to the Union Bank Facility to increase the commitments thereunder from $75.0 million to $100.0 million. See “Note 4 – Borrowings”.

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing and are recognized as prepaid expenses and amortized over the life of the related debt instrument using the effective yield method or the straight-line method, which closely approximates the effective yield method. In accordance with ASC Subtopic 835-30 (“Interest – Imputation of Interest”), debt issuance costs are presented as a reduction to the associated liability balance on the Consolidated Statement of Assets and Liabilities, except for debt issuance costs associated with line-of-credit arrangements. Debt issuance costs, net of accumulated amortization, as of December 31, 2018 and December 31, 2017 were as follows:

(in thousands)	December 31, 2018	December 31, 2017
SBA Debentures	$1,345	$2,059
2022 Notes	1,379	1,633
2024 Notes	1,686	4,591
2025 Notes	2,410	—
2033 Notes	1,573	—
2021 Asset-Backed Notes(1)	—	503
2027 Asset-Backed Notes	2,735	—
2022 Convertible Notes	2,823	3,715
Wells Facility(2)	100	227
Union Bank Facility(2)	165	379

Total	$14,216	$13,107

(1)	The 2021 Asset-Backed Notes were fully repaid as of October 16, 2018.
(2)

As the Wells Facility and Union Bank Facility are line-of-credit arrangements, the debt issuance costs associated with these instruments are presented separately as an asset on the Consolidated Statement of Assets and Liabilities in accordance with ASC Subtopic 835-30.

Long-Term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and was able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. On July 13, 2018, the Company completed repayment of the remaining outstanding HT II debentures and subsequently surrendered the SBA license with respect to HT II. Prior to repayment of debentures and surrender of the license, HT II had paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program in which HT III can borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $74.5 million in HT III as of December 31, 2018, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $149.0 million was outstanding as of December 31, 2018. As of December 31, 2018, HT III has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of December 31, 2018, the Company held investments in HT III in 49 companies with a fair value of approximately $244.4 million, accounting for approximately 13.0% of the Company’s total investment portfolio at December 31, 2018. HT III held approximately $307.5 million in assets and accounted for approximately 14.3% of the Company’s total assets prior to consolidation at December 31, 2018.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through the Company’s wholly-owned subsidiary HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT III is periodically examined and audited by the SBA’s staff to determine its compliance with SBA regulations. If HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT III from making new investments. In addition, HT III may also be limited in its ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT III is the Company’s wholly owned subsidiary. HT III was in compliance with the terms of the SBIC’s leverage as of December 31, 2018 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in March 2009 are set semiannually in March and September and range from 2.25% to 4.62% excluding annual fees. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of September 2010 for HT III, the initial maturity of the SBA debentures will occur in September 2020. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT III debentures that pooled on March 27, 2013 were 0.804%. The annual fees on other debentures have been set at 0.515%. The rates of borrowings on the Company’s outstanding SBA debentures range from 3.05% to 4.37% when including these annual fees.

On July 13, 2018, the Company completed repayment of the remaining outstanding HT II debentures and subsequently surrendered the SBA license with respect to HT II. The average amount of debentures outstanding for the year ended December 31, 2018 for HT III was approximately $149.0 million with an average interest rate of approximately 3.43%.

For the years ended December 31, 2018, 2017 and 2016, the components of interest expense and related fees and cash paid for interest expense for the SBA debentures are as follows:

	Year Ended December 31,
(in thousands)	2018	2017	2016
Interest expense	$6,370	$6,969	$6,988
Amortization of debt issuance cost (loan fees)	714	640	671

Total interest expense and fees	$7,084	$7,609	$7,659

Cash paid for interest expense	$6,942	$6,942	$6,961

At December 31, 2018, with the Company’s net investment of $74.5 million, HT III has the capacity to issue $149.0 million of SBA-guaranteed debentures which is subject to SBA approval. The Company has issued $149.0 million in SBA-guaranteed debentures in the Company’s SBIC subsidiaries.

The Company reported the following SBA debentures outstanding principal balances as of December 31, 2018 and 2017:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	December 31, 2018	December 31, 2017
March 25, 2009	March 1, 2019	5.53%	$—	$18,400
September 23, 2009	September 1, 2019	4.64%	—	3,400
September 22, 2010	September 1, 2020	3.62%	—	6,500
September 22, 2010	September 1, 2020	3.50%	10,000	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$149,000	$190,200

(1)	Interest rate includes annual charge.

2019 Notes

In April and July 2012, the Company issued $84.5 million in aggregate principal amount of 7.00% notes due 2019 (the “April 2019 Notes”). In September and October 2012, the Company issued $85.9 million in aggregate principal amount of 7.00% notes due 2019 (the “September 2019 Notes”). The April 2019 Notes and September 2019 Notes are together referred to as the “2019 Notes.”

In April 2015, the Company redeemed $20.0 million of the $84.5 million issued and outstanding aggregate principal amount of April 2019 Notes, as previously approved by the Board of Directors. In December 2015, the Company redeemed $40.0 million of the $85.9 million issued and outstanding aggregate principal amount of September 2019 Notes, as previously approved by the Board of Directors. The remaining 2019 Notes were fully redeemed on February 24, 2017.

For the years ended December 31, 2018, 2017 and 2016, the components of interest expense and related fees and cash paid for interest expense for the 2019 Notes are as follows:

	Year Ended December 31,
(in thousands)	2018	2017	2016
Interest expense	$—	$1,159	$7,725
Amortization of debt issuance cost (loan fees)	—	1,546	639

Total interest expense and fees	$—	$2,705	$8,364

Cash paid for interest expense	$—	$1,911	$7,726

2022 Notes

On October 23, 2017, the Company issued $150.0 million in aggregate principal amount of the 2022 Notes. The 2022 Notes were issued pursuant to the Fourth Supplemental Indenture to the Base Indenture, dated October 23, 2017 (the “2022 Notes Indenture”), between the Company and U.S. Bank, National Association, as trustee (the “2022 Trustee”). The sale of the 2022 Notes generated net proceeds of approximately $147.4 million, including a public offering discount of $826,500. Aggregate estimated offering expenses in connection with the transaction, including the underwriter’s discounts and commissions of approximately $975,000, were approximately $1.8 million.

The 2022 Notes mature on October 23, 2022, unless previously repurchased in accordance with their terms. The 2022 Notes bear interest at a rate of 4.625% per year payable semiannually in arrears on April 23 and October 23 of each year, commencing on April 23, 2018.

The 2022 Notes are unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated, or junior, in right of payment to the 2022 Notes. The 2022 Notes are not guaranteed by any of the Company’s current or future subsidiaries. The 2022 Notes rank pari passu, or equally, in right of payment with all of the Company’s existing and future liabilities that are not so subordinated, or junior. The 2022 Notes effectively rank subordinated, or junior, to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The 2022 Notes rank structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by subsidiaries, financing vehicles or similar facilities of the Company.

The Company may redeem some or all of the 2022 Notes at any time, or from time to time, at the redemption price set forth under the terms of the indenture after September 23, 2022. No sinking fund is provided for the 2022 Notes. The 2022 Notes were issued in denominations of $2,000 and integral multiples of $1,000 thereof. As of December 31, 2018, the Company was in compliance with the terms of the 2022 Notes Indenture.

As of December 31, 2018 and December 31, 2017, the components of the carrying value of the 2022 Notes were as follows:

(in thousands)	December 31, 2018	December 31, 2017
Principal amount of debt	$150,000	$150,000
Unamortized debt issuance cost	(1,379)	(1,633)
Original issue discount, net of accretion	(631)	(795)

Carrying value of 2022 Notes	$147,990	$147,572

For the years ended December 31, 2018, 2017 and 2016, the components of interest expense and related fees and cash paid for interest expense for the 2022 Notes are as follows:

	Year Ended December 31,
(in thousands)	2018	2017	2016
Interest expense	$6,938	$1,305	$—
Amortization of debt issuance cost (loan fees)	351	49	—
Accretion of original issue discount	165	31	—

Total interest expense and fees	$7,454	$1,385	$—

Cash paid for interest expense	$6,938	$—	$—

2024 Notes

On July 14, 2014, the Company and U.S. Bank, N.A. (the “2024 Trustee”), entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Base Indenture between the Company and the 2024 Trustee, dated July 14, 2014, relating to the Company’s issuance, offer and sale of $100.0 million aggregate principal amount the 2024 Notes. On August 6, 2014, the underwriters issued notification to exercise their over-allotment option for an additional $3.0 million in aggregate principal amount of the 2024 Notes.

On May 2, 2016, the Company closed an underwritten public offering of an additional $72.9 million in aggregate principal amount of the 2024 Notes. The $72.9 million in aggregate principal amount includes $65.4 million from the initial offering on April 21, 2016 and $7.5 million as a result of underwriters exercising a portion of their option to purchase up to an additional $9.8 million in aggregate principal to cover overallotments on April 29, 2016.

On June 27, 2016, the Company closed an underwritten public offering of an additional $60.0 million in aggregate principal amount of the 2024 Notes. On June 30, 2016, the underwriters exercised their option to purchase up to an additional $9.0 million in aggregate principal to cover overallotments, resulting in total aggregate principal of $69.0 million from the offering.

On October 11, 2016, the Company entered into a debt distribution agreement, pursuant to which it may offer for sale, from time to time, up to $150.0 million in aggregate principal amount of 2024 Notes through FBR Capital Markets & Co. acting as its sales agent (the “2024 Notes Agent”). Sales of the 2024 Notes may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE, or similar securities exchange or sales made through a market maker other than on an exchange at prices related to prevailing market prices or at negotiated prices.

The 2024 Notes Agent receives a commission from the Company equal to up to 2.00% of the gross sales of any 2024 Notes sold through the 2024 Notes Agent under the debt distribution agreement. The 2024 Notes Agent is not required to sell any specific principal amount of the 2024 Notes, but will use its commercially reasonable efforts consistent with its sales and trading practices to sell the 2024 Notes. The 2024 Notes are expected to trade “flat,” which means that purchasers in the secondary market will not pay, and sellers will not receive, any accrued and unpaid interest on the 2024 Notes that is not reflected in the trading price.

During the year ended December 31, 2018, the Company did not sell any notes under the debt distribution agreement. During the year ended December 31, 2017, the Company sold 225,457 notes for approximately $5.6 million in aggregate principal amount. As of December 31, 2018, approximately $136.4 million in aggregate principal amount remains available for issuance and sale under the debt distribution agreement.

All issuances of 2024 Notes rank equally in right of payment and form a single series of notes.

The 2024 Notes will mature on July 30, 2024 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after July 30, 2017, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2024 Notes bear interest at a rate of 6.25% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2014, and trade on the NYSE under the trading symbol “HTGX.”

The 2024 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2024 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to comply with the restrictions on dividends and other distributions as well as the purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Third Supplemental Indenture. The Base Indenture, as supplemented by the Third Supplemental Indenture, also contains certain reporting requirements, including a requirement that the Company provide financial information to the holders of the 2024 Notes and the 2024 Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act of 1934, as amended (the “Exchange Act”). The Base Indenture provides for customary events of default and further provides that the 2024 Trustee or the holders of 25% in aggregate principal amount of the outstanding 2024 Notes in a series may declare such 2024 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. As of December 31, 2018, the Company was in compliance with the terms of the Base Indenture as supplemented by the Third Supplemental Indenture.

On October 24, 2017, the Board of Directors approved a redemption of $75.0 million of outstanding aggregate principal amount of the 2024 Notes, which were redeemed on November 23, 2017. On February 9, 2018, the Board of Directors approved a redemption of $100.0 million of outstanding aggregate principal amount of the 2024 Notes and notice for such redemption was provided. The Company redeemed this portion of the 2024 Notes on April 2, 2018. Further, on December 7, 2018, our Board of Directors approved a full redemption, in two equal transactions, of $83.5 million of the outstanding aggregate principal amount of the 2024 Notes. The 2024 Notes were fully redeemed on January 14, 2019 and February 4, 2019. See “Note 14—Subsequent Events.”

As of December 31, 2018 and December 31, 2017, the components of the carrying value of the 2024 Notes were as follows:

(in thousands)	December 31, 2018	December 31, 2017
Principal amount of debt	$83,510	$183,510
Unamortized debt issuance cost	(1,686)	(4,591)
Original issue premium, net of amortization	28	82

Carrying value of 2024 Notes	$81,852	$179,001

For the years ended December 31, 2018, 2017 and 2016, the components of interest expense and related fees and cash paid for interest expense for the 2024 Notes are as follows:

	Year Ended December 31,
(in thousands)	2018	2017	2016
Interest expense	$6,830	$15,610	$11,775
Amortization of debt issuance cost (loan fees)	2,905	3,050	686
Amortization of original issue premium	(54)	(56)	3

Total interest expense and fees	$9,681	$18,604	$12,464

Cash paid for interest expense	$7,858	$16,370	$10,873

2025 Notes

On April 26, 2018, the Company issued $75.0 million in aggregate principal amount of the 2025 Notes. The 2025 Notes were issued pursuant to the 2025 Notes Indenture. The sale of the 2025 Notes generated net proceeds of approximately $72.4 million. Aggregate estimated offering expenses in connection with the transaction, including the underwriter’s discount and commissions were approximately $2.6 million.

The 2025 Notes will mature on April 30, 2025, unless previously repurchased in accordance with their terms. The 2025 Notes bear interest at a rate of 5.25% per year payable quarterly in arrears on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2018 and trade on the NYSE under the symbol “HCXZ.”

The 2025 Notes will be the Company’s direct unsecured obligations and rank pari passu, or equally in right of payment, with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

The Company may redeem some or all of the 2025 Notes at any time, or from time to time, at the redemption price set forth under the terms of the indenture after April 30, 2021. No sinking fund is provided for the 2025 Notes. The 2025 Notes were issued in denominations of $25 and integral multiples of $25 thereof. As of December 31, 2018, the Company was in compliance with the terms of the 2025 Notes Indenture.

As of December 31, 2018 and December 31, 2017, the components of the carrying value of the 2025 Notes were as follows:

(in thousands)	December 31, 2018	December 31, 2017
Principal amount of debt	$75,000	$—
Unamortized debt issuance cost	(2,410)	—

Carrying value of 2025 Notes	$72,590	$—

For the years ended December 31, 2018, 2017 and 2016, the components of interest expense and related fees and cash paid for interest expense for the 2025 Notes are as follows:

	Year Ended December 31,
(in thousands)	2018	2017	2016
Interest expense	$2,680	$—	$—
Amortization of debt issuance cost (loan fees)	221	—	—

Total interest expense and fees	$2,901	$—	$—

Cash paid for interest expense	$2,013	$—	$—

2033 Notes

On September 24, 2018, the Company issued $40.0 million in aggregate principal amount of the 2033 Notes. The 2033 Notes were issued pursuant to the 2033 Notes Indenture. The sale of the 2033 Notes generated net proceeds of approximately $38.4 million. Aggregate estimated offering expenses in connection with the transaction, including the underwriter’s discount and commissions were approximately $1.6 million.

The 2033 Notes will mature on October 30, 2033, unless previously repurchased in accordance with their terms. The 2033 Notes bear interest at a rate of 6.25% per year payable quarterly in arrears on January 30, April 30, July 30 and October 30 of each year, commencing on October 30, 2018 and trade on the NYSE under the symbol “HCXY.”

The 2033 Notes will be the Company’s direct unsecured obligations and rank pari passu, or equally in right of payment, with all outstanding and future unsecured unsubordinated indebtedness issued by the Company.

The Company may redeem some or all of the 2033 Notes at any time, or from time to time, at the redemption price set forth under the terms of the indenture after October 30, 2023. No sinking fund is provided for the 2033 Notes. The 2033 Notes were issued in denominations of $25 and integral multiples of $25 thereof. As of December 31, 2018, the Company was in compliance with the terms of the 2033 Notes Indenture.

As of December 31, 2018 and December 31, 2017, the components of the carrying value of the 2033 Notes were as follows:

(in thousands)	December 31, 2018	December 31, 2017
Principal amount of debt	$40,000	$—
Unamortized debt issuance cost	(1,573)	—

Carrying value of 2033 Notes	$38,427	$—

For the years ended December 31, 2018, 2017 and 2016, the components of interest expense and related fees and cash paid for interest expense for the 2033 Notes are as follows:

	Year Ended December 31,
(in thousands)	2018	2017	2016
Interest expense	$674	$—	$—
Amortization of debt issuance cost (loan fees)	25	—	—

Total interest expense and fees	$699	$—	$—

Cash paid for interest expense	$250	$—	$—

2021 Asset-Backed Notes

On November 13, 2014, the Company completed a $237.4 million term debt securitization in connection with which an affiliate of the Company made an offer of $129.3 million in aggregate principal amount of the 2021 Asset-Backed Notes, which were rated A(sf) by KBRA. The 2021 Asset-Backed Notes were sold by Hercules Capital Funding Trust 2014-1 pursuant to a note purchase agreement, dated as of November 13, 2014, by and among the Company, Hercules Capital Funding 2014-1, LLC as trust depositor (the “2014 Trust Depositor”), Hercules Capital Funding Trust 2014-1 as issuer (the “2014 Securitization Issuer”), and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of the Company’s portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. The securitization has an 18-month reinvestment period during which time principal collections may be reinvested into additional eligible loans. Interest on the 2021 Asset-Backed Notes is paid, to the extent of funds available, at a fixed rate of 3.524% per annum. The 2021 Asset-Backed Notes have a stated maturity of April 16, 2021.

In July 2018, changes in the payment schedule of obligors in the 2021 Asset-Backed Notes collateral pool triggered a rapid amortization event in accordance with the sale and servicing agreement for the 2021 Asset-Backed Notes. Due to this event, the 2021 Asset-Backed Notes were fully repaid as of October 16, 2018. At December 31, 2018, there is no outstanding principal balance for the 2021 Asset-Backed Notes. At December 31, 2017, the 2021 Asset-Backed Notes had an outstanding principal balance of $49.2 million.

For the years ended December 31, 2018, 2017 and 2016, the components of interest expense and related fees and cash paid for interest expense for the 2021 Asset-Backed Notes are as follows:

	Year Ended December 31,
(in thousands)	2018	2017	2016
Interest expense	$689	$2,830	$4,366
Amortization of debt issuance cost (loan fees)	503	731	1,071

Total interest expense and fees	$1,192	$3,561	$5,437

Cash paid for interest expense	$833	$3,036	$4,396

Under the terms of the 2021 Asset-Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2021 Asset-Backed Notes. The Company has segregated these funds and classified them as restricted cash. As the 2021 Asset-Backed Notes were fully repaid as of October 16, 2018, there were no funds segregated as restricted cash related to the 2021 Asset-Backed Notes at December 31, 2018. There was approximately $3.7 million of restricted cash as of December 31, 2017.

2027 Asset-Backed Notes

On November 1, 2018, the Company completed a term debt securitization in connection with which an affiliate of the Company made an offering of $200.0 million in aggregate principal amount of the 2027 Asset-Backed Notes. The 2027 Asset-Backed Notes were rated A(sf) by KBRA.

The 2027 Asset-Backed Notes were issued by the 2018 Securitization Issuer pursuant to a note purchase agreement, dated as of October 25, 2018, by and among the Company, the 2018 Trust Depositor, the 2018 Securitization Issuer, and Guggenheim Securities, LLC, as Initial Purchaser, and are backed by a pool of senior loans made to certain portfolio companies of the Company and secured by certain assets of those portfolio companies and are to be serviced by the Company. The securitization has a reinvestment period with a scheduled termination date of October 20, 2020 during which time principal collections may be reinvested into additional eligible loans. Interest on the 2027 Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 4.605% per annum. The 2027 Asset-Backed Notes have a stated maturity of November 22, 2027.

At December 31, 2018, the 2027 Asset-Backed Notes had an outstanding principal balance of $200.0 million. There is no outstanding principal balance for the 2027 Asset-Backed Notes at December 31, 2017.

For the years ended December 31, 2018, 2017 and 2016, the components of interest expense and related fees and cash paid for interest expense for the 2027 Asset-Backed Notes are as follows:

	Year Ended December 31,
(in thousands)	2018	2017	2016
Interest expense	$1,509	$—	$—
Amortization of debt issuance cost (loan fees)	44	—	—

Total interest expense and fees	$1,553	$—	$—

Cash paid for interest expense	$1,254	$—	$—

Under the terms of the 2027 Asset-Backed Notes, the Company is required to maintain a reserve cash balance, funded through proceeds from the sale of the 2027 Asset-Backed Notes and through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2027 Asset-Backed Notes. The Company has segregated these funds and classified them as restricted cash. There was approximately $11.6 million of restricted cash as of December 31, 2018. There were no funds segregated as restricted cash related to the 2027 Asset-Backed Notes as of December 31, 2017.

Convertible Notes

2016 Convertible Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of 6.00% convertible notes due 2016 (the “2016 Convertible Notes”). The 2016 Convertible Notes were fully settled on or before their contractual maturity date of April 15, 2016.

Prior to the close of business on October 14, 2015, holders were able to convert their 2016 Convertible Notes only under certain circumstances set forth in the indenture governing the 2016 Convertible Notes. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the maturity date, holders were able to convert their 2016 Convertible Notes at any time. Throughout the life of the 2016 Convertible Notes, holders of approximately $74.8 million of the 2016 Convertible Notes exercised their conversion rights. These 2016 Convertible Notes were settled with a combination of cash equal to the outstanding principal amount of the 2016 Convertible Notes and approximately 1.6 million shares of the Company’s common stock, or $24.3 million.

The 2016 Convertible Notes were accounted for in accordance with ASC Subtopic 470-20 (“Debt Instruments with Conversion and Other Options”). In accounting for the 2016 Convertible Notes, the Company estimated at the time of issuance that the values of the debt and the embedded conversion feature of the 2016 Convertible Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the 2016 Convertible Notes was recorded in “capital in excess of par value” in the Consolidated Statement of Assets and Liabilities. As a result, the Company recorded interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 8.1%.

For the years ended December 31, 2018, 2017 and 2016, the components of interest expense, fees and cash paid for interest expense for the 2016 Convertible Notes were as follows:

	Year Ended December 31,
(in thousands)	2018	2017	2016
Interest expense	$—	$—	$352
Amortization of debt issuance cost (loan fees)	—	—	44
Accretion of original issue discount	—	—	82

Total interest expense and fees	$—	$—	$478

Cash paid for interest expense	$—	$—	$440

The estimated effective interest rate of the debt component of the 2016 Convertible Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.1% for the year ended December 31, 2016.

2022 Convertible Notes

On January 25, 2017, the Company issued $230.0 million in aggregate principal amount of the 2022 Convertible Notes, which amount includes the additional $30.0 million aggregate principal amount of 2022 Convertible Notes issued pursuant to the initial purchaser’s exercise in full of its overallotment option. The 2022 Convertible Notes were issued pursuant to an Indenture, dated January 25, 2017 (the “2022 Convertible Notes Indenture”), between the Company and U.S. Bank, National Association, as trustee (the “2022 Trustee”). The sale of the 2022 Convertible Notes generated net proceeds of approximately $225.5 million, including $4.5 million of debt issuance costs.

The 2022 Convertible Notes mature on February 1, 2022, unless previously converted or repurchased in accordance with their terms. The 2022 Convertible Notes bear interest at a rate of 4.375% per year payable semiannually in arrears on February 1 and August 1 of each year, commencing on August 1, 2017.

The 2022 Convertible Notes are unsecured obligations of the Company and rank senior in right of payment to the Company’s future indebtedness that is expressly subordinated in right of payment to the 2022 Convertible Notes; equal in right of payment to the Company’s existing and future indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding August 1, 2021, holders may convert their 2022 Convertible Notes only under certain circumstances set forth in the 2022 Convertible Notes Indenture. On or after August 1, 2021 until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their 2022 Convertible Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate is initially 60.9366 shares of common stock per $1,000 principal amount of 2022 Convertible Notes (equivalent to an initial conversion price of approximately $16.41 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the maturity date, the Company will increase the conversion rate for a holder who elects to convert its 2022 Convertible Notes in connection with such a corporate event in certain circumstances. As of December 31, 2018, the conversion rate was 60.9366 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an adjusted conversion price of approximately $16.41 per share of common stock).

The Company may not redeem the 2022 Convertible Notes at its option prior to maturity. No sinking fund is provided for the 2022 Convertible Notes. In addition, if certain corporate events occur, holders of the 2022 Convertible Notes may require the Company to repurchase for cash all or part of their 2022 Convertible Notes at a repurchase price equal to 100% of the principal amount of the 2022 Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The 2022 Convertible Notes Indenture contains certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the 2022 Convertible Notes and the 2022 Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the 2022 Convertible Notes Indenture. The Company offered and sold the 2022 Convertible Notes to the initial purchaser in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, for resale by the initial purchaser to qualified institutional buyers (as defined in the Securities Act) pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the initial purchaser in connection with the sale of the 2022 Convertible Notes.

The 2022 Convertible Notes are accounted for in accordance with ASC Subtopic 470-20 (“Debt Instruments with Conversion and Other Options”). In accounting for the 2022 Convertible Notes, the Company estimated at the time of issuance that the values of the debt and the embedded conversion feature of the 2022 Convertible Notes were approximately 98.5% and 1.5%, respectively. The original issue discount of 1.5% or $3.4 million, attributable to the conversion feature of the 2022 Convertible Notes was recorded in “capital in excess of par value” in the Consolidated Statement of Assets and Liabilities. As a result, the Company records interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 4.76%.

As of December 31, 2018 and December 31, 2017, the components of the carrying value of the 2022 Convertible Notes were as follows:

(in thousands)	December 31, 2018	December 31, 2017
Principal amount of debt	$230,000	$230,000
Unamortized debt issuance cost	(2,823)	(3,715)
Original issue discount, net of accretion	(2,126)	(2,797)

Carrying value of 2022 Convertible Notes	$225,051	$223,488

For the years ended December 31, 2018, 2017 and 2016, the components of interest expense, fees and cash paid for interest expense for the 2022 Convertible Notes were as follows:

	Year Ended December 31,
(in thousands)	2018	2017	2016
Interest expense	$10,063	$9,392	$—
Amortization of debt issuance cost (loan fees)	892	781	—
Accretion of original issue discount	671	615	—

Total interest expense and fees	$11,626	$10,788	$—

Cash paid for interest expense	$10,062	$5,199	$—

As of December 31, 2018, the Company was in compliance with the terms of the indentures governing the 2022 Convertible Notes.

Credit Facilities

As of December 31, 2018 and December 31, 2017, the Company has two available credit facilities, the Wells Facility and the Union Bank Facility.

Wells Facility

On June 29, 2015, the Company, through a special purpose wholly-owned subsidiary, Hercules Funding II LLC (“Hercules Funding II”), entered into an Amended and Restated Loan and Security Agreement with Wells Fargo Capital Finance, LLC, as a lender and as the arranger and the administrative agent, and the lenders party thereto from time to time.

As of December 31, 2018, the maturity date of the Wells Facility was August 2, 2019, unless terminated sooner in accordance with its terms. On January 11, 2019, the Company entered into the Seventh Amendment to the Wells Facility, which extended the maturity date to January 12, 2023.

Under the Wells Facility, Wells Fargo Capital Finance, LLC made commitments of $75.0 million. Alostar Bank of Commerce made commitments of $20.0 million, and Everbank Commercial Finance Inc. made commitments of $25.0 million. On July 31, 2018, the Company entered into a further amendment to the Wells Facility to extend the maturity date and fully repay the pro-rata portion of outstanding balances of Alostar Bank of Commerce and Everbank Commercial Finance Inc., thereby resigning both as lenders and terminating their commitments thereunder.

The Wells Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the facility; however, there can be no assurances that additional lenders will join the Wells Facility.

Borrowings under the Wells Facility generally bear interest at a rate per annum equal to LIBOR plus 3.25%, and the Wells Facility has an advance rate of 50% against eligible debt investments. The Wells Facility is secured by all of the assets of Hercules Funding II. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. For the years ended December 31, 2018 and 2017, this non-use fee was approximately $397,000 and $604,000, respectively.

The Wells Facility also includes various financial and other covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to Hercules Funding II, including covenants relating to certain changes of control of the Company and Hercules Funding II. Among other things, these covenants also require the Company to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014.

As of December 31, 2018, the minimum tangible net worth covenant has increased to $870.8 million as a result of the public offering of 18.2 million shares of common stock for total gross proceeds of approximately $242.8 million under the Prior Equity Distribution Agreement through February 2017, and the Equity Distribution Agreement for the issuance of 1.6 million shares for gross proceeds of $20.5 million during 2017, and the issuance of 12.0 million shares for gross proceeds of $148.7 million during the year ended December 31, 2018. See “Note 6 – Stockholder’s Equity.”

The Wells Facility provides for customary events of default, including, without limitation, with respect to payment defaults, breach of representations and covenants, certain key person provisions, cross acceleration provisions to certain other debt, lien and judgment limitations, and bankruptcy.

On June 20, 2011 the Company paid $1.1 million in structuring fees in connection with the original Wells Facility. In connection with an amendment to the original Wells Facility in August 2014, and subsequent amendments in December 2015 and July 2018, the Company paid an additional $750,000, $188,000, and $47,000 in structuring fees, respectively. These fees are being amortized through the end of the term of the Wells Facility.

The Company had aggregate draws of $188.5 million on the available facility during the year ended December 31, 2018 offset by repayments of $175.4 million. As of December 31, 2018, the Company has borrowings outstanding of $13.1 million on the facility. There were no borrowings outstanding on the facility at December 31, 2017.

For the years ended December 31, 2018, 2017 and 2016, the components of interest expense and related fees and cash paid for interest expense for the Wells Facility are as follows:

	Year Ended December 31,
(in thousands)	2018	2017	2016
Interest expense	$1,181	$2	$539
Amortization of debt issuance cost (loan fees)	178	324	492

Total interest expense and fees	$1,359	$326	$1,031

Cash paid for interest expense	$1,181	$41	$577

Union Bank Facility

On May 5, 2016, the Company, through a special purpose wholly owned subsidiary, Hercules Funding III LLC (“Hercules Funding III”), as borrower, entered into the Union Bank Facility with Union Bank, as the arranger and administrative agent, and the lenders party to the Union Bank Facility from time to time. The Union Bank Facility replaced the Prior Union Bank Facility. Any references to amounts related to the Union Bank Facility prior to May 5, 2016 were incurred and relate to the Prior Union Bank Facility.

On July 18, 2016, the Company entered into the First Amendment to the Loan and Security Agreement, dated as of May 5, 2016 with Union Bank. The Amendment amends certain definitions relating to borrowings which accrue interest based on the London Interbank Offered Rate (“LIBOR Loans”) and (ii) the method(s) for calculating interest on and the paying of certain fees related to such LIBOR Loans.

The Union Bank Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $200.0 million, funded by additional lenders and with the agreement of Union Bank and subject to other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility to increase available borrowings. Borrowings under the Union Bank Facility generally bear interest at either (i) if such borrowing is a base rate loan, a base rate per annum equal to the federal funds rate plus 1.00%, LIBOR plus 1.00% or Union Bank’s prime rate, in each case, plus a margin of 1.25% or (ii) if such borrowing is a LIBOR loan, a rate per annum equal to LIBOR plus 3.25%, and the Union Bank Facility generally has an advance rate of 50% against eligible debt investments. The Union Bank Facility is secured by all of the assets of Hercules Funding III.

The Company paid a one-time $562,500 structuring fee in connection with the Union Bank Facility. The Union Bank Facility requires payment of a non-use fee during the revolving credit availability period on a scale of 0.25% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. For the years ended December 31, 2018 and 2017, the Company incurred non-use fees under the Union Bank Facility and Prior Union Bank Facility of approximately $298,000 and $380,000, respectively.

The Union Bank Facility also includes various financial and other covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to Hercules Funding III, including covenants relating to certain changes of control of the Company and Hercules Funding III. Among other things, these covenants also require the Company to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014.

On May 25, 2018, the Company entered into the Second Amendment to the Union Bank Facility with Union Bank, as the arranger and administrative agent, and the lenders party thereto from time to time. The amendment amends certain provisions of the Union Bank Facility to increase Union Bank’s commitments thereunder from $75.0 million to $100.0 million.

As of December 31, 2018, the minimum tangible net worth covenant increased to $914.1 million as a result of the public offering of 18.2 million shares of common stock for a total net proceeds of approximately $239.8 million under the Prior Equity Distribution Agreement through February 2017, and the Equity Distribution Agreement for the issuance of 1.6 million shares for net proceeds of $20.0 million during 2017, and the issuance of 12.0 million shares for net proceeds of $144.7 million during the year ended December 31, 2018. See “Note 6 – Stockholder’s Equity.”

The Union Bank Facility provides for customary events of default, including with respect to payment defaults, breach of representations and covenants, servicer defaults, certain key person provisions, cross default provisions to certain other debt, lien and judgment limitations, and bankruptcy.

The Union Bank Facility matures on May 5, 2020, unless terminated sooner in accordance with its terms.

In connection with the Union Bank Facility, the Company and Hercules Funding III also entered into the Sale Agreement, by and among Hercules Funding III, as borrower, the Company, as originator and servicer, and Union Bank, as agent. Under the Sale Agreement, the Company agrees to (i) sell or transfer certain loans to Hercules Funding III under the Union Bank Facility and (ii) act as servicer for the loans sold or transferred.

The Company had aggregate draws of $165.0 million on the available facility during the year ended December 31, 2018, offset by repayments of $125.2 million. As of December 31, 2018, the Company has borrowings outstanding of $39.8 million on the facility. There were no borrowings outstanding on the Facility at December 31, 2017.

For the years ended December 31, 2018, 2017 and 2016, the components of interest expense and related fees and cash paid for interest expense for the previous and current Union Bank Facility are as follows:

	Year Ended December 31,
(in thousands)	2018	2017	2016
Interest expense	$1,667	$—	$189
Amortization of debt issuance cost (loan fees)	338	388	356

Total interest expense and fees	$2,005	$388	$545

Cash paid for interest expense	$1,629	$80	$38

5. Income Taxes

The Company intends to operate so as to qualify to be subject to tax as a RIC under Subchapter M of the Code and, as such, will not be subject to U.S. federal income tax on the portion of taxable income (including gains) distributed as dividends for U.S. federal income tax purposes to stockholders. Taxable income includes the Company’s taxable interest, dividend and fee income, reduced by certain deductions, as well as taxable net realized securities gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as such gains or losses are not included in taxable income until they are realized.

To qualify and be subject to tax as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing dividends of an amount generally at least equal to 90% of its investment company taxable income, as defined by the Code and determined without regard to any deduction for distributions paid, to its stockholders. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividend distributions declared, however, a portion of the total amount of the Company’s distributions for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their appropriate tax character. Permanent differences may also result from the change in the classification of short-term gains as ordinary income for tax purposes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Also, recent tax legislation requires that income be recognized for tax purposes no later than when recognized for financial reporting purposes.

During the year ended December 31, 2018 and 2017, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to accelerated revenue recognition for income tax purposes, respectively, as follows:

	Year Ended December 31,
(in thousands)	2018	2017
Undistributed net investment income (distributions in excess of investment income)	$3,675	$1,347
Accumulated realized gains	9,317	6,916
Additional paid-in capital	(12,992)	(8,263)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long-term capital gains or a combination thereof. The tax character of distributions paid for the year ended December 31, 2018 was ordinary income in the amount of $114.2 million with no distributions made from long-term capital gain. The tax character of distributions paid for the year ended December 31, 2017 was ordinary income in the amount of $89.3 million.

The aggregate gross unrealized appreciation of the Company’s investments over cost for U.S. federal income tax purposes was $39.6 million and $32.5 million as of December 31, 2018 and 2017, respectively. The aggregate gross unrealized depreciation of the Company’s investments under cost for U.S. federal income tax purposes was $158.7 million and $119.7 million as of December 31, 2018 and 2017, respectively. The net unrealized depreciation over cost for U.S. federal income tax purposes was $119.1 million and $87.2 million as December 31, 2018 and 2017, respectively. The aggregate cost of securities for U.S. federal income tax purposes was $2.0 billion and $1.6 billion as of December 31, 2018 and 2017, respectively.

At December 31, 2018 and 2017, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Statements of Assets and Liabilities by temporary book or tax differences primarily arising from the treatment of loan related yield enhancements.

	Year Ended December 31,
(in thousands)	2018	2017
Accumulated Capital Gains	$3,200	$(4,435)
Other Temporary Differences	(6,875)	(563)
Undistributed Ordinary Income	30,669	23,010
Unrealized Depreciation	(119,853)	(85,631)

Components of Distributable Earnings	$(92,859)	$(67,619)

As a RIC, the Company will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Company makes distributions treated as dividends for U.S. federal income tax purposes in a timely manner to its stockholders in respect of each calendar year of an amount at least equal to the Excise Tax Avoidance Requirement. The Company will not be subject to this excise tax on any amount on which the Company incurred U.S. federal corporate income tax (such as the tax imposed on a RIC’s retained net capital gains).

Depending on the level of taxable income earned in a taxable year, the Company may choose to carry over taxable income in excess of current taxable year distributions from such taxable income into the next taxable year and incur a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of distributions paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent the Company chooses to carry over taxable income into the next taxable year, distributions declared and paid by the Company in a taxable year may differ from the Company’s taxable income for that taxable year as such distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

The Company has taxable subsidiaries which hold certain portfolio investments in an effort to limit potential legal liability and/or comply with source-income type requirements contained in the RIC tax provisions of the Code. These taxable subsidiaries are consolidated for U.S. GAAP and the portfolio investments held by the taxable subsidiaries are included in the Company’s consolidated financial statements and are recorded at fair value. These taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities as a result of their ownership of certain portfolio investments. Any income generated by these taxable subsidiaries generally would be subject to tax taxed at normal corporate tax rates based on its taxable income.

For the year ended December 31, 2018, the Company paid approximately $713,000 of income tax and had $345,000 accrued but unpaid income tax as of the balance sheet. For the year ended December 31, 2017, the Company paid approximately $1.1 million of income tax and had no accrued but unpaid tax expense as of the balance sheet date.

The Company evaluates tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold, or uncertain tax positions, would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties, if any, related to unrecognized tax benefits as a component of provision for income taxes.

Based on an analysis of the Company’s tax position, there are no uncertain tax positions that met the recognition or measurement criteria. The Company is currently not undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months. The 2015- 2017 federal tax years for the Company remain subject to examination by the Internal Revenue Service. The 2014-2017 state tax years for the Company remain subject to examination by the state taxing authorities.

6. Stockholders’ Equity

On August 16, 2013, the Company entered into the Prior Equity Distribution Agreement. On March 7, 2016, the Company renewed the Prior Equity Distribution Agreement and on December 21, 2016, the Company further amended the agreement to increase the total shares available under the program. The Prior Equity Distribution Agreement, as amended, provided that the Company may offer and sell up to 12.0 million shares of its common stock from time to time through JMP, as its sales agent.

On September 7, 2017, the Company terminated the Prior Equity Distribution Agreement and entered into the new Equity Distribution Agreement. As a result, the remaining shares that were available under the Prior Equity Distribution agreement are no longer available for issuance. The Equity Distribution Agreement provides that the Company may offer and sell up to 12.0 million shares of its common stock from time to time through JMP, as its sales agent. Sales of the Company’s common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

During the year ended December 31, 2018, the Company sold 5.1 million shares of common stock for total accumulated net proceeds of approximately $63.3 million, including $1.5 of offering expenses under the Equity Distribution Agreement. During the year ended December 31, 2017, the Company sold 4.9 million shares of common stock, of which 3.3 million shares and 1.6 million were issued under the Prior Equity Distribution Agreement and the Equity Distribution Agreement, respectively. During the year ended December 31, 2017, the Company received total accumulated net proceeds of approximately $66.9 million, including $962,000 of offering expenses, from these sales, of which $46.9 million, including offering expenses of $532,000, was received under the Prior Equity Distribution Agreement and $20.0 million, including offering expenses of $430,000, was received under the Equity Distribution Agreement, respectively.

The Company generally uses net proceeds from these offerings to make investments, to repurchase or pay down liabilities and for general corporate purposes. As of December 31, 2018, approximately 5.3 million shares remain available for issuance and sale under the Equity Distribution Agreement.

On June 14, 2018, the Company closed the June 2018 Equity Offering. The offering generated net proceeds, before expenses, of $81.3 million, including the underwriting discount and commissions of $2.6 million.

On December 17, 2018, the Company’s Board of Directors authorized a stock repurchase plan permitting us to repurchase up to $25.0 million of our common stock. We may repurchase shares of our common stock in the open market, including block purchases, at prices that may be above or below the net asset value as reported in the most recently published financial statements, in accordance with the guidelines specified in Rule 10b-18 and Rule 10b5-1 of the Exchange Act. We expect that the share repurchase program will be in effect until June 18, 2019, or until the approved dollar amount has been used to repurchase shares. During the year ended December 31, 2018, we repurchased 376,466 shares of our common stock at an average price per share of $10.77 and a total cost of approximately $4.1 million. As of December 31, 2018, approximately $20.9 million of common stock remains eligible for repurchase under the stock repurchase plan.

The Company has issued stock options for common stock subject to future issuance, of which 481,032 and 590,525 were outstanding at December 31, 2018 and December 31, 2017, respectively.

7. Equity Incentive Plans

The Company and its stockholders authorized and adopted the 2004 Plan for purposes of attracting and retaining the services of its executive officers and key employees.

The Company and its stockholders have authorized and adopted the 2006 Plan for purposes of attracting and retaining the services of its Board of Directors. On June 21, 2017, the 2006 Plan expired in accordance with its terms and no additional awards may be granted under the 2006 Plan.

On June 21, 2007, the stockholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of the Company’s outstanding voting securities.

During 2012, the Compensation Committee adopted a policy that provided for awards with different vesting schedules for short and long-term awards. All restricted stock grants under the 2004 Plan made prior to March 4, 2013 continue to vest on a monthly basis following their one-year anniversary over the succeeding 36 months. Under the 2004 Plan, restricted stock awarded subsequent to March 3, 2013 vests subject to continued employment based on two vesting schedules: short-term awards vest one-half on the one year anniversary of the date of the grant and quarterly over the succeeding 12 months, and long-term awards vest one-fourth on the one year anniversary of the date of grant and quarterly over the succeeding 36 months. No restricted stock was granted pursuant to the 2004 Plan prior to 2009.

On December 29, 2016, the Board of Directors approved an amendment and restatement of the 2004 Plan. The amended plan provides, in addition to the preexisting types of awards available for grant thereunder and among other things, (1) for the grant of restricted stock units; (2) for the deferral of the receipt of the shares of the Company’s common stock underlying vested restricted stock units; (3) that grantees may receive up to 10% of the value of the tentative restricted stock unit grants proposed for any grantee in the form of an option to acquire shares of the Company’s common stock; (4) that awards of restricted stock units may include performance vesting conditions; (5) that awards may require that all or a portion of the shares of the Company’s common stock delivered in respect of any vested restricted stock unit award be subject to a specified post-delivery holding period; and (6) that restricted stock unit awards may accrue distribution equivalents in respect of the Company’s common stock underlying any restricted stock unit award payable in the form of cash or additional shares of the Company’s common stock to the extent, and in respect of, any vested restricted stock units.

On May 2, 2018, the Company granted long-term Retention Performance Stock Unit awards (the “Retention PSUs”) and separate cash bonus awards with similar terms (the “Cash Awards”) to senior personnel under its 2004 Equity Incentive Plan. The awards are designed to provide incentives that increase along with the total shareholder return (“TSR”). On May 2, 2018, the target number of Retention PSUs granted to senior personnel was 1,299,757 in the aggregate and the target amount of the Cash Awards granted to senior personnel was $4.0 million in the aggregate. As of December 31, 2018, there were 1.3 million Retention PSUs outstanding and the target amount of the Cash Awards was $3.0 million in the aggregate.

The Retention PSUs and Cash Awards do not vest until the fourth anniversary “cliff vest” of the grant date (or a change in control of the Company, if earlier) and the Retention PSUs must generally be held and not disposed of until the fifth anniversary of the grant date, except in the event of death, disability or a change in control (the “Performance Period”). No Retention PSUs or Cash Awards will vest if the Company’s TSR relative to certain specified publicly traded business development companies (BDCs) is not at or above the 25th percentile level of such BDCs. 50% of the target Cash Award and target number of Retention PSUs will vest if the Company’s TSR performance relative to such BDCs is at the 25th percentile level. 100% of the target Cash Award and target number of Retention PSUs will vest if the Company’s TSR performance relative to such BDCs is at the 50th percentile level. 200% of the target Cash Award and target number of Retention PSUs will vest if the Company’s TSR performance relative to such BDCs is at the 90th percentile level. If the Company’s TSR performance is between the 25th percentile and the 50th percentile, or between the 50th percentile and the 90th percentile, of such BDCs, the amount of the Cash Awards vested and payable and the number of vested and payable Retention PSUs will be determined by linear interpolation between the foregoing metrics. Dividend equivalents will accrue in respect only of the Retention PSUs in the form of additional Retention PSUs, but will not be paid unless the Retention PSUs to which such dividend equivalents relate actually vest. The Cash Awards are not eligible to accrue dividend equivalents.

The Company follows ASC Topic 718 (“Compensation – Stock Compensation”) to account for the Retention PSUs and Cash Awards granted. Under ASC Topic 718, compensation cost associated with Retention PSUs is measured at the grant date based on the fair value of the award and is recognized over the Performance Period. As the Cash Awards are settled in cash, the award is expensed as a liability, and will be re-measured at each reporting period until the Performance Period is complete. The compensation expense for these awards is based on the per unit grant date valuation using a Monte-Carlo simulation multiplied by the target payout level. The payout level is calculated based the Company’s TSR relative to specified BDCs during the performance period.

As of December 31, 2018, all of Retention PSUs and Cash Awards were unvested and there was approximately $15.2 million of total unrecognized compensation costs related to the Retention PSUs. These costs are expected to be recognized over a weighted average remaining vesting period of 3.34 years. As of December 31, 2018, there was approximately $554,000 of total compensation expense related to the Cash Awards. The accumulated expense related to the Cash Awards is included within the Consolidated Statement of Assets and Liabilities.

On May 13, 2018, the Board of Directors further amended and restated the 2004 Plan and renamed it the Hercules Capital, Inc. Amended and Restated 2018 Equity Incentive Plan. Under the 2004 Plan, prior to the amendment and restatement, the Company was authorized to issue 12.0 million shares of common stock. The 2018 Equity Incentive Plan, among other things, increased the number of shares available for issuance to eligible participants by an additional 6.7 million shares. Unless sooner terminated by the Board, the 2018 Equity Incentive Plan will terminate on the day before the tenth anniversary of the date the 2018 Equity Incentive Plan was initially adopted in 2018 by the Board. On May 13, 2018, the Board of Directors adopted the Director Plan. The Director Plan provides equity compensation in the form of restricted stock to the Company’s non-employee directors. Subject to certain adjustments, the maximum aggregate number of shares of stock that may be authorized for issuance as restricted stock awards granted under the Director Plan is 300,000 shares. Unless sooner terminated by the Board, the Director Plan will terminate on the day before the tenth anniversary of the date the Director Plan was initially adopted in 2018 by the Board. The 2018 Equity Incentive Plan and the Director Plan were each approved by stockholders on June 28, 2018. For further information, please see our Proxy Statement filed with the SEC on May 29, 2018 in connection with our 2018 Annual Meeting of Stockholders.

Additionally, on May 29, 2018, the Company filed an exemptive application with the SEC and an amendment to the application on September 27, 2018, with respect to the 2018 Equity Incentive Plan and the Director Plan for an exemptive order from certain provisions of the 1940 Act. On January 30, 2019, the Company received approval from the SEC on its request for exemptive relief that permits it to issue restricted stock to non-employee directors under the Director Plan and restricted stock and restricted stock units to certain of its employees, officers, and directors (excluding non-employee directors) under the 2018 Equity Incentive Plan. The exemptive order also allows participants in the Director Plan and the 2018 Equity Incentive Plan to (i) elect to have the Company withhold shares of its common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”) and/or (ii) permit the holders of restricted stock to elect to have it withhold shares of its stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual would be able to make a cash payment at the time of option exercise or to pay taxes on restricted stock.

The following table summarizes the common stock options activities for each of the three periods ended December 31, 2018, 2017, and 2016:

	Common Stock Options	Weighted Average Exercise Price
Shares Outstanding at December 31, 2015	622,171	$14.25
Granted	230,000	$12.16
Exercised	(36,500)	$11.05
Forfeited	(82,895)	$13.41
Expired	(64,605)	$15.05

Shares Outstanding at December 31, 2016	668,171	$13.73

Granted	115,000	$14.24
Exercised	(29,921)	$11.31
Forfeited	(39,394)	$13.98
Expired	(123,331)	$15.36

Shares Outstanding at December 31, 2017	590,525	$13.60

Granted	114,000	$12.55
Exercised	(63,769)	$11.05
Forfeited	(53,438)	$13.27
Expired	(106,286)	$15.08

Shares Outstanding at December 31, 2018	481,032	$13.40

Shares Expected to Vest at December 31, 2018	157,516	$13.67

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At December 31, 2018, options for approximately 481,032 shares were outstanding at a weighted average exercise price of approximately $13.40 per share with weighted average of remaining contractual term of 4.79 years and an aggregate intrinsic value of $8,000. At December 31, 2018, options for approximately 323,516 shares were exercisable at a weighted average exercise price of approximately $13.67 per share with weighted average of remaining contractual term of 4.07 years and an aggregate intrinsic value of $7,500.

The Company determined that the fair value of options granted under the Plans during the years ended December 31, 2018, 2017, and 2016 was approximately $57,000, $79,000 and $837,000, respectively. During the years ended December 31, 2018, 2017, and 2016, approximately $54,000, $73,000 and $169,000 of share-based cost due to stock option grants was expensed, respectively. As of December 31, 2018, there was approximately $75,000 of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 2.08 years.

The Company follows ASC Topic 718 (“Compensation—Stock Compensation”) to account for stock options granted. Under ASC Topic 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life. The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for each of the three periods ended December 31, 2018, 2017, and 2016 is as follows:

	Year Ended December 31,
	2018	2017	2016
Expected Volatility	21.19%	23.07%	23.73%
Expected Dividends	10%	10%	10%
Expected term (in years)	4.5	4.5	4.5
Risk-free rate	2.19% - 3.08%	1.57% - 2.20%	0.87% - 1.98%

In 2018, 2017, and 2016, the Company granted approximately 334,995, 10,111 and 555,547 shares, respectively, of restricted stock awards pursuant to the Plans. The Company determined that the fair values, based on grant date close price, of restricted stock awards granted under the Plans during the years ended December 31, 2018, 2017, and 2016 were approximately $4.4 million, $150,000 and $6.7 million. As of December 31, 2018, there was approximately $3.1 million of total unrecognized compensation cost related to restricted stock awards. These costs are expected to be recognized over a weighted average period of 1.97 years.

The following table summarizes the activities for the Company’s unvested restricted stock awards for each of the three periods ended, December 31, 2018, 2017, and 2016:

	Unvested Restricted Stock Awards
	Restricted Stock Awards	Weighted Average Grant Date Fair Value
Unvested at December 31, 2015	850,072	$13.59
Granted	555,547	$12.02
Vested	(569,118)	$13.58
Forfeited	(36,943)	$12.70

Unvested at December 31, 2016	799,558	$12.54
Granted	10,111	$14.83
Vested	(511,749)	$12.69
Forfeited	(36,675)	$11.91

Unvested at December 31, 2017	261,245	$12.43
Granted	334,995	$13.04
Vested	(212,285)	$12.47
Forfeited	(3,085)	$11.70

Unvested at December 31, 2018	380,870	$12.95

In 2018 and 2017, the Company granted approximately 411,689 and 600,461 shares, respectively, of restricted stock units pursuant to the Plans. The Company determined that the fair values, based on grant date close price, of restricted stock units granted under the Plans during the years ended December 31, 2018 and 2017 were approximately $6.8 million and $13.0 million. As of December 31, 2018 there was approximately $6.2 million of total unrecognized compensation cost related to restricted stock units. These costs are expected to be recognized over a weighted average period of 1.61 years.

The following table summarizes the activities for the Company’s unvested restricted stock units for the year ended December 31, 2018 and 2017:

	Unvested Restricted Stock Units
	Restricted Stock Units	Weighted Average Grant Date Fair Value
Unvested at December 31, 2016	—	$—
Granted	600,461	$14.21
Distribution Equivalent Unit Granted	54,674	$13.02
Vested	—	$—
Forfeited	(60,813)	$13.40

Unvested at December 31, 2017	594,322	$12.99
Granted	411,689	$13.04
Distribution Equivalent Unit Granted	103,774	$—
Vested(1)	(362,630)	$14.21
Forfeited	(14,622)	$13.38

Unvested at December 31, 2018	732,533	$13.50

(1)

Pursuant to the December 29, 2016 amendment and restatement of the 2004 plan, receipt of the shares of the Company’s common stock underlying vested restricted stock units will be deferred for 4 years from grant date unless certain conditions are met. As such, vested restricted stock units will not be issued as common stock upon vesting until the completion of the deferral period.

During the years ended December 31, 2018, 2017, and 2016 the Company expensed approximately $8.2 million, $7.2 million and $7.0 million of compensation expense related to restricted stock awards and restricted stock units, respectively.

8. Earnings Per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows:

	Year Ended December 31,
(in thousands, except per share data)	2018	2017	2016
Numerator
Net increase in net assets resulting from operations	$76,496	$78,998	$68,703
Less: Distributions declared-common and restricted shares	(114,728)	(103,087)	(92,333)

Undistributed earnings	(38,232)	(24,089)	(23,630)

Undistributed earnings-common shares	(38,232)	(24,089)	(23,630)
Add: Distributions declared-common shares	114,153	102,516	91,065

Numerator for basic and diluted change in net assets per common share	$75,921	$78,427	$67,435

Denominator
Basic weighted average common shares outstanding	90,929	82,519	73,753
Common shares issuable	128	121	22

Weighted average common shares outstanding assuming dilution	91,057	82,640	73,775

Change in net assets per common share
Basic	$0.83	$0.95	$0.91
Diluted	$0.83	$0.95	$0.91

In the table above, unvested share-based payment awards that have non-forfeitable rights to distributions or distribution equivalents are treated as participating securities for calculating earnings per share. Unvested common stock options and restricted stock units are also considered for the purpose of calculating diluted earnings per share.

For the years ended December 31, 2018 and 2017, the effect of the 2022 Convertible Notes under the treasury stock method were anti-dilutive and, accordingly, were excluded from the calculation of diluted earnings per share. The 2016 Convertible Notes were fully settled on or before their contractual maturity date of April 15, 2016, as such there was no potential additional dilutive effect for the year ended December 31, 2016.

The calculation of change in net assets resulting from operations per common share—assuming dilution, excludes all anti-dilutive shares. For the year ended December 31, 2018, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, consisted of 4.2 million shares of 2022 Convertible Notes, 62,462 shares of unvested common stock options, no shares of unvested restricted stock units and 13,444 shares of unvested Retention PSUs. For the year ended December 31, 2017, the number of anti-dilutive shares consisted of 2.8 million shares of 2022 Convertible Notes, 46,831 shares of unvested common stock options, and no shares of unvested restricted stock units. For the year ended December 31, 2016, the number of anti-dilutive shares related to unvested common stock options was 676,133 shares.

At December 31, 2018 and 2017, the Company was authorized to issue 200.0 million shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

9. Financial Highlights

Following is a schedule of financial highlights for the five years ended December 31, 2018, 2017, 2016, 2015, and 2014:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per share data(1):
Net asset value at beginning of period	$9.96	$9.90	$9.94	$10.18	$10.51
Net investment income	1.20	1.17	1.36	1.06	1.16
Net realized gain (loss) on investments	(0.12)	(0.32)	0.06	0.07	0.32
Net unrealized appreciation (depreciation) on investments	(0.23)	0.11	(0.49)	(0.51)	(0.33)

Total from investment operations	0.85	0.96	0.93	0.62	1.15
Net increase (decrease) in net assets from capital share transactions(1)	0.23	0.26	0.18	0.26	(0.37)
Distributions of net investment income(6)	(1.26)	(1.07)	(1.14)	(1.04)	(1.27)
Distributions of capital gains(6)	—	(0.18)	(0.11)	(0.22)	—
Stock-based compensation expense included in investment income(2)	0.12	0.09	0.10	0.14	0.16

Net asset value at end of period	$9.90	$9.96	$9.90	$9.94	$10.18

Ratios and supplemental data:
Per share market value at end of period	$11.05	$13.12	$14.11	$12.19	$14.88
Total return(3)	(7.56%)	1.47%	26.87%	(9.70%)	(1.75%)
Shares outstanding at end of period	96,501	84,424	79,555	72,118	64,715
Weighted average number of common shares outstanding	90,929	82,519	73,753	69,479	61,862
Net assets at end of period	$955,444	$840,967	$787,944	$717,134	$658,864
Ratio of total expense to average net assets(4)	10.73%	11.37%	11.25%	11.55%	10.97%
Ratio of net investment income before investment gains and losses to average net assets(4)	11.78%	11.61%	13.65%	10.15%	10.94%
Portfolio turnover rate(5)	38.76%	49.03%	36.22%	46.34%	56.15%
Weighted average debt outstanding	$826,931	$784,455	$635,365	$615,198	$535,127
Weighted average debt per common share	$9.09	$9.51	$8.61	$8.85	$8.65

(1)

All per share activity is calculated based on the weighted average shares outstanding for the relevant period, except net increase (decrease) in net assets from capital share transactions, which is based on the common shares outstanding as of the relevant balance sheet date.

(2)

Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC Topic 718, net investment income includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.

(3)

The total return for the years ended December 31, 2018, 2017, 2016, 2015, and 2014 equals the change in the ending market value over the beginning of the period price per share plus distributions paid per share during the period, divided by the beginning price assuming the distribution is reinvested on the date of the distribution. As such, the total return is not annualized. The total return does not reflect any sales load that must be paid by investors.

(4)	The ratios are calculated based on weighted average net assets for the relevant period and are annualized.
(5)

The portfolio turnover rate for the years ended December 31, 2018, 2017, 2016, 2015, and 2014 equals the lesser of investment portfolio purchases or sales during the period, divided by the average investment portfolio value during the period. As such, portfolio turnover rate is not annualized.

(6)	Includes distributions on unvested restricted stock awards.

10. Commitments and Contingencies

The Company’s commitments and contingencies consist primarily of unused commitments to extend credit in the form of loans to the Company’s portfolio companies. A portion of these unfunded contractual commitments as of December 31, 2018 are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Furthermore, the Company’s credit agreements contain customary lending provisions which allow the Company relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the Company. Since a portion of these commitments may expire without being drawn, unfunded contractual commitments do not necessarily represent future cash requirements. As such, the Company’s disclosure of unfunded contractual commitments includes only those which are available at the request of the portfolio company and unencumbered by milestones.

At December 31, 2018, the Company had approximately $139.0 million of unfunded commitments, including undrawn revolving facilities, which were available at the request of the portfolio company and unencumbered by milestones.

The Company also had approximately $55.5 million of non-binding term sheets outstanding at December 31, 2018. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. These non-binding term sheets generally convert to contractual commitments in approximately 90 days from signing. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

The fair value of the Company’s unfunded commitments is considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding, given that interest rates are generally pegged to market indices and given the existence of milestones, conditions and/or obligations imbedded in the borrowing agreements.

As of December 31, 2018, the Company’s unfunded contractual commitments available at the request of the portfolio company, including undrawn revolving facilities, and unencumbered by milestones are as follows:

(in thousands)
Portfolio Company	Unfunded Commitments(1)
Thumbtack, Inc.	$25,000
Couchbase, Inc.	20,000
Impossible Foods, Inc.	20,000
Postmates, Inc.	15,000
Businessolver.com, Inc.	9,563
DocuTAP, Inc.	6,000
Achronix Semiconductor Corporation	5,000
Clarabridge, Inc.	5,000
Evernote Corporation	5,000
PH Group Holdings	5,000
Xometry, Inc.	4,000
Lithium Technologies, Inc.	3,623
Fastly, Inc.	3,333
Intent Media, Inc.	3,000
Emma, Inc.	2,963
Convercent, Inc.	2,500
Credible Behavioral Health, Inc.	2,500
Greenphire, Inc.	500
Insurance Technologies Corporation	500
Salsa Labs, Inc.	500

Total	$138,982

(1)

Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.

Certain premises are leased or licensed under agreements which expire at various dates through June 2027. Total rent expense amounted to approximately $2.1 million, $1.8 million and $1.7 million, during the years ended December 31, 2018, 2017 and 2016, respectively. The Company’s contractual obligations as of December 31, 2018 include:

	Payments due by period (in thousands)
Contractual Obligations(1)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(2)(3)(5)	$980,466	$96,617	$103,599	$465,250	$315,000
Operating Lease Obligations(4)	15,915	3,217	5,766	5,420	1,512

Total	$996,381	$99,834	$109,365	$470,670	$316,512

(1)	Excludes commitments to extend credit to the Company’s portfolio companies.
(2)

Includes $149.0 million in principal outstanding under the SBA debentures, $150.0 million of the 2022 Notes, $83.5 million of the 2024 Notes, 75.0 million of the 2025 Notes, $40.0 million of the 2033 Notes, $230.0 million of the 2022 Convertible Notes, $200.0 million of the 2027 Asset-Backed Notes, $13.1 million under the Wells Facility, and $39.8 million under the Union Credit Facility as of December 31, 2018.

(3)	Amounts represent future principal repayments and not the carrying value of each liability. See Note 4 to the Company’s consolidated financial statements.
(4)	Facility leases and licenses.
(5)	Reflects announced redemption of a portion of the 2024 Notes in December 2018. See “Note 14—Subsequent Events.”

The Company may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, the Company does not expect any current matters will materially affect the Company’s financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on the Company’s financial condition or results of operations in any future reporting period.

11. Indemnification

The Company has entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

The Company and its executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by us to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

12. Concentrations of Credit Risk

The Company’s customers are primarily privately held companies and public companies which are active in the drug discovery & development, software, internet consumer & business services, media/content/info, sustainable and renewable technology, medical devices & equipment, drug delivery, healthcare services, specialty pharmaceuticals, information services, consumer & business products, surgical devices, semiconductors, electronics & computer hardware, communications & networking, biotechnology tools, diversified financial services and diagnostic industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value for companies in these sectors is often vested in intangible assets and intellectual property.

Industry and sector concentrations vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity and warrant or other equity-related interests, can fluctuate materially when a loan is paid off or a related warrant or equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For the years ended December 31, 2018 and December 31, 2017, the Company’s ten largest portfolio companies represented approximately 28.2% and 34.6% of the total fair value of the Company’s investments in portfolio companies, respectively. At both December 31, 2018 and December 31, 2017, the Company had seven portfolio companies that represented 5% or more of the Company’s net assets. At December 31, 2018, the Company had five equity investments representing approximately 53.0% of the total fair value of the Company’s equity investments, and each represented 5% or more of the total fair value of the Company’s equity investments. At December 31, 2017, the Company had nine equity investments which represented approximately 67.1% of the total fair value of the Company’s equity investments, and each represented 5% or more of the total fair value of such investments.

13. Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the last eight quarters ended December 31, 2018. This information was derived from the Company’s unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any further quarter.

	Quarter Ended
(in thousands, except per share data)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018
Total investment income	$48,700	$49,562	$52,602	$56,889
Net investment income	26,063	22,774	29,302	30,590
Net increase (decrease) in net assets resulting from operations	5,946	52,060	35,629	(17,139)
Change in net assets resulting from operations per common share (basic)	$0.07	$0.59	$0.37	$(0.18)

	Quarter Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Total investment income	$46,365	$48,452	$45,865	$50,198
Net investment income	22,678	25,275	23,973	24,518
Net increase (decrease) in net assets resulting from operations	(5,588)	33,149	33,072	18,365
Change in net assets resulting from operations per common share (basic)	$(0.07)	$0.40	$0.40	$0.22

14. Subsequent Events

Distribution Declaration

On February 13, 2019 the Company’s Board of Directors declared a cash distribution of $0.31 per share to be paid on March 11, 2019 to shareholders of record as of March 4, 2019. This distribution represents the Company’s fifty-fourth consecutive distribution since the Company’s IPO, bringing the total cumulative distribution to date to $15.28 per share.

Restricted Stock Unit Grants

On January 31, 2019, the Company granted 922,494 restricted stock units pursuant to the amended 2004 Plan.

ATM Equity Program Issuances

Subsequent to December 31, 2018 and as of February 15, 2019, the Company did not sell any shares of common under the Equity Distribution Agreement with JMP. As of February 15, 2019 approximately 5.3 million shares remain available for issuance and sale under the equity distribution agreement.

Share Repurchase Program

Subsequent to December 31, 2018 and as of February 15, 2019, the Company did not repurchase any shares of its common stock. As of February 15, 2019, approximately $20.9 million of common stock remains eligible for repurchase under the stock repurchase plan.

Redemption of 2024 Notes

On December 7, 2018, the Company’s Board of Directors approved a full redemption, in two equal transactions, of $83.5 million of the outstanding aggregate principal amount of the 2024 Notes. The 2024 Notes were fully redeemed on January 14, 2019 and February 4, 2019.

Wells Fargo Facility

On January 11, 2019, the Company entered into the Seventh Amendment to the Wells Facility. Among others, the Amendment amends certain key provisions of the Wells Facility to increase Wells Fargo Capital Finance’s commitments thereunder from $75.0 million to $125.0 million, reduces the current interest rate to LIBOR plus 3.00% with a natural floor of 3.00%, and extends the maturity date to January 2023.

Union Bank Facility

On February 20, 2019, the Company, through a special purpose wholly-owned subsidiary, Hercules Funding IV LLC, as borrower, entered into the 2019 Union Bank Credit Facility with Union Bank, as the arranger and administrative agent, and the lenders party thereto from time to time. Under the 2019 Union Bank Credit Facility, the lenders have made commitments of $200.0 million and the facility contains an uncommitted accordion feature, in which the Company can increase the credit line up to an aggregate of $300.0 million. Borrowings under the 2019 Union Bank Credit Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.70%, and the facility will generally have an advance rate of 55% against eligible debt investments. The 2019 Union Bank Credit Facility matures on February 20, 2022, plus a 12-month amortization period, unless sooner terminated in accordance with its terms.

Election of Directors

On January 11, 2019, the Board of Directors elected Carol L. Foster as a director of the Company. Ms. Foster will be entitled to the applicable annual retainer and restricted stock awards pursuant to the Company’s director compensation arrangements. Ms. Foster will also be entitled to enter into an indemnification agreement with the Company. Ms. Foster will hold office as a Class I director for a term expiring in 2020 and does not currently serve on any committees of the Company.

On February 4, 2019, the Board of Directors elected Gayle Crowell as our director. Ms. Crowell will be entitled to the applicable annual retainer and restricted stock awards pursuant to our director compensation arrangements. Ms. Crowell will also be entitled to enter into an indemnification agreement with us. Ms. Crowell will hold office as a Class II director for a term expiring in 2021 and does not currently serve on any committees.

2028 Asset-Backed Notes

On January 22, 2019, the Company completed a term debt securitization in connection with which an affiliate of the Company made an offering of $250,000,000 in aggregate principal amount of the 2028 Asset-Backed Notes, which were rated A(sf) KBRA. The Notes were issued by the 2019 Securitization Issuer pursuant to an indenture, dated as of January 22, 2019, by and between U.S. Bank National Association, as indenture trustee, and the 2019 Securitization Issuer, were offered pursuant to a note purchase agreement, dated as of January 14, 2019, by and among the Company, the 2019 Trust Depositor, the 2019 Securitization Issuer, Guggenheim Securities, LLC, as Initial Purchaser, MUFG Securities Americas Inc., as a co-manager, and Wells Fargo Securities, LLC, as a co-manager, and are backed by a pool of senior loans made to certain portfolio companies of the Company and secured by certain assets of those portfolio companies and are to be serviced by the Company. The outstanding principal balance of the pool of loans as of December 31, 2018 was approximately $357,179,128. Interest on the 2028 Asset-Backed Notes will be paid, to the extent of funds available, at a fixed rate of 4.703% per annum. The 2028 Asset-Backed Notes have a stated maturity of February 22, 2028.

Portfolio Company Developments

As of February 15, 2019, we held warrants or equity positions in five companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings. Four companies filed confidentially under the JOBS Act and one company filed a preliminary prospectus in connection with a proposed public offering on the Toronto Stock Exchange (TSX). There can be no assurance that these companies will complete their initial public offerings in a timely manner or at all. In addition, subsequent to December 31, 2018, the Company’s portfolio companies announced or completed the following events:

1.

In December 2018, the Company’s portfolio company, Art.com, Inc., one of the largest online sellers of art and wall décor globally, entered into a definitive agreement to be acquired by Walmart (NYSE: WMT), a multinational retail corporation that operates a chain of hypermarket, discount department stores and grocery stores. The deal was completed in February 2019. Terms of the acquisition were not disclosed.

2.

In January 2018, the Company’s portfolio company, Labcyte, Inc., a global biotechnology tools company developing acoustic liquid handling, was acquired by Beckman Coulter Life Sciences, a developer and manufacturer of products that simplify, automate and innovate complex biomedical testing. Labcyte will transition into Beckman Coulter Life Sciences under the larger Danaher Life Sciences platform of companies. Terms of the acquisition were not disclosed.

3.

In February 2019, the Company’s portfolio company Stealth Bio Therapeutics Corp., (NASDAQ: MITO), a clinical-stage biopharmaceutical company developing therapeutics to treat mitochondrial dysfunction, completed its IPO offering 6.5 million American Depositary Shares, at an initial public offering price of $12.00 per ADS.

4.

In February 2019, the Company’s portfolio company Avedro, Inc. (NASDAQ: AVDR), a leading commercial-stage ophthalmic medical technology company focused on treating corneal ectatic disorders and improving vision to reduce dependency on eyeglasses or contact lenses, completed its IPO offering 5.0 million shares at an initial public offering price of $14.00 per share

Schedule 12-14

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

As of and for the year ended December 31, 2018

(in thousands)

Portfolio Company	Investment(1)	Amount of Interest Credited to Income(2)	Realized Gain (Loss)	As of December 31, 2017 Fair Value	Gross Additions(3)	Gross Reductions(4)	Net Change in Unrealized Appreciation/ (Depreciation)	As of December 31, 2018 Fair Value
Control Investments
Majority Owned Control Investments
Achilles Technology Management Co II, Inc.	Common Stock	$—	$(2,900)	$242	$—	$(3,100)	$2,858	$—
Gibraltar Business Capital, LLC(8)	Unsecured Debt	1,508	—	—	14,729	—	(328)	14,401
	Preferred Stock	—	—	—	26,122	—	(2,720)	23,402
	Common Stock	—	—	—	1,884	—	(196)	1,688

Total Majority Owned Control Investments		$1,508	$(2,900)	$242	$42,735	$(3,100)	$(386)	$39,491
Other Control Investments
Second Time Around (Simplify Holdings, LLC)(7)	Senior Debt	$—	$(1,743)	$—	$—	$(1,781)	$1,781	$—
Tectura Corporation (5)	Senior Debt	1,883	335	19,219	961	(335)	(1,717)	18,128
	Preferred Stock	—	—	—	—	—	—	—
	Common Stock	—	—	—	900	—	(900)	—

Total Other Control Investments		$1,883	$(1,408)	$19,219	$1,861	$(2,116)	$(836)	$18,128

Total Control Investments		$3,391	$(4,308)	$19,461	$44,596	$(5,216)	$(1,222)	$57,619

Affiliate Investments
Optiscan BioMedical, Corp.	Preferred Warrants	$—	$(680)	$86	$—	$(680)	$772	$178
	Preferred Stock	—	—	6,205	1,301	—	(707)	6,799
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)(6)	Senior Debt	2,058	—	13,604	1,800	(4,000)	—	11,404
	Common Stock	—	—	11,400	—	—	(8,285)	3,115
Stion Corporation	Preferred Warrants	—	(1,378)	—	—	(1,378)	1,378	—

Total Affiliate Investments		$2,058	$(2,058)	$31,295	$3,101	$(6,058)	$(6,842)	$21,496

Total Control and Affiliate Investments		$5,449	$(6,366)	$50,756	$47,697	$(11,274)	$(8,064)	$79,115

(1)	Stock and warrants are generally non-income producing and restricted.
(2)	Represents the total amount of interest or dividends credited to income for the period an investment was an affiliate or control investment.
(3)

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities.

(4)

Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include previously recognized depreciation on investments that become control or affiliate investments during the period.

(5)

As of March 31, 2017, the Company’s investment in Tectura Corporation became classified as a control investment as of result of obtaining more than 50% representation on the portfolio company’s board. In May 2018, the Company purchased common shares, thereby obtaining greater than 25% of voting securities of Tectura as of June 30, 2018.

(6)

As of September 30, 2017, the Company’s investment in Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.) became classified as an affiliate investment due to a reduction in equity ownership. Note that this investment was classified as a control investment as of June 30, 2017 after the Company obtained a controlling financial interest.

(7)	As of February 2018, the Company’s investments in Second Time Around (Simplify Holdings, LLC) were deemed wholly worthless and written off for a realized loss.
(8)	As of March 31, 2018, the Company’s investment in Gibraltar Business Capital, LLC became classified as a control investment as a result of obtaining a controlling financial interest.

Schedule 12-14

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

As of and for the year ended December 31, 2018

(in thousands)

Portfolio Company	Industry	Type of Investment (1)	Maturity Date	Interest Rate and Floor	Principal or Shares	Cost	Value(2)
Control Investments
Majority Owned Control Investments
Gibraltar Business Capital, LLC	Diversified Financial Services	Unsecured Debt	March 2023	Interest rate FIXED 14.50%	$15,000	$14,729	$14,401
	Diversified Financial Services	Preferred Stock			10,602,752	26,122	23,402
	Diversified Financial Services	Common Stock			830,000	1,884	1,688
Total Gibraltar Business Capital, LLC						$42,735	$39,491

Total Majority Owned Control Investments (4.13%)*						$42,735	$39,491
Other Control Investments
Tectura Corporation	Internet Consumer & Business Services	Senior Secured Debt	June 2021	Interest rate FIXED 6.00%, PIK Interest 3.00%	$20,924	$20,924	$18,128
	Internet Consumer & Business Services	Senior Secured Debt	June 2021	PIK Interest 8.00%	$10,680	240	—
	Internet Consumer & Business Services	Preferred Series BB Equity			1,000,000	—	—
	Internet Consumer & Business Services	Common Stock			414,994,863	900	—

Total Tectura Corporation						$22,064	$18,128
Total Other Control Investments (1.90%)*						$22,064	$18,128

Total Control Investments (6.03%)*						$64,799	$57,619
Affiliate Investments
Optiscan BioMedical, Corp.	Medical Devices & Equipment	Preferred Series B Equity			61,855	$3,000	$393
	Medical Devices & Equipment	Preferred Series C Equity			19,273	655	111
	Medical Devices & Equipment	Preferred Series D Equity			551,038	5,257	3,524
	Medical Devices & Equipment	Preferred Series E Equity			311,989	2,609	2,771
	Medical Devices & Equipment	Preferred Series E Warrants			74,424	573	178

Total Optiscan BioMedical, Corp.						$12,094	$6,977
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)	Sustainable and Renewable Technology	Senior Secured Debt	August 2019	Interest rate PRIME + 8.70% or Floor rate of 12.95%, 5.00% Exit Fee	$10,000	$10,151	$10,151
	Sustainable and Renewable Technology	Senior Secured Debt	February 2019	PIK Interest 10.00%	$649	650	650
	Sustainable and Renewable Technology	Senior Secured Debt	February 2019	Interest rate PRIME + 10.70% or Floor rate of 15.70%, PIK Interest 2.00%	$603	603	603
	Sustainable and Renewable Technology	Common Stock			380	61,502	3,115
	Sustainable and Renewable Technology	Common Warrants			0.69	—	—

Total Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)						$72,906	$14,519
Total Affiliate Investments (2.25%)*						$85,000	$21,496

Total Control and Affliate Investments (8.28%)*						$149,799	$79,115

*	Value as a percent of net assets
(1)	Stock and warrants are generally non-income producing and restricted.
(2)	All of the Company’s control and affiliate investments are Level 3 investments valued using significant unobservable inputs.

$750,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

This prospectus relates to the offer, from time to time, in one or more offerings or series, up to $750,000,000 of shares of our common stock, par value $0.001 per share, preferred stock, par value $0.001 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale, including auctions. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the holders of the majority of our voting securities and approval of our Board of Directors, or (3) under such circumstances as the Securities and Exchange Commission may permit. See “Risk Factors” for more information.

We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences and sustainable and renewable technology industries. We primarily finance privately-held companies backed by leading venture capital and private equity firms and publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Palo Alto, CA, as well as through additional offices in Boston, MA, New York, NY, Washington, DC, Hartford, CT and San Diego, CA. Our goal is to be the leading structured debt financing provider for venture capital-backed companies in technology-related industries requiring sophisticated and customized financing solutions. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or other rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company. We invest primarily in private companies but also have investments in public companies.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Our common stock is traded on the New York Stock Exchange, or NYSE, under the symbol “HTGC.” On May 29, 2018, the last reported sale price of a share of our common stock on the NYSE, was $12.40. The net asset value per share of our common stock at March 31, 2018 (the last date prior to the date of this prospectus on which we determined net asset value) was $9.72.

An investment in our securities may be speculative and involves risks including a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 14 to read about risks that you should consider before investing in our securities, including the risk of leverage.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 or by telephone calling collect at (650) 289-3060 or on our website at www.htgc.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of any securities unless accompanied by a prospectus supplement.

The date of this prospectus is June 5, 2018

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any securities imply that the information in this prospectus is accurate as of any later date or that the affairs of Hercules Capital, Inc. have not changed since the date hereof. This prospectus will be updated to reflect material changes.

Hercules Capital, Inc., our logo and other trademarks of Hercules Capital, Inc. mentioned in this prospectus are the property of Hercules Capital, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), we may offer, from time to time, up to $750,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. Please carefully read this prospectus and any such supplements together with the additional information described under “Available Information” in the “Summary” and “Risk Factors” sections before you make an investment decision.

A prospectus supplement may also add to, update or change information contained in this prospectus.

SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referenced in this prospectus, together with any accompanying supplements. In this prospectus, unless the context otherwise requires, the “Company,” “Hercules,” “HTGC,” “we,” “us” and “our” refer to Hercules Capital, Inc. and its wholly owned subsidiaries and its affiliated securitization trusts on or after February 25, 2016 and “Hercules Technology Growth Capital, Inc.” and its wholly owned subsidiaries and its affiliated securitization trusts prior to February 25, 2016 unless the context otherwise requires.

Our Company

We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences and sustainable and renewable technology industries. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments. We are an internally-managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Effective January 1, 2006, we elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

As of March 31, 2018, our total assets were approximately $1.6 billion, of which our investments comprised $1.5 billion at fair value and $1.6 billion at cost. Since inception through March 31, 2018, we have made debt and equity commitments of more than $7.6 billion to our portfolio companies.

We also make investments in qualifying small businesses through our two wholly-owned small business investment companies, or SBICs. Our SBIC subsidiaries, Hercules Technology II, L.P., or HT II, and Hercules Technology III, L.P., or HT III, hold approximately $113.1 million and $285.8 million in assets, respectively, and accounted for approximately 5.7% and 14.4% of our total assets, respectively, prior to consolidation at March 31, 2018. At March 31, 2018, we have issued $190.2 million in Small Business Administration, or SBA, guaranteed debentures in our SBIC subsidiaries. See “Regulation—Small Business Administration Regulations” for additional information regarding our SBIC subsidiaries.

As of March 31, 2018, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, are currently comprised of 33 professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

The following chart shows the ownership structure and relationship of certain entities with us.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	technology-related companies have generally been underserved by traditional lending sources;

•	unfulfilled demand exists for structured debt financing to technology-related companies due to the complexity of evaluating risk in these investments; and

•	structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively.

The unique cash flow characteristics of many technology-related companies typically include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of these companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders generally refrain from entering the structured debt financing marketplace, instead preferring the risk-reward profile of asset-based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved. The venture capital market for the technology-related companies in which we invest has been active. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants products provide access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe many technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period sometimes required prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, our team members have originated structured debt, debt with warrants and equity investments in over 420 technology-related companies, representing more than $7.6 billion in commitments from inception to March 31, 2018, and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which we believe will enable us to identify and attract well-positioned prospective portfolio companies.

We focus our investing activities generally in industries in which our investment professionals have investment experience. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk-adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from warrant and equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities (typically between 24-48 months), security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment. Although we do not currently engage in hedging transactions, we may engage in hedging transactions in the future utilizing instruments such as forward contracts, currency options and interest rate swaps, caps, collars, and floors.

Historically our structured debt investments to technology-related companies typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, in some cases, we receive the right to make additional equity investments in our portfolio companies, including the right to convert some portion of our debt into equity, in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt, including below-investment grade debt instruments (also known as “junk bonds”), to equity capital, with a focus on structured debt with warrants.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, including select publicly listed companies and select special opportunity lower middle market companies that require additional capital to fund acquisitions, recapitalizations and refinancings and established-stage companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (“SQL”) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of March 31, 2018, our proprietary SQL-based database system included approximately 48,810 technology-related companies and approximately 10,400 venture capital firms, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Dividend Reinvestment Plan

We maintain an “opt-out” dividend reinvestment plan that provides for reinvestment of our distribution on behalf of our stockholders, unless a stockholder elects to receive cash. See “Dividend Reinvestment Plan.” Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

Taxation

Effective January 1, 2006, we elected to be treated for tax purposes as a RIC under the Code. As a RIC, we generally will not be subject to corporate-level federal income taxes on any ordinary income or capital gains that we distribute as dividends for U.S. federal income tax purposes to our stockholders, which allows us to reduce or eliminate our corporate level tax. See “Certain United States Federal Income Tax Considerations.” To maintain our ability to be subject to tax as a RIC, we must meet specified source-of-income and asset diversification requirements and distribute each taxable year dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. There is no assurance that we will meet these tests and be able to maintain our RIC status. If we do not qualify as a RIC, we would be subject to tax as a C corporation.

Assuming we continue to be treated as a RIC under the Code, distributions from our taxable earnings (including net realized securities gains) paid to our U.S. resident shareholders generally will be subject to U.S. federal income tax at rates applicable to ordinary income or capital gains, as appropriate, and all or a portion of such distributions paid to qualifying shareholders not resident in the U.S. (i.e., foreign shareholders) generally would not be subject U.S. nonresident withholding tax. See “Certain United States Federal Income Tax Considerations.”

Use of Proceeds

We intend to use the net proceeds from selling our securities to fund investments in debt and equity securities in accordance with our investment objectives, to make acquisitions, to retire certain debt obligations and for other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to a lender in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150%, subject to certain approval and disclosure requirements) after such borrowing. We received an exemptive order from the Securities and Exchange Commission, or SEC, that allows us to exclude all SBA leverage from our asset coverage ratio. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity, and Capital Resources” for additional information related to our outstanding debt.

Distributions

As a RIC, we are required to distribute dividends for U.S. federal income tax purposes each taxable year to our stockholders of an amount at least equal to 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are not subject to corporate level income taxation on income we timely distribute as dividends for U.S. federal income tax purposes to our stockholders. See “Certain United States Federal Income Tax Considerations.” We pay regular quarterly distributions based upon an estimate of annual taxable income available for distribution to stockholders as well as the amount of any taxable income carried over from the prior taxable year for distribution in the current taxable year.

Principal Risk Factors

Investing in our common stock may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. In addition, we expect that our portfolio will continue to consist primarily of securities issued by privately-held technology-related companies, which generally require additional capital to become profitable. These investments may involve a high degree of business and financial risk, and they are generally illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed or to fully repay the amounts owed to us. A large number of entities compete for the same kind of investment opportunities as we seek.

We borrow funds to make our investments in portfolio companies. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our common stock. Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results, and operating in a regulated environment. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our securities.

Certain Anti-Takeover Provisions

Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for our company. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities.

Recent Developments

Distribution Declaration

On April 25, 2018, our board of directors (the “Board of Directors”) declared a cash distribution of $0.31 per share to be paid on May 21, 2018 to stockholders of record as of May 14, 2018. This distribution represented our fifty-first consecutive distribution since our initial public offering, bringing the total cumulative distribution to date to $14.33 per share.

Closed and Pending Commitments

As of May 29, 2018, we have:

•	Closed debt and equity commitments of approximately $303.8 million to new and existing portfolio companies and funded approximately $219.2 million subsequent to March 31, 2018.

•	Pending commitments (signed non-binding term sheets) of approximately $155.0 million.

The table below summarizes our year-to-date closed and pending commitments as follows:

Closed Commitments and Pending Commitments (in millions)
January 1—March 31, 2018 Closed Commitments	$266.0
April 1—May 29, 2018 Closed Commitments(a)	$303.8
Pending Commitments (as of May 29, 2018)(b)	$155.0

Closed and Pending Commitments as of May 29, 2018	$724.8

a.

Closed Commitments may include renewals of existing credit facilities. Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.

b.	Not all pending commitments (signed non-binding term sheets) are expected to close and they do not necessarily represent any future cash requirements.

Redemption of 2024 Notes

On February 9, 2018, our Board of Directors approved a redemption of $100.0 million of our outstanding aggregate principal amount of 6.25% notes due 2024 (the “2024 Notes”), which were redeemed on April 2, 2018.

ATM Equity Program Issuances

Subsequent to March 31, 2018 and as of May 29, 2018, we sold 1,542,000 shares of common stock for total accumulated net proceeds of approximately $18.8 million, including $171,000 of offering expenses, under the at-the-market, or ATM, equity distribution agreement, dated September 8, 2017, or the Equity Distribution Agreement, with JMP Securities LLC, or JMP. As of May 29, 2018, approximately 8.4 million shares remain available for issuance and sale under the Equity Distribution Agreement.

2025 Notes

On April 26, 2018, we issued $75.0 million in aggregate principal amount of 5.25% notes due 2025 (the “2025 Notes”). The 2025 Notes were issued pursuant to the Fifth Supplemental Indenture, dated April 26, 2018 (the “2025 Notes Indenture”), between us and U.S. Bank, National Association, as trustee, to the indenture, dated April 17, 2012, between us and U.S. Bank, National Association, as trustee (the “Base Indenture”). The sale of the 2025 Notes generated net proceeds of approximately $73.0 million. Aggregate estimated offering expenses in connection with the transaction, including the underwriter’s discount and commissions, were approximately $2.0 million.

The 2025 Notes will mature on April 30, 2025, unless previously repurchased in accordance with their terms. The 2025 Notes bear interest at a rate of 5.25% per year payable quarterly in arrears on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2018.

The 2025 Notes will be our direct unsecured obligations and rank pari passu, or equally in right of payment, with all outstanding and future unsecured unsubordinated indebtedness issued by Hercules Capital, Inc.

We may redeem some or all of the 2025 Notes at any time, or from time to time, at the redemption price set forth under the terms of the indenture after April 30, 2021. No sinking fund is provided for the 2025 Notes. The 2025 Notes were issued in denominations of $25 and integral multiples of $25 thereof.

The 2025 Notes are listed on the NYSE, and trade on the NYSE under the symbol “HCXZ.”

Portfolio Company Developments

As of May 29, 2018, the Company held warrants or equity positions in three companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings. All three companies filed confidentially under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. There can be no assurance that companies that have yet to complete their initial public offerings will do so in a timely manner or at all. In addition, subsequent to March 31, 2018, the following companies announced or completed liquidity events:

1.	In April 2018, our portfolio company, DocuSign, Inc. completed its initial public offering.

2.

In May 2018, our portfolio company RazorGator Inc., an online ticket reselling platform for sports, theater and concert tickets, and vacation packages for sporting events, was acquired by TickPick, an online ticket marketplace to buy, bid on and sell tickets on sports, concerts and other live events. Terms of the transaction were not disclosed.

3.

In May 2018, our portfolio company FanDuel, a leading U.S. daily fantasy sports operator, announced they had entered into a definitive agreement with Paddy Power Betfair plc, an international, multi-channel sports betting and gaming operator, to combine Paddy Power’s U.S. business (Betfair US) with FanDuel. Under the agreement, Paddy Power will contribute its existing U.S. assets along with $158.0 million of cash. The cash contribution will be used to pay down existing FanDuel debt and fund working capital of the combined business.

4.

In May 2018, our portfolio company PerfectServe, Inc., healthcare’s most comprehensive and secure care team collaboration platform, was acquired by K1 Investment Management LLC, a private equity firm investing in high-growth private companies across North America. Terms of the acquisition were not disclosed.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, New York, NY, Washington, DC, Hartford, CT and San Diego, CA. We maintain a website on the Internet at www.htgc.com. We make available, free of charge, on our website our proxy statement, annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC, under the Securities Exchange Act of 1934, as amended, or the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The footnotes to the fee table state which items are estimates. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Capital, Inc.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	—%
Offering expenses	—	%(2)
Dividend reinvestment plan fees	—	%(3)

Total stockholder transaction expenses (as a percentage of the public offering price)	—	%(4)

Annual Expenses (as a percentage of net assets attributable to common stock):(5)
Operating expenses	5.68	%(6)(7)
Interest and fees paid in connection with borrowed funds	4.96	%(8)

Total annual expenses	10.64	%(9)

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement to this prospectus will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement to this prospectus will disclose the estimated offering expenses.
(3)

The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(5)	“Net assets attributable to common stock” equals the weighted average net assets for the three-months ended March 31, 2018, which is approximately $850.9 million.
(6)

“Operating expenses” represents our estimated operating expenses by annualizing or actual operating expenses incurred for the three-months ended March 31, 2018, including all fees and expenses of our consolidated subsidiaries and excluding interests and fees on indebtedness. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Management.”

(7)

We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

(8)

“Interest and fees paid in connection with borrowed funds” represents our estimated interest, fees and credit facility expenses by annualizing our actual interest, fees and credit facility expenses incurred for the three-months ended March 31, 2018, including our Wells Facility, Union Bank Facility, the 2022 Notes, the 2024 Notes, the 2022 Convertible Notes, the 2021 Asset-Backed Notes and the SBA debentures, each of which is defined herein.

(9)

“Total annual expenses” is the sum of “operating expenses,” and “interest and fees paid in connection with borrowed funds.” “Total annual expenses” is presented as a percentage of weighted average net assets attributable to common stockholders because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, including the fees and expenses of our wholly-owned consolidated subsidiaries, all of which are included in this fee table presentation.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return	$103	$294	$464	$813

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all distributions at net asset value (“NAV”), participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the consolidated financial statements and related notes included elsewhere herein. The selected balance sheet data as of the end of fiscal year 2017, 2016, 2015, 2014, and 2013 and the financial statement of operations data for fiscal years 2017, 2016, 2015, 2014, and 2013 has been derived from our audited financial statements, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm, but not all of which are presented in this Form N-2.” The historical data are not necessarily indicative of results to be expected for any future period. The selected financial and other data for the three-months ended March 31, 2018 and other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three-months ended March 31, 2018 are not necessarily indicative of the results that may be expected for the year ending December 31, 2018.

	For the Three- Months Ended March 31, (unaudited)		For the Year Ended December 31,
(in thousands, except per share amounts)	2018	2017	2017	2016	2015	2014	2013
Investment income:
Interest	$42,981	$42,861	$172,196	$158,727	$140,266	$126,618	$123,671
Fees	5,719	3,504	18,684	16,324	16,866	17,047	16,042

Total investment income	48,700	46,365	190,880	175,051	157,132	143,665	139,713
Operating expenses:
Interest	9,386	9,607	37,857	32,016	30,834	28,041	30,334
Loan fees	1,175	2,838	8,728	5,042	6,055	5,919	4,807
General and administrative:
Legal expenses	576	726	4,572	4,823	3,079	1,366	1,440
Other expenses	3,433	3,338	11,533	11,283	13,579	8,843	7,914

Total general and administrative	4,009	4,064	16,105	16,106	16,658	10,209	9,354
Employee Compensation:
Compensation and benefits	5,758	5,345	24,555	22,500	20,713	16,604	16,179
Stock-based compensation	2,309	1,833	7,191	7,043	9,370	9,561	5,974

Total employee compensation	8,067	7,178	31,746	29,543	30,083	26,165	22,153

Total operating expenses	22,637	23,687	94,436	82,707	83,630	70,334	66,648
Other income (loss)	—	—	—	8,000	(1)	(1,581)	—

Net investment income	26,063	22,678	96,444	100,344	73,501	71,750	73,065
Net realized gain (loss) on investments	(4,920)	3,237	(26,711)	4,576	5,147	20,112	14,836
Net change in unrealized appreciation (depreciation) on investments	(15,197)	(31,503)	9,265	(36,217)	(35,732)	(20,674)	11,545

Total net realized and unrealized gain (loss)	(20,117)	(28,266)	(17,446)	(31,641)	(30,585)	(562)	26,381

Net increase (decrease) in net assets resulting from operations	$5,946	$(5,588)	$78,998	$68,703	$42,916	$71,188	$99,446

Change in net assets per common share (basic)	$0.07	$(0.07)	$0.95	$0.91	$0.60	$1.12	$1.67

Distributions declared per common share:	$0.31	$0.31	$1.24	$1.24	$1.24	$1.24	$1.11

	For the Three- Months Ended March 31, (unaudited)		For the Year Ended December 31,
(in thousands, except per share amounts)	2018	2017	2017	2016	2015	2014	2013
Balance sheet data:
Investments, at value	$1,483,578	$1,406,267	$1,542,214	$1,423,942	$1,200,638	$1,020,737	$910,295
Cash and cash equivalents	118,228	148,140	91,309	13,044	95,196	227,116	268,368
Total assets	1,619,712	1,586,248	1,654,715	1,464,204	1,334,761	1,299,223	1,221,715
Total liabilities	790,981	778,352	813,748	676,260	617,627	640,359	571,708
Total net assets	828,731	807,896	840,967	787,944	717,134	658,864	650,007

Other Data:
Total return(3)	(5.44%)	9.47%	1.47%	26.87%	(9.70%)	(1.75%)	58.49%
Total debt investments, at value	1,336,326	1,311,925	1,415,984	1,328,803	1,110,209	923,906	821,988
Total warrant investments, at value	33,253	32,011	36,869	27,485	22,987	25,098	35,637
Total equity investments, at value	113,999	62,331	89,361	67,654	67,442	71,733	52,670
Unfunded Commitments(2)	51,878	75,865	73,604	59,683	75,402	147,689	69,091
Net asset value per share(1)	$9.72	$9.76	$9.96	$9.90	$9.94	$10.18	$10.51

(1)	Based on common shares outstanding at period end.
(2)

Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.

(3)

The total return equals the change in the ending market value over the beginning of the period price per share plus distributions paid per share during the period, divided by the beginning price assuming the distribution is reinvested on the date of the issuance. The total return does not reflect any sales load that must be paid by investors.

The following tables set forth certain quarterly financial information for each of the eight quarters up to and ending December 31, 2017 and the quarter ending March 31, 2018. This information was derived from the Company’s unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

(in thousands, except per share data)	Quarter Ended March 31, 2018
Total investment income	$48,700
Net investment income	26,063
Net increase (decrease) in net assets resulting from operations	5,946
Change in net assets resulting from operations per common share (basic)	$0.07

	Quarter Ended
(in thousands, except per share data)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Total investment income	$46,365	$48,452	$45,865	$50,198
Net investment income	22,678	25,275	23,973	24,518
Net increase (decrease) in net assets resulting from operations	(5,588)	33,149	33,072	18,365
Change in net assets resulting from operations per common share (basic)	$(0.07)	$0.40	$0.40	$0.22

	Quarter Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Total investment income	$38,939	$43,538	$45,102	$47,472
Net investment income	20,097	23,354	23,776	33,117
Net increase in net assets resulting from operations	14,295	9,475	30,812	14,121
Change in net assets resulting from operations per common share (basic)	$0.20	$0.13	$0.41	$0.18

RISK FACTORS

Investing in our securities may be speculative and involves a high degree of risk. You should consider carefully the risks described below and all other information contained in this prospectus, including our financial statements and the related notes and the schedules and exhibits to this prospectus. The risks set forth below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the trading price of our securities could decline, and you may lose all or part of your investment.

Risks Related to our Business Structure

As an internally managed business development company, we are subject to certain restrictions that may adversely affect our business.

As an internally managed business development company, the size and categories of our assets under management is limited, and we are unable to offer as wide a variety of financial products to prospective portfolio companies and sponsors (potentially limiting the size and diversification of our asset base). We therefore may not achieve efficiencies of scale and greater management resources available to externally managed business development companies.

Additionally, as an internally managed business development company, our ability to offer more competitive and flexible compensation structures, such as offering both a profit sharing plan and an equity incentive plan, is subject to the limitations imposed by the 1940 Act, which limits our ability to attract and retain talented investment management professionals. As such, these limitations could inhibit our ability to grow, pursue our business plan and attract and retain professional talent, any or all of which may have a negative impact on our business, financial condition and results of operations.

As an internally managed business development company, we are dependent upon key management personnel for their time availability and for our future success, particularly Manuel A. Henriquez, and if we are not able to hire and retain qualified personnel, or if we lose any member of our senior management team, our ability to implement our business strategy could be significantly harmed.

As an internally managed business development company, our ability to achieve our investment objectives and to make distributions to our stockholders depends upon the performance of our senior management. We depend upon the members of our senior management, particularly Mr. Henriquez, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships on which we rely to implement our business plan. If we lose the services of Mr. Henriquez or any senior management members, we may not be able to operate the business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. Furthermore, we do not have an employment agreement with Mr. Henriquez or our senior management that restricts them from creating new investment vehicles subject to compliance with applicable law. We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly skilled employees. If we do not succeed in identifying, attracting and retaining such personnel, we may not be able to operate our business as we expect. In connection with our recruiting, branding and marketing efforts, we may, among other things, make charitable contributions in amounts we believe to be immaterial. We believe that many of these contributions help us raise our profile in the communities and benefit us in attracting and retaining talent and investment opportunities.

As an internally managed business development company, our compensation structure is determined and set by our Board of Directors. This structure currently includes salary and bonus and incentive compensation, which is issued through grants and subsequent vesting of restricted stock. We are not generally permitted by the 1940 Act to employ an incentive compensation structure that directly ties performance of our investment portfolio and results of operations to compensation owing to our granting of restricted stock as incentive compensation.

Members of our senior management may receive offers of more flexible and attractive compensation arrangements from other companies, particularly from investment advisers to externally managed business development companies that are not subject to the same limitations on incentive-based compensation that we, as an internally managed business development company are subject to. We do not currently have agreements with certain members of our senior management that prohibit them from leaving and competing with our business and certain States limit our ability to have such agreements. A departure by one or more members of our senior management could have a negative impact on our business, financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships with venture capital and private equity fund sponsors, and our inability to develop or maintain these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with venture capital and private equity firms, and we will rely to a significant extent upon these relationships to provide us with our deal flow. If we fail to maintain our existing relationships, our relationships become strained as a result of enforcing our rights with respect to non-performing portfolio companies in protecting our investments or we fail to develop new relationships with other firms or sources of investment opportunities, then we will not be able to grow our investment portfolio. In addition, persons with whom members of our management team have relationships are not obligated to provide us with investment opportunities and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

We may be the target of litigation.

We may be the target of securities litigation in the future, particularly if the trading price of our common stock and our debt securities fluctuates significantly. We could also generally be subject to litigation, including derivative actions by our stockholders. Any litigation could result in substantial costs and divert management’s attention and resources from our business and cause a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.

A number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with a large number of venture capital and private equity firms, as well as with other investment funds, business development companies, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and/or access to funding sources that are not available to us. This may enable some competitors to make loans with interest rates that are comparable to or lower than the rates that we typically offer.

A significant increase in the number and/or the size of our competitors, including traditional commercial lenders and other financing sources, in technology-related industries could force us to accept less attractive investment terms. We may be unable to capitalize on certain opportunities if we do not match competitors’ pricing, terms and structure. If we do match competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. An increasing number of competitors may also have the effect of compressing our margins, which could harm our ability to retain employees, increase our operating costs, and decrease the amount and frequency of future distributions. Furthermore, many potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Code imposes on us as a RIC. If we are not able to compete effectively, our business, financial condition, and results of operations will be adversely affected. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities, or that we will be able to fully invest our available capital.

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our financial condition and results of operations and cause the value of your investment to decline.

Our ability to achieve our investment objective will depend on our ability to sustain growth. Sustaining growth will depend, in turn, on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. Organizational growth and scale-up of our investments could strain our existing managerial, investment, financial and other resources. Management of our growth could divert financial resources from other projects. Failure to manage our future growth effectively could lead to a decrease in our future distributions and have a material adverse effect on our business, financial condition and results of operations.

Because we intend to distribute substantially all of our income to our stockholders in order to qualify as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the tax requirements applicable to a RIC and to minimize or avoid being subject to income and excise taxes, we intend to make distributions to our stockholders treated as dividends for U.S. federal income tax purposes generally of an amount at least equal to substantially all of our net ordinary income and realized net capital gains except for certain realized net capital gains, which we may retain, pay applicable income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200% (or 150%, subject to certain approval and disclosure requirements). This requirement limits the amount that we may borrow. This limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so. In addition, shares of closed-end investment companies have recently traded at discounts to their NAV.

This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV. If our common stock trades below its NAV, we generally will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our NAV could decline. In addition, our results of operations and financial condition could be adversely affected.

Because most of our investments typically are not in publicly-traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our NAV.

At March 31, 2018, portfolio investments, whose fair value is determined in good faith by the Board of Directors, were approximately 91.6% of our total assets. We expect our investments to continue to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value.

There is no single standard for determining fair value in good faith. We value these securities at fair value as determined in good faith by our Board of Directors, based on the recommendations of our Audit Committee. In making a good faith determination of the value of these securities, we generally start with the cost basis of each security, which includes the amortized original issue discount, or OID, and payment-in-kind, or PIK, interest, if any. The Audit Committee uses its best judgment in arriving at the fair value of these securities. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while applying a valuation process for the types of investments we make, which includes but is not limited to deriving a hypothetical exit price.

However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Because we have substantial indebtedness, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leverage would cause the NAV attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause the NAV attributable to our common stock to decline more than it otherwise would have had we not used leverage. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly, our stockholders will bear the cost associated with our leverage activity. If we are not able to service our substantial indebtedness, our business could be harmed materially.

Our Credit Facilities, our 2022 Notes, our 2024 Notes, our 2025 Notes, our 2021 Asset-Backed Notes, and our 2022 Convertible Notes (as each term is defined herein) contain financial and operating covenants that could restrict our business activities, including our ability to declare dividend distributions if we default under certain provisions.

As of March 31, 2018, we had no borrowings outstanding under the $120.0 million revolving senior secured credit facility with Wells Fargo Capital Finance, LLC (the “Wells Facility”) and the $75.0 million revolving senior secured credit facility with MUFG Union Bank, N.A. (the “Union Bank Facility,” and together with the Wells Facility, the “Credit Facilities”). In addition, as of March 31, 2018, we had approximately $190.2 million of indebtedness outstanding incurred by our SBIC subsidiaries, approximately $150.0 million in aggregate principal amount of 4.625% notes due 2022 (the “2022 Notes”), approximately $183.5 million in aggregate principal amount of 2024 Notes, approximately $33.6 million in aggregate principal amount of fixed rate asset-backed notes (the “2021 Asset-Backed Notes”) in connection with our $237.4 million debt securitization (the “2014 Debt Securitization”) and approximately $230.0 million in aggregate principal amount of 4.375% convertible notes due 2022 (the “2022 Convertible Notes”). Additionally, subsequent to March 31, 2018, we had approximately $75.0 million in aggregate principal amount of 2025 Notes.

There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

As a business development company, under the 1940 Act, generally, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such distribution or purchase price. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. The Small Business Credit Availability Act, which was signed into law in March 2018, modifies this section of the 1940 Act and decreases this percentage from 200% to 150% (subject to either stockholder approval or approval of both a majority of the board of directors and a majority of directors who are not interested persons). As a result of this new law, we may be able to incur additional indebtedness subject to relevant approval and disclosure requirements and, therefore, your risk of an investment in us may increase. Rating agencies may also decide to review our credit ratings and those of other business development companies in light of this new law as well as any corresponding changes to asset coverage ratios and consider downgrading such ratings, including a downgrade from an investment grade rating to a non-investment grade rating. Such a downgrade in our credit ratings may adversely affect our securities. See “—A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our debt securities, if any, or change in the debt markets could cause the liquidity or market value of our debt securities to decline significantly.”

As of March 31, 2018, our asset coverage ratio under our regulatory requirements as a business development company was 238.2% excluding our SBIC debentures as a result of our exemptive order from the SEC that allows us to exclude all SBA leverage from our asset coverage ratio and was 204.8% when including all SBA leverage.

Based on assumed leverage equal to 95.0% of our net assets as of March 31, 2018, our investment portfolio would have been required to experience an annual return of at least 2.6% to cover annual interest payments on our additional indebtedness.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

	Annual Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to stockholder(1)	(24.59%)	(14.82%)	(5.05%)	4.72%	14.50%

(1)

Assumes $1.6 billion in total assets, $787.3 million in debt outstanding, $828.7 million in stockholders’ equity, and an average cost of funds of 5.3%, which is the approximate average cost of borrowed funds, including our SBA debentures, 2022 Notes, 2024 Notes, 2021 Asset-Backed Notes, 2022 Convertible Notes, and Credit Facilities for the period ended March 31, 2018. Actual interest payments may be different.

It is likely that the terms of any current or future long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

Under our borrowings and our Credit Facilities, current lenders have, and any future lender or lenders may have, fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets pledged as collateral under the Credit Facilities. Our Credit Facilities and borrowings also subject us to various financial and operating covenants, including, but not limited to, maintaining certain financial ratios and minimum tangible net worth amounts. Future credit facilities and borrowings will likely subject us to similar or additional covenants. In addition, we may grant a security interest in our assets in connection with any such credit facilities and borrowings.

Our Credit Facilities generally contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. In addition, our Credit Facilities require or are expected to require the repayment of all outstanding debt on the maturity which may disrupt our business and potentially the business of our portfolio companies that are financed through the facilities. An event of default under these facilities would likely result, among other things, in termination of the availability of further funds under the facilities and accelerated maturity dates for all amounts outstanding under the facilities, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we finance through the facilities. This could reduce our revenues and, by delaying any cash payment allowed to us under our facilities until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and our ability to make distributions sufficient to maintain our ability to be subject to tax as a RIC.

The terms of future available financing may place limits on our financial and operation flexibility. If we are unable to obtain sufficient capital in the future, we may be forced to reduce or discontinue our operations, not be able to make new investments, or otherwise respond to changing business conditions or competitive pressures.

In addition to regulatory requirements that restrict our ability to raise capital, our 2022 Notes, 2024 Notes, 2025 Notes, 2022 Convertible Notes, and Credit Facilities contain various covenants which, if not complied with, could require accelerated repayment under the facility or require us to repurchase the 2022 Notes, 2024 Notes, 2025 Notes, or 2022 Convertible Notes thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

The credit agreements governing our 2022 Notes, 2024 Notes, 2025 Notes, 2022 Convertible Notes, and Credit Facilities require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage, debt to equity and interest coverage. Our ability to continue to comply with these covenants in the future depends on many factors, some of which are beyond our control. There are no assurances that we will be able to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders under our Credit Facilities and could accelerate repayment under the facilities or the 2022 Notes, 2024 Notes, 2025 Notes or 2022 Convertible Notes and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay a sufficient amount of distributions and maintain our ability to be subject to tax as a RIC. We may not have enough available cash or be able to obtain financing at the time we are required to make repurchases. See “Management’s Discussion and Analysis of Financial Condition of Results of Operations—Borrowings”.

Acquisitions or investments that we may pursue could be unsuccessful, consume significant resources and require the incurrence of additional indebtedness.

We regularly consider acquisitions and investments that complement our existing business. These possible acquisitions and investments involve or may involve significant cash expenditures, debt incurrence, operating losses and expenses that could have a material effect on our financial condition and operating results.

In particular, if we incur additional debt, our liquidity and financial stability could be impaired as a result of using a significant portion of available cash or borrowing capacity to finance an acquisition. Moreover, we may face an increase in interest expense or financial leverage if additional debt is incurred to finance an acquisition, which may, among other things, adversely affect our various financial ratios and our compliance with the conditions of our existing indebtedness. In addition, such additional indebtedness may be secured by liens on our assets.

Acquisitions involve numerous other risks, including:

•	diversion of management time and attention;

•	failures to identify material problems and liabilities of acquisition targets or to obtain sufficient indemnification rights to fully offset possible liabilities related to the acquired businesses;

•	difficulties integrating the operations, technologies and personnel of the acquired businesses;

•	inefficiencies and complexities that may arise due to unfamiliarity with new assets, businesses or markets;

•	disruptions to our ongoing business;

•	inaccurate estimates of fair value made in the accounting for acquisitions and amortization of acquired intangible assets which would reduce future reported earnings;

•	the inability to obtain required financing for the new acquisition or investment opportunities and our existing business;

•	the need or obligation to divest portions of an acquired business;

•	challenges associated with operating in new geographic regions;

•	difficulties in achieving anticipated cost savings, synergies, business opportunities and growth prospects;

•	potential loss of our or the acquired business’ key employees, contractual relationships, suppliers or customers; and

•	inability to obtain required regulatory approvals.

To the extent we pursue an acquisition that causes us to incur unexpected costs or that fails to generate expected returns, our financial position, results of operations and cash flows may be adversely affected, and our ability to service indebtedness, including our outstanding notes, may be negatively impacted.

In addition, we may fail in our pursuit of an acquisition and, instead, one of our competitors may successfully obtain the target and deprive us of an important opportunity and allow them to grow larger giving them the ability to have a lower cost of capital and competitive advantage in the market (including by being able to offer better pricing and larger loans) and, as a larger company, potentially giving them more valuable equity currency to do other transactions.

We may be unable to obtain debt capital on favorable terms or at all, in which case we would not be able to use leverage to increase the return on our investments.

If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies. An inability to obtain debt capital may also limit our ability to refinance existing indebtedness, particularly during periods of adverse credit market conditions when refinancing indebtedness may not be available under interest rates and other terms acceptable to us or at all.

The Wells Facility and the Union Bank Facility mature in August 2019 and May 2020, respectively, and any inability to renew, extend or replace our Credit Facilities could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders.

As of March 31, 2018, we had two available secured credit facilities, the Wells Facility and the Union Bank Facility, which mature in August 2019 and May 2020, respectively. There can be no assurance that we will be able to renew, extend or replace our Credit Facilities upon maturity on terms that are favorable to us, if at all. Our ability to renew, extend or replace the Credit Facility will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to renew, extend or replace either Credit Facility at the time of its maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

We are subject to certain risks as a result of our interests in connection with the 2014 Debt Securitization and our equity interest in the 2014 Securitization Issuer.

On November 13, 2014, in connection with the 2014 Debt Securitization and the offering of the 2021 Asset-Backed Notes by Hercules Capital Funding Trust 2014-1 (the “2014 Securitization Issuer”), we sold and/or contributed to Hercules Capital Funding 2014-1 LLC, as trust depositor (the “2014 Trust Depositor”), certain senior loans made to certain of our portfolio companies (the “2014 Loans”), which the 2014 Trust Depositor in turn sold and/or contributed to the 2014 Securitization Issuer in exchange for 100% of the equity interest in the 2014 Securitization Issuer, cash proceeds and other consideration. Following these transfers, the 2014 Securitization Issuer, and not the 2014 Trust Depositor or us, held all of the ownership interest in the 2014 Loans.

As a result of the 2014 Debt Securitization, we hold, indirectly through the 2014 Trust Depositor, 100% of the equity interests in the 2014 Securitization Issuer. As a result, we consolidate the financial statements of the 2014 Trust Depositor and the 2014 Securitization Issuer, as well as our other subsidiaries, in our consolidated financial statements. Because the 2014 Trust Depositor and the 2014 Securitization Issuer is disregarded as an entity separate from its owners for U.S. federal income tax purposes, the sale or contribution by us to the 2014 Trust Depositor, and by the 2014 Trust Depositor to the 2014 Securitization Issuer, as applicable, did not constitute a taxable event for U.S. federal income tax purposes. If the U.S. Internal Revenue Service (“IRS”) were to take a contrary position, there could be a material adverse effect on our business, financial condition, results of operations or cash flows.

Further, a failure of the 2014 Securitization Issuer to be treated as a disregarded entity for U.S. federal income tax purposes would constitute an event of default pursuant to the indenture under the 2014 Debt Securitization, upon which the trustee under the 2014 Debt Securitization (the “2014 Trustee”), may and will at the direction of a supermajority of the holders of the 2021 Asset-Backed Notes (the “2021 Noteholders”), declare the 2021 Asset-Backed Notes, to be immediately due and payable and exercise remedies under the applicable indenture, including (i) to institute proceedings for the collection of all amounts then payable on the 2021 Asset-Backed Notes, or under the applicable indenture, enforce any judgment obtained, and collect from the 2014 Securitization Issuer and any other obligor upon the 2021 Asset-Backed Notes monies adjudged due; (ii) institute proceedings from time to time for the complete or partial foreclosure of the applicable indenture with respect to the property of the 2014 Securitization Issuer; (iii) exercise any remedies as a secured party under the relevant Uniform Commercial Code and take other appropriate action under applicable law to protect and enforce the rights and remedies of the 2014 Trustee and the 2021 Noteholders; or (iv) sell the property of the 2014 Securitization Issuer or any portion thereof or rights or interest therein at one or more public or private sales called and conducted in any matter permitted by law. Any such exercise of remedies could have a material adverse effect on our business, financial condition, results of operations or cash flows.

An event of default in connection with the 2014 Debt Securitization could give rise to a cross-default under our other material indebtedness.

The documents governing our other material indebtedness contain customary cross-default provisions that could be triggered if an event of default occurs in connection with the 2014 Debt Securitization. An event of default with respect to our other indebtedness could lead to the acceleration of such indebtedness and the exercise of other remedies as provided in the documents governing such other indebtedness. This could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our ability to be subject to tax as a RIC.

We may not receive cash distributions in respect of our indirect ownership interests in the 2014 Securitization Issuer.

Apart from fees payable to us in connection with our role as servicer of the 2014 Loans and the reimbursement of related amounts under the documents governing the 2014 Debt Securitization, we receive cash in connection with the 2014 Debt Securitization only to the extent that the 2014 Trust Depositor receives payments in respect of its equity interests in the 2014 Securitization Issuer. The respective holders of the equity interests in the 2014 Securitization Issuer are the residual claimants on distributions, if any, made by the 2014 Securitization Issuer after the respective 2021 Noteholders and other claimants have been paid in full on each payment date or upon maturity of the 2021 Asset-Backed Notes, subject to the priority of payments under the 2014 Debt Securitization documents governing the 2014 Debt Securitization. To the extent that the value of a 2014 Securitization Issuer’s portfolio of loans is reduced as a result of conditions in the credit markets (relevant in the event of a liquidation event), other macroeconomic factors, distressed or defaulted loans or the failure of individual portfolio companies to otherwise meet their obligations in respect of the loans, or for any other reason, the ability of the 2014 Securitization Issuer to make cash distributions in respect of the 2014 Trust Depositor’s equity interests would be negatively affected and consequently, the value of the equity interests in the 2014 Securitization Issuer would also be reduced. In the event that we fail to receive cash indirectly from the 2014 Securitization Issuer, we could be unable to make distributions, if at all, in amounts sufficient to maintain our ability to be subject to tax as a RIC.

The interests of the 2021 Noteholders may not be aligned with our interests.

The 2021 Asset-Backed Notes are debt obligations ranking senior in right of payment to the rights of the holder of the equity interests in the 2014 Securitization Issuer, as residual claimants in respect of distributions, if any, made by the 2014 Securitization Issuer. As such, there are circumstances in which the interests of the 2021 Noteholders may not be aligned with the interests of holders of the equity interests in the 2014 Securitization Issuer. For example, under the terms of the documents governing the 2014 Debt Securitization, the 2021 Noteholders have the right to receive payments of principal and interest prior to holders of the equity interests.

For as long as the 2021 Asset-Backed Notes remain outstanding, the respective 2021 Noteholders have the right to act in certain circumstances with respect to the 2014 Loans in ways that may benefit their interests but not the interests of the respective holders of the equity interests in the 2014 Securitization Issuer, including by exercising remedies under the documents governing the 2014 Debt Securitization.

If an event of default occurs, the 2021 Noteholders will be entitled to determine the remedies to be exercised, subject to the terms of the documents governing the 2014 Debt Securitization. For example, upon the occurrence of an event of default with respect to the 2021 Asset-Backed Notes, the 2014 Trustee may and will at the direction of the holders of a supermajority of the applicable 2021 Asset-Backed Notes declare the principal, together with any accrued interest, of the notes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the 2014 Securitization Issuer. The 2021 Asset-Backed Notes then outstanding will be paid in full before any further payment or distribution on the equity interest is made. There can be no assurance that there will be sufficient funds through collections on the 2014 Loans or through the proceeds of the sale of the 2014 Loans in the event of a bankruptcy or insolvency to repay in full the obligations under the 2021 Asset-Backed Notes, or to make any distribution to holders of the equity interests in the 2014 Securitization Issuer.

Remedies pursued by the 2021 Noteholders could be adverse to our interests as the indirect holder of the equity interests in the 2014 Securitization Issuer. The 2021 Noteholders have no obligation to consider any possible adverse effect on such other interests. Thus, there can be no assurance that any remedies pursued by the 2021 Noteholders will be consistent with the best interests of the 2014 Trust Depositor or that we will receive, indirectly through the 2014 Trust Depositor, any payments or distributions upon an acceleration of the 2021 Asset-Backed Notes. Any failure of the 2014 Securitization Issuer to make distributions in respect of the equity interests that we indirectly hold, whether as a result of an event of default and the acceleration of payments on the 2021 Asset-Backed Notes or otherwise, could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our ability to be subject to tax as a RIC.

Certain events related to the performance of 2014 Loans could lead to the acceleration of principal payments on the 2021 Asset-Backed Notes.

The following constitute rapid amortization events (“Rapid Amortization Events”) under the documents governing the 2014 Debt Securitization: (i) the aggregate outstanding principal balance of delinquent 2014 Loans, and restructured 2014 Loans that would have been delinquent 2014 Loans had such loans not become restructured loans exceeds 10% of the current aggregate outstanding principal balance of the 2014 Loans for a period of three consecutive months; (ii) the aggregate outstanding principal balance of defaulted 2014 Loans exceeds 5% of the initial outstanding principal balance of the 2014 Loans determined as November 13, 2014 for a period of three consecutive months; (iii) the aggregate outstanding principal balance of the 2021 Asset-Backed Notes exceeds the borrowing base for a period of three consecutive months; (iv) the 2014 Securitization Issuer’s pool of 2014 Loans contains 2014 Loans to ten or fewer obligors; and (v) the occurrence of an event of default under the documents governing the 2014 Debt Securitization. After a Rapid Amortization Event has occurred, subject to the priority of payments under the documents governing the 2014 Debt Securitization, principal collections on the 2014 Loans will be used to make accelerated payments of principal on the 2021 Asset-Backed Notes until the principal balance of the 2021 Asset-Back Notes is reduced to zero. Such an event could delay, reduce or eliminate the ability of the 2014 Securitization Issuer to make distributions in respect of the equity interests that we indirectly hold, which could have a material adverse effect on our business, financial condition, results of operations and cash flows and may result in our inability to make distributions sufficient to maintain our ability to be subject to tax as a RIC.

We have certain repurchase obligations with respect to the 2014 Loans transferred in connection with the 2014 Debt Securitization.

As part of the 2014 Debt Securitization, we entered into a sale and contribution agreement and a sale and servicing agreement under which we would be required to repurchase any 2014 Loan (or participation interest therein) which was sold to the 2014 Securitization Issuer in breach of certain customary representations and warranty made by us or by the 2014 Trust Depositors with respect to such 2014 Loan or the legal structure of the 2014 Debt Securitization. To the extent that there is a breach of such representations and warranties and we fail to satisfy any such repurchase obligation, a 2014 Trustee may, on behalf of the 2014 Securitization Issuer, bring an action against us to enforce these repurchase obligations.

Our investments in a portfolio company, whether debt, equity, or a combination thereof, may lead to our receiving material non-public information (“MNPI”) or obtaining ‘control’ of the target company. Our ability to exit an investment where we have MNPI or control could be limited and could result in a realized loss on the investment.

If we receive MNPI, or a controlling interest in a portfolio company, our ability to divest ourselves from a debt or equity investment could be restricted. Causes of such restriction could include market factors, such as liquidity in a private stock, or limited trading volume in a public company’s securities, or regulatory factors, such as the receipt of MNPI or insider blackout periods, where we are under legal obligation not to sell. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

Regulations governing our operations as a business development company may affect our ability to, and the manner in which, we raise additional capital, which may expose us to risks.

Our business will require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowings, securitization transactions or other indebtedness, or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such distribution or purchase price. Our ability to pay distributions or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. The Small Business Credit Availability Act, which was signed into law in March 2018, modifies this section of the 1940 Act and decreases this percentage from 200% to 150% (subject to either stockholder approval or approval of both a majority of the board of directors and a majority of directors who are not interested persons). As a result of this new law, we may be able to incur additional indebtedness subject to relevant approval and disclosure requirements and, therefore, your risk of an investment in us may increase. Rating agencies may also decide to review our credit ratings and those of other business development companies in light of this new law as well as any corresponding changes to asset coverage ratios and consider downgrading such ratings, including a downgrade from an investment grade rating to a non-investment grade rating. Such a downgrade in our credit ratings may adversely affect our securities. See “—A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our debt securities, if any, or change in the debt markets could cause the liquidity or market value of our debt securities to decline significantly.”

If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such transaction may be disadvantageous. As a result of issuing senior securities, we would also be exposed to risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest. It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance operations. Other than in certain limited situations such as rights offerings, as a business development company, we are generally not able to issue our common stock at a price below NAV without first obtaining required approvals from our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” as defined under the 1940 Act, unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the senior loans we make will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. In addition, a rise in the equity markets may result in increased market valuations of certain of our existing and prospective portfolio companies, which may lead to new investments with such companies being qualified as non-eligible portfolio company assets and would require we invest in qualified assets or risk losing our status as a business development company. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility, and lead to situations where we might have to restrict our borrowings, reduce our leverage, sell securities and pursue other activities that we are allowed to engage in as a business development company. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see “Regulation.”

To the extent OID and PIK interest constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include OID instruments and contractual PIK interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

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The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

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Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation, which could lead to future losses.

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OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

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For accounting purposes, any cash distributions to stockholders representing OID and PIK income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

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The deferral of PIK interest may have a negative impact on our liquidity as it represents non-cash income that may require cash distributions to our stockholders in order to maintain our ability to be subject to tax as a RIC.

•	Recent tax legislation requires that income be recognized for tax purposes no later than when recognized for financial reporting purposes.

If we are unable to satisfy Code requirements for qualification as a RIC, then we will be subject to corporate-level income tax, which would adversely affect our results of operations and financial condition.

We elected to be treated as a RIC for U.S. federal income tax purposes with the filing of our federal corporate income tax return for 2006. We will not qualify for the tax treatment allowable to RICs if we are unable to comply with the source of income, asset diversification and distribution requirements contained in Subchapter M of the Code, or if we fail to maintain our election to be regulated as a business development company under the 1940 Act. If we fail to qualify as a RIC for any reason and become subject to a corporate-level income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the NAV of our common stock and the total return, if any, earned from your investment in our common stock.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

In accordance with U.S. federal tax requirements, we are required to include in income for tax purposes certain amounts that we have not yet received in cash, such as OID and contractual PIK interest arrangements, which represent contractual interest added to a loan balance and due at the end of such loan’s term. In addition to the cash yields received on our loans, in some instances, our loans generally include one or more of the following: exit fees, balloon payment fees, commitment fees, success fees or prepayment fees. In some cases our loans also include contractual PIK interest arrangements. The increases in loan balances as a result of contractual PIK arrangements are included in income for the period in which such PIK interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income for tax purposes certain other amounts prior to receiving the related cash. Also, recent tax legislation requires that income be recognized for tax purposes no later than when recognized for financial reporting purposes.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in OID for tax purposes, which we must recognize as ordinary income, increasing the amount that we are required to distribute in order to be subject to tax as a RIC. Because these warrants generally will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related OID, if ever, we would need to obtain cash from other sources or to pay a portion of our distributions using shares of newly issued common stock, consistent with IRS guidelines and the Code, to satisfy such distribution requirements.

Other features of the debt instruments that we hold may also cause such instruments to generate OID in excess of current cash interest received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the RIC tax requirement to make distributions each taxable year to our stockholders treated as dividends for U.S. federal income tax purposes generally of an amount equal to at least 90% of our investment company taxable income, determined without regard to any deduction for dividends paid. Under such circumstances, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources and are otherwise unable to satisfy such distribution requirements, we may fail to qualify to be subject to tax as a RIC and, thus, become subject to a corporate-level income tax on all our taxable income (including any net realized securities gains).

Furthermore, we may invest in the equity securities of non-U.S. corporations (or other non-U.S. entities classified as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury regulations as “passive foreign investment companies” (“PFICs”) and/or “controlled foreign corporations” (“CFCs”). The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances, these rules also could require us to recognize taxable income or gains where we do not receive a corresponding payment in cash. Furthermore, under recently proposed Treasury Regulations, certain income derived by us either from a PFIC with respect to which we have made a certain U.S. tax election or from a CFC would generally constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC only to the extent the PFIC or CFC respectively makes distributions of that income to us. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could either be treated as PFICs or CFCs in order to limit our tax liability or maximize our after-tax return from these investments.

Our portfolio investments may present special tax issues.

Investments in below-investment grade debt instruments and certain equity securities may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless debt in equity securities, how payments received on obligations in default should be allocated between principal and interest income, as well as whether exchanges of debt instruments in a bankruptcy or workout context are taxable. Such matters could cause us to recognize taxable income for U.S. federal income tax purposes, even in the absence of cash or economic gain, and require us to make taxable distributions to our stockholders to maintain our RIC status or preclude the imposition of either U.S. federal corporate income or excise taxation. Additionally, because such taxable income may not be matched by corresponding cash received by us, we may be required to borrow money or dispose of other investments to be able to make distributions to our stockholders. These and other issues will be considered by us, to the extent determined necessary, in order that we minimize the level of any U.S. federal income or excise tax that we would otherwise incur. See “Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

FATCA withholding may apply to payments made to certain foreign entities.

The Foreign Account Tax Compliance Act provisions of the Code and the related Treasury Regulations and other administrative guidance promulgated thereunder (collectively, “FATCA”) generally requires us to withhold U.S. tax (at a 30% rate) on payments of interest and taxable dividends as well as, effective January 1, 2019, redemption proceeds and certain capital gain dividends made to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. Persons located in jurisdictions that have entered into an intergovernmental agreement with the United States to implement FATCA may be subject to different rules. Stockholders may be requested to provide additional information to enable us to determine whether such withholding is required.

Legislative or regulatory tax changes could adversely affect you.

At any time, the U.S. federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or of you as a stockholder. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results, or our business may not perform in a manner that will allow us to make a specified level of distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, our Credit Facilities limit our ability to declare distributions to our stockholders if we default under certain provisions of our Credit Facilities. Furthermore, while we may have undistributed earnings, those earnings may not yield distributions because we may incur unrealized losses or otherwise be unable to distribute such earnings.

We have and may in the future choose to pay distributions in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

Under applicable Treasury regulations and other general guidelines issued by the IRS, RICs are permitted to treat certain distributions payable in their stock, as taxable dividends that will satisfy their annual distribution obligations for U.S. federal income tax and excise tax purposes provided that stockholders have the opportunity to elect to receive all or a portion of such distribution in cash. Taxable stockholders receiving distributions will be required to include the full amount of such distributions as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. federal income tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on such distributions, then such sales may put downward pressure on the trading price of our stock. We may in the future determine to distribute taxable distributions that are partially payable in our common stock.

We are exposed to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect our profitability or the value of our portfolio

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities, and, accordingly, may have a material adverse effect on our investment objective and rate of return on investment capital. A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments and may issue debt securities, preferred stock or other securities, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which we invest these funds. Typically, we anticipate that our interest-earning investments will accrue and pay interest at both variable and fixed rates, and that our interest-bearing liabilities will generally accrue interest at fixed rates.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. In addition to potentially increasing the cost of our debt, increasing interest rates may also have a negative impact on our portfolio companies’ ability to repay or service their loans, which could enhance the risk of loan defaults. We expect that most of our current initial investments in debt securities will be at floating rate with a floor. However, in the event that we make investments in debt securities at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. As of March 31, 2018, approximately 96.5% of our loans were at floating rates or floating rates with a floor and 3.5% of the loans were at fixed rates.

In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.

Additionally, in July 2017, the head of the United Kingdom Financial Conduct Authority announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. At this time, it is not possible to predict the effect of this announcement as there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and there can be no assurance that any such hedging arrangements will achieve the desired effect. During the year ended March 31, 2018, we did not engage in any hedging activities.

Recently passed legislation may allow us to incur additional leverage.

Historically, as a business development company, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). The Small Business Credit Availability Act, which was signed into law in March 2018, modifies this section of the 1940 Act and decreases this percentage from 200% to 150% (subject to either stockholder approval or approval of both a majority of the board of directors and a majority of directors who are not interested persons). As a result of this new law, we may be able to incur additional indebtedness subject to relevant approval and disclosure requirements and, therefore, your risk of an investment in us may increase. Rating agencies may also decide to review our credit ratings and those of other business development companies in light of this new law as well as any corresponding changes to asset coverage ratios and consider downgrading such ratings, including a downgrade from an investment grade rating to a non-investment grade rating. Such a downgrade in our credit ratings may adversely affect our securities. See “—A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our debt securities, if any, or change in the debt markets could cause the liquidity or market value of our debt securities to decline significantly.”

Two of our wholly-owned subsidiaries are licensed by the U.S. SBA, and as a result, we will be subject to SBA regulations, which could limit our capital or investment decisions.

Our wholly-owned subsidiaries HT II and HT III are licensed to act as SBICs and are regulated by the SBA. HT II and HT III hold approximately $113.1 million and $285.8 million in assets, respectively, and they accounted for approximately 5.7% and 14.4% of our total assets, respectively, prior to consolidation at March 31, 2018. The SBIC licenses allow our SBIC subsidiaries to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures.

The SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If either HT II or HT III fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/ or limit HT II or HT III from making new investments. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries.

HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2018 as a result of having sufficient capital as defined under the SBA regulations. Compliance with SBA requirements may cause HT II and HT III to forego attractive investment opportunities that are not permitted under SBA regulations. See “Regulation—Small Business Administration Regulations.”

SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.

The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC to $150.0 million or to a group of SBICs under common control to $350.0 million.

An SBIC may not borrow an amount in excess of two times (and in certain cases, up to three times) its regulatory capital. As of March 31, 2018, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries, which is the maximum combined capacity for our SBIC subsidiaries under our existing licenses. During times that we reach the maximum dollar amount of SBA-guaranteed debentures permitted, and if we require additional capital, our cost of capital is likely to increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, the current status of our SBIC subsidiaries as SBICs does not automatically assure that our SBIC subsidiaries will continue to receive SBA-guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies and available SBA funding. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by our SBIC subsidiaries.

The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. HT II and HT III have debentures outstanding that become due starting in March 2019 and September 2020, respectively. Our SBIC subsidiaries will need to generate sufficient cash flow to make required interest payments on the debentures. If our SBIC subsidiaries are unable to meet their financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under such debentures as the result of a default by us.

Our wholly-owned SBIC subsidiaries may be unable to make distributions to us that will enable us to maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our investment company taxable income, determined without regard to any deduction for dividends paid, and net capital gains, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiaries. We will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, as amended, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our ability to be subject to tax as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our ability to be subject to tax as a RIC. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our common stock. Nevertheless, any such changes could materially and adversely affect our business and impair our ability to make distributions to our stockholders.

Significant U.S. federal tax legislation was recently enacted and the impact of this new legislation on us and on entities in which we may invest is uncertain.

Significant U.S. federal tax reform legislation was recently enacted that, among many other changes, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2018 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. The new legislation also makes extensive changes to the U.S. international tax system. The impact of this new legislation on us and on entities in which we may invest is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in us.

Changes in laws or regulations governing our business could negatively affect the profitability of our operations.

Changes in the laws or regulations, or the interpretations of the laws and regulations, which govern business development companies, SBICs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations, in addition to applicable foreign and international laws and regulations, and are subject to judicial and administrative decisions that affect our operations, including our loan originations maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, then we may have to incur significant expenses in order to comply or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, then we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business results of operations or financial condition.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and NYSE have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. The Dodd-Frank Wall Street Reform and Protection Act, as amended, or the Dodd-Frank Act, contains significant corporate governance and executive compensation-related provisions, and the SEC has adopted, and will continue to adopt, additional rules and regulations that may impact us. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

In addition, our failure to maintain compliance with such rules, or for our management to appropriately address issues relating to our compliance with such rules fully and in a timely manner, exposes us to an increasing risk of inadvertent non-compliance. While our management team takes reasonable efforts to ensure that we are in full compliance with all laws applicable to its operations, the increasing rate and extent of regulatory change increases the risk of a failure to comply, which may result in our ability to operate our business in the ordinary course or may subject us to potential fines, regulatory findings or other matters that may materially impact our business.

Many of the requirements called for in the Dodd-Frank Act are expected to be implemented over time, most of which will likely be subject to implementing regulations over the course of several years. However, the new presidential administration has announced its intention to repeal, amend, or replace certain portions of the Dodd-Frank Act and the regulations implemented thereunder. Given the uncertainty associated with the manner in which and whether the provisions of the Dodd-Frank Act will be implemented, repealed, amended or replaced, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act or any changes to the regulations already implemented thereunder may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on our business as a result of recent financial reform legislation, these changes could be materially adverse to us and our stockholders.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.

Results may fluctuate and may not be indicative of future performance.

Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, changes in the accrual status of our debt investments, variations in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.

We face cyber-security risks and the failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

Our business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, our information technology systems could become subject to cyber-attacks. Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on our business, results of operations and financial condition.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay distributions.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunication outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay distributions to our stockholders.

We may be subject to restrictions on our ability to make distributions to our stockholders.

Restrictions imposed on the declaration of dividends or other distributions to holders of our common stock, by both the 1940 Act and by requirements imposed by rating agencies, might impair our ability to make the required distributions to our stockholders in order to be subject to tax as a RIC. While we intend to prepay our Notes and other debt to the extent necessary to enable us to distribute our income as required to maintain our ability to be subject to tax as a RIC, there can be no assurance that such actions can be effected in time or in a manner to satisfy the requirements set forth in the Code.

Further downgrades of the U.S. credit rating, automatic spending cuts or another government shutdown could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. Although U.S. lawmakers passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Risks Related to Current Economic and Market Conditions

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

The global capital markets have experienced a period of disruption as evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector, the re-pricing of credit risk and the failure of certain major financial institutions. While the capital markets have improved, these conditions could deteriorate again in the future. During such market disruptions, we may have difficulty raising debt or equity capital, especially as a result of regulatory constraints.

Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

Various social and political tensions in the United States and around the world, including in the Middle East, Eastern Europe North Korea, and Russia, may continue to contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. In addition, uncertainty regarding the United Kingdom referendum decision to leave the European Union (“Brexit”), continuing signs of deteriorating sovereign debt conditions in Europe and an economic slowdown in China create uncertainty that could lead to further disruptions, instability and weakening consumer, corporate and financial confidence. We may in the future have difficulty accessing debt and equity capital markets, and a severe disruption in the global financial markets, deterioration in credit and financing conditions or uncertainty regarding U.S. government spending and deficit levels, Brexit, European sovereign debt, Chinese economic slowdown or other global economic conditions could have a material adverse effect on our business, financial condition and results of operations.

The broader fundamentals of the United States economy remain mixed. In the event that the United States economy contracts, it is likely that the financial results of small to mid-sized companies, like many of our portfolio companies, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. In addition, declines in oil and natural gas prices could adversely affect the credit quality of our debt investments and the underlying operating performance of our equity investments in energy-related businesses. In addition, volatility in the equity markets could impact our portfolio companies’ access to the debt and equity capital markets, which could ultimately limit their ability to grow, satisfy existing financing and other arrangements and impact their ability to perform. Volatility in the equity markets could also impact our ability to liquidate or achieve value from warrants and other equity investments we have in our portfolio companies. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by economic cycles, industry cycles or other conditions, which could also have a negative impact on our future results.

These market and economic disruptions affect, and these and other similar market and economic disruptions may in the future affect, the U.S. capital markets, which could adversely affect our business and that of our portfolio companies. We cannot predict the duration of the effects related to these or similar events in the future on the United States economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Depending on funding requirements, we may need to raise additional capital to meet our unfunded commitments through additional borrowings.

As of March 31, 2018, we had approximately $51.9 million of unfunded commitments, including undrawn revolving facilities, which were available at the request of the portfolio company and unencumbered by milestones.

Our unfunded contractual commitments may be significant from time to time. A portion of these unfunded contractual commitments are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Furthermore, our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. Closed commitments generally fund 70-80% of the committed amount in aggregate over the life of the commitment. We believe that our assets provide adequate cover to satisfy all of our unfunded comments and we intend to use cash flow from normal and early principal repayments and proceeds from borrowings and notes to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due, which could have a material adverse effect on our reputation in the market and our ability to generate incremental lending activity and subject us to lender liability claims.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

Changes relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of the London Interbank Offered Rate, or LIBOR, across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Risks Related to Our Investments

Our investments are concentrated in certain industries and in a number of technology-related companies, which subjects us to the risk of significant loss if any of these companies default on their obligations under any of their debt securities that we hold, or if any of the technology-related industry sectors experience a downturn.

We have invested and intend to continue investing in a limited number of technology-related companies and, we have recently seen an increase in the number of investments representing approximately 5% or more of our NAV. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond the asset diversification requirements to which we are subject as a business development company and a RIC, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one portfolio company and our investments could be concentrated in relatively few issuers. In addition, we have invested in and intend to continue investing, under normal circumstances, at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in technology-related companies.

As of March 31, 2018, approximately 78.1% of the fair value of our portfolio was composed of investments in five industries: 26.5% investments in the software industry, 26.1% investments in the drug discovery & development industry, 12.0% investments in the internet consumer & business services industry, 7.8% investments in the sustainable and renewable technology industry, and 5.7% investments in the drug delivery.

As a result, a downturn in technology-related industry sectors and particularly those in which we are heavily concentrated could materially adversely affect our financial condition.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we generally are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on investments in other investment companies. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the asset diversification requirements to which we are subject as a business development company and a RIC, we do not have fixed guidelines for portfolio diversification, and our investments could be concentrated in relatively few portfolio companies or industries. Although we are classified as a non-diversified investment company within the meaning of the 1940 Act, we maintain the flexibility to operate as a diversified investment company and have done so for an extended period of time. To the extent that we operate as a non-diversified investment company in the future, we may be subject to greater risk.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the fair value of the totals of investments held in portfolio companies March 31, 2018 that represent greater than 5% of our net assets:

	March 31, 2018
(in thousands)	Fair Value	Percentage of Net Assets
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)	$60,893	7.3%
Axovant Sciences Ltd.	53,842	6.5%
Fuze, Inc.	50,418	6.1%
Emma, Inc.	47,785	5.8%
Snagajob.com, Inc.	42,572	5.1%

•	Paratek Pharmaceuticals, Inc. is a biopharmaceutical company focused on the development and commercialization of innovative therapies based upon its expertise in novel tetracycline chemistry

•	Axovant Sciences Ltd. is a clinical-stage biopharmaceutical company focused on acquiring, developing and commercializing novel therapeutics for the treatment of dementia.

•	Fuze, Inc. is a technology company that provides a cloud-based unified communications-as-a-service platform to server message block, mid-market, and small enterprise customers worldwide.

•	Emma, Inc. is a technology company that offers software to enable organizations to create, send and track email marketing campaigns and online surveys.

•	Snagajob.com, Inc. is a technology company that offers an array of services designed to simplify the hourly job recruiting process for both job seekers and employers.

Our financial results could be materially adversely affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

Our investments may be in portfolio companies that have limited operating histories and resources.

We expect that our portfolio will continue to consist of investments that may have relatively limited operating histories. These companies may be particularly vulnerable to U.S. and foreign economic downturns may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from larger, more established companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation applicable to their given industry. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. We may lose our entire investment in any or all of our portfolio companies.

Investing in publicly traded companies can involve a high degree of risk and can be speculative.

We have invested, and expect to continue to invest, a portion of our portfolio in publicly traded companies or companies that are in the process of completing their initial public offering (“IPO”). As publicly traded companies, the securities of these companies may not trade at high volumes, and prices can be volatile, particularly during times of general market volatility, which may restrict our ability to sell our positions and may have a material adverse impact on us.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a business development company, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a market capitalization that is less than $250 million at the time of such investment and meets the other specified requirements.

Our investment strategy focuses on technology-related companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles, changes in regulatory and governmental programs and periodic downturns, and you could lose all or part of your investment.

We have invested and will continue investing primarily in technology-related companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related industries are generally characterized by abrupt business cycles and intense competition. Overcapacity in technology-related industries, together with cyclical economic downturns, may result in substantial decreases in the market capitalization of many technology-related companies. Such decreases in market capitalization may occur again, and any future decreases in technology-related company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.

Because of rapid technological change, the average selling prices of products and some services provided by technology-related companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

Our investments in sustainable and renewable technology companies are subject to substantial operational risks, such as underestimated cost projections, unanticipated operation and maintenance expenses, loss of government subsidies, and inability to deliver cost-effective alternative energy solutions compared to traditional energy products. In addition, sustainable and renewable technology companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies. Furthermore, production levels for solar, wind and other renewable energies may be dependent upon adequate sunlight, wind, or biogas production, which can vary from market to market and period to period, resulting in volatility in production levels and profitability. Demand for sustainable and renewable technology is also influenced by the available supply and prices for other energy products, such as coal, oil and natural gases. A change in prices in these energy products could reduce demand for alternative energy.

A natural disaster may also impact the operations of our portfolio companies, including our technology-related portfolio companies. The nature and level of natural disasters cannot be predicted and may be exacerbated by global climate change. A portion of our technology-related portfolio companies rely on items assembled or produced in areas susceptible to natural disasters, and may sell finished goods into markets susceptible to natural disasters. A major disaster, such as an earthquake, tsunami, flood or other catastrophic event could result in disruption to the business and operations of our technology-related portfolio companies.

We will invest in technology-related companies that are reliant on U.S. and foreign regulatory and governmental programs. Any material changes or discontinuation, due to change in administration or U.S. Congress or otherwise could have a material adverse effect on the operations of a portfolio company in these industries and, in turn, impair our ability to timely collect principal and interest payments owed to us to the extent applicable.

We have invested in and may continue investing in technology-related companies that do not have venture capital or private equity firms as equity investors, and these companies may entail a higher risk of loss than do companies with institutional equity investors, which could increase the risk of loss of your investment.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Portfolio companies that do not have venture capital or private equity investors may be unable to raise any additional capital to satisfy their obligations or to raise sufficient additional capital to reach the next stage of development. Portfolio companies that do not have venture capital or private equity investors may be less financially sophisticated and may not have access to independent members to serve on their boards, which means that they may be less successful than portfolio companies sponsored by venture capital or private equity firms. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are sponsored by venture capital or private equity firms.

Sustainable and renewable technology companies are subject to extensive government regulation and certain other risks particular to the sectors in which they operate and our business and growth strategy could be adversely affected if government regulations, priorities and resources impacting such sectors change or if our portfolio companies fail to comply with such regulations.

As part of our investment strategy, we plan to invest in portfolio companies in sustainable and renewable technology sectors that may be subject to extensive regulation by foreign, U.S. federal, state and/or local agencies. Changes in existing laws, rules or regulations, or judicial or administrative interpretations thereof, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns. Furthermore, if any of our portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations, which would also impact our ability to realize value since our exit from the investment may be subject to the portfolio company obtaining the necessary regulatory approvals. Our portfolio companies may be subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace.

In addition, there is considerable uncertainty about whether foreign, U.S., state and/or local governmental entities will enact or maintain legislation or regulatory programs that mandate reductions in greenhouse gas emissions or provide incentives for sustainable and renewable technology companies. Without such regulatory policies, investments in sustainable and renewable technology companies may not be economical and financing for sustainable and renewable technology companies may become unavailable, which could materially adversely affect the ability of our portfolio companies to repay the debt they owe to us. Any of these factors could materially and adversely affect the operations and financial condition of a portfolio company and, in turn, the ability of the portfolio company to repay the debt they owe to us.

Cyclicality within the energy sector may adversely affect some of our portfolio companies.

Industries within the energy sector are cyclical with fluctuations in commodity prices and demand for, and production of commodities driven by a variety of factors. The highly cyclical nature of the industries within the energy sector may lead to volatile changes in commodity prices, which may adversely affect the earnings of energy companies in which we may invest and the performance and valuation of our portfolio.

Depressed oil and natural gas prices for a prolonged period of time could have a material adverse effect on us.

Depressed oil and natural gas prices could adversely affect (i) the credit quality of our debt investments in certain of our portfolio companies and (ii) the underlying operating performance of our portfolio companies’

business that are heavily dependent upon the prices of, and demand for, oil and natural gas. A decrease in credit quality and the operating performance would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect our NAV. Declines in oil and natural gas prices may adversely impact the ability of these portfolio companies to satisfy financial or operating covenants imposed by us or other lenders, thereby negatively impacting their financial condition and their ability to satisfy their debt service and other obligations to us. Likewise, declines in oil and natural gas prices may adversely impact our energy-related portfolio companies’ and other affected companies’ cash flow and their profit generating capacities would also be adversely affected thereby negatively impacting their ability to pay us dividends or distributions on our equity investments.

Our investments in the life sciences industry are subject to extensive government regulation, litigation risk and certain other risks particular to that industry.

We have invested and plan to continue investing in companies in the life sciences industry that are subject to extensive regulation by the Food and Drug Administration, or the FDA, and to a lesser extent, other federal, state and other foreign agencies. If any of these portfolio companies fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies that produce medical devices or drugs are subject to the expense, delay and uncertainty of the regulatory approval process for their products and, even if approved, these products may not be accepted in the marketplace. In addition, governmental budgetary constraints effecting the regulatory approval process, new laws, regulations or judicial interpretations of existing laws and regulations might adversely affect a portfolio company in this industry. Portfolio companies in the life sciences industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Our investments in the drug discovery industry are subject to numerous risks, including competition, extensive government regulation, product liability and commercial difficulties.

Our investments in the drug discovery industry are subject to numerous risks. The successful and timely implementation of the business model of our drug discovery portfolio companies depends on their ability to adapt to changing technologies and introduce new products. As competitors continue to introduce competitive products, the development and acquisition of innovative products and technologies that improve efficacy, safety, patient’s and clinician’s ease of use and cost-effectiveness are important to the success of such portfolio companies. The success of new product offerings will depend on many factors, including the ability to properly anticipate and satisfy customer needs, obtain regulatory approvals on a timely basis, develop and manufacture products in an economic and timely manner, obtain or maintain advantageous positions with respect to intellectual property, and differentiate products from those of competitors. Failure by our portfolio companies to introduce planned products or other new products or to introduce products on schedule could have a material adverse effect on our business, financial condition and results of operations.

Further, the development of products by drug discovery companies requires significant research and development, clinical trials and regulatory approvals. The results of product development efforts may be affected by a number of factors, including the ability to innovate, develop and manufacture new products, complete clinical trials, obtain regulatory approvals and reimbursement in the U.S. and abroad, or gain and maintain market approval of products. In addition, regulatory review processes by U.S. and foreign agencies may extend longer than anticipated as a result of decreased funding and tighter fiscal budgets. Further, patents attained by others can preclude or delay the commercialization of a product. There can be no assurance that any products now in development will achieve technological feasibility, obtain regulatory approval, or gain market acceptance. Failure can occur at any point in the development process, including after significant funds have been invested. Products may fail to reach the market or may have only limited commercial success because of efficacy or safety concerns, failure to achieve positive clinical outcomes, inability to obtain necessary regulatory approvals, failure to achieve market adoption, limited scope of approved uses, excessive costs to manufacture, the failure to establish or maintain intellectual property rights, or the infringement of intellectual property rights of others.

Future legislation, and/or regulations and policies adopted by the FDA or other U.S. or foreign regulatory authorities may increase the time and cost required by some of our portfolio companies to conduct and complete clinical trials for the product candidates that they develop, and there is no assurance that these companies will obtain regulatory approval to market and commercialize their products in the U.S. and in foreign countries.

The FDA has established regulations, guidelines and policies to govern the drug development and approval process, as have foreign regulatory authorities, which affect some of our portfolio companies. Any change in regulatory requirements due to the adoption by the FDA and/or foreign regulatory authorities of new legislation, regulations, or policies may require some of our portfolio companies to amend existing clinical trial protocols or add new clinical trials to comply with these changes. Such amendments to existing protocols and/or clinical trial applications or the need for new ones, may significantly impact the cost, timing and completion of the clinical trials.

In addition, increased scrutiny by the U.S. Congress of the FDA’s and other authorities approval processes may significantly delay or prevent regulatory approval, as well as impose more stringent product labeling and post-marketing testing and other requirements. Foreign regulatory authorities may also increase their scrutiny of approval processes resulting in similar delays. Increased scrutiny and approvals processes may limit the ability of our portfolio companies to market and commercialize their products in the U.S. and in foreign countries.

Life sciences companies, including drug development companies, device manufacturers, service providers and others, are also subject to material pressures when there are changes in the outlook for healthcare insurance markets. The ability for individuals, along with private and public insurers, to account for the costs of paying for healthcare insurance can place strain on the ability of new technology, devices and services to enter those markets, particularly when they are new or untested. As a result, it is not uncommon for changes in the insurance market place to lead to a slower rate of adoption, price pressure and other forces that may materially limit the success of companies bringing such technologies to market. Changes in the health insurance sector might then have an impact on the value of companies in our portfolio or our ability to invest in the sector generally.

Changes in healthcare laws and other regulations, or the enforcement or interpretation of such laws or regulations, applicable to some of our portfolio companies’ businesses may constrain their ability to offer their products and services.

Changes in healthcare or other laws and regulations, or the enforcement or interpretation of such laws or regulations, applicable to the businesses of some of our portfolio companies may occur that could increase their compliance and other costs of doing business, require significant systems enhancements, or render their products or services less profitable or obsolete, any of which could have a material adverse effect on their results of operations. There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation could have a material effect on the business and operations of some of our portfolio companies.

Additionally, because of the continued uncertainty surrounding the healthcare industry under the Trump Administration, including the potential for further legal challenges or repeal of existing legislation, we cannot quantify or predict with any certainty the likely impact on our portfolio companies, our business model, prospects, financial condition or results of operations. We also anticipate that Congress, state legislatures, and third-party payors may continue to review and assess alternative healthcare delivery and payment systems and may in the future propose and adopt legislation or policy changes or implementations effecting additional fundamental changes in the healthcare delivery system. We cannot assure you as to the ultimate content, timing, or effect of changes, nor is it possible at this time to estimate the impact of any such potential legislation on certain of our portfolio companies, our business model, prospects, financial condition or results of operations.

Price declines and illiquidity in the corporate debt markets could adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair market value as determined in good faith by or under the direction of our Board of Directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our NAV by increasing net unrealized depreciation in our portfolio.

Depending on market conditions, we could incur substantial realized losses and may suffer substantial unrealized depreciation in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or slowdowns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and have a material adverse effect on our results of operations.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions in both the U.S. and foreign countries, and may be unable to repay our loans during such periods. Therefore, during such periods, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

In particular, intellectual property owned or controlled by our portfolio companies may constitute an important portion of the value of the collateral of our loans to our portfolio companies. Adverse economic conditions may decrease the demand for our portfolio companies’ intellectual property and consequently its value in the event of a bankruptcy or required sale through a foreclosure proceeding. As a result, our ability to fully recover the amounts owed to us under the terms of the loans may be impaired by such events.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity, and rising interests rates may make it more difficult for portfolio companies to make periodic payments on their loans.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity. This risk and the risk of default is increased to the extent that the loan documents do not require the portfolio companies to pay down the outstanding principal of such debt prior to maturity. In addition, if general interest rates rise, there is a risk that our portfolio companies will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on our business, financial condition, results of operations and cash flows.

The disposition of our investments may result in contingent liabilities.

We currently expect that a portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

The health and performance of our portfolio companies could be adversely affected by political and economic conditions in the countries in which they conduct business.

Some of the products of our portfolio companies are developed, manufactured, assembled, tested or marketed outside the U.S. Any conflict or uncertainty in these countries, including due to natural disasters, public health concerns, political unrest or safety concerns, among other things, could harm their business, financial condition and results of operations. In addition, if the government of any country in which their products are developed, manufactured or sold sets technical or regulatory standards for products developed or manufactured in or imported into their country that are not widely shared, it may lead some of their customers to suspend imports of their products into that country, require manufacturers or developers in that country to manufacture or develop products with different technical or regulatory standards and disrupt cross-border manufacturing, marketing or business relationships which, in each case, could harm their businesses.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could impair our ability to service our borrowings.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods and could materially adversely affect our ability to service our outstanding borrowings.

A lack of IPO or merger and acquisition opportunities may cause companies to stay in our portfolio longer, leading to lower returns, unrealized depreciation, or realized losses.

A lack of IPO or merger and acquisition (“M&A”) opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available funding for early-stage companies in particular as, in general, venture-capital firms are being forced to provide additional financing to late-stage companies that cannot complete an IPO or M&A transaction. In the best case, such stagnation would dampen returns, and in the worst case, could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO or M&A opportunities for venture capital-backed companies can also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.

The majority of our portfolio companies will need multiple rounds of additional financing to repay their debts to us and continue operations. Our portfolio companies may not be able to raise additional financing, which could harm our investment returns.

The majority of our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or traditional lenders. This may have a significant impact if the companies are unable to obtain certain federal, state or foreign agency approval for their products or the marketing thereof, of if regulatory review processes extend longer than anticipated, and the companies need continued funding for their operations during these times. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

To attempt to mitigate credit risks, we will typically take a security interest in the available assets of our portfolio companies. There is no assurance that we will obtain or properly perfect our liens.

There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires, the technology fails to achieve its intended results or a new technology makes the intellectual property functionally obsolete. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover earned interest and principal in a foreclosure.

At March 31, 2018, approximately 85.6% of the Company’s debt investments were in a senior secured first lien position, with 48.0% secured by a first priority security in all of the assets of the portfolio company, including its intellectual property, 33.3% secured by a first priority security in all of the assets of the portfolio company and the portfolio company was prohibited from pledging or encumbering its intellectual property, 1.7% of the Company’s debt investments were senior secured by the equipment of the portfolio company and 2.6% of the Company’s debt investments were in a first lien “last-out” senior secured position with security interest in all of the assets of the portfolio company, including its intellectual property. Another 13.4% of the Company’s debt investments were secured by a second priority security interest in all of the portfolio company’s assets, other than intellectual property, and 1.0% were unsecured as a result of the terms of the acquisition of two of our portfolio companies.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we sometimes make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to “equitable subordination.” This means that depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market- or life-span than have products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate, or raise additional capital, in increasingly competitive markets. Their inability to do so could affect our investment return. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

An investment strategy focused on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately-held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of our management and investment teams to obtain adequate information to evaluate the potential returns from investing in these companies. Such small, privately held companies as we routinely invest in may also lack quality infrastructures, thus leading to poor disclosure standards or control environments. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may not receive the expected return on our investment or lose some or all of the money invested in these companies.

Also, privately-held companies frequently have less diverse product lines and a smaller market presence than do larger competitors. Privately-held companies are, thus, generally more vulnerable to economic downturns and may experience more substantial variations in operating results than do larger competitors. These factors could affect our investment returns and our results of operations and financial condition.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development, and high turnover of personnel is common in technology-related companies. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns and our results of operations and financial condition.

If our portfolio companies are unable to protect their intellectual property rights, or are required to devote significant resources to protecting their intellectual property rights, then our investments could be harmed.

Our future success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. The portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

We generally will not control our portfolio companies.

In some instances, we may control our portfolio companies or provide our portfolio companies with significant managerial assistance. However, we generally do not, and do not expect to, control the decision making in many of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest will make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, will take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that would decrease the value of our portfolio holdings.

Our financial condition, results of operations and cash flows could be negatively affected if we are unable to recover our principal investment as a result of a negative pledge or lack of a security interest on the intellectual property of our venture growth stage companies.

In some cases, we collateralize our loans with a secured collateral position in a portfolio company’s assets, which may include a negative pledge or, to a lesser extent, no security on their intellectual property. In the event of a default on a loan, the intellectual property of the portfolio company will most likely be liquidated to provide proceeds to pay the creditors of the company. There can be no assurance that our security interest, if any, in the proceeds of the intellectual property will be enforceable in a court of law or bankruptcy court or that there will not be others with senior or pari passu credit interests.

Our relationship with certain portfolio companies may expose us to our portfolio companies’ trade secrets and confidential information which may require us to be parties to non-disclosure agreements and restrict us from engaging in certain transactions.

Our relationship with some of our portfolio companies may expose us to our portfolio companies’ trade secrets and confidential information (including transactional data and personal data about their employees and clients) which may require us to be parties to non-disclosure agreements and restrict us from engaging in certain transactions. Unauthorized access or disclosure of such information may occur, resulting in theft, loss or other misappropriation. Any theft, loss, improper use, such as insider trading or other misappropriation of confidential information could have a material adverse impact on our competitive positions, our relationship with our portfolio companies and our reputation and could subject us to regulatory inquiries, enforcement and fines, civil litigation (which may cause us to incur significant expense or expose us to losses) and possible financial liability or costs.

Portfolio company litigation could result in additional costs, the diversion of management time and resources and have an adverse impact on the fair value of our investment.

To the extent that litigation arises with respect to any of our portfolio companies, we may be named as a defendant, which could result in additional costs and the diversion of management time and resources. Furthermore, if we are providing managerial assistance to the portfolio company or have representatives on the portfolio company’s board of directors, our costs and diversion of our management’s time and resources in assessing the portfolio company could be substantial in light of any such litigation regardless of whether we are named as a defendant. In addition, litigation involving a portfolio company may be costly and affect the operations of the portfolio company’s business, which could in turn have an adverse impact on the fair value of our investment in such company.

We may not be able to realize our entire investment on equipment-based loans, if any, in the case of default.

We may from time-to-time provide loans that will be collateralized only by equipment of the portfolio company. If the portfolio company defaults on the loan we would take possession of the underlying equipment to satisfy the outstanding debt. The residual value of the equipment at the time we would take possession may not be sufficient to satisfy the outstanding debt and we could experience a loss on the disposition of the equipment.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Our total investments at value in foreign companies were approximately $209.4 million or 14.0% of total investments at March 31, 2018. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility, among other things.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, restrictions and provisions in any future credit facilities may limit our ability to make distributions. As a RIC, if we do not distribute at least a certain percentage of our income each taxable year as dividends for U.S. federal income tax purposes to our stockholders, we will suffer adverse tax consequences, including the inability to be subject to tax as a RIC. We cannot assure you that you will receive distributions at a particular level or at all.

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity or need to increase our investment in a successful situation or attempt to preserve or enhance the value of our initial investment, for example, the exercise of a warrant to purchase common stock, or a negative situation, to protect an existing investment. We have the discretion to make any follow-on investments, subject to the availability of capital resources and regulatory considerations. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Any decision we make not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation and may dilute our equity interest or otherwise reduce the expected yield on our investment. Moreover, a follow-on investment may limit the number of companies in which we can make initial investments. In determining whether to make a follow-on investment, our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments and this could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

The lack of liquidity in our investments may adversely affect our business and, if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally invest in debt securities with terms of up to seven years and hold such investments until maturity, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We invest and expect to continue investing in companies whose securities have no established trading market and whose securities are and will be subject to legal and other restrictions on resale or whose securities are and will be less liquid than are publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our qualification as a business development company and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases, portfolio companies will be permitted to incur other debt, or issue other equity securities, that rank equally with, or senior to, our investment. Such instruments may provide that the holders thereof are entitled to receive payment of distributions, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company might not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on a pari passu basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

Our warrant and equity-related investments are highly speculative, and we may not realize gains from these investments. If our warrant and equity-related investments do not generate gains, then the return on our invested capital will be lower than it would otherwise be, which could result in a decline in the value of shares of our common stock.

When we invest in debt securities, we generally expect to acquire warrants or other equity-related securities as well. Our goal is ultimately to dispose of these equity interests and realize gains upon disposition of such interests. Over time, the gains that we realize on these equity interests may offset, to some extent, losses that we experience on defaults under debt and other securities that we hold. However, the equity interests that we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses that we experience. In addition, we anticipate that approximately 50% of our warrants may not realize and exit or generate any returns. Furthermore, because of the financial reporting requirements under GAAP, of those approximately 50% of warrants that we do not realize and exit, the assigned costs to the initial warrants may lead to realized write-offs when the warrants either expire or are not exercised.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

During the three-months ended March 31, 2018, we received debt investment early principal repayments and pay down of working capital debt investments of approximately $273.3 million. We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay distributions, could adversely affect our results of operation and financial condition and cause the loss of all or part of your investment.

We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Our loans could be subject to equitable subordination by a court which would increase our risk of loss with respect to such loans or we could be subject to lender liability claims.

Courts may apply the doctrine of equitable subordination to subordinate the claim or lien of a lender against a borrower to claims or liens of other creditors of the borrower, when the lender or its affiliates is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lender or its affiliates is found to have exerted inappropriate control over a client, including control resulting from the ownership of equity interests in a client or providing of significant managerial assistance. We have made direct equity investments or received warrants in connection with loans. These investments represent approximately 9.9% of the outstanding value of our investment portfolio as of March 31, 2018. Payments on one or more of our loans, particularly certain loans to clients in which we also hold equity interests, may be subject to claims of equitable subordination. If we were deemed to have the ability to control or otherwise exercise influence over the business and affairs of one or more of our portfolio companies resulting in economic hardship to other creditors of that company, this control or influence may constitute grounds for equitable subordination and a court may treat one or more of our loans as if it were unsecured or common equity in the portfolio company. In that case, if the portfolio company were to liquidate, we would be entitled to repayment of our loan on a pro-rata basis with other unsecured debt or, if the effect of subordination was to place us at the level of common equity, then on an equal basis with other holders of the portfolio company’s common equity only after all of its obligations relating to its debt and preferred securities had been satisfied.

In addition to these risks, in the event we elect to convert our debt position to equity, or otherwise take control of a portfolio company (such as through placing a member of our management team on its board of directors), as part of a restructuring, we face additional risks acting in that capacity. It is not uncommon for unsecured, or otherwise unsatisfied creditors, to sue parties that elect to use their debt positions to later control a company following a restructuring or bankruptcy. Apart from lawsuits, key customers and suppliers might act in a fashion contrary to the interests of a portfolio company if they were left unsatisfied in a restructuring or bankruptcy. Any combination of these factors might lead to the loss in value of a company subject to such activity and may divert the time and attention of our management team and investment team to help to address such issues in a portfolio company.

The potential inability of our portfolio companies’ in the healthcare industry to charge desired prices with respect to prescription drugs could impact their revenues and in turn their ability to repay us.

Some of our portfolio companies in the healthcare industry are subject to risks associated with the pricing for prescription drugs. It is uncertain whether customers of our healthcare industry portfolio companies will continue to utilize established prescription drug pricing methods, or whether other pricing benchmarks will be adopted for establishing prices within the industry. Legislation may lead to changes in the pricing for Medicare and Medicaid programs. Regulators have conducted investigations into the use of prescription drug pricing methods for federal program payment, and whether such methods have inflated drug expenditures by the Medicare and Medicaid programs. Federal and state proposals have sought to change the basis for calculating payment of certain drugs by the Medicare and Medicaid programs. Additionally, President Trump has taken actions and made statements that suggest he plans to seek repeal of all or portions of the Affordable Care Act, or the ACA. There is currently uncertainty with respect to the impact any such repeal may have and any resulting changes may take time to unfold, which could have an impact on coverage and reimbursement for healthcare items and services covered by plans that were authorized by the ACA. We cannot predict the ultimate content, timing or effect of any such legislation or executive action or the impact of potential legislation or executive action on us. Any changes to the method for calculating prescription drug costs may reduce the revenues of our portfolio companies in the healthcare industry which could in turn impair their ability to timely make any principal and interest payments owed to us.

Risks Related to Our Securities

Investing in shares of our common stock involves an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Our common stock may trade below its NAV per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its NAV per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If our common stock trades below NAV, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below NAV is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV.

Provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws contain provisions that may have the effect of discouraging, delaying, or making difficult a change in control of our company or the removal of our incumbent directors. Under our charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock in connection with a takeover.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale (including as a result of the conversion of our 2022 Convertible Notes, issued in January 2017, into common stock), could adversely affect the prevailing market prices for our common stock, which may also lead to further dilution of our earnings per share. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

We may periodically obtain the approval of our stockholders to issue shares of our common stock at prices below the then current NAV per share of our common stock. If we receive such approval from the stockholders, we may issue shares of our common stock at a price below the then current NAV per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our NAV per share.

We may periodically obtain the approval of our stockholders to issue shares of our common stock at prices below the then current NAV per share of our common stock. Such approval has allowed and may again allow us to access the capital markets in a way that we typically are unable to do as a result of restrictions that, absent stockholder approval, apply to business development companies under the 1940 Act. Any decision to sell shares of our common stock below the then current NAV per share of our common stock is subject to the determination by our Board of Directors that such issuance and sale is in our and our stockholders’ best interests.

Any sale or other issuance of shares of our common stock at a price below NAV per share has resulted and will continue to result in an immediate dilution to your interest in our common stock and a reduction of our NAV per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our NAV per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our NAV per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offering that we make at a price below our then current NAV in the future in a prospectus supplement issued in connection with any such offering. We cannot predict whether shares of our common stock will trade above, at or below our NAV.

If we conduct an offering of our common stock at a price below NAV, investors are likely to incur immediate dilution upon the closing of the offering.

We are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, sell our common stock, at a price below the current NAV of the common stock, or sell warrants, options or other rights to acquire such common stock, at a price below the current NAV of the common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders and our stockholders have approved the practice of making such sales.

In connection with the receipt of such stockholder approval, we will limit the number of shares that it issues at a price below NAV pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of NAV per share. If we were to issue shares at a price below NAV, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the NAV per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

In addition, if we determined to conduct additional offerings in the future there may be even greater dilution if we determine to conduct such offerings at prices below NAV. As a result, investors will experience further dilution and additional discounts to the price of our common stock. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect of an offering cannot be predicted. We did not sell any of our securities at a price below NAV during the three-months ended March 31, 2018.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

If we issue preferred stock, debt securities or convertible debt securities, the NAV and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the NAV and market value of our common stock to become more volatile. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the NAV of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in NAV would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or our current investment income might not be sufficient to meet the distribution requirements on the preferred stock or the interest payments on the debt securities. If we do not maintain our required asset coverage ratios, we may not be permitted to declare dividend distributions. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the Board of Directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our ability to be subject to tax as a RIC.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If you are holding debt securities issued by the Company and such securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if you are holding debt securities issued by the Company and such securities are subject to mandatory redemption, we may be required to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

On October 24, 2017, our Board of Directors approved a redemption of $75.0 million of the outstanding aggregate principal amount of the 2024 Notes, which were redeemed on November 23, 2017. Further, on February 9, 2018, our Board of Directors approved a redemption of $100.0 million of the remaining outstanding aggregate principal amount of the 2024 Notes, which were redeemed on April 2, 2018. We may redeem the remaining 2024 Notes at any time prior to maturity, the 2022 Notes after September 23, 2022, and the 2025 Notes after April 30, 2021 at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments. If we choose to redeem the 2022 Notes, 2024 Notes, or 2025 Notes when the fair market value of the 2022 Notes, 2024 Notes, or 2025 Notes is above par value, you would experience a loss of any potential premium.

Our shares may trade at discounts from NAV or at premiums that are unsustainable over the long term.

Shares of business development companies may trade at a market price that is less than the NAV that is attributable to those shares. Our shares have historically traded above and below our NAV. The possibility that our shares of common stock will trade at a discount from NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV may decrease. It is not possible to predict whether our shares will trade at, above or below NAV in the future.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed herein on the market value of or trading market for the publicly issued debt securities.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or our debt securities, if any, or change in the debt markets could cause the liquidity or market value of our debt securities to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our outstanding debt and equity securities. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of such debt and equity securities. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion.

Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of our debt and equity securities of any changes in our credit ratings. There can be no assurance that a credit rating will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely if future circumstances relating to the basis of the credit rating, such as adverse changes in our company, so warrant. An increase in the competitive environment, inability to cover distributions, or increase in leverage could lead to a downgrade in our credit ratings and limit our access to the debt and equity markets capability impairing our ability to grow the business. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future.

Investors in offerings of our common stock will likely incur immediate dilution upon the closing of an offering pursuant to this prospectus.

We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering. We currently have an incentive plan and may in the future implement additional incentive plans or retention plans. To the extent equity is issued under any of these plans, stockholders’ ownership interest will be diluted.

Our stockholders may experience dilution upon the conversion of our 2022 Convertible Notes.

Our 2022 Convertible Notes, issued in January 2017, are convertible into shares of our common stock beginning on August 1, 2021 or, under certain circumstances, earlier. Upon conversion of the 2022 Convertible Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. The initial conversion price of the 2022 Convertible Notes is $16.41, subject to adjustment in certain circumstances. If we elect to deliver shares of common stock upon a conversion at the time our NAV per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the 2022 Convertible Notes and any distributions paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

All distributions in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Our distribution proceeds may exceed our earnings. Therefore, portions of the distributions that we make may represent a return of capital to stockholders, which will lower their tax basis in their shares.

The tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a taxable year generally will not finally be determined until after the end of that taxable year. We may make distributions during a taxable year that exceed our investment company taxable income, determined without regard to any deduction for dividends paid, and net capital gains for that taxable year. In such a situation, the amount by which our total distributions exceed investment company taxable income, determined without regard to any deduction for dividends paid, and net capital gains generally would be treated as a return of capital up to the amount of a stockholder’s tax basis in the shares, with any amounts exceeding such tax basis generally treated as a gain from the sale or exchange of such shares. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover, we may pay all or a substantial portion of our distributions from the proceeds of the sale of shares of our common stock or from borrowings in anticipation of future cash flow, which could constitute a return of stockholders’ capital and will lower such stockholders’ tax basis in our shares, which may result in increased tax liability to stockholders when they sell such shares. The tax liability to stockholders upon the sale of shares may increase even if such shares are sold at a loss.

Our common stock price has been and continues to be volatile and may decrease substantially.

As with any company, the price of our common stock will fluctuate with market conditions and other factors, which include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;

•	any inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the financial performance of specific industries in which we invest in on a recurring basis;

•	announcement of strategic developments, acquisitions, and other material events by us or our competitors, or operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs, SBICs or business development companies;

•	losing our ability to either qualify or be subject to U.S. federal income tax as a RIC;

•	actual or anticipated changes in our earnings or fluctuations in our operating results, or changes in the expectations of securities analysts;

•	changes in the value of our portfolio of investments;

•	realized losses in investments in our portfolio companies;

•	general economic conditions and trends;

•	inability to access the capital markets;

•	loss of a major funded source; or

•	departure of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and could divert management’s attention and resources from our business.

We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

Delays in investing the net proceeds raised in an offering or from exiting an investment or other capital may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering or from exiting an investment or other capital on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions and the amount of the capital, it may take us a substantial period of time to invest substantially all the capital in securities meeting our investment objective. During this period, we will invest the capital primarily in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less or use the net proceeds from such offerings to reduce then-outstanding debt obligations, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering or from exiting an investment or other capital are invested in new securities meeting our investment objective, the market price for our securities may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our NAV per share, then you will experience an immediate dilution of the aggregate NAV of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the NAV per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not have, and may never develop, an established trading market. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

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market rates of interest higher or lower than rates borne by the debt securities. You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

The 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, while the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes remain senior in priority to our equity securities, they are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes.

The 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes are obligations exclusively of Hercules Capital, Inc. and not of any of our subsidiaries. None of our subsidiaries are or act as guarantors of the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes and the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Our secured indebtedness with respect to the SBA debentures is held through our SBIC subsidiaries. The assets of any such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including holders of preferred stock, if any, of our subsidiaries) will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. As a result of not having a direct claim against any of our subsidiaries, the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes are structurally subordinated to all indebtedness and other liabilities (including trade payables) of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes.

The respective indentures under which the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes were issued contain limited protections for the holders of the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes.

The indenture under which 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes were issued offers limited protections to the holders of the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes. The terms of the respective indentures and the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on an investment in the 2022 Notes, 2024 Notes, 2025 Notes or 2022 Convertible Notes. In particular, the terms of the respective indentures and the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes do not place any restrictions on our or our subsidiaries’ ability to:

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issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the 2022 Notes, 2024 Notes or 2022 Convertible Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the 2022 Notes, 2024 Notes or 2022 Convertible Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore would rank structurally senior to the 2022 Notes, 2024 Notes or 2022 Convertible Notes and (4) securities, indebtedness or other obligations issued or incurred by our subsidiaries that would be senior in right of payment to our equity interests in our subsidiaries and therefore would rank structurally senior in right of payment to the 2022 Notes, 2024 Notes or 2022 Convertible Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect to any exemptive relief granted to us by the SEC (currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150%, subject to certain approval and disclosure requirements) after such borrowings);

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pay distributions on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the 2022 Notes, 2024 Notes or 2022 Convertible Notes, in each case other than distributions, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another business development company (or to us if we determine to seek such similar no-action or other relief) permitting the business development company to declare any cash distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the business development company’s status as a regulated investment company under Subchapter M of the Code (currently, these provisions generally prohibit us from declaring any cash distributions upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% (or 150%, subject to certain approval and disclosure requirements) at the time of the declaration of the distribution or the purchase and after deducting the amount of such distribution or purchase);

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of distributions or other amounts to us from our subsidiaries.

In addition, the indenture and the 2024 Notes and 2025 Notes do not require us to purchase the 2024 Notes or 2025 Notes in connection with a change of control or any other event.

Furthermore, the terms of the respective indentures and the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes do not protect their respective holders in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity, except as required under the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes may have important consequences for their holders, including making it more difficult for us to satisfy our obligations with respect to the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes or negatively affecting their trading value.

Certain of our current debt instruments include more protections for their respective holders than the indenture and 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes. See “—In addition to regulatory requirements that restrict our ability to raise capital, our 2022 Notes, 2024 Notes, 2025 Notes, 2022 Convertible Notes, and Credit Facilities contain various covenants which, if not complied with, could require accelerated repayment under the facility or require us to repurchase the 2022 Notes, 2024 Notes, 2025 Notes, or 2022 Convertible Notes thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.” In addition, other debt we issue or incur in the future could contain more protections for its holders than the respective indentures and the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the 2022 Notes, 2024 Notes, 2025 Notes and 2022 Convertible Notes.

An active trading market for the 2024 Notes or 2025 Notes may not develop or be sustained, which could limit the market price of the 2024 Notes and 2025 Notes or your ability to sell them.

Although the 2024 Notes and 2025 Notes are listed on the NYSE under the symbols “HTGX” and “HCXZ,” respectively, we cannot provide any assurances that an active trading market will develop or be sustained for the 2024 Notes or 2025 Notes or that the 2024 Notes or 2025 Notes will be able to be sold. At various times, the 2024 Notes or 2025 Notes may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market is not sustained, the liquidity and trading price for the 2024 Notes or 2025 Notes may be harmed.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the 2022 Notes, 2024 Notes, 2025 Notes or 2022 Convertible Notes.

Any default under the agreements governing our indebtedness, including a default under the Wells Facility, the Union Bank Facility, 2022 Notes, 2024 Notes, 2025 Notes, 2022 Convertible Notes, 2021 Asset-Backed Notes or other indebtedness to which we may be a party, that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness, could make us unable to pay principal, premium, if any, and interest on any of our indebtedness, including the 2022 Notes, 2024 Notes, 2025 Notes, 2022 Convertible Notes or 2021 Asset-Backed Notes and substantially decrease the market value of the 2022 Notes,

2024 Notes, 2025 Notes, 2022 Convertible Notes and 2021 Asset-Backed Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Wells Facility and the Union Bank Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the Wells Facility or Union Bank Facility or the required holders of our 2022 Notes, 2024 Notes, 2025 Notes, 2022 Convertible Notes, or 2021 Asset-Backed Notes or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Wells Facility, Union Bank Facility, 2022 Notes, 2024 Notes, 2025 Notes, 2022 Convertible Notes, 2021 Asset-Backed Notes or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default under the Wells Facility, Union Bank Facility, 2022 Notes, 2024 Notes, 2025 Notes, 2022 Convertible Notes, 2021 Asset-Backed Notes or other debt, the lenders or holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the Wells Facility and the Union Bank Facility, could proceed against the collateral securing the debt. Because the Wells Facility and the Union Bank Facility have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the 2022 Notes, 2024 Notes, 2025 Notes, 2022 Convertible Notes, Wells Facility, Union Bank Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus, as well as in future oral and written statements by management of Hercules Capital, Inc. that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our current and future management structure;

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company, a SBIC and a RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements.”

USE OF PROCEEDS

We intend to use the net proceeds from selling our securities to fund investments in debt and equity securities in accordance with our investment objectives, to make acquisitions, to retire certain debt obligations and for other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NYSE under the symbol “HTGC.”

The following table sets forth the range of high and low sales prices of our common stock, the sales price as a percentage of NAV and the distributions declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

		Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Distribution per Share
	NAV(1)	High	Low
2016
First quarter	$9.81	$12.39	$10.03	26.3%	2.2%	$0.310
Second quarter	$9.66	$12.43	$11.74	28.7%	21.6%	$0.310
Third quarter	$9.86	$14.00	$12.42	41.9%	25.9%	$0.310
Fourth quarter	$9.90	$14.25	$12.90	43.9%	30.2%	$0.310
2017
First quarter	$9.76	$15.43	$14.12	58.1%	44.7%	$0.310
Second quarter	$9.87	$15.56	$12.66	57.6%	28.3%	$0.310
Third quarter	$10.00	$13.50	$12.04	35.0%	20.4%	$0.310
Fourth quarter	$9.96	$13.94	$12.44	39.9%	24.9%	$0.310
2018
First quarter	$9.72	$13.25	$11.89	36.3%	22.3%	$0.310
Second quarter (through May 29, 2018)	*	$12.64	$11.99	*	*	**

(1)

NAV per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

*	Net asset value has not yet been calculated for this period.
**	Cash distribution per share has not yet been determined for this period.

The last reported price for our common stock on May 29, 2018 was $12.40 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. At times, our shares of common stock have traded at a premium to NAV and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below NAV.

Distributions

The following table summarizes our distributions declared and paid, to be paid or reinvested on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
Cumulative distributions declared and paid prior to January 1, 2016			$11.23
February 17, 2016	March 7, 2016	March 14, 2016	0.31
April 27, 2016	May 16, 2016	May 23, 2016	0.31
July 27, 2016	August 15, 2016	August 22, 2016	0.31
October 24, 2016	November 14, 2016	November 21, 2016	0.31
February 16, 2017	March 6, 2017	March 13, 2017	0.31
April 26, 2017	May 15, 2017	May 22, 2017	0.31
July 26, 2017	August 14, 2017	August 21, 2017	0.31
October 25, 2017	November 13, 2017	November 20, 2017	0.31
February 14, 2018	March 5, 2018	March 12, 2018	0.31
April 25, 2018	May 14, 2018	May 21, 2018	0.31

			$14.33

On April 25, 2018, the Board of Directors declared a cash distribution of $0.31 per share to be paid on May 21, 2018 to stockholders of record as of May 14, 2018. This distribution represents our fifty-first consecutive distribution since our IPO, bringing the total cumulative distribution to date to $14.33 per share.

Our Board of Directors maintains a variable distribution policy with the objective of distributing four quarterly distributions in an amount that approximates 90—100% of our taxable quarterly income or potential annual income for a particular taxable year. In addition, at the end of our taxable year, our Board of Directors may choose to pay an additional special distribution, or fifth distribution, so that we may distribute approximately all of our annual taxable income in the taxable year in which it was earned, or may elect to maintain the option to spill over our excess taxable income into the following taxable year as part of any future distribution payments.

Distributions from our taxable income (including gains) to a stockholder generally will be treated as a dividend for U.S. federal income tax purposes to the extent of such stockholder’s allocable share of our current or accumulated earnings and profits. Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of a stockholder’s tax basis in our shares, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our taxable year based upon our taxable income for the full taxable year and distributions paid for the full taxable year. As a result, any determination of the tax attributes of our distributions made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full taxable year. Of the distributions declared during the fiscal years ended December 31, 2017, 2016, and 2015, 100% were distributions derived from our current and accumulated earnings and profits.

During the three months ended March 31, 2018, we declared a distribution of $0.31 per share. If we had determined the tax attributes of our distributions year-to-date as of March 31, 2018, 100% would be from our current and accumulated earnings and profits. However, there can be no certainty to stockholders that this determination is representative of the what tax attributes of our 2018 distributions to stockholders will actually be.

We maintain an “opt out” dividend reinvestment plan that provides for reinvestment of our distribution on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

Shortly after the close of each calendar year information identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution, if any) will be provided to the IRS and our stockholders subject to information reporting. To the extent our taxable earnings fall below the total amount of our distributions for any taxable year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We expect to qualify to be subject to tax as a RIC under Subchapter M of the Code. In order to be subject to tax as a RIC, we are required to satisfy certain annual gross income and quarterly asset composition tests, as well as make distributions to our stockholders each taxable year treated as dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of our investment company taxable income, determined without regard to any deduction for dividends paid, plus our net tax-exempt income, if any. Upon being eligible to be subject to tax as a RIC, we would be entitled to deduct such distributions we pay to our stockholders in determining the overall components of our “taxable income.” Components of our taxable income include our taxable interest, dividend and fee income, reduced by certain deductions, as well as taxable net realized securities gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes net unrealized appreciation or depreciation as such gains or losses are not included in taxable income until they are realized. In connection with maintaining our ability to be subject to tax as a RIC, among other things, we have made and intend to continue to make the requisite distributions to our stockholders each taxable year, which generally should relieve us from corporate-level U.S. federal income taxes.

As a RIC, we will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income and gains unless we make distributions treated as dividends for U.S. federal income tax purposes in a timely manner to our stockholders in respect of each calendar year of an amount generally at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (the “Excise Tax Avoidance Requirement”). We will not be subject to this excise tax on any amount on which we incurred U.S. federal corporate income tax (such as the tax imposed on a RIC’s retained net capital gains).

Depending on the level of taxable income earned in a taxable year, we may choose to carry over taxable income in excess of current taxable year distributions treated as dividends for U.S. federal income tax purposes from such taxable income into the next taxable year and incur a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of distributions treated as dividends for U.S. federal income tax purposes paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next taxable year, distributions declared and paid by us in a taxable year may differ from our taxable income for that taxable year as such distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.” Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

We intend to distribute 100% of our spillover earnings, which consists of ordinary income, from the year ended December 31, 2017 to our stockholders during 2018.

RATIO OF EARNINGS TO FIXED CHARGES

The following contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the three months ended March 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013
Earnings to Fixed Charges(1)	1.56	2.70	2.85	2.16	3.10	3.83

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in stockholders’ equity resulting from operations plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.

Overview

We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences, and sustainable and renewable technology industries. We source our investments through our principal office located in Palo Alto, CA, as well as through our additional offices in Boston, MA, New York, NY, Washington, DC, Hartford, CT, and San Diego, CA.

Our goal is to be the leading structured debt financing provider for venture capital-backed companies in technology-related industries requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology and to offer a full suite of growth capital products. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We invest primarily in private companies but also have investments in public companies.

We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or other rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company. We also provide “unitranche” loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments. Our primary business objectives are to increase our net income, net operating income and NAV by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related industries with attractive current yields and the potential for equity appreciation and realized gains. Our equity ownership in our portfolio companies may exceed 25% of the voting securities of such companies, which represents a controlling interest under the 1940 Act. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related industries is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We also make investments in qualifying small businesses through our two wholly-owned SBICs. Our SBIC subsidiaries, HT II and HT III, hold approximately $113.1 million and $285.8 million in assets, respectively, and accounted for approximately 5.7% and 14.4% of our total assets, respectively, prior to consolidation at March 31, 2018. In aggregate, at March 31, 2018, with our net investment of $118.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. At March 31, 2018, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries.

We have qualified as and have elected to be treated for tax purposes as a RIC under Subchapter M of the Code. Pursuant to this election, we generally will not be subject to corporate-level taxes on any income and gains that we distribute as dividends for federal income tax purposes to our stockholders. However, our qualification and election to be treated as a RIC requires that we comply with provisions contained in Subchapter M of the Code. For example, as a RIC we must earn 90% or more of our gross income during each taxable year from qualified sources, typically referred to as “good income,” as well as satisfy certain quarterly asset diversification and annual income distribution requirements.

We are an internally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” which includes securities of private U.S. companies, cash, cash equivalents and high-quality debt investments that mature in one year or less.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology related companies at various stages of their development. Consistent with requirements under the 1940 Act, we invest primarily in United-States based companies and to a lesser extent in foreign companies.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We, our subsidiaries or our affiliates may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors and required regulatory or third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

Portfolio and Investment Activity

The total fair value of our investment portfolio was approximately $1.5 billion at both March 31, 2018 and December 31, 2017. The fair value of our debt investment portfolio at March 31, 2018 was approximately $1.3 billion, compared to a fair value of approximately $1.4 billion December 31, 2017. The fair value of the equity portfolio at March 31, 2018 was approximately $114.0 million, compared to a fair value of approximately $89.4 million at December 31, 2017. The fair value of the warrant portfolio at March 31, 2018 was approximately $33.3 million, compared to a fair value of approximately $36.8 million at December 31, 2017.

Portfolio Activity

Our investments in portfolio companies take a variety of forms, including unfunded contractual commitments and funded investments. From time to time, unfunded contractual commitments depend upon a portfolio company reaching certain milestones before the debt commitment is available to the portfolio company, which is expected to affect our funding levels. These commitments are subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments that we hold. Debt commitments generally fund over the two succeeding quarters from close. Not all debt commitments represent future cash requirements. Similarly, unfunded contractual commitments may expire without being drawn and thus do not represent future cash requirements.

Prior to entering into a contractual commitment, we generally issue a non-binding term sheet to a prospective portfolio company. Non-binding term sheets are subject to completion of our due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. These non-binding term sheets generally convert to contractual commitments in approximately 90 days from signing. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Our portfolio activity for the three months ended March 31, 2018 and the year ended December 31, 2017 was comprised of the following:

(in millions)	March 31, 2018	December 31, 2017
Debt Commitments(1)
New portfolio company	$232.6	$773.2
Existing portfolio company	5.0	98.8

Total	$237.6	$872.0

Funded and Restructured Debt Investments(2)
New portfolio company	$162.6	$578.9
Existing portfolio company	45.0	175.9

Total	$207.6	$754.8

Funded Equity Investments
New portfolio company	$27.4	7.1
Existing portfolio company	1.3	2.9

Total	$28.7	$10.0

Unfunded Contractual Commitments(3)
Total	$51.9	$73.6

Non-Binding Term Sheets
New portfolio company	$146.0	$122.0
Existing portfolio company	28.0	—

Total	$174.0	$122.0

(1)	Includes restructured loans and renewals in addition to new commitments.
(2)	Funded amounts include borrowings on revolving facilities.
(3)

Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.

We receive principal payments on our debt investment portfolio based on scheduled amortization of the outstanding balances. In addition, we receive principal repayments for some of our loans prior to their scheduled maturity date. The frequency or volume of these early principal repayments may fluctuate significantly from period to period. During the three months ended March 31, 2018, we received approximately $273.3 million in aggregate principal repayments. Of the approximately $273.3 million of aggregate principal repayments, approximately $29.8 million were scheduled principal payments and approximately $243.5 million were early principal repayments related to 12 portfolio companies. Of the approximately $243.5 million early principal repayments, approximately $18.5 million were early repayments due to merger and acquisition transactions for two portfolio companies.

Total portfolio investment activity (inclusive of unearned income and excluding activity related to taxes payable, and escrow receivables) as of and for the three months ended March 31, 2018 and the year ended December 31, 2017 was as follows:

(in millions)	March 31, 2018	December 31, 2017
Beginning portfolio	$1,542.2	$1,423.9
New fundings and restructures	236.3	764.8
Warrants not related to current period fundings	(0.10)	0.6
Principal payments received on investments	(29.8)	(119.5)
Early payoffs	(243.5)	(505.6)
Accretion of loan discounts and paid-in-kind principal	8.2	36.5
Net acceleration of loan discounts and loan fees due to early payoff or restructure	(5.3)	(8.1)
New loan fees	(2.8)	(9.8)
Sale of investments	—	(11.0)
Loss on investments due to write offs	(6.5)	(39.6)
Net change in unrealized appreciation (depreciation)	(15.1)	10.0

Ending portfolio	$1,483.6	$1,542.2

As of March 31, 2018, we held warrants or equity positions in three companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings. All three companies filed confidentially under the JOBS Act. There can be no assurance that companies that have yet to complete their initial public offerings will do so in a timely manner or at all.

Changes in Portfolio

We generate revenue in the form of interest income, primarily from our investments in debt securities, and commitment and facility fees. Interest income is recognized in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $12.0 million to $40.0 million, although we may make investments in amounts above or below that range. As of March 31, 2018, our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from 5.1% to 14.5%. In addition to the cash yields received on our debt investments, in some instances, our debt investments may also include any of the following: exit fees, balloon payment fees, commitment fees, success fees, payment-in-kind (“PIK”) provisions or prepayment fees which may be required to be included in income prior to receipt.

Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the investment. In addition, our loans may include an interest-only period ranging from three to eighteen months or longer. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. We recognize nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. We had approximately $33.0 million of unamortized fees at March 31, 2018, of which approximately $28.8 million was included as an offset to the cost basis of our current debt investments and approximately $4.2 million was deferred contingent upon the occurrence of a funding or milestone. At December 31, 2017, we had approximately $33.3 million of unamortized fees, of which approximately

$29.3 million was included as an offset to the cost basis of our current debt investments and approximately $4.0 million was deferred contingent upon the occurrence of a funding or milestone.

Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. At March 31, 2018, we had approximately $22.9 million in exit fees receivable, of which approximately $20.4 million was included as a component of the cost basis of our current debt investments and approximately $2.5 million was a deferred receivable related to expired commitments. At December 31, 2017, we had approximately $27.5 million in exit fees receivable, of which approximately $23.9 million was included as a component of the cost basis of our current debt investments and approximately $3.6 million was a deferred receivable related to expired commitments.

We have debt investments in our portfolio that contain a PIK provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is recorded as interest income and added to the principal balance of the loan on specified capitalization dates. To maintain our ability to be subject to tax as a RIC, this non-cash source of income must be distributed to stockholders with other sources of income in the form of dividend distributions even though we have not yet collected the cash. Amounts necessary to pay these distributions may come from available cash or the liquidation of certain investments. We recorded approximately $2.3 million and $2.2 million in PIK income in the three months ended March 31, 2018 and 2017, respectively.

The core yield on our debt investments, which excludes the effects of fee and income accelerations attributed to early payoffs, restructuring, loan modifications and other one-time events and includes income from expired commitments, was 11.9% and 12.2% during the three months ended March 31, 2018 and 2017, respectively. The effective yield on our debt investments, which includes the effects of fee and income accelerations attributed to early payoffs, restructuring, loan modifications and other one-time events, was 14.3% and 13.4% for the three months ended March 31, 2018 and 2017, respectively. The effective yield is derived by dividing total investment income by the weighted average earning investment portfolio assets outstanding during the quarter, excluding non-interest earning assets such as warrants and equity investments. Both the core yield and effective yield may be higher than what our common stockholders may realize as the core yield and effective yield do not reflect our expenses and any sales load paid by our common stockholders. The total yield on our investment portfolio was 12.5% and 12.3% during the three months ended March 31, 2018 and 2017, respectively. The total yield is derived by dividing total investment income by the weighted average investment portfolio assets outstanding during the quarter, including non-interest earning assets such as warrants and equity investments at amortized cost.

The total return for our investors was approximately -5.4% and 9.5% during the three months ended March 31, 2018 and 2017, respectively. The total return equals the change in the ending market value over the beginning of the period price per share plus distributions paid per share during the period, divided by the beginning price assuming the distribution is reinvested on the date of the distribution. The total return does not reflect any sales load that must be paid by investors. See “Note 9—Financial Highlights” included in the notes to our consolidated financial statements appearing elsewhere in this prospectus.

Portfolio Composition

Our portfolio companies are primarily privately held companies and public companies which are active in the software, drug discovery & development, internet consumer & business services, sustainable and renewable technology, drug delivery, healthcare services, medical devices & equipment, media/content/info, diversified financial services, information services, electronics & computer hardware, consumer & business products, surgical devices, communications & networking, biotechnology tools, semiconductors, diagnostic and specialty pharmaceuticals industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value for companies in these sectors is often vested in intangible assets and intellectual property.

As of March 31, 2018, approximately 78.1% of the fair value of our portfolio was composed of investments in five industries: 26.5% investments in the software industry, 26.1% investments in the drug discovery & development industry, 12.0% investments in the internet consumer & business services industry, 7.8% investments in the sustainable and renewable technology industry, and 5.7% investments in the drug delivery.

Industry and sector concentrations vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity and warrants or other equity-related interests, can fluctuate materially when a loan is paid off or a warrant or equity interest is sold. Revenue recognition in any given year can be highly concentrated in several portfolio companies.

For the three months ended March 31, 2018 and the year ended December 31, 2017, our ten largest portfolio companies represented approximately 29.7% and 34.6% of the total fair value of our investments in portfolio companies, respectively. At March 31, 2018 and December 31, 2017, we had five and seven investments, respectively, that represented 5% or more of our net assets. At March 31, 2018, we had seven equity investments representing approximately 64.9% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments. At December 31, 2017, we had nine equity investments which represented approximately 67.1% of the total fair value of our equity investments, and each represented 5% or more of the total fair value of our equity investments.

As of March 31, 2018, approximately 96.5% of the debt investment portfolio was priced at floating interest rates or floating interest rates with a Prime or LIBOR-based interest rate floor. As a result, we believe we are well positioned to benefit should market interest rates continue to rise.

As of March 31, 2018, 85.6% of our debt investments were in a senior secured first lien position, 13.4% were secured by a senior second priority security interest in all of the portfolio company’s assets, other than intellectual property, and the remaining 1.0% were unsecured as a result of the terms of the acquisition of two of our portfolio companies. In the majority of cases, we collateralize our investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, we may obtain a negative pledge covering a company’s intellectual property.

At March 31, 2018, of the approximately 85.6% of our debt investments in a senior secured first lien position, 48.0% were secured by a first priority security in all of the assets of the portfolio company, including its intellectual property, 33.3% were secured by a first priority security in all of the assets of the portfolio company and the portfolio company was prohibited from pledging or encumbering its intellectual property, or subject to a negative pledge. Another 1.7% of the Company’s debt investments were senior secured by the equipment of the portfolio company, and 2.6% were in a first lien “last-out” senior secured position with security interest in all assets of the portfolio company whereby the “last-out” loans will be subordinated to the “first-out” portion of the unitranche loan in a liquidation, sale or other disposition.

Our investments in senior secured debt with warrants have detachable equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. These features are treated as OID and are accreted into interest income over the term of the loan as a yield enhancement. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price generally equal to the most recent equity financing round. As of March 31, 2018, we held warrants in 134 portfolio companies, with a fair value of approximately $33.3 million. The fair value of our warrant portfolio decreased by approximately $3.5 million, as compared to a fair value of $36.8 million at December 31, 2017 primarily related to the slight decrease in portfolio companies and valuation of the portfolio.

Our existing warrant holdings would require us to invest approximately $84.0 million to exercise such warrants as of March 31, 2018. Warrants may appreciate or depreciate in value depending largely upon the underlying portfolio company’s performance and overall market conditions. Of the warrants that we have monetized since inception, we have realized multiples in the range of approximately 1.02x to 29.06x based on the historical rate of return on our investments. However, our warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may experience losses from our warrant portfolio.

Portfolio Grading

We use an investment grading system, which grades each debt investment on a scale of 1 to 5 to characterize and monitor our expected level of risk on the debt investments in our portfolio with 1 being the highest quality. The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of March 31, 2018 and December 31, 2017, respectively:

(in thousands)	March 31, 2018			December 31, 2017
Investment Grading	Number of Companies	Debt Investments at Fair Value	Percentage of Total Portfolio	Number of Companies	Debt Investments at Fair Value	Percentage of Total Portfolio
1	10	$141,761	10.6%	12	$345,191	24.4%
2	36	599,767	44.9%	32	583,017	41.2%
3	30	548,038	41.0%	32	443,775	31.3%
4	4	33,573	2.5%	4	41,744	2.9%
5	5	13,187	1.0%	5	2,257	0.2%

	85	$1,336,326	100.0%	85	$1,415,984	100.0%

As of March 31, 2018, our debt investments had a weighted average investment grading of 2.43 on a cost basis, as compared to 2.17 at December 31, 2017. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria or are underperforming relative to their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and therefore have been downgraded until their funding is complete or their operations improve. The decline in weighted average investment grading at March 31, 2018 from December 31, 2017 is primarily due to the payoff of our credit rating 1 positions, including Machine Zone, Inc. and Alimera Sciences, Inc., as well as the downgrade of Fuze, Inc., Clarabridge and Proterra, Inc., from a credit rating 2 to a credit rating 3. In addition, two positions were downgraded to a credit rating 5, while two positions that were rated 5 as of December 31, 2017 were sold or liquidated during the period.

At March 31, 2018, we had four debt investments on non-accrual with a cumulative investment cost and fair value of approximately $12.3 million and $0, respectively. At December 31, 2017, we had five debt investments on non-accrual with cumulative investment cost and fair value of approximately $14.8 million and $340,000, respectively. The decrease in the cumulative cost of debt investments on non-accrual between March 31, 2018 and December 31, 2017 is the result of the liquidation of one debt investment that was on non-accrual at December 31, 2017. We recognized a realized loss of approximately $1.7 million on the write-off of the investment.

Results of Operations

Comparison of the three months ended March 31, 2018 and 2017

Investment Income

Interest Income

Total investment income for the three months ended March 31, 2018 was approximately $48.7 million as compared to approximately $46.4 million for the three months ended March 31, 2017.

Interest income for the three months ended March 31, 2018 totaled approximately $43.0 million as compared to approximately $42.9 million for the three months ended March 31, 2017. The increase in interest income for the three months ended March 31, 2018 as compared to the same period ended March 31, 2017 is primarily attributable to an increase in interest accelerations due to early loan repayments and other one-time events, offset by a decrease in recurring interest income.

Of the $43.0 million in interest income for the three months ended March 31, 2018, approximately $39.3 million represents recurring income from the contractual servicing of our loan portfolio and approximately $3.7 million represents income related to the acceleration of income due to early loan repayments and other one-time events during the period. Income from recurring interest and the acceleration of interest income due to early loan repayments represented $40.0 million and $2.9 million, respectively, of the $42.9 million interest income for the three months ended March 31, 2017.

The following table shows the PIK-related activity for the three months ended March 31, 2018 and 2017, at cost:

	Three Months Ended March 31,
(in thousands)	2018	2017
Beginning PIK interest receivable balance	$15,487	$9,930
PIK interest income during the period	2,308	2,215
PIK accrued (capitalized) to principal but not recorded as income during the period	—	—
Payments received from PIK loans	(7,983)	(46)
Realized gain (loss)	—	—

Ending PIK interest receivable balance	$9,812	$12,099

The increase in PIK interest income during the three months ended March 31, 2018 as compared to the three months ended March 31, 2017 is due to an increase in the weighted average principal outstanding of loans which bear PIK interest. This increase is partially offset by an increase in the number of PIK loans that paid off during the period.

Fee Income

Fee income from commitment, facility and loan related fees for the three months ended March 31, 2018 totaled approximately $5.7 million as compared to approximately $3.5 million for the three months ended March 31, 2017. The increase in fee income for the three months ended March 31, 2018 is primarily due to an increase in the acceleration of unamortized fees due to early repayments and one-time fees between periods.

Of the $5.7 million in fee income for the three months ended March 31, 2018, approximately $1.3 million represents income from recurring fee amortization and approximately $4.4 million represents income related to the acceleration of unamortized fees due to early repayments, including one-time fees of $3.2 million for the period. Income from recurring fee amortization and the acceleration of unamortized fees due to early loan repayments represented $2.1 million and $1.4 million, respectively, of the $3.5 million in income for the three months ended March 31, 2017.

In certain investment transactions, we may earn income from advisory services; however, we had no income from advisory services in the three months ended March 31, 2018 or 2017.

Operating Expenses

Our operating expenses are comprised of interest and fees on our borrowings, general and administrative expenses and employee compensation and benefits. Our operating expenses totaled approximately $22.6 million and $23.7 million during the three months ended March 31, 2018 and 2017, respectively.

Interest and Fees on our Borrowings

Interest and fees on our borrowings totaled approximately $10.6 million and $12.4 million for the three months ended March 31, 2018 and 2017, respectively. Interest and fee expense for the three months ended

March 31, 2018, as compared to March 31, 2017, decreased due to the partial redemption of our 2024 Notes and the redemption of our 2019 Notes in February 2017, which resulted in a one-time, non-cash acceleration of our unamortized fees and a thirty day interest overlap related to our Convertible Note issuance in January 2017.

We had a weighted average cost of debt, comprised of interest and fees, of approximately 5.3% and 6.3% for the three months ended March 31, 2018 and 2017, respectively. The decrease in the weighted average cost of debt for the three months ended March 31, 2018 as compared to the same period ended March 31, 2017 is primarily attributable to the redemption of our 2019 Notes between periods.

General and Administrative Expenses

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, expenses associated with the workout of underperforming investments and various other expenses. Our general and administrative expenses decreased to $4.0 million from $4.1 million for the three months ended March 31, 2018 and 2017. The decrease for the three months ended March 31, 2018 was primarily attributable to a reduction in corporate legal and other expenses.

Employee Compensation

Employee compensation and benefits totaled $5.8 million for the three months ended March 31, 2018 as compared to $5.3 million for the three months ended March 31, 2017. The increase between the comparative periods was primarily due to increased salaries and changes in variable compensation expenses due to company performance objectives.

Employee stock-based compensation totaled $2.3 million for the three months ended March 31, 2018 as compared to $1.8 million for the three months ended March 31, 2017. The increase for the three-month comparative period was primarily related to restricted stock award vesting.

Net Investment Realized Gains and Losses and Net Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of an investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the three months ended March 31, 2018 and 2017 is as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Realized gains	$1,108	$6,470
Realized losses	(6,028)	(3,233)

Net realized gains (losses)	$(4,920)	$3,237

During the three months ended March 31, 2018 we recognized net realized losses of $4.9 million. During the three months ended March 31, 2018, we recorded gross realized gains of $1.1 million primarily from the sale or acquisition of our holdings. These gains were offset by gross realized losses of $6.0 million primarily from the liquidation or write-off of our warrant and equity investments in six portfolio companies and our debt investments in two portfolio companies.

During the three months ended March 31, 2017, we recognized net realized gains of $3.2 million. During the three months ended March 31, 2017, we recorded gross realized gains of $6.4 million primarily from the sale of our holdings in three portfolio companies. These gains were offset by gross realized losses of $3.2 million primarily from the liquidation or write-off of our warrant and equity investments in two portfolio companies and the sale of our public bond position in one portfolio company.

The following table summarizes the change in net unrealized appreciation/depreciation of investments for the three months ended March 31, 2018 and 2017:

	Three Months Ended March 31,
(in thousands)	2018	2017
Gross unrealized appreciation on portfolio investments	$7,797	$19,478
Gross unrealized depreciation on portfolio investments	(29,548)	(48,270)
Reversal of prior period net unrealized appreciation (depreciation) upon a realization event	6,666	(2,405)

Net unrealized appreciation (depreciation) on debt, equity, and warrant investments	(15,085)	(31,197)
Other net unrealized appreciation (depreciation)	(112)	(306)

Total net unrealized depreciation on investments	$(15,197)	$(31,503)

During the three months ended March 31, 2018, we recorded $15.2 million of net unrealized depreciation, of which $15.1 million was net unrealized depreciation from our debt, equity and warrant investments. We recorded $8.3 million of net unrealized depreciation on our debt investments which was primarily related to $13.5 million of unrealized depreciation on the debt portfolio including $9.0 million of unrealized depreciation on collateral-based impairments on seven portfolio companies. This unrealized depreciation was partially offset by $5.2 million of unrealized appreciation primarily due to the reversal of unrealized depreciation upon write-off of two portfolio companies.

We recorded $4.1 million of net unrealized depreciation on our equity investments and $2.7 million of net unrealized depreciation on our warrant investments during the three months ended March 31, 2018. This net unrealized depreciation of $6.8 million was due to $8.2 million of unrealized depreciation on the equity and warrant portfolio partially offset by $1.4 million of unrealized appreciation primarily due to the reversal of unrealized depreciation upon being realized as a gain or loss due to the acquisition or liquidation of our equity and warrant investments.

During the three months ended March 31, 2017, we recorded $31.5 million of net unrealized depreciation, of which $31.2 million was net unrealized depreciation from our debt, equity and warrant investments. We recorded $31.2 million of net unrealized depreciation on our debt investments, which was primarily related to $39.8 million of unrealized depreciation for collateral-based impairments on ten portfolio companies offset by the reversal of $3.2 million unrealized depreciation for the prior period collateral-based impairments on one portfolio company.

We recorded $2.8 million of net unrealized depreciation on our equity investments primarily due to the reversal of approximately $4.7 million of unrealized appreciation for one portfolio company upon being realized as a gain. We also recorded $2.8 million of net unrealized appreciation on our warrant investments during the three months ended March 31, 2017.

Income and Excise Taxes

We account for income taxes in accordance with the provisions of Topic 740 of the FASB’s Accounting Standards Codification, as amended (“ASC”), “Income Taxes”, under which income taxes are provided for amounts currently payable and for amounts deferred based upon the estimated future tax effects of differences between the financial statements and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances may be used to reduce deferred tax assets to the amount likely to be realized. Based upon our previous election and anticipated continued qualification to be subject to taxation as a RIC, we are typically not subject to a material level of federal income taxes. We intend to distribute 100% of our spillover earnings from ordinary income for our taxable year ended December 31, 2017 to our stockholders in 2018.

Net Change in Net Assets Resulting from Operations and Earnings Per Share

For the three months ended March 31, 2018 we had a net increase in net assets resulting from operations of approximately $5.9 million and for the three months ended March 31, 2017 we had a net decrease in net assets resulting from operations of approximately $5.6 million.

Both the basic and fully diluted net change in net assets per common share were $0.07 per share for the three months ended March 31, 2018. Both the basic and fully diluted net change in net assets per common share were $(0.07) per share for the three months ended March 31, 2017.

For the purpose of calculating diluted earnings per share for three months ended March 31, 2018 and 2017, the effect of the 2022 Convertible Notes, outstanding options, and restricted stock units under the treasury stock method was considered. The effect of the 2022 Convertible Notes was excluded from these calculations for the three months ended March 31, 2018 and 2017 as our share price was less than the conversion price in effect which results in anti-dilution.

Comparison of periods ended December 31, 2017 and 2016

Investment Income

Interest Income

Total investment income for the year ended December 31, 2017 was approximately $190.9 million as compared to approximately $175.1 million for the year ended December 31, 2016.

Interest income for the year ended December 31, 2017 totaled approximately $172.2 million as compared to approximately $158.7 million for the year ended December 31, 2016. The increase in interest income for the year ended December 31, 2017 as compared to the year ended December 31, 2016 is primarily attributable to debt investment portfolio growth and an increase in the weighted average principal outstanding between the periods, the acceleration of income due to early repayments and other one-time events during the period and changes in various interest rates, including LIBOR and Prime rates, to the extent our debt investments include variable interest rates. As of December 31, 2017, approximately, 96.4% of the loans in our portfolio had variable rates based on floating Prime or LIBOR rates with a floor.

Of the $172.2 million in interest income for the year ended December 31, 2017, approximately $160.3 million represents recurring income from the contractual servicing of our loan portfolio and approximately $11.9 million represents income related to the acceleration of income due to early loan repayments and other one-time events during the period. Income from the contractual servicing of our loan portfolio and the acceleration of interest income due to early loan repayments and other one-time events represented $152.1 million and $6.6 million, respectively, of the $158.7 million interest income for the year ended December 31, 2016.

The following table shows the PIK-related activity, for the years ended December 31, 2017 and 2016, at cost:

	Year Ended December 31,
(in thousands)	2017	2016
Beginning PIK interest receivable balance	$9,930	$5,149
PIK interest income during the period	9,960	7,825
PIK accrued (capitalized) to principal but not recorded as income during the period	129	(2,146)
Payments received from PIK loans	(2,349)	(632)
Realized loss	(2,183)	(266)

Ending PIK interest receivable balance	$15,487	$9,930

The increase in PIK interest income during the year ended December 31, 2017 as compared to the year ended December 31, 2016 is due to overall portfolio growth, or more specifically, an increase in the weighted average principal outstanding for loans which bear PIK interest. PIK receivable represents approximately 1% of total debt investments as of December 31, 2017 and December 31, 2016, respectively.

Fee Income

Income from commitment, facility and loan related fees for the year ended December 31, 2017 totaled approximately $18.7 million as compared to approximately $16.3 million for the year ended December 31, 2016. The increase in fee income is primarily attributable to an increase in the acceleration of unamortized fees due to early repayments and one-time fees during the period.

Of the $18.7 million in income from commitment, facility and loan related fees for the year ended December 31, 2017, approximately $6.4 million represents income from recurring fee amortization and approximately $12.3 million represents income related to the acceleration of unamortized fees during the period. Income from recurring fee amortization and the acceleration of unamortized fees due to early loan repayments represented $9.5 million and $6.8 million, respectively, of the $16.3 million income for the year ended December 31, 2016.

In certain investment transactions, we may earn income from advisory services; however, we had no income from advisory services in the years ended December 31, 2017 and 2016, respectively.

Operating Expenses

Our operating expenses are comprised of interest and fees on our borrowings, general and administrative expenses and employee compensation and benefits. Operating expenses totaled approximately $94.4 million and $82.7 million during the years ended December 31, 2017 and 2016, respectively.

Interest and Fees on our Borrowings

Interest and fees on our borrowings totaled approximately $46.6 million and $37.1 million for the years ended December 31, 2017 and 2016, respectively. Interest and fee expense for the year ended December 31, 2017 as compared to December 31, 2016 increased primarily due to higher weighted average principal balances outstanding due to the issuance of our 2022 Convertible Notes and 2022 Notes. The increase in interest and fee expense was partially offset by a reduction in the weighted average principal balance outstanding on our 2019 Notes, which were fully redeemed in February 2017, and on our 2021 Asset Backed Notes, which are amortizing. The increase was further offset by a partial redemption of our 2024 Notes in November 2017.

We had a weighted average cost of debt, comprised of interest and fees, of approximately 5.9% and 5.8% for the years ended December 31, 2017 and 2016, respectively. The slight increase between comparative periods was primarily driven by an increase in the weighted average principal outstanding compared to the prior period, specifically the issuance of our 2022 Convertible Notes and 2022 Notes, partially offset by the accelerations of unamortized deferred financing costs from the full and partial redemptions on our 2019 Notes, and 2024 Notes, and the principal amortization of our 2021 Asset Backed Notes, respectively, during the period.

General and Administrative Expenses

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, expenses associated with the workout of underperforming investments and various other expenses. Our general and administrative expenses were $16.1 million for both the years ended December 31, 2017 and 2016, respectively.

Employee Compensation

Employee compensation and benefits totaled approximately $24.6 million for the year ended December 31, 2017 as compared to approximately $22.5 million for the year ended December 31, 2016. The increase between comparative periods was primarily due to changes in variable incentive compensation related to the achievement of origination and strategic corporate objectives.

Employee stock-based compensation totaled approximately $7.2 million for the year ended December 31, 2017 as compared to approximately $7.0 million for the year ended December 31, 2016. The increase between comparative periods was primarily related to the number and amount of restricted stock award vesting.

Net Investment Realized Gains and Losses and Net Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of an investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the years ended December 31, 2017 as and 2016 is as follows:

	Year Ended December 31,
(in thousands)	2017	2016
Realized gains	$14,163	$15,202
Realized losses	(40,874)	(10,626)

Net realized gains (losses)	$(26,711)	$4,576

During the year ended December 31, 2017, we recognized net realized losses of approximately $26.7 million on the portfolio. These net realized losses included gross realized losses of approximately $40.9 million, primarily from the liquidation or write off of our debt investments in five portfolio companies and our warrant and equity investments in twenty-one portfolio companies. These losses were offset by gross realized gains of approximately $14.2 million, primarily from the sale of investments in five portfolio companies.

During the year ended December 31, 2016, we recognized net realized gains of approximately $4.6 million on the portfolio. These net realized gains included gross realized gains of approximately $15.2 million from the sale of investments in six portfolio companies. These gains were partially offset by gross realized losses of approximately $10.6 million, primarily from the liquidation or write off of our warrant and equity investments in eight portfolio companies and our debt investments in five portfolio companies, including the settlement of our outstanding debt investment in one portfolio company.

The net unrealized appreciation and depreciation of our investments is based on the fair value of each investment determined in good faith by our Board of Directors. The following table summarizes the change in net unrealized appreciation/depreciation of investments for the years ended December 31, 2017, and 2016:

	Year Ended December 31,
(in thousands)	2017	2016
Gross unrealized appreciation on portfolio investments	$130,272	$75,264
Gross unrealized depreciation on portfolio investments	(148,345)	(115,867)
Reversal of prior period net unrealized appreciation upon a realization event	42,967	(8,525)
Reversal of prior period net unrealized depreciation upon a realization event	(14,925)	13,186

Net unrealized appreciation (depreciation) on debt, equity, and warrant investments	9,969	(35,942)
Other net unrealized appreciation (depreciation)	(704)	(275)

Net unrealized appreciation (depreciation) on portfolio investments	$9,265	$(36,217)

During the year ended December 31, 2017, we recorded approximately $9.3 million of net unrealized appreciation, of which $10.0 million is net unrealized appreciation from our debt, equity and warrant investments. We recorded $32.1 million of net unrealized appreciation on our debt investments, which primarily relates to the reversal of $53.7 million of prior period collateral based impairments on four portfolio companies and the reversal of $31.0 million of prior period unrealized depreciation upon payoff or liquidation of our debt investments, offset by $49.6 million of unrealized depreciation for collateral based impairments on eight portfolio companies during the period.

We recorded $32.8 million of net unrealized depreciation on our equity investments, which primarily relates to $51.9 million of unrealized depreciation for collateral based impairments on two portfolio companies, offset by $9.7 million and $6.6 million of unrealized appreciation on our public and private equity portfolios, respectively, related to portfolio company and industry performance.

Finally, we recorded $10.7 million of unrealized appreciation on our warrant investments, which primarily relates to $9.4 million and $5.2 million of unrealized appreciation on our private and public portfolio companies, respectively, related to portfolio company and industry performance. This unrealized appreciation was offset by the reversal of $3.4 million of unrealized appreciation upon being recognized as a gain or loss due to the acquisition or liquidation of our warrant investments.

During the year ended December 31, 2016, we recorded approximately $36.2 million of net unrealized depreciation, of which $35.9 million is net unrealized depreciation from our debt, equity and warrant investments. Of the $35.9 million, approximately $14.0 million is attributed to net unrealized depreciation on our debt investments which primarily relates to $50.0 million unrealized depreciation for collateral based impairments on eight portfolio companies, offset by the reversal of prior period collateral based impairments of $17.3 million on six portfolio companies and the reversal of $13.1 million of prior period unrealized depreciation upon payoff or settling of our debt investments. Approximately $22.2 million is attributed to net unrealized depreciation on our equity investments which primarily relates to approximately $7.4 million of unrealized depreciation for collateral based impairments on two portfolio companies, $6.6 million of unrealized depreciation on our public equity portfolio, with the largest concentration in our investment in Box, Inc. and the reversal of $5.4 million of prior period net unrealized appreciation upon being realized as a gain for our sale of shares of Box, Inc. This unrealized depreciation was partially offset by approximately $245,000 of unrealized appreciation on our warrant investments, which primarily related to $4.8 million of unrealized appreciation on our private portfolio companies, offset by $2.9 million unrealized depreciation on our public portfolio companies related to individual portfolio company performance.

The following table summarizes the change in net unrealized appreciation (depreciation) in the investment portfolio by investment type, excluding other net unrealized appreciation (depreciation) for the years ended December 31, 2017 and December 31, 2016:

	Year Ended December 31, 2017
(in millions)	Debt	Equity	Warrants	Total
Collateral Based Impairments(1)	$(49.6)	$(51.9)	$(0.6)	$(102.1)
Reversals of Prior Period Collateral Based Impairments	53.7	—	0.1	53.8
Reversals due to Debt Payoffs & Warrant/Equity Sales	31.0	2.8	(3.4)	30.4
Fair Value Market/Yield Adjustments(2)
Level 1 & 2 Assets	—	9.7	5.2	14.9
Level 3 Assets	(3.0)	6.6	9.4	13.0

Total Fair Value Market/Yield Adjustments	(3.0)	16.3	14.6	27.9

Total Unrealized Appreciation (Depreciation)	$32.1	$(32.8)	$10.7	$10.0

	Year Ended December 31, 2016
(in millions)	Debt	Equity	Warrants	Total
Collateral Based Impairments(1)	$(50.0)	$(7.4)	$(1.1)	$(58.5)
Reversals of Prior Period Collateral Based Impairments	17.3	—	0.5	17.8
Reversals due to Debt Payoffs & Warrant/Equity Sales	13.1	(5.4)	(1.0)	6.7
Fair Value Market/Yield Adjustments(2)
Level 1 & 2 Assets	(1.3)	(6.6)	(2.9)	(10.8)
Level 3 Assets	6.9	(2.8)	4.8	8.9

Total Fair Value Market/Yield Adjustments	5.6	(9.4)	1.9	(1.9)

Total Unrealized Appreciation (Depreciation)	$(14.0)	$(22.2)	$0.3	$(35.9)

(1)

The unrealized appreciation (depreciation) attributable to collateral based impairments include all changes in estimated fair value on positions whose fair value remains impaired relative to cost as of the period end date. As such, this may include current period improvements in estimated fair value that do not represent reversals to prior period collateral based impairments.

(2)

Level 1 assets are generally equities listed in active markets and Level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing Level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, Level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC Topic 820 (“Fair Value Measurements”).

Income and Excise Taxes

We account for income taxes in accordance with the provisions of Topic 740 of the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification, as amended (“ASC”), Income Taxes, under which income taxes are provided for amounts currently payable and for amounts deferred based upon the estimated future tax effects of differences between the financial statements and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances may be used to reduce deferred tax assets to the amount likely to be realized. Based upon our previous election and anticipated continued qualification to be subject to taxation as a RIC, we are typically not subject to a material level of federal income taxes. We intend to distribute 100% of our spillover earnings from ordinary income for our taxable year ended December 31, 2017 to our stockholders during 2018.

Net Change in Net Assets Resulting from Operations and Earnings Per Share

For the years ended December 31, 2017 and 2016, we had a net increase in net assets resulting from operations totaling approximately $79.0 million and approximately $68.7 million, respectively.

The basic and fully diluted net change in net assets per common share for the year ended December 31, 2017 was $0.95, whereas the basic and fully diluted net change in net assets per common share for the year ended December 31, 2016 was $0.91.

For the purpose of calculating diluted earnings per share for year ended December 31, 2017, the dilutive effect of the 2022 Convertible Notes, outstanding options and restricted stock units under the treasury stock method was considered. The effect of the 2022 Convertible Notes was excluded from these calculations for the year ended December 31, 2017 as our share price was less than the conversion price in effect which results in anti-dilution.

Comparison of periods ended December 31, 2016 and 2015

Investment Income

Interest Income

Total investment income for the year ended December 31, 2016 was approximately $175.1 million as compared to approximately $157.1 million for the year ended December 31, 2015.

Interest income for the year ended December 31, 2016 totaled approximately $158.7 million as compared to approximately $140.3 million for the year ended December 31, 2015. The increase in interest income for the year ended December 31, 2016 as compared to the year ended December 31, 2015 is primarily attributable to debt investment portfolio growth, specifically an increase in the weighted average principal outstanding between the periods, slightly offset by a reduction in the acceleration of income due to early repayments and other one-time events during the period.

Of the $158.7 million in interest income for the year ended December 31, 2016, approximately $152.1 million represents recurring income from the contractual servicing of our loan portfolio and approximately $6.6 million represents income related to the acceleration of income due to early loan repayments and other one-time events during the period. Income from recurring interest and the acceleration of interest income due to early loan repayments represented $130.4 million and $9.9 million, respectively, of the $140.3 million interest income for the year ended December 31, 2015.

The following table shows the PIK-related activity, for the years ended December 31, 2016 and 2015, at cost:

	Year Ended December 31,
(in thousands)	2016	2015
Beginning PIK interest receivable balance	$5,149	$6,250
PIK interest income during the period	7,825	4,658
PIK accrued (capitalized) to principal but not recorded as income during the period	(2,146)	—
Payments received from PIK loans	(632)	(5,483)
Realized loss	(266)	(276)

Ending PIK interest receivable balance	$9,930	$5,149

The increase in PIK interest income during the year ended December 31, 2016 as compared to the year ended December 31, 2015 is due to overall portfolio growth, or more specifically, an increase in the weighted average principal outstanding for loans which bear PIK interest and a decrease in the number of PIK loans which paid-off during the period. PIK receivable represents less than 1% of total debt investments as of December 31, 2016 and December 31, 2015, respectively

Fee Income

Income from commitment, facility and loan related fees for the year ended December 31, 2016 totaled approximately $16.3 million as compared to approximately $16.9 million for the year ended December 31, 2015. The decrease in fee income is primarily attributable to a decrease in the acceleration of unamortized fees due to early repayments and one-time fees during the period.

Of the $16.3 million in income from commitment, facility and loan related fees for the year ended December 31, 2016, approximately $9.5 million represents income from recurring fee amortization and approximately $6.8 million represents income related to the acceleration of unamortized fees during the period. Income from recurring fee amortization and the acceleration of unamortized fees due to early loan repayments represented $5.8 million and $11.1 million, respectively, of the $16.9 million income for the year ended December 31, 2015.

In certain investment transactions, we may earn income from advisory services; however, we had no income from advisory services in the years ended December 31, 2016 and 2015, respectively.

Operating Expenses

Our operating expenses are comprised of interest and fees on our borrowings, general and administrative expenses and employee compensation and benefits. Operating expenses totaled approximately $82.7 million and $83.6 million during the years ended December 31, 2016 and 2015, respectively.

Interest and Fees on our Borrowings

Interest and fees on our borrowings totaled approximately $37.1 million and $36.9 million for the years ended December 31, 2016 and 2015, respectively. Interest and fee expense for the year ended December 31, 2016 as compared to December 31, 2015 increased primarily due to higher weighted average principal balances outstanding on our 2024 Notes related to the issuance of $149.9 million of aggregate principal during the period. The increase in interest and fee expense incurred related to our 2024 notes was partially offset by principal pay-offs and paydowns on our 2016 Convertible Notes, Asset Backed Notes and Credit Facilities during the period.

We had a weighted average cost of debt, comprised of interest and fees and loss on debt extinguishment (long-term liabilities—convertible notes), of approximately 5.8% and 6.0% for the years ended December 31, 2016 and 2015, respectively. The decrease between comparative periods was primarily driven by a reduction in the weighted average principal outstanding on our higher yielding debt instruments compared to the prior period, specifically due to the full impact of redemptions on our 2019 Notes and 2016 Convertible Notes which occurred in the prior period, offset by the incremental issuance of our 2024 Notes in fiscal year 2016.

General and Administrative Expenses

General and administrative expenses include legal fees, consulting fees, accounting fees, printer fees, insurance premiums, rent, expenses associated with the workout of underperforming investments and various other expenses. Our general and administrative expenses decreased to $16.1 million from $16.7 million for the years ended December 31, 2016 and 2015, respectively. This decrease was primarily attributable to a reduction in costs related to strategic hiring objectives and travel and entertainment, slightly offset by an increase in corporate legal and other expenses.

Employee Compensation

Employee compensation and benefits totaled approximately $22.5 million for the year ended December 31, 2016 as compared to approximately $20.7 million for the year ended December 31, 2015. The increase between comparative periods was primarily due to changes in variable incentive compensation related to the achievement of origination and strategic corporate objectives.

Employee stock-based compensation totaled approximately $7.0 million for the year ended December 31, 2016 as compared to approximately $9.4 million for the year ended December 31, 2015. The decrease between comparative periods was primarily related to the number and amount of restricted stock award vesting, specifically the vesting of retention grants issued in 2014 which occurred in the first half of 2016.

Other Income (Loss)

Other income (loss) generally consists of income or losses generated from sources other than our investment portfolio. For the years ended December 31, 2016 and December 31, 2015 it consists of $8.0 million of litigation settlement proceeds and $1,000 of loss on extinguishment of debt, respectively.

Litigation Settlement Proceeds

On December 19, 2016, we entered into a Confidential Settlement Agreement (the “Settlement Agreement”) with all defendants in connection with a litigation matter (“the Action”) filed in November 2014. In connection with the Settlement Agreement, the Action was settled among the parties and we received a settlement payment in the amount of $8.0 million. The Settlement Agreement also provides a mutual release by us and the defendants of any and all claims and cross-claims that were asserted in the Action, the circumstances and events underlying the Action and attorney’s fees and costs related thereto. The Settlement Agreement does not constitute an admission of liability, fault, or wrongdoing by any party. The settlement payment was classified as a component of net investment income in our Consolidated Statement of Operations.

Loss on Extinguishment of Convertible Notes

Our 6.00% convertible notes due 2016 (the “2016 Convertible Notes”) were fully settled on or before their contractual maturity date of April 15, 2016. Throughout their life, holders of approximately $74.8 million of our 2016 Convertible Notes exercised their conversion rights. These 2016 Convertible Notes were settled with a combination of cash equal to the outstanding principal amount of the 2016 Convertible Notes and approximately 1.6 million shares of our common stock, or $24.3 million.

We recorded a loss on extinguishment of debt for the proportionate amount of unamortized debt issuance costs and OID. The loss was partially offset by a gain in the amount of the difference between the outstanding principal balance of the converted notes and the fair value of the debt instrument. The net loss on extinguishment of debt we recorded for the year ended December 31, 2015 was approximately $1,000. We did not record a loss on extinguishment of debt for the year ended December 31, 2016. The loss on extinguishment of debt was classified as a component of net investment income in our Consolidated Statements of Operations.

Net Investment Realized Gains and Losses and Net Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of an investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

A summary of realized gains and losses for the years ended December 31, 2016 and 2015 is as follows:

	Year Ended December 31,
(in thousands)	2016	2015
Realized gains	$15,202	$12,677
Realized losses	(10,626)	(7,530)

Net realized gains	$4,576	$5,147

During the year ended December 31, 2016, we recognized net realized gains of approximately $4.6 million on the portfolio. These net realized gains included gross realized gains of approximately $15.2 million, primarily from the sale of investments in six portfolio companies. These gains were partially offset by gross realized losses of approximately $10.6 million, primarily from the liquidation or write off of our warrant and equity investments in eight portfolio companies and our debt investments in five portfolio companies, including the settlement of our outstanding debt investment in one portfolio company.

During the year ended December 31, 2015, we recognized net realized gains of approximately $5.1 million on the portfolio. These net realized gains included gross realized gains of approximately $12.6 million from the sale of investments in seven portfolio companies and $1.5 million from subsequent recoveries on two previously written-off debt investments. These gains were partially offset by gross realized losses of approximately $7.5 million primarily from the liquidation or write off of our investments in sixteen portfolio companies.

The net unrealized appreciation and depreciation of our investments is based on the fair value of each investment determined in good faith by our Board of Directors. The following table summarizes the change in net unrealized appreciation/depreciation of investments for the years ended December 31, 2016 and 2015:

	Year Ended December 31,
(in thousands)	2016	2015
Gross unrealized appreciation on portfolio investments	$75,264	$78,991
Gross unrealized depreciation on portfolio investments	(115,867)	(111,926)
Reversal of prior period net unrealized appreciation upon a realization event	(8,525)	(8,707)
Reversal of prior period net unrealized depreciation upon a realization event	13,186	4,599

Net unrealized depreciation on debt, equity, and warrant investments	(35,942)	(37,043)
Other net unrealized appreciation (depreciation)	(275)	1,311

Net unrealized depreciation on portfolio investments	$(36,217)	$(35,732)

During the year ended December 31, 2016, we recorded approximately $36.2 million of net unrealized depreciation, of which $35.9 million is net unrealized depreciation from our debt, equity and warrant investments. Of the $35.9 million, approximately $14.0 million is attributed to net unrealized depreciation on our debt investments which primarily relates to $50.0 million unrealized depreciation for collateral based impairments on eight portfolio companies, offset by the reversal of prior period collateral based impairments of $17.3 million on six portfolio companies and the reversal of $13.1 million of prior period unrealized depreciation upon payoff or settling of our debt investments. Approximately $22.2 million is attributed to net unrealized depreciation on our equity investments which primarily relates to approximately $7.4 million of unrealized depreciation for collateral based impairments on two portfolio companies, $6.6 million of unrealized depreciation on our public equity portfolio, with the largest concentration in our investment in Box, Inc. and the reversal of $5.4 million of prior period net unrealized appreciation upon being realized as a gain for our sale of shares of Box, Inc. This unrealized depreciation was partially offset by approximately $245,000 of unrealized appreciation on our warrant investments, which primarily related to $4.8 million of unrealized appreciation on our private portfolio companies, offset by $2.9 million unrealized depreciation on our public portfolio companies related to individual portfolio company performance.

During the year ended December 31, 2015, we recorded approximately $35.7 million of net unrealized depreciation, of which $37.1 million is net unrealized depreciation from our debt, equity and warrant investments. Of the $37.1 million, approximately $14.0 million is attributed to net unrealized depreciation on our debt investments which primarily related to $20.4 million unrealized depreciation for collateral based impairments on ten portfolio companies offset by the reversal of collateral based impairments of $5.6 million on three portfolio companies. Approximately $19.1 million is attributed to net unrealized depreciation on our equity investments which primarily related to $11.4 million unrealized depreciation on our public equity portfolio with the largest concentration in our investment in Box, Inc. and the reversal of $7.8 million of prior period net unrealized appreciation upon being realized as a gain for our sale of shares of Box, Inc., Atrenta, Inc., Cempra, Inc. Celladon Corporation, Egalet Corporation, Everyday Health, and Identiv, Inc. as discussed above. Finally, approximately $4.0 million is attributed to net unrealized depreciation on our warrant investments which primarily related to $6.0 million of unrealized depreciation on our private portfolio companies related to declining industry performance offset by the reversal of $3.2 million of prior period net unrealized depreciation upon being realized as a loss on the liquidation of our investments in thirteen portfolio companies.

The following table summarizes the change in net unrealized appreciation (depreciation) in the investment portfolio by investment type, excluding other net unrealized appreciation (depreciation) for the years ended December 31, 2016 and December 31, 2015:

	Year Ended December 31, 2016
(in millions)	Debt	Equity	Warrants	Total
Collateral Based Impairments(1)	$(50.0)	$(7.4)	$(1.1)	$(58.5)
Reversals of Prior Period Collateral based impairments	17.3	—	0.5	17.8
Reversals due to Debt Payoffs & Warrant/Equity sales	13.1	(5.4)	(1.0)	6.7
Fair Value Market/Yield Adjustments(2)
Level 1 & 2 Assets	(1.3)	(6.6)	(2.9)	(10.8)
Level 3 Assets	6.9	(2.8)	4.8	8.9

Total Fair Value Market/Yield Adjustments	5.6	(9.4)	1.9	(1.9)

Total Unrealized Appreciation (Depreciation)	$(14.0)	$(22.2)	$0.3	$(35.9)

	Year Ended December 31, 2015
(in millions)	Debt	Equity	Warrants	Total
Collateral Based Impairments(1)	$(20.4)	$(0.2)	$(0.4)	$(21.0)
Reversals of Prior Period Collateral based impairments	5.6	—	0.4	6.0
Reversals due to Debt Payoffs & Warrant/Equity sales	6.2	(7.8)	3.2	1.6
Fair Value Market/Yield Adjustments(2)
Level 1 & 2 Assets	(1.1)	(11.4)	(1.2)	(13.7)
Level 3 Assets	(4.3)	0.3	(6.0)	(10.0)

Total Fair Value Market/Yield Adjustments	(5.4)	(11.1)	(7.2)	(23.7)

Total Unrealized Appreciation (Depreciation)	$(14.0)	$(19.1)	$(4.0)	$(37.1)

(1)

The unrealized appreciation (depreciation) attributable to collateral based impairments include all changes in estimated fair value on positions whose fair value remains impaired relative to cost as of the period end date. As such, this may include current period improvements in estimated fair value that do not represent reversals to prior period collateral based impairments.

(2)

Level 1 assets are generally equities listed in active markets and Level 2 assets are generally warrants held in a public company. Observable market prices are typically the primary input in valuing Level 1 and 2 assets. Level 3 asset valuations require inputs that are both significant and unobservable. Generally, Level 3 assets are debt investments and warrants and equities held in a private company. See Note 2 to the financial statements discussing ASC Topic 820 (“Fair Value Measurements”).

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC Topic 740, Income Taxes, under which income taxes are provided for amounts currently payable and for amounts deferred based upon the estimated future tax effects of differences between the financial statements and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances may be used to reduce deferred tax assets to the amount likely to be realized. Based upon our previous election and anticipated continued qualification to be subject to taxation as a RIC, we are typically not subject to a material level of federal income taxes. We distributed 100% of our spillover earnings, which consisted of ordinary income and long-term capital gains, from our taxable year ended December 31, 2016 to our stockholders during 2017.

Net Change in Net Assets Resulting from Operations and Earnings Per Share

For the years ended December 31, 2016 and 2015, the net increase in net assets resulting from operations totaled approximately $68.7 million and approximately $42.9 million, respectively.

The basic and fully diluted net change in net assets per common share for the year ended December 31, 2016 was $0.91, whereas the basic and fully diluted net change in net assets per common share for the year ended December 31, 2015 were $0.60 and $0.59, respectively.

For the purpose of calculating diluted earnings per share for year ended December 31, 2015, the dilutive effect of the 2016 Convertible Notes under the treasury stock method is included in this calculation as our share price was greater than the conversion price in effect ( $11.03 as of December 31, 2015) for the 2016 Convertible Notes for such period. The 2016 Convertible Notes were fully settled on or before their contractual maturity date of April 15, 2016, as such, there is no potential additional dilutive effect for the year ended December 31, 2016.

Financial Condition, Liquidity, and Capital Resources

Our liquidity and capital resources are derived from our SBA debentures, 2022 Notes, 2024 Notes, 2021 Asset-Backed Notes, 2022 Convertible Notes, Credit Facilities and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our borrowings and the proceeds from the turnover of our portfolio and from public and private offerings of securities to finance our investment objectives. We may also raise additional equity or debt capital through registered offerings off a shelf registration, ATM and private offerings of securities, by securitizing a portion of our investments, or by borrowing from the SBA through our SBIC subsidiaries.

On August 16, 2013, we entered into an ATM equity distribution agreement (the “Prior Equity Distribution Agreement”) with JMP. On March 7, 2016, we renewed the Prior Equity Distribution Agreement and on December 21, 2016, we further amended the agreement to increase the total shares available under the program. The Prior Equity Distribution Agreement, as amended, provided that we may offer and sell up to 12.0 million shares of our common stock from time to time through JMP, as our sales agent.

On September 7, 2017, we terminated the Prior Equity Distribution Agreement and entered into the Equity Distribution Agreement. As a result, the remaining shares that were available under the Prior Equity Distribution agreement are no longer available for issuance. The Equity Distribution Agreement provides that we may offer and sell up to 12.0 million shares of its common stock from time to time through JMP, as its sales agent. Sales of our common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

During the three months ended March 31, 2018, we sold 478,000 shares of common stock, which were issued under the Equity Distribution Agreement, for a total accumulated net proceeds of approximately $6.0 million, including $312,000 of offering expenses. As of March 31, 2018, approximately 9.9 million shares remain available for issuance and sale under the Equity Distribution Agreement.

Our 2016 Convertible Notes were fully settled on or before their contractual maturity date of April 15, 2016. Throughout the life of the 2016 Convertible Notes, holders of approximately $74.8 million of our 2016

Convertible Notes exercised their conversion rights. These 2016 Convertible Notes were settled with a combination of cash equal to the outstanding principal amount of the converted notes and approximately 1.6 million shares of our common stock, or $24.3 million.

On May 2, 2016, we closed an underwritten public offering of an additional $72.9 million in aggregate principal amount of our 2024 Notes. The $72.9 million in aggregate principal amount includes $65.4 million from the initial offering on April 21, 2016 and $7.5 million as a result of underwriters exercising a portion of their option to purchase up to an additional $9.8 million in aggregate principal to cover overallotments on April 29, 2016. On June 27, 2016, we closed an underwritten public offering of an additional $60.0 million in aggregate principal amount of the 2024 Notes. On June 30, 2016, the underwriters exercised their option to purchase up to an additional $9.0 million in aggregate principal to cover overallotments, resulting in total aggregate principal of $69.0 million from the offering. The 2024 Notes rank equally in right of payment and form a single series of notes.

On May 5, 2016, we, through a special purpose wholly-owned subsidiary, Hercules Funding III, as borrower, entered into the Union Bank Facility with MUFG Union Bank, as the arranger and administrative agent, and the lenders party to the Union Bank Facility from time to time. The Union Bank Facility replaced our credit facility (the “Prior Union Bank Facility”) entered into on August 14, 2014 (as amended and restated from time to time) with MUFG Union Bank, as the arranger and administrative agent, and the lenders party to the Prior Union Bank Facility from time to time. Any references to amounts related to the Union Bank Facility prior to May 5, 2016 were incurred and relate to the Prior Union Bank Facility.

On October 11, 2016, we entered into a debt distribution agreement, pursuant to which we may offer for sale, from time to time, up to $150.0 million in aggregate principal amount of 2024 Notes through FBR Capital Markets & Co. acting as our sales agent. Sales of the 2024 Notes, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE, or similar securities exchange or sales made through a market maker other than on an exchange at prices related to prevailing market prices or at negotiated prices.

We did not sell any notes under the program during the three months ended March 31, 2018. During the year ended December 31, 2017, we sold 225,457 notes for approximately $5.6 million in aggregate principal amount. As of March 31, 2018, approximately $136.4 million in aggregate principal amount remains available for issuance and sale under the debt distribution agreement.

On January 25, 2017, we issued $230.0 million in aggregate principal amount of 2022 Convertible Notes, which amount includes the additional $30.0 million aggregate principal amount issued pursuant to the initial purchaser’s exercise in full of its overallotment option. The sale generated net proceeds of approximately $225.5 million, including $4.5 million of debt issuance costs. Aggregate issuances costs include the initial purchaser’s discount of approximately $5.2 million, offset by the reimbursement of $1.2 million by the initial purchaser.

On February 24, 2017, we redeemed the $110.4 million remaining outstanding balance of our 2019 Notes in full.

On October 23, 2017, we issued $150.0 million in aggregate principal amount of the 2022 Notes. The 2022 Notes were issued pursuant to the Fourth Supplemental Indenture to the Base Indenture, dated October 23, 2017 (the “2022 Notes Indenture”), between us and U.S. Bank, National Association, as trustee (the “2022 Trustee”). The sale of the 2022 Notes generated net proceeds of approximately $147.5 million, including a public offering discount of $826,500. Aggregate estimated offering expenses in connection with the transaction, including the underwriter’s discount and commissions of approximately $975,000, were approximately $1.7 million.

On November 23, 2017, we redeemed $75.0 million of the $258.5 million issued and outstanding aggregate principal amount of our 2024 Notes. On April 2, 2018, we redeemed an additional $100.0 million of the remaining outstanding aggregate principal amount of the 2024 Notes.

At March 31, 2018, we had $190.2 million of SBA debentures, $150.0 million of 2022 Notes, $183.5 million of 2024 Notes, $33.6 million of 2021 Asset-Backed Notes, and $230.0 million of 2022 Convertible Notes payable. We had no borrowings outstanding under the Wells Facility or the Union Bank Facility.

At March 31, 2018, we had $313.2 million in available liquidity, including $118.2 million in cash and cash equivalents. We had available borrowing capacity of $120.0 million under the Wells Facility and $75.0 million under the Union Bank Facility, both subject to existing terms and advance rates and regulatory requirements. We primarily invest cash on hand in interest bearing deposit accounts.

At March 31, 2018, we had $118.5 million of capital outstanding in restricted accounts related to our SBIC that we may use to fund new investments in the SBIC. With our net investments of $44.0 million and $74.5 million in HT II and HT III, respectively, we have the combined capacity to issue a total of $190.2 million of SBA guaranteed debentures, subject to SBA approval. At March 31, 2018, we have issued $190.2 million in SBA guaranteed debentures in our SBIC subsidiaries.

At March 31, 2018, we had approximately $3.6 million of restricted cash, which consists of collections of interest and principal payments on assets that are securitized. In accordance with the terms of the related securitized 2021 Asset-Backed Notes, based on current characteristics of the securitized debt investment portfolios, the restricted funds may be used to pay monthly interest and principal on the securitized debt and are not distributed to us or available for our general operations.

During the three months ended March 31, 2018, we principally funded our operations from (i) cash receipts from interest, dividend and fee income from our investment portfolio and (ii) cash proceeds from the realization of portfolio investments through the repayments of debt investments and the sale of debt and equity investments.

During the three months ended March 31, 2018, our operating activities provided $63.0 million of cash and cash equivalents, compared to $11.7 million provided during the three months ended March 31, 2017. This $51.3 million increase in cash provided by operating activities is primarily related to an increase in investment repayments of $138.4 million and an increase in net realized losses on investments of $8.2 million, partially offset by an increase in investment purchases of $82.6 million and a decrease in net unrealized depreciation of $16.3 million.

During the three months ended March 31, 2018, our investing activities used approximately $72,000 of cash, compared to $39,000 used during the three months ended March 31, 2017.

During the three months ended March 31, 2018, our financing activities used $36.1 million of cash, compared to $128.0 million provided during the three months ended March 31, 2017. The $164.1 million decrease in cash provided by financing activities was primarily due to a decrease in the issuance of our common stock under the equity distribution agreement of $41.0 million, the net issuance of $225.5 million of the 2022 Convertible Notes, offset by the repayment of $110.4 million of 2019 Notes during the three months ended March 31, 2017.

As of March 31, 2018, net assets totaled $828.7 million, with a NAV per share of $9.72. We intend to continue to operate in order to generate cash flows from operations, including income earned from investments in our portfolio companies. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

As required by the 1940 Act, our asset coverage must be at least 200% (or 150%, subject to certain approval and disclosure requirements) after each issuance of senior securities. As of March 31, 2018, our asset coverage ratio under our regulatory requirements as a business development company was 238.2% excluding our SBA debentures as a result of our exemptive order from the SEC that allows us to exclude all SBA leverage from our asset coverage ratio. As a result of the SEC exemptive order, our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than 200% (or 150%, subject to certain approval and disclosure requirements), which while providing increased investment flexibility, also may increase our exposure to risks associated with leverage. Total asset coverage ratio when including our SBA debentures was 204.8% at March 31, 2018.

Outstanding Borrowings

At March 31, 2018 and December 31, 2017, we had the following available borrowings and outstanding amounts:

	March 31, 2018			December 31, 2017
(in thousands)	Total Available	Principal	Carrying Value (1)	Total Available	Principal	Carrying Value (1)
SBA Debentures(2)	$190,200	$190,200	$188,299	$190,200	$190,200	$188,141
2022 Notes	150,000	150,000	147,698	150,000	150,000	147,572
2024 Notes	183,510	183,510	179,161	183,510	183,510	179,001
2021 Asset-Backed Notes	33,575	33,575	33,156	49,153	49,153	48,650
2022 Convertible Notes	230,000	230,000	223,878	230,000	230,000	223,488
Wells Facility(3)	120,000	—	—	120,000	—	—
Union Bank Facility(3)	75,000	—	—	75,000	—	—

Total	$982,285	$787,285	$772,192	$997,863	$802,863	$786,852

(1)

Except for the Wells Facility and Union Bank Facility, all carrying values represent the principal amount outstanding less the remaining unamortized debt issuance costs and unaccreted discount, if any, associated with the loan as of the balance sheet date. See below for the amount of debt issuance cost associated with each borrowing.

(2)

At both March 31, 2018 and December 31, 2017, the total available borrowings under the SBA debentures were $190.2 million, of which $41.2 million was available in HT II and $149.0 million was available in HT III.

(3)	Availability subject to us meeting the borrowing base requirements.

Debt issuance costs are fees and other direct incremental costs we incur in obtaining debt financing and are recognized as prepaid expenses and amortized over the life of the related debt instrument using the effective yield method or the straight line method, which closely approximates the effective yield method. In accordance with ASC Subtopic 835-30 (“Interest—Imputation of Interest”), debt issuance costs are presented as a reduction to the associated liability balance on the Consolidated Statement of Assets and Liabilities, except for debt issuance costs associated with line-of-credit arrangements. Debt issuance costs, net of accumulated amortization, as of March 31, 2018 and December 31, 2017 were as follows:

(in thousands)	March 31, 2018	December 31, 2017
SBA Debentures	$1,901	$2,059
2022 Notes	1,548	1,633
2024 Notes	4,417	4,591
2021 Asset-Backed Notes	420	503
2022 Convertible Notes	3,492	3,715
Wells Facility(1)	726	227
Union Bank Facility(1)	306	379

Total	$12,810	$13,107

(1)

As the Wells Facility and Union Bank Facility are line-of-credit arrangements, the debt issuance costs associated with these instruments are presented separately as an asset on the Consolidated Statement of Assets and Liabilities in accordance with ASC Subtopic 835-30.

Commitments

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded contractual commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded contractual commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our unfunded contractual commitments may be significant from time to time. A portion of these unfunded contractual commitments are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Furthermore, our credit agreements contain customary lending provisions which allow us relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the company. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. As such, our disclosure of unfunded contractual commitments includes only those which are available at the request of the portfolio company and unencumbered by milestones.

At March 31, 2018, we had approximately $51.9 million of unfunded commitments, including undrawn revolving facilities, which were available at the request of the portfolio company and unencumbered by milestones. We intend to use cash flow from normal and early principal repayments, and proceeds from borrowings and notes to fund these commitments.

We also had approximately $174.0 million of non-binding term sheets outstanding to three new companies, which generally convert to contractual commitments within approximately 90 days of signing. Non-binding outstanding term sheets are subject to completion of our due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

The fair value of our unfunded commitments is considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding, given that interest rates are generally pegged to market indices and given the existence of milestones, conditions and/or obligations imbedded in the borrowing agreements.

As of March 31, 2018, our unfunded contractual commitments available at the request of the portfolio company, including undrawn revolving facilities, and unencumbered by milestones are as follows:

(in thousands) Portfolio Company	Unfunded Commitments(1)
Chemocentryx, Inc.	$10,000
Evernote Corporation	10,000
Proterra, Inc.	10,000
Impact Radius Holdings, Inc.	5,000
Wrike, Inc.	5,000
Achronix Semiconductor Corporation	5,000
Oak Street Health	5,000
Lithium Technologies, Inc.	878
Greenphire	500
Insurance Technologies Corp.	500

Total	$51,878

(1)

Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.

Contractual Obligations

The following table shows our contractual obligations as of March 31, 2018:

	Payments due by period (in thousands)
Contractual Obligations(1)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(2)(3)(5)	$787,285	$151,975	$61,550	$490,250	$83,510
Operating Lease Obligations(4)	17,290	2,436	5,005	5,912	3,937

Total	$804,575	$154,411	$66,555	$496,162	$87,447

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)

Includes $190.2 million in principal outstanding under the SBA debentures, $150.0 million of the 2022 Notes, $183.5 million of the 2024 Notes, $33.6 million of the 2021 Asset-Backed Notes and $230.0 million of the 2022 Convertible Notes as of March 31, 2018.

(3)	Amounts represent future principal repayments and not the carrying value of each liability. See Note 4 to our consolidated financial statements.
(4)	Facility leases and licenses.
(5)	Reflects announced redemption of a portion of the 2024 Notes in April 2018.

Certain premises are leased or licensed under agreements which expire at various dates through June 2027. Total rent expense amounted to approximately $451,000 and $444,000 during the three months ended March 31, 2018 and 2017, respectively.

Indemnification Agreements

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

We and our executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by us to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

Borrowings

Long-Term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. With our net investment of $44.0 million in HT II as of March 31, 2018, HT II has the capacity to issue a total of $41.2 million of SBA guaranteed debentures, subject to SBA approval, of which $41.2 million was outstanding as of March 31, 2018. As of March 31, 2018, HT II has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of March 31, 2018, we held investments in HT II in 34 companies with a fair value of approximately $84.9 million, accounting for approximately 5.7% of our total investment portfolio at March 31, 2018. HT II held approximately $113.1 million in assets and accounted for approximately 5.7% of our total assets prior to consolidation at March 31, 2018.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With our net investment of $74.5 million in HT III as of March 31, 2018, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $149.0 million was outstanding as of March 31, 2018. As of March 31, 2018, HT III has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of March 31, 2018, we held investments in HT III in 47 companies with a fair value of approximately $236.0 million, accounting for approximately 15.9% of our total investment portfolio at March 31, 2018. HT III held approximately $285.8 million in assets and accounted for approximately 14.4% of our total assets prior to consolidation at March 31, 2018.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through our wholly owned subsidiaries HT II and HT III, we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2018 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in March 2009 are set semiannually in March and September and range from 2.25% to 4.62% excluding annual fees. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of March 2009, the initial maturity of SBA debentures will occur in March 2019. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees on other debentures have been set at 0.906%. The annual fees related to HT III debentures that pooled on March 27, 2013 were 0.804%. The annual fees on other debentures have been set at 0.515%. The rates of borrowings on our SBA debentures range from 3.05% to 5.53% when including these annual fees.

The average amount of debentures outstanding for the three months ended March 31, 2018 for HT II was approximately $41.2 million with an average interest rate of approximately 4.56%. The average amount of debentures outstanding for the three months ended March 31, 2018 for HT III was approximately $149.0 million with an average interest rate of approximately 3.46%.

For the three months ended March 31, 2018 and 2017, the components of interest expense and related fees and cash paid for interest expense for the SBA debentures are as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Interest expense	$1,718	$1,719
Amortization of debt issuance cost (loan fees)	158	168

Total interest expense and fees	$1,876	$1,887

Cash paid for interest expense	$3,442	$3,442

In aggregate, at March 31, 2018, with our net investment of $118.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. At March 31, 2018, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries.

We reported the following SBA debentures outstanding principal balances as of March 31, 2018 and December 31, 2017:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	March 31, 2018	December 31, 2017
March 25, 2009	March 1, 2019	5.53%	$18,400	$18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$190,200	$190,200

(1)	Interest rate includes annual charge

2019 Notes

In April and July 2012, we issued $84.5 million in aggregate principal amount of 7.00% notes due 2019 (the “April 2019 Notes”). In September and October 2012, we issued $85.9 million in aggregate principal amount of 7.00% notes due 2019 (the “September 2019 Notes”). The April 2019 Notes and September 2019 Notes are together referred to as the “2019 Notes.”

In April 2015, we redeemed $20.0 million of the $84.5 million issued and outstanding aggregate principal amount of April 2019 Notes, as previously approved by the Board of Directors. In December 2015, we redeemed $40.0 million of the $85.9 million issued and outstanding aggregate principal amount of September 2019 Notes, as previously approved by the Board of Directors. The remaining 2019 Notes were fully redeemed on February 24, 2017.

For the three months ended March 31, 2018 and 2017, the components of interest expense and related fees and cash paid for interest expense for the 2019 Notes are as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Interest expense	$—	$1,159
Amortization of debt issuance cost (loan fees)	—	1,546

Total interest expense and fees	$—	$2,705

Cash paid for interest expense	$—	$1,911

2022 Notes

On October 23, 2017, we issued $150.0 million in aggregate principal amount of the 2022 Notes. The 2022 Notes were issued pursuant to the 2022 Notes Indenture. The sale of the 2022 Notes generated net proceeds of approximately $147.5 million, including a public offering discount of $826,500. Aggregate estimated offering expenses in connection with the transaction, including the underwriter’s discounts and commissions of approximately $975,000, were approximately $1.7 million.

The 2022 Notes mature on October 23, 2022, unless previously repurchased in accordance with their terms. The 2022 Notes bear interest at a rate of 4.625% per year payable semiannually in arrears on April 23 and October 23 of each year, commencing on April 23, 2018.

The 2022 Notes are unsecured obligations of ours that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated, or junior, in right of payment to the 2022 Notes. The 2022 Notes are not guaranteed by any of our current or future subsidiaries. The 2022 Notes rank pari passu, or equally, in right of payment with all of our existing and future liabilities that are not so subordinated, or junior. The 2022 Notes effectively rank subordinated, or junior, to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The 2022 Notes rank structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by subsidiaries, financing vehicles or similar facilities of ours.

We may redeem some or all of the 2022 Notes at any time, or from time to time, at the redemption price set forth under the terms of the indenture after September 23, 2022. No sinking fund is provided for the 2022 Notes. The 2022 Notes were issued in denominations of $2,000 and integral multiples of $1,000 thereof. As of March 31, 2018, we were in compliance with the terms of the 2022 Notes Indenture.

As of March 31, 2018 and December 31, 2017, the components of the carrying value of the 2022 Notes were as follows:

(in thousands)	March 31, 2018	December 31, 2017
Principal amount of debt	$150,000	$150,000
Unamortized debt issuance cost	(1,548)	(1,633)
Original issue discount, net of accretion	(754)	(795)

Carrying value of 2022 Notes	$147,698	$147,572

For the three months ended March 31, 2018 and 2017, the components of interest expense and related fees and cash paid for interest expense for the 2022 Notes are as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Interest expense	$1,734	$—
Amortization of debt issuance cost (loan fees)	84	—
Accretion of original issue discount	41	—

Total interest expense and fees	$1,859	$—

Cash paid for interest expense	$—	$—

2024 Notes

On July 14, 2014, we and U.S. Bank, N.A. (the “2024 Trustee”), entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Base Indenture between us and the 2024 Trustee, dated July 14, 2014, relating to our issuance, offer and sale of $100.0 million aggregate principal amount of the 2024 Notes. On August 6, 2014, the underwriters issued notification to exercise their over-allotment option for an additional $3.0 million in aggregate principal amount of the 2024 Notes.

On May 2, 2016, we closed an underwritten public offering of an additional $72.9 million in aggregate principal amount of the 2024 Notes. The $72.9 million in aggregate principal amount includes $65.4 million from the initial offering on April 21, 2016 and $7.5 million as a result of underwriters exercising a portion of their option to purchase up to an additional $9.8 million in aggregate principal to cover overallotments on April 29, 2016.

On June 27, 2016, we closed an underwritten public offering of an additional $60.0 million in aggregate principal amount of the 2024 Notes. On June 30, 2016, the underwriters exercised their option to purchase up to an additional $9.0 million in aggregate principal to cover overallotments, resulting in total aggregate principal of $69.0 million from the offering.

On October 11, 2016, we entered into a debt distribution agreement, pursuant to which it may offer for sale, from time to time, up to $150.0 million in aggregate principal amount of the 2024 Notes through FBR Capital Markets & Co. acting as its sales agent (the “2024 Notes Agent”). Sales of the 2024 Notes may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE, or similar securities exchange or sales made through a market maker other than on an exchange at prices related to prevailing market prices or at negotiated prices.

On October 24, 2017, our Board of Directors approved a redemption of $75.0 million of outstanding aggregate principal amount of the 2024 Notes, which were redeemed on November 23, 2017.

On February 9, 2018, the Board of Directors approved a redemption of $100.0 million of outstanding aggregate principal amount of the 2024 Notes and notice for such redemption was provided. We redeemed this portion of the 2024 Notes on April 2, 2018.

The 2024 Notes Agent receives a commission from us equal to up to 2.00% of the gross sales of any 2024 Notes sold through the 2024 Notes Agent under the debt distribution agreement. The 2024 Notes Agent is not required to sell any specific principal amount of 2024 Notes but will use its commercially reasonable efforts consistent with its sales and trading practices to sell the 2024 Notes. The 2024 Notes are expected to trade “flat,” which means that purchasers in the secondary market will not pay, and sellers will not receive, any accrued and unpaid interest on the 2024 Notes that is not reflected in the trading price.

During the three months ended March 31, 2018, we did not sell any notes under the debt distribution agreement. During the year ended December 31, 2017, we sold 225,457 notes for approximately $5.6 million in aggregate principal amount. As of March 31, 2018 approximately $136.4 million in aggregate principal amount remains available for issuance and sale under the debt distribution agreement.

All issuances of 2024 Notes rank equally in right of payment and form a single series of notes.

The 2024 Notes will mature on July 30, 2024 and may be redeemed in whole or in part at our option at any time or from time to time on or after July 30, 2017, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2024 Notes bear interest at a rate of 6.25% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2014, and trade on the NYSE under the trading symbol “HTGX.”

The 2024 Notes are our direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the 2024 Notes; (iii) effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.

The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring us to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to comply with the restrictions on dividends and other distributions as well as the purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Third Supplemental Indenture. The Base Indenture, as supplemented by the Third Supplemental Indenture, also contains certain reporting requirements, including a requirement that we provide financial information to the holders of the 2024 Notes and the 2024 Trustee if we should no longer be subject to the reporting requirements under the Exchange Act. The Base Indenture provides for customary events of default and further provides that the 2024 Trustee or the holders of 25% in aggregate principal amount of the outstanding 2024 Notes in a series may declare such 2024 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. As of March 31, 2018, we were in compliance with the terms of the Base Indenture as supplemented by the Third Supplemental Indenture.

As of March 31, 2018 and December 31, 2017, the components of the carrying value of the 2024 Notes were as follows:

(in thousands)	March 31, 2018	December 31, 2017
Principal amount of debt	$183,510	$183,510
Unamortized debt issuance cost	(4,417)	(4,591)
Original issue premium, net of amortization	68	82

Carrying value of 2024 Notes	$179,161	$179,001

For the three months ended March 31, 2018 and 2017, the components of interest expense and related fees and cash paid for interest expense for the 2024 Notes are as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Interest expense	$2,881	$3,987
Amortization of debt issuance cost (loan fees)	174	249
Amortization of original issue premium	(13)	(16)

Total interest expense and fees	$3,042	$4,220

Cash paid for interest expense	$2,867	$3,977

2021 Asset-Backed Notes

On November 13, 2014, we completed a $237.4 million term debt securitization in connection with which an affiliate of ours made an offer of $129.3 million in aggregate principal amount of the 2021 Asset-Backed Notes, which were rated A(sf) by Kroll Bond Rating Agency, Inc. The 2021 Asset-Backed Notes were sold by Hercules Capital Funding Trust 2014-1 pursuant to a note purchase agreement, dated as of November 13, 2014, by and among us, the 2014 Trust Depositor, the 2014 Securitization Issuer, and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of our portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by us. The securitization has an 18-month reinvestment period during which time principal collections may be reinvested into additional eligible loans. Interest on the 2021 Asset-Backed Notes is paid, to the extent of funds available, at a fixed rate of 3.524% per annum. The 2021 Asset-Backed Notes have a stated maturity of April 16, 2021.

As part of this transaction, we entered into a sale and contribution agreement with the 2014 Trust Depositor under which we have agreed to sell or have contributed to the 2014 Trust Depositor the 2014 Loans. We have made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2014 Loans as of the date of their transfer to the 2014 Trust Depositor.

In connection with the issuance and sale of the 2021 Asset-Backed Notes, we have made customary representations, warranties and covenants in the note purchase agreement. The 2021 Asset-Backed Notes are secured obligations of the 2014 Securitization Issuer and are non-recourse to us. The 2014 Securitization Issuer also entered into an indenture governing the 2021 Asset-Backed Notes, which includes customary representations, warranties and covenants. The 2021 Asset-Backed Notes were sold without being registered under the Securities Act (A) in the United States to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rules 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” as defined in Section 2(a)(51)(A) of the 1940 Act and pursuant to an exemption under the Securities Act and (B) to non-U.S. purchasers acquiring interest in the 2021 Asset-Backed Notes outside the United States in accordance with Regulation S under the Securities Act. The 2014 Securitization Issuer is not registered under the 1940 Act in reliance on an exemption provided by Section 3(c)(7) thereof and Rule 3a-7 thereunder. In addition, the 2014 Trust Depositor entered into an amended and restated trust agreement in respect of the 2014 Securitization Issuer, which includes customary representation, warranties and covenants.

The 2014 Loans are serviced by us pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. We perform certain servicing and administrative functions with respect to the 2014 Loans. We are entitled to receive a monthly fee from the 2014 Securitization Issuer for servicing the 2014 Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including October 5, 2014 through and including December 5, 2014 over 360) of 2.00% and the aggregate outstanding principal balance of the 2014 Loans plus collections on deposit in the 2014 Securitization Issuer’s collections account, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including October 5, 2014, to the close of business on December 5, 2014). We also serve as administrator to the 2014 Securitization Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At March 31, 2018 and December 31, 2017, the 2021 Asset-Backed Notes had an outstanding principal balance of $33.6 million and $49.2 million, respectively.

For the three months ended March 31, 2018 and 2017, the components of interest expense and related fees and cash paid for interest expense for the 2021 Asset-Backed Notes are as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Interest expense	$341	$888
Amortization of debt issuance cost (loan fees)	83	210

Total interest expense and fees	$424	$1,098

Cash paid for interest expense	$387	$940

Under the terms of the 2021 Asset-Backed Notes, we are required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2021 Asset-Backed Notes. We have segregated these funds and classified them as restricted cash. There was approximately $3.6 million and $3.7 million of restricted cash as of March 31, 2018 and December 31, 2017, respectively, funded through interest collections.

Convertible Notes

2022 Convertible Notes

On January 25, 2017, we issued $230.0 million in aggregate principal amount of the 2022 Convertible Notes, which amount includes the additional $30.0 million aggregate principal amount of 2022 Convertible Notes issued pursuant to the initial purchaser’s exercise in full of its overallotment option. The 2022 Convertible Notes were issued pursuant to an Indenture, dated January 25, 2017 (the “2022 Convertible Notes Indenture”), between us and U.S. Bank, National Association, as trustee (the “2022 Convertible Notes Trustee”). The sale of the 2022 Convertible Notes generated net proceeds of approximately $225.5 million, including $4.5 million of debt issuance costs.

The 2022 Convertible Notes mature on February 1, 2022, unless previously converted or repurchased in accordance with their terms. The 2022 Convertible Notes bear interest at a rate of 4.375% per year payable semiannually in arrears on February 1 and August 1 of each year, commencing on August 1, 2017.

The 2022 Convertible Notes are unsecured obligations of ours and rank senior in right of payment to our future indebtedness that is expressly subordinated in right of payment to the 2022 Convertible Notes; equal in right of payment to our existing and future indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding August 1, 2021, holders may convert their 2022 Convertible Notes only under certain circumstances set forth in the 2022 Convertible Notes Indenture. On or after August 1, 2021 until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their 2022 Convertible Notes at any time. Upon conversion, we will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate is initially 60.9366 shares of common stock per $1,000 principal amount of 2022 Convertible Notes (equivalent to an initial conversion price of approximately $16.41 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the maturity date, we will increase the conversion rate for a holder who elects to convert its 2022 Convertible Notes in connection with such a corporate event in certain circumstances. As of March 31, 2018, the conversion rate was 60.9366 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an adjusted conversion price of approximately $16.41 per share of common stock).

We may not redeem the 2022 Convertible Notes at its option prior to maturity. No sinking fund is provided for the 2022 Convertible Notes. In addition, if certain corporate events occur, holders of the 2022 Convertible Notes may require us to repurchase for cash all or part of their 2022 Convertible Notes at a repurchase price equal to 100% of the principal amount of the 2022 Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The 2022 Convertible Notes Indenture contains certain covenants, including covenants requiring us to comply with Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the 2022 Convertible Notes and the 2022 Convertible Notes Trustee if we cease to be subject to the reporting requirements of the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the 2022 Convertible Notes Indenture. We offered and sold the 2022 Convertible Notes to the initial purchaser in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, for resale by the initial purchaser to qualified institutional buyers (as defined in the Securities Act) pursuant to the exemption from registration provided by Rule 144A under the Securities Act. We relied on these exemptions from registration based in part on representations made by the initial purchaser in connection with the sale of the 2022 Convertible Notes.

The 2022 Convertible Notes are accounted for in accordance with ASC Subtopic 470-20 (“Debt Instruments with Conversion and Other Options”). In accounting for the 2022 Convertible Notes, we estimated at the time of issuance that the values of the debt and the embedded conversion feature of the 2022 Convertible Notes were approximately 98.5% and 1.5%, respectively. The original issue discount of 1.5%, or $3.4 million, attributable to the conversion feature of the 2022 Convertible Notes was recorded in “capital in excess of par value” in the Consolidated Statement of Assets and Liabilities. As a result, we record interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 4.76%.

As of March 31, 2018 and December 31, 2017, the components of the carrying value of the 2022 Convertible Notes were as follows:

(in thousands)	March 31, 2018	December 31, 2017
Principal amount of debt	$230,000	$230,000
Unamortized debt issuance cost	(3,492)	(3,715)
Original issue discount, net of accretion	(2,630)	(2,797)

Carrying value of 2022 Convertible Notes	$223,878	$223,488

For the three months ended March 31, 2018 and 2017, the components of interest expense, fees and cash paid for interest expense for the 2022 Convertible notes were as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Interest expense	$2,516	$1,758
Amortization of debt issuance cost (loan fees)	223	133
Accretion of original issue discount	168	112

Total interest expense and fees	$2,907	$2,003

Cash paid for interest expense	$5,031	$—
As of March 31, 2018, we are in compliance with the terms of the indentures governing the 2022 Convertible Notes.

Credit Facilities

As of March 31, 2018 and December 31, 2017, we have two available secured credit facilities, the Wells Facility and the Union Bank Facility.

Wells Facility

On June 29, 2015, we, through a special purpose wholly owned subsidiary, Hercules Funding II LLC (“Hercules Funding II”), entered into the Wells Facility with Wells Fargo Capital Finance, LLC, as a lender and as the arranger and the administrative agent, and the lenders party thereto from time to time.

The Wells Facility matures on August 2, 2019, unless terminated sooner in accordance with its terms.

Under the Wells Facility, Wells Fargo Capital Finance, LLC made commitments of $75.0 million, Alostar Bank of Commerce made commitments of $20.0 million, and Everbank Commercial Finance Inc. made commitments of $25.0 million. The Wells Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo and subject to other customary conditions. We expect to continue discussions with various other potential lenders to join the facility; however, there can be no assurances that additional lenders will join the Wells Facility. Borrowings under the Wells Facility generally bear interest at a rate per annum equal to LIBOR plus 3.25%, and the Wells Facility has an advance rate of 50% against eligible debt investments. The Wells Facility is secured by all of the assets of Hercules Funding II. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. For the three months ended March 31, 2018 and 2017, this non-use fee was $150,000 and $145,000, respectively.

The Wells Facility also includes various financial and other covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding II, including covenants relating to certain changes of control of us and Hercules Funding II. Among other things, these covenants also require us to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014.

As of March 31, 2018, the minimum tangible net worth covenant increased to $742.7 million as a result of the public offering of 18.2 million shares of common stock issued for a total gross proceeds of approximately $242.8 million under the Prior Equity Distribution Agreement through February 2017, and the Equity

Distribution Agreement for the issuance of 1.6 million shares for gross proceeds of $20.5 million during 2017, and the issuance of 478,000 shares for gross proceeds of $6.3 million during the three months ended March 31, 2018. See “Note 6—Stockholder’s Equity” included in the notes to our consolidated financial statements appearing elsewhere in this prospectus.

The Wells Facility provides for customary events of default, including, without limitation, with respect to payment defaults, breach of representations and covenants, certain key person provisions, cross acceleration provisions to certain other debt, lien and judgment limitations, and bankruptcy.

On June 20, 2011, we paid $1.1 million in structuring fees in connection with the original Wells Facility. In connection with an amendment to the original Wells Facility in August 2014, we paid an additional $750,000 in structuring fees and in connection with the amendment in December 2015, we paid an additional $188,000 in structuring fees. These fees are being amortized through the end of the term of the Wells Facility.

We did not make any draws or repayments on the available facility during the three months ended March 31, 2018. We had aggregate draws of $8.5 million on the available facility during the three months ended March 31, 2017 offset by repayments of $13.5 million. There were no borrowings outstanding on the facility as of March 31, 2018 and December 31, 2017.

For the three months ended March 31, 2018 and 2017, the components of interest expense and related fees and cash paid for interest expense for the Wells Facility are as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Interest expense	$—	$2
Amortization of debt issuance cost (loan fees)	44	107

Total interest expense and fees	$44	$109

Cash paid for interest expense	$—	$256

Union Bank Facility

On May 5, 2016, we, through a special purpose wholly owned subsidiary, Hercules Funding III LLC (“Hercules Funding III”), as borrower, entered into the Union Bank Facility with MUFG Union Bank, as the arranger and administrative agent, and the lenders party to the Union Bank Facility from time to time. The Union Bank Facility replaced the Prior Union Bank Facility. Any references to amounts related to the Union Bank Facility prior to May 5, 2016 were incurred and relate to the Prior Union Bank Facility.

On July 18, 2016, we entered into the First Amendment to the Loan and Security Agreement, dated as of May 5, 2016 with MUFG Union Bank, N.A. The Amendment amends certain definitions relating to borrowings which accrue interest based on the London Interbank Offered Rate (“LIBOR Loans”) and (ii) the method(s) for calculating interest on and the paying of certain fees related to such LIBOR Loans.

Under the Union Bank Facility, MUFG Union Bank made commitments of $75.0 million. The Union Bank Facility contains an accordion feature, in which we can increase the credit line up to an aggregate of $200.0 million, funded by additional lenders and with the agreement of MUFG Union Bank and subject to other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility to increase available borrowings. Borrowings under the Union Bank Facility generally bear interest at either (i) if such borrowing is a base rate loan, a base rate per annum equal to the federal funds rate plus 1.00%, LIBOR plus 1.00% or MUFG Union Bank’s prime rate, in each case, plus a margin of 1.25% or (ii) if such borrowing is a LIBOR loan, a rate per annum equal to LIBOR plus 3.25%, and the Union Bank Facility generally has an advance rate of 50% against eligible debt investments. The Union Bank Facility is secured by all of the assets of Hercules Funding III.

We paid a one-time $562,500 structuring fee in connection with the Union Bank Facility. The Union Bank Facility requires payment of a non-use fee during the revolving credit availability period on a scale of 0.25% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. For the three months ended March 31, 2018, the company incurred non-use fees of $94,000. For the three months ended March 31, 2017, the company incurred non-use fees under the Prior Union Bank Facility of $94,000.

The Union Bank Facility also includes various financial and other covenants applicable to us and our subsidiaries, in addition to those applicable to Hercules Funding III, including covenants relating to certain changes of control of the Company and Hercules Funding III. Among other things, these covenants also require us to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014.

As of March 31, 2018, the minimum tangible net worth covenant increased to $789.2 million as a result the public offering of 18.2 million shares of common stock issued for a total net proceeds of approximately $239.8 million under the Prior Equity Distribution Agreement through February 2017, and the issuance of 1.6 million shares for net proceeds of $20.0 million during 2017, and the issuance of 478,000 shares for net proceeds of $6.0 million during the three months ended March 31, 2018 under the Equity Distribution Agreement. See “Note 6—Stockholder’s Equity” included in the notes to our consolidated financial statements appearing elsewhere in this prospectus.

The Union Bank Facility provides for customary events of default, including with respect to payment defaults, breach of representations and covenants, servicer defaults, certain key person provisions, cross default provisions to certain other debt, lien and judgment limitations, and bankruptcy.

The Union Bank Facility matures on May 5, 2020, unless terminated sooner in accordance with its terms.

In connection with the Union Bank Facility, we and Hercules Funding III also entered into the Sale and Servicing Agreement, dated May 5, 2016 (the “Sale Agreement”), by and among Hercules Funding III, as borrower, us, as originator and servicer, and MUFG Union Bank, as agent. Under the Sale Agreement, we agree to (i) sell or transfer certain loans to Hercules Funding III under the MUFG Union Bank Facility and (ii) act as servicer for the loans sold or transferred.

We did not make any draws or repayments on the available facility during the three months ended March 31, 2018 and 2017. At March 31, 2018 and December 31, 2017, there were no borrowings outstanding on the Union Bank Facility.

For the three months ended March 31, 2018 and 2017, the components of interest expense and related fees and cash paid for interest expense for the previous and current Union Bank Facility are as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Interest expense	$—	$—
Amortization of debt issuance cost (loan fees)	74	112

Total interest expense and fees	$74	$112

Cash paid for interest expense	$—	$—

Distributions

The following table summarizes our distributions declared and paid, to be paid or reinvested on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
Cumulative distributions declared and paid prior to January 1, 2016			$11.23
February 17, 2016	March 7, 2016	March 14, 2016	0.31
April 27, 2016	May 16, 2016	May 23, 2016	0.31
July 27, 2016	August 15, 2016	August 22, 2016	0.31
October 24, 2016	November 14, 2016	November 21, 2016	0.31
February 16, 2017	March 6, 2017	March 13, 2017	0.31
April 26, 2017	May 15, 2017	May 22, 2017	0.31
July 26, 2017	August 14, 2017	August 21, 2017	0.31
October 25, 2017	November 13, 2017	November 20, 2017	0.31
February 14, 2018	March 5, 2018	March 12, 2018	0.31
April 25, 2018	May 14, 2018	May 21, 2018	0.31

			$14.33

On April 25, 2018, the Board of Directors declared a cash distribution of $0.31 per share to be paid on May 21, 2018 to stockholders of record as of May 14, 2018. This distribution represents our fifty-first consecutive distribution since our IPO, bringing the total cumulative distribution to date to $14.33 per share.

Our Board of Directors maintains a variable distribution policy with the objective of distributing four quarterly distributions in an amount that approximates 90—100% of our taxable quarterly income or potential annual income for a particular taxable year. In addition, at the end of our taxable year, our Board of Directors may choose to pay an additional special distribution, or fifth distribution, so that we may distribute approximately all of our annual taxable income in the taxable year in which it was earned, or may elect to maintain the option to spill over our excess taxable income into the following taxable year as part of any future distribution payments.

Distributions from our taxable income (including gains) to a stockholder generally will be treated as a dividend for U.S. federal income tax purposes to the extent of such stockholder’s allocable share of our current or accumulated earnings and profits. Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of a stockholder’s tax basis in our shares, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our taxable year based upon our taxable income for the full taxable year and distributions paid for the full taxable year. As a result, any determination of the tax attributes of our distributions made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full taxable year. Of the distributions declared during the fiscal years ended December 31, 2017, 2016, and 2015, 100% were distributions derived from our current and accumulated earnings and profits.

During the three months ended March 31, 2018, we declared a distribution of $0.31 per share. If we had determined the tax attributes of our distributions year-to-date as of March 31, 2018, 100% would be from our current and accumulated earnings and profits. However, there can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2018 distributions to stockholders will actually be.

We maintain an “opt out” dividend reinvestment plan that provides for reinvestment of our distribution on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

Shortly after the close of each calendar year information identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution, if any) will be provided to our stockholders subject to information reporting. To the extent our taxable earnings fall below the total amount of our distributions for any taxable year, a portion of those distributions may be deemed a tax return of capital to our stockholders.

We expect to qualify to be subject to tax as a RIC under Subchapter M of the Code. In order to be subject to tax as a RIC, we are required to satisfy certain annual gross income and quarterly asset composition tests, as well as make distributions to our stockholders each taxable year treated as dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of our investment company taxable income, determined without regard to any deduction for dividends paid, plus our net tax-exempt income, if any. Upon being eligible to be subject to tax as a RIC, we would be entitled to deduct such distributions we pay to our stockholders in determining the overall components of our “taxable income.” Components of our taxable income include our taxable interest, dividend and fee income, reduced by certain deductions, as well as taxable net realized securities gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes net unrealized appreciation or depreciation as such gains or losses are not included in taxable income until they are realized. In connection with maintaining our ability to be subject to tax as a RIC, among other things, we have made and intend to continue to make the requisite distributions to our stockholders each taxable year, which generally should relieve us from corporate-level U.S. federal income taxes.

As a RIC, we will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income and gains unless we make distributions treated as dividends for U.S. federal income tax purposes in a timely manner to our stockholders in respect of each calendar year of an amount generally at least equal to the Excise Tax Avoidance Requirement. We will not be subject to this excise tax on any amount on which we incurred U.S. federal corporate income tax (such as the tax imposed on a RIC’s retained net capital gains).

Depending on the level of taxable income earned in a taxable year, we may choose to carry over taxable income in excess of current taxable year distributions treated as dividends for U.S. federal income tax purposes from such taxable income into the next taxable year and incur a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of distributions treated as dividends for U.S. federal income tax purposes paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next taxable year, distributions declared and paid by us in a taxable year may differ from our taxable income for that taxable year as such distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.

We intend to distribute 100% of our spillover earnings, which consists of ordinary income, from the year ended December 31, 2017 to our stockholders during 2018.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Reclassification

Certain balances from prior years have been reclassified in order to conform to the current year presentation.

Valuation of Investments

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

At March 31, 2018, approximately 91.6% of our total assets represented investments in portfolio companies whose fair value is determined in good faith by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our investments are carried at fair value in accordance with the 1940 Act and ASC Topic 946 and measured in accordance with ASC Topic 820. Our debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of our investments in these portfolio companies are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, we value substantially all of our investments at fair value as determined in good faith pursuant to a consistent valuation policy by our Board of Directors in accordance with the provisions of ASC Topic 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

We may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments. We engage independent valuation firms on a discretionary basis. Specifically, on a quarterly basis, we will identify portfolio investments with respect to which an independent valuation firm will assist in valuing. We select these portfolio investments based on a number of factors, including, but not limited to, the potential for material fluctuations in valuation results, credit quality and the time lapse since the last valuation of the portfolio investment by an independent valuation firm.

We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately, and solely, responsible for determining the fair value of our investments in good faith.

Refer to “Note 2—Summary of Significant Accounting Policies” included in the notes to our consolidated financial statements appearing elsewhere in this prospectus for a discussion of our valuation policies for the three months ended March 31, 2018.

Income Recognition

See “—Changes in Portfolio” for a discussion of our income recognition policies and results during the three months ended March 31, 2018. See “—Results of Operations” for a comparison of investment income for the three months ended March 31, 2018 and 2017.

Stock Based Compensation

We have issued and may, from time to time, issue stock options and restricted stock to employees under our 2004 Equity Incentive Plan and to Board members under our 2006 Equity Incentive Plan prior to its expiration on June 21, 2017. We follow the guidelines set forth under ASC Topic 718, (“Compensation—Stock Compensation”) to account for stock options granted. Under ASC Topic 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Recent Accounting Pronouncements

In January 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-01, “Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities,” which, among other things, requires that (i) all equity investments, other than equity-method investments, in unconsolidated entities generally be measured at fair value through earnings and (ii) an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, the ASU changes the disclosure requirements for financial instruments. ASU 2016-01 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. We have adopted this standard, which did not have a material impact, on our consolidated financial statements and related disclosures for the periods presented.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842),” which, among other things, requires recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous GAAP. Additionally, the ASU requires the classification of all cash payments on leases within operating activities in the Consolidated Statement of Cash Flows. ASU 2016-02 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2018. Early adoption is permitted. We anticipate an increase in the recognition of right-of-use assets and lease liabilities, however, we do not believe that ASU 2016-02 will have a material impact on our consolidated financial statements and disclosures.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments,” which addresses eight specific cash flow issues including, among other things, the classification of debt prepayment or debt extinguishment costs. ASU 2016-15 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. We have adopted this standard, which did not have a material impact, on our consolidated financial statements and related disclosures for the periods presented.

In October 2016, the SEC adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. Implementation of the new or amended rules is required for reporting periods ending after August 1, 2017. We have reviewed the requirements and adopted the amendments to Regulation S-X on our consolidated financial statements and related disclosures for the periods presented.

In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230),” which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017. We have adopted this standard, which did not have a material impact, on our consolidated financial statements and related disclosures for the periods presented.

Quantitative and Qualitative Disclosure About Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle fund investments. Our investment income will be affected by changes in various interest rates, including LIBOR and Prime rates, to the extent our debt investments include variable interest rates. As of March 31, 2018, approximately 96.5% of the loans in our portfolio had variable rates based on floating Prime or LIBOR rates with a floor. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Based on our Consolidated Statement of Assets and Liabilities as of March 31, 2018, the following table shows the approximate annualized increase (decrease) in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investments and borrowings.

(in thousands) Basis Point Change	Interest Income	Interest Expense	Net Income	EPS(1)
25	$3,088	$—	$3,088	$0.04
50	$6,197	$—	$6,197	$0.07
75	$9,394	$—	$9,394	$0.11
100	$12,591	$—	$12,591	$0.15
200	$25,791	$—	$25,791	$0.30
300	$38,578	$—	$38,578	$0.46

(1)	Earnings per share impact calculated based on basic weighted average shares outstanding of 84,596.

We do not currently engage in any hedging activities. However, we may, in the future, hedge against interest rate fluctuations (and foreign currency) by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates (and foreign currency), they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. During the three months ended March 31, 2018, we did not engage in interest rate (or foreign currency) hedging activities.

Although we believe that the foregoing analysis is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in our portfolio. It also does not adjust for other business developments, including borrowings under our SBA debentures, 2022 Notes, 2024 Notes, 2021 Asset-Backed Notes, 2022 Convertible Notes, and Credit Facilities, that could affect the net increase in net assets resulting from operations, or net income. It also does not assume any repayments from borrowers. Accordingly, no assurances can be given that actual results would not differ materially from the statement above.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by variable rate assets in our investment portfolio.

For additional information regarding the interest rate associated with each of our SBA debentures, 2022 Notes, 2024 Notes, 2025 Notes, 2021 Asset-Backed Notes, 2022 Convertible Notes, and Credit Facilities, please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Outstanding Borrowings” in this prospectus.

BUSINESS

We are a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences and sustainable and renewable technology industries. We source our investments through our principal office located in Palo Alto, CA, as well as through our additional offices in Boston, MA, New York, NY, Washington, DC, Hartford, CT and San Diego, CA.

Our goal is to be the leading structured debt financing provider for venture capital-backed companies in technology-related industries requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology and to offer a full suite of growth capital products. We focus our investments in companies active in the technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life sciences. Within the life sciences sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. Within the sustainable and renewable technology sub-sector, we focus on sustainable and renewable energy technologies and energy efficiency and monitoring technologies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our total assets in such businesses.

We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We invest primarily in private companies but also have investments in public companies. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or other rights to purchase common or preferred stock. Our structured debt with warrants investments typically are secured by some or all of the assets of the portfolio company. We also provide “unitranche” loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position.

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our warrant and equity-related investments. Our primary business objectives are to increase our net income, net operating income and NAV by investing in structured debt with warrants and equity of venture capital-backed companies in technology-related industries with attractive current yields and the potential for equity appreciation and realized gains. Our equity ownership in our portfolio companies may exceed 25% of the voting securities of such companies, which represents a controlling interest under the 1940 Act. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital-backed companies in technology-related industries is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

We also make investments in qualifying small businesses through our two wholly-owned SBICs. Our SBIC subsidiaries, HT II and HT III hold approximately $113.1 million and $285.8 million in assets, respectively, and accounted for approximately 5.7% and 14.4% of our total assets, respectively, prior to consolidation at March 31, 2018. At March 31, 2018, we have issued $190.2 million in SBA-guaranteed debentures in our SBIC subsidiaries. See “Regulation—Small Business Administration Regulations” for additional information regarding our SBIC subsidiaries.

We regularly engage in discussions with third parties with respect to various potential transactions. We may acquire an investment or a portfolio of investments or an entire company or sell a portion of our portfolio on an opportunistic basis. We, our subsidiaries or our affiliates, may also agree to manage certain other funds that invest in debt, equity or provide other financing or services to companies in a variety of industries for which we may earn management or other fees for our services. We may also invest in the equity of these funds, along with other third parties, from which we would seek to earn a return and/or future incentive allocations. Some of these transactions could be material to our business. Consummation of any such transaction will be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our Board of Directors and required regulatory or third party consents and, in certain cases, the approval of our stockholders. Accordingly, there can be no assurance that any such transaction would be consummated. Any of these transactions or funds may require significant management resources either during the transaction phase or on an ongoing basis depending on the terms of the transaction.

CORPORATE HISTORY AND OFFICES

We are a Maryland corporation formed in December 2003 that began investment operations in September 2004. On February 25, 2016, we changed our name from “Hercules Technology Growth Capital, Inc.” to “Hercules Capital, Inc.” We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) except for debentures issued by the SBA and any preferred stock we may issue in the future, of at least 200% (or 150%, subject to certain approval and disclosure requirements) subsequent to each borrowing or issuance of senior securities. See “Regulation.”

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and, to a lesser extent, in foreign companies.

We are internally managed under the supervision of our Board of Directors. We do not pay management or advisory fees, but instead incur costs customary for an operating company. Some of those costs include recruiting and marketing expenses as well as the costs associated with employing management, investment and portfolio management professionals, and technology, secretarial and other support personnel. In connection with our recruiting, branding and marketing efforts, we may, among other things, make charitable contributions in amounts we believe to be immaterial. We believe that many of these contributions help us raise our profile in the communities and benefit us in attracting and retaining talent and investment opportunities.

Effective January 1, 2006, we elected to be treated for tax purposes as a RIC under the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, our qualification and election to be treated as a RIC requires that we comply with provisions contained in the Code. For example, as a RIC we must receive 90% or more of our income from qualified earnings, typically referred to as “good income,” as well as satisfy asset diversification and income distribution requirements. As an investment company, we follow accounting and reporting guidance as set forth in Topic 946 of FASB’s ASC.

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in Boston, MA, New York, NY, Washington, DC, Hartford, CT and San Diego, CA. We maintain a website on the Internet at www.htgc.com. We make available, free of charge, on our website our proxy statement, annual report on Form 10-K, quarterly reports on

Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

OUR MARKET OPPORTUNITY

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology- related companies for the following reasons:

•	technology-related companies have generally been underserved by traditional lending sources;

•	unfulfilled demand exists for structured debt financing to technology-related companies due to the complexity of evaluating risk in these investments; and

•	structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with these companies effectively.

The unique cash flow characteristics of many technology-related companies typically include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of these companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders generally refrain from entering the structured debt financing marketplace, instead preferring the risk-reward profile of asset-based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity.

We believe that demand for structured debt financing is currently underserved. The venture capital market for the technology-related companies in which we invest has been active. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants products provide access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe many technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period sometimes required prior to liquidity events.

OUR BUSINESS STRATEGY

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, our team members have originated structured debt, debt with warrants and equity investments in over 420 technology-related companies, representing more than $7.6 billion in commitments from inception to March 31, 2018, and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which we believe will enable us to identify and attract well-positioned prospective portfolio companies.

We focus our investing activities generally in industries in which our investment professionals have investment experience. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk-adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from warrant and equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities (typically between 24-48 months), security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment. Although we do not currently engage in hedging transactions, we may engage in hedging transactions in the future utilizing instruments such as forward contracts, currency options and interest rate swaps, caps, collars, and floors.

Historically our structured debt investments to technology-related companies typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, in some cases, we receive the right to make additional equity investments in our portfolio companies, including the right to convert some portion of our debt into equity, in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt, including below-investment grade debt instruments (also known as “junk bonds”), to equity capital, with a focus on structured debt with warrants.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, including select publicly listed companies and select special opportunity lower middle market companies that require additional capital to fund acquisitions, recapitalizations and refinancings and established-stage companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive SQL database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of March 31, 2018, our proprietary SQL-based database system included approximately 48,810 technology-related companies and approximately 10,400 venture capital firms, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

OUR INVESTMENTS AND OPERATIONS

We principally invest in debt securities and, to a lesser extent, equity securities, with a particular emphasis on structured debt with warrants.

We generally seek to invest in companies that have been operating for at least six to 12 months prior to the date of our investment. We anticipate that such entities may, at the time of investment, be generating revenues or will have a business plan that anticipates generation of revenues within 24 to 48 months. Further, we anticipate that on the date of our investment we will generally obtain a lien on available assets, which may or may not include intellectual property, and these companies will have sufficient cash on their balance sheet to operate as well as potentially amortize their debt for at least three to nine months following our investment. We generally require that a prospective portfolio company, in addition to having sufficient capital to support leverage, demonstrate an operating plan capable of generating cash flows or raising the additional capital necessary to cover its operating expenses and service its debt, for an additional six to 12 months subject to market conditions.

We expect that our investments will generally range from $12.0 million to $40.0 million, although we may make investments in amounts above or below this range. We typically structure our debt securities to provide for amortization of principal over the life of the loan, but may include a period of interest-only payments. Our loans will typically be collateralized by a security interest in the borrower’s assets, although we may not have the first claim on these assets and the assets may not include intellectual property. Our debt investments carry fixed or variable contractual interest rates which generally ranged from approximately 5.1% to 14.5% as of March 31, 2018. As of March 31, 2018, approximately 96.5% of our loans were at floating rates or floating rates with a floor and 3.5% of the loans were at fixed rates.

In addition to the cash yields received on our loans, our loans generally include one or more of the following: exit fees, balloon payment fees, commitment fees, success fees or prepayment fees. In some cases our loans also include contractual PIK interest arrangements. The increases in loan balances as a result of contractual PIK arrangements are included in income for the period in which such PIK interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income for tax purposes certain other amounts prior to receiving the related cash.

In addition, the majority of our investments in the structured debt of venture capital-backed companies generally have equity enhancement features, typically in the form of warrants or other equity-related securities that are considered OID to our loans and are designed to provide us with an opportunity for potential capital appreciation. The warrants typically will be immediately exercisable upon issuance and generally will remain exercisable for the lesser of five to ten years or three to five years after completion of an IPO. The exercise prices for the warrants varies from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we receive warrants. We may structure warrants to provide minority rights provisions or on a very select basis put rights upon the occurrence of certain events. We generally target a total annualized return (including interest, fees and value of warrants) of 12% to 25% for our debt investments.

Typically, our structured debt and equity investments take one of the following forms:

•

Structured Debt with Warrants. We seek to invest a majority of our assets in structured debt with warrants of prospective portfolio companies. Our investments in structured debt with warrants may be the only debt capital on the balance sheet of our portfolio companies, and in many cases we have a first priority security interest in all of our portfolio company’s assets, or in certain investments we may have a negative pledge on intellectual property. Our structured debt with warrants typically has a maturity of between two and seven years, and they may provide for full amortization after an interest only period. Our structured debt with warrants generally carries a contractual interest rate up to 14.5% and may include an additional exit fee payment or contractual PIK interest arrangements. We may structure our structured debt with warrants with restrictive affirmative and negative covenants, default penalties, prepayment penalties, lien protection, equity calls, change-in-control provisions or board observation rights.

•

Senior Debt. We seek to invest a limited portion of our assets in senior debt. Senior debt may be collateralized by accounts receivable and/or inventory financing of prospective portfolio companies. Senior debt has a senior position with respect to a borrower’s scheduled interest and principal payments and holds a first priority security interest in the assets pledged as collateral. Senior debt also may impose covenants on a borrower with regard to cash flows and changes in capital structure, among other items. We generally collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property. Our senior loans, in certain instances, may be tied to the financing of specific assets. In connection with a senior debt investment, we may also provide the borrower with a working capital line-of-credit that will carry an interest rate ranging from Prime or LIBOR plus a spread with a floor, generally maturing in one to three years, and typically secured by accounts receivable and/or inventory.

•

Equipment Loans. We intend to invest a limited portion of our assets in equipment-based loans to early-stage prospective portfolio companies. Equipment-based loans are secured by a first priority security interest in only the specific assets financed. These loans are generally for amounts of $1.0 million to $3.0 million but may be up to $15.0 million, carry a contractual interest rate between Prime and Prime plus 9.0%, and have an average term between three and four years. Equipment loans may also include exit fee payments.

•

Equity-Related Securities. The equity-related securities we hold consist primarily of warrants or other equity interests generally obtained in connection with our structured debt investments. In addition to the warrants received as a part of a structured debt financing, we typically receive the right to make equity investments in a portfolio company in connection with that company’s next round of equity financing. We may also hold certain debt investments that have the right to convert a portion of the debt investment into equity. These rights will provide us with the opportunity to further enhance our returns over time through opportunistic equity investments in our portfolio companies. These equity-related investments are typically in the form of preferred or common equity and may be structured with a dividend yield, providing us with a current return, and with customary anti-dilution protection and preemptive rights. We may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to buy back the equity-related securities we hold. We may also make stand-alone direct equity investments into portfolio companies in which we may not have any debt investment in the company. As of March 31, 2018, we held warrant and equity-related securities in 161 portfolio companies.

A comparison of the typical features of our various investment alternatives is set forth in the chart below.

	Structured Debt with Warrants	Senior Debt	Equipment Loans	Equity-Related Securities
Typical Structure	Term debt with warrants	Term or revolving debt	Term debt with warrants	Preferred stock or common stock

Investment Horizon	Long-term, ranging from 2 to 7 years, with an average of 3 years	Usually under 3 years	Ranging from 3 to 4 years	Ranging from 3 to 7 years

Ranking/Security	Senior secured, either first out or last out, or second lien	Senior / First lien	Secured only by underlying equipment	None/unsecured

Covenants	Less restrictive; mostly financial	Generally borrowing base and financial	None	None

Risk Tolerance	Medium / High	Low	High	High

Coupon/Dividend	Cash pay—fixed and floating rate; PIK in limited cases	Cash pay—fixed or floating rate	Cash pay—fixed or floating rate and may include PIK	Generally none

Customization or Flexibility	More flexible	Little to none	Little to none	Flexible

Equity Dilution	Low to medium	None to low	Low	High

Investment Criteria

We have identified several criteria, among others, that we believe are important in achieving our investment objective with respect to prospective portfolio companies. These criteria, while not inclusive, provide general guidelines for our investment decisions.

Portfolio Composition. While we generally focus our investments in venture capital-backed companies in technology-related industries, we seek to invest across various financial sponsors as well as across various stages of companies’ development and various technology industry sub-sectors and geographies. As of March 31, 2018, approximately 78.1% of the fair value of our portfolio was composed of investments in five industries: 26.5% investments in the software industry, 26.1% investments in the drug discovery & development industry, 12.0% investments in the internet consumer & business services industry, 7.8% investments in the sustainable and renewable technology industry, and 5.7% investments in the drug delivery.

Continuing Support from One or More Financial Sponsors. We generally invest in companies in which one or more established financial sponsors have previously invested and continue to make a contribution to the management of the business. We believe that having established financial sponsors with meaningful commitments to the business is a key characteristic of a prospective portfolio company. In addition, we look for representatives of one or more financial sponsors to maintain seats on the Board of Directors of a prospective portfolio company as an indication of such commitment.

Company Stage of Development. While we invest in companies at various stages of development, we generally require that prospective portfolio companies be beyond the seed stage of development and generally have received or anticipate having commitments for their first institutional round of equity financing for early stage companies. We expect a prospective portfolio company to demonstrate progress in its product development or demonstrate a path towards revenue generation or increase its revenues and operating cash flow over time. The anticipated growth rate of a prospective portfolio company is a key factor in determining the value that we ascribe to any warrants or other equity securities that we may acquire in connection with an investment in debt securities.

Operating Plan. We generally require that a prospective portfolio company, in addition to having potential access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to potentially raise the additional capital necessary to cover its operating expenses and service its debt for a specific period. Specifically, we require that a prospective portfolio company demonstrate at the time of our proposed investment that in addition to having sufficient capital to support leverage, it has an operating plan capable of generating cash flows or raising the additional capital necessary to cover its operating expenses and service its debt for an additional six to twelve months subject to market conditions.

Security Interest. In many instances we seek a first priority security interest in all of the portfolio companies’ tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. In other cases we may obtain a negative pledge prohibiting a company from pledging or otherwise encumbering their intellectual property. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis and subject to assumptions that may change over the life of the investment especially when attempting to estimate the value of intellectual property. We generally evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants. Our investments may include one or more of the following covenants: cross-default; material adverse change provisions; requirements that the portfolio company provide periodic financial reports and operating metrics; and limitations on the portfolio company’s ability to incur additional debt, sell assets, dividend recapture, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger or recapitalization without our consent. In addition, we may require other performance or financial based covenants, as we deem appropriate.

Exit Strategy. Prior to making a debt investment that is accompanied by an equity-related security in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an IPO, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.

Investment Process

We have organized our management team around the four key elements of our investment process:

•	Origination;

•	Underwriting;

•	Documentation; and

•	Loan and Compliance Administration.

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence and deal structuring and negotiation, all leading to an executed non-binding term sheet. As of March 31, 2018, our investment origination team, which consists of approximately 33 investment professionals, is headed by our Chief Investment Officer and our Chief Executive Officer. The origination team is responsible for sourcing potential investment opportunities and members of the investment origination team use their extensive relationships with various leading financial sponsors, management contacts within technology-related companies, trade sources, technology conferences and various publications to source prospective portfolio companies. Our investment origination team is divided into life sciences, technology, sustainable and renewable technology, and special situation sub-teams to better source potential portfolio companies.

In addition, we have developed a proprietary and comprehensive SQL-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. This proprietary SQL system allows our origination team to maintain, cultivate and grow our industry relationships while providing our origination team with comprehensive details on companies in the technology-related industries and their financial sponsors.

If a prospective portfolio company generally meets certain underwriting criteria, we perform preliminary due diligence, which may include high level company and technology assessments, evaluation of its financial sponsors’ support, market analysis, competitive analysis, identifying key management, risk analysis and transaction size, pricing, return analysis and structure analysis. If the preliminary due diligence is satisfactory, and the origination team recommends moving forward, we then structure, negotiate and execute a non-binding term sheet with the potential portfolio company. Upon execution of a term sheet, the investment opportunity moves to the underwriting process to complete formal due diligence review and approval.

Underwriting

The underwriting review includes formal due diligence and approval of the proposed investment in the portfolio company.

Due Diligence. Our due diligence on a prospective investment is typically completed by two or more investment professionals whom we define as the underwriting team. The underwriting team for a proposed investment consists of the deal sponsor who typically possesses general industry knowledge and is responsible for originating and managing the transaction, other investment professional(s) who perform due diligence, credit and corporate financial analyses and, as needed, our legal professionals. To ensure consistent underwriting, we generally use our standardized due diligence methodologies, which include due diligence on financial performance and credit risk as well as an analysis of the operations and the legal and applicable regulatory framework of a prospective portfolio company. The members of the underwriting team work together to conduct due diligence and understand the relationships among the prospective portfolio company’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the investment committee. In preparing the investment memorandum, the underwriting team typically interviews select key management of the company and select financial sponsors and assembles information necessary to the investment decision. If and when appropriate, the investment professionals may also contact industry experts and customers, vendors or, in some cases, competitors of the company.

Approval Process. The sponsoring managing director or principal presents the investment memorandum to our investment committee for consideration. The approval of a majority of our investment committee and an affirmative vote by our Chief Executive Officer is required before we proceed with any investment. The members of our investment committee are our Chief Executive Officer, our Chief Financial Officer, and our Chief Investment Officer. The investment committee generally meets weekly and more frequently on an as-needed basis.

Documentation

Our legal department administers the documentation process for our investments. This department is responsible for documenting the transactions approved by our investment committee with a prospective portfolio company. This department negotiates loan documentation and, subject to appropriate approvals, final documents are prepared for execution by all parties. The legal department generally uses the services of external law firms to complete the necessary documentation.

Loan and Compliance Administration

Our investment committee, supported by our investment team, credit team, and finance department, administers loans and track covenant compliance, if applicable, of our investments and oversees periodic reviews of our critical functions to ensure adherence with our internal policies and procedures. After funding of a loan in accordance with the investment committee’s approval, the loan is recorded in our loan administration software and our SQL-based database system. The investment team, credit team, and finance department are responsible for ensuring timely interest and principal payments and collateral management as well as advising the investment committee on the financial performance and trends of each portfolio company, including any covenant violations that occur, to aid us in assessing the appropriate course of action for each portfolio company and evaluating overall portfolio quality. In addition, the investment team and credit team advise the investment committee and the Audit Committee of our Board of Directors, accordingly, regarding the credit and investment grading for each portfolio company as well as changes in the value of collateral that may occur.

The investment team and credit team monitor our portfolio companies in order to determine whether the companies are meeting our financing criteria and their respective business plans and also monitors the financial trends of each portfolio company from its monthly or quarterly financial statements to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In addition, our management team closely monitors the status and performance of each individual company through our SQL-based database system and periodic contact with our portfolio companies’ management teams and their respective financial sponsors.

Credit and Investment Grading System. Our investment team and credit team use an investment grading system to characterize and monitor our outstanding loans. Our investment team and credit team monitors and, when appropriate, recommends changes to investment grading. Our investment committee reviews the recommendations and/or changes to the investment grading, which are submitted on a quarterly basis to the Audit Committee and our Board of Directors for approval.

From time to time, we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and our investment committee monitors the progress against the strategy. We may incur losses from our investing activities, however, we work with our troubled portfolio companies in order to recover as much of our investments as is practicable, including possibly taking control of the portfolio company. There can be no assurance that principal will be recovered.

We use the following investment grading system approved by our Board of Directors:

Grade 1.	Loans involve the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk profile is generally favorable.

Grade 2.	The borrower is performing as expected and the risk profile is neutral to favorable. All new loans are initially graded 2.

Grade 3.

The borrower may be performing below expectations, and the loan’s risk has increased materially since origination. We increase procedures to monitor a borrower that may have limited amounts of cash remaining on the balance sheet, is approaching its next equity capital raise within the next three to six months, or if the estimated fair value of the enterprise may be lower than when the loan was originated. We will generally lower the loan grade to a grade 3 even if the company is performing in accordance to plan as it approaches the need to raise additional cash to fund its operations. Once the borrower closes its new equity capital raise, we may increase the loan grade back to grade 2 or maintain it at a grade 3 as the company continues to pursue its business plan.

Grade 4.

The borrower is performing materially below expectations, and the loan risk has substantially increased since origination. Loans graded 4 may experience some partial loss or full return of principal but are expected to realize some loss of interest which is not anticipated to be repaid in full, which, to the extent not already reflected, may require the fair value of the loan to be reduced to the amount we anticipate will be recovered. Grade 4 investments are closely monitored.

Grade 5.

The borrower is in workout, materially performing below expectations and a significant risk of principal loss is probable. Loans graded 5 will experience some partial principal loss or full loss of remaining principal outstanding is expected. Grade 5 loans will require the fair value of the loans be reduced to the amount, if any, we anticipate will be recovered.

At March 31, 2018, our investments had a weighted average investment grading of 2.43.

Managerial Assistance

As a business development company, we are required to offer, and provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may, from time to time, receive fees for these services. In the event that such fees are received, they are incorporated into our operating income and are passed through to our stockholders, given the nature of our structure as an internally managed business development company. See “Regulation—Significant Managerial Assistance” for additional information.

COMPETITION

Our primary competitors provide financing to prospective portfolio companies and include non-bank financial institutions, federally or state chartered banks, venture debt funds, financial institutions, venture capital funds, private equity funds, investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a business development company to which many of our competitors are not subject. Additionally, competition is especially intense from commercial venture banks. However, we believe that few of our competitors possess the expertise to properly structure and price debt investments to venture capital-backed companies in technology-related industries. We believe that our specialization in financing technology-related companies will enable us to determine a range of potential values of intellectual property assets, evaluate the business prospects and operating characteristics of prospective portfolio companies and, as a result, identify investment opportunities that produce attractive risk-adjusted returns. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to our Business Structure—We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.”

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Because we generally acquire and dispose of our investments in privately negotiated transactions, we typically do not use brokers in the normal course of business. However, from time to time, we may work with brokers to sell positions we have acquired in the securities of publicly listed companies or to acquire positions (principally equity) in companies where we see a market opportunity to acquire such securities at attractive valuations. In cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

EMPLOYEES

As of March 31, 2018, we had 64 employees, including approximately 33 investment and portfolio management professionals, all of whom have extensive experience working on financing transactions for technology-related companies.

LEGAL PROCEEDINGS

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

PORTFOLIO COMPANIES

(dollars in thousands)

The following tables set forth certain information as of March 31, 2018 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “Business—Our Investments and Operations.” Other than these investments, our only formal relationship with our portfolio companies is the offer to make available significant managerial assistance. In addition, we may receive rights to observe the Board of Directors’ meetings of our portfolio companies. Amounts are presented in thousands.

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Debt Investments
Biotechnology Tools
1-5 Years Maturity

Exicure, Inc.(12) 8045 Lamon Avenue, Suite 410 Skokie, IL 60077	Biotechnology Tools	Senior Secured	September 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%, 3.85% Exit Fee	$4,999	$5,135	$5,151

Subtotal: 1-5 Years Maturity						5,135	5,151

Subtotal: Biotechnology Tools (0.62%)*						5,135	5,151

Communications & Networking
Under 1 Year Maturity

OpenPeak, Inc.(8) One Riverfront Plaza, 1037 Raymond Boulevard, Sixteenth Floor Newark, NJ 07102	Communications & Networking	Senior Secured	April 2018	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$11,464	8,228	—

Subtotal: Under 1 Year Maturity						8,228	—

Subtotal: Communications & Networking (0.00%)*						8,228	—

Consumer & Business Products
Under 1 Year Maturity

Gadget Guard (p.k.a. Antenna79)(15) 709N 400 W #3 North Salt Lake, UT 84054	Consumer & Business Products	Senior Secured	December 2018	Interest rate PRIME + 6.00% or Floor rate of 9.50%	$1,000	1,000	1,000

Subtotal: Under 1 Year Maturity						1,000	1,000

1-5 Years Maturity

Gadget Guard (p.k.a. Antenna79)(15) 709N 400 W #3 North Salt Lake, UT 84054	Consumer & Business Products	Senior Secured	December 2019	Interest rate PRIME + 7.45% or Floor rate of 10.95%, 2.95% Exit Fee	$18,043	18,245	18,133

Subtotal: 1-5 Years Maturity						18,245	18,133

Subtotal: Consumer & Business Products (2.31%)*						19,245	19,133

Diversified Financial Services
1-5 Years Maturity

Gibraltar Business Capital, LLC(7) 400 Skokie Blvd #375 Northbrook, IL 60062	Diversified Financial Services	Unsecured	March 2023	Interest rate FIXED 14.50%	$10,000	9,802	9,802

Subtotal: 1-5 Years Maturity						9,802	9,802

Subtotal: Diversified Financial Services (1.18%)*						9,802	9,802

Drug Delivery
Under 1 Year Maturity

Agile Therapeutics, Inc.(11) 101 Poor Farm Road Princeton, NJ 08540	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 4.75% or Floor rate of 9.00%, 3.70% Exit Fee	$9,272	9,746	9,747

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Pulmatrix Inc.(9)(11) 99 Hayden Avenue, Suite 390 Lexington, MA 02421	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.25% or Floor rate of 9.50%, 3.50% Exit Fee	$2,540	$2,764	$2,764

ZP Opco, Inc (p.k.a. Zosano Pharma)(11) 34790 Ardentech Court Fremont, CA 94555	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 2.70% or Floor rate of 7.95%, 2.87% Exit Fee	$4,789	5,108	5,108

Subtotal: Under 1 Year Maturity						17,618	17,619

1-5 Years Maturity

AcelRx Pharmaceuticals, Inc.(10)(11)(15) 351 Galveston Drive Redwood City, CA 94063	Drug Delivery	Senior Secured	March 2020	Interest rate PRIME + 6.05% or Floor rate of 9.55%, 11.69% Exit Fee	$16,791	17,275	17,199

Antares Pharma Inc.(10)(15) 100 Princeton South, Suite 300 Ewing, NJ 08628	Drug Delivery	Senior Secured	July 2022	Interest rate PRIME + 4.50% or Floor rate of 9.25%, 4.25% Exit Fee	$25,000	25,079	24,970

Edge Therapeutics, Inc.(12) 300 Connell Dr., Suite 4000 Berkeley Heights, NJ 07922	Drug Delivery	Senior Secured	August 2020	Interest rate PRIME + 4.65% or Floor rate of 9.15%, 4.95% Exit Fee	$20,000	20,401	20,167

Subtotal: 1-5 Years Maturity						62,755	62,336

Subtotal: Drug Delivery (9.65%)*						80,373	79,955

Drug Discovery & Development
Under 1 Year Maturity

CytRx Corporation(11)(15) 11726 San Vicente Blvd., Suite 650 Los Angeles, CA 90049	Drug Discovery & Development	Senior Secured	August 2018	Interest rate PRIME + 6.00% or Floor rate of 9.50%, 7.09% Exit Fee	$8,946	10,393	10,393

Epirus Biopharmaceuticals, Inc.(8) 99 High Street Boston, MA 02110-2320	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%, 3.00% Exit Fee	$2,277	2,561	—

Genocea Biosciences, Inc.(11) 100 Acorn Park Drive, 5th Floor Cambridge, MA 02140	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 2.25% or Floor rate of 7.25%, 4.95% Exit Fee	$13,316	14,005	14,005

Subtotal: Under 1 Year Maturity						26,959	24,398

1-5 Years Maturity

Auris Medical Holding, AG(5)(10) Dornacherstrasse 210 CH-4053, Basel Switzerland	Drug Discovery & Development	Senior Secured	January 2020	Interest rate PRIME + 6.05% or Floor rate of 9.55%, 5.75% Exit Fee	$8,836	9,199	9,204

Aveo Pharmaceuticals, Inc.(10)(13) One Broadway, 9th Floor Cambridge, MA 02142	Drug Discovery & Development	Senior Secured	July 2021	Interest rate PRIME + 4.70% or Floor rate of 9.45%, 5.40% Exit	$10,000	9,936	9,818
	Drug Discovery & Development	Senior Secured	July 2021	Fee Interest rate PRIME + 4.70% or Floor rate of 9.45%, 3.00% Exit Fee	$10,000	9,990	9,948

Total Aveo Pharmaceuticals, Inc.					$20,000	19,926	19,766

Axovant Sciences Ltd.(5)(10) 11 Times Square, 33rd Floor New York, NY 10036	Drug Discovery & Development	Senior Secured	March 2021	Interest rate PRIME + 6.80% or Floor rate of 10.55%	$55,000	53,783	53,670

Brickell Biotech, Inc.(12) 5777 Central Ave, Suite 102 Boulder, CO 80301	Drug Discovery & Development	Senior Secured	September 2019	Interest rate PRIME + 5.70% or Floor rate of 9.20%, 7.49% Exit Fee	$5,834	6,178	6,166

Chemocentryx, Inc.(10)(15)(17) 850 Maude Avenue Mountain View, CA 94043	Drug Discovery & Development	Senior Secured	December 2021	Interest rate PRIME + 3.30% or Floor rate of 8.05%, 6.25% Exit Fee	$5,000	4,973	4,973

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Mesoblast(5)(10) 55 Collins Street, Level 38 Melbourne, Victoria, Australia 3000	Drug Discovery & Development	Senior Secured	March 2022	Interest rate PRIME + 4.95% or Floor rate of 9.45%, 6.95% Exit Fee	$35,000	$34,682	$34,682

Metuchen Pharmaceuticals LLC(12)(14) 11 Commerce Drive, First Floor Cranford, NJ 07016	Drug Discovery & Development	Senior Secured	October 2020	Interest rate PRIME + 7.25% or Floor rate of 10.75%, PIK Interest 1.35%, 2.25% Exit Fee	$25,648	25,923	25,793

Motif BioSciences Inc.(15) 125 Park Avenue., 25th Floor New York, NY 10017	Drug Discovery & Development	Senior Secured	September 2021	Interest rate PRIME + 5.50% or Floor rate of 10.00%, 2.15% Exit Fee	$15,000	14,711	14,711

Myovant Sciences, Ltd.(5)(10)(13) 2000 Sierra Point Parkway, 9th Floor Brisbane, CA 94005	Drug Discovery & Development	Senior Secured	May 2021	Interest rate PRIME + 4.00% or Floor rate of 8.25%, 6.55% Exit Fee	$40,000	39,445	39,444

Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(15) 75 Park Plaza, 4th Floor Boston, MA 02116	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 4.50% Exit Fee	$40,000	40,347	39,931

	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 4.50% Exit Fee	$10,000	10,094	9,984

	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 2.25% Exit Fee	$10,000	9,996	9,904

Total Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)					$60,000	60,437	59,819

Stealth Bio Therapeutics Corp.(5)(10)(12) 275 Grove Street, Suite 3-107 Newton, MA 02466	Drug Discovery & Development	Senior Secured	January 2021	Interest rate PRIME + 5.50% or Floor rate of 9.50%, 5.00% Exit Fee	$20,000	19,910	19,672

Tricida, Inc.(15) 7000 Shoreline Ct #201 South San Francisco, CA 94080	Drug Discovery & Development	Senior Secured	March 2022	Interest rate PRIME + 3.35% or Floor rate of 8.35%, 11.14% Exit Fee	$25,000	24,607	24,607

UniQure B.V.(5)(10)(11) Paasheuvelweg 25A Amsterdam, The Netherlands 1105 BP	Drug Discovery & Development	Senior Secured	May 2020	Interest rate PRIME + 3.00% or Floor rate of 8.25%, 5.48% Exit Fee	$20,000	20,668	20,579

Verastem, Inc.(12) 117 Kendrick Street, Suite 500 Needham, MA 02494	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	4,980	4,942

	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	5,016	4,978
	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	4,978	4,939

Total Verastem, Inc.					$15,000	14,974	14,859

Subtotal: 1-5 Years Maturity						349,416	347,945

Subtotal: Drug Discovery & Development (44.93%)*						376,375	372,343

Electronics & Computer Hardware

1-5 Years Maturity

908 DEVICES INC.(15) 27 Drydock Avenue, 7th Floor Boston, MA 02210	Electronics & Computer Hardware	Senior Secured	September 2020	Interest rate PRIME + 4.00% or Floor rate of 8.25%, 4.25% Exit Fee	$10,000	10,061	9,864

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Glo AB(5)(10)(14) 1225 Bordeaux Drive Sunnyvale, CA 94089	Electronics & Computer Hardware	Senior Secured	February 2021	Interest rate PRIME + 6.20% or Floor rate of 10.45%, PIK Interest 1.75%, 2.95% Exit Fee	$12,030	$11,933	$11,933

Subtotal: 1-5 Years Maturity						21,994	21,797

Subtotal: Electronics & Computer Hardware (2.63%)*						21,994	21,797

Healthcare Services, Other

1-5 Years Maturity

Medsphere Systems Corporation(14)(15) 632 Commercial St. San Francisco, CA 94111	Healthcare Services, Other	Senior Secured	February 2021	Interest rate PRIME + 4.75% or Floor rate of 9.00%, PIK Interest 1.75%	$17,685	17,536	17,536
	Healthcare Services, Other	Senior Secured	February 2021	Interest rate PRIME + 4.75% or Floor rate of 9.00%, PIK Interest 1.75%	$5,031	4,990	4,990

Total Medsphere Systems Corporation					$22,716	22,526	22,526

Oak Street Health(12)(17) 327 West Belden Ave., Suite 3 Chicago, IL 60614	Healthcare Services, Other	Senior Secured	September 2021	Interest rate PRIME + 5.00% or Floor rate of 9.75%, 5.95% Exit Fee	$20,000	20,083	19,836

PH Group Holdings(13) 950 N Glebe Rd., Suite 4000 Arlington, VA 22203	Healthcare Services, Other	Senior Secured	September 2020	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$20,000	19,896	19,703

	Healthcare Services, Other	Senior Secured	September 2020	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$10,000	9,934	9,794

Total PH Group Holdings					$30,000	29,830	29,497

Subtotal: 1-5 Years Maturity						72,439	71,859

Subtotal: Healthcare Services, Other (8.67%)*						72,439	71,859

Information Services

1-5 Years Maturity

MDX Medical, Inc.(14)(15)(19) 160 Chubb Avenue, Suite 301 Lyndhurst, NJ 07071	Information Services	Senior Secured	December 2020	Interest rate PRIME + 4.00% or Floor rate of 8.25%, PIK Interest 1.70%	$15,100	14,702	14,410

Netbase Solutions, Inc.(13)(14) 3960 Freedom Circle, Suite 200 Santa Clara, CA 95054	Information Services	Senior Secured	August 2020	Interest rate PRIME + 6.00% or Floor rate of 10.00%, PIK Interest 2.00%, 3.00% Exit Fee	$9,096	8,855	8,815

Subtotal: 1-5 Years Maturity						23,557	23,225

Subtotal: Information Services (2.80%)*						23,557	23,225

Internet Consumer & Business Services
Under 1 Year Maturity

The Faction Group 1660 Lincoln St., Floor 16 Denver, CO 80264	Internet Consumer & Business Services	Senior Secured	January 2019	Interest rate PRIME + 4.75% or Floor rate of 8.25%	$2,000	2,000	2,000

Subtotal: Under 1 Year Maturity						2,000	2,000

1-5 Years Maturity

AppDirect, Inc.(19) 650 California Street, Floor 25 San Francisco, CA 94108	Internet Consumer & Business Services	Senior Secured	January 2022	Interest rate PRIME + 5.70% or Floor rate of 9.95%, 3.45% Exit Fee	$10,000	9,918	9,918

Aria Systems, Inc.(11)(14) 575 Market Street, 32nd Floor San Francisco, CA 94105	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 3.20% or Floor rate of 6.95%, PIK Interest 1.95%, 1.75% Exit Fee	$2,113	2,124	1,240

	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 5.20% or Floor rate of 8.95%, PIK Interest 1.95%, 1.75% Exit Fee	$18,924	19,019	11,108

Total Aria Systems, Inc.					$21,037	21,143	12,348

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Art.com, Inc.(14)(15) 2100 Powell Street 13th Floor Emeryville, CA 94608	Internet Consumer & Business Services	Senior Secured	April 2021	Interest rate PRIME + 5.40% or Floor rate of 10.15%, PIK Interest 1.70%, 1.50% Exit Fee	$10,000	$9,812	$9,812

Greenphire Inc.(17) 630 Allendale Road., Suite 250 King of Prussia, PA 19406	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate 3-month LIBOR + 8.00% or Floor rate of 9.00%	$3,658	3,658	3,658

	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate PRIME + 3.75% or Floor rate of 7.00%	$1,500	1,500	1,500

Total Greenphire Inc.					$5,158	5,158	5,158

Intent Media, Inc.(14)(15) 315 Hudson St., 9th Floor New York, NY 10013	Internet Consumer & Business Services	Senior Secured	May 2019	Interest rate PRIME + 5.25% or Floor rate of 8.75%, PIK Interest 1.00%, 2.00% Exit Fee	$5,063	5,053	5,056

	Internet Consumer & Business Services	Senior Secured	May 2019	Interest rate PRIME + 5.50% or Floor rate of 9.00%, PIK Interest 2.35%, 2.00% Exit Fee	$2,032	2,014	2,014

	Internet Consumer & Business Services	Senior Secured	May 2019	Interest rate PRIME + 5.50% or Floor rate of 9.00%, PIK Interest 2.50%, 2.00% Exit Fee	$2,034	2,016	2,016

Total Intent Media, Inc.					$9,129	9,083	9,086

Interactions Corporation(19) 31 Hayward Street., Suite E Franklin, MA 02038	Internet Consumer & Business Services	Senior Secured	March 2021	Interest rate 3-month LIBOR + 8.60% or Floor rate of 9.85%, 1.75% Exit Fee	$25,000	25,032	25,032

LogicSource(15) 20 Marshall Street South Norwalk, CT 06854	Internet Consumer & Business Services	Senior Secured	October 2019	Interest rate PRIME + 6.25% or Floor rate of 9.75%, 5.00% Exit Fee	$5,645	5,935	5,933

Snagajob.com, Inc.(13)(14) 1919 N Lynn Street, 7th Floor Arlington, VA 22209	Internet Consumer & Business Services	Senior Secured	July 2020	Interest rate PRIME + 5.15% or Floor rate of 9.15%, PIK Interest 1.95%, 2.55% Exit Fee	$41,223	41,010	41,166

Tectura Corporation(7)(8)(9)(14) 951 Old County Road, Suite 2-317 Belmont, CA 94002	Internet Consumer & Business Services	Senior Secured	June 2021	Interest rate FIXED 6.00%, PIK Interest 3.00%	$20,450	20,450	17,095

	Internet Consumer & Business Services	Senior Secured	June 2021	PIK Interest 8.00%	$10,680	240	—

Total Tectura Corporation					$31,130	20,690	17,095

The Faction Group 1660 Lincoln St., Floor 16 Denver, CO 80264	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate 3-month LIBOR + 9.25% or Floor rate of 10.25%	$8,000	8,000	8,000

Wheels Up Partners LLC 220 West 42nd Street, 16th Floor New York, NY 10036	Internet Consumer & Business Services	Senior Secured	July 2022	Interest rate 3-month LIBOR + 8.55% or Floor rate of 9.55%	$22,406	22,191	22,191

Subtotal: 1-5 Years Maturity						177,972	165,739

Subtotal: Internet Consumer & Business Services (20.24%)*						179,972	167,739

Media/Content/Info

1-5 Years Maturity

Bustle(14)(15) 315 Park Avenue South, 12th Floor New York, NY 10010	Media/Content/Info	Senior Secured	June 2021	Interest rate PRIME + 4.10% or Floor rate of 8.35%, PIK Interest 1.95%, 1.95% Exit Fee	$15,089	15,032	15,032

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
FanDuel, Inc.(9)(12)(14) 300 Park Avenue South, 14th Floor New York, NY 10005	Media/Content/Info	Senior Secured	November 2019	Interest rate PRIME + 7.25% or Floor rate of 10.75%, 10.41% Exit Fee	$19,354	$20,072	$19,941

	Media/Content/Info	Convertible Debt	September 2020	PIK Interest 25.00%	$1,000	1,000	1,000

Total FanDuel, Inc.					$20,354	21,072	20,941

Subtotal: 1-5 Years Maturity						36,104	35,973

Subtotal: Media/Content/Info (4.34%)*						36,104	35,973

Medical Devices & Equipment

Under 1 Year Maturity

Aspire Bariatrics, Inc.(15) 3200 Horizon Drive, Suite 100 King of Prussia, PA 19406	Medical Devices & Equipment	Senior Secured	October 2018	Interest rate PRIME + 4.00% or Floor rate of 9.25%, 6.85% Exit Fee	$1,793	2,148	839

Quanterix Corporation(11) 113 Hartwell Avenue Lexington, MA 02421	Medical Devices & Equipment	Senior Secured	March 2019	Interest rate PRIME + 2.75% or Floor rate of 8.00%, 4.00% Exit Fee	$8,591	8,569	8,569

Subtotal: Under 1 Year Maturity						10,717	9,408

1-5 Years Maturity

Intuity Medical, Inc.(15) 3500 West Warren Avenue Fremont, CA 94538	Medical Devices & Equipment	Senior Secured	June 2021	Interest rate PRIME + 5.00% or Floor rate of 9.25%, 4.95% Exit Fee	$17,500	17,132	17,132

Micell Technologies, Inc.(12) 801 Capitola Drive, Suite 1 Durham, NC 27713	Medical Devices & Equipment	Senior Secured	August 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%, 5.00% Exit Fee	$4,715	5,030	4,981

Quanta Fluid Solutions(5)(10)(11) Tything Road Alcester, UK B49 6EU	Medical Devices & Equipment	Senior Secured	April 2020	Interest rate PRIME + 8.05% or Floor rate of 11.55%, 5.00% Exit Fee	$8,848	9,220	9,150

Sebacia, Inc.(15) 2905 Premiere Parkway, Suite 150 Duluth, GA 30097	Medical Devices & Equipment	Senior Secured	July 2020	Interest rate PRIME + 4.35% or Floor rate of 8.85%, 6.05% Exit Fee	$8,000	7,988	7,979

Tela Bio, Inc.(15) One Great Valley Pkwy, Suite 24 Malvern, PA 19355	Medical Devices & Equipment	Senior Secured	December 2020	Interest rate PRIME + 4.95% or Floor rate of 9.45%, 3.15% Exit Fee	$5,000	5,004	4,989

Subtotal: 1-5 Years Maturity						44,374	44,231

Subtotal: Medical Devices & Equipment (6.47%)*						55,091	53,639

Software

Under 1 Year Maturity

Clickfox, Inc.(13) 3445 Peachtree Road, Suite 450 Atlanta, GA 30326	Software	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.50%, 12.01% Exit Fee	$2,592	4,012	4,012

Digital Train Limited(15) 21250 Hawthorne Boulevard, Suite 380 Torrance, CA 90503	Software	Unsecured	July 2018	Interest rate 12-month LIBOR + 2.50%	$5,671	5,671	4,073

Subtotal: Under 1 Year Maturity						9,683	8,085

1-5 Years Maturity

Banker’s Toolbox, Inc(18) 4, 12331-B Riata Trace Pkwy, #200 Austin, TX 78727	Software	Senior Secured	March 2023	Interest rate 3-month LIBOR + 7.94% or Floor rate of 8.94%	$16,500	16,139	16,139

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Clarabridge, Inc.(12)(14) 11400 Commerce Park Drive., Suite 500 Reston, VA 20191	Software	Senior Secured	April 2021	Interest rate PRIME + 4.80% or Floor rate of 8.55%, PIK Interest 3.25%	$41,226	$41,205	$41,164

Emma, Inc. 9 Lea Avenue Nashville, TN 37210	Software	Senior Secured	September 2022	Interest rate daily LIBOR + 7.75% or Floor rate of 8.75%	$50,000	48,629	47,785

Evernote Corporation(14)(15)(17)(19) 305 Walnut Street Redwood City, CA 94063	Software	Senior Secured	October 2020	Interest rate PRIME + 5.45% or Floor rate of 8.95%	$6,000	5,976	6,065

	Software	Senior Secured	July 2021	Interest rate PRIME + 6.00% or Floor rate of 9.50%, PIK Interest 1.25%	$4,035	4,013	3,988

Total Evernote Corporation					$10,035	9,989	10,053

Fuze, Inc.(13)(14)(15)(19) 2 Copley Place, Floor 7 Boston, MA 02116	Software	Senior Secured	July 2021	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.55%, 3.55% Exit Fee	$50,528	50,776	50,413

Impact Radius Holdings, Inc.(14)(17) 223 East De La Guerra Street Santa Barbara, CA 93101	Software	Senior Secured	December 2020	Interest rate PRIME + 4.25% or Floor rate of 8.75%, PIK Interest 1.55%, 1.75% Exit Fee	$10,073	10,091	9,945

Insurance Technologies Corp.(17) 1415 Halsey Way, #314 Carrollton, TX 75007	Software	Senior Secured	March 2023	Interest rate 3-month LIBOR + 7.75% or Floor rate of 8.75%	$12,500	12,250	12,250

Lightbend, Inc.(14)(15) 625 Market St San Francisco, CA 94105	Software	Senior Secured	August 2021	Interest rate PRIME + 4.25% or Floor rate of 8.50%, PIK Interest 2.00%	$11,009	10,806	10,806

Lithium Technologies, Inc.(17) 225 Bush St. San Francisco, CA 94104	Software	Senior Secured	October 2022	Interest rate 1-month LIBOR + 8.00% or Floor rate of 9.00%	$12,000	11,751	11,751

Microsystems Holding Company, LLC(19) 535 Madison Ave., Floor 4 New York, NY 10022	Software	Senior Secured	July 2022	Interest rate 3-month LIBOR + 8.25% or Floor rate of 9.25%	$12,000	11,829	11,829

OneLogin, Inc.(14)(15) 150 Spear Street, Suite 1400 San Francisco, CA 94105	Software	Senior Secured	August 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%, PIK Interest 3.25%	$16,012	15,953	16,113

PerfectServe, Inc. 10024 Investment Drive Knoxville, TN 37932	Software	Senior Secured	April 2021	Interest rate 3-month LIBOR + 9.00% or Floor rate of 10.00%, 2.50% Exit Fee	$16,000	16,057	16,057

	Software	Senior Secured	April 2021	Interest rate 3-month LIBOR + 9.00% or Floor rate of 10.00%, 2.50% Exit Fee	$4,000	4,013	4,013

Total PerfectServe, Inc.					$20,000	20,070	20,070

Pollen, Inc.(15) 2000 Shawnee Mission Parkway, Suite 200 Mission Woods, KS 66205	Software	Senior Secured	April 2019	Interest rate PRIME + 4.25% or Floor rate of 8.50%, 4.00% Exit Fee	$7,000	7,023	7,000

Poplicus, Inc.(8)(14) 19 South Park St. San Francisco, CA 94107	Software	Senior Secured	May 2022	Interest rate FIXED 6.00%, PIK Interest 3.00%	$1,250	1,250	—

Quid, Inc.(14)(15) 600 Harrison Street, Suite 400 San Francisco, CA 94107	Software	Senior Secured	October 2019	Interest rate PRIME + 4.75% or Floor rate of 8.25%, PIK Interest 2.25%, 3.00% Exit Fee	$8,350	8,480	8,494

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
RapidMiner, Inc.(14) 10 Milk Street., 11th Floor Boston, MA 02108	Software	Senior Secured	December 2020	Interest rate PRIME + 5.50% or Floor rate of 9.75%, PIK Interest 1.65%	$7,030	$7,004	$7,004

Regent Education(14) 340 East Patrick Street, Suite 210 Frederick, MD 21701	Software	Senior Secured	January 2021	Interest rate FIXED 10.00%, PIK Interest 2.00%, 6.35% Exit Fee	$3,302	3,316	3,316

Signpost, Inc.(14) 127 W 26th St., Floor 2 New York, NY 10001	Software	Senior Secured	February 2020	Interest rate PRIME + 4.15% or Floor rate of 8.15%, PIK Interest 1.75%, 3.75% Exit Fee	$15,578	15,742	15,612

Vela Trading Technologies(18) 211 East 43rd Street, 5th Floor New York, NY 10017	Software	Senior Secured	July 2022	Interest rate daily LIBOR + 9.50% or Floor rate of 10.50%	$20,000	19,518	19,143

Wrike, Inc.(14)(17)(19) 10 Almaden Blvd, Suite 1000 San Jose, CA 95113	Software	Senior Secured	February 2021	Interest rate PRIME + 6.00% or Floor rate of 9.50%, PIK Interest 2.00%, 3.00% Exit Fee	$10,215	10,062	10,043

ZocDoc(19) 568 Broadway Floor 9 New York, NY 10012	Software	Senior Secured	April 2021	Interest rate 3-month LIBOR + 9.50% or Floor rate of 10.50%, 1.00% Exit Fee	$20,000	20,026	20,026

	Software	Senior Secured	November 2021	Interest rate 3-month LIBOR + 9.50% or Floor rate of 10.50%, 1.00% Exit Fee	$10,000	10,012	10,012

Total ZocDoc					$30,000	30,038	30,038

Subtotal: 1-5 Years Maturity						361,921	358,968

Subtotal: Software (44.29%)*						371,604	367,053

Surgical Devices

1-5 Years Maturity

Transmedics, Inc.(13) 200 Minuteman Road, Suite 302 Andover, MA 01810	Surgical Devices	Senior Secured	February 2020	Interest rate PRIME + 5.30% or Floor rate of 9.55%, 6.70% Exit Fee	$7,608	7,927	7,912

Subtotal: 1-5 Years Maturity						7,927	7,912

Subtotal: Surgical Devices (0.95%)*						7,927	7,912

Sustainable and Renewable Technology

Under 1 Year Maturity

Kinestral Technologies, Inc. 3955 Trust Way Hayward, CA 94545	Sustainable and Renewable Technology	Senior Secured	October 2018	Interest rate 3-month LIBOR + 7.75% or Floor rate of 8.75%, 3.23% Exit Fee	$2,707	2,739	2,739

Rive Technology, Inc.(15) 1 Deer Park Drive, Suite A Monmouth Junction, NJ 08852	Sustainable and Renewable Technology	Senior Secured	January 2019	Interest rate PRIME + 6.20% or Floor rate of 9.45%, 4.00% Exit Fee	$3,318	3,583	3,583

Subtotal: Under 1 Year Maturity						6,322	6,322

1-5 Years Maturity

ChargePoint Inc.(19) 254 East Hacienda Avenue Campbell, CA 95008	Sustainable and Renewable Technology	Senior Secured	August 2020	Interest rate 3-month LIBOR + 8.75% or Floor rate of 9.75%, 2.00% Exit Fee	$17,576	17,630	17,630

FuelCell Energy, Inc.(12) 3 Great Pasture Road Danbury, CT 06810	Sustainable and Renewable Technology	Senior Secured	April 2020	Interest rate PRIME + 5.40% or Floor rate of 9.90%, 6.68% Exit Fee	$13,091	12,827	12,824

	Sustainable and Renewable Technology	Senior Secured	April 2020	Interest rate PRIME + 5.40% or Floor rate of 9.90%, 8.50% Exit Fee	$11,909	13,452	13,452

Total FuelCell Energy, Inc.					$25,000	26,279	26,276

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.) 66 Franklin Street, Suite 310 Oakland, CA 94607	Sustainable and Renewable Technology	Senior Secured	August 2019	Interest rate PRIME + 8.70% or Floor rate of 12.95%, 4.50% Exit Fee	$12,000	$11,770	$11,683

Metalysis Limited(5)(10) Unit 2, Farfield Park Manvers Way, Wath upon Dearne Rotherham, South Yorkshire, UK S63 5DB	Sustainable and Renewable Technology	Senior Secured	March 2021	Interest rate PRIME + 5.00% or Floor rate of 9.25%, 6.95% Exit Fee	$7,500	7,418	7,418

Proterra, Inc.(11)(14)(17) 1 Whitlee Ct. Greenville, SC 29607	Sustainable and Renewable Technology	Senior Secured	November 2020	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.75%, 5.95% Exit Fee	$25,146	26,185	26,197

	Sustainable and Renewable Technology	Senior Secured	November 2020	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.75%, 7.00% Exit Fee	$5,029	5,224	5,219

Total Proterra, Inc.					$30,175	31,409	31,416

Subtotal: 1-5 Years Maturity						94,506	94,423

Subtotal: Sustainable and Renewable Technology (12.16%)*						100,828	100,745

Total: Debt Investments (161.25%)*						1,368,674	1,336,326

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Equity Investments
Biotechnology Tools

NuGEN Technologies, Inc.(15)	Biotechnology Tools	Equity	0.69%	Common Stock	55,780	$500	$—
201 Industrial Road, Suite 310
San Carlos, CA 94070

Subtotal: Biotechnology Tools (0.00%)*						500	—

Communications & Networking

Achilles Technology Management Co II, Inc.(7)(15)	Communications & Networking	Equity	100.00%	Common Stock	100	3,100	117
1441 Knightsbridge Drive
Blue Bell, PA 19422

GlowPoint, Inc.(4)	Communications & Networking	Equity	0.25%	Common Stock	114,192	102	25
1776 Lincoln Street, 13th Floor
Denver, CO 80203

Peerless Network Holdings, Inc.	Communications & Networking	Equity	3.01%	Preferred Series A	1,000,000	1,000	6,060
222 South Riverside Plaza, Suite 2730
Chicago, IL 60606

Subtotal: Communications & Networking (0.75%)*						4,202	6,202

Diagnostic

Singulex, Inc.	Diagnostic	Equity	0.36%	Common Stock	937,998	750	911
1701 Harbor Way Parkway, Suite 200
Alameda, CA 94502

Subtotal: Diagnostic (0.11%)*						750	911

Diversified Financial Services

Gibraltar Business Capital, LLC(7) 400 Skokie Blvd, #375 Northbrook, IL 60062	Diversified Financial Services	Equity	92.74%	Preferred Series A	10,602,752	25,538	25,538

	Diversified Financial Services	Equity	7.26%	Common Stock	830,000	1,861	1,861

Total Gibraltar Business Capital, LLC					11,432,752	27,399	27,399

Subtotal: Diversified Financial Services (3.31%)*						27,399	27,399

Drug Delivery

AcelRx Pharmaceuticals, Inc.(4)(10)	Drug Delivery	Equity	0.11%	Common Stock	54,240	108	114
351 Galveston Drive
Redwood City, CA 94063

BioQ Pharma Incorporated(15)	Drug Delivery	Equity	0.47%	Preferred Series D	165,000	500	891
185 Berry St., Ste 160
San Francisco, CA 94107

Edge Therapeutics, Inc.(4)	Drug Delivery	Equity	0.16%	Common Stock	49,965	309	59
300 Connell Dr., Suite 4000
Berkeley Heights, NJ 07922

Neos Therapeutics, Inc.(4)(15)	Drug Delivery	Equity	0.43%	Common Stock	125,000	1,500	1,038
2940 N. Highway 360, Suite 400
Grand Prarie, TX 75050

Subtotal: Drug Delivery (0.25%)*						2,417	2,102

Drug Discovery & Development

Aveo Pharmaceuticals, Inc.(4)(10)(15)	Drug Discovery & Development	Equity	1.60%	Common Stock	1,901,791	1,715	5,558
One Broadway, 9th Floor
Cambridge, MA 02142

Axovant Sciences Ltd. (4)(5)(10)	Drug Discovery & Development	Equity	0.12%	Common Stock	129,827	1,269	172
11 Times Square, 33rd Floor
New York, NY 10036

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Cerecor, Inc.(4)	Drug Discovery & Development	Equity	0.38%	Common Stock	119,087	$1,000	$511
400 East Pratt Street, Suite 606
Baltimore, MD 21202

Dare Biosciences, Inc. (p.k.a. Cerulean Pharma, Inc.)(4)	Drug Discovery & Development	Equity	0.12%	Common Stock	13,550	1,000	11
35 Gatehouse Drive
Waltham, MA 02451

Dicerna Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Equity	0.28%	Common Stock	142,858	1,000	1,365
87 Cambridge Park Dr
Cambridge, MA 02140

Dynavax Technologies(4)(10)	Drug Discovery & Development	Equity	0.03%	Common Stock	20,000	550	398
2929 Seventh Street, Suite 100
Berkeley, CA 94710

Epirus Biopharmaceuticals, Inc.(4)	Drug Discovery & Development	Equity	0.76%	Common Stock	200,000	1,000	—
99 High Street
Boston, MA 02110-2320

Genocea Biosciences, Inc.(4) 100 Acorn Park Drive, 5th Floor Cambridge, MA 02140	Drug Discovery & Development	Equity	0.27%	Common Stock	223,463	2,000	235

Insmed, Incorporated(4) 10 Finderne Avenue, Building 10 Bridgewater, NJ 08807	Drug Discovery & Development	Equity	0.09%	Common Stock	70,771	1,000	1,230

Melinta Therapeutics(4) 300 TriState International, Suite 272 Lincolnshire, IL 60069	Drug Discovery & Development	Equity	0.17%	Common Stock	51,821	2,000	384

Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(4) 75 Park Plaza, 4th Floor Boston, MA 02116	Drug Discovery & Development	Equity	0.24%	Common Stock	76,362	2,744	992

Rocket Pharmaceuticals, Ltd (p.k.a. Inotek Pharmaceuticals Corporation)(4) 131 Hartwell Ave., Suite 105 Lexington, MA 02421	Drug Discovery & Development	Equity	0.00%	Common Stock	944	1,500	18

Subtotal: Drug Discovery & Development (1.31%)*						16,778	10,874

Electronics & Computer Hardware

Identiv, Inc.(4) 2201 Walnut Avenue Suite 100 Fremont, CA 94538	Electronics & Computer Hardware	Equity	0.04%	Common Stock	6,700	34	25

Subtotal: Electronics & Computer Hardware (0.00%)*						34	25

Information Services

DocuSign, Inc.	Information Services	Equity	0.24%	Common Stock	385,000	6,081	8,379
221 Main St., Suite 1000
San Francisco, CA 94105

Subtotal: Information Services (1.01%)*						6,081	8,379

Internet Consumer & Business Services

Blurb, Inc. (15) 580 California St., Suite 300 San Francisco, CA 94104	Internet Consumer & Business Services	Equity	0.38%	Preferred Series B	220,653	175	80

Brigade Group, Inc. (p.k.a. Philotic, Inc.) 548 4th Street San Francisco, CA 94107	Internet Consumer & Business Services	Equity	0.05%	Common Stock	9,023	93	—

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Lightspeed POS, Inc.(5)(10) 700 St-Antoine Est, Suite 300 Montreal, Canada H2Y1A6	Internet Consumer & Business Services	Equity	0.08%	Preferred Series C	230,030	$250	$257
	Internet Consumer & Business Services	Equity	0.07%	Preferred Series D	198,677	250	235

Total Lightspeed POS, Inc.					428,707	500	492

OfferUp, Inc. 701 5th Avenue, Suite 5100 Seattle, WA 98104	Internet Consumer & Business Services	Equity	0.15%	Preferred Series A	286,080	1,663	1,889
	Internet Consumer & Business Services	Equity	0.06%	Preferred Series A-1	108,710	632	718

Total OfferUp, Inc.					394,790	2,295	2,607

Oportun (p.k.a. Progress Financial) 1600 Seaport Blvd., Suite 250 Redwood City, CA 94063	Internet Consumer & Business Services	Equity	0.08%	Preferred Series G	218,351	250	416
	Internet Consumer & Business Services	Equity	0.03%	Preferred Series H	87,802	250	233

Total Oportun (p.k.a. Progress Financial)					306,153	500	649

RazorGator Interactive Group, Inc. 4216 3/4 Glencoe Ave Marina Del Rey, CA 90292	Internet Consumer & Business Services	Equity	0.11%	Preferred Series AA	34,783	15	—

Tectura Corporation(7)	Internet Consumer & Business Services	Equity	0.12%	Preferred Series BB	1,000,000	—	—
951 Old County Road, Suite 2-317
Belmont, CA 94002

Subtotal: Internet Consumer & Business Services (0.46%)*						3,578	3,828

Media/Content/Info

Pinterest, Inc.	Media/Content/Info	Equity	0.04%	Preferred Series Seed	620,000	4,085	4,389
777 South Figueroa Street, Suite 3200
Los Angeles, CA 90017-5855

Subtotal: Media/Content/Info (0.53%)*						4,085	4,389

Medical Devices & Equipment

AtriCure, Inc.(4)(15) 7555 Innovation Way Mason, Ohio 45040	Medical Devices & Equipment	Equity	0.02%	Common Stock	7,536	266	155

Flowonix Medical Incorporated 500 International Drive, Suite 200 Mount Olive, NJ 07828	Medical Devices & Equipment	Equity	0.68%	Preferred Series AA	221,893	1,500	—

Gelesis, Inc.(15) 500 Boylston Street, Suite 1600 Boston, MA 02116	Medical Devices & Equipment	Equity	1.21%	Common Stock	198,202	—	996
	Medical Devices & Equipment	Equity	1.16%	Preferred Series A-1	191,210	425	1,056
	Medical Devices & Equipment	Equity	1.17%	Preferred Series A-2	191,626	500	1,009

Total Gelesis, Inc.					581,038	925	3,061

Medrobotics Corporation(15) 475 Paramount Drive Raynham, MA 02767	Medical Devices & Equipment	Equity	0.12%	Preferred Series E	136,798	250	209
	Medical Devices & Equipment	Equity	0.07%	Preferred Series F	73,971	155	171
	Medical Devices & Equipment	Equity	0.14%	Preferred Series G	163,934	500	442

Total Medrobotics Corporation					374,703	905	822

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Optiscan Biomedical, Corp.(6)(15) 24590 Clawiter Road Hayward, CA 94545	Medical Devices & Equipment	Equity	0.36%	Preferred Series B	6,185,567	$3,000	$345
	Medical Devices & Equipment	Equity	0.11%	Preferred Series C	1,927,309	655	100
	Medical Devices & Equipment	Equity	3.21%	Preferred Series D	55,103,923	5,257	3,193
	Medical Devices & Equipment	Equity	1.82%	Preferred Series E	31,199,131	2,609	2,618

Total Optiscan Biomedical, Corp.					94,415,930	11,521	6,256

Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.) 1830 Bering Drive San Jose, CA 95112	Medical Devices & Equipment	Equity	0.18%	Preferred Series B	232,061	527	667

Quanterix Corporation(4)	Medical Devices & Equipment	Equity	0.39%	Common Stock	84,778	1,000	1,445
113 Hartwell Avenue
Lexington, MA 02421

Subtotal: Medical Devices & Equipment (1.50%)*						16,644	12,406

Software

CapLinked, Inc.	Software	Equity	0.33%	Preferred Series A-3	53,614	51	87
2015 Manhattan Beach Blvd, #108
Redondo Beach, CA 90278

Druva, Inc.	Software	Equity	0.30%	Preferred Series 2	458,841	1,000	1,073
150 Mathilda Place, Suite 450	Software	Equity	0.06%	Preferred Series 3	93,620	300	313
Sunnyvale, CA 94041

Total Druva, Inc.					552,461	1,300	1,386

ForeScout Technologies, Inc.(4)	Software	Equity	0.51%	Common Stock	199,842	529	6,483
900 E. Hamilton Avenue, Suite 300
Campbell, CA 95008

HighRoads, Inc.	Software	Equity	0.00%	Common Stock	190	307	—
3 Burlington Woods Dr
Burlington, MA 01803

NewVoiceMedia Limited(5)(10)	Software	Equity	0.30%	Preferred Series E	669,173	963	1,392
Viables Business Park, Jays Close
Basingstoke, UK RG22 4BS

Palantir Technologies	Software	Equity	0.04%	Preferred Series E	727,696	5,431	4,923
100 Hamilton Avenue	Software	Equity	0.02%	Preferred Series G	326,797	2,211	2,211
Palo Alto, CA 94301

Total Palantir Technologies					1,054,493	7,642	7,134

Sprinklr, Inc.	Software	Equity	0.35%	Common Stock	700,000	3,749	3,752
29 West 35th Street, 7th Floor
New York, NY 10001

WildTangent, Inc.(15)	Software	Equity	0.16%	Preferred Series 3	100,000	402	172
18578 NE 67th Court, Building 5
Redmond, WA 98052

Subtotal: Software (2.46%)*						14,943	20,406

Surgical Devices

Gynesonics, Inc.(15)	Surgical Devices	Equity	0.04%	Preferred Series B	219,298	250	48
301 Galveston Drive	Surgical Devices	Equity	0.12%	Preferred Series C	656,538	282	65
Redwood City, CA 94063	Surgical Devices	Equity	0.38%	Preferred Series D	1,991,157	711	822
	Surgical Devices	Equity	0.53%	Preferred Series E	2,786,367	429	542

Total Gynesonics, Inc.					5,653,360	1,672	1,477

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Transmedics, Inc.	Surgical Devices	Equity	0.16%	Preferred Series B	88,961	$1,100	$427
200 Minuteman Road, Suite 302	Surgical Devices	Equity	0.21%	Preferred Series C	119,999	300	340
Andover, MA 01810	Surgical Devices	Equity	0.46%	Preferred Series D	260,000	650	1,071
	Surgical Devices	Equity	0.18%	Preferred Series F	100,200	500	561

Total Transmedics, Inc.					569,160	2,550	2,399

Subtotal: Surgical Devices (0.47%)*						4,222	3,876

Sustainable and Renewable Technology

Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)	Sustainable and	Equity	0.00%	Common Stock	192	761	—
4100 Alpha Road, Suite 900	Renewable Technology
Dallas, TX 75244

Modumetal, Inc.	Sustainable and Renewable Technology	Equity	0.72%	Preferred Series C	3,107,520	500	360
Northlake R&D Center, 1443 N. Northlake Way
Seattle, WA 98103

Proterra, Inc.	Sustainable and	Equity	0.09%	Preferred Series 5	99,280	500	527
1 Whitlee Ct.	Renewable Technology
Greenville, SC 29607

Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)(6)	Sustainable and	Equity	18.32%	Common Stock	288	61,502	12,315
66 Franklin Street, Suite 310	Renewable Technology
Oakland, CA 94607

Subtotal: Sustainable and Renewable Technology (1.59%)*						63,263	13,202

Total: Equity Investments (13.76%)*						164,896	113,999

Warrant Investments
Biotechnology Tools

Labcyte, Inc.(15)	Biotechnology Tools	Warrant	0.84%	Preferred Series C	1,127,624	323	494
1190 Borregas Avenue
Sunnyvale, CA 94089

Subtotal: Biotechnology Tools (0.06%)*						323	494

Communications & Networking

Peerless Network Holdings, Inc. 222 South Riverside Plaza, Suite 2730 Chicago, IL 60606	Communications & Networking	Warrant	0.01%	Common Stock	3,328	—	16
	Communications & Networking	Warrant	0.41%	Preferred Series A	135,000	95	550

Total Peerless Network Holdings, Inc.					138,328	95	566

Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	0.62%	Common Stock	2,834,375	417	—
11710 Plaza America Drive, Suite 2000
Reston, VA 20190

Subtotal: Communications & Networking (0.07%)*						512	566

Consumer & Business Products

Gadget Guard (p.k.a. Antenna79)(15)	Consumer & Business Products	Warrant	0.46%	Common Stock	1,662,441	228	—
709N 400 W #3
North Salt Lake, UT 84054

Intelligent Beauty, Inc.(15)	Consumer & Business Products	Warrant	0.35%	Preferred Series B	190,234	230	233
2301 Rosecrans Ave, Suite 4100
El Segundo, CA 90245

The Neat Company(15) 1601 Market St., Suite 3500 Philadelphia, PA 19103	Consumer & Business Products	Warrant	0.01%	Preferred Series C-1	540,540	365	—

Subtotal: Consumer & Business Products (0.03%)*						823	233

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Drug Delivery

AcelRx Pharmaceuticals, Inc.(4)(10)(15)	Drug Delivery	Warrant	0.35%	Common Stock	176,730	$786	$66
351 Galveston Drive
Redwood City, CA 94063

Agile Therapeutics, Inc.(4)	Drug Delivery	Warrant	0.53%	Common Stock	180,274	730	44
101 Poor Farm Road
Princeton, NJ 08540

BioQ Pharma Incorporated	Drug Delivery	Warrant	1.30%	Common Stock	459,183	1	1,155
185 Berry St., Ste 160
San Francisco, CA 94107

Celsion Corporation(4)	Drug Delivery	Warrant	0.08%	Common Stock	13,927	428	—
997 Lenox Drive, Suite 100
Lawrenceville, NJ 08648

Dance Biopharm, Inc.(15)	Drug Delivery	Warrant	0.40%	Common Stock	110,882	74	—
150 North Hill Drive, Suite 24
Brisbane, CA 94005

Edge Therapeutics, Inc.(4)	Drug Delivery	Warrant	0.25%	Common Stock	78,595	390	25
300 Connell Dr., Suite 4000
Berkeley Heights, NJ 07922

Kaleo, Inc. (p.k.a. Intelliject, Inc.)	Drug Delivery	Warrant	0.46%	Preferred Series B	82,500	594	1,076
111 Virginia St., Ste 300
Richmond, VA 23219

Neos Therapeutics, Inc.(4)(15)	Drug Delivery	Warrant	0.24%	Common Stock	70,833	285	71
2940 N. Highway 360, Suite 400
Grand Prairie, TX 75050

Pulmatrix Inc.(4)	Drug Delivery	Warrant	0.11%	Common Stock	25,150	116	—
99 Hayden Avenue, Suite 390
Lexington, MA 02421

ZP Opco, Inc (p.k.a. Zosano Pharma)(4)	Drug Delivery	Warrant	0.18%	Common Stock	3,618	266	—
34790 Ardentech Court
Fremont, CA 94555

Subtotal: Drug Delivery (0.29%)*						3,670	2,437

Drug Discovery & Development

ADMA Biologics, Inc.(4)	Drug Discovery & Development	Warrant	0.20%	Common Stock	89,750	295	31
465 Route 17 South
Ramsey, NJ 07446

Audentes Therapeutics, Inc(4)(10)(15)	Drug Discovery & Development	Warrant	0.03%	Common Stock	9,914	62	142
600 California Street, 17th Floor
San Francisco, CA 94108

Auris Medical Holding, AG(4)(5)(10)	Drug Discovery & Development	Warrant	0.26%	Common Stock	15,672	249	2
Dornacherstrasse 210
CH-4053, Basel Switzerland

Brickell Biotech, Inc.	Drug Discovery & Development	Warrant	0.38%	Preferred Series C	26,086	119	65
5777 Central Ave, Suite 102
Boulder, CO 80301

Cerecor, Inc.(4)	Drug Discovery & Development	Warrant	0.07%	Common Stock	22,328	70	25
400 East Pratt Street, Suite 606
Baltimore, MD 21202

Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Warrant	0.61%	Preferred Series D	325,261	490	—
93 Innovation Drive, Milton Park
Abingdon Oxon, UK OX14 4RZ

Cleveland BioLabs, Inc.(4)(15)	Drug Discovery & Development	Warrant	0.07%	Common Stock	7,813	105	1
73 High Street
Buffalo, NY 14203

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Concert Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Warrant	0.56%	Common Stock	132,069	$545	$1,091
99 Hayden Avenue, Suite 500
Lexington, MA 02421-7966

CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(4)	Drug Discovery & Development	Warrant	0.06%	Common Stock	29,239	165	—
3101 Western Avenue, Suite 600
Seattle, WA 98121

CytRx Corporation(4)(15)	Drug Discovery & Development	Warrant	0.38%	Common Stock	105,694	160	48
11726 San Vicente Blvd., Suite 650
Los Angeles, CA 90049

Dare Biosciences, Inc. (p.k.a. Cerulean Pharma, Inc.)(4)	Drug Discovery & Development	Warrant	0.15%	Common Stock	17,190	369	—
35 Gatehouse Drive
Waltham, MA 02451

Dicerna Pharmaceuticals, Inc.(4)(15)	Drug Discovery &	Warrant	0.00%	Common Stock	200	28	—
87 Cambridge Park Dr	Development
Cambridge, MA 02140

Epirus Biopharmaceuticals, Inc.(4)	Drug Discovery & Development	Warrant	0.25%	Common Stock	64,194	276	—
99 High Street
Boston, MA 02110-2320

Evofem Biosciences, Inc (p.k.a Neothetics, Inc.)(4)(15) 9171 Towne Centre Drive, Suite 270 San Diego, CA 92122	Drug Discovery & Development	Warrant	0.01%	Common Stock	7,806	266	28

Fortress Biotech, Inc. (p.k.a. Coronado Biosciences, Inc.)(4) 2 Gansevoort Street, 9th Floor New York, NY 10014	Drug Discovery & Development	Warrant	0.14%	Common Stock	73,009	142	43

Genocea Biosciences, Inc.(4) 100 Acorn Park Drive, 5th Floor Cambridge, MA 02140	Drug Discovery & Development	Warrant	0.09%	Common Stock	73,725	266	3

Immune Pharmaceuticals(4) 430 East 29th St., Suite 940 New York, NY 10016	Drug Discovery & Development	Warrant	0.03%	Common Stock	10,742	164	—

Melinta Therapeutics(4) 300 TriState International, Suite 272 Lincolnshire, IL 60069	Drug Discovery & Development	Warrant	0.13%	Common Stock	40,545	626	1

Motif BioSciences Inc.(4)(15) 125 Park Avenue., 25th Floor New York, NY 10017	Drug Discovery & Development	Warrant	0.03%	Common Stock	73,452	282	254

Myovant Sciences, Ltd.(4)(5)(10) 2000 Sierra Point Parkway, 9th Floor Brisbane, CA 94005	Drug Discovery & Development	Warrant	0.12%	Common Stock	73,710	460	831

Neuralstem, Inc.(4)(15) 20271 Goldenrod Lane, 2nd floor Germantown, MD 20876	Drug Discovery & Development	Warrant	0.04%	Common Stock	5,783	77	—

Ology Bioservices, Inc. (p.k.a. Nanotherapeutics, Inc.)(15) 13200 NW Nano Court Alachua, FL 32615	Drug Discovery & Development	Warrant	2.67%	Common Stock	171,389	838	—

Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(4)(15) 75 Park Plaza, 4th Floor Boston, MA 02116	Drug Discovery & Development	Warrant	0.24%	Common Stock	75,214	178	82

Savara Inc. (p.k.a. Mast Therapeutics, Inc.)(4)(15) 900 S. Capital of Texas Highway, Suite 150 Austin, TX 78746	Drug Discovery & Development	Warrant	0.11%	Common Stock	32,467	203	93

Sorrento Therapeutics, Inc.(4)(10) 9380 Judicial Dr San Diego, CA 92121	Drug Discovery & Development	Warrant	0.34%	Common Stock	306,748	889	704

Stealth Bio Therapeutics Corp.(5)(10) 275 Grove Street, Suite 3-107 Newton, MA 02466	Drug Discovery & Development	Warrant	0.10%	Preferred Series A	650,000	158	150

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Tricida, Inc.(15) 7000 Shoreline Ct #201 South San Francisco, CA 94080	Drug Discovery & Development	Warrant	0.16%	Common Stock	212,765	$223	$217

uniQure B.V.(4)(5)(10) Paasheuvelweg 25A Amsterdam, The Netherlands 1105 BP	Drug Discovery & Development	Warrant	0.12%	Common Stock	37,174	218	334

XOMA Corporation(4)(10)(15) 2910 Seventh Street Berkeley, CA 94710	Drug Discovery & Development	Warrant	0.11%	Common Stock	9,063	279	9

Subtotal: Drug Discovery & Development (0.50%)*						8,202	4,154

Electronics & Computer Hardware

908 DEVICES INC.(15) 27 Drydock Avenue, 7th Floor Boston, MA 02210	Electronics & Computer Hardware	Warrant	0.25%	Preferred Series D	79,856	100	84

Clustrix, Inc. 201 Mission Street, Suite 800 San Francisco, CA 94105	Electronics & Computer Hardware	Warrant	0.23%	Common Stock	50,000	12	—

Subtotal: Electronics & Computer Hardware (0.01%)*						112	84

Healthcare Services, Other

Chromadex Corporation(4)(15) 10005 Muirlands Boulevard, Suite G, First Floor Irvine, CA 92618	Healthcare Services, Other	Warrant	0.25%	Common Stock	139,673	157	182

Subtotal: Healthcare Services, Other (0.02%)*						157	182

Information Services

INMOBI Inc.(5)(10) 475 Brannan St., Suite 420 San Francisco, CA 94107	Information Services	Warrant	0.16%	Common Stock	65,587	82	—

InXpo, Inc.(15) 770 N Halsted Street, Suite 6s Chicago, IL 60642	Information Services	Warrant	0.81%	Preferred Series C-1	898,134	49	34

MDX Medical, Inc.(15) 160 Chubb Avenue, Suite 301 Lyndhurst, NJ 07071	Information Services	Warrant	0.87%	Common Stock	2,812,500	283	185

Netbase Solutions, Inc. 3960 Freedom Circle, Suite 200 Santa Clara, CA 95054	Information Services	Warrant	0.02%	Preferred Series 1	60,000	356	373

RichRelevance, Inc.(15) 303 Second Street Suite 350 South San Francisco, CA 94107	Information Services	Warrant	0.13%	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.07%)*						868	592

Internet Consumer & Business Services

Aria Systems, Inc. 575 Market Street, 32nd Floor San Francisco, CA 94105	Internet Consumer & Business Services	Warrant	0.09%	Preferred Series G	231,535	73	—

Art.com, Inc.(15) 2100 Powell Street 13th Floor Emeryville, CA 94608	Internet Consumer & Business Services	Warrant	0.24%	Preferred Series B	311,005	66	66

Blurb, Inc.(15) 580 California St., Suite 300 San Francisco, CA 94104	Internet Consumer & Business Services	Warrant	0.40%	Preferred Series C	234,280	636	27

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
ClearObject, Inc. (p.k.a. CloudOne, Inc.)	Internet Consumer & Business Services	Warrant	1.20%	Preferred Series E	968,992	$19	$211
8626 E 116th Street, Suite 300
Fishers, IN 46038

The Faction Group	Internet Consumer & Business Services	Warrant	1.85%	Preferred Series A	8,703	234	437
1660 Lincoln St., Floor 16
Denver, CO 80264

Intent Media, Inc.(15)	Internet Consumer & Business Services	Warrant	0.47%	Common Stock	140,077	168	200
315 Hudson St., 9th Floor
New York, NY 10013

Interactions Corporation	Internet Consumer & Business Services	Warrant	0.07%	Preferred Series G-3	68,187	204	413
31 Hayward Street., Suite E
Franklin, MA 02038

Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	0.35%	Preferred Series B	206,184	1,102	1,812
2301 Rosecrans Avenue, Suite 5000
El Segundo, CA 90245

Lightspeed POS, Inc.(5)(10)	Internet Consumer & Business Services	Warrant	0.09%	Preferred Series C	245,610	20	99
700 St-Antoine Est, Suite 300
Montreal, Canada H2Y1A6

LogicSource(15)	Internet Consumer & Business Services	Warrant	0.39%	Preferred Series C	79,625	30	28
20 Marshall Street
South Norwalk, CT 06854

Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Warrant	0.06%	Preferred Series G	174,562	78	192
1600 Seaport Blvd., Suite 250
Redwood City, CA 94063

ShareThis, Inc.(15)	Internet Consumer & Business Services	Warrant	0.91%	Preferred Series C	493,502	547	—
4005 Miranda Avenue, Suite 100 Palo Alto, CA 94304

Snagajob.com, Inc. 1919 N Lynn Street, 7th Floor Arlington, VA 22209	Internet Consumer & Business Services	Warrant	0.89%	Preferred Series A	1,800,000	782	1,406

Tapjoy, Inc.	Internet Consumer & Business Services	Warrant	0.40%	Preferred Series D	748,670	316	15
111 Sutter Street, 12th Floor
San Francisco, CA 94104

TraceLink, Inc.	Internet Consumer & Business Services	Warrant	0.86%	Preferred Series A-2	283,353	1,833	2,029
400 Riverpark Dr. Suite 200
North Reading, MA 1864

Subtotal: Internet Consumer & Business Services (0.84%)*						6,108	6,935

Media/Content/Info

FanDuel, Inc.	Media/Content/Info	Warrant	0.15%	Common Stock	15,570	—	—
300 Park Avenue South, 14th Floor	Media/Content/Info	Warrant	0.04%	Preferred Series A	4,648	730	1,875
New York, NY 10005

Total FanDuel, Inc.					20,218	730	1,875

Machine Zone, Inc.	Media/Content/Info	Warrant	0.12%	Common Stock	1,552,710	1,958	3,242
1050 Page Mill Road
Palo Alto, CA 94304

Rhapsody International, Inc.(15)	Media/Content/Info	Warrant	0.44%	Common Stock	715,755	385	37
701 5th Ave., Suite 3100
Seattle, WA 98104

WP Technology, Inc. (Wattpad, Inc.)(5)(10)	Media/Content/Info	Warrant	0.10%	Common Stock	255,818	4	24
4950 Yonge Street, Suite 208
Toronto, ON M2M 3V5

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Zoom Media Group, Inc.	Media/Content/Info	Warrant	0.44%	Preferred Series A	1,204	$348	$29
345 7th Avenue, Suite 1501
New York, NY 10001

Subtotal: Media/Content/Info (0.63%)*						3,425	5,207

Medical Devices & Equipment

Amedica Corporation(4)(15)	Medical Devices & Equipment	Warrant	0.20%	Common Stock	8,603	459	—
1885 West 2100 South
Salt Lake City, UT 84119

Aspire Bariatrics, Inc.(15)	Medical Devices & Equipment	Warrant	1.03%	Preferred Series B-1	112,858	455	—
3200 Horizon Drive, Suite 100
King of Prussia, PA 19406

Avedro, Inc.(15)	Medical Devices & Equipment	Warrant	0.56%	Preferred Series AA	300,000	401	300
201 Jones Rd., 5th Floor
Waltham, MA 02451

Flowonix Medical Incorporated	Medical Devices & Equipment	Warrant	0.47%	Preferred Series AA	155,325	362	—
500 International Drive, Suite 200
Mount Olive, NJ 07828

Gelesis, Inc.(15)	Medical Devices & Equipment	Warrant	0.46%	Preferred Series A-1	74,784	78	248
500 Boylston Street, Suite 1600
Boston, MA 02116

InspireMD, Inc.(4)(5)(10)	Medical Devices & Equipment	Warrant	0.03%	Common Stock	1,124	242	—
4 Menorat Hamaor Street, 3rd Floor
Tel Aviv, Israel 67448

Intuity Medical, Inc.(15)	Medical Devices & Equipment	Warrant	0.73%	Preferred Series 4	1,819,078	294	394
3500 West Warren Avenue.
Fremont, CA 94538

Medrobotics Corporation(15)	Medical Devices & Equipment	Warrant	0.40%	Preferred Series E	455,539	370	264
475 Paramount Drive
Raynham, MA 02767

Micell Technologies, Inc.	Medical Devices & Equipment	Warrant	0.37%	Preferred Series D-2	84,955	262	154
801 Capitola Drive, Suite 1
Durham, NC 27713

NetBio, Inc.	Medical Devices & Equipment	Warrant	0.75%	Preferred Series A	7,841	408	43
266 Second Avenue
Waltham, MA 02451

NinePoint Medical, Inc.(15)	Medical Devices & Equipment	Warrant	0.30%	Preferred Series A-1	587,840	170	104
2 Oak Park Dr.
Bedford, MA 01730

Optiscan Biomedical, Corp.(6)(15)	Medical Devices & Equipment	Warrant	0.61%	Preferred Series E	10,535,275	1,252	271
24590 Clawiter Road
Hayward, CA 94545

Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Warrant	0.38%	Preferred Series A	500,000	402	532
1830 Bering Drive
San Jose, CA 95112

Quanterix Corporation(4)	Medical Devices & Equipment	Warrant	0.30%	Common Stock	66,039	204	326
113 Hartwell Avenue
Lexington, MA 02421

Sebacia, Inc.(15)	Medical Devices & Equipment	Warrant	0.45%	Preferred Series D	778,301	133	159
2905 Premiere Parkway, Suite 150
Duluth, GA 30097

SonaCare Medical, LLC (p.k.a. US HIFU, LLC)	Medical Devices & Equipment	Warrant	0.02%	Preferred Series A	6,464	188	—
10130 Perimeter Parkway, Suite 250
Charlotte, NC 28216

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Strata Skin Sciences, Inc. (p.k.a. MELA Sciences, Inc.)(4) 100 Lakeside Drive, Suite 100 Horsham, PA 19044	Medical Devices & Equipment	Warrant	0.32%	Common Stock	13,864	$401	$—

Tela Bio, Inc.(15) One Great Valley Pkwy, Suite 24 Malvern, PA 19355	Medical Devices & Equipment	Warrant	0.39%	Preferred Series B	387,930	62	128

ViewRay, Inc.(4)(15) 2 Thermo Fisher Way Oakwood Village, OH 44146	Medical Devices & Equipment	Warrant	0.18%	Common Stock	128,231	333	206

Subtotal: Medical Devices & Equipment (0.38%)*						6,476	3,129

Semiconductors

Achronix Semiconductor Corporation(15) 2953 Bunker Hill Lane, Suite 101 Santa Clara, CA 95054	Semiconductors	Warrant	0.11%	Preferred Series C	360,000	160	434
	Semiconductors	Warrant	0.23%	Preferred Series D-2	750,000	99	648

Total Achronix Semiconductor Corporation					1,110,000	259	1,082

Aquantia Corp.(4) 105 E. Tasman Drive San Jose, CA 95134	Semiconductors	Warrant	0.06%	Common Stock	19,683	4	41

Avnera Corporation 1600 NW Compton Drive, Ste 300. Beaverton, OR 97006	Semiconductors	Warrant	0.28%	Preferred Series E	141,567	46	219

Subtotal: Semiconductors (0.16%)*						309	1,342

Software

Actifio, Inc. 333 Wyman Street, Waltham, MA 02451	Software	Warrant	0.08%	Common Stock	73,584	249	65
	Software	Warrant	0.03%	Preferred Series F	31,673	343	79

Total Actifio, Inc.					105,257	592	144

Braxton Technologies, LLC 6 North Tejon Street, Suite 220 Colorado Springs, CO 80903	Software	Warrant	0.63%	Preferred Series A	168,750	188	—

CareCloud Corporation(15) 5200 Blue Lagoon Drive, Suite 900 Miami, FL 33126	Software	Warrant	0.43%	Preferred Series B	413,433	258	44

Clickfox, Inc.(15) 3445 Peachtree Road, Suite 450 Atlanta, GA 30326	Software	Warrant	0.64%	Preferred Series B	1,038,563	330	35
	Software	Warrant	0.37%	Preferred Series C	592,019	730	38
	Software	Warrant	1.37%	Preferred Series C-A	2,218,214	230	1,441

Total Clickfox, Inc.					3,848,796	1,290	1,514

DNAnexus, Inc. 1975 W El Camino Real #101 Mountain View, CA 94040	Software	Warrant	0.24%	Preferred Series C	909,091	97	62

Evernote Corporation(15) 305 Walnut Street Redwood City, CA 94063	Software	Warrant	0.06%	Common Stock	62,500	106	218

Fuze, Inc.(15) 2 Copley Place, Floor 7 Boston, MA 02116	Software	Warrant	0.17%	Preferred Series F	256,158	89	5

Lightbend, Inc.(15) 625 Market St San Francisco, CA 94105	Software	Warrant	0.26%	Preferred Series C-1	391,778	79	75

Mattersight Corporation(4) 200 W. Madison, Suite 3100 Chicago, IL 60606	Software	Warrant	1.08%	Common Stock	357,143	538	88

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Message Systems, Inc.(15)	Software	Warrant	1.05%	Preferred Series C	503,718	$334	$464
9130 Guilford Road
Columbia, MD 21046

Mobile Posse, Inc.(15)	Software	Warrant	1.04%	Preferred Series C	396,430	130	155
1010 N. Glebe Road, Suite 200
Arlington, VA 22201

Neos, Inc.(15)	Software	Warrant	0.10%	Common Stock	221,150	22	—
6210 Stoneridge Mall, Suite 450
Pleasanton, CA 94588

NewVoiceMedia Limited(5)(10)	Software	Warrant	0.10%	Preferred Series E	225,586	33	142
Viables Business Park, Jays Close
Basingstoke, UK RG22 4BS

OneLogin, Inc.(15)	Software	Warrant	0.34%	Common Stock	228,972	150	172
150 Spear Street, Suite 1400
San Francisco, CA 94105

PerfectServe, Inc.	Software	Warrant	2.24%	Preferred Series C	129,073	720	1,089
10024 Investment Drive
Knoxville, TN 37932

Poplicus, Inc.	Software	Warrant	0.56%	Common Stock	132,168	—	—
19 South Park St.
San Francisco, CA 94107

Quid, Inc.(15)	Software	Warrant	0.06%	Preferred Series D	71,576	1	6
600 Harrison Street, Suite 400
San Francisco, CA 94107

RapidMiner, Inc.	Software	Warrant	0.32%	Preferred Series C-1	4,982	24	32
10 Milk Street., 11th Floor
Boston, MA 02108

RedSeal Inc.(15) 940 Stewart Drive, Sunnyvale, CA 94085	Software	Warrant	0.13%	Preferred Series C-Prime	640,603	66	38

Signpost, Inc.	Software	Warrant	0.78%	Preferred Series C	324,005	314	108
127 W 26th St., Floor 2
New York, NY 10001

Wrike, Inc. 10 Almaden Blvd, Suite 1000 San Jose, CA 95113	Software	Warrant	0.87%	Common Stock	698,760	462	1,273

Subtotal: Software (0.68%)*						5,493	5,629

Specialty Pharmaceuticals
Alimera Sciences, Inc.(4) 6120 Windward Parkway, Suite 290 Alpharetta, GA 30005	Specialty Pharmaceuticals	Warrant	2.46%	Common Stock	1,717,709	861	256

Subtotal: Specialty Pharmaceuticals (0.03%)*						861	256

Surgical Devices
Gynesonics, Inc.(15) 301 Galveston Drive Redwood City, CA 94063	Surgical Devices	Warrant	0.03%	Preferred Series C	180,480	75	16
	Surgical Devices	Warrant	0.30%	Preferred Series D	1,575,965	320	307

Total Gynesonics, Inc.					1,756,445	395	323

Transmedics, Inc.	Surgical Devices	Warrant	0.07%	Preferred Series B	40,436	225	16
200 Minuteman Road, Suite 302	Surgical Devices	Warrant	0.31%	Preferred Series D	175,000	100	474
Andover, MA 01810	Surgical Devices	Warrant	0.09%	Preferred Series F	50,544	38	62

Total Transmedics, Inc.					265,980	363	552

Subtotal: Surgical Devices (0.11%)*						758	875

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)
Sustainable and Renewable Technology
Agrivida, Inc.(15) 200 Boston Avenue Medford, MA 02155	Sustainable and Renewable Technology	Warrant	0.40%	Preferred Series D	471,327	$120	$—

American Superconductor Corporation(4) 64 Jackson Rd. Devens, MA 01434	Sustainable and Renewable Technology	Warrant	0.28%	Common Stock	58,823	39	41

Calera, Inc.(15) 485 Alberto Way, #210 Los Gatos, CA 95032	Sustainable and Renewable Technology	Warrant	0.17%	Preferred Series C	44,529	513	—

EcoMotors, Inc.(15) 17000 Federal Dr., Suite 200 Allen Park, MI 48101	Sustainable and Renewable Technology	Warrant	0.68%	Preferred Series B	437,500	308	—

Fluidic, Inc. 8455 North 90th Street, Suite 4 Scottsdale, AZ 85258	Sustainable and Renewable Technology	Warrant	0.11%	Preferred Series D	61,804	102	—

Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.) 4100 Alpha Road, Suite 900 Dallas, TX 75244	Sustainable and Renewable Technology	Warrant	0.00%	Common Stock	5,310	181	—
	Sustainable and Renewable Technology	Warrant	0.00%	Preferred Series 2-A	63	50	—

Total Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)					5,373	231	—

Fulcrum Bioenergy, Inc. 4900 Hopyard Road, Suite 220 Pleasanton, CA 94588	Sustainable and Renewable Technology	Warrant	0.20%	Preferred Series C-1	280,897	275	457

GreatPoint Energy, Inc.(15) 2215 W. Harrison St. Chicago, IL 60612	Sustainable and Renewable Technology	Warrant	0.12%	Preferred Series D-1	393,212	548	—

Kinestral Technologies, Inc. 3955 Trust Way Hayward, CA 94545	Sustainable and Renewable Technology	Warrant	0.26%	Preferred Series A	325,000	155	92
	Sustainable and Renewable Technology	Warrant	0.10%	Preferred Series B	131,883	63	27

Total Kinestral Technologies, Inc.					456,883	218	119

Polyera Corporation(15) 8045 Lamon Avenue, #140 Skokie, IL 60077	Sustainable and Renewable Technology	Warrant	0.97%	Preferred Series C	311,609	338	—

Proterra, Inc. 1 Whitlee Ct. Greenville, SC 29607	Sustainable and Renewable Technology	Warrant	0.42%	Preferred Series 4	477,517	41	518

Rive Technology, Inc.(15) 1 Deer Park Drive, Suite A Monmouth Junction, NJ 08852	Sustainable and Renewable Technology	Warrant	0.34%	Preferred Series E	234,477	12	3

Stion Corporation(6) 6321 San Ignacio Avenue San Jose, CA 95119	Sustainable and Renewable Technology	Warrant	7.89%	Preferred Series Seed	2,154	1,378	—

(dollars in thousands)
Portfolio Company	Sub-Industry	Type of Investment(1)	Percentage Ownership	Series	Shares	Cost(2)	Value(3)

TAS Energy, Inc. 6110 Cullen Blvd. Houston, TX 77021	Sustainable and Renewable Technology	Warrant	0.10%	Preferred Series AA	428,571	$299	$—

Tendril Networks	Sustainable and Renewable Technology	Warrant	0.46%	Preferred Series 3-A	1,019,793	189	—
2580 55th Street, Suite 100
Boulder, CO 80301

Subtotal: Sustainable and Renewable Technology (0.14%)*						4,611	1,138

Total: Warrant Investments (4.01%)*						42,708	33,253

Total Investments in Securities (179.02%)*						$1,576,278	$1,483,578

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Interest rate PRIME represents 4.75% at March 31, 2018. Daily LIBOR, 1-month LIBOR, 3-month LIBOR and 12-month LIBOR represent 1.70%, 1.88%, 2.31% and 2.66%, respectively, at March 31, 2018.
(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $26.2 million, $128.1 million and $101.8 million respectively. The tax cost of investments is $1.6 billion.

(4)

Except for warrants in 41 publicly traded companies and common stock in 20 publicly traded companies, all investments are restricted at March 31, 2018 and were valued at fair value using Level 3 significant unobservable inputs as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.

(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment as defined under the 1940 Act in which Hercules owns at least 5% but generally less than 25% of the company’s voting securities.
(7)	Control investment as defined under the 1940 Act in which Hercules owns at least 25% of the company’s voting securities or has greater than 50% representation on its board.
(8)

Debt is on non-accrual status at March 31, 2018, and is therefore considered non-income producing. Note that at March 31, 2018, only the $10.7 million PIK, or payment-in-kind, loan is on non-accrual for the Company’s debt investment in Tectura Corporation.

(9)	Denotes that all or a portion of the debt investment is convertible debt.
(10)

Indicates assets that the Company deems not “qualifying assets” under section 55(a) of 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.

(11)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitization (as defined in Note 4).
(12)	Denotes that all or a portion of the debt investment is pledged as collateral under the Wells Facility (as defined in Note 4).
(13)	Denotes that all or a portion of the debt investment is pledged as collateral under the Union Bank Facility (as defined in Note 4).
(14)	Denotes that all or a portion of the debt investment principal includes accumulated PIK interest and is net of repayments.
(15)	Denotes that all or a portion of the investment in this portfolio company is held by HT II or HT III, the Company’s wholly owned SBIC subsidiaries.
(16)	Denotes that the fair value of the Company’s total investments in this portfolio company represent greater than 5% of the Company’s total assets at March 31, 2018.
(17)	Denotes that there is an unfunded contractual commitment available at the request of this portfolio company at March 31, 2018. Refer to Note 10.
(18)

Denotes unitranche debt with first lien “last-out” senior secured position and security interest in all assets of the portfolio company whereby the “last-out” portion will be subordinated to the “first-out” portion in a liquidation, sale or other disposition.

(19)	Denotes second lien senior secured debt.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods as of December 31, 2017, 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009, and 2008. The information as of December 31, 2017, 2016, 2015, 2014, 2013, 2012, 2011 and 2010 has been derived from our audited financial statements for these periods, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The report of PricewaterhouseCoopers LLP on the senior securities table as of December 31, 2017 is attached as an exhibit to the registration statement of which this prospectus is a part. The “N/A” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Securitized Credit Facility with Wells Fargo Capital Finance
December 31, 2008	$89,582,000	$6,689	N/A
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011	$10,186,830	$73,369	N/A
December 31, 2012(6)	—	—	N/A
December 31, 2013(6)	—	—	N/A
December 31, 2014(6)	—	—	N/A
December 31, 2015	$50,000,000	$26,352	N/A
December 31, 2016	$5,015,620	$290,234	N/A
December 31, 2017(6)	—	—	N/A
December 31, 2018 (as of March 31, 2018, unaudited)(6)	—	—	N/A
Securitized Credit Facility with Union Bank, NA
December 31, 2009(6)	—	—	N/A
December 31, 2010(6)	—	—	N/A
December 31, 2011(6)	—	—	N/A
December 31, 2012(6)	—	—	N/A
December 31, 2013(6)	—	—	N/A
December 31, 2014(6)	—	—	N/A
December 31, 2015(6)	—	—	N/A
December 31, 2016(6)	—	—	N/A
December 31, 2017(6)	—	—	N/A
December 31, 2018 (as of March 31, 2018, unaudited)(6)	—	—	N/A
Small Business Administration Debentures (HT II)(4)
December 31, 2008	$127,200,000	$4,711	N/A
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$150,000,000	$3,942	N/A
December 31, 2011	$125,000,000	$5,979	N/A
December 31, 2012	$76,000,000	$14,786	N/A
December 31, 2013	$76,000,000	$16,075	N/A
December 31, 2014	$41,200,000	$31,535	N/A
December 31, 2015	$41,200,000	$31,981	N/A
December 31, 2016	$41,200,000	$35,333	N/A
December 31, 2017	$41,200,000	$39,814	N/A
December 31, 2018 (as of March 31, 2018, unaudited)	$41,200,000	$39,143	N/A
Small Business Administration Debentures (HT III)(5)
December 31, 2010	$20,000,000	$29,564	N/A
December 31, 2011	$100,000,000	$7,474	N/A
December 31, 2012	$149,000,000	$7,542	N/A
December 31, 2013	$149,000,000	$8,199	N/A
December 31, 2014	$149,000,000	$8,720	N/A
December 31, 2015	$149,000,000	$8,843	N/A
December 31, 2016	$149,000,000	$9,770	N/A
December 31, 2017	$149,000,000	$11,009	N/A
December 31, 2018 (as of March 31, 2018, unaudited)	$149,000,000	$10,823	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
2016 Convertible Notes
December 31, 2011	$75,000,000	$10,623	$885
December 31, 2012	$75,000,000	$15,731	$1,038
December 31, 2013	$75,000,000	$16,847	$1,403
December 31, 2014	$17,674,000	$74,905	$1,290
December 31, 2015	$17,604,000	$74,847	$1,110
December 31, 2016	—	—	—
April 2019 Notes
December 31, 2012	$84,489,500	$13,300	$986
December 31, 2013	$84,489,500	$14,460	$1,021
December 31, 2014	$84,489,500	$15,377	$1,023
December 31, 2015	$64,489,500	$20,431	$1,017
December 31, 2016	$64,489,500	$22,573	$1,022
December 31, 2017	—	—	—
September 2019 Notes
December 31, 2012	$85,875,000	$13,086	$1,003
December 31, 2013	$85,875,000	$14,227	$1,016
December 31, 2014	$85,875,000	$15,129	$1,026
December 31, 2015	$45,875,000	$28,722	$1,009
December 31, 2016	$45,875,000	$31,732	$1,023
December 31, 2017	—	—	—
2024 Notes
December 31, 2014	$103,000,000	$12,614	$1,010
December 31, 2015	$103,000,000	$12,792	$1,014
December 31, 2016	$252,873,175	$5,757	$1,016
December 31, 2017	$183,509,600	$8,939	$1,025
December 31, 2018 (as of March 31, 2018, unaudited)	$183,509,600	$8,788	$1,011
2017 Asset-Backed Notes
December 31, 2012	$129,300,000	$8,691	$1,000
December 31, 2013	$89,556,972	$13,642	$1,004
December 31, 2014	$16,049,144	$80,953	$1,375
December 31, 2015	—	—	—
2021 Asset-Backed Notes
December 31, 2014	$129,300,000	$10,048	$1,000
December 31, 2015	$129,300,000	$10,190	$996
December 31, 2016	$109,205,263	$13,330	$1,002
December 31, 2017	$49,152,504	$33,372	$1,001
December 31, 2018 (as of March 31, 2018, unaudited)	$33,575,408	$48,032	$1,000
2022 Convertible Notes
December 31, 2017	$230,000,000	$7,132	$1,028
December 31, 2018 (as of March 31, 2018, unaudited)	$230,000,000	$7,012	$1,015
2022 Notes
December 31, 2017	$150,000,000	$10,935	$1,014
December 31, 2018 (as of March 31, 2018, unaudited)	$150,000,000	$10,751	$1,011
Total Senior Securities(7)
December 31, 2008	$216,782,000	$2,764	N/A
December 31, 2009	$130,600,000	$3,806	N/A
December 31, 2010	$170,000,000	$3,478	N/A
December 31, 2011	$310,186,830	$2,409	N/A
December 31, 2012	$599,664,500	$1,874	N/A
December 31, 2013	$559,921,472	$2,182	N/A
December 31, 2014	$626,587,644	$2,073	N/A
December 31, 2015	$600,468,500	$2,194	N/A
December 31, 2016	$667,658,558	$2,180	N/A
December 31, 2017	$802,862,104	$2,043	N/A
December 31, 2018 (as of March 31, 2018, unaudited)	$787,285,008	$2,048	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, including senior securities not subject to asset coverage requirements under the 1940 Act due to exemptive relief from the SEC, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.

(3)	Not applicable because senior securities are not registered for public trading.
(4)

Issued by HT II, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.

(5)

Issued by HT III, one of our SBIC subsidiaries, to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC.

(6)	The Company’s Wells Facility and Union Bank Facility had no borrowings outstanding during the periods noted above.
(7)

The total senior securities and Asset Coverage per Unit shown for those securities do not represent the asset coverage ratio requirement under the 1940 Act because the presentation includes senior securities not subject to the asset coverage requirements of the 1940 Act as a result of exemptive relief granted to us by the SEC. As of March 31, 2018, our asset coverage ratio under our regulatory requirements as a business development company was 238.2% excluding our SBA debentures as a result of our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at the discretion of the Board of Directors. Our Board of Directors currently consists of eight members, one who is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act and seven who are not interested persons and who we refer to as our independent directors.

Directors, Executive Officers and Key Employees

Our executive officers, directors and key employees and their positions are set forth below. Information regarding our current Board of Directors is set forth below as of March 31, 2018. The address for each executive officer, director and key employee is c/o Hercules Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Name	Age	Positions
Interested Director:
Manuel A. Henriquez(1)	54	Chairman of the Board of Directors, President and Chief Executive Officer

Independent Directors:
Robert P. Badavas	65	Director
Jorge Titinger	57	Director
Allyn C. Woodward, Jr.	77	Director
Thomas J. Fallon	56	Director
Brad Koenig	59	Director
Joseph F. Hoffman	69	Director
Doreen Woo Ho	70	Director

Executive Officers:
David Lund	64	Interim Chief Financial Officer
Melanie Grace	49	General Counsel and Chief Compliance Officer
Scott Bluestein	40	Chief Investment Officer
Gerard R. Waldt, Jr.	33	Interim Chief Accounting Officer

(1)	Mr. Henriquez is an interested person, as defined in section 2(a)(19) of the 1940 Act, of the Company due to his position as an executive officer of the Company.

Set forth below is information regarding our current directors, including each director’s (i) name and age; (ii) a brief description of their recent business experience, including present occupations and employment during at least the past five years; (iii) directorships, if any, that each director holds and has held during the past five years; and (iv) the year in which each person became a director of the Company. As the information that follows indicates, the nominee and each continuing director brings strong and unique experience, qualifications, attributes, and skills to the Board of Directors. This provides the Board of Directors, collectively, with competence, experience, and perspective in a variety of areas, including: (i) corporate governance and Board service; (ii) executive management, finance, and accounting; (iii) venture capital financing with a technology-related focus; (iv) business acumen; and (v) an ability to exercise sound judgment.

Moreover, the nominating and corporate governance committee believes that it is important to seek a broad diversity of experience, professions, skills, geographic representation and backgrounds. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Our Board of Directors does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

For each director, we have highlighted certain key areas of experience that qualify him or her to serve on the Board of Directors in each of their respective biographies below.

Name, Address, and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During the past 5 years(2)
Independent Directors
Robert P. Badavas (65)	Director	Class I Director since 2006	Retired. Chairman and Chief Executive Officer of PlumChoice, provider of remote technical services and support, from 2011-2016.	Constant Contract, Inc., an online marketing company, from 2007-2016.

Jorge Titinger (57)	Director	Class I Director since 2017	President and Founder of Titinger Consulting, a private consulting and advisory service provider, since 2016, and President and Chief Executive Officer of Silicon Graphics International, a leader in high-performance computing, from 2012-2016, which was acquired by Hewlett Packard Enterprise in 2016.	Xcerra, supplies products and services to the semiconductor and electronics manufacturing industry, since 2012, and CalAmp, a pure-play pioneer in the connected vehicle and broader Industrial Internet of Things marketplace, since 2015.

Thomas J. Fallon (56)	Director	Class II Director since 2014	Chief Executive Officer of Infinera Corporation, manufacturer of high capacity optical transmission equipment, since 2010.	Infinera Corporation since 2014.

Brad Koenig (59)	Director	Class II Director since 2017	Founder and Chief Executive Officer of FoodyDirect.com, an online marketplace that features foods from the top restaurants, bakeries and artisan purveyors around the country, since 2011. Head of Global Technology Investment Banking at Goldman Sachs, from 2011-2015.	GSV Capital Corporation, from 2015-2017.

Allyn C. Woodward, Jr. (77)	Director	Class II Director since 2004	Retired. Vice Chairman and Director of Adams Harkness Financial Group, an institutional investment bank, from 2001-2006.	None.

Joseph F. Hoffman (69)	Director	Class III Director since 2015	Retired. SEC Reviewing Partner and Silicon Valley Professional for KPMG from 1998-2009.	None.

Doreen Woo Ho (70)	Director	Class III Director since 2016	Commissioner of the San Francisco Port Commission since May, 2011 and served as President from 2012 to 2014.	U.S. Bank since 2012.

Interested Director
Manuel A. Henriquez (54)(3)	Director, Chief Executive Officer and Chairman of the Board of Directors	Class III Director since 2004	Hercules Capital, Inc. since 2004.	None.

(1)	The address for each officer and director is c/o Hercules Capital, Inc., 400 Hamilton Avenue., Suite 310, Palo Alto, California 94301.
(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.
(3)	Mr. Henriquez is an interested director due to his position as an officer of the Company.

Interested Director

Manuel A. Henriquez	Board Committee:	Independent:
	N/A	No

Mr. Henriquez, age 54, is a co-founder of Hercules and has been our Chairman and Chief Executive Officer since 2004 and our President (since 2005) and his term expires in 2019.

Business Experience:

•         Partner, VantagePoint Venture Partners, a $2.5 billion multi-stage technology venture fund (2000-2003)

•         President and Chief Investment Officer, Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company (1999-2000)

•         Managing Director, Comdisco Ventures (1997-1999)

•         Senior Member, Investment Team, Comdisco Ventures (1997-2000)

Non-Profit Leadership:

•         Northeastern University, a global, experiential research university;

•        Member of the Northeastern Corporation (since 2011)

•        Member of the Academic Affairs and Student Experience Committee (since 2012)

•        Member of the President West Coast Counsel (since 2012)

•         Lucile Packard Foundation for Children’s Health, an independent public charity, devoted exclusively to elevating the priority of children’s health and increasing the quality and accessibility of children’s healthcare through leadership and direct investment:

•        Vice Chairman, Board of Directors

•        Chairman, Compensation Committee

•        Chairman, Executive Search Committee

•        Member, Investment Committee

•        Member, Executive Committee

•         Children’s Health Council, which specializes in working with children with ADHD, learning differences, anxiety, depression, autism spectrum disorders and teen mental health therapy:

•        Corporate Treasurer

•        Chairman, Finance Committee

•        Chairman, Investment Committee

•        Member, Executive Committee

Prior Non-Profit Leadership:

•         Board Member, Charles Armstrong School, an independent, non-profit, co-educational lower- and middle-day school specializing in teaching students with language-based learning differences, such as dyslexia

Education:	• Bachelor’s degree in Business Administration from Northeastern University

Skills/ Qualifications:

In particular, Mr. Henriquez’ key areas of skills/qualifications include, but are not limited to:

•         Client Industries—vast array of knowledge in venture capital financing, including software, life sciences and clean tech

•         Banking/Financial Services—extensive experience with equity and debt financings as well SEC rules and regulations and business development companies

•         Leadership/Strategy—current role as chairman and CEO as well as officer and director experience in several private and public companies and knowledge of financial risk assessment

•         Finance/IT and Other Business Processes—extensive experience in IT and supervising IT internal control and procedures

•         Governance—extensive experience as an executive and director of private and public companies with governance matters

•         Strategic Planning-experience with senior executive level strategic planning for publicly-traded companies, private companies and/or non-profit companies

•         Mergers and Acquisitions-experience with public and/or private company M&A both in identifying targets and evaluating potential targets, as well as post-acquisition integration activities

Independent Directors

Joseph F. Hoffman	Board Committee:	Independent:
	• Audit, Chair • Nominating	Yes

Mr. Hoffman, age 69, is retired from KPMG LLP after 26 years as a partner and senior executive with that firm. He has served as a director on our Board of Directors since April 2015 and his term expires in 2019.

Business Experience:	• SEC Reviewing Partner and Silicon Valley Professional Practice Partner, KPMG LLP (1998-2009) • Audit Partner and Business Unit Partner in Charge, KPMG LLP (1983-1998)

Private Directorships:	• LiveOps, Inc., a call center services company (since 2013) • KPMG LLP, an audit, tax, and advisory professional services firm. (2005-2009)

Audit Committees:	• LiveOps, Inc. (since 2013) • KPMG LLP (2005-2009) • Willamette University (since 2014)

Non-Profit Leadership:	• Board of Trustees, Willamette University (since 2011)

Memberships:

•        California Society of Certified Public Accountants

•        National Association of Corporate Directors

•        American College of Corporate Directors

•        Association of Governing Boards of Universities and Colleges

Education:

•        Bachelor’s degree in Mathematics and Economics, Willamette University

•        Master’s degree in Business Administration, Stanford Graduate School of Business

•        Certified public accountant, State of California

Skills/ Qualifications:

In particular, Mr. Hoffman’s key areas of skill/qualifications include, but are not limited to:

•        Client Industries—extensive experience in the technology, manufacturing, and financial services industries

•        Finance and Enterprise Risk Management—extensive experience as an advisor to senior management and audit committees on complex accounting, financial reporting, internal controls, and enterprise risk management

•         Leadership/Strategy—significant experience as a business executive and director

•         Governance—experience as the chairman of the governance committee with corporate governance issues, particularly in a publicly-traded company

•         Banking/Financial Services—experience with banking, mutual funds, or other financial services industries, including regulatory experience and specific knowledge of the Securities Act

•        Strategic Planning—experience with senior executive level strategic planning for publicly-traded companies, private companies and/or non-profit companies

Brad Koenig	Board Committee:	Independent:
	• Audit • Nominating	Yes

Mr. Koenig, age 59, currently serves as Founder and CEO of FoodyDirect.com, (since 2011), an online marketplace that features foods from the top restaurants, bakeries and artisan purveyors around the country. He has served as a director on our Board of Directors since October 2017 and his term expires in 2018.

Business Experience:

•        Head of Global Technology Investment Banking at Goldman Sachs, a leading global investment banking, securities and investment management firm (1990-2005)

•        Co-Head of Global Technology, Media and Telecommunications at Goldman Sachs (2002-2005)

Private Directorships:

•        Theragenics Corporation, medical device company serving the surgical products and prostate cancer treatment markets

•        NGP/VAN Software, the leading technology provider to Democratic and progressive campaigns and organizations, offering clients an integrated platform of the best fundraising, compliance, field, organizing, digital, and social networking products

Prior Directorships:	• GSV Capital Corporation (2015-2017)

Other Experience:	• Adviser to Oak Hill Capital Management, a private equity firm • Dartmouth President’s Leadership Council • Chair, Dartmouth Athletic Advisory Board

Education:	• Bachelor’s degree in Economics from Dartmouth College • Master’s degree from Harvard Business School

Skills/ Qualifications:

In particular, Mr. Koenig’s key areas of skill/qualifications include, but are not limited to:

•        Client Industries—significant experience in venture capital and technology

•         Leadership/Strategy—extensive experience as a director and executive in both public and private companies

•        Finance, IT and Other Business Processes—extensive experience as a manager and CEO related to finance, accounting, IT, treasury, human resources, or other key business processes

•        Banking/Financial Services—experience with banking, mutual funds, or other financial services industries, including regulatory experience and specific knowledge of the Securities Act

•        Mergers and Acquisitions—experience with public and/or private company M&A both in identifying targets and evaluating potential targets, as well as post-acquisition integration activities

Jorge Titinger	Board Committee:	Independent:
	• Compensation, Chair	Yes

Mr. Titinger, age 56, currently serves as Principal and Founder of Titinger Consulting (since 2016), a private consulting and advisory service provider focusing on strategy development and execution, board governance, operational transformations, and culture changes. He has served as a director on our Board of Directors since December 2017 and his term expires in 2020.

Business Experience:

•        President and Chief Executive Officer of Silicon Graphics International, leader in high performance computing (2012-2016)

•        President and Chief Executive Officer of Verigy, Inc., provider of advanced automated test systems and solutions to the semiconductor industry (2008-2011)

•        Senior Vice President and General Manager, Product Business Groups of FormFactor, Inc., the leading provider of essential test and measurement technologies along the full IC life cycle—from characterization, modeling, reliability, and design de-bug, to qualification and production test (2007-2008)

•        Senior Vice President, Global Operations & Corporate Support Groups of KLA-Tencor Corporation, a provider of process control and yield management solutions (2002-2007)

•        Vice President, Global Operations, Silicon Business Sector (SBS) Products of Applied Materials, Inc., a leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world (1998 – 2002)

•        President and Chief Operating Officer of Insync Systems, Inc., a gas delivery systems manufacturer (1995-1998)

•        Vice President, Operations/Co-Founder of NeTpower, Inc., a high-performance computer workstations and servers manufacturer (1992-1995)

•        Director, Manufacturing Engineering of MIPS Computer Systems, Inc./Silicon Graphics, Inc., a Graphics Computing Company (1989-1992)

•        Test Engineering Manager, Networked Computers Manufacturing Operations of Hewlett-Packard Company, a Graphics Computing Company (1985-1989)

Public Directorships:

•        Xcerra, parent company of four brands that have been supplying innovative products and services to the semiconductor and electronics manufacturing industry

•        CalAmp, a pure-play pioneer in the connected vehicle and broader Industrial Internet of Things marketplace with its extensive portfolio of intelligent communications devices, robust and capable cloud platform, and targeted software applications

Private Directorships:	• Transtech Glass Investment Ltd., a specialty glass company for the transportation market

Prior Directorships:

•        Semiconductor Equipment & Material International (Semi), North America, global industry association serving the manufacturing supply chain for the micro- and nano-electronics industries

•        Silicon Graphics International

•        Verigy, Inc.

•        Electroglas, Inc., provides advanced wafer probers, device handlers, test floor management software and services

•        Thermawave acquired and integrated into Kla-Tencor Corporation

Other Experience:

•        Board Member, Unidad de Negocios Transaccionales (Grupo El Comercio)

•        Chairman of the Board, Hispanic Foundation of Silicon Valley (HFSV)

•        Board Member, Information Technology & Audit Committees, Stanford Children’s Hospital

•        Advisory Board Member, Hispanic IT Executive Council (HITEC), Silicon Valley Education Foundation

Education:	• Bachelor’s degree in Electrical Engineering from Stanford University • Master’s degree in Electrical Engineering and Engineering Management and Business from Stanford University

Skills/ Qualifications:

•        In particular, Mr. Titinger’s key areas of skill/qualifications include, but are not limited to:

•        Client Industries—significant experience in venture capital and technology

•         Leadership/Strategy—extensive experience as a director and executive in both public and private companies

•        Finance, IT and Other Business Processes—extensive experience as a manager and CEO related to finance, accounting, IT, treasury, human resources, or other key business processes

•        Enterprise Risk Management—experience in managing enterprise risk as CEO

•         Governance—experienced in both corporate governance and executive compensation for both public and private companies

•        Strategic Planning—experience with senior executive level strategic planning for publicly-traded companies, private companies and/or non-profit companies

•        Mergers and Acquisitions—experience with public and/or private company M&A both in identifying targets and evaluating potential targets, as well as post-acquisition integration activities

Allyn C. Woodward, Jr.	Board Committee:	Independent:
	• Audit • Compensation	Yes—Lead Director

Mr. Woodward, age 77, has extensive experience and qualifications in banking and financial services. He has served as a director on our Board of Directors since February 2004 and his term expires in 2018.

Business Experience:

•        Vice Chairman and Director, Adams Harkness Financial Group (formerly Adams, Harkness & Hill), an independent institutional research, brokerage and investment banking firm (2001-2006)

•        President and Director, Adams Harkness Financial Group (1995-2001)

•        Silicon Valley Bank

•        Vice President, Founder, Wellesley, Massachusetts office

•        Senior Vice President (1990-1992)

•        Chief Operating Officer (California) (1992-1995)

•        Senior Vice President and Group Manager of Technology Group, Bank of New England (1963-1990)

Private Directorships:	• Union Specialties, manufacturer of water-based polyurethane dispersions and specialty products (1990-present)

Current Advisory Board Directorships:	• Fletcher Spaght Venture Capital (2005-present) • Boston Millennia Partners (2000-present) • Ampersand Venture Capital (2013-present)

Prior Directorships:	• AH&H Venture Capital • Square 1 Bank • Lecroy Corporation, Chairman • Viewlogic Systems • Cayenne Software, Inc.

Non-Profit Leadership:

•        Member of Finance Committee and Board of Overseers, Newton Wellesley Hospital (2000-present)

•        Babson College, Member of:

•        Investment Committee

•        Finance Committee

•        Private Equity Committee (co-founder) (2000-present)

Education:	• Bachelor’s degree in Finance and Accounting from Babson College • Banking degree, Stonier Graduate School of Banking at Rutgers University

Memberships:	• National Association of Corporate Directors • Board Leaders Group

Certifications:	• Executive Masters Professional Director Certification, American College of Corporate Directors

Skills/ Qualifications:

•        In particular, Mr. Woodward’s key areas of skill/qualifications include, but are not limited to:

•        Client Industries and Banking/Financial Services—extensive leadership, management and director experience in financial services, banking and technology-related companies

•         Leadership/Strategy—significant executive and board experience for both private and public companies in business, finance and investments with a special emphasis on best policies regarding compensation and governance and service as Lead Independent Director

•        Finance, IT and Other Business Processes—extensive experience related to finance, accounting, IT, treasury, human resources or other key business processes

•         Governance—as lead director extensive experience with corporate governance issues, particularly in a publicly-traded company

Robert P. Badavas	Board Committee:	Independent:
	• Audit	Yes

Mr. Badavas, aged 65, retired in August 2016 as Chairman and Chief Executive Officer of PlumChoice, a venture-backed technology, software and services company (since December 2011). He has served as a director on our Board of Directors since March 2006 and his term expires in 2020.

Business Experience:

•        President, Petros Ventures, Inc., a management and advisory services firm (2009-2011 and 2016-present)

•        President and Chief Executive Officer of TAC Worldwide, a multi-national technical workforce management and business services company (2005-2009)

•        Executive Vice President and Chief Financial Officer, TAC Worldwide (2003-2005)

•        Senior Partner and Chief Operating Officer, Atlas Venture, an international venture capital firm (2001-2003)

•        Chief Executive Officer at Cerulean Technology, Inc., a venture capital backed wireless application software company (1995-2001)

•        Certified Public Accountant, PwC (1974-1983)

Public Directorships:

•        Constant Contact, Inc., including chairman of the audit committee, a provider of email and other engagement marketing products and services for small and medium sized organizations, acquired by Endurance International Group Holdings, Inc., (2007-2016)

Prior Directorships:

•        PlumChoice

•        Arivana, Inc.; a telecommunications infrastructure company—publicly traded until its acquisition by SAC Capital

•        RSA Security; an IT security company—publicly traded until its acquisition by EMC

•        On Technology; an IT software infrastructure company—publicly traded until its acquisition by Symantec

•        Renaissance Worldwide; an IT services and solutions company—publicly traded until its acquisition by Aquent

Other Experience:

•        Vice-Chairman, Board of Trustees. Bentley University (since 2005)

•        Board of Trustees Executive Committee and Corporate Treasurer, Hellenic College/Holy Cross School of Theology (since 2002)

•        Chairman Emeritus, The Learning Center for the Deaf (1995-2005)

•        Master Professional Director Certification, American College of Corporate Directors

•        National Association of Corporate Directors

•        Annunciation Greek Orthodox Cathedral of New England, Parish Council President (since 2016)

Education:	• Bachelor’s degree in Accounting and Finance from Bentley University

Skills/ Qualifications:

In particular, Mr. Badavas’ key areas of skill/qualifications include, but are not limited to:

•        Client Industries—extensive experience in software, business and technology enabled services and venture capital

•         Leadership/Strategy—significant experience as a senior corporate executive in private and public companies, including tenure as chief executive officer, chief financial officer and chief operating officer

•        Finance, IT and Other Business Strategy and Enterprise Risk Management—prior experience as a CEO directing business strategy and as a CFO directing IT, financing and accounting, strategic alliances and human resources and evaluation of enterprise risk in such areas

•         Governance—extensive experience as an executive and director of private and public companies with governance matters

•        Strategic Planning—experience with senior executive level strategic planning for publicly-traded companies, private companies and/or non-profit companies

•        Mergers and Acquisitions—experience with public and/or private company M&A both in identifying targets and evaluating potential targets, as well as post-acquisition integration activities

Thomas J. Fallon	Board Committee:	Independent:
	• Nominating	Yes

Mr. Fallon, aged 56, currently serves as Chief Executive Officer of Infinera Corporation (since 2010) and a member of Infinera’s board of directors (since 2009). He has served as a director on our Board of Directors since July 2014 and his term expires in 2018.

Infinera Corporation Business Experience:

•        President and Chief Executive Officer, Infinera Corporation (2010-Current)

•        Chief Operating Officer, Infinera Corporation (2006-2009)

•        Vice President of Engineering and Operations, Infinera Corporation (2004-2006)

Other Business Experience

•        Vice President, Corporate Quality and Development Operations of Cisco Systems, Inc. (2003-2004)

•        General Manager of Cisco Systems’ Optical Transport Business Unit, VP Operations, VP Supply, various executive positions (1991-2003)

Prior Directorships:	• Piccaro, a leading provider of solutions to measure greenhouse gas concentrations, trace gases and stable isotopes (2010-2016)

Other Experience:	• Member, Engineering Advisory Board of the University of Texas at Austin • Member, President’s Development Board University of Texas

Education:	• Bachelor’s degree in Mechanical Engineering from the University of Texas at Austin • Master’s degree in Business Administration from the University of Texas at Austin

Skills/ Qualifications:

In particular, Mr. Fallon’s key areas of skill/qualifications include, but are not limited to:

•        Client Industries—significant experience in venture capital and technology

•         Leadership/Strategy—extensive experience as a director and executive in both public and private companies

•         Governance—experienced in both corporate governance and executive compensation for both public and private companies

•        Strategic Planning—experience with senior executive level strategic planning for publicly-traded companies, private companies and/or non-profit companies

•        Mergers and Acquisitions—experience with public and/or private company M&A both in identifying targets and evaluating potential targets, as well as post-acquisition integration activities

Doreen Woo Ho	Board Committee:	Independent:
	• Nominating, Chair • Compensation	Yes

Ms. Woo Ho, aged 70, is a retired senior executive who has held top management roles at some of the largest commercial banks in America, including Wells Fargo Bank, Citibank and United Commercial Bank. She has served as a director on our Board of Directors since October 2016 and her term expires in 2019.

Business Experience:

•        President and Chief Executive Officer of United Commercial Bank (2009)

•        Executive Vice President, Student Loans and Corporate Trust, Wells Fargo & Company (2008)

•        President of the Consumer Credit Group, Wells Fargo Bank (1998-2007)

•        Senior Vice President of National Business Banking, US Consumer Bank, Citibank (1974-1998)

Public Directorships:	• U.S. Bank (since 2012)

Prior Directorships:	• United Commercial Bank (2009)

Private Directorships:	• San Francisco Opera (since 1992)

Other Experience:	• Commissioner of the Port of San Francisco (since 2011) • Wells Fargo Management Committee member (1999-2008)

Education:	• Bachelor’s in History from Smith College • Masters in East Asian Studies from the School of International and Public Affairs at Columbia University

Skills/ Qualifications:

In particular, Ms. Woo Ho’s key areas of skill/qualifications include, but are not limited to:

•        Banking/Financial Services—held a variety of key executive and management positions at large global financial institutions

•         Leadership/Strategy—extensive experience as a director and executive with broad operational experience in investments and finance

•        Finance, IT and other Business Processes—extensive experience in commercial lending, sales marketing as well as other key business processes

•        Enterprise Risk Management—extensive experience in risk management and regulatory compliance in banking services

•         Governance—gained extensive experience as CEO of a banking institution in corporate governance and executive management

Executives

Our executive officers perform policy-making functions for us within the meaning of applicable SEC rules. They may also serve as officers of our other subsidiaries. There are no family relationships among our directors or executive officers.

The following information, as of March 31, 2018, outlines the name and age of our executive officers (as of the date of this prospectus) and his or her principal occupation with the Company, followed by the biographical information of each of such executive officer:

Name	Age	Principal Occupation
Manuel A. Henriquez	54	Chairman and Chief Executive Officer
David Lund	64	Interim Chief Financial Officer
Scott Bluestein	40	Chief Investment Officer
Melanie Grace	49	General Counsel, Chief Compliance Officer and Secretary
Gerard Waldt, Jr.	33	Interim Chief Accounting Officer

Executive Biographies

Manuel A. Henriquez’ biography can be found under “Interested Director” above.

David Lund joined us in 2017 as Interim Chief Financial Officer. Mr. Lund has over 30 years of experience in finance and accounting serving companies in the technology sector. Mr. Lund oversees the financial and accounting functions of the Company.

Business Experience

•        Partner, Ravix Group Inc. (since 2016)

•        Chief Financial Officer and Consultant, White Oak Global Advisors LLC (2011-2015)

•        Chief Financial Officer, Hercules Capital, Inc. (2005-2011)

•        Corporate Controller, Rainmaker Systems, Inc. (2005-2005)

•        Corporate Controller, Centillium Communications, Inc. (2003-2005)

•        Chief Financial Officer and Consultant, APT Technologies, Inc. (2002-2003)

•        Chief Financial Officer and Vice President, Scion Photonics, Inc. (2001-2002)

•        Vice President and Senior Corporate Controller, Urban Media Communications (2000-2001)

•        Vice President and Corporate Controller, InterTrust Technologies Corporation (1996-2000)

•        Senior Manager, Murdock & Associates Inc. (1996-1996)

•        Audit Senior Manager, Ernst & Young (1987-1996)

•        Audit Manager, Grant Thornton, LLP (1983-1987)

Education/Other:

•        Bachelor’s in Business Administration with an emphasis in Accounting from San Jose State University

•        Bachelor’s in Business Administration with an emphasis in Marketing from California State University, Chico

Scott Bluestein joined us in 2010 as Chief Credit Officer. He was promoted to Chief Investment Officer in 2014. Mr. Bluestein is responsible for managing the investment teams and investments made by the Company.

Business Experience

•        Founder and Partner, Century Tree Capital Management (2009-2010)

•        Managing Director, Laurus-Valens Capital Management, an investment firm specializing in financing small and microcap growth-oriented businesses through debt and equity securities (2003-2009)

•        Member of Financial Institutions Coverage Group focused on Financial Technology, UBS Investment Bank (2000-2003)

Education/Other:	• Bachelor’s in Business Administration from Emory University

Melanie Grace joined us in 2015 as General Counsel, Chief Compliance Officer and Secretary. She has over 18 years of experience representing public and private companies in securities, compliance and transactional matters. Ms. Grace oversees the legal and compliance function for the Company and serves as secretary for the Company and select subsidiaries.

Business Experience

•        Chief Legal Officer and Corporate Secretary, WHV Investments, Inc. where she also served as interim Chief Compliance Officer (2011-2015)

•        Member, Management, Operations and Proxy Committees, WHV Investments, Inc. (2013-2015)

•        Chair, Ethics Committee, WHV Investments, Inc. (2013-2015)

•        Chief Counsel, Corporate, NYSE Euronext (2005-2008)

•        Associate, Fenwick & West LLP (2000-2005)

Education/Other:

•        Bachelor’s and Master’s in History from the University of California, Riverside

•        Juris Doctor from Boston University School of Law

•        Member, State Bar of California

•        Registered In-House Counsel, New York

•        Designated Investment Adviser Certified Compliance Professional®

Gerard R. Waldt, Jr. joined us in 2016 as Assistant Controller and in 2017 became Corporate Controller and Interim Chief Accounting Officer. He is responsible for the financial and regulatory reporting, financial planning and analysis, and financial systems design and implementation.

Business Experience

•        Senior Manager in the Financial Services practice of Ernst & Young, McLean, VA where he developed extensive experience providing audit and advisory services to both publicly-traded and private institutions (2009-2016)

Education/Other:	• Bachelor of Business Administration—Accounting from James Madison University • Active Certified Public Accountant in Maryland

Board of Directors

The number of directors is currently fixed at eight directors.

Our Board of Directors is divided into three classes. Class I directors hold office for a term expiring at the annual meeting of stockholders to be held in 2020, Class II directors hold office for a term expiring at the annual meeting of stockholders to be held in 2018 and Class III directors hold office for a term expiring at the annual meeting of stockholders to be held in 2019. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Messrs. Woodward, Koenig and Fallon’s terms expire in 2018, Messrs. Henriquez and Hoffman and Ms. Woo Ho’s terms expire in 2019 and Messrs. Badavas and Titinger’s terms expire in 2020. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

CORPORATE GOVERNANCE

Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board of Directors are kept informed of our business through discussions with our chairman and chief executive officer, our chief financial officer, our chief investment officer, our general counsel, and our other officers and employees, and by reviewing materials provided to them and participating in meetings of our Board of Directors and its committees.

Because our Board of Directors is committed to strong and effective corporate governance, it regularly monitors our corporate governance policies and practices to ensure we meet or exceed the requirements of applicable laws, regulations and rules, and the NYSE’s listing standards. The Board of Directors has adopted a number of policies to support our values and good corporate governance, including corporate governance guidelines, Board of Directors’ committee charters, insider trading policy, code of ethics, code of business conduct and ethics, and related person transaction approval policy. The Board of Directors has approved corporate governance guidelines that provide a framework for the operation of the Board of Directors and address key governance practices. Examples of our corporate governance practices include:

•	Continued Board Recruitment and Refreshment

•	Lead Independent Director

•	Majority Independent Directors

•	Independent Audit and Compensation, Nominating and Governance Committees

•	Annual Board and Committee Self-Evaluations

•	Annual Board Review of Senior Management Succession Plans

•	Anti-Hedging Policy

•	Active Stockholder Outreach

•	Pay for Performance Philosophy

•	Stock Ownership Guidelines for Executives and Directors

•	Clawback Provisions for Executive Incentive Compensation

•	Double Trigger Change-of-Control Provisions for Stock Awards

•	No Tax Gross-Up Payments

Our Board of Directors will continue to review and update the corporate governance guidelines, corporate governance practices, and our corporate governance framework.

Board Leadership Structure

Chairman and Chief Executive Officer

Our Board of Directors currently combines the role of chairman of the Board of Directors with the role of chief executive officer, coupled with a lead independent director position to further strengthen our governance structure. Our Board of Directors believes this provides an efficient and effective leadership model for our company. Combining the chairman and chief executive officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. Since 2004, Mr. Henriquez has served as both chairman of the Board of Directors and as our chief executive officer. Mr. Henriquez is an interested director.

No single leadership model is right for all companies at all times. Our Board of Directors recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the Board of Directors, might be appropriate. Accordingly, our Board of Directors periodically reviews its leadership structure.

Moreover, our Board of Directors believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined chairman and chief executive officer. Specifically:

•	seven of our eight current directors are independent directors;

•	all of the members of our Audit Committee, Compensation Committee, and NCG Committee are independent directors;

•	our Board of Directors and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Henriquez and other members of management;

•	our Board of Directors and its committees regularly conduct meetings which specifically include Mr. Henriquez;

•

our Board of Directors and its committees remain in close contact with, and receive reports on various aspects of Hercules’ management and enterprise risk directly from our senior management and independent auditors.

Lead Independent Director

Our Board of Directors has instituted the lead independent director position to provide an additional measure of balance, ensure our Board of Directors’ independence, and enhance its ability to fulfill its management oversight responsibilities. Mr. Badavas currently serves as our lead independent director. The lead independent director:

•	presides over all meetings of the independent directors at which our chairman is not present, including executive sessions of the independent directors;

•	has the authority to call meetings of the independent directors;

•	frequently consults with our chairman and chief executive officer about strategic policies;

•	provides our chairman and chief executive officer with input regarding Board of Directors meetings;

•	serves as a liaison between the chairman and chief executive officer and the independent directors; and

•	otherwise assumes such responsibilities as may be assigned to him by the independent directors.

Having a combined chairman and chief executive officer, coupled with a substantial majority of independent, experienced directors, including a lead independent director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for our company and is best for us and our stockholders at this time.

Board Oversight of Risk

While day-to-day risk management is primarily the responsibility of our management team, our Board of Directors, as a whole and through its committees, is responsible for oversight of the risk management processes.

Our Audit Committee has oversight responsibility not only for financial reporting with respect to our major financial exposures and the steps management has taken to monitor and control such exposures, but also for the effectiveness of management’s enterprise risk management process that monitors and manages key business risks facing our company. In addition to our Audit Committee, the other committees of our Board of Directors consider the risks within their areas of responsibility. For example, our Compensation Committee considers the risks that may be posed by our executive compensation program.

Management provides regular updates throughout the year to our Board of Directors regarding the management of the risks they oversee at each regular meeting of our Board of Directors. Also, our Board of Directors receives presentations throughout the year from various department and business group heads that include discussion of significant risks as necessary. Additionally, our full Board of Directors reviews our short and long-term strategies, including consideration of significant risks facing our business and their potential impact.

During 2017, in addition to unanimous written consents, the Board of Directors held the following meetings:

Type of Meeting	Number
Regular Meetings to address regular, quarterly business matters	4
Other Meetings to address business matters that arise between quarters, such as fair valuing the portfolio investments, quarterly audit committee presentations and review and approval of earnings reports, among other matters	12

Each director makes a diligent effort to attend all Board of Directors and committee meetings, as well as our annual meeting of stockholders. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. Each of our then-serving directors attended our 2017 annual meeting of stockholders in person.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a NCG Committee. A brief description of each committee is included in this prospectus and the charters of the Audit, Compensation, and NCG Committees are available on the Investor Relations page of our website at http://investor.htgc.com/governance-documents.

As of the date of this prospectus, the members of each of our Board of Directors committees are as follows (the names of the respective committee chairperson are bolded):

Audit	Compensation	Nominating and Governance
Joseph Hoffman Robert Badavas Brad Koenig Allyn Woodward, Jr.	Jorge Titinger Allyn Woodward, Jr. Doreen Woo Ho	Doreen Woo Ho Thomas Fallon Joseph Hoffman Brad Koenig

Each of our directors who sits on a committee satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Hoffman, Chairman of the Audit Committee and Messrs. Badavas and Koenig, members of the Audit Committee, are each an “audit committee financial expert” as defined by applicable SEC rules.

Committee Governance

Each committee is governed by a charter that is approved by the Board of Directors, which sets forth each committee’s purpose and responsibilities. The Board of Directors reviews the committees’ charters, and each committee reviews its own charter, on at least an annual basis, to assess the charters’ content and sufficiency, with final approval of any proposed changes required by the full Board of Directors.

Committee Responsibilities and Meetings

The key oversight responsibilities of the Board of Directors committees, and the number of meetings held by each committee during 2017, are as follows:

Audit Committee	Number of meetings held in 2017: 4

•	Overseeing the accounting and financial reporting processes and the integrity of the financial statements.

•	Establishing procedures for complaints relating to accounting, internal accounting controls or auditing matters.

•	Examining the independence qualifications of our auditors.

•	Assisting our Board of Directors’ oversight of our compliance with legal and regulatory requirements and enterprise risk management.

•

Assisting our Board of Directors in fulfilling its oversight responsibilities related to the systems of internal controls and disclosure controls which management has established regarding finance, accounting, and regulatory compliance.

•	Reviewing and recommending to the Board of Directors the valuation of the Company’s portfolio.

Compensation Committee	Number of meetings held in 2017: 8

•	Oversees our overall compensation strategies, plans, policies and programs.

•	The approval of director and executive compensation.

•	The assessment of compensation-related risks.

Nominating and Corporate Governance Committee	Number of meetings held in 2017: 3

•

Discharging our Board of Director’s responsibilities related to general corporate governance practices, including developing, reviewing and recommending to our Board of Directors a set of principles to be adopted as the Company’s Corporate Governance Guidelines.

•	Conducting an annual performance evaluation of our Board of Directors, its committees, and its members.

•	Reviewing board composition, size, and refreshment and identifying and recommending to our Board of Directors qualified director candidates.

•	Overseeing succession planning for CEO and NEOs of the Company.

•

Criteria considered by the NCG Committee in evaluating qualifications of individuals for election as members of the Board of Directors consist of the independence and other applicable NYSE corporate governance requirements; the 1940 Act and all other applicable laws, rules, regulations and listing standards; and the criteria, polices and principles set forth in the NCG Committee charter.

•

Considers nominees properly recommended by a stockholder. Nominations for directors may be made by stockholders if notice is timely given and if the notice contains the information required in our Bylaws. Except as noted below, to be timely, proposals and nominations of stockholders must be delivered to our secretary no earlier than December 30, 2018 and not later than 5:00 p.m., Eastern Time, on January 29, 2019. Proposals must comply with the other requirements contained in our Bylaws, including supporting documentation and other information.

•

The NCG Committee regularly considers the composition of our Board to ensure there is a proper combination of skills and viewpoints. In 2017, the NCG Committee conducted a search to identify new director nominee candidates who would enhance the mix of leadership skills and qualifications on our Board. On October 25, 2017, the Board increased its size to eight directors and filled the vacancy by appointing Mr. Koenig to serve on the Board until such time as his successor is duly elected and qualified or until his earlier resignation or removal. On October 25, 2017, the Board also appointed Mr. Titinger to the Board until such time as his successor is duly elected and qualified or until his earlier resignation or removal. Mr. Titinger’s appointment became effective at the time of the Annual Meeting, and he filled the position vacated by Susanne Lyons, who stepped down at the Annual Meeting.

Director Independence

The NYSE’s listing standards and Section 2(a)(19) of the 1940 Act require that a majority of our Board of Directors and every member of our Audit, Compensation, and NCG Committees are “independent.” Under the NYSE’s listing standards and our corporate governance guidelines, no director will be considered to be independent unless and until our Board of Directors affirmatively determines that such director has no direct or indirect material relationship with our company or our management. Our Board of Directors reviews the independence of its members annually.

In determining that Ms. Woo Ho and Messrs. Badavas, Woodward, Fallon, Hoffman, Koenig and Titinger are independent, our Board of Directors, through the NCG Committee, considered the financial services, commercial, family and other relationships between each director and his or her immediate family members or affiliated entities, on the one hand, and Hercules and its subsidiaries, on the other hand.

Communication with the Board

We believe that communications between our Board of Directors, our stockholders and other interested parties are an important part of our corporate governance process. Stockholders with questions about Hercules are encouraged to contact Michael Hara, Investor Relations at (650) 433-5578. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to Hercules Capital, Inc., c/o Melanie Grace, Secretary, 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301. All stockholder communications received in this manner will be delivered to one or more members of our Board of Directors.

Mr. Badavas currently serves as the lead independent director, and he presides over executive sessions of the independent directors. Parties may communicate directly with Mr. Badavas by sending their communications to Hercules Capital, Inc., c/o Melanie Grace, Secretary at the above address. All communications received in this manner will be delivered to Mr. Badavas.

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or our code of ethics, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to Melanie Grace, Secretary. The communication will be forwarded to the chair of our Audit Committee if our secretary determines that the matter has been submitted in conformity with our whistleblower procedures or otherwise determines that the communication should be so directed.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Business Conduct and Ethics

Our code of business conduct and ethics requires that our directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of Hercules. Pursuant to our code of business conduct and ethics, which is available on the Governance Documents page of our website at http://investor.htgc.com/governance-documents, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Audit Committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by our Board of Directors.

Availability of Corporate Governance Documents

To learn more about our corporate governance and to view our corporate governance guidelines, code of business conduct and ethics, and the charters of our Audit Committee, Compensation Committee, and NCG Committee, please visit the Investor Relations page of our website at http://investor.htgc.com/governance-documents, under “Governance Documents.” Copies of these documents are also available in print free of charge by writing to Hercules Capital, Inc., c/o Melanie Grace, secretary, 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Compensation Committee Interlocks and Insider Participation

All members of our Compensation Committee are independent directors and none of the members are present or past employees of the Company. No member of our Compensation Committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act; or (ii) is an executive officer of another entity, at which one of our executive officers serves on our Board of Directors.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Discussion and Analysis discusses our 2017 executive compensation program, as it relates to the following executive officers:

Manuel A. Henriquez	Chairman of the Board of Directors and Chief Executive Officer (“CEO”)
Scott Bluestein	Chief Investment Officer
Melanie Grace	General Counsel, Chief Compliance Officer and Secretary
Gerard R. Waldt, Jr.(1)(2)	Interim Chief Accounting Officer
David Lund(1)	Interim Chief Financial Officer (“CFO”)
Mark Harris(1)	Chief Financial Officer
Andrew Olson(2)	Vice President of Finance and Senior Controller

(1)

Effective November 2, 2017, the Company and Mr. Harris mutually agreed that Mr. Harris would separate from the Company and end his tenure as Chief Financial Officer and Chief Accounting Officer. The Board appointed David Lund, the Company’s former Chief Financial Officer, as Interim Chief Financial Officer and Gerard R. Waldt, Jr., the Company’s current Controller, as Interim Chief Accounting Officer.

(2)

Mr. Olson announced his resignation, effective July 21, 2017, from his position as Vice President of Finance and Senior Controller. Gerard R. Waldt, Jr., the Company’s current assist Assistant Controller, assumed the position of Controller. Subsequently, the Board appointed Mr. Waldt as the Company’s Interim Chief Accounting Officer.

We refer to Messrs. Henriquez, Bluestein, Waldt, Lund, Harris and Olson and Ms. Grace as our “named executive officers,” or “NEOs”.

Executive Summary

Under the oversight of our Compensation Committee, the Company’s executive compensation program is designed to attract, incent and retain talented individuals who are critical to our continued success and our corporate growth and who will deliver sustained strong performance over the longer term. Our executive compensation program is designed to motivate the Company’s executive officers to maintain the financial strength of the Company while avoiding any inappropriate focus on short-term profits that would impede the Company’s long-term growth and encourage excessive risk-taking.

In 2017, the Company continued to review and enhance our compensation practices in accordance with our executive compensation philosophy. The review considered both compensation levels and company performance over a one-, three-, and five-year period from 2013 to 2017 (the “Performance Periods”). The Company believes that compensation paid to our NEOs for 2017 was commensurate with the Company’s overall absolute performance as well as our performance relative to peers during the Performance Periods. The 2017 compensation decisions made by the Compensation Committee considered the fact that our performance relative to a peer group of companies was above the median, and in most cases above the 75th percentile, measured using:

•	Return on average assets (“ROAA”)

•	Return on equity (“ROE”)

•	Return on investment capital (“ROIC”)

•	Total shareholder return (“TSR”)

The Company’s incentive compensation practices are significantly limited by the requirements imposed on us as an internally managed business development company pursuant to the 1940 Act. (See “Limitations Imposed by the Investment Company Act of 1940” below). These are regulatory limitations related to our corporate structure that are relatively unique and do not apply to most other publicly-traded companies. As discussed further below, our NEOs were compensated to reflect the Company’s performance during the Performance Periods.

In addition to key factors involved in the 2017 decisions made by the Compensation Committee, we continue to maintain the enhancements to our executive officer compensation program that we adopted in 2016, such as our clawback policy for all Section 16 officers and consideration of a mix of corporate and individual performance factors for our NEOs. In 2017, the Company entered into retention awards with Messrs. Henriquez, Harris and Bluestein that provide for certain benefits upon certain terminations of employment.

Compensation Philosophy and Objectives

The primary principle of our compensation program is to engage and align a substantial portion of executive compensation to the financial strength, long-term profitability, and risk management of the Company and to the creation of long-term stockholder value. As an internally managed business development company, the Company’s compensation program is designed to encourage our NEOs to think and act like stockholders. The structure of the NEOs’ compensation program is designed to encourage and reward the following factors, among other things:

•	Sourcing and pursuing attractively priced investment opportunities to venture-backed and selected publicly-listed companies;

•	Maintaining credit quality, monitoring financial performance, and ultimately managing a successful exit of the Company’s investment portfolio;

•	Achieving the Company’s dividend objectives (which focus on stability and potential growth);

•	Providing compensation and incentives necessary to attract, motivate and retain key executives critical to our continued success and growth;

•	Focusing management behavior and decision-making on goals that are consistent with the overall strategy of the business;

•	Ensuring a linkage between NEO compensation and individual contributions to our performance; and

•	Creation of compensation principles and processes that are designed to balance risk and reward in a way that does not encourage unnecessary risk taking.

We believe that our continued success during 2017, despite strong competition for top-quality executive talent in the commercial and venture lending industry, was attributable to our ability to attract, motivate and retain the Company’s outstanding executive team using both short- and long-term incentive compensation programs.

The Company’s compensation objectives are achieved through its executive compensation program, which for 2017 consisted of the following:

•	Annual Base Salary: Cash paid on a regular basis throughout the year. This provides a level of fixed income that is market competitive to allow the Company to retain and attract executive talent.

•

Annual Cash Bonus Awards: Cash awards paid on an annual basis following year-end (not formulaic, but subject to Compensation Committee discretion, due to regulatory requirements that do not allow formulaic incentive plans; see “—Our Regulatory Status and Limitations Imposed by the Investment Company Act of 1940”. This rewards NEOs who contribute to our financial performance and strategic success during the year, and reward individual achievements.

•

Long-Term Equity Incentive Awards: Equity incentive awards vest 1/3 on a one-year cliff with remaining 2/3 vesting quarterly over two years based on continued employment with the Company. This rewards NEOs who contribute to our success through the alignment and creation of shareholder value, provide meaningful retention incentives, and reward individual achievements.

The compensation program is designed to reflect best practices in executive compensation:

•	No employment agreements for NEOs.

•	No guaranteed retirement benefits.

•	No tax gross ups for NEOs.

•	Clawback policy for all Section 16 officers.

•	No pension.

•	Maintain stock ownership guidelines for NEOs to own at least two times his or her salary.

•	No executive perquisite allowances beyond the benefit programs offered to all employees.

•	No repricing of stock options without stockholder approval, as required under applicable NYSE rules (and subject to other requirements under the 1940 Act).

•	Routinely engage an independent compensation consultant to review NEO compensation.

Executive Compensation Governance

The Company’s executive compensation program is supported by strong corporate governance and Board-level oversight. The Compensation Committee provides primary oversight of our compensation programs, including the design and administration of executive compensation plans, assessment and setting of corporate performance goals, as well as individual performance metrics, and the approval of executive compensation. In addition, the Compensation Committee retains an independent compensation consultant, and where appropriate, discusses compensation-related matters with our CEO, as it relates to the other NEOs. The Compensation Committee developed our 2017 compensation program, and the compensation paid to our NEOs during and in respect of 2017 was approved by the Compensation Committee as well as all of our independent directors.

•

Role of Compensation Committee: The Compensation Committee is comprised entirely of independent directors who are also non-employee directors as defined in Rule 16b-3 under the Exchange Act, independent directors as defined by the NYSE rules, and are not “interested persons” of the Company, as defined by Section 2(a)(19) of the 1940 Act. For 2017, Susanne Lyons, Ms. Woo Ho and Mr. Woodward comprised the Compensation Committee and Ms. Lyons chaired the Compensation Committee from the beginning of the year through the 2017 annual meeting. Following the 2017 annual meeting, Ms. Woo Ho and Messrs. Titinger and Woodward comprised the Compensation Committee, and Mr. Titinger chaired the Compensation Committee.

The Compensation Committee operates pursuant to a charter that sets forth its mission, specific goals and responsibilities. A key component of the Compensation Committee’s goals and responsibilities is to evaluate, approve and/or make recommendations to our Board regarding the compensation of our NEOs, and to review their performance relative to their compensation to assure that they are compensated in a manner consistent with the compensation philosophy discussed above.

The Compensation Committee has not established a policy or target for the allocation between cash and non-cash or short-term and long-term compensation. Rather, the Compensation Committee undertakes a subjective analysis in light of the principles described herein and, in connection with its analysis, reviews and considers information provided by independent compensation consultants and surveys to which the Company subscribes to determine the appropriate level and mix of base compensation, performance-based pay, and other elements of compensation.

In addition, the Compensation Committee evaluates and makes recommendations to our Board regarding the compensation of the directors for their services. Annually, the Compensation Committee:

•	evaluates our CEO’s performance;

•	reviews our CEO’s evaluation of the other NEOs’ performance;

•	determines and approves the compensation paid to our CEO; and

•	with input from our CEO, reviews and approves the compensation of the other NEOs.

The Compensation Committee periodically reviews our compensation programs and equity incentive plans to ensure that such programs and plans are consistent with our corporate objectives and appropriately align our NEOs’ interests with those of our stockholders. The Compensation Committee also administers our stock incentive program. The Compensation Committee may not delegate its responsibilities discussed above.

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Role of Compensation Consultant: The Compensation Committee has engaged Frederic W. Cook & Co., Inc., or F.W. Cook, as an independent outside compensation consultant to assist the Compensation Committee and provide advice on incorporating a variety of compensation matters relating to CEO and NEOs compensation, peer group selection, compensation program design best practices, market and industry compensation trends, improved program designs, market competitive director compensation levels and regulatory developments. F.W. Cook was hired by and reports directly to the Compensation Committee. F.W. Cook does not provide any other services to the Company. The Compensation Committee has assessed the independence of F.W. Cook pursuant to the NYSE rules, and it has been concluded that F.W. Cook’s work for the Compensation Committee does not raise any conflict of interest.

Subsequently, the Compensation Committee engaged Frederic W. Cook & Co. to provide the following services to the Committee:

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Provide information, research, market analysis and recommendations with respect to our 2017 executive and non-employee director compensation programs, including evaluating the components of our executive and non-employee director compensation programs and the alignment of the compensation programs with our performance;

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In connection with its research with respect to executive and non-employee director compensation programs, update the Compensation Committee on market trends, changing practices, and legislation pertaining to compensation programs;

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Advise on the design of the executive and non-employee director compensation programs and the reasonableness of individual compensation targets and awards, including in the context of business and shareholder performance;

•	Provide advice and recommendations that incorporated both market data and Company-specific factors; and

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Assist the Compensation Committee in making pay recommendations for the NEOs after the evaluation of, among other things, Company and individual performance, market pay level, and management recommendations.

The Compensation Committee’s executive compensation determinations are subjective and the result of the Compensation Committee’s business judgment. Its determinations are informed by the experiences of its members and the peer group pay and performance data provided by its independent compensation consultant. Accordingly, the Compensation Committee does not target a percentile within its peer group. Instead, it uses the data as a reference point in determining the types and amounts of compensation provided by the Company.

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Role of Chief Executive Officer: From time to time and at the Compensation Committee’s request, our CEO will attend the Compensation Committee’s meetings to discuss the Company’s performance and compensation-related matters. Our CEO does not attend executive sessions of the Compensation Committee, unless invited by the Compensation Committee. While our CEO does not participate in any deliberations relating to his own compensation, our CEO reviews on at least an annual basis the performance of each of the other NEOs and other executive officers. Based on these performance reviews and the Company’s overall absolute and relative performance, our CEO makes recommendations to the Compensation Committee on any changes to base salaries, annual bonuses and equity awards. The Compensation Committee considers the recommendations submitted by our CEO, as well as data and analysis provided by management and F.W. Cook, but retains full discretion to approve and/or recommend for Board approval all executive and director compensation.

Competitive Benchmarking Against Peers

To determine the competitiveness of executive compensation levels, the Compensation Committee analyzes a group of internally managed business development companies, financial services companies and real estate investment trusts (“REITs”) as set forth below (the “Peer Group”). The Peer Group is viewed as reflecting the labor market for our officer and employee talent, has a similar investor base, and, like the Company, the business development companies and REITs are pass-through entities with the majority of earnings required to be distributed to shareholders as a dividend. The Compensation Committee does not specifically benchmark the compensation of our NEOs against that paid by other companies. During 2017, the Compensation Committee, based on the advice of F.W. Cook, reviewed the peer group used in connection with prior compensation decisions. Based on this review, and the advice of F.W. Cook, the Compensation Committee updated our Peer Group to better align it to our business. Our Peer Group was used as a factor in determining the annual cash bonus awards made with respect to 2017 (but paid in 2018) as well as the further considerations further described below under “Annual Cash Bonus Awards”. The Peer Group data used in such determination is for the period January 1, 2017 through September 30, 2017.

Our current Peer Group includes:

Internally Managed Business Development Companies: Triangle Capital(1), KCAP Financial, and Main Street Capital.

Financial Services: Alliance Bernstein, BGC Partners, Cowen Group, Evercore Partners, Fortress Investment Group, Greenhill & Co., Houlihan Lokey, LPL Financial Holdings, On Deck Capital, and Wisdom Tree Investment.

Real Estate Investment Trusts: Capstead Mortgage, CYS Investments, Hannon Armstrong, iStar Inc., Ladder Capital, MFA Financial, Redwood Trust, Sabra Health Care, and Seritage Growth.

As of September 30, 2017, which is the period the Compensation Committee reviewed our Peer Group, the Company outperformed most of its Peer Group over the one-, three- and five-years as follows:

	Return on Average Assets (excl. cash)		Return on Equity		Return on Invested Capital		Total Shareholder Returns
Performance Period	HTGC	% Rank of Peer Group	HTGC	% Rank of Peer Group	HTGC	% Rank of Peer Group	HTGC	% Rank of Peer Group
1-year	6.3%	100%	11.1%	100%	6.4%	100%	4.6%	41%
3-year	6.1%	99%	10.4%	99%	6.2%	99%	6.5%	59%
5-year	6.4%	98%	10.6%	97%	6.5%	98%	13.6%	61%

—	1-, 3- and 5-year calculations of performance are based on Q3 2017 and as of November 10, 2017 for TSR.
—	Companies with less than three and/or less than five full years of historical financial and TSR performance are excluded.
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Financial Services peers are excluded from analysis of capital allocation because services companies are not as capital intensive as REITs and business development companies, which are primarily engaged in direct investment of firm capital.

—	Data source: S&P Capital IQ

The Company believes that compensation paid to our NEOs for 2017 was commensurate with the Company’s overall absolute performance as well as our performance relative to the Peer Group during the relevant Performance Periods. The 2017 compensation decisions made by the Compensation Committee considered the fact that our performance relative to the Peer Group was above the median, and in most cases above the 75th percentile, measured using Return on Average Assets, Return on Equity, Return on Investment Capital and Total Shareholder Return during the trailing one-, three-, and five-years as indicated in the chart above.

(1)	Triangle Capital is no longer included in the 2018 peer group since it was acquired by Benefit Street Partners.

In addition, the Compensation Committee also considers the Company’s total shareholder returns as compared to a select number of business development company Peers(1) to consider the competitiveness of executive compensation levels. As of December 30, 2017, the Company delivered the following TSR results(2) as compared to our select business development company peers:

	Total Shareholder Returns
Performance Period	HTGC	BDC Peer Group
1-year	1.8%	1.1%
3-year	13.2%	9.3%
5-year	72.4%	12.6%

(1)	BDC Peers: AINV, ARCC, BKCC, OCSL, FSIC, GBDC, GSBD, KCAP, MAIN, MCC, NMFC, PNNT, PSEC, SLRC, TCAP, TCPC, TCRD, TICC, TSLX
(2)	Data Source: S&P Capital IQ

CEO Pay Ratio

For 2017, our last completed fiscal year, the median of the annual total compensation of all of our employees (other than Mr. Henriquez, our Chief Executive Officer (our “CEO”)) was $209,713, and the annual total compensation of our CEO, as reported in the Summary Compensation Table, was $8,235,700. Based on this information, our CEO’s 2017 annual total compensation was approximately 39.3 times that of the median of the 2017 annual total compensation of all of our employees.

We selected December 31, 2017 as the date used to identify our “median employee” whose annual total compensation was the median of the annual total compensation of all our employees (other than our CEO) for 2017. As of December 31, 2017, our employee population consisted of 66 individuals (other than Mr. Henriquez), located in our California, Connecticut, Illinois, Massachusetts, New York and Washington, D.C. offices. We compared the annual total compensation for our employee population in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, which included salary, bonus, stock awards and employer contributions to employee accounts in our 401(k) plan. In making this determination, we annualized the compensation of 79 employees who either were hired or terminated in 2017 but did not work for us the entire fiscal year.

Our Regulatory Status and Limitations Imposed by the Investment Company Act of 1940

We are an internally-managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, referred to as the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements, including the 1940 Act, rules promulgated under the 1940 Act, and exemptive orders issued to us by the Securities and Exchange Commission, or the SEC. We refer to these requirements, rules and exemptive orders as the 1940 Act Requirements. Among other things, these 1940 Act Requirements:

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Limit our ability to implement non-equity incentive plans (i.e., cash incentive plans) that would restrict the discretion and decision-making authority of our Compensation Committee. The 1940 Act Requirements provide that we may maintain either an equity incentive plan or a profit sharing plan. A “profit sharing plan” as defined under the 1940 Act is any written or oral plan, contract, authorization or arrangement, or any practice, understanding or undertaking whereby amounts payable under the compensation plan are dependent upon or related to the profits of the company. The SEC has stated that compensation plans possess profit-sharing characteristics if an investment company is obligated to make payments under such a plan based on the level of income, realized gains or loss on investments or unrealized appreciation or depreciation of assets of such investment company.

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We believe that equity incentives strongly align the interests of our stockholders with our executive officers and other employees, and, accordingly, we implemented an equity incentive plan in 2004. Given our 2004 Equity Incentive Plan, referred to as the Equity Plan, the 1940 Act Requirements prohibit us from also implementing a cash incentive plan that restricts our Compensation Committee’s discretion in the final determination of cash incentive awards.

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Limit the terms we may include in our Equity Plan and limit our ability to implement certain changes to our Equity Plan without the SEC’s approval. Our Equity Plan is administered pursuant to specific exemptive orders granted by the SEC. We believe the current structure of our Equity Plan reflects the terms and plan provisions currently permitted for an internally-managed business development company.

Why is this important to the Company’s executive compensation? The 1940 Act Requirements that restrict the Company to sponsoring either an equity incentive plan or a “profit sharing plan” limit the Company’s use of formulas or non-discretionary objective performance goals or criteria in its incentive plans. This means that the Compensation Committee is not permitted to use a nondiscretionary formulaic application of any performance criteria for corporate and individual goals to determine compensation. Rather, the Compensation Committee must take into consideration all factors and use its discretion to determine the appropriate amount of compensation for our NEOs. The Compensation Committee’s objective is to work within this regulatory framework to maintain and motivate pay-for-performance alignment, to establish appropriate compensation levels relative to our Peer Group and to implement compensation best practices. Annual cash bonus decisions are not made pursuant to a formulaic cash bonus plan in order to comply with our obligations under the 1940 Act.

2017 Advisory Vote on Executive Compensation

At our 2017 annual meeting of stockholders, our advisory vote on say-on-pay received support from our stockholders with 94% of votes cast. The Company believes that the continuing dialogue with our stockholders on company performance, compensation and other governance matters is important. In advance of our 2017 annual meeting of stockholders, management engaged in numerous direct dialogues with our largest institutional shareholders, as well as a number of other institutional shareholders, to gain broad-based and/or specific insights into the Company’s overall performance, operating expenses, including executive compensation and corporate governance practices. In addition, we invited each of our institutional stockholders holding more than 1% of the Company’s stock to speak directly with management specifically on executive compensation and corporate governance practices. The Company anticipates continuing our stockholder engagement efforts following the 2018 annual meeting and in advance of our future annual meetings.

Assessment of Company Performance

In determining annual compensation for our NEOs, the Compensation Committee analyzes and evaluates the individual achievements and performance of our NEOs as well as the overall relative and absolute operating performance and achievements of the Company. We believe that the alignment of (i) our business plan, (ii) stockholder expectations and (iii) our employee compensation is essential to long-term business success and the interests of our stockholders and employees and to our ability to attract and retain executive talent, especially in a competitive environment for top-quality executive talent in the venture debt industry.

Our business plan involves taking on credit risk over an extended period of time, and a premium is placed on our ability to maintain stability and growth of net asset values as well as continuity of earnings growth to pass through to stockholders in the form of recurring dividends over the long term. Our strategy is to generate income and capital gains from our investments in the debt with warrant securities, and to a lesser extent direct equity, of our portfolio companies. This income supports the anticipated payment of dividends to our stockholders. Therefore, a key element of our return to stockholders is current income through the payment of dividends. This recurring payout requires methodical asset acquisition analyses as well as highly active monitoring and management of our investment portfolio over time. To accomplish these functions, our business requires implementation and oversight by management and key employees with highly specialized skills and experience in the venture debt industry. A substantial part of our employee base is dedicated to the generation of new investment opportunities to allow us to sustain dividends and to the maintenance of asset values in our portfolio. In addition to the performance factors above, the Company considered the following Company-specific performance factors over the relevant Performance Periods: overall credit performance, performance against annual gross funding goals, overall yields, efficiency ratios, total and net investment income and realized and unrealized gains and losses.

Elements of Executive Compensation and 2017 Compensation Determinations

Base Salary

We believe that base salaries are a fundamental element of our compensation program. The Compensation Committee establishes base salaries for each NEO to reflect (i) the scope of the NEO’s industry experience, knowledge and qualifications, (ii) the NEO’s position and responsibilities and contributions to our business growth and (iii) salary levels and pay practices of those companies with whom we compete for executive talent.

The Compensation Committee considers base salary levels at least annually as part of its review of the performance of NEOs and from time to time upon a promotion or other change in job responsibilities. During its review of base salaries for our executives, the Compensation Committee primarily considers: individual performance of the executive, including leadership and execution of strategic initiatives and the accomplishment of business results for our company; market data provided by our compensation consultant; our NEOs’ total compensation, both individually and relative to our other NEOs; and for NEOs other than the CEO, the base salary recommendations of our CEO.

NEO	2017 Base Salary
Manuel A. Henriquez	$827,249
Scott Bluestein	$500,000
Melanie Grace	$345,000
Gerard R. Waldt, Jr.(1)(3)	$152,800
David Lund(1)(2)	$49,854
Mark Harris(1)	$347,105
Andrew Olson(3)	$121,847

(1)

Effective November 2, 2017, the Company and Mr. Harris mutually agreed that Mr. Harris would separate from the Company and end his tenure as Chief Financial Officer and Chief Accounting Officer. The Board appointed David Lund, the Company’s former Chief Financial Officer, as Interim Chief Financial Officer and Gerard R. Waldt, Jr., the Company’s current Controller, as Interim Chief Accounting Officer.

(2)

Mr. Lund began as a contractor on October 31, 2017 serving as the Company’s Interim Chief Financial Officer. The base salary represents base compensation amounts paid to Mr. Lund between October 31, 2017 and December 31, 2017.

(3)

Mr. Olson announced his resignation, effective July 21, 2017, from his position as Vice President of Finance and Senior Controller. Gerard R. Waldt, Jr., the Company’s current assist Assistant Controller, assumed the position of Controller. Subsequently, the Board appointed Mr. Waldt as the Company’s Interim Chief Accounting Officer.

Annual Cash Bonus Awards

The Compensation Committee, together with input from our CEO, developed a specific bonus pool for the 2017 operating year to be available for our annual cash bonus program. The amount determined to be available for our annual cash program was dependent upon many factors that are not formulaic due to our obligations under the 1940 Act.

The Compensation Committee designs our annual cash bonuses to motivate our NEOs to achieve financial and non-financial objectives consistent with our operating plan. The Compensation Committee generally targets cash bonuses to 50% to 100% of an NEO’s base salary; however, such bonus amounts may exceed these targets in the event of exceptional company and individual performance.

Bonuses are not formulaic to comply with the 1940 Act regulations that govern our business as an internally managed business development company and have restrictions on setting compensation to specific financial measurements. As a result, the Compensation Committee considers overall business performance factors and individual factors, including CEO feedback, when determining the size of individual NEO bonuses. Accordingly, should actual company and NEO performance exceed expectations, the Compensation Committee may adjust individual cash bonuses to take such superior performance into account. Conversely, if company and NEO performance is below expectations, the Compensation Committee will consider such performance in determining the NEO’s actual cash bonus.

In evaluating the performance of our NEOs to arrive at their 2017 cash bonus awards, the Compensation Committee specifically compared our performance and the returns of our stockholders against the performance and shareholder returns of other select business development companies. In particular, the Committee considered our high relative total shareholder return and high return on invested capital relative to peer group benchmarks as this shows the success for shareholders and of the core business mission of allocating equity and debt capital efficiently for a high risk-adjusted return.

In evaluating the performance of our NEOs to arrive at their 2017 cash bonus awards, the Compensation Committee specifically compared our performance and the returns of our stockholders against the performance and shareholder returns of other business development companies. In particular, the Committee considered our high relative total shareholder return, which was above the median over the three-year and five-year performance periods, and our return on invested capital relative to peer group benchmarks, which was the highest in the compensation peer group over the last year, as this shows the success for shareholders and of the core business mission of allocating equity and debt capital efficiently for a high risk-adjusted return.

When sizing our cash bonus pool and allocating bonus awards, the total compensation paid to our NEOs and other employees is evaluated against the expense ratios of other business development companies. With respect to 2017, company-wide compensation expense as a percentage of average assets among the peers in the Peer Group was considered. For the fiscal year ended December 31, 2017, the ratio of our compensation expense divided by total revenue was below the median of our Peer Group.

Based on the foregoing considerations and analysis, and after due deliberation, the Compensation Committee awarded our current NEOs the following annual cash bonuses with respect to 2017.

NEO	2017 Cash Bonus Award(1)
Manuel A. Henriquez	$1,600,000
Scott Bluestein	$750,000
Melanie Grace	$145,000
Gerard R. Waldt, Jr.	$150,000

(1)	Messrs. Lund, Harris and Olson did not receive cash bonuses for 2017.

Long-Term Equity Incentive Compensation

2004 Equity Incentive Plan

Our long-term equity incentive compensation is designed to develop a strong linkage between pay and our strategic goals and performance, as well as to align the interests of our NEOs, and other executives and key employees, with those of our stockholders by awarding long-term equity incentives in the form of stock options, restricted stock and/or restricted stock units. These awards are made pursuant to our Equity Plan, which permits options, restricted stock and restricted stock unit awards.

We believe that annual equity grants, in the form of restricted stock awards or restricted stock units, to our NEOs are a critical part of our compensation program as they allow us to:

•	Align our business plan, stockholder interests and employee concerns,

•	Manage dilution associated with equity-based compensation,

•	Match the return expectations of the business more closely with our equity-based compensation plan, and

•	Retain key management talent.

We believe that these annual equity grants motivate performance that is more consistent with the type of return expectations that we have established for our stockholders. Accordingly, the Company awards restricted stock award grants to our NEOs. These grants typically vest over three years.

Grant Practices for Executive Officers

Annual equity compensation grants to executive officers have typically been granted in the first quarter of the year. The Company does not grant stock options to executive officers. As a result, there were no option grants to our NEOs in 2017.

Restricted Stock Units

In January 2018, the Compensation Committee granted restricted stock units to the NEOs. With respect to the restricted stock units, the Compensation Committee assessed each current NEO’s individual performance for 2017, our overall company performance in 2017 and the levels of equity compensation paid by other companies with whom we compete for executive talent. Based on this assessment, the Compensation Committee determined that the following restricted stock units be granted to our current NEOs with respect to 2017, in the amounts and on the dates set forth below to reward them for services performed in 2017. These restricted stock units vest as to one-third of the shares underlying the awards on the first anniversary of the grant date, and they vest as to the remaining shares in equal quarterly installments over the next two years. Settlement of the restricted stock units is deferred following vesting and the restricted stock units will not be settled until the earliest to occur of (1) January 9, 2022, (2) the death or disability of the NEO, (3) the separation from service of the NEO, or (4) a change in control of the Company. Each restricted stock unit will entitle the holder to dividend equivalents in the form of the Company’s common stock, which dividend equivalent payments will be settled on the date the related restricted stock unit is settled. We believe these restricted stock unit awards assist the Company in retaining the NEOs and the deferred provisions effectively create a mandatory post-vesting holding period to ensure a long-term alignment horizon.

NEO	Grant Date	Restricted Stock Units(2)	Fair Value of Restricted Stock Units(1)
Manuel A. Henriquez	01/09/2018	230,125	$3,000,830
Scott Bluestein	01/09/2018	92,024	$1,199,993
Melanie Grace	01/09/2018	12,845	$167,499
Gerard R. Waldt, Jr.	01/09/2018	7,669	$100,004

(1)	Based on the closing price per share of our common stock of $13.04 on January 9, 2018.
(2)	Messrs. Lund, Harris and Olson did not receive grants of restricted stock units.

Restricted Stock Awards

In January 2018, the Compensation Committee assessed each current NEO’s individual performance for 2017, our overall company performance in 2017 and the levels of equity compensation paid by other companies with whom we compete for executive talent. Based on this assessment, the Compensation Committee determined that the following restricted stock awards be made to our current NEOs with respect to 2017, in the amounts and on the dates set forth below to reward them for services performed in 2017. These restricted stock awards vest as to one-third of the shares underlying the awards on the first anniversary of the grant date, and they vest as to the remaining shares in equal quarterly installments over the next two years.

NEO	Grant Date	Restricted Stock Awards(2)	Fair Value of Restricted Stock Awards(1)
Manuel A. Henriquez	01/09/2018	230,125	$3,000,830
Scott Bluestein	01/09/2018	92,025	$1,200,006
Melanie Grace	01/09/2018	12,845	$167,499

(1)	Based on the closing price per share of our common stock of $13.04 on January 9, 2018.
(2)	Messrs. Waldt, Lund, Harris and Olson did not receive grants of restricted stock awards.

Other Elements of Compensation

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Retention Agreements: Messrs. Henriquez, Harris and Bluestein entered into retention agreements with the Company in October 2017 which provide for severance benefits in the event of certain terminations of employment. In November 2017, Mr. Harris and the Company mutually agreed to enter into a separation agreement, which supersedes the terms of Mr. Harris’ retention agreement. Messrs. Lund and Waldt and Ms. Grace do not have a written severance agreement or other arrangement providing for payments or benefits upon a termination of employment. No NEO is entitled to any tax gross up payment if severance is paid in connection with a change-in-control.

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Benefits and Perquisites: Our NEOs receive the same benefits and perquisites as other full-time employees. Our benefits program is designed to provide competitive benefits and is not based on performance. Our NEOs and other full-time employees receive health and welfare benefits, which consist of life, long-term and short-term disability, health, dental and vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan. During 2017, our 401(k) plan provided for a match of contributions by the company for up to $18,000 per full-time employee. Other than the benefits set forth immediately above, our NEOs are not entitled to any other benefits or perquisites.

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Potential Payments Upon Termination or Change of Control: No NEO or employee of the Company has a written employment agreement, or other agreement, providing for enhanced cash payments in connection with a change of control of the Company except with respect to the retention agreements described herein. Further, no NEO or any other employee is entitled to any tax gross-up payments.

Retention Agreements

In October 2017, Messrs. Henriquez, Harris and Bluestein entered into retention agreements with the Company pursuant to which, if (1) the Executive’s employment is terminated by the Company without cause or by the Executive for good reason, or (2) the Company becomes an externally managed business development company and the new external advisor does not make a written offer of employment to the Executive or makes a written offer of employment to the Executive that is not on similar terms to the Executive’s current employment with the Company (including, without limitation, authority, responsibilities, base salary, annual bonus opportunity, long term incentive opportunity and retention benefits) and the Executive does not accept such offer then, subject to the Executive’s execution of a release of claims in favor of the Company, each of Mr. Henriquez and Mr. Bluestein shall be entitled to receive the following benefits:

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Mr. Henriquez shall be entitled to receive (a) a lump sum payment in an amount equal to two times the sum of (i) annual base salary and (ii) an amount equal to the three-year average annual bonus actually earned by and paid to Mr. Henriquez for the three full performance periods immediately prior to the termination date; (b) any unpaid annual bonus earned with respect to a prior performance period and not yet paid as the date of termination; (c) a pro rata annual bonus with respect to the performance period in which termination of employment occurs, (d) (x) continued vesting of outstanding equity awards for two years in the case of a termination not in connection with a change in control of the Company or (y) full vesting of outstanding equity awards in the case of a termination in connection with a change in control of the Company and (e) reimbursement of the full amount of COBRA premiums for Mr. Henriquez and his eligible dependents for 18 months following termination of employment.

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Mr. Bluestein shall be entitled to receive (a) a lump sum payment in an amount equal to 1.75 times the sum of (i) annual base salary and (ii) an amount equal to the three-year average annual bonus actually earned by and paid to Mr. Bluestein for the three full performance periods immediately prior to the termination date; (b) any unpaid annual bonus earned with respect to a prior performance period and not yet paid as the date of termination; (c) a pro rata annual bonus with respect to the performance period in which termination of employment occurs, (d) (x) continued vesting of outstanding equity awards for 1.75 years in the case of a termination not in connection with a change in control of the Company or (y) full vesting of outstanding equity awards in the case of a termination in connection with a change in control of the Company and (e) reimbursement of the full amount of COBRA premiums for Mr. Bluestein and his eligible dependents for 18 months following termination of employment.

In November 2017, Mr. Harris and the Company mutually agreed to enter into a separation agreement, which provides that the Company will pay Mr. Harris a monetary sum equivalent to six months gross base salary plus up to an additional six months subject to Mr. Harris certifying he is not employed and is actively seeking employment during such time. In addition, the Company will reimburse Mr. Harris for health insurance premiums for Mr. Harris and his eligible dependents under COBRA for a period of up to twelve months subject to the same qualifications applicable to payments based on his gross base salary. The separation agreement also contains certain additional provisions that are customary for agreements of this type, including confidentiality, non-solicitation, and non-disparagement covenants, as well as a general release in favor of the Company against certain claims. The separation agreement supersedes the terms of Mr. Harris’ retention agreement, under which he would have received (a) a lump sum payment in an amount equal to 1.5 times the sum of (i) annual base salary and (ii) an amount equal to the three-year average annual bonus actually earned by and paid to Mr. Harris for the three full performance periods immediately prior to the termination date; (b) any unpaid annual bonus earned with respect to a prior performance period and not yet paid as the date of termination; (c) a pro rata annual bonus with respect to the performance period in which termination of employment occurs, (d) (x) continued vesting of outstanding equity awards for 1.5 years in the case of a termination not in connection with a change in control of the Company or (y) full vesting of outstanding equity awards in the case of a termination in connection with a change in control of the Company and (e) reimbursement of the full amount of COBRA premiums for Mr. Harris and his eligible dependents for 18 months following termination of employment.

Retention Performance Stock Units and Cash Retention Bonus Awards

On May 2, 2018, the Company granted long-term Retention Performance Stock Unit awards (the “Retention PSUs”) under its 2004 Equity Incentive Plan to Messrs. Henriquez and Bluestein, and separate cash bonus awards with similar terms (the “Cash Awards”) to Mr. Waldt and three other senior personnel. The awards are designed to provide incentives that increase along with the total shareholder return (“TSR”) and further align the interests of key management with those of the Company’s shareholders. The Company believes that there is a highly competitive market place for senior personnel that have the experience and track record of successfully sourcing, financing and managing the asset class in which the Company invests. Accordingly, the Compensation Committee and the other independent directors adopted this program with the assistance of F.W. Cook. These awards are intended to promote long term management consistency and retention and to mitigate the likelihood of departure to competitors of those individuals most responsible for delivering financial performance to our shareholders. The objectives are sought to be achieved by offering a four year cliff vesting retention program to reward critical executives and senior personnel, whose services are valuable to the Company and industry competitors as a result of their proven and specialized expertise sourcing and funding venture debt. The target number of Retention PSUs granted to Mr. Henriquez and Mr. Bluestein are 812,348 and 487,409, respectively. The target amount of the Cash Award granted to Mr. Waldt is $500,000, and $3,500,000, in the aggregate, for the three other senior personnel.

The Retention RSUs and Cash Awards do not vest until the fourth anniversary “cliff vest” of the grant date (or a change in control of the Company, if earlier) and the Retention PSUs must generally be held and not disposed of until the fifth anniversary of the grant date, except in the event of death, disability or a change in control. No Retention PSUs or Cash Awards will vest if the Company’s TSR relative to certain specified publicly traded business development companies is not at or above the 25th percentile level of such business development companies. 50% of the target Cash Award and target number of Retention PSUs will vest if the Company’s TSR performance relative to such business development companies is at the 25-percentile level. 100% of the target Cash Award and target number of Retention PSUs will vest if the Company’s TSR performance relative to such business development companies is at the 50th percentile level. 200% of the target Cash Award and target number of Retention PSUs will vest if the Company’s TSR performance relative to such business development companies is at the 90th percentile level. If the Company’s TSR performance is between the 25th percentile and the 50th percentile, or between the 50th percentile and the 90th percentile, of such business development companies, the amount of the Cash Awards vested and payable and the number of vested and payable Retention PSUs will be determined by linear interpolation between the foregoing metrics. Dividend equivalents will accrue in respect only of the Retention PSUs in the form of additional Retention PSUs, but will not be paid unless the Retention PSUs to which such dividend equivalents relate actually vest. The Cash Awards are not eligible to accrue dividend equivalents. TSR is calculated assuming dividend reinvestment and measurement begins on the date of grant and utilizes a 20-trading day volume weighted average price ending on the last trading day of the four year TSR performance period.

In the event of death or disability occurring prior to the fourth anniversary of the date of grant, Retention PSUs and the Cash Awards will vest, along with, in the case only of the Retention PSUs, any accrued dividend equivalents, on the date of such death or disability, with the Relative TSR Percentile Rank used to calculate such vesting to be the greater of (a) 50% and (b) the actual Relative TSR Percentile Rank as of the date of such death or disability. In the event of a voluntary termination prior to the fourth anniversary, all Cash Awards and Retention PSUs, and accrued dividend equivalents, will be forfeited. In the event of an involuntary termination without Cause prior to the fourth anniversary of the date of grant, the Retention PSUs and Cash Awards will be pro-rated based on service through the date of termination and such pro-rated Retention PSUs and Cash Awards will vest based on the actual relative TSR performance over the four-year TSR performance period. In the event of a termination for Cause occurring at any time prior to delivery of the shares underlying the Retention PSUs or payment of the Cash Awards, all Retention PSUs and accrued dividend equivalents, and Cash Awards will be forfeited.

In the event of a change in control of the Company, Retention PSUs and Cash Awards will vest and be paid on a non-pro-rated basis based on the actual relative TSR performance through the date of the change in control utilizing the transaction price for the Company and the peer group TSR through the date of the change in control.

Corporate Goals

For 2017, the Compensation Committee developed corporate goals that were required to be achieved for executive officers to receive up to 50% of their incentive compensation. These goals included operational performance as well as performance relative to the Peer Group. While the criteria may not be weighted, the Compensation Committee took into consideration each of these factors to determine whether the executive officers are eligible for up to 50% of the proposed incentive compensation. The Compensation Committee believes that the corporate goals applicable to all executive officers create an alignment not only with shareholders but also to the Company’s business strategy and performance goals.

Defined Individual Goals

For 2017, the Compensation Committee developed individual goals for the CEO. In addition, the CEO and each NEO developed individual goals for the NEOs and such goals were approved by the Compensation Committee. Each set of individual goals are unique to the executive officer’s responsibilities and position within the Company. While each of the factors may not be weighted, the Compensation Committee took into consideration each of these factors to determine whether the executive officers are eligible for up to 50% of the executive officer’s incentive compensation.

Pay-for-Performance Alignment

The Company believes that there exists an alignment between the compensation of our NEOs and our performance over the relevant Performance Periods. As noted above, a broad range of individual performance factors and company performance factors are analyzed each year, including total shareholder return relative to our Peer Group, and, in 2017, analysis of relative ROAA, ROE, and ROIC versus the compensation peers over one-, three-, and five-years to measure short-, medium-, and long-term performance. The objective in analyzing these key performance factors is to align NEO compensation to our performance relative to our Peer Group and our absolute corporate performance.

The Company’s annual bonus and equity awards constitute an effective mix of short- and long-term compensation components and reflect key measures of our performance and the returns enjoyed by our stockholders. Consistent with our pay-for-performance philosophy, the Compensation Committee will make future compensation decisions taking into account our absolute and relative performance, and, if our future performance were to fall significantly below our peers, the Compensation Committee would consider adjusting NEO compensation prospectively.

Total Compensation Expense Relative to other Internally Managed Business Development Companies

In determining annual bonus awards, the total compensation paid to our NEOs and other employees against the expense ratios of other internally managed business development companies, as well as a comparison to total SG&A for select externally managed business development companies, was considered.

Internal Pay Equity Analysis

Our compensation program is designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, the Company believes it is important to compare compensation paid to each NEO not only with compensation in our Peer Group, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.

As part of the Compensation Committee’s review, we made a comparison of our CEO’s total compensation paid for the period ending November 29, 2017 against that paid to our other NEOs during the same year. Upon review, the Compensation Committee determined that our CEO’s compensation relative to that of our other NEOs was appropriate because of his level and scope of responsibilities, expertise and performance history, and other factors deemed relevant by the Compensation Committee. The Compensation Committee also reviewed the mix of the individual elements of compensation paid to our NEOs for this period, the individual performance of each NEO and any changes in responsibilities of the NEO.

Stock Ownership Guidelines

The Company maintains stock ownership guidelines, which are outlined in our corporate governance guidelines, because we believe that material stock ownership by our executives plays a role in effectively aligning the interests of these employees with those of our stockholders and strongly motivates our executives to build long-term shareholder value. Pursuant to our stock ownership guidelines, each member of senior management is required to beneficially own at least two times the individual’s annual salary in Company common stock, based on market value, within three years of joining the Company. Our Board may make exceptions to this requirement based on particular circumstances; however, no exceptions have been made for our current NEOs. Messrs. Henriquez and Bluestein have met their minimum guidelines. The Compensation Committee’s review of the NEO’s stock ownership in the fourth quarter of 2017 showed that:

•

As of December 31, 2017, Mr. Henriquez beneficially owned 1,856,509 shares of Company stock and restricted stock. Based on his 2017 salary of $827,249, he beneficially owns shares worth 29x his annual base salary.

•

As of December 31, 2017, Mr. Bluestein beneficially owned 207,775 shares of Company stock and restricted stock. Based on his 2017 salary of $500,000, he beneficially owns shares worth 5x his annual base salary.

Tax and Accounting Matters

Stock-Based Compensation. We account for stock-based compensation, including options and shares of restricted stock granted pursuant to our Equity Plan and 2006 Non-Employee Director Plan in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. Under the FASB ASC Topic 718, we estimate the fair value of our option awards at the date of grant using the Black-Scholes-Merton option-pricing model, which requires the use of certain subjective assumptions. The most significant of these assumptions are our estimates on the expected term, volatility and forfeiture rates of the awards. Forfeitures are not estimated due to our limited history but are reversed in the period in which forfeiture occurs. As required under the accounting rules, we review our valuation assumptions at each grant date and, as a result, are likely to change our valuation assumptions used to value stock-based awards granted in future periods. We estimate the fair value of our restricted stock awards based on the grant date market closing price.

Deductibility of Executive Compensation. When analyzing both total compensation and individual elements of compensation paid to our NEOs, the Company considers the income tax consequences to the Company of its compensation policies and procedures. In particular, the Company considers Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which, for tax years beginning on or prior to December 31, 2017, limits the deductibility of non-performance-based compensation paid to certain of the NEOs to $1,000,000 per affected NEO.

Effective for tax years beginning on or after January 1, 2018, Section 162(m) of the Code generally limits the deductibility of all compensation paid to certain executive officers to $1,000,000 per affected executive officer. A transition rule applies to “qualifying performance-based compensation” granted pursuant to a written binding contract prior to November 2, 2017, which has not been materially modified since that date.

The Compensation Committee intends to balance its objective of providing compensation to our NEOs that is fair, reasonable, and competitive with the Company’s ability to claim compensation expense deductions. Our Board believes that the best interests of the Company and our stockholders are served by executive compensation programs that encourage and promote our principal compensation philosophy, enhancement of shareholder value, and permit the Compensation Committee to exercise discretion in the design and implementation of compensation packages. Accordingly, we may from time to time pay compensation to our NEOs that may not be fully tax deductible, (including by reason of Section 162(m) of the Code), including certain bonuses and restricted stock. Stock options granted under our stock plan for tax years beginning on or prior to December 31, 2017 are intended to qualify as performance-based compensation under Section 162(m) of the Code. The Company will continue to review its executive compensation plans periodically to determine what changes, if any, should be made as a result of any deduction limitations.

Clawback Policy for Section 16 Officers

The Board has adopted a clawback policy for all Section 16 officers. The policy applies to all Section 16 officers and reaches beyond financial statements. Pursuant to our clawback policy, for payments that are predicated on financial results augmented by fraud, embezzlement, gross negligence or deliberate disregard of applicable rules resulting in significant monetary loss, damage or injury to the Company (“Excess Compensation”), the Compensation Committee has the authority to seek repayment of any Excess Compensation, including (1) cancellation of unvested, unexercised or unreleased equity incentive awards; and (2) repayment of any compensation earned on previously exercised or released equity incentive awards whether or not such activity resulted in a financial restatement.

The Compensation Committee has sole discretion under this policy, consistent with any applicable statutory requirements, to seek reimbursement of any Excess Compensation paid or received by the Section 16 officer for up to a 12-month period prior to the date of the Compensation Committee action to require reimbursement of the Excess Compensation. Any clawback of Excess Compensation must be based upon fraud adjudicated by a court of competent jurisdiction or a financial restatement. Further, following a restatement of our financial statements, we will recover any compensation received by the CEO and CFO that is required to be recovered by Section 304 of the Sarbanes-Oxley.

For purposes of this policy, Excess Compensation will be measured as the positive difference, if any, between the compensation earned by a Section 16 officer and the compensation that would have been earned by the Section 16 officer had the fraud, embezzlement, gross negligence or deliberate disregard of applicable rules resulting from significant monetary loss, damage or injury to the Company not occurred.

Risk Assessment of the Compensation Programs

Our Board believes that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. The Company has designed our compensation programs, including our incentive compensation plans, with specific features to address potential risks while rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. We use common variable compensation designs, with a significant focus on individual contributions to our performance and the achievement of absolute and relative corporate objectives, as generally described in this Compensation Discussion and Analysis.

The Compensation Committee and the Board reviewed our compensation programs to assess whether any aspect of the programs would encourage any of our employees to take any unnecessary or inappropriate risks that could threaten the value of the Company. The Company has designed our compensation programs to reward our employees for achieving annual profitability and long-term increases in shareholder value.

Our Board recognizes that the pursuit of corporate objectives possibly leads to behaviors that could weaken the link between pay and performance, and, therefore, the correlation between the compensation delivered to employees and the long-term return realized by stockholders. Accordingly, our executive compensation program is designed to mitigate these possibilities and to ensure that our compensation practices are consistent with our risk profile. These features include the following:

•	Bonus payouts and equity incentive awards that are not based solely on corporate performance objectives, but are also based on individual performance levels;

•	The financial opportunity in our long-term equity incentive program that is best realized through long-term appreciation of our stock price, which mitigates excessive short-term risk-taking;

•	Annual cash bonuses that are paid after the end of the fiscal year to which the bonus payout relates;

•	The engagement and use of a compensation consultant;

•	The institution of stock ownership guidelines applicable to our executive officers; and

•	Final decision making by our Compensation Committee and our Board of Directors on all awards.

Additionally, the Company performed an assessment of compensation-related risks for all of our employees. Based on this assessment, we concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. In making this evaluation, the Company reviewed the key design elements of our compensation programs in relation to industry “best practices,” as well as the means by which any potential risks may be mitigated. In addition, management completed an inventory of incentive programs below the executive level and reviewed the design of these incentives and concluded that such incentive programs do not encourage excessive risk-taking.

Executive Compensation Tables

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Manuel A. Henriquez Chairman & Chief Executive Officer	2017	$827,249	$1,600,000	$5,000,002	—	$808,449	$8,235,700
	2016	$803,154	$1,200,000	$4,005,335	—	$771,425	$6,779,914
	2015	$779,762	$1,000,000	$4,472,142	—	$1,635,353	$7,887,257

Scott Bluestein Chief Investment Officer	2017	$500,000	$750,000	$1,750,004	—	$175,872	$3,175,876
	2016	$432,600	$650,000	$1,249,040	—	$200,555	$2,532,195
	2015	$420,000	$525,000	$670,212	—	$193,370	$1,808,582

Melanie Grace General Counsel, Chief Compliance Officer & Secretary	2017	$345,000	$145,000	$300,002	—	$57,061	$847,063
	2016	$283,250	$145,000	$112,894	—	$40,726	$581,870
	2015	$79,167	50,000	$112,500	—	$36,466	$278,133

Gerard R. Waldt, Jr. Interim Chief Accounting Officer	2017	$152,800	$150,000	$—	—	$8,708	$311,508
	2016	$23,333	—	$68,300	—	—	$91,633

David Lund(5) Interim Chief Financial Officer	2017	$49,854	$—	$—	—	$—	$49,854

Mark Harris(6) Chief Financial Officer	2017	$347,105	$—	$500,007	—	$95,255	$942,367
	2016	$412,000	$400,000	$396,330	—	$95,624	$1,303,954
	2015	$166,667	$200,000	$400,001	—	$26,404	$793,072

Andrew Olson(7) Vice President of Finance and Senior Controller	2017	$121,847	$—	$249,997	—	$21,211	$393,054
	2016	$211,150	$150,000	$72,060	—	$28,684	$461,894
	2015	$186,250	$195,000	$53,332	—	$22,717	$457,299

(1)	Salary column amounts represent base salary compensation received by each named executive officer (“NEO”) for the listed fiscal year.
(2)	Bonus column amounts represent the annual cash bonus earned during the fiscal year and awarded and paid out during the first quarter of the following fiscal year.
(3)

The amounts reflect the aggregate grant date fair value of restricted stock unit awards made to our NEOs and former NEOs during the applicable year computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock award is measured based on the closing price of our common stock on the date of grant.

(4)	All Other Compensation column includes the following:
•

We made matching contributions under our 401(k) plan of (a) $18,000 in 2017 to Messrs. Henriquez, Bluestein, Harris and Olson and Ms. Grace and $8,708 to Mr. Waldt; (b) $18,000 in 2016 to Messrs. Henriquez, Bluestein, Harris and Olson and $17,703 to Ms. Grace; and (c) $18,000 in 2015 to Messrs. Henriquez, Bluestein and Olson.

•

Distributions to Messrs. Henriquez, Bluestein, Harris, Olson, and Ms. Grace in the amount of $339,385, $87,148, $32,021, $3,211 and $11,999, respectively, were paid on unvested restricted stock awards during 2017.

•

Distributions to Messrs. Henriquez, Bluestein, Harris, and Olson and Ms. Grace in the amount of $753,425, $182,555, $77,624, $10,684 and $23,023, respectively, were paid on unvested restricted stock awards during 2016.

•

Distributions to Messrs. Henriquez, Bluestein, Harris and Olson and Ms. Grace in the amount of $845,550, $134,985, $22,587, $4,717 and $3,100, respectively, were paid on unvested restricted stock awards during 2015.

•	Dividend equivalent shares to Messrs. Henriquez and Bluestein valued at $451,064 and $157,872, respectively, and to Ms. Grace valued at $27,063 were issued on restricted stock units during 2017.
•	Mr. Harris received severance payments in the amount of $77,255 during 2017.
(5)

Mr. Lund began as a contractor on October 31, 2017 serving as the Company’s Interim Chief Financial Officer. The salary represents base compensation amounts paid to Mr. Lund between October 31, 2017 and December 31, 2017.

(6)

Effective November 2, 2017, the Company and Mr. Harris mutually agreed that Mr. Harris would separate from the Company and end his tenure as Chief Financial Officer and Chief Accounting Officer. The Board appointed David Lund, the Company’s former Chief Financial Officer, as Interim Chief Financial Officer and Gerard R. Waldt, Jr., the Company’s current Controller, as Interim Chief Accounting Officer.

(7)

Mr. Olson announced his resignation, effective July 21, 2017, from his position as Vice President of Finance and Senior Controller. Gerard R. Waldt, Jr., the Company’s current assist Assistant Controller, assumed the position of Controller. Subsequently, the Board appointed Mr. Waldt as the Company’s Interim Chief Accounting Officer.

Grants of Plan Based Awards in 2017

NEO	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)	All Other Option Awards: Number of Securities Underlying Options(1)	Grant Date Fair Value of Stock and Option Awards(2)
Manuel A. Henriquez	01/24/2017	351,865	—	$5,000,002
Scott Bluestein	01/24/2017	123,153	—	$1,750,004
Melanie Grace	01/24/2017	21,112	—	$300,002
Gerard R. Waldt, Jr.	—	—	—	—
David Lund	—	—	—	—
Mark Harris	01/24/2017	35,187	—	$500,007
Andrew Olson	01/24/2017	17,593	—	$249,997

(1)

Restricted stock units vest as to one-third of the shares underlying the awards on the first anniversary of the grant date, and they vest as to the remaining shares in equal quarterly installments over the next two years. Settlement of the restricted stock units is deferred following vesting and the restricted stock units will not be settled until the earliest to occur of (1) January 24, 2021, (2) the death or disability of the NEO, (3) the separation from service of the NEO, or (4) a change in control of the Company.

(2)	The amounts reflect the aggregate grant date fair value of computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year End, December 31, 2017

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)
Manuel A. Henriquez	—		—	—	—	26,584	(2)	$348,782
	—		—	—	—	138,966	(3)	$1,823,234
	—		—	—	—	385,076	(5)	$5,052,197

Scott Bluestein	—		—	—	—	3,984	(2)	$52,270
	—		—	—	—	43,336	(3)	$568,568
	—		—	—	—	134,775	(5)	$1,768,248

Melanie Grace	—		—	—	—	2,501	(4)	$32,813
	—		—	—	—	3,917	(3)	$51,391
	—		—	—	—	23,102	(5)	$303,098

Gerard R. Waldt, Jr.	1,805	(6)	3,195	$13.66	11/30/2023	—		—

David Lund	—		—	—	—	—		—

Mark Harris	—		—	—	—	—		—

Andrew Olson	—		—	—	—	—		—

(1)	Market value is computed by multiplying the closing market price of the Company’s stock at December 31, 2017 by the number of shares.
(2)	Restricted stock granted on 03/10/2015 that vests as to one-third of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 24 months.
(3)	Restricted stock granted on 01/10/2016 that vests as to one-third of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 24 months.
(4)	Restricted stock granted on 09/17/2015 that vests as to one-third of the total award on the one-year anniversary of the date of the grant and quarterly over the succeeding 24 months.
(5)

Restricted stock units granted on 01/24/2017 that vests as to one-third of the shares underlying the awards on the first anniversary of the grant date, and the remaining shares in equal quarterly installments over the next two years. Settlement of the restricted stock units is deferred following vesting and the restricted stock units will not be settled until the earliest to occur of (1) January 24, 2021, (2) the death or disability of the NEO, (3) the separation from service of the NEO, or (4) a change in control of the Company. This amount includes unvested dividend equivalents earned during 2017. These dividend equivalents vest when and if the restricted stock units to which they relate vest.
(6)	Options granted on 11/30/2016 that vest as to one-third of the total underlying shares on the one-year anniversary of the date of the grant and on a monthly basis over the succeeding 24 months.

Options Exercised and Stock Vested in 2017

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Manuel A. Henriquez	—	—	313,151	$4,320,126
Scott Bluestein	—	—	79,057	$1,098,118
Melanie Grace	—	—	8,816	$121,627
Gerard R. Waldt, Jr.	—	—	—	—
David Lund	—	—	—	—
Mark Harris	—	—	25,607	$392,055
Andrew Olson	—	—	3,133	$44,739

COMPENSATION OF DIRECTORS

Our Compensation Committee has the authority from our Board of Directors for the appointment, compensation and oversight of our outside compensation consultant. Our Compensation Committee generally engages a compensation consultant every other year to assist it with its responsibilities related to our director compensation program.

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our directors during the fiscal year ended December 31, 2017.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Robert P. Badavas	$175,000	—	—	$1,033	$176,033
Thomas J. Fallon	$150,000	—	—	$3,099	$153,099
Joseph F. Hoffman	$165,000	—	—	$5,683	$170,683
Allyn C. Woodward, Jr.	$175,000	—	—	$3,099	$178,099
Doreen Woo Ho	$150,000	—	—	$3,616	$153,616
Brad Koenig	—	—	—	—	—
Jorge Titinger	—	—	—	—	—
Susanne Lyons	$175,000	—	—	$516	$175,516
Manuel A. Henriquez(3)	—	—	—	—	—

(1)

Messrs. Badavas, Fallon, Hoffman, Woodward and Ms. Woo Ho and Lyons earned $125,000, $100,000, $115,000, $125,000, $100,000 and $125,000, respectively, and each elected to receive an additional retainer fee of 3,903 shares of our common stock in lieu of cash. The total value of the shares issued to each of Messrs. Badavas, Fallon, Hoffman and Woodward and Ms. Woo Ho and Lyons services in fiscal 2017 was $50,000. Messrs. Koenig and Titinger did not receive any cash compensation during 2017.

(2)	Represents distributions paid during 2017 on unvested common stock under restricted stock awards.
(3)

As an employee director, Mr. Henriquez does not receive any compensation for his service as a director. The compensation Mr. Henriquez receives as our chief executive officer is disclosed in the Summary Compensation Table and elsewhere under “EXECUTIVE COMPENSATION.”

As of December 31, 2017, Messrs. Badavas, Fallon, Hoffman and Woodward and Ms. Woo Ho had outstanding options in the amount of 20,000, 25,000, 25,000, 25,000, and 10,000, respectively. As of December 31, 2017, Messrs. Fallon, Hoffman and Woodward and Ms. Woo Ho held unvested shares of restricted stock in the amount of 1,666, 3,333, 1,666 and 1,666, respectively.

During 2017, the compensation for serving on our Board of Directors as an independent director included the following:

Annual Director Retainer Fee	$100,000
Annual Chairperson Fee	$25,000, Audit Committee
$25,000, Compensation Committee
$15,000, NCG Committee
Annual Lead Director Fee	$25,000

In 2017, we granted each independent director, except for Messrs. Titinger and Koenig who were not directors at the time of the grant, an additional retainer of $50,000, which was distributed as shares of common stock in lieu of cash. Employee directors do not receive compensation for serving on our Board of Directors. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors meetings.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of March 31, 2018, with respect to compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, restricted stock and warrants	(b) Weighted-average exercise price of outstanding options, restricted stock and warrants	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders:
2004 Equity Incentive Plan	437,690	$13.84	2,561,229
2006 Non-Employee Director Plan(1)	105,000	$13.05	—
Equity compensation plans not approved by stockholders:	—	—	—
Total	542,690	$13.69	2,561,229

(1)	Our 2006 Non-Employee Director Plan terminated on June 21, 2017 and no additional awards may be made under our 2006 Non-Employee Director Plan.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 29, 2018, the beneficial ownership of each current director, each nominee for director, our NEOs, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of May 29, 2018 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 86,796,043 shares of common stock outstanding as of May 29, 2018.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Hercules Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Our directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act, and independent directors are all other directors.

Name and Address of Beneficial Owner	Type of Ownership	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Director
Manuel A. Henriquez(2)	Record/Beneficial	2,233,935	2.6%

Independent Directors
Robert B. Badavas(3)	Beneficial	152,962	*
Jorge Titinger	—	—	—
Allyn C. Woodward, Jr.(4)	Record/Beneficial	287,309	*
Brad Koenig	—	—	—
Thomas J. Fallon(5)	Record/Beneficial	56,958	*
Joseph F. Hoffman(6)	Record/Beneficial	40,478	*
Doreen Woo Ho(7)	Record/Beneficial	12,236	*

Other Named Executive Officers
David Lund	—	—	—
Scott Bluestein(8)	Record/Beneficial	354,666	*
Melanie Grace(9)	Record/Beneficial	37,402	*
Gerard R. Waldt, Jr(10)	Record/Beneficial	2,638	*

Executive officers and directors as a group (12 persons)(11)			3.7%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)

Includes 313,505 shares of restricted stock and 184,293 shares of vested deferred restricted stock units and dividend equivalent units. 1,669,565 shares of common stock held by the Henriquez Family Trust of which 862,784 shares are pledged as a security; 54,348 shares of common stock held in trusts for the benefit of Mr. Henriquez’s children; and 12,224 shares of common stock held in the Manuel Henriquez-Roth IRA. Mr. Henriquez disclaims any beneficial ownership interest of such shares except to the extent of his pecuniary interest therein.

(3)

Includes 20,000 shares of common stock that can be acquired upon the exercise of outstanding options. All shares are held of record by the Robert P. Badavas Trust of 2007, and Mr. Badavas disclaims any beneficial ownership interest of such shares except to the extent of his pecuniary interest therein.

(4)

Includes 25,000 shares of common stock that can be acquired upon the exercise of outstanding options, 1,666 shares of restricted common stock, and 35,000 shares of common stock held by Mr. Woodward’s spouse in her name. Mr. Woodward disclaims any beneficial ownership interest of such shares held by his spouse except to the extent of his pecuniary interest therein.

(5)

Includes 25,000 shares of common stock that can be acquired upon the exercise of outstanding options and 1,666 shares of restricted common stock. All shares are held of record by the Fallon Family Revocable Trust, and Mr. Fallon disclaims any beneficial ownership interest of such shares except to the extent of his pecuniary interest therein.

(6)

Includes 20,000 shares of common stock that can be acquired upon the exercise of outstanding options and 3,333 shares of restricted common stock. All shares are held of record by the Hoffman Trust, and Mr. Hoffman disclaims any beneficial ownership interest of such shares except to the extent of his pecuniary interest therein.

(7)	Includes 5,000 shares of common stock that can be acquired upon the exercise of outstanding options and includes 1,666 shares of restricted common stock.
(8)	Includes 118,027 shares of restricted common stock and 64,495 shares of vested deferred restricted stock.
(9)	Includes 16,863 shares of restricted common stock and 11,051 shares of vested deferred restricted stock.
(10)	Includes 2,638 shares of common stock that can be acquired upon the exercise of outstanding options.
(11)

Includes 97,638 shares of common stock that can be acquired upon the exercise of outstanding options, 259,839 shares of vested deferred restricted stock and dividend equivalent shares and 456,726 shares of restricted common stock.

*	Less than 1%.

The following table sets forth as of May 29, 2018, the dollar range of our securities owned by our directors and executive officers.

Name	Dollar Range of Equity Securities Beneficially Owned
Interested Director
Manuel A. Henriquez	Over $100,000
Independent Directors
Robert B. Badavas	Over $100,000
Jorge Titinger	—
Allyn C. Woodward, Jr.	Over $100,000
Brad Koenig	—
Thomas J. Fallon	Over $100,000
Joseph F. Hoffman	Over $100,000
Doreen Woo Ho	Over $100,000
Other Named Executive Officers
David Lund	—
Scott Bluestein	Over $100,000
Melanie Grace	Over $100,000
Gerard R. Waldt, Jr	$0 – $50,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have established a written policy to govern the review, approval and monitoring of transactions involving the Company and certain persons related to Hercules. As a business development company, the 1940 Act restricts us from participating in transactions with any persons affiliated with Hercules, including our officers, directors, and employees and any person controlling or under common control with us.

In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with Hercules, our officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, Hercules, companies controlled by us and our employees and directors.

We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek Board of Directors’ review and approval or exemptive relief from the SEC for such transaction.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership and disposition of our preferred stock or common stock, but does not purport to be a complete description of the income tax considerations relating thereto. Except as otherwise noted, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares of our stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the IRS, possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Company and its shareholders (including shareholders subject to special rules under U.S. federal income tax law).

The discussions set forth herein do not constitute tax advice. We have not sought and will not seek any ruling from the IRS regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of foreign, state or local tax. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences (including the alternative minimum tax consequences) of acquiring, holding and disposing of shares of our stock, as well as the effects of state, local and non-U.S. tax laws.

Election to be Subject to Tax as a RIC

Through December 31, 2005, we were subject to U.S. federal income tax as an ordinary corporation under Subchapter C of the Code. Effective beginning on January 1, 2006 we met the criteria specified below to qualify as a RIC, and elected to be treated as a RIC under Subchapter M of the Code with the filing of our U.S. federal income tax return for 2006. To qualify as a RIC we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, in respect of each taxable year, dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of our “investment company taxable income,” which is generally equal to the sum of our net ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses, determined without regard to any deduction for distributions paid, or the “Annual Distribution Requirement.” Upon satisfying these requirements in respect of a taxable year, we generally will not be subject to corporate taxes on any income we distribute to our stockholders as dividends for U.S. federal income tax purposes, which will allow us to reduce or eliminate our liability for corporate-level income tax.

On December 31, 2005, immediately before the effective date of our RIC election, we held assets with “built-in gains,” which are assets whose fair market value as of the effective date of the election exceeded their tax basis as of such date. We elected to recognize all of our net built-in gains on such assets at the time of the conversion and paid tax on the built-in gain with the filing of our 2005 U.S. federal income tax return. In making this election, we marked our portfolio investments and other assets to market at the time of our RIC election and paid approximately $294,000 in income tax on the resulting gains.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	distribute dividends for U.S. federal income tax purposes to our shareholders of an amount at least equal to the Annual Distribution Requirement;

We generally will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) we distribute (or are deemed to distribute) as dividends for U.S. federal income tax purposes to stockholders with respect to that taxable year.

As described above, we made the election to recognize built-in gains as of the effective date of our election to be treated as a RIC and therefore were not subject to built-in gains tax when we sold those assets. However, if we subsequently acquire built-in gain assets from a C corporation in a carryover basis transaction, then we may be subject to tax on the gains recognized by us on dispositions of such assets unless we make a special election to pay corporate-level tax on such built-in gain at the time the assets are acquired. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to our stockholders.

In order to qualify as a RIC for U.S. federal income tax purposes and obtain the tax benefits of RIC status, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as a business development company under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”);

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at the close of each quarter of each taxable year, at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

at the close of each quarter of each taxable year, no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may invest in partnerships which may result in our being subject to state, local or foreign income, franchise or other tax liabilities. In addition, some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to mitigate the risk that such income and fees would disqualify us as a RIC as a result of a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations generally will be subject to corporate income taxes on their earnings, which ultimately will reduce our return on such income and fees.

As a RIC, we will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income and gains unless we make distributions treated as dividends for U.S. federal income tax purposes in a timely manner to our stockholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year (subject to certain deferrals and elections), (2) 98.2% of our capital gain net income (adjusted for certain ordinary losses) for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (the “Excise Tax Avoidance Requirement”). We are not subject to this excise tax on any amount on which we incurred U.S. federal corporate income tax (such as the tax imposed on a RIC’s retained net capital gains).

Depending on the level of taxable income earned in a taxable year, we may choose to carry over taxable income in excess of current taxable year distributions treated as dividends for U.S. federal income tax purposes from such taxable income into the next taxable year and incur a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of distributions treated as dividends for U.S. federal income tax purposes paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next taxable year, distributions declared and paid by us in a taxable year may differ from our taxable income for that taxable year as such distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

Under applicable Treasury regulations and other administrative guidance issued by the IRS, we are permitted to treat certain distributions payable in our stock as taxable distributions that will satisfy the Annual Distribution Requirement as well as the Excise Tax Avoidance Requirement provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such distributions will be required to include the full amount of such distributions as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be subject to tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, then such sales may put downward pressure on the trading price of our stock. We may in the future determine to make taxable distributions that are payable in part in our common stock.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest provisions or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each taxable year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued is generally required to be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”). However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities; Coverage Ratio.” We may be restricted from making distributions under the terms of our debt obligations themselves unless certain conditions are satisfied. Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to be subject to tax as a RIC, which would result in us becoming subject to corporate-level income taxes.

In addition, we will be partially dependent on our SBIC subsidiaries for cash distributions to enable us to meet the RIC Distribution Requirements. Our SBIC subsidiaries may be limited by the Small Business Investment Act of 1958, as amended, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiaries to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to be subject to tax as a RIC, which would result in us becoming subject to corporate-level income taxes.

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert distributions that would otherwise constitute qualified dividend income into ordinary income, (ii) treat distributions that would otherwise be eligible for deductions available to certain U.S. corporations under the Code as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert short-term capital losses into long-term capital losses, (vi) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vii) cause us to recognize income or gain without a corresponding receipt of cash, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce gross income that will not constitute qualifying gross income for purposes of the 90% Income Test. These rules also could affect the amount, timing and character of distributions to stockholders.

Under recent tax legislation, we and the companies in which we invest will be generally subject to certain leverage limitations regarding the deductibility of interest expense. The recent tax legislation may, pending further regulatory guidance, require us to accrue market discount currently and to otherwise recognize income for tax purposes no later than we recognize it for financial reporting purposes. The recent tax legislation would require us to recognize accumulated undistributed earnings of foreign corporations if any in which were invested in 2017 if our ownership levels exceeded certain thresholds. The effects of these and other provisions of the tax legislation on us remains uncertain at this time pending regulatory guidance.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income.” If our otherwise deductible expenses in a given taxable year exceed our ordinary taxable gross income (e.g., as the result of large amounts of equity-based compensation), we would incur a net operating loss for that taxable year. However, a RIC is not permitted to carry back or carry forward net operating losses, respectively, to prior and subsequent taxable years, and such net operating losses do not pass through to the RIC’s stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such net capital losses, and generally use them to offset capital gains indefinitely. Due to these limits on the deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the aggregate net income we actually earned during those taxable years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as having been paid by its shareholders.

If we acquire the equity securities of certain foreign corporations that earn at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies” or “PFICs”), we could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our shareholders. We would not be able to pass through to our shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require us to recognize taxable income or gain without the concurrent receipt of cash. Furthermore, under recently proposed Treasury Regulations, certain income derived by us from PFICs with respect to which we have made certain U.S. tax elections would generally constitute qualifying income for purposes of the 90% Income Test only to the extent such PFICs make distributions of that income to us. As such, we intend to limit and/or manage our holdings in passive foreign investment companies to minimize our liability for any such taxes and related interest charges.

If we hold greater than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be treated as receiving a deemed distribution (taxable as ordinary income) each taxable year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for such taxable year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such taxable year. We would be required to include the amount of a deemed distribution from a CFC when computing our investment company taxable income as well as in determining whether we satisfy the distribution requirements applicable to RICs, even to the extent the amount of our income deemed recognized from the CFC exceeds the amount of any actual distributions from the CFC and our proceeds from any sales or other dispositions of CFC stock during a taxable year. In general, a foreign corporation will be considered a CFC if greater than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a foreign corporation. Furthermore, under recently proposed Treasury Regulations, certain income derived by us from a CFC would generally constitute qualifying income for purposes of determining our ability to be subject to tax as a RIC only to the extent the CFC makes distributions of that income to us. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.

Our functional currency, for U.S. federal income tax purposes, is the U.S. dollar. Under the Code, foreign exchange gains and losses realized by us in connection with certain transactions involving foreign currencies, or payables or receivables denominated in a foreign currency, as well as certain non-U.S. dollar denominated debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, and similar financial instruments are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust if (1) a court in the United States has primary supervision over its administration and one or more U.S. persons has the authority to control all substantial decisions of such trust or (2) if such trust validly elects to be treated as a U.S. person for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For U.S. federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions are attributable to dividends from certain U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income” eligible to be taxed in the hands of U.S. non-corporate stockholders (including individuals) at the rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the stockholder and corporate levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 20%, in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by us) may qualify (i) for the dividends received deduction available to certain corporations, but only to the extent that our income consists of certain qualifying dividend income from U.S. corporations and (ii) in the case of U.S. noncorporate stockholders, as qualified dividend income eligible to be taxed at long-term capital gain rates to the extent that we earn qualified dividend income (generally, dividend income from taxable U.S. resident corporations and certain qualified foreign corporations). There can be no assurance as to what portion of our distributions will be eligible for the corporate dividends received deduction or for the reduced rates applicable to qualified dividend income. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses. In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a tax credit equal to his, her or its allocable share of the tax paid thereon by us. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate stockholders on long-term capital gains, the amount of tax that non-corporate stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. For U.S. federal income tax purposes, the tax basis of shares owned by a U.S. stockholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the U.S. stockholder’s gross income and the tax deemed paid by the U.S. stockholder as described in this paragraph. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

Under applicable Treasury regulations and certain administrative guidance issued by the IRS, RICs are permitted to treat certain distributions payable in part in shares of their stock, as taxable dividends that will satisfy their Distribution Requirements provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We previously determined to pay a portion of our first quarter 2009 dividend in shares of newly issued common stock, and we may in the future determine to distribute taxable dividends that are payable in part in our common stock.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any taxable year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that taxable year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared.

If an investor acquires shares of our or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their intermediaries with respect to reporting of cost basis and available elections for their accounts.

If a Stockholder recognizes losses with respect to Shares of $2 million or more for an individual Stockholder or $10 million or more for a corporate Stockholder, the Treasury Regulations require the Stockholder to file a disclosure statement with the IRS on IRS Form 8886. Direct Stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

In general, individual U.S. stockholders currently are subject to a reduced maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of certain threshold amounts and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a taxable year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each taxable year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent taxable years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a taxable year, but may carry back such losses for three taxable years or carry forward such losses for five taxable years.

We or the applicable withholding agent will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such calendar year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.” The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of our stock, acquired after January 1, 2012, to the IRS and to taxpayers. U.S. stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

We or the applicable withholding agent may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us or the applicable withholding agent that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Dividend Reinvestment Plan We have adopted a dividend reinvestment plan through which all distributions are paid to our common stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan.” Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain generally taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership (including an entity treated as a partnership) for U.S. federal income tax purposes.

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. stockholder are generally subject to U.S. federal withholding tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

However, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding. In the case of shares of our stock held through an intermediary, the intermediary may withhold even if we report all or a portion of any of our distributions as “interest-related dividends” or “short-term capital gain dividends.” Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts. No assurance can be provided as to whether any amount of our distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by us.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), or in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is not otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E, (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

The “Foreign Account Tax Compliance Act,” or “FATCA,” provisions of the Code, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holders might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such taxable year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions would be taxable to our stockholders and provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the 20% maximum U.S. federal income tax rate if earned by certain U.S. resident non-corporate stockholders to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributions generally would be eligible for the dividends-received deduction with respect to distributions current and accumulated earnings and profits if earned by certain U.S. resident corporate stockholders. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that taxable year and dispose of any earnings and profits from any taxable year in which we failed to qualify as a RIC. Subject to a limited exception applicable to a corporation that qualified as a RIC under Subchapter M of the Code for at least one taxable year prior to disqualification and that requalify as a RIC no later than the second taxable year following the nonqualifying taxable year, we also could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent five taxable years, unless we made a special election to incur a corporate-level income tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing business development companies. It does not purport to be a complete description of all of the laws and regulations affecting business development companies.

A business development company primarily focuses on investing in or lending to private companies and making managerial assistance available to them, while providing its stockholders with the ability to retain the liquidity of a publicly-traded stock. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)

is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)

does not have any class of securities listed on a national securities exchange; or if it has securities listed on a national securities exchange such company has a market capitalization of less than $250 million; is controlled by the business development company and has an affiliate of a business development company on its board of directors; or meets such other criteria as may be established by the SEC.

(2)	Securities of any portfolio company which we control.

(3)

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company or has greater than 50% representation on its board.

We do not intend to acquire securities issued by any investment company, including other business development companies, that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such other investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Significant Managerial Assistance

Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we generally would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or other rights to purchase capital stock cannot exceed 25% of the business development company’s total outstanding shares of capital stock. This amount is reduced to 20% of the business development company’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the business development company’s total outstanding shares of capital stock. We have received exemptive relief from the SEC permitting us to issue stock options and restricted stock to our employees and directors subject to the above conditions, among others. For a discussion regarding the conditions of this exemptive relief, see “—Exemptive Relief” below and Note 7 to our consolidated financial statements.

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150%, subject to certain approval and disclosure requirements) immediately after each such issuance. In addition, we may not be permitted to declare any cash distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% (or 150%, subject to certain approval and disclosure requirements) after deducting the amount of such distribution or purchase price. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—Risks Related to Our Business Structure—Because we have substantial indebtedness, there could be increased risk in investing in our company.” On April 5, 2007, we received approval from the SEC on our request for exemptive relief that permits us to exclude the indebtedness of our wholly-owned subsidiaries that are SBICs from the 200% (or 150%, subject to certain approval and disclosure requirements) asset coverage requirement applicable to us.

Capital Structure

We are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, sell our common stock, at a price below the current NAV of the common stock, or sell warrants, options or other rights to acquire such common stock, at a price below the current NAV of the common stock if our Board of Directors determines that such sale is in the best interests of us and our stockholders have approved the practice of making such sales. In connection with the receipt of such stockholder approval, we will limit the number of shares that we issue at a price below NAV pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of NAV per share.

Code of Ethics

We have adopted and will maintain a code of ethics that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

Our current code of ethics is posted on our website at www.htgc.com. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. Our proxy voting decisions are made by members of the Investment Team, who review on a case- by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. We generally do not believe it is necessary to engage the services of an independent third party to assist in issue analysis and vote recommendation for proxy proposals.

To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Exemptive Relief

On June 21, 2005, we filed a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, we requested that the SEC permit us to issue stock options to our non-employee directors as contemplated by Section 61(a)(3)(B)(i)(II) of the 1940 Act. On February 15, 2007, we received approval from the SEC on this exemptive request. In addition, in June 2007, we filed an amendment to the February 2007 order to adjust the number of shares issued to the non-employee directors. On October 10, 2007, we received approval from the SEC on this amended exemptive request.

On April 5, 2007, we received approval from the SEC on our request for exemptive relief that permits us to exclude the indebtedness of our wholly-owned subsidiaries that are SBICs from the 200% (or 150%, subject to certain approval and disclosure requirements) asset coverage requirement applicable to us.

On May 23, 2007, we received approval from the SEC on our request for exemptive relief that permits us to issue restricted stock to our employees, officers and directors. On June 21, 2007, our shareholders approved amendments to the 2004 Equity Incentive Plan (the “2004 Plan”) and 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) permitting such restricted grants. On June 21, 2017, the 2006 Plan expired in accordance with its terms and no additional awards may be granted under the 2006 Plan. In the future, we may adopt a Non-Employee Director Plan that, among other things, provides for the issuance of restricted stock to directors. The maximum amount of shares that may be issued under the Plans will be 10% of the outstanding shares of our common stock on the effective date of the Plans plus 10% of the outstanding number of shares of our common stock issued or delivered by us (other than pursuant to compensation plans) during the term of the Plans. The amount of voting securities that would result from the exercise of all of our outstanding warrants, options, and rights, if any, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of our outstanding voting securities, except that if such amount would exceed 15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options, and rights, if any, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

On June 22, 2010 we received approval from the SEC on our request for exemptive relief that permits our employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program.

Other

We may be periodically examined by the SEC for compliance with the Exchange Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. Our Chief Compliance Officer is responsible for administering these policies and procedures.

Small Business Administration Regulations

We make investments in qualifying small businesses through our two wholly-owned SBIC subsidiaries, HT II and HT III. With our net investments of $44.0 million and $74.5 million in HT II and HT III, respectively, we have the combined capacity to issue a total of $190.2 million of SBA guaranteed debentures, subject to SBA approval. At March 31, 2018, we have issued $190.2 million in SBA guaranteed debentures in our SBIC subsidiaries.

We intend to seek an additional SBIC license to ensure continued access to the maximum statutory limit of SBA guaranteed debentures under the SBIC program. We have formed Hercules Technology IV, L.P. for that purpose. There can be no assurance of when or if we will receive SBA approval for another SBIC license.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through our wholly-owned subsidiaries HT II and HT III, we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2018 as a result of having sufficient capital as defined under the SBA regulations.

HT II and HT III hold approximately $113.1 million and $285.8 million in assets, respectively, and accounted for approximately 5.7% and 14.4% of our total assets prior to consolidation at March 31, 2018.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, HT II and HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital and/or distributed earnings, in accordance with SBA regulations.

Our SBIC subsidiaries are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that our SBIC subsidiaries will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiaries continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiaries’ assets over our stockholders in the event we liquidate our SBIC subsidiaries or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiaries upon an event of default.

DETERMINATION OF NET ASSET VALUE

We determine the NAV per share of our common stock quarterly. The NAV per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

At March 31, 2018, approximately 91.6% of our total assets represented investments in portfolio companies whose fair value is determined in good faith by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification Topic 946 Financial Services—Investment Companies (“ASC 946”) and measured in accordance with Accounting Standards Codification Topic 820 Fair Value Measurements and Disclosures (“ASC 820”). Our debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of our investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, we value substantially all of our investments at fair value as determined in good faith pursuant to a consistent valuation policy by our Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

We may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain portfolio investments. We engage independent valuation firms on a discretionary basis. Specifically, on a quarterly basis, we will identify portfolio investments with respect to which an independent valuation firm will assist in valuing. We select these portfolio investments based on a number of factors, including, but not limited to, the potential for material fluctuations in valuation results, credit quality and the time lapse since the last valuation of the portfolio investment by an independent valuation firm.

We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately, and solely, responsible for determining the fair value of our investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) our quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with our investment committee;

(3) the Audit Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio as provided by the investment committee, which incorporates the results of the independent valuation firm as appropriate; and

(4) the Board of Directors, upon the recommendation of the Audit Committee, discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC 820 establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also requires disclosure for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

We have categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are publicly held debt investments and warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Debt Investments

We follow the guidance set forth in ASC 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. Our debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of our investments in these portfolio companies are considered Level 3 assets under ASC 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged. In addition, we may, from time to time, invest in public debt of companies that meet our investment objectives. These investments are considered Level 2 assets.

In making a good faith determination of the value of our investments, we generally start with the cost basis of the investment, which includes the value attributed to the OID, if any, and PIK interest or other receivables which have been accrued as earned. We then apply the valuation methods as set forth below.

We apply a procedure for debt investments that assumes the sale of each investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. We determine the yield at inception for each debt investment.

We then use senior secured, leveraged loan yields provided by third party providers to determine the change in market yields between inception of the debt investment and the measurement date. Industry specific indices and other relevant market data are used to benchmark/assess market based movements.

Under this process, we also evaluate the collateral for recoverability of the debt investments. We consider each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a credit adjusted hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

Our process includes an analysis of, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. We value our syndicated debt investments using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

We record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a debt investment is doubtful or, if under the in-exchange premise, when the value of a debt investment is less than amortized cost of the investment. Conversely, where appropriate, we record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value or, if under the in-exchange premise, the value of a debt investment is greater than amortized cost.

When originating a debt instrument, we generally receive warrants or other equity-related securities from the borrower. We determine the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investments from recordation of the warrant or other equity instruments is accreted into interest income over the life of the debt investment.

Debt investments that are traded on a public exchange are valued at the prevailing market price as of the valuation date.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. We have a limited amount of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

We estimate the fair value of warrants using a Black Scholes OPM. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate our valuation of the warrant and equity-related securities. We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Escrow Receivables

Escrow receivables are collected in accordance with the terms and conditions of the escrow agreement. Escrow balances are typically distributed over a period greater than one year and may accrue interest during the escrow period. Escrow balances are measured for collectability on at least a quarterly basis and fair value is determined based on the amount of the estimated recoverable balances and the contractual maturity date. As of March 31, 2018, there were no material past due escrow receivables.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current NAV at the time at which the sale is made, unless it is determined by the Board of Directors that such sale is in the best interests of our stockholders and such sale is otherwise approved by our stockholders. The Board of Directors considers the following factors, among others, in making such determination:

•	the NAV of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the NAV has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed NAV to the period ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current NAV of our common stock, which is generally based upon the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of our common stock since the date of the most recently disclosed NAV of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate NAV in connection with each offering of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current NAV at the time at which the sale is made.

Moreover, to the extent that there is a possibility that we may (i) issue shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we will provide to the SEC in a registration statement to which a prospectus will be a part) to suspend the offering of shares of our common stock pursuant to a prospectus if the NAV fluctuates by certain amounts in certain circumstances until such prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such, events or to undertake to determine NAV within two days prior to any such sale to ensure that such sale will not be below our then current NAV, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine NAV to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

We are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, sell our common stock, at a price below the current NAV of the common stock, or sell warrants, options or other rights to acquire such common stock, at a price below the current NAV of the common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders and our stockholders have approved the practice of making such sales. In connection with the receipt of such stockholder approval, we will agree to limit the number of shares that we issue at a price below NAV pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of NAV per share.

In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•

a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount; and

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders not Participating in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 3,000,000 common shares outstanding, $40,000,000 in total assets and $10,000,000 in total liabilities. The current NAV and NAV are thus $30,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 300,000 shares (10% of the outstanding shares) with proceeds to the Company XYZ at $9.00 per share after offering expenses and commissions, and (2) an offering of 600,000 shares (20% of the outstanding shares) with proceeds to the Company at $0.001 per share after offering expenses and commissions (a 100% discount from NAV).

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Share Dilution to Stockholder
Shares Held by Stockholder A	30,000	30,000	—	30,000	—
Percentage of Shares Held by Stockholder A	1.00%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$300,000	$297,273	(0.90)%	$250,005	(16.67)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$300,000	$300,000	—	$300,000	—
Total Dilution to Stockholder A (Change in Total NAV Held By Stockholder)	—	$(2,727)	—	$(49,995)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.91	—	$8.33	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A	—	$(0.09)	—	$(1.67)	—
Percentage Dilution per Share Held by Stockholder A	—	—	(0.90)%	—	(16.67)%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.5% of an offering of 600,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 9,000 shares, which is 1.5% of an offering of 600,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,600,000	20.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	30,000	33,000	10.00%	39,000	30.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$300,000	$319,110	6.33%	$377,130	25.67%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$325,260	—	$375,780	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(6,150)	—	$1,350	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.31%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 10% and 100% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

	Prior to Sale Below NAV	Example 1 10% Offering at 10% Discount		Example 2 20% Offering at 100% Discount
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$9.47	—	$0.001	—
Net Proceeds per Share to Issuer	—	$9.00	—	$0.001	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.91	(0.90)%	$8.33	(16.67)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	3,000	—	6,000	—
Percentage Outstanding Held by Investor A	0.00%	0.09%	—	0.17%	—
NAV Dilution
Total NAV Held by Investor A	—	$29,730	—	$50,001	—
Total Investment by Investor A (At Price to Public)	—	$28,410	—	$6	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$1,320	—	$49,995	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.91	—	$8.33	—
Investment per Share Held by Investor A	—	$9.47	—	$0.001	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$0.44	—	$8.33	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	4.65%	—	99.99%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the “DRP”), through which all distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in our common stock and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a distribution in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, so that such notice is received by the plan administrator no later than three days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the DRP for each stockholder who has not elected to receive distributions in cash (each a “Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the DRP, whether our shares are trading at a premium or at a discount to NAV, although we have the option under the DRP to purchase shares in the market to fulfill DRP requirements. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to our stockholders for receiving their distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a Participant elects by internet or by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus brokerage commissions from the proceeds.

Any shares issued in connection with a stock split or stock dividend will be added to a Participant’s account with the Plan Administrator. The Plan Administrator may curtail or suspend transaction processing until the completion of such stock split or payment of such stock dividend.

Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder.

The DRP may be terminated by us upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the DRP, including requests for additional information, should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, Attn: Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by phone at 1-866-669-9888.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Under the terms of our charter, our authorized capital stock consists of 200,000,000 shares of common stock, par value $0.001 per share, of which 86,796,043 shares are outstanding as of May 29, 2018. Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting privileges, except as described below and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of Hercules each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	200,000,000	—	86,796,043

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our charter also provides that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our charter are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our charter. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We currently have in effect a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in 2020, 2018 and 2019, respectively. Upon expiration of their current terms, directors of each class are eligible to serve for three-year terms or until their successors are duly elected and qualify. Each year one class of directors will be elected by the stockholders. A classified board may render a change in control or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter provides that, except as otherwise provided in the bylaws, the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law, as amended (the “Maryland General Corporation Law”), regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock.

Business Combinations

Under the Maryland Business Combination Act (the “Business Combination Act”), “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Regulatory Restrictions

Our wholly-owned subsidiaries, HT II and HT III, have obtained SBIC licenses. The SBA prohibits, without prior SBA approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a SBIC. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. If we offer preferred stock under this prospectus we will issue an appropriate prospectus supplement. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more, and (iii) such shares be cumulative as to distributions and have a complete preference over our common stock to payment of their liquidation in event of dissolution. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our Board of Directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of distributions to holders of our preferred stock will take priority over payment of distributions to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

Our stockholders will indirectly bear all of the expenses of the subscription rights offering, regardless of whether our stockholders exercise any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•

if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our Board of Directors approves of such issuance on the basis that the issuance is in the best interests of the Company and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

For information regarding the dilutive impact of rights offerings, please see “Risk Factors—Risks Related to Our Securities” Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our NAV per share, then you will experience an immediate dilution of the aggregate NAV of your shares.”

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in this prospectus and in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, including any supplemental indenture, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. The following description summarizes the material provisions of the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to OID;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150%, subject to certain approval and disclosure requirements) immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Our Business Structure.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•

An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•

An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•

The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•

An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•

under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created

•

pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for OID securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach of the indenture or any other material agreements; and

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement to this prospectus will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $750,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for the securities, on an exchange, or otherwise, negotiated transactions, block trades, best efforts, auctions or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offerings. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the applicable prospectus supplement will be underwriters of the securities offered by the applicable prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, at negotiated prices, or at prices determined by an auction process, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the NAV per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices. Although we are not currently authorized to issue shares of our common stock at a price below our NAV per share, we may seek stockholder approval of this proposal again at a special meeting of stockholders or our next annual meeting of stockholders. Our Board of Directors, subject to its fiduciary duties and regulatory requirements, has the discretion to determine the amount of the discount, and as a result, the discount could be up to 100% of NAV per share.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the applicable prospectus supplement. Unless the applicable prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the applicable prospectus supplement, and the applicable prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In compliance with the guidelines of the Financial Industry Regulatory Authority, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the applicable prospectus supplement may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Because we generally acquire and dispose of our investments in privately negotiated transactions, we typically do not use brokers in the normal course of business. However, from time to time, we may work with brokers to sell positions we have acquired in the securities of publicly listed companies or to acquire positions (principally equity) in companies where we see a market opportunity to acquire such securities at attractive valuations. In cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Securities we hold in connection with our investments are held under a custody agreement with Union Bank of California. The address of the custodian is 475 Sansome Street, 15th Floor, San Francisco, California 94111. We have also entered into a custody agreement with U.S. Bank National Association, which is located at One Federal Street, Third Floor, Boston, Massachusetts 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Dechert LLP, New York, NY. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

The consolidated financial statements as of December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2017 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(unaudited)

(dollars in thousands, except per share data)

	March 31, 2018	December 31, 2017
Assets
Investments:
Non-control/Non-affiliate investments (cost of $1,427,863 and $1,506,454, respectively)	$1,398,640	$1,491,458
Control investments (cost of $60,992 and $25,419, respectively)	54,413	19,461
Affiliate investments (cost of $87,423 and $87,956, respectively)	30,525	31,295

Total investments in securities, at value (cost of $1,576,278 and $1,619,829, respectively)	1,483,578	1,542,214
Cash and cash equivalents	118,228	91,309
Restricted cash	3,632	3,686
Interest receivable	11,087	12,262
Other assets	3,187	5,244

Total assets	$1,619,712	$1,654,715

Liabilities
Accounts payable and accrued liabilities	$18,789	$26,896
SBA Debentures, net (principal of $190,200 and $190,200, respectively)(1)	188,299	188,141
2022 Notes, net (principal of $150,000 and $150,000, respectively)(1)	147,698	147,572
2024 Notes, net (principal of $183,510 and $183,510, respectively)(1)	179,161	179,001
2021 Asset-Backed Notes, net (principal of $33,575 and $49,153, respectively)(1)	33,156	48,650
2022 Convertible Notes, net (principal of $230,000 and $230,000, respectively)(1)	223,878	223,488

Total liabilities	$790,981	$813,748

Net assets consist of:
Common stock, par value	85	85
Capital in excess of par value	916,738	908,501
Unrealized depreciation on investments(2)	(94,957)	(79,760)
Accumulated undistributed realized gains (losses) on investments	(25,294)	(20,374)
Undistributed net investment income	32,159	32,515

Total net assets	$828,731	$840,967

Total liabilities and net assets	$1,619,712	$1,654,715

Shares of common stock outstanding ($0.001 par value, 200,000,000 authorized)	85,239	84,424
Net asset value per share	$9.72	$9.96

(1)

The Company’s SBA Debentures, 2022 Notes, 2024 Notes, 2021 Asset-Backed Notes and 2022 Convertible Notes, as each term is defined herein, are presented net of the associated debt issuance costs for each instrument. See “Note 4—Borrowings”.

(2)

Amounts include $2.3 million and $2.1 million in net unrealized depreciation on other assets and accrued liabilities, including escrow receivables, and estimated taxes payable as of March 31, 2018 and December 31, 2017, respectively.

See notes to consolidated financial statements.

The following table presents the assets and liabilities of our consolidated securitization trust for the 2021 Asset-Backed Notes (see Note 4), which is a variable interest entity (“VIE”). The assets of our securitization VIE can only be used to settle obligations of our consolidated securitization VIE, these liabilities are only the obligations of our consolidated securitization VIE, and the creditors (or beneficial interest holders) do not have recourse to our general credit. These assets and liabilities are included in the Consolidated Statement of Assets and Liabilities above.

(Dollars in thousands)	March 31, 2018	December 31, 2017
Assets
Restricted Cash	$3,632	$3,686
Total investments in securities, at value (cost of $117,441 and $146,208, respectively)	112,826	144,513

Total assets	$116,458	$148,199

Liabilities
2021 Asset-Backed Notes, net (principal of $33,575 and $49,153, respectively)(1)	$33,156	$48,650

Total liabilities	$33,156	$48,650

(1)	The Company’s 2021 Asset-Backed Notes are presented net of the associated debt issuance costs. See “Note 4—Borrowings”.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,
	2018	2017
Investment income:
Interest income
Non-control/Non-affiliate investments	$41,834	$42,345
Control investments	586	514
Affiliate investments	561	2

Total interest income	42,981	42,861

Fee income
Commitment, facility and loan fee income:
Non-control/Non-affiliate investments	2,440	2,934
Control investments	—	5
Affiliate investments	108	—

Total commitment, facility and loan fee income	2,548	2,939

One-time fee income:
Non-control/Non-affiliate investments	3,171	565

Total one-time fee income	3,171	565

Total fee income	5,719	3,504
Total investment income	48,700	46,365
Operating expenses:
Interest	9,386	9,607
Loan fees	1,175	2,838
General and administrative	4,009	4,064
Employee compensation:
Compensation and benefits	5,758	5,345
Stock-based compensation	2,309	1,833

Total employee compensation	8,067	7,178

Total operating expenses	22,637	23,687

Net investment income	26,063	22,678
Net realized gain (loss) on investments
Non-control/Non-affiliate investments	(3,512)	3,288
Control investments	(1,408)	(51)

Total net realized gain (loss) on investments	(4,920)	3,237

Net change in unrealized appreciation (depreciation) on investments
Non-control/Non-affiliate investments	(14,340)	(32,155)
Control investments	(620)	213
Affiliate investments	(237)	439

Total net unrealized appreciation (depreciation) on investments	(15,197)	(31,503)

Total net realized and unrealized gain (loss)	(20,117)	(28,266)

Net increase (decrease) in net assets resulting from operations	$5,946	$(5,588)

Net investment income before investment gains and losses per common share:
Basic	$0.31	$0.28

Change in net assets resulting from operations per common share:
Basic	$0.07	$(0.07)

Diluted	$0.07	$(0.07)

Weighted average shares outstanding
Basic	84,596	81,420

Diluted	84,666	81,420

Distributions declared per common share:
Basic	$0.31	$0.31

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(unaudited)

(dollars and shares in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation (Depreciation) on Investments	Accumulated Undistributed Realized Gains (Losses) on Investments	Undistributed Net Investment Income	Net Assets
	Shares	Par Value
Balance at December 31, 2016	79,555	$80	$839,657	$(89,025)	$14,314	$22,918	$787,944

Net increase (decrease) in net assets resulting from operations	—	—	—	(31,503)	3,237	22,678	(5,588)
Public offering, net of offering expenses	3,309	3	46,945	—	—	—	46,948
Issuance of common stock due to stock option exercises	24	—	181	—	—	—	181
Retired shares from net issuance	(16)	—	(140)	—	—	—	(140)
Issuance of common stock under restricted stock plan	4	—	—	—	—	—	—
Retired shares for restricted stock vesting	(101)	—	(1,433)	—	—	—	(1,433)
Distributions reinvested in common stock	26	—	388	—	—	—	388
Issuance of Convertible Notes	—	—	3,413	—	—	—	3,413
Distributions	—	—	—	—	—	(25,667)	(25,667)
Stock-based compensation(1)	—	—	1,850	—	—	—	1,850

Balance at March 31, 2017	82,801	$83	$890,861	$(120,528)	$17,551	$19,929	$807,896

Balance at December 31, 2017	84,424	$85	$908,501	$(79,760)	$(20,374)	$32,515	$840,967

Net increase (decrease) in net assets resulting from operations	—	—	—	(15,197)	(4,920)	26,063	5,946
Public offering, net of offering expenses	478	—	5,952	—	—	—	5,952
Issuance of common stock due to stock option exercises	38	—	432	—	—	—	432
Retired shares from net issuance	(36)	—	(446)	—	—	—	(446)
Issuance of common stock under restricted stock plan	336	—	—	—	—	—	—
Retired shares for restricted stock vesting	(36)	—	(446)	—	—	—	(446)
Distributions reinvested in common stock	35	—	426	—	—	—	426
Distributions	—	—	—	—	—	(26,419)	(26,419)
Stock-based compensation(1)	—	—	2,319	—	—	—	2,319

Balance at March 31, 2018	85,239	$85	$916,738	$(94,957)	$(25,294)	$32,159	$828,731

(1)	Stock-based compensation includes $10 and $17 of restricted stock and option expense related to director compensation for the three months ended March 31, 2018 and 2017, respectively.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(unaudited)

(dollars in thousands)

	For the Three Months Ended March 31,
	2018	2017
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$5,946	$(5,588)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(236,285)	(153,665)
Principal and fee payments received on investments	280,181	141,798
Proceeds from the sale of investments	1,582	11,995
Net unrealized depreciation (appreciation) on investments	15,197	31,503
Net realized loss (gain) on investments	4,920	(3,237)
Accretion of paid-in-kind principal	(2,507)	(2,199)
Accretion of loan discounts	(763)	(1,924)
Accretion of loan discount on Convertible Notes	168	112
Accretion of loan exit fees	(4,407)	(6,574)
Change in deferred loan origination revenue	631	284
Unearned fees related to unfunded commitments	321	976
Amortization of debt fees and issuance costs	840	2,508
Depreciation	46	52
Stock-based compensation and amortization of restricted stock grants(1)	2,319	1,850
Change in operating assets and liabilities:
Interest and fees receivable	1,175	130
Prepaid expenses and other assets	1,870	(1,061)
Accounts payable	(194)	1
Accrued liabilities	(8,025)	(5,255)

Net cash provided by (used in) operating activities	63,015	11,706
Cash flows from investing activities:
Purchases of capital equipment	(72)	(39)

Net cash provided by (used in) investing activities	(72)	(39)
Cash flows from financing activities:
Issuance of common stock, net	5,952	46,948
Retirement of employee shares	(460)	(1,392)
Distributions paid	(25,993)	(25,279)
Issuance of 2022 Convertible Notes	—	230,000
Issuance of 2024 Notes	—	5,637
Repayments of 2019 Notes	—	(110,365)
Repayments of 2021 Asset-Backed Notes	(15,577)	(7,794)
Borrowings of credit facilities	—	8,497
Repayments of credit facilities	—	(13,513)
Cash paid for debt issuance costs	—	(4,456)
Fees paid for credit facilities and debentures	—	(252)

Net cash provided by (used in) financing activities	(36,078)	128,031
Net increase (decrease) in cash, cash equivalents and restricted cash	26,865	139,698

Cash, cash equivalents and restricted cash at beginning of period	94,995	21,366

Cash, cash equivalents and restricted cash at end of period	$121,860	$161,064

Supplemental non-cash investing and financing activities:
Distributions reinvested	426	388

(1)	Stock-based compensation includes $10 and $17 of restricted stock and option expense related to director compensation for the three months ended March 31, 2018 and 2017, respectively.

See notes to consolidated financial statements.

The following table presents a reconciliation of cash, cash equivalents and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sum to the total of the same such amounts in the Consolidated Statement of Cash Flows:

	For the Three Months Ended March 31,
(Dollars in thousands)	2018	2017
Cash and cash equivalents	$118,228	$148,140
Restricted cash	3,632	12,924

Total cash, cash equivalents and restricted cash presented in the Consolidated Statements of Cash Flows	$121,860	$161,064

See “Note 2—Summary of Significant Accounting Policies” and “Note 11—Recent Accounting Pronouncements” for a description of restricted cash and cash equivalents.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Debt Investments
Biotechnology Tools
1-5 Years Maturity

Exicure, Inc.(12)	Biotechnology Tools	Senior Secured	September 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%, 3.85% Exit Fee	$4,999	$5,135	$5,151

Subtotal: 1-5 Years Maturity						5,135	5,151

Subtotal: Biotechnology Tools (0.62%)*						5,135	5,151

Communications & Networking
Under 1 Year Maturity
OpenPeak, Inc.(8)	Communications & Networking	Senior Secured	April 2018	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$11,464	8,228	—

Subtotal: Under 1 Year Maturity						8,228	—

Subtotal: Communications & Networking (0.00%)*						8,228	—

Consumer & Business Products
Under 1 Year Maturity
Gadget Guard (p.k.a. Antenna79)(15)	Consumer & Business Products	Senior Secured	December 2018	Interest rate PRIME + 6.00% or Floor rate of 9.50%	$1,000	1,000	1,000

Subtotal: Under 1 Year Maturity						1,000	1,000

1-5 Years Maturity
Gadget Guard (p.k.a. Antenna79)(15)	Consumer & Business Products	Senior Secured	December 2019	Interest rate PRIME + 7.45% or Floor rate of 10.95%, 2.95% Exit Fee	$18,043	18,245	18,133

Subtotal: 1-5 Years Maturity						18,245	18,133

Subtotal: Consumer & Business Products (2.31%)*						19,245	19,133

Diversified Financial Services
1-5 Years Maturity
Gibraltar Business Capital, LLC(7)	Diversified Financial Services	Unsecured	March 2023	Interest rate FIXED 14.50%	$10,000	9,802	9,802

Subtotal: 1-5 Years Maturity						9,802	9,802

Subtotal: Diversified Financial Services (1.18%)*						9,802	9,802

Drug Delivery
Under 1 Year Maturity
Agile Therapeutics, Inc.(11)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 4.75% or Floor rate of 9.00%, 3.70% Exit Fee	$9,272	9,746	9,747
Pulmatrix Inc.(9)(11)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.25% or Floor rate of 9.50%, 3.50% Exit Fee	$2,540	2,764	2,764
ZP Opco, Inc (p.k.a. Zosano Pharma)(11)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 2.70% or Floor rate of 7.95%, 2.87% Exit Fee	$4,789	5,108	5,108

Subtotal: Under 1 Year Maturity						17,618	17,619

1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(10)(11)(15)	Drug Delivery	Senior Secured	March 2020	Interest rate PRIME + 6.05% or Floor rate of 9.55%, 11.69% Exit Fee	$16,791	17,275	17,199
Antares Pharma Inc.(10)(15)	Drug Delivery	Senior Secured	July 2022	Interest rate PRIME + 4.50% or Floor rate of 9.25%, 4.25% Exit Fee	$25,000	25,079	24,970

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Edge Therapeutics, Inc.(12)	Drug Delivery	Senior Secured	August 2020	Interest rate PRIME + 4.65% or Floor rate of 9.15%, 4.95% Exit Fee	$20,000	$20,401	$20,167

Subtotal: 1-5 Years Maturity						62,755	62,336

Subtotal: Drug Delivery (9.65%)*						80,373	79,955

Drug Discovery & Development
Under 1 Year Maturity
CytRx Corporation(11)(15)	Drug Discovery & Development	Senior Secured	August 2018	Interest rate PRIME + 6.00% or Floor rate of 9.50%, 7.09% Exit Fee	$8,946	10,393	10,393
Epirus Biopharmaceuticals, Inc.(8)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%, 3.00% Exit Fee	$2,277	2,561	—
Genocea Biosciences, Inc.(11)	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 2.25% or Floor rate of 7.25%, 4.95% Exit Fee	$13,316	14,005	14,005

Subtotal: Under 1 Year Maturity						26,959	24,398

1-5 Years Maturity
Auris Medical Holding, AG(5)(10)	Drug Discovery & Development	Senior Secured	January 2020	Interest rate PRIME + 6.05% or Floor rate of 9.55%, 5.75% Exit Fee	$8,836	9,199	9,204
Aveo Pharmaceuticals, Inc.(10)(13)	Drug Discovery & Development	Senior Secured	July 2021	Interest rate PRIME + 4.70% or Floor rate of 9.45%, 5.40% Exit Fee	$10,000	9,936	9,818
	Drug Discovery & Development	Senior Secured	July 2021	Interest rate PRIME + 4.70% or Floor rate of 9.45%, 3.00% Exit Fee	$10,000	9,990	9,948

Total Aveo Pharmaceuticals, Inc.					$20,000	19,926	19,766
Axovant Sciences Ltd.(5)(10)	Drug Discovery & Development	Senior Secured	March 2021	Interest rate PRIME + 6.80% or Floor rate of 10.55%	$55,000	53,783	53,670
Brickell Biotech, Inc.(12)	Drug Discovery & Development	Senior Secured	September 2019	Interest rate PRIME + 5.70% or Floor rate of 9.20%, 7.49% Exit Fee	$5,834	6,178	6,166
Chemocentryx, Inc.(10)(15)(17)	Drug Discovery & Development	Senior Secured	December 2021	Interest rate PRIME + 3.30% or Floor rate of 8.05%, 6.25% Exit Fee	$5,000	4,973	4,973
Mesoblast(5)(10)	Drug Discovery & Development	Senior Secured	March 2022	Interest rate PRIME + 4.95% or Floor rate of 9.45%, 6.95% Exit Fee	$35,000	34,682	34,682
Metuchen Pharmaceuticals LLC(12)(14)	Drug Discovery & Development	Senior Secured	October 2020	Interest rate PRIME + 7.25% or Floor rate of 10.75%, PIK Interest 1.35%, 2.25% Exit Fee	$25,648	25,923	25,793
Motif BioSciences Inc.(15)	Drug Discovery & Development	Senior Secured	September 2021	Interest rate PRIME + 5.50% or Floor rate of 10.00%, 2.15% Exit Fee	$15,000	14,711	14,711
Myovant Sciences, Ltd.(5)(10)(13)	Drug Discovery & Development	Senior Secured	May 2021	Interest rate PRIME + 4.00% or Floor rate of 8.25%, 6.55% Exit Fee	$40,000	39,445	39,444
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(15)	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 4.50% Exit Fee	$40,000	40,347	39,931
	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 4.50% Exit Fee	$10,000	10,094	9,984

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 2.25% Exit Fee	$10,000	$9,996	$9,904

Total Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)					$60,000	60,437	59,819
Stealth Bio Therapeutics Corp.(5)(10)(12)	Drug Discovery & Development	Senior Secured	January 2021	Interest rate PRIME + 5.50% or Floor rate of 9.50%, 5.00% Exit Fee	$20,000	19,910	19,672
Tricida, Inc.(15)	Drug Discovery & Development	Senior Secured	March 2022	Interest rate PRIME + 3.35% or Floor rate of 8.35%, 11.14% Exit Fee	$25,000	24,607	24,607
uniQure B.V.(5)(10)(11)	Drug Discovery & Development	Senior Secured	May 2020	Interest rate PRIME + 3.00% or Floor rate of 8.25%, 5.48% Exit Fee	$20,000	20,668	20,579
Verastem, Inc.(12)	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	4,980	4,942
	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	5,016	4,978
	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	4,978	4,939

Total Verastem, Inc.					$15,000	14,974	14,859

Subtotal: 1-5 Years Maturity						349,416	347,945

Subtotal: Drug Discovery & Development (44.93%)*						376,375	372,343

Electronics & Computer Hardware
1-5 Years Maturity
908 DEVICES INC.(15)	Electronics & Computer Hardware	Senior Secured	September 2020	Interest rate PRIME + 4.00% or Floor rate of 8.25%, 4.25% Exit Fee	$10,000	10,061	9,864
Glo AB(5)(10)(14)	Electronics & Computer Hardware	Senior Secured	February 2021	Interest rate PRIME + 6.20% or Floor rate of 10.45%, PIK Interest 1.75%, 2.95% Exit Fee	$12,030	11,933	11,933

Subtotal: 1-5 Years Maturity						21,994	21,797

Subtotal: Electronics & Computer Hardware (2.63%)*						21,994	21,797

Healthcare Services, Other
1-5 Years Maturity
Medsphere Systems Corporation(14)(15)	Healthcare Services, Other	Senior Secured	February 2021	Interest rate PRIME + 4.75% or Floor rate of 9.00%, PIK Interest 1.75%	$17,685	17,536	17,536
	Healthcare Services, Other	Senior Secured	February 2021	Interest rate PRIME + 4.75% or Floor rate of 9.00%, PIK Interest 1.75%	$5,031	4,990	4,990

Total Medsphere Systems Corporation					$22,716	22,526	22,526
Oak Street Health(12)(17)	Healthcare Services, Other	Senior Secured	September 2021	Interest rate PRIME + 5.00% or Floor rate of 9.75%, 5.95% Exit Fee	$20,000	20,083	19,836
PH Group Holdings(13)	Healthcare Services, Other	Senior Secured	September 2020	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$20,000	19,896	19,703

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
	Healthcare Services, Other	Senior Secured	September 2020	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$10,000	$9,934	$9,794

Total PH Group Holdings					$30,000	29,830	29,497

Subtotal: 1-5 Years Maturity						72,439	71,859

Subtotal: Healthcare Services, Other (8.67%)*						72,439	71,859

Information Services
1-5 Years Maturity
MDX Medical, Inc.(14)(15)(19)	Information Services	Senior Secured	December 2020	Interest rate PRIME + 4.00% or Floor rate of 8.25%, PIK Interest 1.70%	$15,100	14,702	14,410
Netbase Solutions, Inc.(13)(14)	Information Services	Senior Secured	August 2020	Interest rate PRIME + 6.00% or Floor rate of 10.00%, PIK Interest 2.00%, 3.00% Exit Fee	$9,096	8,855	8,815

Subtotal: 1-5 Years Maturity						23,557	23,225

Subtotal: Information Services (2.80%)*						23,557	23,225

Internet Consumer & Business Services
Under 1 Year Maturity
The Faction Group	Internet Consumer & Business Services	Senior Secured	January 2019	Interest rate PRIME + 4.75% or Floor rate of 8.25%	$2,000	2,000	2,000

Subtotal: Under 1 Year Maturity						2,000	2,000

1-5 Years Maturity
AppDirect, Inc.(19)	Internet Consumer & Business Services	Senior Secured	January 2022	Interest rate PRIME + 5.70% or Floor rate of 9.95%, 3.45% Exit Fee	$10,000	9,918	9,918
Aria Systems, Inc.(11)(14)	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 3.20% or Floor rate of 6.95%, PIK Interest 1.95%, 1.75% Exit Fee	$2,113	2,124	1,240
	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 5.20% or Floor rate of 8.95%, PIK Interest 1.95%, 1.75% Exit Fee	$18,924	19,019	11,108

Total Aria Systems, Inc.					$21,037	21,143	12,348
Art.com, Inc.(14)(15)	Internet Consumer & Business Services	Senior Secured	April 2021	Interest rate PRIME + 5.40% or Floor rate of 10.15%, PIK Interest 1.70%, 1.50% Exit Fee	$10,000	9,812	9,812
Greenphire Inc.(17)	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate 3-month LIBOR + 8.00% or Floor rate of 9.00%	$3,658	3,658	3,658
	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate PRIME + 3.75% or Floor rate of 7.00%	$1,500	1,500	1,500

Total Greenphire Inc.					$5,158	5,158	5,158
Intent Media, Inc.(14)(15)	Internet Consumer & Business Services	Senior Secured	May 2019	Interest rate PRIME + 5.25% or Floor rate of 8.75%, PIK Interest 1.00%, 2.00% Exit Fee	$5,063	5,053	5,056
	Internet Consumer & Business Services	Senior Secured	May 2019	Interest rate PRIME + 5.50% or Floor rate of 9.00%, PIK Interest 2.35%, 2.00% Exit Fee	$2,032	2,014	2,014

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
	Internet Consumer & Business Services	Senior Secured	May 2019	Interest rate PRIME + 5.50% or Floor rate of 9.00%, PIK Interest 2.50%, 2.00% Exit Fee	$2,034	$2,016	$2,016

Total Intent Media, Inc.					$9,129	9,083	9,086
Interactions Corporation(19)	Internet Consumer & Business Services	Senior Secured	March 2021	Interest rate 3-month LIBOR + 8.60% or Floor rate of 9.85%, 1.75% Exit Fee	$25,000	25,032	25,032
LogicSource(15)	Internet Consumer & Business Services	Senior Secured	October 2019	Interest rate PRIME + 6.25% or Floor rate of 9.75%, 5.00% Exit Fee	$5,645	5,935	5,933
Snagajob.com, Inc.(13)(14)	Internet Consumer & Business Services	Senior Secured	July 2020	Interest rate PRIME + 5.15% or Floor rate of 9.15%, PIK Interest 1.95%, 2.55% Exit Fee	$41,223	41,010	41,166
Tectura Corporation(7)(8)(9)(14)	Internet Consumer & Business Services	Senior Secured	June 2021	Interest rate FIXED 6.00%, PIK Interest 3.00%	$20,450	20,450	17,095
	Internet Consumer & Business Services	Senior Secured	June 2021	PIK Interest 8.00%	$10,680	240	—

Total Tectura Corporation					$31,130	20,690	17,095
The Faction Group	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate 3-month LIBOR + 9.25% or Floor rate of 10.25%	$8,000	8,000	8,000
Wheels Up Partners LLC	Internet Consumer & Business Services	Senior Secured	July 2022	Interest rate 3-month LIBOR + 8.55% or Floor rate of 9.55%	$22,406	22,191	22,191

Subtotal: 1-5 Years Maturity						177,972	165,739

Subtotal: Internet Consumer & Business Services (20.24%)*						179,972	167,739

Media/Content/Info
1-5 Years Maturity
Bustle(14)(15)	Media/Content/Info	Senior Secured	June 2021	Interest rate PRIME + 4.10% or Floor rate of 8.35%, PIK Interest 1.95%, 1.95% Exit Fee	$15,089	15,032	15,032
FanDuel, Inc.(9)(12)(14)	Media/Content/Info	Senior Secured	November 2019	Interest rate PRIME + 7.25% or Floor rate of 10.75%, 10.41% Exit Fee	$19,354	20,072	19,941
	Media/Content/Info	Convertible Debt	September 2020	PIK Interest 25.00%	$1,000	1,000	1,000

Total FanDuel, Inc.					$20,354	21,072	20,941

Subtotal: 1-5 Years Maturity						36,104	35,973

Subtotal: Media/Content/Info (4.34%)*						36,104	35,973

Medical Devices & Equipment
Under 1 Year Maturity
Aspire Bariatrics, Inc.(15)	Medical Devices & Equipment	Senior Secured	October 2018	Interest rate PRIME + 4.00% or Floor rate of 9.25%, 6.85% Exit Fee	$1,793	2,148	839

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Quanterix Corporation(11)	Medical Devices & Equipment	Senior Secured	March 2019	Interest rate PRIME + 2.75% or Floor rate of 8.00%, 4.00% Exit Fee	$8,591	$8,569	$8,569

Subtotal: Under 1 Year Maturity						10,717	9,408

1-5 Years Maturity
Intuity Medical, Inc.(15)	Medical Devices & Equipment	Senior Secured	June 2021	Interest rate PRIME + 5.00% or Floor rate of 9.25%, 4.95% Exit Fee	$17,500	17,132	17,132
Micell Technologies, Inc.(12)	Medical Devices & Equipment	Senior Secured	August 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%, 5.00% Exit Fee	$4,715	5,030	4,981
Quanta Fluid Solutions(5)(10)(11)	Medical Devices & Equipment	Senior Secured	April 2020	Interest rate PRIME + 8.05% or Floor rate of 11.55%, 5.00% Exit Fee	$8,848	9,220	9,150
Sebacia, Inc.(15)	Medical Devices & Equipment	Senior Secured	July 2020	Interest rate PRIME + 4.35% or Floor rate of 8.85%, 6.05% Exit Fee	$8,000	7,988	7,979
Tela Bio, Inc.(15)	Medical Devices & Equipment	Senior Secured	December 2020	Interest rate PRIME + 4.95% or Floor rate of 9.45%, 3.15% Exit Fee	$5,000	5,004	4,989

Subtotal: 1-5 Years Maturity						44,374	44,231

Subtotal: Medical Devices & Equipment (6.47%)*						55,091	53,639

Software
Under 1 Year Maturity
Clickfox, Inc.(13)	Software	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.50%, 12.01% Exit Fee	$2,592	4,012	4,012
Digital Train Limited(15)	Software	Unsecured	July 2018	Interest rate 12-month LIBOR + 2.50%	$5,671	5,671	4,073

Subtotal: Under 1 Year Maturity						9,683	8,085

1-5 Years Maturity
Banker’s Toolbox, Inc(18)	Software	Senior Secured	March 2023	Interest rate 3-month LIBOR + 7.94% or Floor rate of 8.94%	$16,500	16,139	16,139
Clarabridge, Inc.(12)(14)	Software	Senior Secured	April 2021	Interest rate PRIME + 4.80% or Floor rate of 8.55%, PIK Interest 3.25%	$41,226	41,205	41,164
Emma, Inc.	Software	Senior Secured	September 2022	Interest rate daily LIBOR + 7.75% or Floor rate of 8.75%	$50,000	48,629	47,785
Evernote Corporation(14)(15)(17)(19)	Software	Senior Secured	October 2020	Interest rate PRIME + 5.45% or Floor rate of 8.95%	$6,000	5,976	6,065
	Software	Senior Secured	July 2021	Interest rate PRIME + 6.00% or Floor rate of 9.50%, PIK Interest 1.25%	$4,035	4,013	3,988

Total Evernote Corporation					$10,035	9,989	10,053
Fuze, Inc.(13)(14)(15)(19)	Software	Senior Secured	July 2021	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.55%, 3.55% Exit Fee	$50,528	50,776	50,413
Impact Radius Holdings, Inc.(14)(17)	Software	Senior Secured	December 2020	Interest rate PRIME + 4.25% or Floor rate of 8.75%, PIK Interest 1.55%, 1.75% Exit Fee	$10,073	10,091	9,945

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Insurance Technologies Corp.(17)	Software	Senior Secured	March 2023	Interest rate 3-month LIBOR + 7.75% or Floor rate of 8.75%	$12,500	$12,250	$12,250
Lightbend, Inc.(14)(15)	Software	Senior Secured	August 2021	Interest rate PRIME + 4.25% or Floor rate of 8.50%, PIK Interest 2.00%	$11,009	10,806	10,806
Lithium Technologies, Inc.(17)	Software	Senior Secured	October 2022	Interest rate 1-month LIBOR + 8.00% or Floor rate of 9.00%	$12,000	11,751	11,751
Microsystems Holding Company, LLC(19)	Software	Senior Secured	July 2022	Interest rate 3-month LIBOR + 8.25% or Floor rate of 9.25%	$12,000	11,829	11,829
OneLogin, Inc.(14)(15)	Software	Senior Secured	August 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%, PIK Interest 3.25%	$16,012	15,953	16,113
PerfectServe, Inc.	Software	Senior Secured	April 2021	Interest rate 3-month LIBOR + 9.00% or Floor rate of 10.00%, 2.50% Exit Fee	$16,000	16,057	16,057
	Software	Senior Secured	April 2021	Interest rate 3-month LIBOR + 9.00% or Floor rate of 10.00%, 2.50% Exit Fee	$4,000	4,013	4,013

Total PerfectServe, Inc.					$20,000	20,070	20,070
Pollen, Inc.(15)	Software	Senior Secured	April 2019	Interest rate PRIME + 4.25% or Floor rate of 8.50%, 4.00% Exit Fee	$7,000	7,023	7,000
Poplicus, Inc.(8)(14)	Software	Senior Secured	May 2022	Interest rate FIXED 6.00%, PIK Interest 3.00%	$1,250	1,250	—
Quid, Inc.(14)(15)	Software	Senior Secured	October 2019	Interest rate PRIME + 4.75% or Floor rate of 8.25%, PIK Interest 2.25%, 3.00% Exit Fee	$8,350	8,480	8,494
RapidMiner, Inc.(14)	Software	Senior Secured	December 2020	Interest rate PRIME + 5.50% or Floor rate of 9.75%, PIK Interest 1.65%	$7,030	7,004	7,004
Regent Education(14)	Software	Senior Secured	January 2021	Interest rate FIXED 10.00%, PIK Interest 2.00%, 6.35% Exit Fee	$3,302	3,316	3,316
Signpost, Inc.(14)	Software	Senior Secured	February 2020	Interest rate PRIME + 4.15% or Floor rate of 8.15%, PIK Interest 1.75%, 3.75% Exit Fee	$15,578	15,742	15,612
Vela Trading Technologies(18)	Software	Senior Secured	July 2022	Interest rate daily LIBOR + 9.50% or Floor rate of 10.50%	$20,000	19,518	19,143
Wrike, Inc.(14)(17)(19)	Software	Senior Secured	February 2021	Interest rate PRIME + 6.00% or Floor rate of 9.50%, PIK Interest 2.00%, 3.00% Exit Fee	$10,215	10,062	10,043
ZocDoc(19)	Software	Senior Secured	April 2021	Interest rate 3-month LIBOR + 9.50% or Floor rate of 10.50%, 1.00% Exit Fee	$20,000	20,026	20,026

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
	Software	Senior Secured	November 2021	Interest rate 3-month LIBOR + 9.50% or Floor rate of 10.50%, 1.00% Exit Fee	$10,000	$10,012	$10,012

Total ZocDoc					$30,000	30,038	30,038

Subtotal: 1-5 Years Maturity						361,921	358,968

Subtotal: Software (44.29%)*						371,604	367,053

Surgical Devices
1-5 Years Maturity
Transmedics, Inc.(13)	Surgical Devices	Senior Secured	February 2020	Interest rate PRIME + 5.30% or Floor rate of 9.55%, 6.70% Exit Fee	$7,608	7,927	7,912

Subtotal: 1-5 Years Maturity						7,927	7,912

Subtotal: Surgical Devices (0.95%)*						7,927	7,912

Sustainable and Renewable Technology
Under 1 Year Maturity
Kinestral Technologies, Inc.	Sustainable and Renewable Technology	Senior Secured	October 2018	Interest rate 3-month LIBOR + 7.75% or Floor rate of 8.75%, 3.23% Exit Fee	$2,707	2,739	2,739
Rive Technology, Inc.(15)	Sustainable and Renewable Technology	Senior Secured	January 2019	Interest rate PRIME + 6.20% or Floor rate of 9.45%, 4.00% Exit Fee	$3,318	3,583	3,583

Subtotal: Under 1 Year Maturity						6,322	6,322

1-5 Years Maturity
ChargePoint Inc.(19)	Sustainable and Renewable Technology	Senior Secured	August 2020	Interest rate 3-month LIBOR + 8.75% or Floor rate of 9.75%, 2.00% Exit Fee	$17,576	17,630	17,630
FuelCell Energy, Inc.(12)	Sustainable and Renewable Technology	Senior Secured	April 2020	Interest rate PRIME + 5.40% or Floor rate of 9.90%, 6.68% Exit Fee	$13,091	12,827	12,824
	Sustainable and Renewable Technology	Senior Secured	April 2020	Interest rate PRIME + 5.40% or Floor rate of 9.90%, 8.50% Exit Fee	$11,909	13,452	13,452

Total FuelCell Energy, Inc.					$25,000	26,279	26,276
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)	Sustainable and Renewable Technology	Senior Secured	August 2019	Interest rate PRIME + 8.70% or Floor rate of 12.95%, 4.50% Exit Fee	$12,000	11,770	11,683
Metalysis Limited(5)(10)	Sustainable and Renewable Technology	Senior Secured	March 2021	Interest rate PRIME + 5.00% or Floor rate of 9.25%, 6.95% Exit Fee	$7,500	7,418	7,418
Proterra, Inc.(11)(14)(17)	Sustainable and Renewable Technology	Senior Secured	November 2020	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.75%, 5.95% Exit Fee	$25,146	26,185	26,197
	Sustainable and Renewable Technology	Senior Secured	November 2020	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.75%, 7.00% Exit Fee	$5,029	5,224	5,219

Total Proterra, Inc.					$30,175	31,409	31,416

Subtotal: 1-5 Years Maturity						94,506	94,423

Subtotal: Sustainable and Renewable Technology (12.16%)*						100,828	100,745

Total: Debt Investments (161.25%)*						1,368,674	1,336,326

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Equity Investments
Biotechnology Tools
NuGEN Technologies, Inc.(15)	Biotechnology Tools	Equity	Common Stock	55,780	$500	$—

Subtotal: Biotechnology Tools (0.00%)*					500	—

Communications & Networking
Achilles Technology Management Co II, Inc.(7)(15)	Communications & Networking	Equity	Common Stock	100	3,100	117
GlowPoint, Inc.(4)	Communications & Networking	Equity	Common Stock	114,192	102	25
Peerless Network Holdings, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	6,060

Subtotal: Communications & Networking (0.75%)*					4,202	6,202

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	911

Subtotal: Diagnostic (0.11%)*					750	911

Diversified Financial Services
Gibraltar Business Capital, LLC(7)	Diversified Financial Services	Equity	Preferred Series A	10,602,752	25,538	25,538
	Diversified Financial Services	Equity	Common Stock	830,000	1,861	1,861

Total Gibraltar Business Capital, LLC				11,432,752	27,399	27,399

Subtotal: Diversified Financial Services (3.31%)*					27,399	27,399

Drug Delivery
AcelRx Pharmaceuticals, Inc.(4)(10)	Drug Delivery	Equity	Common Stock	54,240	108	114
BioQ Pharma Incorporated(15)	Drug Delivery	Equity	Preferred Series D	165,000	500	891
Edge Therapeutics, Inc.(4)	Drug Delivery	Equity	Common Stock	49,965	309	59
Neos Therapeutics, Inc.(4)(15)	Drug Delivery	Equity	Common Stock	125,000	1,500	1,038

Subtotal: Drug Delivery (0.25%)*					2,417	2,102

Drug Discovery & Development
Aveo Pharmaceuticals, Inc.(4)(10)(15)	Drug Discovery & Development	Equity	Common Stock	1,901,791	1,715	5,558
Axovant Sciences Ltd.(4)(5)(10)	Drug Discovery & Development	Equity	Common Stock	129,827	1,269	172
Cerecor, Inc.(4)	Drug Discovery & Development	Equity	Common Stock	119,087	1,000	511
Dare Biosciences, Inc. (p.k.a. Cerulean Pharma, Inc.)(4)	Drug Discovery & Development	Equity	Common Stock	13,550	1,000	11
Dicerna Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Equity	Common Stock	142,858	1,000	1,365
Dynavax Technologies(4)(10)	Drug Discovery & Development	Equity	Common Stock	20,000	550	398
Epirus Biopharmaceuticals, Inc.(4)	Drug Discovery & Development	Equity	Common Stock	200,000	1,000	—
Genocea Biosciences, Inc.(4)	Drug Discovery & Development	Equity	Common Stock	223,463	2,000	235
Insmed, Incorporated(4)	Drug Discovery & Development	Equity	Common Stock	70,771	1,000	1,230
Melinta Therapeutics(4)	Drug Discovery & Development	Equity	Common Stock	51,821	2,000	384
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(4)	Drug Discovery & Development	Equity	Common Stock	76,362	2,744	992

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Rocket Pharmaceuticals, Ltd (p.k.a. Inotek Pharmaceuticals Corporation)(4)	Drug Discovery & Development	Equity	Common Stock	944	$1,500	$18

Subtotal: Drug Discovery & Development (1.31%)*					16,778	10,874

Electronics & Computer Hardware
Identiv, Inc.(4)	Electronics & Computer Hardware	Equity	Common Stock	6,700	34	25

Subtotal: Electronics & Computer Hardware (0.00%)*					34	25

Information Services
DocuSign, Inc.	Information Services	Equity	Common Stock	385,000	6,081	8,379

Subtotal: Information Services (1.01%)*					6,081	8,379

Internet Consumer & Business Services
Blurb, Inc.(15)	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	175	80
Brigade Group, Inc. (p.k.a. Philotic, Inc.)	Internet Consumer & Business Services	Equity	Common Stock	9,023	93	—
Lightspeed POS, Inc.(5)(10)	Internet Consumer & Business Services	Equity	Preferred Series C	230,030	250	257
	Internet Consumer & Business Services	Equity	Preferred Series D	198,677	250	235

Total Lightspeed POS, Inc.				428,707	500	492
OfferUp, Inc.	Internet Consumer & Business Services	Equity	Preferred Series A	286,080	1,663	1,889
	Internet Consumer & Business Services	Equity	Preferred Series A-1	108,710	632	718

Total OfferUp, Inc.				394,790	2,295	2,607
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	416
	Internet Consumer & Business Services	Equity	Preferred Series H	87,802	250	233

Total Oportun (p.k.a. Progress Financial)				306,153	500	649
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Equity	Preferred Series AA	34,783	15	—
Tectura Corporation(7)	Internet Consumer & Business Services	Equity	Preferred Series BB	1,000,000	—	—

Subtotal: Internet Consumer & Business Services (0.46%)*					3,578	3,828

Media/Content/Info
Pinterest, Inc.	Media/Content/Info	Equity	Preferred Series Seed	620,000	4,085	4,389

Subtotal: Media/Content/Info (0.53%)*					4,085	4,389

Medical Devices & Equipment
AtriCure, Inc.(4)(15)	Medical Devices & Equipment	Equity	Common Stock	7,536	266	155
Flowonix Medical Incorporated	Medical Devices & Equipment	Equity	Preferred Series AA	221,893	1,500	—
Gelesis, Inc.(15)	Medical Devices & Equipment	Equity	Common Stock	198,202	—	996
	Medical Devices & Equipment	Equity	Preferred Series A-1	191,210	425	1,056
	Medical Devices & Equipment	Equity	Preferred Series A-2	191,626	500	1,009

Total Gelesis, Inc.				581,038	925	3,061

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Medrobotics Corporation(15)	Medical Devices & Equipment	Equity	Preferred Series E	136,798	$250	$209
	Medical Devices & Equipment	Equity	Preferred Series F	73,971	155	171
	Medical Devices & Equipment	Equity	Preferred Series G	163,934	500	442

Total Medrobotics Corporation				374,703	905	822
Optiscan Biomedical, Corp.(6)(15)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	345
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	100
	Medical Devices & Equipment	Equity	Preferred Series D	55,103,923	5,257	3,193
	Medical Devices & Equipment	Equity	Preferred Series E	31,199,131	2,609	2,618

Total Optiscan Biomedical, Corp.				94,415,930	11,521	6,256
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Equity	Preferred Series B	232,061	527	667
Quanterix Corporation(4)	Medical Devices & Equipment	Equity	Common Stock	84,778	1,000	1,445

Subtotal: Medical Devices & Equipment (1.50%)*					16,644	12,406

Software
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	87
Druva, Inc.	Software	Equity	Preferred Series 2	458,841	1,000	1,073
	Software	Equity	Preferred Series 3	93,620	300	313

Total Druva, Inc.				552,461	1,300	1,386
ForeScout Technologies, Inc.(4)	Software	Equity	Common Stock	199,842	529	6,483
HighRoads, Inc.	Software	Equity	Common Stock	190	307	—
NewVoiceMedia Limited(5)(10)	Software	Equity	Preferred Series E	669,173	963	1,392
Palantir Technologies	Software	Equity	Preferred Series E	727,696	5,431	4,923
	Software	Equity	Preferred Series G	326,797	2,211	2,211

Total Palantir Technologies				1,054,493	7,642	7,134
Sprinklr, Inc.	Software	Equity	Common Stock	700,000	3,749	3,752
WildTangent, Inc.(15)	Software	Equity	Preferred Series 3	100,000	402	172

Subtotal: Software (2.46%)*					14,943	20,406

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Equity	Preferred Series B	219,298	250	48
	Surgical Devices	Equity	Preferred Series C	656,538	282	65
	Surgical Devices	Equity	Preferred Series D	1,991,157	711	822
	Surgical Devices	Equity	Preferred Series E	2,786,367	429	542

Total Gynesonics, Inc.				5,653,360	1,672	1,477
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	427
	Surgical Devices	Equity	Preferred Series C	119,999	300	340
	Surgical Devices	Equity	Preferred Series D	260,000	650	1,071
	Surgical Devices	Equity	Preferred Series F	100,200	500	561

Total Transmedics, Inc.				569,160	2,550	2,399

Subtotal: Surgical Devices (0.47%)*					4,222	3,876

Sustainable and Renewable Technology
Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)	Sustainable and Renewable Technology	Equity	Common Stock	192	761	—
Modumetal, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series C	3,107,520	500	360

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Proterra, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series 5	99,280	$500	$527
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)(6)	Sustainable and Renewable Technology	Equity	Common Stock	288	61,502	12,315

Subtotal: Sustainable and Renewable Technology (1.59%)*					63,263	13,202

Total: Equity Investments (13.76%)*					164,896	113,999

Warrant Investments
Biotechnology Tools
Labcyte, Inc.(15)	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	323	494

Subtotal: Biotechnology Tools (0.06%)*					323	494

Communications & Networking
Peerless Network Holdings, Inc.	Communications & Networking	Warrant	Common Stock	3,328	—	16
	Communications & Networking	Warrant	Preferred Series A	135,000	95	550

Total Peerless Network Holdings, Inc.				138,328	95	566
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Common Stock	2,834,375	417	—

Subtotal: Communications & Networking (0.07%)*					512	566

Consumer & Business Products
Gadget Guard (p.k.a Antenna79)(15)	Consumer & Business Products	Warrant	Common Stock	1,662,441	228	—
Intelligent Beauty, Inc.(15)	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	233
The Neat Company(15)	Consumer & Business Products	Warrant	Preferred Series C-1	540,540	365	—

Subtotal: Consumer & Business Products (0.03%)*					823	233

Drug Delivery
AcelRx Pharmaceuticals, Inc.(4)(10)(15)	Drug Delivery	Warrant	Common Stock	176,730	786	66
Agile Therapeutics, Inc.(4)	Drug Delivery	Warrant	Common Stock	180,274	730	44
BioQ Pharma Incorporated	Drug Delivery	Warrant	Common Stock	459,183	1	1,155
Celsion Corporation(4)	Drug Delivery	Warrant	Common Stock	13,927	428	—
Dance Biopharm, Inc.(15)	Drug Delivery	Warrant	Common Stock	110,882	74	—
Edge Therapeutics, Inc.(4)	Drug Delivery	Warrant	Common Stock	78,595	390	25
Kaleo, Inc. (p.k.a. Intelliject, Inc.)	Drug Delivery	Warrant	Preferred Series B	82,500	594	1,076
Neos Therapeutics, Inc.(4)(15)	Drug Delivery	Warrant	Common Stock	70,833	285	71
Pulmatrix Inc.(4)	Drug Delivery	Warrant	Common Stock	25,150	116	—
ZP Opco, Inc (p.k.a. Zosano Pharma)(4)	Drug Delivery	Warrant	Common Stock	3,618	266	—

Subtotal: Drug Delivery (0.29%)*					3,670	2,437

Drug Discovery & Development
ADMA Biologics, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	89,750	295	31
Audentes Therapeutics, Inc(4)(10)(15)	Drug Discovery & Development	Warrant	Common Stock	9,914	62	142
Auris Medical Holding, AG(4)(5)(10)	Drug Discovery & Development	Warrant	Common Stock	15,672	249	2
Brickell Biotech, Inc.	Drug Discovery & Development	Warrant	Preferred Series C	26,086	119	65
Cerecor, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	22,328	70	25
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	—

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Cleveland BioLabs, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	7,813	$105	$1
Concert Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	132,069	545	1,091
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(4)	Drug Discovery & Development	Warrant	Common Stock	29,239	165	—
CytRx Corporation(4)(15)	Drug Discovery & Development	Warrant	Common Stock	105,694	160	48
Dare Biosciences, Inc. (p.k.a. Cerulean Pharma, Inc.)(4)	Drug Discovery & Development	Warrant	Common Stock	17,190	369	—
Dicerna Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
Epirus Biopharmaceuticals, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	64,194	276	—
Evofem Biosciences, Inc (p.k.a Neothetics, Inc.)(4)(15)	Drug Discovery & Development	Warrant	Common Stock	7,806	266	28
Fortress Biotech, Inc. (p.k.a. Coronado Biosciences, Inc.)(4)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	43
Genocea Biosciences, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	73,725	266	3
Immune Pharmaceuticals(4)	Drug Discovery & Development	Warrant	Common Stock	10,742	164	—
Melinta Therapeutics(4)	Drug Discovery & Development	Warrant	Common Stock	40,545	626	1
Motif BioSciences Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	73,452	282	254
Myovant Sciences, Ltd.(4)(5)(10)	Drug Discovery & Development	Warrant	Common Stock	73,710	460	831
Neuralstem, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	5,783	77	—
Ology Bioservices, Inc. (p.k.a. Nanotherapeutics, Inc.)(15)	Drug Discovery & Development	Warrant	Common Stock	171,389	838	—
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(4)(15)	Drug Discovery & Development	Warrant	Common Stock	75,214	178	82
Savara Inc. (p.k.a. Mast Therapeutics, Inc.)(4)(15)	Drug Discovery & Development	Warrant	Common Stock	32,467	203	93
Sorrento Therapeutics, Inc.(4)(10)	Drug Discovery & Development	Warrant	Common Stock	306,748	889	704
Stealth Bio Therapeutics Corp.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series A	650,000	158	150
Tricida, Inc.(15)	Drug Discovery & Development	Warrant	Common Stock	212,765	223	217
uniQure B.V.(4)(5)(10)	Drug Discovery & Development	Warrant	Common Stock	37,174	218	334
XOMA Corporation(4)(10)(15)	Drug Discovery & Development	Warrant	Common Stock	9,063	279	9

Subtotal: Drug Discovery & Development (0.50%)*					8,202	4,154

Electronics & Computer Hardware
908 DEVICES INC.(15)	Electronics & Computer Hardware	Warrant	Preferred Series D	79,856	100	84
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	12	—

Subtotal: Electronics & Computer Hardware (0.01%)*					112	84

Healthcare Services, Other
Chromadex Corporation(4)(15)	Healthcare Services, Other	Warrant	Common Stock	139,673	157	182

Subtotal: Healthcare Services, Other (0.02%)*					157	182

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Information Services
INMOBI Inc.(5)(10)	Information Services	Warrant	Common Stock	65,587	$82	$—
InXpo, Inc.(15)	Information Services	Warrant	Preferred Series C-1	898,134	49	34
MDX Medical, Inc.(15)	Information Services	Warrant	Common Stock	2,812,500	283	185
Netbase Solutions, Inc.	Information Services	Warrant	Preferred Series 1	60,000	356	373
RichRelevance, Inc.(15)	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.07%)*					868	592

Internet Consumer & Business Services
Aria Systems, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series G	231,535	73	—
Art.com, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series B	311,005	66	66
Blurb, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	27
ClearObject, Inc. (p.k.a. CloudOne, Inc.)	Internet Consumer & Business Services	Warrant	Preferred Series E	968,992	19	211
Faction Holdings, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series A	8,703	234	437
Intent Media, Inc.(15)	Internet Consumer & Business Services	Warrant	Common Stock	140,077	168	200
Interactions Corporation	Internet Consumer & Business Services	Warrant	Preferred Series G-3	68,187	204	413
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	206,184	1,102	1,812
Lightspeed POS, Inc.(5)(10)	Internet Consumer & Business Services	Warrant	Preferred Series C	245,610	20	99
LogicSource(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	79,625	30	28
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	192
ShareThis, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	547	—
Snagajob.com, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series A	1,800,000	782	1,406
Tapjoy, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	748,670	316	15
TraceLink, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series A-2	283,353	1,833	2,029

Subtotal: Internet Consumer & Business Services (0.84%)*					6,108	6,935

Media/Content/Info
FanDuel, Inc.	Media/Content/Info	Warrant	Common Stock	15,570	—	—
	Media/Content/Info	Warrant	Preferred Series A	4,648	730	1,875

Total FanDuel, Inc.				20,218	730	1,875
Machine Zone, Inc.	Media/Content/Info	Warrant	Common Stock	1,552,710	1,958	3,242
Rhapsody International, Inc.(15)	Media/Content/Info	Warrant	Common Stock	715,755	385	37
WP Technology, Inc. (Wattpad, Inc.)(5)(10)	Media/Content/Info	Warrant	Common Stock	255,818	4	24
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	29

Subtotal: Media/Content/Info (0.63%)*					3,425	5,207

Medical Devices & Equipment
Amedica Corporation(4)(15)	Medical Devices & Equipment	Warrant	Common Stock	8,603	459	—
Aspire Bariatrics, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series B-1	112,858	455	—
Avedro, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series AA	300,000	401	300

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Flowonix Medical Incorporated	Medical Devices & Equipment	Warrant	Preferred Series AA	155,325	$362	$—
Gelesis, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series A-1	74,784	78	248
InspireMD, Inc.(4)(5)(10)	Medical Devices & Equipment	Warrant	Common Stock	1,124	242	—
Intuity Medical, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series 4	1,819,078	294	394
Medrobotics Corporation(15)	Medical Devices & Equipment	Warrant	Preferred Series E	455,539	370	264
Micell Technologies, Inc.	Medical Devices & Equipment	Warrant	Preferred Series D-2	84,955	262	154
NetBio, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	7,841	408	43
NinePoint Medical, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	104
Optiscan Biomedical, Corp.(6)(15)	Medical Devices & Equipment	Warrant	Preferred Series E	10,535,275	1,252	271
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Warrant	Preferred Series A	500,000	402	532
Quanterix Corporation(4)	Medical Devices & Equipment	Warrant	Common Stock	66,039	204	326
Sebacia, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series D	778,301	133	159
SonaCare Medical, LLC (p.k.a. US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	6,464	188	—
Strata Skin Sciences, Inc. (p.k.a. MELA Sciences, Inc.)(4)	Medical Devices & Equipment	Warrant	Common Stock	13,864	401	—
Tela Bio, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series B	387,930	62	128
ViewRay, Inc.(4)(15)	Medical Devices & Equipment	Warrant	Common Stock	128,231	333	206

Subtotal: Medical Devices & Equipment (0.38%)*					6,476	3,129

Semiconductors
Achronix Semiconductor Corporation(15)	Semiconductors	Warrant	Preferred Series C	360,000	160	434
	Semiconductors	Warrant	Preferred Series D-2	750,000	99	648

Total Achronix Semiconductor Corporation				1,110,000	259	1,082
Aquantia Corp.(4)	Semiconductors	Warrant	Common Stock	19,683	4	41
Avnera Corporation	Semiconductors	Warrant	Preferred Series E	141,567	46	219

Subtotal: Semiconductors (0.16%)*					309	1,342

Software
Actifio, Inc.	Software	Warrant	Common Stock	73,584	249	65
	Software	Warrant	Preferred Series F	31,673	343	79

Total Actifio, Inc.				105,257	592	144
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	188	—
CareCloud Corporation(15)	Software	Warrant	Preferred Series B	413,433	258	44
Clickfox, Inc.(15)	Software	Warrant	Preferred Series B	1,038,563	330	35
	Software	Warrant	Preferred Series C	592,019	730	38
	Software	Warrant	Preferred Series C-A	2,218,214	230	1,441

Total Clickfox, Inc.				3,848,796	1,290	1,514
DNAnexus, Inc.	Software	Warrant	Preferred Series C	909,091	97	62
Evernote Corporation(15)	Software	Warrant	Common Stock	62,500	106	218
Fuze, Inc.(15)	Software	Warrant	Preferred Series F	256,158	89	5
Lightbend, Inc.(15)	Software	Warrant	Preferred Series C-1	391,778	79	75
Mattersight Corporation(4)	Software	Warrant	Common Stock	357,143	538	88

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Message Systems, Inc.(15)	Software	Warrant	Preferred Series C	503,718	$334	$464
Mobile Posse, Inc.(15)	Software	Warrant	Preferred Series C	396,430	130	155
Neos, Inc.(15)	Software	Warrant	Common Stock	221,150	22	—
NewVoiceMedia Limited(5)(10)	Software	Warrant	Preferred Series E	225,586	33	142
OneLogin, Inc.(15)	Software	Warrant	Common Stock	228,972	150	172
PerfectServe, Inc.	Software	Warrant	Preferred Series C	129,073	720	1,089
Poplicus, Inc.	Software	Warrant	Common Stock	132,168	—	—
Quid, Inc.(15)	Software	Warrant	Preferred Series D	71,576	1	6
RapidMiner, Inc.	Software	Warrant	Preferred Series C-1	4,982	24	32
RedSeal Inc.(15)	Software	Warrant	Preferred Series C-Prime	640,603	66	38
Signpost, Inc.	Software	Warrant	Preferred Series C	324,005	314	108
Wrike, Inc.	Software	Warrant	Common Stock	698,760	462	1,273

Subtotal: Software (0.68%)*					5,493	5,629

Specialty Pharmaceuticals
Alimera Sciences, Inc.(4)	Specialty Pharmaceuticals	Warrant	Common Stock	1,717,709	861	256

Subtotal: Specialty Pharmaceuticals (0.03%)*					861	256

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Warrant	Preferred Series C	180,480	75	16
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	307

Total Gynesonics, Inc.				1,756,445	395	323
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	225	16
	Surgical Devices	Warrant	Preferred Series D	175,000	100	474
	Surgical Devices	Warrant	Preferred Series F	50,544	38	62

Total Transmedics, Inc.				265,980	363	552

Subtotal: Surgical Devices (0.11%)*					758	875

Sustainable and Renewable Technology
Agrivida, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series D	471,327	120	—
American Superconductor Corporation(4)	Sustainable and Renewable Technology	Warrant	Common Stock	58,823	39	41
Calera, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series B	437,500	308	—
Fluidic, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series D	61,804	102	—
Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)	Sustainable and Renewable Technology	Warrant	Common Stock	5,310	181	—
	Sustainable and Renewable Technology	Warrant	Preferred Series 2-A	63	50	—

Total Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)				5,373	231	—
Fulcrum Bioenergy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series C-1	280,897	275	457
GreatPoint Energy, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series D-1	393,212	548	—
Kinestral Technologies, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series A	325,000	155	92
	Sustainable and Renewable Technology	Warrant	Preferred Series B	131,883	63	27

Total Kinestral Technologies, Inc.				456,883	218	119

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2018

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Polyera Corporation(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	311,609	$338	$—
Proterra, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 4	477,517	41	518
Rive Technology, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series E	234,477	12	3
Stion Corporation(6)	Sustainable and Renewable Technology	Warrant	Preferred Series Seed	2,154	1,378	—
TAS Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series AA	428,571	299	—
Tendril Networks	Sustainable and Renewable Technology	Warrant	Preferred Series 3-A	1,019,793	189	—

Subtotal: Sustainable and Renewable Technology (0.14%)*					4,611	1,138

Total: Warrant Investments (4.01%)*					42,708	33,253

Total Investments in Securities (179.02%)*					$1,576,278	$1,483,578

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Interest rate PRIME represents 4.75% at March 31, 2018. Daily LIBOR, 1-month LIBOR, 3-month LIBOR and 12-month LIBOR represent 1.70%, 1.88%, 2.31% and 2.66%, respectively, at March 31, 2018.
(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $26.2 million, $128.1 million and $101.8 million respectively. The tax cost of investments is $1.6 billion.

(4)

Except for warrants in 41 publicly traded companies and common stock in 20 publicly traded companies, all investments are restricted at March 31, 2018 and were valued at fair value using Level 3 significant unobservable inputs as determined in good faith by the Company’s board of directors (the “Board of Directors”). No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.

(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)

Affiliate investment as defined under the Investment Company Act of 1940, as amended, (the “1940 Act”) in which Hercules owns at least 5% but generally less than 25% of the company’s voting securities.

(7)	Control investment as defined under the 1940 Act in which Hercules owns at least 25% of the company’s voting securities or has greater than 50% representation on its board.
(8)

Debt is on non-accrual status at March 31, 2018, and is therefore considered non-income producing. Note that at March 31, 2018, only the $10.7 million PIK, or payment-in-kind, loan is on non-accrual for the Company’s debt investment in Tectura Corporation.

(9)	Denotes that all or a portion of the debt investment is convertible debt.
(10)

Indicates assets that the Company deems not “qualifying assets” under section 55(a) of 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.

(11)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitization (as defined in Note 4).
(12)	Denotes that all or a portion of the debt investment is pledged as collateral under the Wells Facility (as defined in Note 4).
(13)	Denotes that all or a portion of the debt investment is pledged as collateral under the Union Bank Facility (as defined in Note 4).
(14)	Denotes that all or a portion of the debt investment principal includes accumulated PIK interest and is net of repayments.
(15)

Denotes that all or a portion of the investment in this portfolio company is held by Hercules Technology II, L.P., or HT II, or Hercules Technology III, L.P., or HT III, the Company’s wholly owned small business investment companies, or SBIC, subsidiaries.

(16)	Denotes that the fair value of the Company’s total investments in this portfolio company represent greater than 5% of the Company’s total assets at March 31, 2018.
(17)	Denotes that there is an unfunded contractual commitment available at the request of this portfolio company at March 31, 2018. Refer to Note 10.
(18)

Denotes unitranche debt with first lien “last-out” senior secured position and security interest in all assets of the portfolio company whereby the “last-out” portion will be subordinated to the “first-out” portion in a liquidation, sale or other disposition.

(19)	Denotes second lien senior secured debt.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Debt Investments
Biotechnology Tools
1-5 Years Maturity
Exicure, Inc.(12)	Biotechnology Tools	Senior Secured	September 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%, 3.85% Exit Fee	$4,999	$5,115	$5,146

Subtotal: 1-5 Years Maturity						5,115	5,146

Subtotal: Biotechnology Tools (0.61%)*						5,115	5,146

Communications & Networking
Under 1 Year Maturity
OpenPeak, Inc.(8)	Communications & Networking	Senior Secured	April 2018	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$11,464	8,228	—

Subtotal: Under 1 Year Maturity						8,228	—

Subtotal: Communications & Networking (0.00%)*						8,228	—

Consumer & Business Products
Under 1 Year Maturity
Antenna79 (p.k.a. Pong Research Corporation)(15)	Consumer & Business Products	Senior Secured	December 2018	Interest rate PRIME + 6.00% or Floor rate of 9.50%	$1,000	1,000	1,000

Subtotal: Under 1 Year Maturity						1,000	1,000

1-5 Years Maturity
Antenna79 (p.k.a. Pong Research Corporation)(15)	Consumer & Business Products	Senior Secured	December 2019	Interest rate PRIME + 7.45% or Floor rate of 10.95%, 2.95% Exit Fee	$18,440	18,580	18,571
Second Time Around (Simplify Holdings, LLC)(7)(8)(15)	Consumer & Business Products	Senior Secured	February 2019	Interest rate PRIME + 7.25% or Floor rate of 10.75%, 4.75% Exit Fee	$1,746	1,781	—

Subtotal: 1-5 Years Maturity						20,361	18,571

Subtotal: Consumer & Business Products (2.33%)*						21,361	19,571

Drug Delivery
Under 1 Year Maturity
Agile Therapeutics, Inc.(11)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 4.75% or Floor rate of 9.00%, 3.70% Exit Fee	$10,888	11,292	11,292
Pulmatrix Inc.(9)(11)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.25% or Floor rate of 9.50%, 3.50% Exit Fee	$3,259	3,455	3,455
ZP Opco, Inc (p.k.a. Zosano Pharma)(11)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 2.70% or Floor rate of 7.95%, 2.87% Exit Fee	$6,316	6,609	6,609

Subtotal: Under 1 Year Maturity						21,356	21,356

1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(10)(11)(15)	Drug Delivery	Senior Secured	March 2020	Interest rate PRIME + 6.05% or Floor rate of 9.55%, 11.69% Exit Fee	$18,653	18,925	18,875
Antares Pharma Inc.(10)(15)	Drug Delivery	Senior Secured	July 2022	Interest rate PRIME + 4.50% or Floor rate of 9.00%, 4.25% Exit Fee	$25,000	25,006	24,958

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Edge Therapeutics, Inc.(12)	Drug Delivery	Senior Secured	February 2020	Interest rate PRIME + 4.65% or Floor rate of 9.15%, 4.95% Exit Fee	$20,000	$20,377	$20,331

Subtotal: 1-5 Years Maturity						64,308	64,164

Subtotal: Drug Delivery (10.17%)*						85,664	85,520

Drug Discovery & Development
Under 1 Year Maturity
CytRx Corporation(11)(15)	Drug Discovery & Development	Senior Secured	August 2018	Interest rate PRIME + 6.00% or Floor rate of 9.50%, 7.09% Exit Fee	$9,986	11,172	11,172
Epirus Biopharmaceuticals, Inc.(8)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%, 3.00% Exit Fee	$3,027	3,310	340

Subtotal: Under 1 Year Maturity						14,482	11,512

1-5 Years Maturity
Auris Medical Holding, AG(5)(10)	Drug Discovery & Development	Senior Secured	January 2020	Interest rate PRIME + 6.05% or Floor rate of 9.55%, 5.75% Exit Fee	$10,341	10,610	10,563
Aveo Pharmaceuticals, Inc.(10)(13)	Drug Discovery & Development	Senior Secured	July 2021	Interest rate PRIME + 4.70% or Floor rate of 9.45%, 5.40% Exit Fee	$10,000	10,345	10,344
	Drug Discovery & Development	Senior Secured	July 2021	Interest rate PRIME + 4.70% or Floor rate of 9.45%, 3.00% Exit Fee	$10,000	9,918	9,915

Total Aveo Pharmaceuticals, Inc.					$20,000	20,263	20,259
Axovant Sciences Ltd.(5)(10)	Drug Discovery & Development	Senior Secured	March 2021	Interest rate PRIME + 6.80% or Floor rate of 10.55%	$55,000	53,631	53,448
Brickell Biotech, Inc.(12)	Drug Discovery & Development	Senior Secured	September 2019	Interest rate PRIME + 5.70% or Floor rate of 9.20%, 6.75% Exit Fee	$6,090	6,380	6,361
Chemocentryx, Inc.(10)(15)(17)	Drug Discovery & Development	Senior Secured	December 2021	Interest rate PRIME + 3.30% or Floor rate of 8.05%, 6.25% Exit Fee	$5,000	4,947	4,947
Genocea Biosciences, Inc.(11)	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 2.25% or Floor rate of 7.25%, 4.95% Exit Fee	$13,851	14,482	14,385
Insmed, Incorporated (11)	Drug Discovery & Development	Senior Secured	October 2020	Interest rate PRIME + 4.75% or Floor rate of 9.25%, 4.86% Exit Fee	$55,000	55,425	54,963
Metuchen Pharmaceuticals LLC(12)(14)	Drug Discovery & Development	Senior Secured	October 2020	Interest rate PRIME + 7.25% or Floor rate of 10.75%, PIK Interest 1.35%, 2.25% Exit Fee	$25,561	25,721	25,643
Motif BioSciences Inc.(15)	Drug Discovery & Development	Senior Secured	September 2021	Interest rate PRIME + 5.50% or Floor rate of 10.00%, 2.15% Exit Fee	$15,000	14,651	14,651
Myovant Sciences, Ltd.(5)(10)(13)(17)	Drug Discovery & Development	Senior Secured	May 2021	Interest rate PRIME + 4.00% or Floor rate of 8.25%, 6.55% Exit Fee	$25,000	24,704	24,704
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(15)	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 4.50% Exit Fee	$40,000	40,144	39,829
	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 4.50% Exit Fee	$10,000	10,040	9,958

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 2.25% Exit Fee	$10,000	$9,964	$9,895

Total Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)					$60,000	60,148	59,682
PhaseRx, Inc.(15)	Drug Discovery & Development	Senior Secured	December 2019	Interest rate PRIME + 5.75% or Floor rate of 9.25%, 5.85% Exit Fee	$4,694	4,842	1,917
Stealth Bio Therapeutics Corp.(5)(10)(12)	Drug Discovery & Development	Senior Secured	January 2021	Interest rate PRIME + 5.50% or Floor rate of 9.50%, 5.00% Exit Fee	$15,000	14,898	14,847
uniQure B.V.(5)(10)(11)	Drug Discovery & Development	Senior Secured	May 2020	Interest rate PRIME + 3.00% or Floor rate of 8.25%, 5.48% Exit Fee	$20,000	20,579	20,543
Verastem, Inc.(12)(17)	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	4,957	4,910
	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	4,996	4,949
	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	4,953	4,907

Total Verastem, Inc.					$15,000	14,906	14,766

Subtotal: 1-5 Years Maturity						346,187	341,679

Subtotal: Drug Discovery & Development (42.00%)*						360,669	353,191

Electronics & Computer Hardware

1-5 Years Maturity
908 DEVICES INC.(15)	Electronics & Computer Hardware	Senior Secured	September 2020	Interest rate PRIME + 4.00% or Floor rate of 8.25%, 4.25% Exit Fee	$10,000	10,014	9,887

Subtotal: 1-5 Years Maturity						10,014	9,887

Subtotal: Electronics & Computer Hardware (1.18%)*						10,014	9,887

Healthcare Services, Other
1-5 Years Maturity
Medsphere Systems Corporation(14)(15)	Healthcare Services, Other	Senior Secured	February 2021	Interest rate PRIME + 4.75% or Floor rate of 9.00%, PIK Interest 1.75%	$17,607	17,437	17,437
	Healthcare Services, Other	Senior Secured	February 2021	Interest rate PRIME + 4.75% or Floor rate of 9.00%, PIK Interest 1.75%	$5,009	4,963	4,963

Total Medsphere Systems Corporation					$22,616	22,400	22,400
Oak Street Health(12)	Healthcare Services, Other	Senior Secured	September 2021	Interest rate PRIME + 5.00% or Floor rate of 9.75%, 5.95% Exit Fee	$20,000	19,965	19,965
PH Group Holdings(13)	Healthcare Services, Other	Senior Secured	September 2020	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$20,000	19,878	19,803
	Healthcare Services, Other	Senior Secured	September 2020	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$10,000	9,922	9,840

Total PH Group Holdings					$30,000	29,800	29,643

Subtotal: 1-5 Years Maturity						72,165	72,008

Subtotal: Healthcare Services, Other (8.56%)*						72,165	72,008

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Information Services
1-5 Years Maturity
MDX Medical, Inc.(14)(15)(17)	Information Services	Senior Secured	December 2020	Interest rate PRIME + 4.25% or Floor rate of 8.25%, PIK Interest 1.70%	$7,568	$7,369	$7,327
Netbase Solutions, Inc.(13)(14)	Information Services	Senior Secured	August 2020	Interest rate PRIME + 6.00% or Floor rate of 10.00%, PIK Interest 2.00%, 3.00% Exit Fee	$9,051	8,730	8,730

Subtotal: 1-5 Years Maturity						16,099	16,057

Subtotal: Information Services (1.91%)*						16,099	16,057

Internet Consumer & Business Services
1-5 Years Maturity
AppDirect, Inc.	Internet Consumer & Business Services	Senior Secured	January 2022	Interest rate PRIME + 5.70% or Floor rate of 9.95%, 3.45% Exit Fee	$10,000	9,885	9,885
Aria Systems, Inc.(11)(14)	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 3.20% or Floor rate of 6.95%, PIK Interest 1.95%, 1.50% Exit Fee	$2,103	2,104	1,803
	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 5.20% or Floor rate of 8.95%, PIK Interest 1.95%, 1.50% Exit Fee	$18,832	18,839	16,144

Total Aria Systems, Inc.					$20,935	20,943	17,947
Greenphire Inc.	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate 3-month LIBOR + 8.00% or Floor rate of 9.00%	$3,883	3,883	3,883
	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate PRIME + 3.75% or Floor rate of 7.00%	$1,000	1,000	1,000

Total Greenphire Inc.					$4,883	4,883	4,883
Intent Media, Inc.(14)(15)	Internet Consumer & Business Services	Senior Secured	May 2019	Interest rate PRIME + 5.25% or Floor rate of 8.75%, PIK Interest 1.00%, 2.00% Exit Fee	$5,050	5,011	5,027
	Internet Consumer & Business Services	Senior Secured	May 2019	Interest rate PRIME + 5.50% or Floor rate of 9.00%, PIK Interest 2.35%, 2.00% Exit Fee	$2,020	1,987	1,991
	Internet Consumer & Business Services	Senior Secured	May 2019	Interest rate PRIME + 5.50% or Floor rate of 9.00%, PIK Interest 2.50%, 2.00% Exit Fee	$2,022	1,988	1,992

Total Intent Media, Inc.					$9,092	8,986	9,010
Interactions Corporation	Internet Consumer & Business Services	Senior Secured	March 2021	Interest rate 3-month LIBOR + 8.60% or Floor rate of 9.85%, 1.75% Exit Fee	$25,000	25,013	25,013
LogicSource(15)	Internet Consumer & Business Services	Senior Secured	October 2019	Interest rate PRIME + 6.25% or Floor rate of 9.75%, 5.00% Exit Fee	$6,452	6,701	6,726
Snagajob.com, Inc.(13)(14)	Internet Consumer & Business Services	Senior Secured	July 2020	Interest rate PRIME + 5.15% or Floor rate of 9.15%, PIK Interest 1.95%, 2.55% Exit Fee	$41,023	40,633	41,036
Tectura Corporation(7)(8)(9)(14)	Internet Consumer & Business Services	Senior Secured	June 2021	Interest rate FIXED 6.00%, PIK Interest 3.00%	$20,298	20,298	19,219
	Internet Consumer & Business Services	Senior Secured	June 2021	PIK Interest 8.00%	$11,015	240	—

Total Tectura Corporation					$31,313	20,538	19,219

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
The Faction Group	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate 3-month LIBOR + 9.25% or Floor rate of 10.25%	$8,000	$8,000	$8,000
	Internet Consumer & Business Services	Senior Secured	January 2019	Interest rate PRIME + 4.75% or Floor rate of 8.25%	$2,000	2,000	2,000

Total The Faction Group					$10,000	10,000	10,000

Subtotal: 1-5 Years Maturity						147,582	143,719

Subtotal: Internet Consumer & Business Services (17.09%)*						147,582	143,719

Media/Content/Info

Under 1 Year Maturity
Machine Zone, Inc.(14)(16)	Media/Content/Info	Senior Secured	May 2018	Interest rate PRIME + 2.50% or Floor rate of 6.75%, PIK Interest 3.00%	$106,986	106,641	106,641

Subtotal: Under 1 Year Maturity						106,641	106,641

1-5 Years Maturity
Bustle(14)(15)	Media/Content/Info	Senior Secured	June 2021	Interest rate PRIME + 4.10% or Floor rate of 8.35%, PIK Interest 1.95%, 1.95% Exit Fee	$15,016	14,935	14,935
FanDuel, Inc.(9)(12)(14)	Media/Content/Info	Senior Secured	November 2019	Interest rate PRIME + 7.25% or Floor rate of 10.75%, 10.41% Exit Fee	$19,354	19,762	19,695
	Media/Content/Info	Convertible Debt	September 2020	PIK Interest 25.00%	$1,000	1,000	1,000

Total FanDuel, Inc.					$20,354	20,762	20,695

Subtotal: 1-5 Years Maturity						35,697	35,630

Subtotal: Media/Content/Info (16.92%)*						142,338	142,271

Medical Devices & Equipment
Under 1 Year Maturity
Amedica Corporation(9)(15)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%, 8.25% Exit Fee	$605	2,255	2,255
Aspire Bariatrics, Inc.(15)	Medical Devices & Equipment	Senior Secured	October 2018	Interest rate PRIME + 4.00% or Floor rate of 9.25%, 5.42% Exit Fee	$2,527	2,848	2,848

Subtotal: Under 1 Year Maturity						5,103	5,103

1-5 Years Maturity
IntegenX, Inc.(15)	Medical Devices & Equipment	Senior Secured	June 2019	Interest rate PRIME + 6.05% or Floor rate of 10.05%, 6.75% Exit Fee	$12,500	13,042	12,991
	Medical Devices & Equipment	Senior Secured	June 2019	Interest rate PRIME + 6.05% or Floor rate of 10.05%, 6.75% Exit Fee	$2,500	2,599	2,598
	Medical Devices & Equipment	Senior Secured	June 2019	Interest rate PRIME + 6.05% or Floor rate of 10.05%, 9.75% Exit Fee	$2,500	2,618	2,601

Total IntegenX, Inc.					$17,500	18,259	18,190
Intuity Medical, Inc.(15)	Medical Devices & Equipment	Senior Secured	June 2021	Interest rate PRIME + 5.00% or Floor rate of 9.25%, 4.95% Exit Fee	$17,500	17,013	17,013
Micell Technologies, Inc.(12)	Medical Devices & Equipment	Senior Secured	August 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%, 5.00% Exit Fee	$5,469	5,744	5,708

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Quanta Fluid Solutions(5)(10)(11)	Medical Devices & Equipment	Senior Secured	April 2020	Interest rate PRIME + 8.05% or Floor rate of 11.55%, 5.00% Exit Fee	$10,117	$10,432	$10,386
Quanterix Corporation(11)	Medical Devices & Equipment	Senior Secured	March 2019	Interest rate PRIME + 2.75% or Floor rate of 8.00%, 4.00% Exit Fee	$9,043	9,477	9,477
Sebacia, Inc.(15)	Medical Devices & Equipment	Senior Secured	July 2020	Interest rate PRIME + 4.35% or Floor rate of 8.85%, 6.05% Exit Fee	$8,000	7,927	7,919
Tela Bio, Inc.(15)	Medical Devices & Equipment	Senior Secured	December 2020	Interest rate PRIME + 4.95% or Floor rate of 9.45%, 3.15% Exit Fee	$5,000	4,991	4,973

Subtotal: 1-5 Years Maturity						73,843	73,666

Subtotal: Medical Devices & Equipment (9.37%)*						78,946	78,769

Semiconductors
1-5 Years Maturity
Achronix Semiconductor Corporation(15)(17)	Semiconductors	Senior Secured	August 2020	Interest rate PRIME + 7.00% or Floor rate of 11.00%, 12.50% Exit Fee	$5,000	5,084	5,100
	Semiconductors	Senior Secured	February 2019	Interest rate PRIME + 6.00% or Floor rate of 10.00%	$4,274	4,274	4,273

Total Achronix Semiconductor Corporation					$9,274	9,358	9,373

Subtotal: 1-5 Years Maturity						9,358	9,373

Subtotal: Semiconductors (1.11%)*						9,358	9,373

Software
Under 1 Year Maturity
Clickfox, Inc.(13)	Software	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.50%, 12.01% Exit Fee	$6,378	7,671	7,671
Digital Train Limited (p.k.a. Jumpstart Games, Inc.)(15)	Software	Senior Secured	July 2018	Interest rate 12-month LIBOR + 2.50%	$5,671	5,671	4,073

Subtotal: Under 1 Year Maturity						13,342	11,744

1-5 Years Maturity
Clarabridge, Inc.(12)(14)	Software	Senior Secured	April 2021	Interest rate PRIME + 4.80% or Floor rate of 8.55%, PIK Interest 3.25%	$40,893	40,870	41,063
Emma, Inc.	Software	Senior Secured	September 2022	Interest rate daily LIBOR + 7.75% or Floor rate of 8.75%	$50,000	48,565	48,565
Evernote Corporation(14)(15)(17)	Software	Senior Secured	October 2020	Interest rate PRIME + 5.45% or Floor rate of 8.95%	$6,000	5,974	6,100
	Software	Senior Secured	July 2021	Interest rate PRIME + 6.00% or Floor rate of 9.50%, PIK Interest 1.25%	$4,023	3,999	3,992

Total Evernote Corporation					$10,023	9,973	10,092
Fuze, Inc.(13)(14)(15)	Software	Senior Secured	July 2021	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.55%, 3.55% Exit Fee	$50,332	50,464	50,420
Impact Radius Holdings, Inc.(14)(17)	Software	Senior Secured	December 2020	Interest rate PRIME + 4.25% or Floor rate of 8.75%, PIK Interest 1.55%, 1.75% Exit Fee	$7,544	7,552	7,498

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Lithium Technologies, Inc.(17)	Software	Senior Secured	October 2022	Interest rate 1-month LIBOR + 8.00% or Floor rate of 9.00%	$12,000	$11,740	$11,740
Microsystems Holding Company, LLC	Software	Senior Secured	July 2022	Interest rate 3-month LIBOR + 8.25% or Floor rate of 9.25%	$12,000	11,821	11,821
OneLogin, Inc.(14)(15)	Software	Senior Secured	August 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%, PIK Interest 3.25%	$15,883	15,811	16,071
PerfectServe, Inc.	Software	Senior Secured	April 2021	Interest rate 3-month LIBOR + 9.00% or Floor rate of 10.00%, 2.50% Exit Fee	$16,000	16,023	16,023
	Software	Senior Secured	April 2021	Interest rate 3-month LIBOR + 9.00% or Floor rate of 10.00%, 2.50% Exit Fee	$4,000	4,005	4,005

Total PerfectServe, Inc.					$20,000	20,028	20,028
Pollen, Inc.(15)	Software	Senior Secured	April 2019	Interest rate PRIME + 4.25% or Floor rate of 8.50%, 4.00% Exit Fee	$7,000	6,964	6,964
Poplicus, Inc.(8)(14)	Software	Senior Secured	May 2022	Interest rate FIXED 6.00%, PIK Interest 3.00%	$1,250	1,250	—
Quid, Inc.(14)(15)	Software	Senior Secured	October 2019	Interest rate PRIME + 4.75% or Floor rate of 8.25%, PIK Interest 2.25%, 3.00% Exit Fee	$8,303	8,397	8,430
RapidMiner, Inc.(14)	Software	Senior Secured	December 2020	Interest rate PRIME + 5.50% or Floor rate of 9.75%, PIK Interest 1.65%	$7,001	6,971	6,971
Regent Education(14)	Software	Senior Secured	January 2021	Interest rate FIXED 10.00%, PIK Interest 2.00%, 6.35% Exit Fee	$3,285	3,291	3,291
Signpost, Inc.(14)	Software	Senior Secured	February 2020	Interest rate PRIME + 4.15% or Floor rate of 8.15%, PIK Interest 1.75%, 3.75% Exit Fee	$15,510	15,603	15,685
Vela Trading Technologies	Software	Senior Secured	July 2022	Interest rate daily LIBOR + 9.50% or Floor rate of 10.50%	$20,000	19,495	19,557
Wrike, Inc.(14)(17)	Software	Senior Secured	February 2021	Interest rate PRIME + 6.00% or Floor rate of 9.50%, PIK Interest 2.00%, 3.00% Exit Fee	$10,165	9,971	10,007
ZocDoc	Software	Senior Secured	April 2021	Interest rate 3-month LIBOR + 9.50% or Floor rate of 10.50%, 1.00% Exit Fee	$20,000	20,011	20,011
	Software	Senior Secured	November 2021	Interest rate 3-month LIBOR + 9.50% or Floor rate of 10.50%, 1.00% Exit Fee	$10,000	10,005	10,005

Total ZocDoc					$30,000	30,016	30,016

Subtotal: 1-5 Years Maturity						318,782	318,219

Subtotal: Software (39.24%)*						332,124	329,963

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Specialty Pharmaceuticals
Under 1 Year Maturity
Jaguar Animal Health, Inc.(11)	Specialty Pharmaceuticals	Senior Secured	August 2018	Interest rate PRIME + 5.65% or Floor rate of 9.90%, 7.00% Exit Fee	$1,089	$1,496	$1,496

Subtotal: Under 1 Year Maturity						1,496	1,496

1-5 Years Maturity
Alimera Sciences, Inc.(11)(14)	Specialty Pharmaceuticals	Senior Secured	November 2020	Interest rate PRIME + 7.50% or Floor rate of 11.00%, PIK Interest 1.00%, 4.00% Exit Fee	$35,398	35,517	35,517

Subtotal: 1-5 Years Maturity						35,517	35,517

Subtotal: Specialty Pharmaceuticals (4.40%)*						37,013	37,013

Surgical Devices
1-5 Years Maturity
Transmedics, Inc.(13)	Surgical Devices	Senior Secured	February 2020	Interest rate PRIME + 5.30% or Floor rate of 9.55%, 6.70% Exit Fee	$8,500	8,756	8,757

Subtotal: 1-5 Years Maturity						8,756	8,757

Subtotal: Surgical Devices (1.04%)*						8,756	8,757

Sustainable and Renewable Technology
Under 1 Year Maturity
FuelCell Energy, Inc.(12)	Sustainable and Renewable Technology	Senior Secured	October 2018	Interest rate PRIME + 5.50% or Floor rate of 9.50%, 8.50% Exit Fee	$16,806	18,190	18,190
Kinestral Technologies Inc.	Sustainable and Renewable Technology	Senior Secured	October 2018	Interest rate 3-month LIBOR + 7.75% or Floor rate of 8.75%, 3.23% Exit Fee	$3,867	3,882	3,882

Subtotal: Under 1 Year Maturity						22,072	22,072

1-5 Years Maturity
ChargePoint Inc.	Sustainable and Renewable Technology	Senior Secured	August 2020	Interest rate 3-month LIBOR + 8.75% or Floor rate of 9.75%, 2.00% Exit Fee	$19,394	19,416	19,416
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)(6)	Sustainable and Renewable Technology	Senior Secured	August 2019	Interest rate PRIME + 8.70% or Floor rate of 12.95%, 4.50% Exit Fee	$14,000	13,604	13,604
Proterra, Inc.(11)(14)(17)	Sustainable and Renewable Technology	Senior Secured	November 2020	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.75%, 5.95% Exit Fee	$25,036	25,997	26,097
	Sustainable and Renewable Technology	Senior Secured	November 2020	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.75%, 7.00% Exit Fee	$5,007	5,173	5,190

Total Proterra, Inc.					$30,043	31,170	31,287
Rive Technology, Inc.(15)	Sustainable and Renewable Technology	Senior Secured	January 2019	Interest rate PRIME + 6.20% or Floor rate of 9.45%, 4.00% Exit Fee	$4,258	4,498	4,515
Tendril Networks(12)	Sustainable and Renewable Technology	Senior Secured	June 2019	Interest rate FIXED 9.25%, 8.50% Exit Fee	$13,156	13,863	13,845

Subtotal: 1-5 Years Maturity						82,551	82,667

Subtotal: Sustainable and Renewable Technology (12.45%)*						104,623	104,739

Total: Debt Investments (168.38%)*						1,440,055	1,415,984

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Equity Investments
Biotechnology Tools
NuGEN Technologies, Inc.(15)	Biotechnology Tools	Equity	Common Stock	55,780	$500	$—

Subtotal: Biotechnology Tools (0.00%)*					500	—

Communications & Networking
Achilles Technology Management Co II, Inc.(7)(15)	Communications & Networking	Equity	Common Stock	100	3,100	242
GlowPoint, Inc.(4)	Communications & Networking	Equity	Common Stock	114,192	102	41
Peerless Network Holdings, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	5,865

Subtotal: Communications & Networking (0.73%)*					4,202	6,148

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	720

Subtotal: Diagnostic (0.09%)*					750	720

Drug Delivery
AcelRx Pharmaceuticals, Inc.(4)(10)	Drug Delivery	Equity	Common Stock	54,240	108	109
BioQ Pharma Incorporated(15)	Drug Delivery	Equity	Preferred Series D	165,000	500	826
Edge Therapeutics, Inc.(4)	Drug Delivery	Equity	Common Stock	49,965	309	468
Neos Therapeutics, Inc.(4)(15)	Drug Delivery	Equity	Common Stock	125,000	1,500	1,275

Subtotal: Drug Delivery (0.32%)*					2,417	2,678

Drug Discovery & Development
Aveo Pharmaceuticals, Inc.(4)(10)(15)	Drug Discovery & Development	Equity	Common Stock	1,901,791	1,715	5,315
Axovant Sciences Ltd.(4)(5)(10)	Drug Discovery & Development	Equity	Common Stock	129,827	1,270	707
Cerecor, Inc.(4)	Drug Discovery & Development	Equity	Common Stock	119,087	1,000	381
Dare Biosciences, Inc. (p.k.a. Cerulean Pharma, Inc.)(4)	Drug Discovery & Development	Equity	Common Stock	13,550	1,000	29
Dicerna Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Equity	Common Stock	142,858	1,000	1,290
Dynavax Technologies(4)(10)	Drug Discovery & Development	Equity	Common Stock	20,000	550	374
Epirus Biopharmaceuticals, Inc.(4)	Drug Discovery & Development	Equity	Common Stock	200,000	1,000	—
Genocea Biosciences, Inc.(4)	Drug Discovery & Development	Equity	Common Stock	223,463	2,000	259
Inotek Pharmaceuticals Corporation(4)	Drug Discovery & Development	Equity	Common Stock	3,778	1,500	10
Insmed, Incorporated(4)	Drug Discovery & Development	Equity	Common Stock	70,771	1,000	2,154
Melinta Therapeutics(4)	Drug Discovery & Development	Equity	Common Stock	43,840	2,000	693
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(4)	Drug Discovery & Development	Equity	Common Stock	76,362	2,743	1,367

Subtotal: Drug Discovery & Development (1.50%)*					16,778	12,579

Electronics & Computer Hardware
Identiv, Inc.(4)	Electronics & Computer Hardware	Equity	Common Stock	6,700	34	22

Subtotal: Electronics & Computer Hardware (0.00%)*					34	22

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Information Services
DocuSign, Inc.	Information Services	Equity	Common Stock	385,000	$6,081	$8,011

Subtotal: Information Services (0.95%)*					6,081	8,011

Internet Consumer & Business Services
Blurb, Inc.(15)	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	175	46
Brigade Group, Inc. (p.k.a. Philotic, Inc.)	Internet Consumer & Business Services	Equity	Common Stock	9,023	93	—
Lightspeed POS, Inc.(5)(10)	Internet Consumer & Business Services	Equity	Preferred Series C	230,030	250	233
	Internet Consumer & Business Services	Equity	Preferred Series D	198,677	250	213

Total Lightspeed POS, Inc.				428,707	500	446
OfferUp, Inc.	Internet Consumer & Business Services	Equity	Preferred Series A	286,080	1,663	2,236
	Internet Consumer & Business Services	Equity	Preferred Series A-1	108,710	632	850

Total OfferUp, Inc.				394,790	2,295	3,086
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	451
	Internet Consumer & Business Services	Equity	Preferred Series H	87,802	250	255

Total Oportun (p.k.a. Progress Financial)				306,153	500	706
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Equity	Preferred Series AA	34,783	15	49
Tectura Corporation(7)	Internet Consumer & Business Services	Equity	Preferred Series BB	1,000,000	—	—

Subtotal: Internet Consumer & Business Services (0.52%)*					3,578	4,333

Media/Content/Info
Pinterest, Inc.	Media/Content/Info	Equity	Preferred Series Seed	620,000	4,085	5,055

Subtotal: Media/Content/Info (0.60%)*					4,085	5,055

Medical Devices & Equipment
AtriCure, Inc.(4)(15)	Medical Devices & Equipment	Equity	Common Stock	7,536	266	138
Flowonix Medical Incorporated	Medical Devices & Equipment	Equity	Preferred Series AA	221,893	1,500	—
Gelesis, Inc.(15)	Medical Devices & Equipment	Equity	Common Stock	198,202	—	879
	Medical Devices & Equipment	Equity	Preferred Series A-1	191,210	425	939
	Medical Devices & Equipment	Equity	Preferred Series A-2	191,626	500	894

Total Gelesis, Inc.				581,038	925	2,712
Medrobotics Corporation(15)	Medical Devices & Equipment	Equity	Preferred Series E	136,798	250	302
	Medical Devices & Equipment	Equity	Preferred Series F	73,971	155	225
	Medical Devices & Equipment	Equity	Preferred Series G	163,934	500	532

Total Medrobotics Corporation				374,703	905	1,059
Optiscan Biomedical, Corp.(6)(15)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	402

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	$655	$114
	Medical Devices & Equipment	Equity	Preferred Series D	55,103,923	5,257	4,232
	Medical Devices & Equipment	Equity	Preferred Series E	15,638,888	1,307	1,457

Total Optiscan Biomedical, Corp.				78,855,687	10,219	6,205
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Equity	Preferred Series B	232,061	527	596
Quanterix Corporation(4)	Medical Devices & Equipment	Equity	Common Stock	84,778	1,000	1,820

Subtotal: Medical Devices & Equipment (1.49%)*					15,342	12,530

Software
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	90
Druva, Inc.	Software	Equity	Preferred Series 2	458,841	1,000	1,044
	Software	Equity	Preferred Series 3	93,620	300	312

Total Druva, Inc.				552,461	1,300	1,356
ForeScout Technologies, Inc.(4)	Software	Equity	Common Stock	199,844	529	6,373
HighRoads, Inc.	Software	Equity	Common Stock	190	307	—
NewVoiceMedia Limited(5)(10)	Software	Equity	Preferred Series E	669,173	963	1,544
Palantir Technologies	Software	Equity	Preferred Series E	727,696	5,431	4,923
	Software	Equity	Preferred Series G	326,797	2,211	2,211

Total Palantir Technologies				1,054,493	7,642	7,134
Sprinklr, Inc.	Software	Equity	Common Stock	700,000	3,749	4,600
WildTangent, Inc.(15)	Software	Equity	Preferred Series 3	100,000	402	179

Subtotal: Software (2.53%)*					14,943	21,276

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Equity	Preferred Series B	219,298	250	44
	Surgical Devices	Equity	Preferred Series C	656,538	282	60
	Surgical Devices	Equity	Preferred Series D	1,991,157	712	795
	Surgical Devices	Equity	Preferred Series E	2,786,367	429	521

Total Gynesonics, Inc.				5,653,360	1,673	1,420
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	376
	Surgical Devices	Equity	Preferred Series C	119,999	300	309
	Surgical Devices	Equity	Preferred Series D	260,000	650	957
	Surgical Devices	Equity	Preferred Series F	100,200	500	531

Total Transmedics, Inc.				569,160	2,550	2,173

Subtotal: Surgical Devices (0.43%)*					4,223	3,593

Sustainable and Renewable Technology
Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)	Sustainable and Renewable Technology	Equity	Common Stock	19,250	761	—
Modumetal, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series C	3,107,520	500	477
Proterra, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series 5	99,280	500	539
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)(6)	Sustainable and Renewable Technology	Equity	Common Stock	288	61,502	11,400

Subtotal: Sustainable and Renewable Technology (1.48%)*					63,263	12,416

Total: Equity Investments (10.63%)*					136,196	89,361

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Warrant Investments
Biotechnology Tools
Labcyte, Inc.(15)	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	$323	$458

Subtotal: Biotechnology Tools (0.05%)*					323	458

Communications & Networking
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	—
Peerless Network Holdings, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	501
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Common Stock	2,834,375	418	—

Subtotal: Communications & Networking (0.06%)*					574	501

Consumer & Business Products
Antenna79 (p.k.a. Pong Research Corporation)(15)	Consumer & Business Products	Warrant	Common Stock	1,662,441	228	—
Intelligent Beauty, Inc.(15)	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	221
The Neat Company(15)	Consumer & Business Products	Warrant	Preferred Series C-1	540,540	365	—

Subtotal: Consumer & Business Products (0.03%)*					823	221

Drug Delivery
AcelRx Pharmaceuticals, Inc.(4)(10)(15)	Drug Delivery	Warrant	Common Stock	176,730	786	61
Agile Therapeutics, Inc.(4)	Drug Delivery	Warrant	Common Stock	180,274	730	65
BioQ Pharma Incorporated	Drug Delivery	Warrant	Common Stock	459,183	1	968
Celsion Corporation(4)	Drug Delivery	Warrant	Common Stock	13,927	428	—
Dance Biopharm, Inc.(15)	Drug Delivery	Warrant	Common Stock	110,882	74	—
Edge Therapeutics, Inc.(4)	Drug Delivery	Warrant	Common Stock	78,595	390	230
Kaleo, Inc. (p.k.a. Intelliject, Inc.)	Drug Delivery	Warrant	Preferred Series B	82,500	594	1,540
Neos Therapeutics, Inc.(4)(15)	Drug Delivery	Warrant	Common Stock	70,833	285	148
Pulmatrix Inc.(4)	Drug Delivery	Warrant	Common Stock	25,150	116	4
ZP Opco, Inc (p.k.a. Zosano Pharma)(4)	Drug Delivery	Warrant	Common Stock	72,379	266	—

Subtotal: Drug Delivery (0.36%)*					3,670	3,016

Drug Discovery & Development
ADMA Biologics, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	89,750	295	12
Anthera Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	5,022	984	—
Audentes Therapeutics, Inc(4)(10)(15)	Drug Discovery & Development	Warrant	Common Stock	9,914	62	147
Auris Medical Holding, AG(4)(5)(10)	Drug Discovery & Development	Warrant	Common Stock	156,726	249	19
Brickell Biotech, Inc.	Drug Discovery & Development	Warrant	Preferred Series C	26,086	119	93
Cerecor, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	22,328	70	15
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	—
Cleveland BioLabs, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	7,813	105	3
Concert Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	132,069	545	1,344
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(4)	Drug Discovery & Development	Warrant	Common Stock	29,239	165	2

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
CytRx Corporation(4)(15)	Drug Discovery & Development	Warrant	Common Stock	105,694	$160	$58
Dare Biosciences, Inc. (p.k.a. Cerulean Pharma, Inc.)(4)	Drug Discovery & Development	Warrant	Common Stock	17,190	369	—
Dicerna Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
Epirus Biopharmaceuticals, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	64,194	276	—
Fortress Biotech, Inc. (p.k.a. Coronado Biosciences, Inc.)(4)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	29
Genocea Biosciences, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	73,725	266	4
Immune Pharmaceuticals(4)	Drug Discovery & Development	Warrant	Common Stock	10,742	164	—
Melinta Therapeutics(4)	Drug Discovery & Development	Warrant	Common Stock	31,655	626	12
Motif BioSciences Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	73,452	282	414
Myovant Sciences, Ltd.(4)(5)(10)	Drug Discovery & Development	Warrant	Common Stock	49,800	283	128
Neothetics, Inc. (p.k.a. Lithera, Inc)(4)(15)	Drug Discovery & Development	Warrant	Common Stock	46,838	266	53
Neuralstem, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	5,783	77	—
Ology Bioservices, Inc. (p.k.a. Nanotherapeutics, Inc.)(15)	Drug Discovery & Development	Warrant	Common Stock	171,389	838	—
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(4)(15)	Drug Discovery & Development	Warrant	Common Stock	75,214	178	212
PhaseRx, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	63,000	125	—
Savara Inc. (p.k.a. Mast Therapeutics, Inc.)(4)(15)	Drug Discovery & Development	Warrant	Common Stock	32,467	203	8
Sorrento Therapeutics, Inc.(4)(10)	Drug Discovery & Development	Warrant	Common Stock	306,748	889	453
Stealth Bio Therapeutics Corp.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series A	487,500	116	107
uniQure B.V.(4)(5)(10)	Drug Discovery & Development	Warrant	Common Stock	37,174	218	240
XOMA Corporation(4)(10)(15)	Drug Discovery & Development	Warrant	Common Stock	9,063	279	50

Subtotal: Drug Discovery & Development (0.40%)*					8,869	3,403

Electronics & Computer Hardware
908 DEVICES INC.(15)	Electronics & Computer Hardware	Warrant	Preferred Series D	79,856	100	73
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	12	—

Subtotal: Electronics & Computer Hardware (0.01%)*					112	73

Healthcare Services, Other
Chromadex Corporation(4)(15)	Healthcare Services, Other	Warrant	Common Stock	139,673	157	329

Subtotal: Healthcare Services, Other (0.04%)*					157	329

Information Services
INMOBI Inc.(5)(10)	Information Services	Warrant	Common Stock	65,587	82	—

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
InXpo, Inc.(15)	Information Services	Warrant	Preferred Series C	648,400	$98	$21
	Information Services	Warrant	Preferred Series C-1	1,165,183	74	37

Total InXpo, Inc.				1,813,583	172	58
MDX Medical, Inc.(15)	Information Services	Warrant	Common Stock	2,250,000	246	129
Netbase Solutions, Inc.	Information Services	Warrant	Preferred Series 1	60,000	356	363
RichRelevance, Inc.(15)	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.07%)*					954	550

Internet Consumer & Business Services
Aria Systems, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series G	231,535	73	—
Blurb, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	9
ClearObject, Inc. (p.k.a. CloudOne, Inc.)	Internet Consumer & Business Services	Warrant	Preferred Series E	968,992	18	154
The Faction Group	Internet Consumer & Business Services	Warrant	Preferred Series A	8,703	234	234
Intent Media, Inc.(15)	Internet Consumer & Business Services	Warrant	Common Stock	140,077	168	207
Interactions Corporation	Internet Consumer & Business Services	Warrant	Preferred Series G-3	68,187	204	204
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	206,184	1,102	2,627
Lightspeed POS, Inc.(5)(10)	Internet Consumer & Business Services	Warrant	Preferred Series C	245,610	20	93
LogicSource (15)	Internet Consumer & Business Services	Warrant	Preferred Series C	79,625	30	36
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	196
ShareThis, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	547	—
Snagajob.com, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series A	1,800,000	782	1,257
Tapjoy, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	748,670	316	7
TraceLink, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series A-2	283,353	1,833	1,833

Subtotal: Internet Consumer & Business Services (0.82%)*					6,041	6,857

Media/Content/Info
FanDuel, Inc.	Media/Content/Info	Warrant	Common Stock	15,570	—	—
	Media/Content/Info	Warrant	Preferred Series A	4,648	730	1,875

Total FanDuel, Inc.				20,218	730	1,875
Machine Zone, Inc.(16)	Media/Content/Info	Warrant	Common Stock	1,552,710	1,958	3,743
Rhapsody International, Inc.(15)	Media/Content/Info	Warrant	Common Stock	715,755	385	4
WP Technology, Inc. (Wattpad, Inc.)(5)(10)	Media/Content/Info	Warrant	Common Stock	255,818	4	17
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	33

Subtotal: Media/Content/Info (0.67%)*					3,425	5,672

Medical Devices & Equipment
Amedica Corporation(4)(15)	Medical Devices & Equipment	Warrant	Common Stock	8,603	459	1
Aspire Bariatrics, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series B-1	112,858	455	65
Avedro, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series AA	300,000	401	275

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Flowonix Medical Incorporated	Medical Devices & Equipment	Warrant	Preferred Series AA	155,325	$362	$—
Gelesis, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series A-1	74,784	78	216
InspireMD, Inc.(4)(5)(10)	Medical Devices & Equipment	Warrant	Common Stock	39,364	242	—
IntegenX, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series C	547,752	15	—
Intuity Medical, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series 4	1,819,078	294	294
Medrobotics Corporation(15)	Medical Devices & Equipment	Warrant	Preferred Series E	455,539	370	411
Micell Technologies, Inc.	Medical Devices & Equipment	Warrant	Preferred Series D-2	84,955	262	150
NetBio, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	7,841	408	56
NinePoint Medical, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	82
Optiscan Biomedical, Corp.(6)(15)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	1,252	86
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Warrant	Preferred Series A	500,000	402	430
Quanterix Corporation(4)	Medical Devices & Equipment	Warrant	Common Stock	66,039	205	536
Sebacia, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series D	778,301	133	127
SonaCare Medical, LLC (p.k.a. US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	6,464	188	—
Strata Skin Sciences, Inc. (p.k.a. MELA Sciences, Inc.)(4)	Medical Devices & Equipment	Warrant	Common Stock	13,864	401	—
Tela Bio, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series B	387,930	62	153
ViewRay, Inc.(4)(15)	Medical Devices & Equipment	Warrant	Common Stock	128,231	333	414

Subtotal: Medical Devices & Equipment (0.39%)*					6,492	3,296

Semiconductors
Achronix Semiconductor Corporation(15)	Semiconductors	Warrant	Preferred Series C	360,000	160	308
	Semiconductors	Warrant	Preferred Series D-2	750,000	99	519

Total Achronix Semiconductor Corporation				1,110,000	259	827
Aquantia Corp.(4)	Semiconductors	Warrant	Common Stock	19,683	4	11
Avnera Corporation	Semiconductors	Warrant	Preferred Series E	141,567	46	195

Subtotal: Semiconductors (0.12%)*					309	1,033

Software
Actifio, Inc.	Software	Warrant	Common Stock	73,584	249	84
	Software	Warrant	Preferred Series F	31,673	343	79

Total Actifio, Inc.				105,257	592	163
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	188	—
CareCloud Corporation(15)	Software	Warrant	Preferred Series B	413,433	258	113
Clickfox, Inc.(15)	Software	Warrant	Preferred Series B	1,038,563	330	129
	Software	Warrant	Preferred Series C	592,019	730	179
	Software	Warrant	Preferred Series C-A	2,218,214	230	4,458

Total Clickfox, Inc.				3,848,796	1,290	4,766
DNAnexus, Inc.	Software	Warrant	Preferred Series C	909,091	97	97
Evernote Corporation(15)	Software	Warrant	Common Stock	62,500	106	175
Fuze, Inc.(15)	Software	Warrant	Preferred Series F	256,158	89	53

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Mattersight Corporation(4)	Software	Warrant	Common Stock	357,143	$538	$168
Message Systems, Inc.(15)	Software	Warrant	Preferred Series C	503,718	334	639
Mobile Posse, Inc.(15)	Software	Warrant	Preferred Series C	396,430	130	353
Neos, Inc.(15)	Software	Warrant	Common Stock	221,150	22	—
NewVoiceMedia Limited(5)(10)	Software	Warrant	Preferred Series E	225,586	33	190
OneLogin, Inc.(15)	Software	Warrant	Common Stock	228,972	150	227
PerfectServe, Inc.	Software	Warrant	Preferred Series C	129,073	720	720
Poplicus, Inc.	Software	Warrant	Common Stock	132,168	—	—
Quid, Inc.(15)	Software	Warrant	Preferred Series D	71,576	1	7
RapidMiner, Inc.	Software	Warrant	Preferred Series C-1	4,982	23	23
RedSeal Inc.(15)	Software	Warrant	Preferred Series C-Prime	640,603	66	44
Signpost, Inc.	Software	Warrant	Preferred Series C	324,005	314	106
Wrike, Inc.	Software	Warrant	Common Stock	698,760	462	1,040

Subtotal: Software (1.06%)*					5,413	8,884

Specialty Pharmaceuticals
Alimera Sciences, Inc.(4)	Specialty Pharmaceuticals	Warrant	Common Stock	1,717,709	861	488

Subtotal: Specialty Pharmaceuticals (0.06%)*					861	488

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Warrant	Preferred Series C	180,480	75	15
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	291

Total Gynesonics, Inc.				1,756,445	395	306
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	225	16
	Surgical Devices	Warrant	Preferred Series D	175,000	100	429
	Surgical Devices	Warrant	Preferred Series F	50,544	38	60

Total Transmedics, Inc.				265,980	363	505

Subtotal: Surgical Devices (0.10%)*					758	811

Sustainable and Renewable Technology
Agrivida, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series D	471,327	120	88
Alphabet Energy, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series 1B	13,667	82	—
American Superconductor Corporation(4)	Sustainable and Renewable Technology	Warrant	Common Stock	58,823	39	7
Brightsource Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 1	116,666	104	—
Calera, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc. (15)	Sustainable and Renewable Technology	Warrant	Preferred Series B	437,500	308	—
Fluidic, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series D	61,804	102	—
Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)	Sustainable and Renewable Technology	Warrant	Common Stock	530,811	181	—
	Sustainable and Renewable Technology	Warrant	Preferred Series 2-A	6,229	50	—

Total Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)				537,040	231	—
Fulcrum Bioenergy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series C-1	280,897	275	357
GreatPoint Energy, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series D-1	393,212	548	—
Kinestral Technologies, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series A	325,000	155	155

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(unaudited)

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
	Sustainable and Renewable Technology	Warrant	Preferred Series B	131,883	$63	$63

Total Kinestral Technologies, Inc.				456,883	218	218
Polyera Corporation(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	311,609	338	—
Proterra, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 4	477,517	41	599
Rive Technology, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series E	234,477	12	8
Stion Corporation(6)	Sustainable and Renewable Technology	Warrant	Preferred Series Seed	2,154	1,378	—
TAS Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series AA	428,571	299	—
Tendril Networks	Sustainable and Renewable Technology	Warrant	Preferred Series 3-A	1,019,793	189	—

Subtotal: Sustainable and Renewable Technology (0.15%)*					4,797	1,277

Total: Warrant Investments (4.38%)*					43,578	36,869

Total Investments in Securities (183.39%)*					$1,619,829	$1,542,214

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Interest rate PRIME represents 4.50% at December 31, 2017. Daily LIBOR, 1-month LIBOR, 3-month LIBOR and 12-month LIBOR represent 1.44%, 1.57%, 1.69% and 2.11%, respectively, at December 31, 2017.
(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $32.5 million, $119.7 million and $87.2 million respectively. The tax cost of investments is $1.6 billion.

(4)

Except for warrants in 43 publicly traded companies and common stock in 20 publicly traded companies, all investments are restricted at December 31, 2017 and were valued at fair value using Level 3 significant unobservable inputs as determined in good faith by the Company’s board of directors (the “Board of Directors”). No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.

(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)

Affiliate investment as defined under the Investment Company Act of 1940, as amended, (the “1940 Act”) in which Hercules owns at least 5% but generally less than 25% of the company’s voting securities.

(7)	Control investment as defined under the 1940 Act in which Hercules owns at least 25% of the company’s voting securities or has greater than 50% representation on its board.
(8)

Debt is on non-accrual status at December 31, 2017 and is therefore considered non-income producing. Note that at December 31, 2017, only the $11.0 million PIK, or payment-in-kind, loan is on non-accrual for the Company’s debt investment in Tectura Corporation.

(9)	Denotes that all or a portion of the debt investment is convertible debt.
(10)

Indicates assets that the Company deems not “qualifying assets” under section 55(a) of 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.

(11)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitization (as defined in Note 4).
(12)	Denotes that all or a portion of the debt investment is pledged as collateral under the Wells Facility (as defined in Note 4).
(13)	Denotes that all or a portion of the debt investment is pledged as collateral under the Union Bank Facility (as defined in Note 4).
(14)	Denotes that all or a portion of the debt investment principal includes accumulated PIK interest and is net of repayments.
(15)

Denotes that all or a portion of the investment in this portfolio company is held by Hercules Technology II, L.P., or HT II, or Hercules Technology III, L.P., or HT III, the Company’s wholly owned small business investment companies, or SBIC, subsidiaries.

(16)	Denotes that the fair value of the Company’s total investments in this portfolio company represent greater than 5% of the Company’s total assets at December 31, 2017.
(17)	Denotes that there is an unfunded contractual commitment available at the request of this portfolio company at December 31, 2017. Refer to Note 10.

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

1. Description of Business and Basis of Presentation

Hercules Capital, Inc. (the “Company”) is a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences, and sustainable and renewable technology industries. The Company sources its investments through its principal office located in Palo Alto, CA, as well as through its additional offices in Boston, MA, New York, NY, Washington, DC, Hartford, CT, and San Diego, CA. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was subject to tax as a corporation under Subchapter C of the Internal Revenue Code of 1986, as amended (the “Code”). Effective January 1, 2006, the Company elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Code (see Note 5). As an investment company, the Company follows accounting and reporting guidance as set forth in Topic 946 (“Financial Services – Investment Companies”) of the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification, as amended (“ASC”).

Hercules Technology II, L.P. (“HT II”), Hercules Technology III, L.P. (“HT III”), and Hercules Technology IV, L.P. (“HT IV”), are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”) under the authority of the Small Business Administration (“SBA”) on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. HT IV was formed in anticipation of receiving an additional SBIC license; however, the Company has not received such license, and HT IV currently has no material assets or liabilities. The Company also formed Hercules Technology SBIC Management, LLC, or (“HTM”), a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4 to the Company’s consolidated financial statements).

HT II and HT III hold approximately $113.1 million and $285.8 million in assets, respectively, and they accounted for approximately 5.7% and 14.4% of the Company’s total assets, respectively, prior to consolidation at March 31, 2018.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). By investing through these wholly owned subsidiaries, the Company is able to benefit from the tax treatment of these entities and create a tax structure that is more advantageous with respect to the Company’s RIC status. These taxable subsidiaries are consolidated for financial reporting purposes and in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and the portfolio investments held by these taxable subsidiaries are included in the Company’s consolidated financial statements and recorded at fair value. These taxable subsidiaries are not consolidated with Hercules for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities as a result of their ownership of certain portfolio investments.

The consolidated financial statements include the accounts of the Company, its subsidiaries and its consolidated securitization VIE. All significant inter-company accounts and transactions have been eliminated in consolidation. As provided under Regulation S-X and ASC 946, the Company will not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Rather, an investment company’s interest in portfolio companies that are not investment companies should be measured at fair value in accordance with ASC Topic 946.

The accompanying consolidated interim financial statements have been prepared in conformity with U.S. GAAP for interim financial information, and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments consisting solely of normal recurring accruals considered necessary for the fair presentation of consolidated financial statements for the interim periods have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the full fiscal year. Therefore, the interim unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the period ended December 31, 2017. The year-end Consolidated Statement of Assets and Liabilities data was derived from audited financial statements, but does not include all disclosures required by U.S. GAAP.

Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of the Company and its subsidiaries and all VIEs of which the Company is the primary beneficiary. All intercompany accounts and transactions have been eliminated in consolidation.

A VIE is an entity that either (i) has insufficient equity to permit the entity to finance its activities without additional subordinated financial support or (ii) has equity investors who lack the characteristics of a controlling financial interest. The primary beneficiary of a VIE is the party with both the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and the obligation to absorb the losses or the right to receive benefits that could be significant to the VIE.

To assess whether the Company has the power to direct the activities of a VIE that most significantly impact its economic performance, the Company considers all the facts and circumstances including its role in establishing the VIE and its ongoing rights and responsibilities. This assessment includes identifying the activities that most significantly impact the VIE’s economic performance and identifying which party, if any, has power over those activities. In general, the party that makes the most significant decisions affecting the VIE is determined to have the power to direct the activities of a VIE. To assess whether the Company has the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE, the Company considers all of its economic interests, including debt and equity interests, servicing rights and fee arrangements, and any other variable interests in the VIE. If the Company determines that it is the party with the power to make the most significant decisions affecting the VIE, and the Company has a potentially significant interest in the VIE, then it consolidates the VIE.

The Company performs periodic reassessments, usually quarterly, of whether it is the primary beneficiary of a VIE. The reassessment process considers whether the Company has acquired or divested the power to direct the activities of the VIE through changes in governing documents or other circumstances. The Company also reconsiders whether entities previously determined not to be VIEs have become VIEs, based on certain events, and therefore are subject to the VIE consolidation framework.

As of the date of this report, the only VIE consolidated by the Company is its securitization VIE formed in conjunction with the issuance of the 2021 Asset-Backed Notes (as defined herein). See “Note 4 – Borrowings”.

Reclassification

Certain balances from prior years have been reclassified in order to conform to the current year presentation.

Valuation of Investments

The most significant estimate inherent in the preparation of the Company’s consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

At March 31, 2018, approximately 91.6% of the Company’s total assets represented investments in portfolio companies whose fair value is determined in good faith by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s investments are carried at fair value in accordance with the 1940 Act and ASC Topic 946 and measured in accordance with ASC Topic 820 (“Fair Value Measurements”). The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy by the Company’s Board of Directors in accordance with the provisions of ASC Topic 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board of Directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The Company may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain portfolio investments. The Company engages independent valuation firms on a discretionary basis. Specifically, on a quarterly basis, the Company will identify portfolio investments with respect to which an independent valuation firm will assist in valuing. The Company selects these portfolio investments based on a number of factors, including, but not limited to, the potential for material fluctuations in valuation results, credit quality and the time lapse since the last valuation of the portfolio investment by an independent valuation firm.

The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately, and solely, responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the Audit Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio as provided by the investment committee, which incorporates the results of the independent valuation firm as appropriate; and

(4) the Board of Directors, upon the recommendation of the Audit Committee, discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC Topic 820 establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC Topic 820 also requires disclosure for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC Topic 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC Topic 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC Topic 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are publicly held debt investments and warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of March 31, 2018 and as of December 31, 2017. The Company transfers investments in and out of Level 1, 2 and 3 as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the three months ended March 31, 2018, there were no transfers between Levels 1 or 2.

(in thousands) Description	Balance March 31, 2018	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Secured Debt	$1,322,451	$—	$—	$1,322,451
Unsecured Debt	13,875	—	—	13,875
Preferred Stock	65,451	—	—	65,451
Common Stock	48,548	20,216	—	28,332
Warrants	33,253	—	5,068	28,185
Escrow Receivable	1,280	—	—	1,280

Total	$1,484,858	$20,216	$5,068	$1,459,574

(in thousands) Description	Balance December 31, 2017	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Secured Debt	$1,415,984	$—	$—	$1,415,984
Preferred Stock	40,683	—	—	40,683
Common Stock	48,678	22,825	—	25,853
Warrants	36,869	—	5,664	31,205
Escrow Receivable	752	—	—	752

Total	$1,542,966	$22,825	$5,664	$1,514,477

The table below presents a reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the three months ended March 31, 2018 and the year ended December 31, 2017.

(in thousands)	Balance January 1, 2018	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balance March 31, 2018
Senior Debt	$1,415,984	$(5,008)	$(6,679)	$196,692	$—	$(278,538)	$—	$—	$1,322,451
Unsecured Debt	—	—	(1,598)	15,473	—	—	—	—	13,875
Preferred Stock	40,683	—	(2,071)	26,839	—	—	—	—	65,451
Common Stock	25,853	—	618	1,861	—	—	—	—	28,332
Warrants	31,205	(386)	(3,081)	447	—	—	—	—	28,185
Escrow Receivable	752	78	—	875	(425)	—	—	—	1,280

Total	$1,514,477	$(5,316)	$(12,811)	$242,187	$(425)	$(278,538)	$—	$—	$1,459,574

(in thousands)	Balance January 1, 2017	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(4)	Gross Transfers out of Level 3(4)	Balance December 31, 2017
Senior Debt	$1,323,978	$(24,684)	$29,610	$776,648	$—	$(626,897)	$—	$(62,671)	$1,415,984
Preferred Stock	39,418	(7,531)	11,955	2,683	(468)	—	—	(5,374)	40,683
Common Stock	10,965	(487)	(49,462)	3,748	(1,582)	—	62,671	—	25,853
Warrants	24,246	727	8,450	5,449	(7,303)	—	—	(364)	31,205
Escrow Receivable	1,382	261	—	3,127	(4,018)	—	—	—	752

Total	$1,399,989	$(31,714)	$553	$791,655	$(13,371)	$(626,897)	$62,671	$(68,409)	$1,514,477

(1)	Included in net realized gains or losses in the accompanying Consolidated Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) in the accompanying Consolidated Statement of Operations.
(3)	There were no transfers in or out of Level 3 during the three months ended March 31, 2018.
(4)

Transfers out of Level 3 during the year ended December 31, 2017 relate to the conversion of the Company’s debt investment in Sungevity, Inc. and a portion of the Company’s debt investment in Gamma Medica, Inc. to common stock through bankruptcy transactions. IPOs of ForeScout Technologies, Inc., Aquantia Corporation, and Quanterix Corporation, and merger of our former portfolio company Cempra, Inc. and current portfolio company Melinta Therapeutics, Inc. into NASDAQ-listed company Melinta Theraputics, Inc. Transfers into Level 3 during the year ended December 31, 2017 relate to the conversion of the Company’s debt investment in Sungevity, Inc. and a portion of the Company’s debt investment in Gamma Medica, Inc. to common stock through bankruptcy transactions.

(5)

Amounts listed above are inclusive of loan origination fees received at the inception of the loan which are deferred and amortized into fee income as well as the accretion of existing loan discounts and fees during the period. Escrow receivable purchases may include additions due to proceeds held in escrow from the liquidation of level 3 investments.

(6)	Amounts listed above include the acceleration and payment of loan discounts and loan fees due to early payoffs or restructures.

For the three months ended March 31, 2018, approximately $2.1 million in net unrealized depreciation and $618,000 in net unrealized appreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $13.5 million in net unrealized depreciation and $3.4 million in net unrealized depreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

For the year ended December 31, 2017, approximately $4.2 million in net unrealized appreciation and $49.2 million in net unrealized depreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. The depreciation on common stock during the period reflects the conversion of the Company’s debt investment in Sungevity, Inc. to common stock at cost through a bankruptcy transaction and subsequent depreciation to fair value. For the same period, approximately $10.5 million in net unrealized depreciation and $9.0 million in net unrealized appreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

The following tables provide quantitative information about the Company’s Level 3 fair value measurements as of March 31, 2018 and December 31, 2017. In addition to the techniques and inputs noted in the tables below, according to the Company’s valuation policy the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The tables below are not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

The significant unobservable input used in the fair value measurement of the Company’s escrow receivables is the amount recoverable at the contractual maturity date of the escrow receivable.

Investment Type - Level Three Debt Investments	Fair Value at March 31, 2018 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(1)	Range	Weighted Average(2)
Pharmaceuticals	$59,128	Originated Within 4-6 Months	Origination Yield	10.55% - 12.71%	12.50%
	310,692	Market Comparable Companies	Hypothetical Market Yield	10.60% - 16.34%	13.65%
			Premium/(Discount)	(0.25%) - 1.00%
	—	Liquidation(3)	Probability weighting of alternative outcomes	100.00%

Technology	91,882	Originated Within 4-6 Months	Origination Yield	10.40% - 15.15%	11.59%
	364,111	Market Comparable Companies	Hypothetical Market Yield	10.02% - 26.08%	13.84%
			Premium/(Discount)	(0.25%) - 1.00%
	16,421	Liquidation(3)	Probability weighting of alternative outcomes	5.00% - 100.00%

Sustainable and Renewable	17,630	Originated Within 4-6 Months	Origination Yield	11.97%	11.97%
Technology	69,376	Market Comparable Companies	Hypothetical Market Yield	11.25% - 20.61%	14.04%

Medical Devices	17,132	Originated Within 4-6 Months	Origination Yield	13.49%	13.49%
	50,832	Market Comparable Companies	Hypothetical Market Yield	11.07% - 15.94%	12.45%
			Premium/(Discount)	0.00% - 0.75%
	839	Liquidation(3)	Probability weighting of alternative outcomes	10.00% - 50.00%

Lower Middle Market	60,257	Originated Within 4-6 Months	Origination Yield	8.56% - 12.05%	11.75%
	37,371	Market Comparable Companies	Hypothetical Market Yield	12.75% - 13.29%	13.04%
			Premium/(Discount)	0.00%
	17,095	Liquidation(3)	Probability weighting of alternative outcomes	5.00% - 80.00%

		Debt Investments Where Fair Value Approximates Cost
	159,641	Debt Investments originated within 3 months
	63,919	Debt Investments Maturing in Less than One Year

	$1,336,326	Total Level Three Debt Investments

(1)

The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries noted above as follows:

•

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery and Biotechnology Tools industries in the Consolidated Schedule of Investments.

•

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Consumer and Business Products, Information Services, and Communications and Networking industries in the Consolidated Schedule of Investments.

•	Sustainable and Renewable Technology, above, aligns with the Sustainable and Renewable Technology Industry in the Consolidated Schedule of Investments.

•	Medical Devices, above, is comprised of debt investments in the Surgical Devices and Medical Devices and Equipment industries in the Consolidated Schedule of Investments.

•

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services - Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, Diversified Financial Services, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

(2)	The weighted averages are calculated based on the fair market value of each investment.

(3)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

Investment Type -Level Three Debt Investments	Fair Value at December 31, 2017 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(1)	Range	Weighted Average (2)
Pharmaceuticals	$44,301	Originated Within 6 Months	Origination Yield	10.71% - 12.61%	11.89%
	379,841	Market Comparable Companies	Hypothetical Market Yield	10.14% - 16.14%	12.94%
			Premium/(Discount)	(0.25%) - 0.75%
	2,257	Liquidation(3)	Probability weighting of alternative outcomes	100.00%
Technology	158,916	Originated Within 6 Months	Origination Yield	9.4% - 25.11%	11.68%
	290,561	Market Comparable Companies	Hypothetical Market Yield	9.47% - 19.21%	13.55%
			Premium/(Discount)	(0.25%) - 1.00%
	22,020	Liquidation(3)	Probability weighting of alternative outcomes	5.00% - 100.00%
Sustainable and Renewable	33,020	Originated Within 6 Months	Origination Yield	11.97% - 20.06%	15.31%
Technology	49,647	Market Comparable Companies	Hypothetical Market Yield	11.15% - 14.16%	12.13%
			Premium/(Discount)	0.00% - 0.25%
Medical Devices	17,013	Originated Within 6 Months	Origination Yield	13.49%	13.49%
	89,869	Market Comparable Companies	Hypothetical Market Yield	9.66% - 17.57%	12.28%
			Premium/(Discount)	0.00% - 0.50%
Lower Middle Market	97,291	Originated Within 6 Months	Origination Yield	8.29% - 12.68%	12.01%
	19,219	Liquidation(3)	Probability weighting of alternative outcomes	10.00% - 100.00%

		Debt Investments Where Fair Value Approximates Cost
	35,517	Imminent Payoffs(4)
	176,512	Debt Investments Maturing in Less than One Year

	$1,415,984	Total Level Three Debt Investments

(1)

The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries noted above as follows:

•

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery and Biotechnology Tools industries in the Consolidated Schedule of Investments.

•

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Consumer and Business Products, Information Services, and Communications and Networking industries in the Consolidated Schedule of Investments.

•	Sustainable and Renewable Technology, above, aligns with the Sustainable and Renewable Technology Industry in the Consolidated Schedule of Investments.

•	Medical Devices, above, is comprised of debt investments in the Surgical Devices and Medical Devices and Equipment industries in the Consolidated Schedule of Investments.

•

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services - Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

(2)	The weighted averages are calculated based on the fair market value of each investment.

(3)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

(4)	Imminent payoffs represent debt investments that the Company expects to be fully repaid within the next three months, prior to their scheduled maturity date.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at March 31, 2018 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input (1)	Range	Weighted Average (6)
Equity Investments	$9,019	Market Comparable Companies	EBITDA Multiple(2)	3.7x - 58.1x	16.4x
			Revenue Multiple(2)	0.6x - 11.8x	3.9x
			Discount for Lack of Marketability(3)	12.12% - 18.46%	17.39%
			Average Industry Volatility(4)	32.5% - 80.36%	54.51%
			Risk-Free Interest Rate	1.97% - 2.25%	2.19%
			Estimated Time to Exit (in months)	8 - 23	19

	18,670	Market Adjusted OPM Backsolve	Market Equity Adjustment(5)	(42.3%) - 42.71%	6.61%
			Average Industry Volatility(4)	33.52% - 85.47%	71.87%
			Risk-Free Interest Rate	0.88% - 2.15%	1.86%
			Estimated Time to Exit (in months)	11 - 23	18

	12,432	Liquidation	Probability weighting of alternative outcomes	50% - 100%

	53,662	Other(7)

Warrant Investments	18,169	Market Comparable Companies	EBITDA Multiple(2)	3.7x - 58.1x	17.9x
			Revenue Multiple(2)	0.5x - 11.8x	3.2x
			Discount for Lack of Marketability(3)	11.13% - 28.69%	15.76%
			Average Industry Volatility(4)	27.33% - 99.42%	57.06%
			Risk-Free Interest Rate	2.05% - 2.46%	2.12%
			Estimated Time to Exit (in months)	11 - 47	15

	7,986	Market Adjusted OPM Backsolve	Market Equity Adjustment(5)	(31.02%) - 186.26%	14.68%
			Average Industry Volatility(4)	19.08% - 103.43%	67.94%
			Risk-Free Interest Rate	0.96% - 2.47%	1.85%
			Estimated Time to Exit (in months)	11 - 47	20

	2,030	Other(7)

Total Level Three Warrant and Equity Investments	$121,968

(1)

The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples, market equity adjustment factors, and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model (“OPM”) include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date. The significant unobservable input used in the fair value measurement of impaired equity securities is the probability weighting of alternative outcomes.

(2)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(3)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(4)	Represents the range of industry volatility used by market participants when pricing the investment.
(5)	Represents the range of changes in industry valuations since the portfolio company’s last external valuation event.
(6)	Weighted averages are calculated based on the fair market value of each investment.
(7)	The fair market value of these investments is derived based on recent private market and merger and acquisition transaction prices.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at December 31, 2017 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input (1)	Range	Weighted Average (6)
Equity Investments	$7,684	Market Comparable Companies	EBITDA Multiple(2)	5.1x - 40.2x	13.2x
			Revenue Multiple(2)	0.5x - 6.2x	2.9x
			Discount for Lack of Marketability(3)	7.49% - 12.97%	8.77%
			Average Industry Volatility(4)	27.8% - 77.3%	53.35%
			Risk-Free Interest Rate	1.40% - 1.90%	1.47%
			Estimated Time to Exit (in months)	3 - 10	5

	19,323	Market Adjusted OPM Backsolve	Market Equity Adjustment(5)	(16.43%) - 29.4%	11.79%
			Average Industry Volatility(4)	33.17% - 78.77%	68.99%
			Risk-Free Interest Rate	0.84% - 1.51%	1.42%
			Estimated Time to Exit (in months)	5 - 26	13
	39,529	Other (7)

Warrant Investments	19,310	Market Comparable Companies	EBITDA Multiple(2)	5x - 40.2x	14.6x
			Revenue Multiple(2)	0.5x - 6.4x	2.6x
			Discount for Lack of Marketability(3)	5.16% - 27.41%	13.57%
			Average Industry Volatility(4)	27.8% - 102.77%	55.15%
			Risk-Free Interest Rate	1.31% - 2.09%	1.66%
			Estimated Time to Exit (in months)	2 - 48	13

	6,713	Market Adjusted OPM Backsolve	Market Equity Adjustment(5)	(68.52%) - 154.5%	11.76%
			Average Industry Volatility(4)	33.17% - 110.32%	66.97%
			Risk-Free Interest Rate	0.96% - 2.09%	1.59%
			Estimated Time to Exit (in months)	5 - 48	20
	5,182	Other(7)

Total Level Three Warrant and Equity Investments	$97,741

(1)

The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples, market equity adjustment factors, and discounts for lack of marketability. Additional inputs used in the Black Scholes OPM include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.

(2)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(3)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(4)	Represents the range of industry volatility used by market participants when pricing the investment.
(5)	Represents the range of changes in industry valuations since the portfolio company’s last external valuation event.
(6)	Weighted averages are calculated based on the fair market value of each investment.
(7)	The fair market value of these investments is derived based on recent private market and merger and acquisition transaction prices.

Debt Investments

The Company follows the guidance set forth in ASC Topic 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy, which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged. In addition, the Company may, from time to time, invest in public debt of companies that meet the Company’s investment objectives. These investments are considered Level 2 assets.

In making a good faith determination of the value of the Company’s investments, the Company generally starts with the cost basis of the investment, which includes the value attributed to the original issue discount (“OID”), if any, and payment-in-kind (“PIK”) interest or other receivables which have been accrued as earned. The Company then applies the valuation methods as set forth below.

The Company applies a procedure for debt investments that assumes the sale of each investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. The Company determines the yield at inception for each debt investment. The Company then uses senior secured, leveraged loan yields provided by third party providers to determine the change in market yields between inception of the debt investment and the measurement date. Industry specific indices and other relevant market data are used to benchmark/assess market based movements.

Under this process, the Company also evaluates the collateral for recoverability of the debt investments. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a credit adjusted hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes an analysis of, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Company values its syndicated debt investments using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a debt investment is doubtful or, if under the in-exchange premise, when the value of a debt investment is less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or, if under the in-exchange premise, the value of a debt investment is greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investments from recordation of the warrant or other equity instruments is accreted into interest income over the life of the debt investment.

Debt investments that are traded on a public exchange are valued at the prevailing market price as of the valuation date.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Company has a limited amount of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

The Company estimates the fair value of warrants using a Black Scholes OPM. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Escrow Receivables

Escrow receivables are collected in accordance with the terms and conditions of the escrow agreement. Escrow balances are typically distributed over a period greater than one year and may accrue interest during the escrow period. Escrow balances are measured for collectability on at least a quarterly basis and fair value is determined based on the amount of the estimated recoverable balances and the contractual maturity date. As of March 31, 2018, there were no material past due escrow receivables.

Portfolio Composition

As required by the 1940 Act, the Company classifies its investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “control.” Under the 1940 Act, the Company is generally deemed to “control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of the Company, as defined in the 1940 Act, which are not control investments. The Company is deemed to be an “affiliate” of a company in which it has invested if it owns 5% or more, but generally less than 25%, of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes the Company’s realized gains and losses and changes in unrealized appreciation and depreciation on control and affiliate investments for the three months ended March 31, 2018 and 2017.

(in thousands)			For the Three Months Ended March 31, 2018
Portfolio Company	Type	Fair Value at March 31, 2018	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/(Loss)
Control Investments
Achilles Technology Management Co II, Inc.	Control	$117	$—	$(125)	$—
Gibraltar Business Capital, LLC	Control	37,201	127	—	—
Second Time Around (Simplify Holdings, LLC)	Control	—	—	1,781	(1,743)
Tectura Corporation	Control	17,095	459	(2,276)	335

Total Control Investments		$54,413	$586	$(620)	$(1,408)

Affiliate Investments
Optiscan BioMedical, Corp.	Affiliate	$6,527	$—	$(1,065)	—
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)	Affiliate	23,998	669	828	—
Stion Corporation	Affiliate	—	—	—	—

Total Affiliate Investments		$30,525	$669	$(237)	$—

Total Control & Affiliate Investments		$84,938	$1,255	$(857)	$(1,408)

(in thousands)			For the Three Months Ended March 31, 2017
Portfolio Company	Type	Fair Value at March 31, 2017	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/(Loss)
Control Investments
Achilles Technology Management Co II, Inc.	Control	$2,833	$74	$(1,941)	$—
SkyCross, Inc.	Control	2,103	—	2,103	—
Tectura Corporation	Control	19,839	445	51	(51)

Total Control Investments		$24,775	$519	$213	$(51)

Affiliate Investments
Optiscan BioMedical, Corp.	Affiliate	$5,311	$—	$439	$—
Stion Corporation	Affiliate	—	2	—	—

Total Affiliate Investments		$5,311	$2	$439	$—

Total Control & Affiliate Investments		$30,086	$521	$652	$(51)

In March 2018, the Company acquired 100% ownership in Gibraltar Business Capital LLC and classified it as a control investment in accordance with the requirements of the 1940 Act. Gibraltar Business Capital LLC is focused on providing asset-based and other secured financing solutions.

In July 2017, the Company acquired the primary assets of Second Time Around (Simplify Holdings, LLC) as part of an article 9 consensual foreclosure and public auction. These assets represent the remaining possible recovery on the Company’s debt and as such this investment is classified as a control investment as of September 30, 2017. As of February 2018, all material recoveries had been made and subsequently the Company’s investments were deemed wholly worthless and written off for a realized loss.

In April 2017, the Company’s investment in Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.) became classified as a control investment as a result of obtaining more than 25% of the portfolio company’s voting securities. In April 2017, under Section 363 of the Bankruptcy Code, Sungevity, Inc. entered into a $50.0 million asset purchase agreement and DIP financing facility with a group of investors, led by Northern Pacific Group and including the Company. On April 7, 2017, the U.S. Bankruptcy Court approved the DIP financing facility and on April 17, the U.S. Bankruptcy Court approved the asset purchase agreement. On April 26, 2017, Solar Spectrum Holdings LLC, a new company backed by the investment group, announced that it had acquired certain assets of Sungevity, Inc. as part of the bankruptcy court-approved sale. As a result, the cost basis of the Company’s debt investment in Sungevity, Inc. was converted to an equity position in Solar Spectrum Holdings LLC and the Company’s warrant and equity positions in Sungevity, Inc. were written off for a realized loss.

In August 2017, the Company’s ownership in Solar Spectrum Holdings LLC was diluted below 25% as a result of additional equity contributions by other investors to fund the acquisition of Horizon Solar Power, Inc. by Solar Spectrum Holdings LLC. The Company made a $15.0 million debt investment to fund the acquisition. Accordingly, the Company’s equity and new debt investment in Solar Spectrum Holdings LLC became classified as affiliate investments as of September 30, 2017.

In January 2017, the Company’s investment in Tectura Corporation became classified as a control investment as a result of obtaining more than 50% representation on the portfolio company’s board. In March 2017, the Company’s warrants in Tectura Corporation expired and were written off for a realized loss.

In June 2016, the Company acquired 100% ownership of the equity of Achilles Technology Management Co II, Inc. and classified it as a control investment in accordance with the requirements of the 1940 Act. In June 2016, Achilles Technology Management Co II, Inc. acquired the assets of a global antenna company that produces radio frequency system solutions as part of an article 9 consensual foreclosure and public auction for total consideration in the amount of $4.0 million. In September and November 2016, the Company made a $1.0 million and $250,000 debt investment, respectively, in Achilles Technology Management II, Inc. to provide working capital under the terms of a loan servicing agreement.

In August 2017, the Company’s debt investment in Achilles Technology Management II, Inc. was fully repaid by net proceeds from sales of the portfolio company’s assets. In addition, the Company’s equity investment in Achilles Technology Management II, Inc. was reduced by $900,000 in lieu of a success fee on the repayment of our debt investment. The remaining equity investment in Achilles Technology Management II, Inc. is carried on the consolidated statement of assets and liabilities at fair value.

The following table shows the fair value of the Company’s portfolio of investments by asset class as of March 31, 2018 and December 31, 2017:

	March 31, 2018		December 31, 2017
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Debt with Warrants	$736,137	49.6%	$880,115	57.1%
Senior Secured Debt	619,567	41.8%	572,738	37.1%
Unsecured Debt	13,875	0.9%	—	—
Preferred Stock	65,451	4.4%	40,683	2.6%
Common Stock	48,548	3.3%	48,678	3.2%

Total	$1,483,578	100.0%	$1,542,214	100.0%

The increase in senior secured debt and the decrease in senior secured debt with warrants during the period is primarily due to an increase in new debt investments that do not include detachable equity enhancement features.

A summary of the Company’s investment portfolio, at value, by geographic location as of March 31, 2018 and December 31, 2017 is shown as follows:

	March 31, 2018		December 31, 2017
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$1,274,185	86.0%	$1,404,235	91.1%
United Kingdom	112,221	7.6%	91,105	5.9%
Australia	34,682	2.3%	—	0.0%
Netherlands	20,913	1.4%	20,783	1.3%
Cayman Islands	19,822	1.3%	14,954	1.0%
Sweden	11,933	0.8%	—	0.0%
Switzerland	9,206	0.6%	10,581	0.7%
Canada	616	0.0%	556	0.0%
Israel	—	0.0%	—	0.0%

Total	$1,483,578	100.0%	$1,542,214	100.0%

The following table shows the fair value of the Company’s portfolio by industry sector at March 31, 2018 and December 31, 2017:

	March 31, 2018		December 31, 2017
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Software	$393,088	26.5%	$360,123	23.4%
Drug Discovery & Development	387,371	26.1%	369,173	23.9%
Internet Consumer & Business Services	178,502	12.0%	154,909	10.0%
Sustainable and Renewable Technology	115,085	7.8%	118,432	7.7%
Drug Delivery	84,494	5.7%	91,214	5.9%
Healthcare Services, Other	72,041	4.8%	72,337	4.7%
Medical Devices & Equipment	69,174	4.6%	94,595	6.1%
Media/Content/Info	45,569	3.0%	152,998	9.9%
Diversified Financial Services	37,201	2.5%	—	0.0%
Information Services	32,196	2.2%	24,618	1.6%
Electronics & Computer Hardware	21,906	1.5%	9,982	0.6%
Consumer & Business Products	19,366	1.3%	19,792	1.3%
Surgical Devices	12,663	0.9%	13,161	0.9%
Communications & Networking	6,768	0.5%	6,649	0.4%
Biotechnology Tools	5,645	0.4%	5,604	0.4%
Semiconductors	1,342	0.1%	10,406	0.7%
Diagnostic	911	0.1%	720	0.1%
Specialty Pharmaceuticals	256	0.0%	37,501	2.4%

Total	$1,483,578	100.0%	$1,542,214	100.0%

No single portfolio investment represents more than 10% of the fair value of the investments as of March 31, 2018 and December 31, 2017.

Investment Collateral

In the majority of cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At March 31, 2018, approximately 85.6% of the Company’s debt investments were in a senior secured first lien position, with 48.0% secured by a first priority security in all of the assets of the portfolio company, including its intellectual property, 33.3% secured by a first priority security in all of the assets of the portfolio company and the portfolio company was prohibited from pledging or encumbering its intellectual property, 1.7% of the Company’s debt investments were senior secured by the equipment of the portfolio company and 2.6% of the Company’s debt investments were in a first lien “last-out” senior secured position with security interest in all of the assets of the portfolio company, including its intellectual property. Another 13.4% of the Company’s debt investments were secured by a second priority security interest in all of the portfolio company’s assets, other than intellectual property, and 1.0% were unsecured as a result of the terms of the acquisition of two of our portfolio companies.

Cash, Restricted Cash, and Cash Equivalents

Cash and cash equivalents consists solely of funds deposited with financial institutions and short-term liquid investments in money market deposit accounts. Cash and cash equivalents are carried at cost, which approximates fair value. Restricted cash and cash equivalents include amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions.

Income Recognition

The Company records interest income on an accrual basis and recognizes it as earned in accordance with the contractual terms of the loan agreement, to the extent that such amounts are expected to be collected. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect that principal, interest, and other obligations due will be collected in full, the Company will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal and interest due has been paid or the Company believes the portfolio company has demonstrated the ability to repay the Company’s current and future contractual obligations. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, the Company may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection.

At March 31, 2018, the Company had four debt investments on non-accrual with a cumulative investment cost and approximate fair value of $12.3 million and $0, respectively. At December 31, 2017, the Company had five debt investments on non-accrual with cumulative investment cost and fair value of approximately $14.8 million and $340,000, respectively. The decrease in the cost of debt investments on non-accrual between December 31, 2017 and March 31, 2018 is the result of the write-off of one debt investment that was on non-accrual at December 31, 2017 which resulted in a realized loss of approximately $1.7 million.

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The Company had approximately $33.0 million of unamortized fees at March 31, 2018, of which approximately $28.8 million was included as an offset to the cost basis of the Company’s current debt investments and approximately $4.2 million was deferred contingent upon the occurrence of a funding or milestone. At December 31, 2017 the Company had approximately $33.3 million of unamortized fees, of which approximately $29.3 million was included as an offset to the cost basis of the Company’s current debt investments and approximately $4.0 million was deferred contingent upon the occurrence of a funding or milestone.

The Company recognizes nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fee income, including prepayment penalties, fees related to select covenant default, waiver fees and acceleration of previously deferred loan fees and OID related to early loan pay-off or material modification of the specific debt outstanding. The Company recorded approximately $3.2 million and $565,000 in one-time fee income during the three months ended March 31, 2018 and 2017, respectively.

In addition, the Company may also be entitled to an exit fee that is amortized into income over the life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. At March 31, 2018, the Company had approximately $22.9 million in exit fees receivable, of which approximately $20.4 million was included as a component of the cost basis of the Company’s current debt investments and approximately $2.5 million was a deferred receivable related to expired commitments. At December 31, 2017, the Company had approximately $27.5 million in exit fees receivable, of which approximately $23.9 million was included as an offset to the cost basis of the Company’s current debt investments and approximately $3.6 million was deferred related to expired commitments.

The Company has debt investments in its portfolio that contain a PIK provision. Contractual PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company will generally cease accruing PIK interest if there is insufficient value to support the accrual or management does not expect the portfolio company to be able to pay all principal and interest due. The Company recorded approximately $2.3 million and $2.2 million in PIK income during the three months ended March 31, 2018 and 2017, respectively.

To maintain the Company’s ability to be subject to tax as a RIC, PIK and exit fee income generally must be accrued and distributed to stockholders in the form of dividends for U.S. federal income tax purposes even though the cash has not yet been collected. Amounts necessary to pay these distributions may come from available cash or the liquidation of certain investments.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the three months ended March 31, 2018 and 2017.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables including escrow receivables, accounts payable and accrued liabilities, approximate the fair values of such items due to the short maturity of such instruments. The borrowings of the Company are recorded at amortized cost and not at fair value on the Consolidated Statement of Assets and Liabilities. The fair value of the Company’s outstanding borrowings is based on observable market trading prices or quotations and unobservable market rates as applicable for each instrument.

Based on market quotations on or around March 31, 2018, the 2022 Notes, 2021 Asset-Backed Notes and 2022 Convertible Notes were quoted for 1.011, 1.000 and 1.015 per dollar at par value, respectively. At March 31, 2018, the 2024 Notes were trading on the NYSE for $25.28 per unit at par value. The par value at underwriting for the 2024 Notes was $25.00 per unit. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of the SBA debentures is approximately $193.8 million, compared to the carrying amount of $190.2 million as of March 31, 2018.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 2.

The following tables provide additional information about the fair value and level in the fair value hierarchy of the Company’s outstanding borrowings at March 31, 2018 and December 31, 2017:

(in thousands) Description(1)	March 31, 2018	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
SBA Debentures	$193,778	$—	$—	$193,778
2022 Notes	151,611	—	151,611	—
2024 Notes	185,565	—	185,565	—
2021 Asset-Backed Notes	33,575	—	33,575	—
2022 Convertible Notes	233,450	—	233,450	—

Total	$797,979	$—	$604,201	$193,778

(in thousands) Description(1)	December 31, 2017	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
SBA Debentures	$198,038	$—	$—	$198,038
2022 Notes	152,091	—	152,091	—
2024 Notes	188,061	—	188,061	—
2021 Asset-Backed Notes	49,199	—	49,199	—
2022 Convertible Notes	236,470	—	236,470	—

Total	$823,859	$—	$625,821	$198,038

(1)	As of March 31, 2018, and December 31, 2017, there were no borrowings outstanding on both the Wells Facility and Union Facility.

4. Borrowings

Outstanding Borrowings

At March 31, 2018 and December 31, 2017, the Company had the following available and outstanding borrowings:

	March 31, 2018			December 31, 2017
(in thousands)	Total Available	Principal	Carrying Value(1)	Total Available	Principal	Carrying Value(1)
SBA Debentures(2)	$190,200	$190,200	$188,299	$190,200	$190,200	$188,141
2022 Notes	150,000	150,000	147,698	150,000	150,000	147,572
2024 Notes	183,510	183,510	179,161	183,510	183,510	179,001
2021 Asset-Backed Notes	33,575	33,575	33,156	49,153	49,153	48,650
2022 Convertible Notes	230,000	230,000	223,878	230,000	230,000	223,488
Wells Facility(3)	120,000	—	—	120,000	—	—
Union Bank Facility(3)	75,000	—	—	75,000	—	—

Total	$982,285	$787,285	$772,192	$997,863	$802,863	$786,852

(1)

Except for the Wells Facility and Union Bank Facility, all carrying values represent the principal amount outstanding less the remaining unamortized debt issuance costs and unaccreted premium or discount, if any, associated with the loan as of the balance sheet date.

(2)

At both March 31, 2018 and December 31, 2017, the total available borrowings under the SBA debentures were $190.2 million, of which $41.2 million was available in HT II and $149.0 million was available in HT III.

(3)	Availability subject to the Company meeting the borrowing base requirements.

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing and are recognized as prepaid expenses and amortized over the life of the related debt instrument using the effective yield method or the straight line method, which closely approximates the effective yield method. In accordance with ASC Subtopic 835-30 (“Interest – Imputation of Interest”), debt issuance costs are presented as a reduction to the associated liability balance on the Consolidated Statement of Assets and Liabilities, except for debt issuance costs associated with line-of-credit arrangements. Debt issuance costs, net of accumulated amortization, were as follows as of March 31, 2018 and December 31, 2017:

(in thousands)	March 31, 2018	December 31, 2017
SBA Debentures	$1,901	$2,059
2022 Notes	1,548	1,633
2024 Notes	4,417	4,591
2021 Asset-Backed Notes	420	503
2022 Convertible Notes	3,492	3,715
Wells Facility(1)	726	227
Union Bank Facility(1)	306	379

Total	$12,810	$13,107

(1)

As the Wells Facility and Union Bank Facility are line-of-credit arrangements, the debt issuance costs associated with these instruments are presented separately as an asset on the Consolidated Statement of Assets and Liabilities in accordance with ASC Subtopic 835-30.

Long-Term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. With the Company’s net investment of $44.0 million in HT II as of March 31, 2018, HT II has the capacity to issue a total of $41.2 million of SBA guaranteed debentures, subject to SBA approval, of which $41.2 million was outstanding as of March 31, 2018. As of March 31, 2018, HT II has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of March 31, 2018 the Company held investments in HT II in 34 companies with a fair value of approximately $84.9 million, accounting for approximately 5.7% of the Company’s total investment portfolio at March 31, 2018. HT II held approximately $113.1 million in assets and accounted for approximately 5.7% of the Company’s total assets prior to consolidation at March 31, 2018.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $74.5 million in HT III as of March 31, 2018, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $149.0 million was outstanding as of March 31, 2018. As of March 31, 2018, HT III has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of March 31, 2018, the Company held investments in HT III in 47 companies with a fair value of approximately $236.0 million, accounting for approximately 15.9% of the Company’s total investment portfolio at March 31, 2018. HT III held approximately $285.8 million in assets and accounted for approximately 14.4% of the Company’s total assets prior to consolidation at March 31, 2018.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through the Company’s wholly owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and HT III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of March 31, 2018 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in March 2009 are set semiannually in March and September and range from 2.25% to 4.62% excluding annual fees. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of March 2009, the initial maturity of SBA debentures will occur in March 2019. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees on other debentures have been set at 0.906%. The annual fees related to HT III debentures that pooled on March 27, 2013 were 0.804%. The annual fees on other debentures have been set at 0.515%. The rates of borrowings on the Company’s SBA debentures range from 3.05% to 5.53% when including these annual fees.

The average amount of debentures outstanding for the three months ended March 31, 2018 for HT II was approximately $41.2 million with an average interest rate of approximately 4.56%. The average amount of debentures outstanding for the three months ended March 31, 2018 for HT III was approximately $149.0 million with an average interest rate of approximately 3.46%.

For the three months ended March 31, 2018 and 2017, the components of interest expense and related fees and cash paid for interest expense for the SBA debentures are as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Interest expense	$1,718	$1,719
Amortization of debt issuance cost (loan fees)	158	168

Total interest expense and fees	$1,876	$1,887

Cash paid for interest expense	$3,442	$3,442

In aggregate, at March 31, 2018, with the Company’s net investment of $118.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. At March 31, 2018, the Company has issued $190.2 million in SBA-guaranteed debentures in the Company’s SBIC subsidiaries.

The Company reported the following SBA debentures outstanding principal balances as of March 31, 2018 and December 31, 2017:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	March 31, 2018	December 31, 2017
March 25, 2009	March 1, 2019	5.53%	$18,400	$18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$190,200	$190,200

(1)	Interest rate includes annual charge

2019 Notes

In April and July 2012, the Company issued $84.5 million in aggregate principal amount of 7.00% notes due 2019 (the “April 2019 Notes”). In September and October 2012, the Company issued $85.9 million in aggregate principal amount of 7.00% notes due 2019 (the “September 2019 Notes”). The April 2019 Notes and September 2019 Notes are together referred to as the “2019 Notes.”

In April 2015, the Company redeemed $20.0 million of the $84.5 million issued and outstanding aggregate principal amount of April 2019 Notes, as previously approved by the Board of Directors. In December 2015, the Company redeemed $40.0 million of the $85.9 million issued and outstanding aggregate principal amount of September 2019 Notes, as previously approved by the Board of Directors. The remaining 2019 Notes were fully redeemed on February 24, 2017.

For the three months ended March 31, 2018 and 2017, the components of interest expense and related fees and cash paid for interest expense for the 2019 Notes are as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Interest expense	$—	$1,159
Amortization of debt issuance cost (loan fees)	—	1,546

Total interest expense and fees	$—	$2,705

Cash paid for interest expense	$—	$1,911

2022 Notes

On October 23, 2017, the Company issued $150.0 million in aggregate principal amount of 4.625% Notes due 2022 (the “2022 Notes”). The 2022 Notes were issued pursuant to the Fourth Supplemental Indenture to the Base Indenture, dated October 23, 2017 (the “2022 Notes Indenture”), between the Company and U.S. Bank, National Association, as trustee (the “2022 Trustee”). The sale of the 2022 Notes generated net proceeds of approximately $147.5 million, including a public offering discount of $826,500. Aggregate estimated offering expenses in connection with the transaction, including the underwriter’s discounts and commissions of approximately $975,000, were approximately $1.7 million.

The 2022 Notes mature on October 23, 2022, unless previously repurchased in accordance with their terms. The 2022 Notes bear interest at a rate of 4.625% per year payable semiannually in arrears on April 23 and October 23 of each year, commencing on April 23, 2018.

The 2022 Notes are unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated, or junior, in right of payment to the 2022 Notes. The 2022 Notes are not guaranteed by any of the Company’s current or future subsidiaries. The 2022 Notes rank pari passu, or equally, in right of payment with all of the Company’s existing and future liabilities that are not so subordinated, or junior. The 2022 Notes effectively rank subordinated, or junior, to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The 2022 Notes rank structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by subsidiaries, financing vehicles or similar facilities of the Company.

The Company may redeem some or all of the 2022 Notes at any time, or from time to time, at the redemption price set forth under the terms of the indenture after September 23, 2022. No sinking fund is provided for the 2022 Notes. The 2022 Notes were issued in denominations of $2,000 and integral multiples of $1,000 thereof. As of March 31, 2018, the Company was in compliance with the terms of the 2022 Notes Indenture.

As of March 31, 2018 and December 31, 2017, the components of the carrying value of the 2022 Notes were as follows:

(in thousands)	March 31, 2018	December 31, 2017
Principal amount of debt	$150,000	$150,000
Unamortized debt issuance cost	(1,548)	(1,633)
Original issue discount, net of accretion	(754)	(795)

Carrying value of 2022 Notes	$147,698	$147,572

For the three months ended March 31, 2018 and 2017, the components of interest expense and related fees and cash paid for interest expense for the 2022 Notes are as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Interest expense	$1,734	$—
Amortization of debt issuance cost (loan fees)	84	—
Accretion of original issue discount	41	—

Total interest expense and fees	$1,859	$—

Cash paid for interest expense	$—	$—

2024 Notes

On July 14, 2014, the Company and U.S. Bank, N.A. (the “2024 Trustee”), entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Base Indenture between the Company and the 2024 Trustee, dated July 14, 2014, relating to the Company’s issuance, offer and sale of $100.0 million aggregate principal amount of 6.25% unsecured notes due 2024 (the “2024 Notes”). On August 6, 2014, the underwriters issued notification to exercise their over-allotment option for an additional $3.0 million in aggregate principal amount of the 2024 Notes.

On May 2, 2016, the Company closed an underwritten public offering of an additional $72.9 million in aggregate principal amount of the 2024 Notes. The $72.9 million in aggregate principal amount includes $65.4 million from the initial offering on April 21, 2016 and $7.5 million as a result of underwriters exercising a portion of their option to purchase up to an additional $9.8 million in aggregate principal to cover overallotments on April 29, 2016.

On June 27, 2016, the Company closed an underwritten public offering of an additional $60.0 million in aggregate principal amount of the 2024 Notes. On June 30, 2016, the underwriters exercised their option to purchase up to an additional $9.0 million in aggregate principal to cover overallotments, resulting in total aggregate principal of $69.0 million from the offering.

On October 11, 2016, the Company entered into a debt distribution agreement, pursuant to which it may offer for sale, from time to time, up to $150.0 million in aggregate principal amount of 2024 Notes through FBR Capital Markets & Co. acting as its sales agent (the “2024 Notes Agent”). Sales of the 2024 Notes may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the NYSE, or similar securities exchange or sales made through a market maker other than on an exchange at prices related to prevailing market prices or at negotiated prices.

On October 24, 2017, the Board of Directors approved a redemption of $75.0 million of outstanding aggregate principal amount of the 2024 Notes, which were redeemed on November 23, 2017.

The 2024 Notes Agent receives a commission from the Company equal to up to 2.00% of the gross sales of any 2024 Notes sold through the 2024 Notes Agent under the debt distribution agreement. The 2024 Notes Agent is not required to sell any specific principal amount of 2024 Notes, but will use its commercially reasonable efforts consistent with its sales and trading practices to sell the 2024 Notes. The 2024 Notes are expected to trade “flat,” which means that purchasers in the secondary market will not pay, and sellers will not receive, any accrued and unpaid interest on the 2024 Notes that is not reflected in the trading price.

During the three months ended March 31, 2018, the Company did not sell any notes under the debt distribution agreement. During the year ended December 31, 2017, the Company sold 225,457 notes for approximately $5.6 million in aggregate principal amount. As of March 31, 2018 approximately $136.4 million in aggregate principal amount remains available for issuance and sale under the debt distribution agreement.

All issuances of 2024 Notes rank equally in right of payment and form a single series of notes.

The 2024 Notes will mature on July 30, 2024 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after July 30, 2017, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2024 Notes bear interest at a rate of 6.25% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2014, and trade on the NYSE under the trading symbol “HTGX.”

On February 9, 2018, the Company’s Board of Directors approved a redemption of $100.0 million of outstanding aggregate principal amount of the 2024 Notes and notice for such redemption was provided. The Company redeemed this portion of the 2024 Notes on April 2, 2018. See “Note 12—Subsequent Events.”

The 2024 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2024 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to comply with the restrictions on dividends and other distributions as well as the purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Third Supplemental Indenture. The Base Indenture, as supplemented by the Third Supplemental Indenture, also contains certain reporting requirements, including a requirement that the Company provide financial information to the holders of the 2024 Notes and the 2024 Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act of 1934, as amended (the “Exchange Act”). The Base Indenture provides for customary events of default and further provides that the 2024 Trustee or the holders of 25% in aggregate principal amount of the outstanding 2024 Notes in a series may declare such 2024 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. As of March 31, 2018, the Company was in compliance with the terms of the Base Indenture as supplemented by the Third Supplemental Indenture.

As of March 31, 2018 and December 31, 2017, the components of the carrying value of the 2024 Notes were as follows:

(in thousands)	March 31, 2018	December 31, 2017
Principal amount of debt	$183,510	$183,510
Unamortized debt issuance cost	(4,417)	(4,591)
Original issue premium, net of amortization	68	82

Carrying value of 2024 Notes	$179,161	$179,001

For the three months ended March 31, 2018 and 2017, the components of interest expense and related fees and cash paid for interest expense for the 2024 Notes are as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Interest expense	$2,881	$3,987
Amortization of debt issuance cost (loan fees)	174	249
Amortization of original issue premium	(13)	(16)

Total interest expense and fees	$3,042	$4,220

Cash paid for interest expense	$2,867	$3,977

2021 Asset-Backed Notes

On November 13, 2014, the Company completed a $237.4 million term debt securitization in connection with which an affiliate of the Company made an offer of $129.3 million in aggregate principal amount of fixed rate asset-backed notes (the “2021 Asset-Backed Notes”), which were rated A(sf) by Kroll Bond Rating Agency, Inc. The 2021 Asset-Backed Notes were sold by Hercules Capital Funding Trust 2014-1 pursuant to a note purchase agreement, dated as of November 13, 2014, by and among the Company, Hercules Capital Funding 2014-1, LLC as trust depositor (the “2014 Trust Depositor”), Hercules Capital Funding Trust 2014-1 as issuer (the “2014 Securitization Issuer”), and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of the Company’s portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. The securitization has an 18-month reinvestment period during which time principal collections may be reinvested into additional eligible loans. Interest on the 2021 Asset-Backed Notes is paid, to the extent of funds available, at a fixed rate of 3.524% per annum. The 2021 Asset-Backed Notes have a stated maturity of April 16, 2021.

As part of this transaction, the Company entered into a sale and contribution agreement with the 2014 Trust Depositor under which the Company has agreed to sell or have contributed to the 2014 Trust Depositor certain senior loans made to certain of the Company’s portfolio companies (the “2014 Loans”). The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2014 Loans as of the date of their transfer to the 2014 Trust Depositor.

In connection with the issuance and sale of the 2021 Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The 2021 Asset-Backed Notes are secured obligations of the 2014 Securitization Issuer and are non-recourse to the Company. The 2014 Securitization Issuer also entered into an indenture governing the 2021 Asset-Backed Notes, which includes customary representations, warranties and covenants. The 2021 Asset-Backed Notes were sold without being registered under the Securities Act (A) in the United States to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rules 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” as defined in Section 2(a)(51)(A) of the 1940 Act and pursuant to an exemption under the Securities Act and (B) to non-U.S. purchasers acquiring interest in the 2021 Asset-Backed Notes outside the United States in accordance with Regulation S under the Securities Act. The 2014 Securitization Issuer is not registered under the 1940 Act in reliance on an exemption provided by Section 3(c)(7) thereof and Rule 3a-7 thereunder. In addition, the 2014 Trust Depositor entered into an amended and restated trust agreement in respect of the 2014 Securitization Issuer, which includes customary representation, warranties and covenants.

The 2014 Loans are serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company performs certain servicing and administrative functions with respect to the 2014 Loans. The Company is entitled to receive a monthly fee from the 2014 Securitization Issuer for servicing the 2014 Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including October 5, 2014 through and including December 5, 2014 over 360) of 2.00% and the aggregate outstanding principal balance of the 2014 Loans plus collections on deposit in the 2014 Securitization Issuer’s collections account, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including October 5, 2014, to the close of business on December 5, 2014). The Company also serves as administrator to the 2014 Securitization Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At March 31, 2018 and December 31, 2017, the 2021 Asset-Backed Notes had an outstanding principal balance of $33.6 million and $49.2 million, respectively.

For the three months ended March 31, 2018 and 2017, the components of interest expense and related fees and cash paid for interest expense for the 2021 Asset-Backed Notes are as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Interest expense	$341	$888
Amortization of debt issuance cost (loan fees)	83	210

Total interest expense and fees	$424	$1,098

Cash paid for interest expense	$387	$940

Under the terms of the 2021 Asset-Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2021 Asset-Backed Notes. The Company has segregated these funds and classified them as restricted cash. There was approximately $3.6 million and $3.7 million of restricted cash as of March 31, 2018 and December 31, 2017, respectively, funded through interest collections.

Convertible Notes

2022 Convertible Notes

On January 25, 2017, the Company issued $230.0 million in aggregate principal amount of 4.375% Convertible Notes due 2022 (the “2022 Convertible Notes”), which amount includes the additional $30.0 million aggregate principal amount of 2022 Convertible Notes issued pursuant to the initial purchaser’s exercise in full of its overallotment option. The 2022 Convertible Notes were issued pursuant to an Indenture, dated January 25, 2017 (the “2022 Convertible Notes Indenture”), between the Company and U.S. Bank, National Association, as trustee (the “2022 Trustee”). The sale of the 2022 Convertible Notes generated net proceeds of approximately $225.5 million, including $4.5 million of debt issuance costs.

The 2022 Convertible Notes mature on February 1, 2022, unless previously converted or repurchased in accordance with their terms. The 2022 Convertible Notes bear interest at a rate of 4.375% per year payable semiannually in arrears on February 1 and August 1 of each year, commencing on August 1, 2017.

The 2022 Convertible Notes are unsecured obligations of the Company and rank senior in right of payment to the Company’s future indebtedness that is expressly subordinated in right of payment to the 2022 Convertible Notes; equal in right of payment to the Company’s existing and future indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding August 1, 2021, holders may convert their 2022 Convertible Notes only under certain circumstances set forth in the 2022 Convertible Notes Indenture. On or after August 1, 2021 until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their 2022 Convertible Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate is initially 60.9366 shares of common stock per $1,000 principal amount of 2022 Convertible Notes (equivalent to an initial conversion price of approximately $16.41 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the maturity date, the Company will increase the conversion rate for a holder who elects to convert its 2022 Convertible Notes in connection with such a corporate event in certain circumstances. As of March 31, 2018, the conversion rate was 60.9366 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an adjusted conversion price of approximately $16.41 per share of common stock).

The Company may not redeem the 2022 Convertible Notes at its option prior to maturity. No sinking fund is provided for the 2022 Convertible Notes. In addition, if certain corporate events occur, holders of the 2022 Convertible Notes may require the Company to repurchase for cash all or part of their 2022 Convertible Notes at a repurchase price equal to 100% of the principal amount of the 2022 Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The 2022 Convertible Notes Indenture contains certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the 2022 Convertible Notes and the 2022 Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the 2022 Convertible Notes Indenture. The Company offered and sold the 2022 Convertible Notes to the initial purchaser in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, for resale by the initial purchaser to qualified institutional buyers (as defined in the Securities Act) pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the initial purchaser in connection with the sale of the 2022 Convertible Notes.

The 2022 Convertible Notes are accounted for in accordance with ASC Subtopic 470-20 (“Debt Instruments with Conversion and Other Options”). In accounting for the 2022 Convertible Notes, the Company estimated at the time of issuance that the values of the debt and the embedded conversion feature of the 2022 Convertible Notes were approximately 98.5% and 1.5%, respectively. The original issue discount of 1.5%, or $3.4 million, attributable to the conversion feature of the 2022 Convertible Notes was recorded in “capital in excess of par value” in the Consolidated Statement of Assets and Liabilities. As a result, the Company records interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 4.76%.

As of March 31, 2018 and December 31, 2017, the components of the carrying value of the 2022 Convertible Notes were as follows:

(in thousands)	March 31, 2018	December 31, 2017
Principal amount of debt	$230,000	$230,000
Unamortized debt issuance cost	(3,492)	(3,715)
Original issue discount, net of accretion	(2,630)	(2,797)

Carrying value of 2022 Convertible Notes	$223,878	$223,488

For the three months ended March 31, 2018 and 2017, the components of interest expense, fees and cash paid for interest expense for the 2022 Convertible notes were as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Interest expense	$2,516	$1,758
Amortization of debt issuance cost (loan fees)	223	133
Accretion of original issue discount	168	112

Total interest expense and fees	$2,907	$2,003

Cash paid for interest expense	$5,031	$—

As of March 31, 2018, the Company is in compliance with the terms of the indentures governing the 2022 Convertible Notes.

Credit Facilities

As of March 31, 2018, and December 31, 2017, the Company has two available credit facilities, the Wells Facility and the Union Bank Facility.

Wells Facility

On June 29, 2015, the Company, through a special purpose wholly owned subsidiary, Hercules Funding II LLC (“Hercules Funding II”), entered into an Amended and Restated Loan and Security Agreement (the “Wells Facility”) with Wells Fargo Capital Finance, LLC, as a lender and as the arranger and the administrative agent, and the lenders party thereto from time to time.

The Wells Facility matures on August 2, 2019, unless terminated sooner in accordance with its terms.

Under the Wells Facility, Wells Fargo Capital Finance, LLC made commitments of $75.0 million, Alostar Bank of Commerce made commitments of $20.0 million, and Everbank Commercial Finance Inc. made commitments of $25.0 million. The Wells Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the facility; however, there can be no assurances that additional lenders will join the Wells Facility. Borrowings under the Wells Facility generally bear interest at a rate per annum equal to LIBOR plus 3.25%, and the Wells Facility has an advance rate of 50% against eligible debt investments. The Wells Facility is secured by all of the assets of Hercules Funding II. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. For the three months ended March 31, 2018 and 2017, this non-use fee was $150,000 and $145,000, respectively.

The Wells Facility also includes various financial and other covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to Hercules Funding II, including covenants relating to certain changes of control of the Company and Hercules Funding II. Among other things, these covenants also require the Company to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014.

As of March 31, 2018, the minimum tangible net worth covenant increased to $742.7 million as a result of the public offering of 18.2 million shares of common stock issued for a total gross proceeds of approximately $242.8 million under an At-The-Market (“ATM”) equity distribution agreement (the “Prior Equity Distribution Agreement”) with JMP Securities (“JMP”) through February 2017, and a new ATM equity distribution agreement in September 2017 (the “Equity Distribution Agreement”) with JMP for the issuance of 1.6 million shares for gross proceeds of $20.5 million during 2017, and the issuance of 478,000 shares for gross proceeds of $6.3 million during the three months ended March 31, 2018. See “Note 6—Stockholder’s Equity.”

The Wells Facility provides for customary events of default, including, without limitation, with respect to payment defaults, breach of representations and covenants, certain key person provisions, cross acceleration provisions to certain other debt, lien and judgment limitations, and bankruptcy.

On June 20, 2011, the Company paid $1.1 million in structuring fees in connection with the original Wells Facility. In connection with an amendment to the original Wells Facility in August 2014, the Company paid an additional $750,000 in structuring fees and in connection with the amendment in December 2015, the Company paid an additional $188,000 in structuring fees. These fees are being amortized through the end of the term of the Wells Facility.

The Company did not make any draws or repayments on the available facility during the three months ended March 31, 2018. The Company had aggregate draws of $8.5 million on the available facility during the three months ended March 31, 2017 offset by repayments of $13.5 million. There were no borrowings outstanding on the facility as of March 31, 2018 and December 31, 2017.

For the three months ended March 31, 2018 and 2017, the components of interest expense and related fees and cash paid for interest expense for the Wells Facility are as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Interest expense	$—	$2
Amortization of debt issuance cost (loan fees)	44	107

Total interest expense and fees	$44	$109

Cash paid for interest expense	$—	$256

Union Bank Facility

On May 5, 2016, the Company, through a special purpose wholly owned subsidiary, Hercules Funding III LLC (“Hercules Funding III”), as borrower, entered into the credit facility (the “Union Bank Facility”) with MUFG Union Bank, as the arranger and administrative agent, and the lenders party to the Union Bank Facility from time to time. The Union Bank Facility replaced the company’s credit facility (the “Prior Union Bank Facility”) entered into on August 14, 2014 (as amended and restated from time to time) with MUFG Union Bank, as the arranger and administrative agent, and the lenders party to the Prior Union Bank Facility from time to time. Any references to amounts related to the Union Bank Facility prior to May 5, 2016 were incurred and relate to the Prior Union Bank Facility.

On July 18, 2016, the Company entered into the First Amendment to the Loan and Security Agreement, dated as of May 5, 2016 with MUFG Union Bank, N.A. The Amendment amends certain definitions relating to borrowings which accrue interest based on the London Interbank Offered Rate (“LIBOR Loans”) and (ii) the method(s) for calculating interest on and the paying of certain fees related to such LIBOR Loans.

Under the Union Bank Facility, MUFG Union Bank made commitments of $75.0 million. The Union Bank Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $200.0 million, funded by additional lenders and with the agreement of MUFG Union Bank and subject to other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility to increase available borrowings. Borrowings under the Union Bank Facility generally bear interest at either (i) if such borrowing is a base rate loan, a base rate per annum equal to the federal funds rate plus 1.00%, LIBOR plus 1.00% or MUFG Union Bank’s prime rate, in each case, plus a margin of 1.25% or (ii) if such borrowing is a LIBOR loan, a rate per annum equal to LIBOR plus 3.25%, and the Union Bank Facility generally has an advance rate of 50% against eligible debt investments. The Union Bank Facility is secured by all of the assets of Hercules Funding III.

The Company paid a one-time $562,500 structuring fee in connection with the Union Bank Facility. The Union Bank Facility requires payment of a non-use fee during the revolving credit availability period on a scale of 0.25% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. For the three months ended March 31, 2018, the company incurred non-use fees of $94,000. For the three months ended March 31, 2017, the company incurred non-use fees under the Prior Union Bank Facility of $94,000.

The Union Bank Facility also includes various financial and other covenants applicable to the Company and its subsidiaries, in addition to those applicable to Hercules Funding III, including covenants relating to certain changes of control of the Company and Hercules Funding III. Among other things, these covenants also require the Company to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014.

As of March 31, 2018, the minimum tangible net worth covenant increased to $789.2 million as a result the public offering of 18.2 million shares of common stock issued for a total net proceeds of approximately $239.8 million under the Prior Equity Distribution Agreement through February 2017, and the issuance of 1.6 million shares for net proceeds of $20.0 million during 2017, and the issuance of 478,000 shares for net proceeds of $6.0 million during the three months ended March 31, 2018 under the Equity Distribution Agreement. See “Note 6—Stockholder’s Equity.”

The Union Bank Facility provides for customary events of default, including with respect to payment defaults, breach of representations and covenants, servicer defaults, certain key person provisions, cross default provisions to certain other debt, lien and judgment limitations, and bankruptcy.

The Union Bank Facility matures on May 5, 2020, unless terminated sooner in accordance with its terms.

In connection with the Union Bank Facility, the Company and Hercules Funding III also entered into the Sale Agreement, by and among Hercules Funding III, as borrower, the Company, as originator and servicer, and MUFG Union Bank, as agent. Under the Sale Agreement, the Company agrees to (i) sell or transfer certain loans to Hercules Funding III under the MUFG Union Bank Facility and (ii) act as servicer for the loans sold or transferred.

The Company did not make any draws or repayments on the available facility during the three months ended March 31, 2018 and 2017. At March 31, 2018 and December 31, 2017, there were no borrowings outstanding on the Union Bank Facility.

For the three months ended March 31, 2018 and 2017, the components of interest expense and related fees and cash paid for interest expense for the previous and current Union Bank Facility are as follows:

	Three Months Ended March 31,
(in thousands)	2018	2017
Interest expense	$—	$—
Amortization of debt issuance cost (loan fees)	74	112

Total interest expense and fees	$74	$112

Cash paid for interest expense	$—	$—

5. Income Taxes

The Company intends to operate so as to qualify to be subject to tax as a RIC under Subchapter M of the Code and, as such, will not be subject to U.S. federal income tax on the portion of taxable income (including gains) distributed as dividends for U.S. federal income tax purposes to stockholders. Taxable income includes the Company’s taxable interest, dividend and fee income, reduced by certain deductions, as well as taxable net realized securities gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as such gains or losses are not included in taxable income until they are realized.

To qualify and be subject to tax as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing dividends of an amount generally at least equal to 90% of its investment company taxable income, as defined by the Code and determined without regard to any deduction for distributions paid, to its stockholders. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividend distributions declared, however, a portion of the total amount of the Company’s distributions for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

During the three months ended March 31, 2018, the Company declared a distribution of $0.31 per share. The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s taxable year generally based upon its taxable income for the full taxable year and distributions paid for the full taxable year. As a result, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full taxable year. If the Company had determined the tax attributes of our distributions taxable year-to-date as of March 31, 2018, 100% would be from our current and accumulated earnings and profits. However, there can be no certainty to stockholders that this determination is representative of what the actual tax attributes of the Company’s 2018 distributions to stockholders will be.

As a RIC, the Company will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Company makes distributions treated as dividends for U.S. federal income tax purposes in a timely manner to its stockholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of the Company’s ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of the Company’s capital gain net income (adjusted for certain ordinary losses) for the 1-year period ending October 31 of each such calendar year and (3) any ordinary income and capital gain net income realized, but not distributed, in preceding calendar years. The Company will not be subject to this excise tax on any amount on which the Company incurred U.S. federal corporate income tax (such as the tax imposed on a RIC’s retained net capital gains).

Depending on the level of taxable income earned in a taxable year, the Company may choose to carry over taxable income in excess of current taxable year distributions from such taxable income into the next taxable year and incur a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of distributions paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent the Company chooses to carry over taxable income into the next taxable year, distributions declared and paid by the Company in a taxable year may differ from the Company’s taxable income for that taxable year as such distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

The Company has taxable subsidiaries which hold certain portfolio investments in an effort to limit potential legal liability and/or comply with source-income type requirements contained in the RIC tax provisions of the Code. These taxable subsidiaries are consolidated for U.S. GAAP and the portfolio investments held by the taxable subsidiaries are included in the Company’s consolidated financial statements, and are recorded at fair value. These taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities as a result of their ownership of certain portfolio investments. Any income generated by these taxable subsidiaries generally would be subject to tax at normal corporate tax rates based on its taxable income.

Taxable income for the three months ended March 31, 2018 was approximately $23.6 million or $0.28 per share. Taxable net realized gains for the same period were $219,000 or approximately $0.00 per share. Taxable income for the three months ended March 31, 2017 was approximately $20.5 million or $0.25 per share. Taxable net realized gains for the same period were $3.9 million or approximately $0.05 per share.

For the three months ended March 31, 2018, the Company paid approximately $667,000 of tax expense and had no accrued but unpaid tax expense as of the balance sheet date. For the three months ended March 31, 2017, the Company paid approximately $1.0 million of tax expense and had no accrued but unpaid tax expense as of the balance sheet date.

The Company intends to distribute 100% of spillover earnings from ordinary income from the Company’s taxable year ended December 31, 2017 to the Company’s stockholders during 2018.

6. Stockholder’s Equity

On August 16, 2013, the Company entered into the Prior Equity Distribution Agreement. On March 7, 2016, the Company renewed the Prior Equity Distribution Agreement and on December 21, 2016, we further amended the agreement to increase the total shares available under the program. The Prior Equity Distribution Agreement, as amended, provided that the Company may offer and sell up to 12.0 million shares of its common stock from time to time through JMP, as its sales agent.

On September 7, 2017, the Company terminated the Prior Equity Distribution Agreement and entered into the new Equity Distribution Agreement. As a result, the remaining shares that were available under the Prior

Equity Distribution agreement are no longer available for issuance. The Equity Distribution Agreement provides that the Company may offer and sell up to 12.0 million shares of its common stock from time to time through JMP, as its sales agent. Sales of the Company’s common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

During the three months ended March 31, 2018, the Company sold 478,000 shares of common stock for total accumulated net proceeds of approximately $6.0 million, including $312,000 of offering expenses under the Equity Distribution Agreement.

During the three months ended March 31, 2017, the Company sold 3.3 million shares of common stock under the Prior Equity Distribution Agreement for total accumulated net proceeds of approximately $46.9 million, including $495,000 of offering expenses.

The Company generally uses net proceeds from these offerings to make investments, to repurchase or pay down liabilities and for general corporate purposes. As of March 31, 2018, approximately 9.9 million shares remain available for issuance and sale under the Equity Distribution Agreement. See “Note 12—Subsequent Events.”

The Company has issued stock options for common stock subject to future issuance, of which 542,690 and 590,525 were outstanding at March 31, 2018 and December 31, 2017, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 12.0 million shares of common stock.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. On June 21, 2017, the 2006 Plan expired in accordance with its terms and no additional awards may be granted under the 2006 Plan. In the future, we may adopt a Non-Employee Director Plan that, among other things, provides for the issuance of restricted stock to directors. Under the 2006 Plan, the Company is authorized to issue 1.0 million shares of common stock. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the stockholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of the Company’s outstanding voting securities.

During 2012, the Compensation Committee adopted a policy that provided for awards with different vesting schedules for short and long-term awards. All restricted stock grants under the 2004 Plan made prior to March 4, 2013 continue to vest on a monthly basis following their one year anniversary over the succeeding 36 months. Under the 2004 Plan, restricted stock awarded subsequent to March 3, 2013 vests subject to continued employment based on two vesting schedules: short-term awards vest one-half on the one year anniversary of the date of the grant and quarterly over the succeeding 12 months, and long-term awards vest one-fourth on the one year anniversary of the date of grant and quarterly over the succeeding 36 months. No restricted stock was granted pursuant to the 2004 Plan prior to 2009.

On December 29, 2016, the Company’s Board of Directors approved a further amendment and restatement of the 2004 Plan. The amended plan provides, in addition to the preexisting types of awards available for grant thereunder and among other things, (1) for the grant of restricted stock units; (2) for the deferral of the receipt of the shares of the Company’s common stock underlying vested restricted stock units; (3) that grantees may receive up to 10% of the value of the tentative restricted stock unit grants proposed for any grantee in the form of an option to acquire shares of the Company’s common stock; (4) that awards of restricted stock units may include performance vesting conditions; (5) that awards may require that all or a portion of the shares of the Company’s common stock delivered in respect of any vested restricted stock unit award be subject to a specified post-delivery holding period; and (6) that restricted stock unit awards may accrue distribution equivalents in respect of the Company’s common stock underlying any restricted stock unit award payable in the form of cash or additional shares of the Company’s common stock to the extent, and in respect of, any vested restricted stock units.

The following table summarizes the common stock option activities for the three months ended March 31, 2018 and 2017:

	Three Months Ended March 31,
	2018		2017
	Common Stock Options	Weighted Average Exercise Price	Common Stock Options	Weighted Average Exercise Price
Outstanding at December 31,	590,525	$13.60	668,171	$13.73
Granted	22,000	$12.11	56,000	$14.56
Exercised	(38,208)	$11.31	(24,023)	$11.23
Forfeited	(20,628)	$13.41	(4,723)	$10.46
Expired	(10,999)	$14.39	—	$—

Outstanding at March 31,	542,690	$13.69	695,425	$13.91

Shares Expected to Vest at March 31,	176,076	$13.69	297,487	$13.91

The following table summarizes common stock options outstanding and exercisable at March 31, 2018:

(Dollars in thousands, except exercise price)	Options Outstanding				Options Exercisable
Range of exercise prices	Number of shares	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value	Weighted Average Exercise Price	Number of shares	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value	Weighted Average Exercise Price
$9.25 - $14.02	305,884	5.67	$115,163	$12.35	157,004	5.13	$87,521	$12.07
$14.56 - $16.34	236,806	3.70	—	$15.42	209,610	3.40	—	$15.49

$9.25 - $16.34	542,690	4.81	$115,163	$13.69	366,614	4.14	$87,521	$14.02

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months.

All options may be exercised for a period ending seven years after the date of grant. At March 31, 2018 options for 366,614 shares were exercisable at a weighted average exercise price of approximately $14.02 per share with a weighted average remaining contractual term of 4.14 years.

The Company determined that the fair value of options granted under the Plans during the three months ended March 31, 2018 and 2017 was approximately $12,000 and $40,000, respectively. During the three months ended March 31, 2018 and 2017, approximately $14,000 and $20,000 of share-based cost due to stock option grants was expensed, respectively. As of March 31, 2018, there was approximately $85,000 of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average remaining vesting period of 1.91 years.

The Company follows ASC Topic 718 (“Compensation – Stock Compensation”) to account for stock options granted. Under ASC Topic 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life. The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for the three months ended March 31, 2018 and 2017:

	Three Months Ended March 31,
	2018	2017
Expected Volatility	21.19%	23.07%
Expected Dividends	10%	10%
Expected term (in years)	4.5	4.5
Risk-free rate	2.19% - 2.64%	1.70% - 2.02%

During the three months ended March 31, 2018 and 2017, the Company granted 334,995 shares and 4,464 shares, respectively, of restricted stock awards pursuant to the Plans. The Company determined that the fair value of restricted stock awards granted under the Plans during the three months ended March 31, 2018 and 2017 was approximately $4.4 million and $65,000, respectively. As of March 31, 2018, there was approximately $5.7 million of total unrecognized compensation costs related to restricted stock awards. These costs are expected to be recognized over a weighted average remaining vesting period of 2.22 years.

The following table summarizes the activities for the Company’s unvested restricted stock awards for the three months ended March 31, 2018 and 2017:

	Three Months Ended March 31,
	2018		2017
	Restricted Stock Awards	Weighted Average Grant Date Fair Value	Restricted Stock Awards	Weighted Average Grant Date Fair Value
Unvested at December 31,	261,245	$12.43	799,558	$12.54
Granted	334,995	$13.04	4,464	$14.56
Vested	(83,054)	$13.03	(240,299)	$12.42
Forfeited	(1,168)	$12.01	(1,602)	$13.60

Unvested at March 31,	512,018	$12.73	562,121	$12.61

During the three months ended March 31, 2018, and 2017, the Company granted 411,689 shares and 600,461 shares of restricted stock units pursuant to the Plans based on the December 2016 amended terms. The Company determined that the fair value of restricted stock units granted under the Plans during the three months ended March 31, 2018 and 2017, was approximately $5.4 million and $8.5 million. As of March 31, 2018, there was approximately $9.6 million of total unrecognized compensation costs related to restricted stock units. These costs are expected to be recognized over a weighted average remaining vesting period of 2.32 years.

The following table summarizes the activities for the Company’s unvested restricted stock units for the three months ended March 31, 2018:

	Three Months Ended March 31,		Three Months Ended March 31,
	2018		2017
	Restricted Stock Units	Weighted Average Grant Date Fair Value	Restricted Stock Units	Weighted Average Grant Date Fair Value
Unvested at December 31,	594,322	$12.99	—	$—
Granted	411,689	$13.04	600,461	$13.94
Distribution Equivalent Unit Granted	20,386	$12.42	11,788	$13.94
Vested(1)	(198,006)	$12.91	—	$—
Forfeited	(3,544)	$12.66	(1,078)	$13.92

Unvested at March 31,	824,847	$12.69	611,171	$13.94

(1)

Pursuant to the December 29, 2016 amendment and restatement of the 2004 plan, receipt of the shares of the Company’s common stock underlying vested restricted stock units will be deferred for 4 years from grant date unless certain conditions are met. As such, vested restricted stock units will not be issued as common stock upon vesting until the completion of the deferral period.

During the three months ended March 31, 2018, the Company expensed approximately $2.3 million of compensation expense related to restricted stock awards and restricted stock units. The Company had approximately $1.8 million in compensation expense related to restricted stock awards during the three months ended March 31, 2017.

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of the Company’s stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make a cash payment at the time of option exercise or to pay taxes on restricted stock.

8. Earnings Per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows:

	Three Months Ended March 31,
(in thousands, except per share data)	2018	2017
Numerator
Net increase in net assets resulting from operations	$5,946	$(5,588)
Less: Distributions declared-common and restricted shares	(26,419)	(25,667)

Undistributed earnings	(20,473)	(31,255)

Undistributed earnings-common shares	(20,473)	(31,255)
Add: Distributions declared-common shares	26,247	25,479

Numerator for basic and diluted change in net assets per common share	$5,774	$(5,776)

Denominator
Basic weighted average common shares outstanding	84,596	81,420
Common shares issuable	70	—

Weighted average common shares outstanding assuming dilution	84,666	81,420

Change in net assets per common share
Basic	$0.07	$(0.07)
Diluted	$0.07	$(0.07)

In the table above, unvested share-based payment awards that have non-forfeitable rights to distributions or distribution equivalents are treated as participating securities for calculating earnings per share. Unvested common stock options and restricted stock units are also considered for the purpose of calculating diluted earnings per share.

For the three months ended March 31, 2018 and 2017, the effect of the 2022 Convertible Notes under the treasury stock method is anti-dilutive and, accordingly, is excluded from the calculation of diluted earnings per share.

The calculation of change in net assets resulting from operations per common share—assuming dilution, excludes all anti-dilutive shares. For the three months ended March 31, 2018, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, consisted of 4.3 million shares related to 2022 Convertible Notes, 73,024 shares of unvested common stock options, and no shares of unvested restricted stock units. For the three months ended March 31, 2017, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, consisted of 1.2 million shares related to 2022 Convertible Notes, 72,796 shares of unvested common stock options, and 30,649 shares of unvested restricted stock units.

At March 31, 2018 and December 31, 2017, the Company was authorized to issue 200.0 million shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

9. Financial Highlights

Following is a schedule of financial highlights for the three months ended March 31, 2018 and 2017:

	Three Months Ended March 31,
	2018	2017
Per share data(1):
Net asset value at beginning of period	$9.96	$9.90
Net investment income	0.31	0.28
Net realized gain (loss) on investments	(0.06)	0.04
Net unrealized appreciation (depreciation) on investments	(0.18)	(0.39)

Total from investment operations	0.07	(0.07)
Net increase (decrease) in net assets from capital share transactions(1)	(0.03)	0.22
Distributions of net investment income(6)	(0.31)	(0.31)
Distributions of capital gains(6)	—	—
Stock-based compensation expense included in investment income(2)	0.03	0.02

Net asset value at end of period	$9.72	$9.76

Ratios and supplemental data:
Per share market value at end of period	$12.10	$15.13
Total return(3)	(5.44%)	9.47%
Shares outstanding at end of period	85,239	82,801
Weighted average number of common shares outstanding	84,596	81,420
Net assets at end of period	$828,731	$807,896
Ratio of total expense to average net assets(4)	10.64%	11.48%
Ratio of net investment income before investment gains and losses to average net assets(4)	12.25%	10.99%
Portfolio turnover rate(5)	15.62%	10.89%
Weighted average debt outstanding	$795,060	$785,915
Weighted average debt per common share	$9.40	$9.65

(1)

All per share activity is calculated based on the weighted average shares outstanding for the relevant period, except net increase (decrease) in net assets from capital share transactions, which is based on the common shares outstanding as of the relevant balance sheet date.

(2)

Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC Topic 718 (“Compensation – Stock Compensation”), net investment income includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.

(3)

The total return for the three months ended March 31, 2018 and 2017 equals the change in the ending market value over the beginning of the period price per share plus distributions paid per share during the period, divided by the beginning price assuming the distribution is reinvested on the date of the distribution. As such, the total return is not annualized. The total return does not reflect any sales load that must be paid by investors.

(4)

These ratios are calculated based on weighted average net assets for the relevant period and are annualized. The ratio of total expense to average net assets for the period ended March 31, 2017 was incorrectly computed. The ratio was revised from 7.99% as previously disclosed to 11.48% as adjusted. The ratio was incorrectly computed for June 30, 2017 as well. It will be revised from 7.63% as previously disclosed to 11.24% in the June 30, 2018 Consolidated Financial Statements.

(5)

The portfolio turnover rate for the three months ended March 31, 2018 and 2017 equals the lesser of investment portfolio purchases or sales during the period, divided by the average investment portfolio value during the period. As such, portfolio turnover rate is not annualized.

(6)	Includes distributions on unvested shares.

10. Commitments and Contingencies

The Company’s commitments and contingencies consist primarily of unused commitments to extend credit in the form of loans to the Company’s portfolio companies. A portion of these unfunded contractual commitments are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Furthermore, the Company’s credit agreements contain customary lending provisions which allow the Company relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the Company. Since a portion of these commitments may expire without being drawn, unfunded contractual commitments do not necessarily represent future cash requirements. As such, the Company’s disclosure of unfunded contractual commitments includes only those which are available at the request of the portfolio company and unencumbered by milestones.

At March 31, 2018, the Company had approximately $51.9 million of unfunded commitments, including undrawn revolving facilities, which were available at the request of the portfolio company and unencumbered by milestones.

The Company also had approximately $174.0 million of non-binding term sheets outstanding at March 31, 2018. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. These non-binding term sheets generally convert to contractual commitments in approximately 90 days from signing. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

The fair value of the Company’s unfunded commitments is considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding, given that interest rates are generally pegged to market indices and given the existence of milestones, conditions and/or obligations imbedded in the borrowing agreements.

As of March 31, 2018, the Company’s unfunded contractual commitments available at the request of the portfolio company, including undrawn revolving facilities, and unencumbered by milestones are as follows:

(in thousands) Portfolio Company	Unfunded Commitments(1)
Chemocentryx, Inc.	$10,000
Evernote Corporation	10,000
Proterra, Inc.	10,000
Impact Radius Holdings, Inc.	5,000
Wrike, Inc.	5,000
Achronix Semiconductor Corporation	5,000
Oak Street Health	5,000
Lithium Technologies, Inc.	878
Greenphire	500
Insurance Technologies Corp.	500

Total	$51,878

(1)

Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.

Certain premises are leased or licensed under agreements which expire at various dates through June 2027. Total rent expense amounted to approximately $451,000 and $444,000 during the three months ended March 31, 2018 and 2017.

The Company’s contractual obligations as of March 31, 2018 include:

	Payments due by period (in thousands)
Contractual Obligations(1)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(2)(3)(5)	$787,285	$151,975	$61,550	$490,250	$83,510
Operating Lease Obligations(4)	17,290	2,436	5,005	5,912	3,937

Total	$804,575	$154,411	$66,555	$496,162	$87,447

(1)	Excludes commitments to extend credit to the Company’s portfolio companies.
(2)

Includes $190.2 million in principal outstanding under the SBA debentures, $150.0 million of the 2022 Notes, $183.5 million of the 2024 Notes, $33.6 million of the 2021 Asset-Backed Notes and $230.0 million of the 2022 Convertible Notes as of March 31, 2018.

(3)	Amounts represent future principal repayments and not the carrying value of each liability. See Note 4 to the Company’s consolidated financial statements.
(4)	Facility leases and licenses.
(5)	Reflects announced redemption of a portion of the 2024 Notes in April 2018. See “Note 4—Borrowings.”

The Company may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, the Company does not expect any current matters will materially affect the Company’s financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on the Company’s financial condition or results of operations in any future reporting period.

11. Recent Accounting Pronouncements

In January 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-01, “Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities,” which, among other things, requires that (i) all equity investments, other than equity-method investments, in unconsolidated entities generally be measured at fair value through earnings and (ii) an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, the ASU changes the disclosure requirements for financial instruments. ASU 2016-01 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. The Company has adopted this standard, which did not have a material impact, on its consolidated financial statements and related disclosures for the periods presented.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842),” which, among other things, requires recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous U.S. GAAP. Additionally, the ASU requires the classification of all cash payments on leases within operating activities in the Consolidated Statement of Cash Flows. ASU 2016-02 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2018. Early adoption is permitted. The Company anticipates an increase in the recognition of right-of-use assets and lease liabilities, however, the Company does not believe that ASU 2016-02 will have a material impact on its consolidated financial statements and disclosures.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments,” which addresses eight specific cash flow issues including, among other things, the classification of debt prepayment or debt extinguishment costs. ASU 2016-15 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. The Company has adopted this standard, which did not have a material impact, on its consolidated financial statements and related disclosures for the periods presented.

In October 2016, the SEC adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. Implementation of the new or amended rules is required for reporting periods ending after August 1, 2017. The Company has reviewed the requirements and adopted the amendments to Regulation S-X on its consolidated financial statements and related disclosures for the periods presented.

In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230),” which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017. The Company has adopted this standard, which did not have a material impact, on its consolidated financial statements and related disclosures for the periods presented.

12. Subsequent Events

Distribution Declaration

On April 25, 2018 the Board of Directors declared a cash distribution of $0.31 per share to be paid on May 21, 2018 to stockholders of record as of May 14, 2018. This distribution represents the Company’s fifty-first consecutive distribution since the Company’s IPO, bringing the total cumulative distribution to date to $14.33 per share.

Redemption of 2024 Notes

On February 9, 2018, the Company’s Board of Directors approved a redemption of $100.0 million of outstanding aggregate principal amount of the 2024 Notes, which were redeemed on April 2, 2018.

ATM Equity Program Issuances

Subsequent to March 31, 2018 and as of April 30, 2018, the Company sold 679,800 shares of common stock for total accumulated net proceeds of approximately $8.2 million, including $74,000 of offering expenses, under the Equity Distribution Agreement with JMP. As of April 30, 2018, approximately 9.2 million shares remain available for issuance and sale under the Equity Distribution Agreement.

2025 Notes

On April 26, 2018, the Company issued $75.0 million in aggregate principal amount of 5.25% notes due 2025 (the “2025 Notes”). The 2025 Notes were issued pursuant to the Fifth Supplemental Indenture to the Base Indenture, dated April 26, 2018 (the “2025 Notes Indenture”), between the Company and U.S. Bank, National Association, as trustee. The sale of the 2025 Notes generated net proceeds of approximately $73.0 million. Aggregate estimated offering expenses in connection with the transaction, including the underwriter’s discount and commissions, were approximately $2.0 million.

The 2025 Notes will mature on April 30, 2025, unless previously repurchased in accordance with their terms. The 2025 Notes bear interest at a rate of 5.25% per year payable quarterly in arrears on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2018.

The 2025 Notes will be the Company’s direct unsecured obligations and rank pari passu, or equally in right of payment, with all outstanding and future unsecured unsubordinated indebtedness issued by Hercules Capital, Inc.

The Company may redeem some or all of the 2025 Notes at any time, or from time to time, at the redemption price set forth under the terms of the indenture after April 30, 2021. No sinking fund is provided for the 2025 Notes. The 2025 Notes were issued in denominations of $25 and integral multiples of $25 thereof.

The 2025 Notes are listed on the NYSE, and trade on the NYSE under the symbol “HCXZ.”

Portfolio Company Developments

As of April 30, 2018, the Company held warrants or equity positions in three companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings. All three companies filed confidentially under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. There can be no assurance that companies that have yet to complete their initial public offerings will do so in a timely manner or at all. In addition, subsequent to March 31, 2018, the following companies announced or completed liquidity events:

1.

In March 2018, our portfolio company IntegenX, Inc., the market leader of rapid human DNA identification technology for use in forensics and law enforcement applications, announced that they have been acquired by Thermo Fisher Scientific Inc., the world leader in serving science. Terms of the transaction were not disclosed.

2.	In April 2018, our portfolio company, DocuSign, Inc. completed its initial public offering.

Schedule 12-14

HERCULES CAPITAL, INC.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

For the Three Months Ended March 31, 2018

(in thousands)

Portfolio Company	Investment (1)	Amount of Interest Credited to Income(2)	Realized Gain (Loss)	As of December 31, 2017 Fair Value	Gross Additions(3)	Gross Reductions(4)	Net Change in Unrealized Appreciation/ (Depreciation)	As of March 31, 2018 Fair Value
Control Investments
Majority Owned Control Investments
Achilles Technology Management Co II, Inc.	Common Stock	$—	$—	$242	$—	$—	$(125)	$117
Gibraltar Business Capital, LLC(8)	Senior Debt	127	—	—	9,802	—	—	9,802
	Preferred Stock	—	—	—	25,538	—	—	25,538
	Common Stock	—	—	—	1,861	—	—	1,861

Total Majority Owned Control Investments		$127	$—	$242	$37,201	$—	$(125)	$37,318
Other Control Investments
Second Time Around (Simplify Holdings, LLC)(7)	Senior Debt	$—	$(1,743)	$—	$—	$(1,781)	$1,781	$—
Tectura Corporation(5)	Senior Debt	459	335	19,219	487	(335)	(2,276)	17,095
	Preferred Stock	—	—	—	—	—	—	—

Total Other Control Investments		$459	$(1,408)	$19,219	$487	$(2,116)	$(495)	$17,095

Total Control Investments		$586	$(1,408)	$19,461	$37,688	$(2,116)	$(620)	$54,413

Affiliate Investments
Optiscan BioMedical, Corp.	Preferred Warrants	$—	$—	$86	$—	$—	$185	$271
	Preferred Stock	—	—	6,205	1,301	—	(1,250)	6,256
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)(6)	Senior Debt	561	—	13,604	166	(2,000)	(87)	11,683
	Common Stock	—	—	11,400	—	—	915	12,315
Stion Corporation	Preferred Warrants	—	—	—	—	—	—	—

Total Affiliate Investments		$561	$—	$31,295	$1,467	$(2,000)	$(237)	$30,525

Total Control and Affiliate Investments		$1,147	$(1,408)	$50,756	$39,155	$(4,116)	$(857)	$84,938

(1)	Stock and warrants are generally non-income producing and restricted.
(2)	Represents the total amount of interest or dividends credited to income for the period an investment was an affiliate or control investment.
(3)

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities.

(4)

Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include previously recognized depreciation on investments that become control or affiliate investments during the period.

(5)	As of March 31, 2017, the Company’s investment in Tectura Corporation became classified as a control investment as of result of obtaining more than 50% representation on the portfolio company’s board.
(6)

As of September 30, 2017, the Company’s investment in Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.) became classified as an affiliate investment due to a reduction in equity ownership. Note that this investment was classified as a control investment as of June 30, 2017 after the Company obtained a controlling financial interest.

(7)	As of February 2018, the Company’s investments in Second Time Around ((Simplify Holdings, LLC) were deemed wholly worthless and written off for a realized loss.
(8)	As of March 31, 2018, the Company’s investment in Gibraltar Business Capital, LLC became classified as a control investment as a result of obtaining a controlling financial interest

Schedule 12-14

HERCULES CAPITAL, INC.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

As of March 31, 2018

(in thousands)

Portfolio Company	Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal or Shares	Cost	Value(2)
Control Investments
Majority Owned Control Investments
Achilles Technology Management Co II, Inc.	Communications & Networking	Common Stock			100	$3,100	$117
Gibraltar Business Capital, LLC	Diversified Financial Services	Unsecured Debt	March 2023	Interest rate FIXED 14.50%	$10,000	9,802	9,802
	Diversified Financial Services	Preferred Stock			10,602,752	25,538	25,538
	Diversified Financial Services	Common Stock			830,000	1,861	1,861

Total Gibraltar Business Capital, LLC						$37,201	$37,201

Total Majority Owned Control Investments (4.51%)*						$40,301	$37,318
Other Control Investments
Tectura Corporation	Internet Consumer & Business Services	Senior Secured Debt	June 2021	Interest rate FIXED 6.00%, PIK Interest 3.00%	$20,450	$20,450	$17,095
	Internet Consumer & Business Services	Senior Secured Debt	June 2021	PIK Interest 8.00%	$10,680	240	—
	Internet Consumer & Business Services	Preferred Series BB Equity			1,000,000	—	—

Total Tectura Corporation						20,690	17,095

Total Other Control Investments (2.06%)*						$20,690	$17,095

Total Control Investments (6.57%)*						$60,991	$54,413

Affiliate Investments
Optiscan BioMedical, Corp.	Medical Devices & Equipment	Preferred Series B Equity			6,185,567	$3,000	$345
	Medical Devices & Equipment	Preferred Series C Equity			1,927,309	655	100
	Medical Devices & Equipment	Preferred Series D Equity			55,103,923	5,257	3,193
	Medical Devices & Equipment	Preferred Series E Equity			31,199,131	2,609	2,618
	Medical Devices & Equipment	Preferred Series E Warrants			10,535,275	1,252	271

Total Optiscan BioMedical, Corp.						12,773	6,527
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)	Sustainable and Renewable Technology	Senior Secured Debt	August 2019	Interest rate PRIME + 8.70% or Floor rate of 12.95%, 4.50% Exit Fee	$12,000	11,770	11,683
	Sustainable and Renewable Technology	Common Stock			288	61,502	12,315

Total Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)						$73,272	$23,998
Stion Corporation	Sustainable and Renewable Technology	Preferred Series Seed Warrants			2,154	1,378	—

Total Affiliate Investments (3.68%)*						$87,423	$30,525

Total Control and Affiliate Investments (10.25%)*						$148,414	$84,938

*	Value as a percent of net assets
(1)	Stock and warrants are generally non-income producing and restricted.
(2)	All of the Company’s control and affiliate investments are Level 3 investments valued using significant unobservable inputs.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Hercules Capital, Inc.

Opinions on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Hercules Capital, Inc. and its subsidiaries as of December 31, 2017 and 2016, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2017, including the related notes and financial statement schedule listed in the accompanying index (collectively referred to as the “consolidated financial statements”). We also have audited the Company’s internal control over financial reporting as of December 31, 2017 based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of their operations, changes in their net assets and their cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control—Integrated Framework (2013) issued by the COSO.

Basis for Opinions

The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Annual Report on Internal Control over Financial Reporting appearing under Item 9A. Our responsibility is to express opinions on the Company’s consolidated financial statements and on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 and 2016 by correspondence with the custodians and portfolio company investees; when replies were not received, we performed other auditing procedures. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

San Francisco, California

February 22, 2018

We have served as the Company’s auditor since 2010.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(in thousands, except per share data)

	December 31, 2017	December 31, 2016
Assets
Investments:
Non-control/Non-affiliate investments (cost of $1,506,454 and $1,475,918, respectively)	$1,491,458	$1,414,210
Control investments (cost of $25,419 and $22,598, respectively)	19,461	4,700
Affiliate investments (cost of $87,956 and $13,010, respectively)	31,295	5,032

Total investments in securities, at value (cost of $1,619,829 and $1,511,526, respectively)	1,542,214	1,423,942
Cash and cash equivalents	91,309	13,044
Restricted cash	3,686	8,322
Interest receivable	12,262	11,614
Other assets	5,244	7,282

Total assets	$1,654,715	$1,464,204

Liabilities
Accounts payable and accrued liabilities	$26,896	$21,463
Credit Facilities	—	5,016
2021 Asset-Backed Notes, net (principal of $49,153 and $109,205, respectively)(1)	48,650	107,972
Convertible Notes, net (principal of $230,000 and $0, respectively)(1)	223,488	—
2019 Notes, net (principal of $0 and $110,364, respectively)(1)	—	108,818
2022 Notes, net (principal of $150,000 and $0, respectively)(1)	147,572	—
2024 Notes, net (principal of $183,510 and $252,873, respectively)(1)	179,001	245,490
SBA Debentures, net (principal of $190,200 and $190,200, respectively)(1)	188,141	187,501

Total liabilities	$813,748	$676,260
Commitments and Contingencies (Note 10)

Net assets consist of:
Common stock, par value	85	80
Capital in excess of par value	908,501	839,657
Unrealized depreciation on investments(2)	(79,760)	(89,025)
Accumulated undistributed realized gains (losses) on investments	(20,374)	14,314
Undistributed net investment income	32,515	22,918

Total net assets	$840,967	$787,944

Total liabilities and net assets	$1,654,715	$1,464,204

Shares of common stock outstanding ($0.001 par value, 200,000,000 authorized)	84,424	79,555
Net asset value per share	$9.96	$9.90

(1)

The Company’s 2021 Asset-Backed Notes, Convertible Notes, 2019 Notes, 2022 Notes, 2024 Notes, and SBA debentures, as each term is defined herein, are presented net of the associated debt issuance costs for each instrument. See “Note 4—Borrowings.”

(2)

Amounts includes $2.1 million and $1.4 million in net unrealized depreciation on other assets and accrued liabilities, including escrow receivables, and estimated taxes payable liabilities as of December 31, 2017 and 2016, respectively.

See notes to consolidated financial statements.

The following table presents the assets and liabilities of our consolidated securitization trust for the 2021 Asset-Backed Notes (see Note 4), which is a variable interest entity (“VIE”). The assets of our securitization VIE can only be used to settle obligations of our consolidated securitization VIE, these liabilities are only the obligations of our consolidated securitization VIE, and the creditors (or beneficial interest holders) do not have recourse to our general credit. These assets and liabilities are included in the Consolidated Statement of Assets and Liabilities above.

(Dollars in thousands)	December 31, 2017	December 31, 2016
Assets
Restricted Cash	$3,686	$8,322
Total investments in securities, at value (cost of $146,208 and $244,695, respectively)	144,513	242,349

Total assets	$148,199	$250,671

Liabilities
2021 Asset-Backed Notes, net (principal of $49,153 and $109,205, respectively)(1)	$48,650	$107,972

Total liabilities	$48,650	$107,972

(1)	The Company’s 2021 Asset-Backed Notes are presented net of the associated debt issuance costs. See “Note 4—Borrowings.”

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands, except per share data)

	For the Year Ended December 31,
	2017	2016	2015
Investment income:
Interest and PIK interest income
Interest income:
Non-control/Non-affiliate investments	$160,131	$150,705	$135,261
Control investments	1,304	38	—
Affiliate investments	801	160	347

Total interest income	162,236	150,903	135,608

PIK interest income:
Non-control/Non-affiliate investments	9,293	7,784	4,658
Control investments	667	40	—

Total PIK interest income	9,960	7,824	4,658

Total interest and PIK interest income	172,196	158,727	140,266

Fee income
Non-control/Non-affiliate investments	18,630	16,318	16,865
Control investments	11	6	—
Affiliate investments	43	—	1

Total fees	18,684	16,324	16,866

Total investment income	190,880	175,051	157,132
Operating expenses:
Interest	37,857	32,016	30,834
Loan fees	8,728	5,042	6,055
General and administrative:
Legal expenses	4,572	4,823	3,079
Other expenses	11,533	11,283	13,579

Total general and administrative	16,105	16,106	16,658
Employee compensation:
Compensation and benefits	24,555	22,500	20,713
Stock-based compensation	7,191	7,043	9,370

Total employee compensation	31,746	29,543	30,083

Total operating expenses	94,436	82,707	83,630
Other income (loss)	—	8,000	(1)

Net investment income	96,444	100,344	73,501
Net realized gain (loss) on investments
Non-control/Non-affiliate investments	(10,235)	4,576	5,147
Control investments	(16,476)	—	—

Total net realized gain (loss) on investments	(26,711)	4,576	5,147

Net change in unrealized appreciation (depreciation) on investments
Non-control/Non-affiliate investments	43,796	(29,970)	(36,839)
Control investments	14,152	(4,025)	—
Affiliate investments	(48,683)	(2,222)	1,107

Total net unrealized appreciation (depreciation) on investments	9,265	(36,217)	(35,732)

Total net realized and unrealized loss	(17,446)	(31,641)	(30,585)

Net increase in net assets resulting from operations	$78,998	$68,703	$42,916

Net investment income before investment gains and losses per common share:
Basic	$1.16	$1.34	$1.04

Change in net assets resulting from operations per common share:
Basic	$0.95	$0.91	$0.60

Diluted	$0.95	$0.91	$0.59

Weighted average shares outstanding
Basic	82,519	73,753	69,479

Diluted	82,640	73,775	69,663

Distributions declared per common share:
Basic	$1.24	$1.24	$1.24

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(dollars and shares in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation (Depreciation) on Investments	Accumulated Undistributed Realized Gains (Losses) on Investments	Undistributed Net Investment Income	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2014	64,715	$65	$657,233	$(17,076)	$14,079	$4,905	$(342)	$658,864
Net increase (decrease) in net assets resulting from operations	—	—	—	(35,732)	5,147	73,501	—	42,916
Public offering, net of offering expenses	7,591	8	100,084	—	—	—	—	100,092
Acquisition of common stock under repurchase plan	(437)	—	(4,644)	—	—	—	—	(4,644)
Issuance of common stock due to stock option exercises	64	—	427	—	—	—	—	427
Retired shares from net issuance	(29)	—	(423)	—	—	—	—	(423)
Issuance of common stock under restricted stock plan	676	1	(1)	—	—	—	—	—
Retired shares for restricted stock vesting	(662)	(1)	(4,566)	—	—	—	—	(4,567)
Distributions reinvested in common stock	200	—	2,446	—	—	—	—	2,446
Distributions	—	—	—	—	(15,327)	(72,111)	—	(87,438)
Stock-based compensation(1)	—	—	9,461	—	—	—	—	9,461
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(7,773)	—	8,767	(994)	—	—

Balance at December 31, 2015	72,118	$73	$752,244	$(52,808)	$12,666	$5,301	$(342)	$717,134

Net increase (decrease) in net assets resulting from operations	—	$—	$—	$(36,217)	$4,576	$100,344	$—	$68,703
Public offering, net of offering expenses	7,428	7	92,820	—	—	—	—	92,827
Acquisition of common stock under repurchase plan	(450)	(1)	(4,789)	—	—	—	—	(4,790)
Issuance of common stock due to stock option exercises	55	—	654	—	—	—	—	654
Retired shares from net issuance	(17)	—	(235)	—	—	—	—	(235)
Issuance of common stock under restricted stock plan	556	1	(1)	—	—	—	—	—
Retired shares for restricted stock vesting	(279)	—	(2,944)	—	—	—	—	(2,944)
Distributions reinvested in common stock	144	—	1,799	—	—	—	—	1,799
Distributions	—	—	—	—	(7,962)	(84,371)	—	(92,333)
Stock-based compensation(1)	—	—	7,129	—	—	—	—	7,129
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(7,020)	—	5,034	1,644	342	—

Balance at December 31, 2016	79,555	$80	$839,657	$(89,025)	$14,314	$22,918	$—	$787,944

Net increase (decrease) in net assets resulting from operations	—	$—	$—	$9,265	$(26,711)	$96,444	$—	$78,998
Public offering, net of offering expenses	4,919	5	66,930	—	—	—	—	66,935
Issuance of common stock due to stock option exercises	49	—	500	—	—	—	—	500
Retired shares from net issuance	(21)	—	(209)	—	—	—	—	(209)
Issuance of common stock under restricted stock plan	10	—	—	—	—	—	—	—
Retired shares for restricted stock vesting	(252)	—	(2,976)	—	—	—	—	(2,976)
Distributions reinvested in common stock	164	—	2,202	—	—	—	—	2,202
Issuance of Convertible Notes	—	—	3,413	—	—	—	—	3,413
Distributions	—	—	—	—	(14,893)	(88,194)	—	(103,087)
Stock-based compensation(1)	—	—	7,247	—	—	—	—	7,247
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(8,263)	—	6,916	1,347	—	—

Balance at December 31, 2017	84,424	$85	$908,501	$(79,760)	$(20,374)	$32,515	$—	$840,967

(1)	Stock-based compensation includes $57, $87 and $90 of restricted stock and option expense related to director compensation for the years ended December 31, 2017, 2016 and 2015, respectively.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Year Ended December 31,
	2017	2016	2015
Cash flows from operating activities:
Net increase in net assets resulting from operations	$78,998	$68,703	$42,916
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(764,795)	(680,971)	(712,701)
Principal and fee payments received on investments	641,016	444,758	509,593
Proceeds from the sale of investments	23,881	18,998	17,892
Net unrealized depreciation (appreciation) on investments	(9,265)	36,217	35,732
Net realized loss (gain) on investments	26,711	(4,576)	(5,147)
Accretion of paid-in-kind principal	(9,686)	(7,319)	(4,037)
Accretion of loan discounts	(6,711)	(7,163)	(8,049)
Accretion of loan discount on convertible notes	615	82	246
Loss on debt extinguishment (convertible notes)	—	—	1
Payment of loan discount on convertible notes	—	—	(5)
Accretion of loan exit fees	(19,098)	(22,614)	(14,947)
Change in deferred loan origination revenue	962	347	1,904
Unearned fees related to unfunded commitments	1,048	(758)	(2,064)
Amortization of debt fees and issuance costs	7,492	3,773	5,161
Depreciation	201	202	193
Stock-based compensation and amortization of restricted stock grants(1)	7,247	7,129	9,461
Change in operating assets and liabilities:
Interest and fees receivable	(648)	(2,375)	213
Prepaid expenses and other assets	(1,097)	3,234	4,826
Accounts payable	(10)	56	(639)
Accrued liabilities	4,739	3,892	5,090

Net cash used in operating activities	(18,400)	(138,385)	(114,361)
Cash flows from investing activities:
Purchases of capital equipment	(274)	(252)	(187)
Reduction of restricted cash	4,636	869	3,469

Net cash provided by investing activities	4,362	617	3,282
Cash flows from financing activities:
Issuance of common stock, net	66,935	92,827	100,092
Repurchase of common stock, net	—	(4,790)	(4,645)
Retirement of employee shares	(2,685)	(2,525)	(4,562)
Distributions paid	(100,885)	(90,534)	(84,992)
Issuance of Convertible Notes	230,000	—	—
Issuance of 2022 Notes	150,000	—	—
Issuance of 2024 Notes	5,636	149,873	—
Repayments of 2017 Asset-Backed Notes	—	—	(16,049)
Repayments of 2019 Notes	(110,364)	—	(60,000)
Repayments of 2021 Asset-Backed Notes	(60,053)	(20,095)	—
Repayments of 2024 Notes	(75,000)	—	—
Borrowings of credit facilities	8,497	285,891	138,689
Repayments of credit facilities	(13,513)	(330,877)	(88,689)
Cash paid for debt issuance costs	(6,342)	(5,289)	—
Cash paid for redemption of convertible notes	—	(17,604)	(65)
Fees paid for credit facilities and debentures	77	(1,261)	(620)

Net cash provided by (used in) financing activities	92,303	55,616	(20,841)
Net increase (decrease) in cash and cash equivalents	78,265	(82,152)	(131,920)

Cash and cash equivalents at beginning of period	13,044	95,196	227,116

Cash and cash equivalents at end of period	$91,309	$13,044	$95,196

Supplemental non-cash investing and financing activities:
Interest paid	$33,579	$31,011	$30,527
Income taxes paid	$1,076	$184	$973
Distributions reinvested	$2,202	$1,799	$2,446

(1)	Stock-based compensation includes $57, $87 and $90 of restricted stock and option expense related to director compensation for the years ended December 31, 2017, 2016 and 2015, respectively.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Debt Investments
Biotechnology Tools
1-5 Years Maturity

Exicure, Inc.(12)	Biotechnology Tools	Senior Secured	September 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%, 3.85% Exit Fee	$4,999	$5,115	$5,146

Subtotal: 1-5 Years Maturity						5,115	5,146

Subtotal: Biotechnology Tools (0.61%)*						5,115	5,146

Communications & Networking
Under 1 Year Maturity
OpenPeak, Inc.(8)	Communications & Networking	Senior Secured	April 2018	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$11,464	8,228	—

Subtotal: Under 1 Year Maturity						8,228	—

Subtotal: Communications & Networking (0.00%)*						8,228	—

Consumer & Business Products
Under 1 Year Maturity
Antenna79 (p.k.a. Pong Research Corporation)(15)	Consumer & Business Products	Senior Secured	December 2018	Interest rate PRIME + 6.00% or Floor rate of 9.50%	$1,000	1,000	1,000

Subtotal: Under 1 Year Maturity						1,000	1,000

1-5 Years Maturity
Antenna79 (p.k.a. Pong Research Corporation)(15)	Consumer & Business Products	Senior Secured	December 2019	Interest rate PRIME + 7.45% or Floor rate of 10.95%, 2.95% Exit Fee	$18,440	18,580	18,571
Second Time Around (Simplify Holdings, LLC)(7)(8)(15)	Consumer & Business Products	Senior Secured	February 2019	Interest rate PRIME + 7.25% or Floor rate of 10.75%, 4.75% Exit Fee	$1,746	1,781	—

Subtotal: 1-5 Years Maturity						20,361	18,571

Subtotal: Consumer & Business Products (2.33%)*						21,361	19,571

Drug Delivery
Under 1 Year Maturity
Agile Therapeutics, Inc.(11)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 4.75% or Floor rate of 9.00%, 3.70% Exit Fee	$10,888	11,292	11,292
Pulmatrix Inc.(9)(11)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.25% or Floor rate of 9.50%, 3.50% Exit Fee	$3,259	3,455	3,455
ZP Opco, Inc (p.k.a. Zosano Pharma)(11)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 2.70% or Floor rate of 7.95%, 2.87% Exit Fee	$6,316	6,609	6,609

Subtotal: Under 1 Year Maturity						21,356	21,356

1-5 Years Maturity
AcelRx Pharmaceuticals, Inc.(10)(11)(15)	Drug Delivery	Senior Secured	March 2020	Interest rate PRIME + 6.05% or Floor rate of 9.55%, 11.69% Exit Fee	$18,653	18,925	18,875
Antares Pharma Inc.(10)(15)	Drug Delivery	Senior Secured	July 2022	Interest rate PRIME + 4.50% or Floor rate of 9.00%, 4.25% Exit Fee	$25,000	25,006	24,958

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Edge Therapeutics, Inc.(12)	Drug Delivery	Senior Secured	February 2020	Interest rate PRIME + 4.65% or Floor rate of 9.15%, 4.95% Exit Fee	$20,000	$20,377	$20,331

Subtotal: 1-5 Years Maturity						64,308	64,164

Subtotal: Drug Delivery (10.17%)*						85,664	85,520

Drug Discovery & Development
Under 1 Year Maturity
CytRx Corporation(11)(15)	Drug Discovery & Development	Senior Secured	August 2018	Interest rate PRIME + 6.00% or Floor rate of 9.50%, 7.09% Exit Fee	$9,986	11,172	11,172
Epirus Biopharmaceuticals, Inc.(8)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%, 3.00% Exit Fee	$3,027	3,310	340

Subtotal: Under 1 Year Maturity						14,482	11,512

1-5 Years Maturity
Auris Medical Holding, AG(5)(10)	Drug Discovery & Development	Senior Secured	January 2020	Interest rate PRIME + 6.05% or Floor rate of 9.55%, 5.75% Exit Fee	$10,341	10,610	10,563
Aveo Pharmaceuticals, Inc.(10)(13)	Drug Discovery & Development	Senior Secured	July 2021	Interest rate PRIME + 4.70% or Floor rate of 9.45%, 5.40% Exit Fee	$10,000	10,345	10,344
	Drug Discovery & Development	Senior Secured	July 2021	Interest rate PRIME + 4.70% or Floor rate of 9.45%, 3.00% Exit Fee	$10,000	9,918	9,915

Total Aveo Pharmaceuticals, Inc.					$20,000	20,263	20,259
Axovant Sciences Ltd.(5)(10)	Drug Discovery & Development	Senior Secured	March 2021	Interest rate PRIME + 6.80% or Floor rate of 10.55%	$55,000	53,631	53,448
Brickell Biotech, Inc.(12)	Drug Discovery & Development	Senior Secured	September 2019	Interest rate PRIME + 5.70% or Floor rate of 9.20%, 6.75% Exit Fee	$6,090	6,380	6,361
Chemocentryx, Inc.(10)(15)(17)	Drug Discovery & Development	Senior Secured	December 2021	Interest rate PRIME + 3.30% or Floor rate of 8.05%, 6.25% Exit Fee	$5,000	4,947	4,947
Genocea Biosciences, Inc.(11)	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 2.25% or Floor rate of 7.25%, 4.95% Exit Fee	$13,851	14,482	14,385
Insmed, Incorporated(11)	Drug Discovery & Development	Senior Secured	October 2020	Interest rate PRIME + 4.75% or Floor rate of 9.25%, 4.86% Exit Fee	$55,000	55,425	54,963
Metuchen Pharmaceuticals LLC(12)(14)	Drug Discovery & Development	Senior Secured	October 2020	Interest rate PRIME + 7.25% or Floor rate of 10.75%, PIK Interest 1.35%, 2.25% Exit Fee	$25,561	25,721	25,643
Motif BioSciences Inc.(15)	Drug Discovery & Development	Senior Secured	September 2021	Interest rate PRIME + 5.50% or Floor rate of 10.00%, 2.15% Exit Fee	$15,000	14,651	14,651
Myovant Sciences, Ltd.(5)(10)(13)(17)	Drug Discovery & Development	Senior Secured	May 2021	Interest rate PRIME + 4.00% or Floor rate of 8.25%, 6.55% Exit Fee	$25,000	24,704	24,704
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(15)	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 4.50% Exit Fee	$40,000	40,144	39,829
	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 4.50% Exit Fee	$10,000	10,040	9,958

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%, 2.25% Exit Fee	$10,000	$9,964	$9,895

Total Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)					$60,000	60,148	59,682
PhaseRx, Inc.(15)	Drug Discovery & Development	Senior Secured	December 2019	Interest rate PRIME + 5.75% or Floor rate of 9.25%, 5.85% Exit Fee	$4,694	4,842	1,917
Stealth Bio Therapeutics Corp.(5)(10)(12)	Drug Discovery & Development	Senior Secured	January 2021	Interest rate PRIME + 5.50% or Floor rate of 9.50%, 5.00% Exit Fee	$15,000	14,898	14,847
uniQure B.V.(5)(10)(11)	Drug Discovery & Development	Senior Secured	May 2020	Interest rate PRIME + 3.00% or Floor rate of 8.25%, 5.48% Exit Fee	$20,000	20,579	20,543
Verastem, Inc.(12)(17)	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	4,957	4,910
	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	4,996	4,949
	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 6.00% or Floor rate of 10.50%, 4.50% Exit Fee	$5,000	4,953	4,907

Total Verastem, Inc.					$15,000	14,906	14,766

Subtotal: 1-5 Years Maturity						346,187	341,679

Subtotal: Drug Discovery & Development (42.00%)*						360,669	353,191

Electronics & Computer Hardware
1-5 Years Maturity
908 DEVICES INC.(15)	Electronics & Computer Hardware	Senior Secured	September 2020	Interest rate PRIME + 4.00% or Floor rate of 8.25%, 4.25% Exit Fee	$10,000	10,014	9,887

Subtotal: 1-5 Years Maturity						10,014	9,887

Subtotal: Electronics & Computer Hardware (1.18%)*						10,014	9,887

Healthcare Services, Other
1-5 Years Maturity
Medsphere Systems Corporation(14)(15)	Healthcare Services, Other	Senior Secured	February 2021	Interest rate PRIME + 4.75% or Floor rate of 9.00%, PIK Interest 1.75%	$17,607	17,437	17,437
	Healthcare Services, Other	Senior Secured	February 2021	Interest rate PRIME + 4.75% or Floor rate of 9.00%, PIK Interest 1.75%	$5,009	4,963	4,963

Total Medsphere Systems Corporation					$22,616	22,400	22,400
Oak Street Health(12)	Healthcare Services, Other	Senior Secured	September 2021	Interest rate PRIME + 5.00% or Floor rate of 9.75%, 5.95% Exit Fee	$20,000	19,965	19,965
PH Group Holdings(13)	Healthcare Services, Other	Senior Secured	September 2020	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$20,000	19,878	19,803
	Healthcare Services, Other	Senior Secured	September 2020	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$10,000	9,922	9,840

Total PH Group Holdings					$30,000	29,800	29,643

Subtotal: 1-5 Years Maturity						—	—

Subtotal: Healthcare Services, Other (8.56%)*						72,165	72,008

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Information Services
1-5 Years Maturity
MDX Medical, Inc.(14)(15)(17)	Information Services	Senior Secured	December 2020	Interest rate PRIME + 4.25% or Floor rate of 8.25%, PIK Interest 1.70%	$7,568	$7,369	$7,327
Netbase Solutions, Inc.(13)(14)	Information Services	Senior Secured	August 2020	Interest rate PRIME + 6.00% or Floor rate of 10.00%, PIK Interest 2.00%, 3.00% Exit Fee	$9,051	8,730	8,730

Subtotal: 1-5 Years Maturity						16,099	16,057

Subtotal: Information Services (1.91%)*						16,099	16,057

Internet Consumer & Business Services
1-5 Years Maturity
AppDirect, Inc.	Internet Consumer & Business Services	Senior Secured	January 2022	Interest rate PRIME + 5.70% or Floor rate of 9.95%, 3.45% Exit Fee	$10,000	9,885	9,885
Aria Systems, Inc.(11)(14)	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 3.20% or Floor rate of 6.95%, PIK Interest 1.95%, 1.50% Exit Fee	$2,103	2,104	1,803
	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 5.20% or Floor rate of 8.95%, PIK Interest 1.95%, 1.50% Exit Fee	$18,832	18,839	16,144

Total Aria Systems, Inc.					$20,935	20,943	17,947
Greenphire Inc.	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate 3-month LIBOR + 8.00% or Floor rate of 9.00%	$3,883	3,883	3,883
	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate PRIME + 3.75% or Floor rate of 7.00%	$1,000	1,000	1,000

Total Greenphire Inc.					$4,883	4,883	4,883
Intent Media, Inc.(14)(15)	Internet Consumer & Business Services	Senior Secured	May 2019	Interest rate PRIME + 5.25% or Floor rate of 8.75%, PIK Interest 1.00%, 2.00% Exit Fee	$5,050	5,011	5,027
	Internet Consumer & Business Services	Senior Secured	May 2019	Interest rate PRIME + 5.50% or Floor rate of 9.00%, PIK Interest 2.35%, 2.00% Exit Fee	$2,020	1,987	1,991
	Internet Consumer & Business Services	Senior Secured	May 2019	Interest rate PRIME + 5.50% or Floor rate of 9.00%, PIK Interest 2.50%, 2.00% Exit Fee	$2,022	1,988	1,992

Total Intent Media, Inc.					$9,092	8,986	9,010
Interactions Corporation	Internet Consumer & Business Services	Senior Secured	March 2021	Interest rate 3-month LIBOR + 8.60% or Floor rate of 9.85%, 1.75% Exit Fee	$25,000	25,013	25,013
LogicSource(15)	Internet Consumer & Business Services	Senior Secured	October 2019	Interest rate PRIME + 6.25% or Floor rate of 9.75%, 5.00% Exit Fee	$6,452	6,701	6,726
Snagajob.com, Inc.(13)(14)	Internet Consumer & Business Services	Senior Secured	July 2020	Interest rate PRIME + 5.15% or Floor rate of 9.15%, PIK Interest 1.95%, 2.55% Exit Fee	$41,023	40,633	41,036

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Tectura Corporation(7)(8)(9)(14)	Internet Consumer & Business Services	Senior Secured	June 2021	Interest rate FIXED 6.00%, PIK Interest 3.00%	$20,298	$20,298	$19,219
	Internet Consumer & Business Services	Senior Secured	June 2021	PIK Interest 8.00%	$11,015	240	—

Total Tectura Corporation					$31,313	20,538	19,219
The Faction Group	Internet Consumer & Business Services	Senior Secured	January 2021	Interest rate 3-month LIBOR + 9.25% or Floor rate of 10.25%	$8,000	8,000	8,000
	Internet Consumer & Business Services	Senior Secured	January 2019	Interest rate PRIME + 4.75% or Floor rate of 8.25%	$2,000	2,000	2,000

Total The Faction Group					$10,000	10,000	10,000

Subtotal: 1-5 Years Maturity						147,582	143,719

Subtotal: Internet Consumer & Business Services (17.09%)*						147,582	143,719

Media/Content/Info
Under 1 Year Maturity
Machine Zone, Inc.(14)(16)	Media/Content/Info	Senior Secured	May 2018	Interest rate PRIME + 2.50% or Floor rate of 6.75%, PIK Interest 3.00%	$106,986	106,641	106,641

Subtotal: Under 1 Year Maturity						106,641	106,641

1-5 Years Maturity
Bustle(14)(15)	Media/Content/Info	Senior Secured	June 2021	Interest rate PRIME + 4.10% or Floor rate of 8.35%, PIK Interest 1.95%, 1.95% Exit Fee	$15,016	14,935	14,935
FanDuel, Inc.(9)(12)(14)	Media/Content/Info	Senior Secured	November 2019	Interest rate PRIME + 7.25% or Floor rate of 10.75%, 10.41% Exit Fee	$19,354	19,762	19,695
	Media/Content/Info	Convertible Debt	September 2020	PIK Interest 25.00%	$1,000	1,000	1,000

Total FanDuel, Inc.					$20,354	20,762	20,695

Subtotal: 1-5 Years Maturity						35,697	35,630

Subtotal: Media/Content/Info (16.92%)*						142,338	142,271

Medical Devices & Equipment
Under 1 Year Maturity
Amedica Corporation(9)(15)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%, 8.25% Exit Fee	$605	2,255	2,255
Aspire Bariatrics, Inc.(15)	Medical Devices & Equipment	Senior Secured	October 2018	Interest rate PRIME + 4.00% or Floor rate of 9.25%, 5.42% Exit Fee	$2,527	2,848	2,848

Subtotal: Under 1 Year Maturity						5,103	5,103

1-5 Years Maturity
IntegenX, Inc.(15)	Medical Devices & Equipment	Senior Secured	June 2019	Interest rate PRIME + 6.05% or Floor rate of 10.05%, 6.75% Exit Fee	$12,500	13,042	12,991
	Medical Devices & Equipment	Senior Secured	June 2019	Interest rate PRIME + 6.05% or Floor rate of 10.05%, 6.75% Exit Fee	$2,500	2,599	2,598

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
	Medical Devices & Equipment	Senior Secured	June 2019	Interest rate PRIME + 6.05% or Floor rate of 10.05%, 9.75% Exit Fee	$2,500	$2,618	$2,601

Total IntegenX, Inc.					$17,500	18,259	18,190
Intuity Medical, Inc.(15)	Medical Devices & Equipment	Senior Secured	June 2021	Interest rate PRIME + 5.00% or Floor rate of 9.25%, 4.95% Exit Fee	$17,500	17,013	17,013
Micell Technologies, Inc.(12)	Medical Devices & Equipment	Senior Secured	August 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%, 5.00% Exit Fee	$5,469	5,744	5,708
Quanta Fluid Solutions(5)(10)(11)	Medical Devices & Equipment	Senior Secured	April 2020	Interest rate PRIME + 8.05% or Floor rate of 11.55%, 5.00% Exit Fee	$10,117	10,432	10,386
Quanterix Corporation(11)	Medical Devices & Equipment	Senior Secured	March 2019	Interest rate PRIME + 2.75% or Floor rate of 8.00%, 4.00% Exit Fee	$9,043	9,477	9,477
Sebacia, Inc.(15)	Medical Devices & Equipment	Senior Secured	July 2020	Interest rate PRIME + 4.35% or Floor rate of 8.85%, 6.05% Exit Fee	$8,000	7,927	7,919
Tela Bio, Inc.(15)	Medical Devices & Equipment	Senior Secured	December 2020	Interest rate PRIME + 4.95% or Floor rate of 9.45%, 3.15% Exit Fee	$5,000	4,991	4,973

Subtotal: 1-5 Years Maturity						73,843	73,666

Subtotal: Medical Devices & Equipment (9.37%)*						78,946	78,769

Semiconductors
1-5 Years Maturity
Achronix Semiconductor Corporation(15)(17)	Semiconductors	Senior Secured	August 2020	Interest rate PRIME + 7.00% or Floor rate of 11.00%, 12.50% Exit Fee	$5,000	5,084	5,100
	Semiconductors	Senior Secured	February 2019	Interest rate PRIME + 6.00% or Floor rate of 10.00%	$4,274	4,274	4,273

Total Achronix Semiconductor Corporation					$9,274	9,358	9,373

Subtotal: 1-5 Years Maturity						9,358	9,373

Subtotal: Semiconductors (1.11%)*						9,358	9,373

Software
Under 1 Year Maturity
Clickfox, Inc.(13)	Software	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.50%, 12.01% Exit Fee	$6,378	7,671	7,671
Digital Train Limited (p.k.a. Jumpstart Games, Inc.)(15)	Software	Senior Secured	July 2018	Interest rate 12-month LIBOR + 2.50%	$5,671	5,671	4,073

Subtotal: Under 1 Year Maturity						13,342	11,744

1-5 Years Maturity
Clarabridge, Inc.(12)(14)	Software	Senior Secured	April 2021	Interest rate PRIME + 4.80% or Floor rate of 8.55%, PIK Interest 3.25%	$40,893	40,870	41,063
Emma, Inc.	Software	Senior Secured	September 2022	Interest rate daily LIBOR + 7.75% or Floor rate of 8.75%	$50,000	48,565	48,565
Evernote Corporation(14)(15)(17)	Software	Senior Secured	October 2020	Interest rate PRIME + 5.45% or Floor rate of 8.95%	$6,000	5,974	6,100

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
	Software	Senior Secured	July 2021	Interest rate PRIME + 6.00% or Floor rate of 9.50%, PIK Interest 1.25%	$4,023	$3,999	$3,992

Total Evernote Corporation					$10,023	9,973	10,092
Fuze, Inc.(13)(14)(15)	Software	Senior Secured	July 2021	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.55%, 3.55% Exit Fee	$50,332	50,464	50,420
Impact Radius Holdings, Inc.(14)(17)	Software	Senior Secured	December 2020	Interest rate PRIME + 4.25% or Floor rate of 8.75%, PIK Interest 1.55%, 1.75% Exit Fee	$7,544	7,552	7,498
Lithium Technologies, Inc.(17)	Software	Senior Secured	October 2022	Interest rate 1-month LIBOR + 8.00% or Floor rate of 9.00%	$12,000	11,740	11,740
Microsystems Holding Company, LLC	Software	Senior Secured	July 2022	Interest rate 3-month LIBOR + 8.25% or Floor rate of 9.25%	$12,000	11,821	11,821
OneLogin, Inc.(14)(15)	Software	Senior Secured	August 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%, PIK Interest 3.25%	$15,883	15,811	16,071
PerfectServe, Inc.	Software	Senior Secured	April 2021	Interest rate 3-month LIBOR + 9.00% or Floor rate of 10.00%, 2.50% Exit Fee	$16,000	16,023	16,023
	Software	Senior Secured	April 2021	Interest rate 3-month LIBOR + 9.00% or Floor rate of 10.00%, 2.50% Exit Fee	$4,000	4,005	4,005

Total PerfectServe, Inc.					$20,000	20,028	20,028
Pollen, Inc.(15)	Software	Senior Secured	April 2019	Interest rate PRIME + 4.25% or Floor rate of 8.50%, 4.00% Exit Fee	$7,000	6,964	6,964
Poplicus, Inc.(8)(14)	Software	Senior Secured	May 2022	Interest rate FIXED 6.00%, PIK Interest 3.00%	$1,250	1,250	—
Quid, Inc.(14)(15)	Software	Senior Secured	October 2019	Interest rate PRIME + 4.75% or Floor rate of 8.25%, PIK Interest 2.25%, 3.00% Exit Fee	$8,303	8,397	8,430
RapidMiner, Inc.(14)	Software	Senior Secured	December 2020	Interest rate PRIME + 5.50% or Floor rate of 9.75%, PIK Interest 1.65%	$7,001	6,971	6,971
Regent Education(14)	Software	Senior Secured	January 2021	Interest rate FIXED 10.00%, PIK Interest 2.00%, 6.35% Exit Fee	$3,285	3,291	3,291
Signpost, Inc.(14)	Software	Senior Secured	February 2020	Interest rate PRIME + 4.15% or Floor rate of 8.15%, PIK Interest 1.75%, 3.75% Exit Fee	$15,510	15,603	15,685
Vela Trading Technologies	Software	Senior Secured	July 2022	Interest rate daily LIBOR + 9.50% or Floor rate of 10.50%	$20,000	19,495	19,557
Wrike, Inc.(14)(17)	Software	Senior Secured	February 2021	Interest rate PRIME + 6.00% or Floor rate of 9.50%, PIK Interest 2.00%, 3.00% Exit Fee	$10,165	9,971	10,007

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
ZocDoc	Software	Senior Secured	April 2021	Interest rate 3-month LIBOR + 9.50% or Floor rate of 10.50%, 1.00% Exit Fee	$20,000	$20,011	$20,011
	Software	Senior Secured	November 2021	Interest rate 3-month LIBOR + 9.50% or Floor rate of 10.50%, 1.00% Exit Fee	$10,000	10,005	10,005

Total ZocDoc					$30,000	30,016	30,016

Subtotal: 1-5 Years Maturity						318,782	318,219

Subtotal: Software (39.24%)*						332,124	329,963

Specialty Pharmaceuticals
Under 1 Year Maturity
Jaguar Animal Health, Inc.(11)	Specialty Pharmaceuticals	Senior Secured	August 2018	Interest rate PRIME + 5.65% or Floor rate of 9.90%, 7.00% Exit Fee	$1,089	1,496	1,496

Subtotal: Under 1 Year Maturity						1,496	1,496

1-5 Years Maturity
Alimera Sciences, Inc.(11)(14)	Specialty Pharmaceuticals	Senior Secured	November 2020	Interest rate PRIME + 7.50% or Floor rate of 11.00%, PIK Interest 1.00%, 4.00% Exit Fee	$35,398	35,517	35,517

Subtotal: 1-5 Years Maturity						35,517	35,517

Subtotal: Specialty Pharmaceuticals (4.40%)*						37,013	37,013

Surgical Devices
1-5 Years Maturity
Transmedics, Inc.(13)	Surgical Devices	Senior Secured	February 2020	Interest rate PRIME + 5.30% or Floor rate of 9.55%, 6.70% Exit Fee	$8,500	8,756	8,757

Subtotal: 1-5 Years Maturity						8,756	8,757

Subtotal: Surgical Devices (1.04%)*						8,756	8,757

Sustainable and Renewable Technology
Under 1 Year Maturity
FuelCell Energy, Inc.(12)	Sustainable and Renewable Technology	Senior Secured	October 2018	Interest rate PRIME + 5.50% or Floor rate of 9.50%, 8.50% Exit Fee	$16,806	18,190	18,190
Kinestral Technologies Inc.	Sustainable and Renewable Technology	Senior Secured	October 2018	Interest rate 3-month LIBOR + 7.75% or Floor rate of 8.75%, 3.23% Exit Fee	$3,867	3,882	3,882

Subtotal: Under 1 Year Maturity						22,072	22,072

1-5 Years Maturity
ChargePoint Inc.	Sustainable and Renewable Technology	Senior Secured	August 2020	Interest rate 3-month LIBOR + 8.75% or Floor rate of 9.75%, 2.00% Exit Fee	$19,394	19,416	19,416

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor(2)	Principal Amount	Cost(3)	Value(4)
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)(6)	Sustainable and Renewable Technology	Senior Secured	August 2019	Interest rate PRIME + 8.70% or Floor rate of 12.95%, 4.50% Exit Fee	$14,000	$13,604	$13,604
Proterra, Inc.(11)(14)(17)	Sustainable and Renewable Technology	Senior Secured	November 2020	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.75%, 5.95% Exit Fee	$25,036	25,997	26,097
	Sustainable and Renewable Technology	Senior Secured	November 2020	Interest rate PRIME + 3.70% or Floor rate of 7.95%, PIK Interest 1.75%, 7.00% Exit Fee	$5,007	5,173	5,190

Total Proterra, Inc.					$30,043	31,170	31,287
Rive Technology, Inc.(15)	Sustainable and Renewable Technology	Senior Secured	January 2019	Interest rate PRIME + 6.20% or Floor rate of 9.45%, 4.00% Exit Fee	$4,258	4,498	4,515
Tendril Networks(12)	Sustainable and Renewable Technology	Senior Secured	June 2019	Interest rate FIXED 9.25%, 8.50% Exit Fee	$13,156	13,863	13,845

Subtotal: 1-5 Years Maturity						82,551	82,667

Subtotal: Sustainable and Renewable Technology (12.45%)*						104,623	104,739

Total: Debt Investments (168.38%)*						1,440,055	1,415,984

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Equity Investments
Biotechnology Tools
NuGEN Technologies, Inc.(15)	Biotechnology Tools	Equity	Common Stock	55,780	$500	$—

Subtotal: Biotechnology Tools (0.00%)*					500	—

Communications & Networking
Achilles Technology Management Co II, Inc.(7)(15)	Communications & Networking	Equity	Common Stock	100	3,100	242
GlowPoint, Inc.(4)	Communications & Networking	Equity	Common Stock	114,192	102	41
Peerless Network Holdings, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	5,865

Subtotal: Communications & Networking (0.73%)*					4,202	6,148

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	720

Subtotal: Diagnostic (0.09%)*					750	720

Drug Delivery
AcelRx Pharmaceuticals, Inc.(4)(10)	Drug Delivery	Equity	Common Stock	54,240	108	109
BioQ Pharma Incorporated(15)	Drug Delivery	Equity	Preferred Series D	165,000	500	826
Edge Therapeutics, Inc.(4)	Drug Delivery	Equity	Common Stock	49,965	309	468
Neos Therapeutics, Inc.(4)(15)	Drug Delivery	Equity	Common Stock	125,000	1,500	1,275

Subtotal: Drug Delivery (0.32%)*					2,417	2,678

Drug Discovery & Development
Aveo Pharmaceuticals, Inc.(4)(10)(15)	Drug Discovery & Development	Equity	Common Stock	1,901,791	1,715	5,315
Axovant Sciences Ltd.(4)(5)(10)	Drug Discovery & Development	Equity	Common Stock	129,827	1,270	707
Cerecor, Inc.(4)	Drug Discovery & Development	Equity	Common Stock	119,087	1,000	381
Dare Biosciences, Inc. (p.k.a. Cerulean Pharma, Inc.)(4)	Drug Discovery & Development	Equity	Common Stock	13,550	1,000	29
Dicerna Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Equity	Common Stock	142,858	1,000	1,290
Dynavax Technologies(4)(10)	Drug Discovery & Development	Equity	Common Stock	20,000	550	374
Epirus Biopharmaceuticals, Inc.(4)	Drug Discovery & Development	Equity	Common Stock	200,000	1,000	—
Genocea Biosciences, Inc.(4)	Drug Discovery & Development	Equity	Common Stock	223,463	2,000	259
Inotek Pharmaceuticals Corporation(4)	Drug Discovery & Development	Equity	Common Stock	3,778	1,500	10
Insmed, Incorporated(4)	Drug Discovery & Development	Equity	Common Stock	70,771	1,000	2,154
Melinta Therapeutics(4)	Drug Discovery & Development	Equity	Common Stock	43,840	2,000	693
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(4)	Drug Discovery & Development	Equity	Common Stock	76,362	2,743	1,367

Subtotal: Drug Discovery & Development (1.50%)*					16,778	12,579

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Electronics & Computer Hardware
Identiv, Inc. (4)	Electronics & Computer Hardware	Equity	Common Stock	6,700	$34	$22

Subtotal: Electronics & Computer Hardware (0.00%)*					34	22

Information Services
DocuSign, Inc.	Information Services	Equity	Common Stock	385,000	6,081	8,011

Subtotal: Information Services (0.95%)*					6,081	8,011

Internet Consumer & Business Services
Blurb, Inc.(15)	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	175	46
Brigade Group, Inc. (p.k.a. Philotic, Inc.)	Internet Consumer & Business Services	Equity	Common Stock	9,023	93	—
Lightspeed POS, Inc.(5)(10)	Internet Consumer & Business Services	Equity	Preferred Series C	230,030	250	233
	Internet Consumer & Business Services	Equity	Preferred Series D	198,677	250	213

Total Lightspeed POS, Inc.				428,707	500	446
OfferUp, Inc.	Internet Consumer & Business Services	Equity	Preferred Series A	286,080	1,663	2,236
	Internet Consumer & Business Services	Equity	Preferred Series A-1	108,710	632	850

Total OfferUp, Inc.				394,790	2,295	3,086
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	451
	Internet Consumer & Business Services	Equity	Preferred Series H	87,802	250	255

Total Oportun (p.k.a. Progress Financial)				306,153	500	706
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Equity	Preferred Series AA	34,783	15	49
Tectura Corporation(7)	Internet Consumer & Business Services	Equity	Preferred Series BB	1,000,000	—	—

Subtotal: Internet Consumer & Business Services (0.52%)*					3,578	4,333

Media/Content/Info
Pinterest, Inc.	Media/Content/Info	Equity	Preferred Series Seed	620,000	4,085	5,055

Subtotal: Media/Content/Info (0.60%)*					4,085	5,055

Medical Devices & Equipment
AtriCure, Inc.(4)(15)	Medical Devices & Equipment	Equity	Common Stock	7,536	266	138
Flowonix Medical Incorporated	Medical Devices & Equipment	Equity	Preferred Series AA	221,893	1,500	—
Gelesis, Inc.(15)	Medical Devices & Equipment	Equity	Common Stock	198,202	—	879
	Medical Devices & Equipment	Equity	Preferred Series A-1	191,210	425	939
	Medical Devices & Equipment	Equity	Preferred Series A-2	191,626	500	894

Total Gelesis, Inc.				581,038	925	2,712
Medrobotics Corporation(15)	Medical Devices & Equipment	Equity	Preferred Series E	136,798	250	302
	Medical Devices & Equipment	Equity	Preferred Series F	73,971	155	225

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
	Medical Devices & Equipment	Equity	Preferred Series G	163,934	$500	$532

Total Medrobotics Corporation				374,703	905	1,059
Optiscan Biomedical, Corp.(6)(15)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	402
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	114
	Medical Devices & Equipment	Equity	Preferred Series D	55,103,923	5,257	4,232
	Medical Devices & Equipment	Equity	Preferred Series E	15,638,888	1,307	1,457

Total Optiscan Biomedical, Corp.				78,855,687	10,219	6,205
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Equity	Preferred Series B	232,061	527	596
Quanterix Corporation(4)	Medical Devices & Equipment	Equity	Common Stock	84,778	1,000	1,820

Subtotal: Medical Devices & Equipment (1.49%)*					15,342	12,530

Software
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	90
Druva, Inc.	Software	Equity	Preferred Series 2	458,841	1,000	1,044
	Software	Equity	Preferred Series 3	93,620	300	312

Total Druva, Inc.				552,461	1,300	1,356
ForeScout Technologies, Inc.(4)	Software	Equity	Common Stock	199,844	529	6,373
HighRoads, Inc.	Software	Equity	Common Stock	190	307	—
NewVoiceMedia Limited(5)(10)	Software	Equity	Preferred Series E	669,173	963	1,544
Palantir Technologies	Software	Equity	Preferred Series E	727,696	5,431	4,923
	Software	Equity	Preferred Series G	326,797	2,211	2,211

Total Palantir Technologies				1,054,493	7,642	7,134
Sprinklr, Inc.	Software	Equity	Common Stock	700,000	3,749	4,600
WildTangent, Inc.(15)	Software	Equity	Preferred Series 3	100,000	402	179

Subtotal: Software (2.53%)*					14,943	21,276

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Equity	Preferred Series B	219,298	250	44
	Surgical Devices	Equity	Preferred Series C	656,538	282	60
	Surgical Devices	Equity	Preferred Series D	1,991,157	712	795
	Surgical Devices	Equity	Preferred Series E	2,786,367	429	521

Total Gynesonics, Inc.				5,653,360	1,673	1,420
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	376
	Surgical Devices	Equity	Preferred Series C	119,999	300	309
	Surgical Devices	Equity	Preferred Series D	260,000	650	957
	Surgical Devices	Equity	Preferred Series F	100,200	500	531

Total Transmedics, Inc.				569,160	2,550	2,173

Subtotal: Surgical Devices (0.43%)*					4,223	3,593

Sustainable and Renewable Technology
Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)	Sustainable and Renewable Technology	Equity	Common Stock	19,250	761	—
Modumetal, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series C	3,107,520	500	477
Proterra, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series 5	99,280	500	539

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)(6)	Sustainable and Renewable Technology	Equity	Common Stock	288	$61,502	$11,400

Subtotal: Sustainable and Renewable Technology (1.48%)*					63,263	12,416

Total: Equity Investments (10.63%)*					136,196	89,361

Warrant Investments
Biotechnology Tools
Labcyte, Inc.(15)	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	323	458

Subtotal: Biotechnology Tools (0.05%)*					323	458

Communications & Networking
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	—
Peerless Network Holdings, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	501
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Common Stock	2,834,375	418	—

Subtotal: Communications & Networking (0.06%)*					574	501

Consumer & Business Products
Antenna79 (p.k.a. Pong Research Corporation)(15)	Consumer & Business Products	Warrant	Common Stock	1,662,441	228	—
Intelligent Beauty, Inc.(15)	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	221
The Neat Company(15)	Consumer & Business Products	Warrant	Preferred Series C-1	540,540	365	—

Subtotal: Consumer & Business Products (0.03%)*					823	221

Drug Delivery
AcelRx Pharmaceuticals, Inc.(4)(10)(15)	Drug Delivery	Warrant	Common Stock	176,730	786	61
Agile Therapeutics, Inc.(4)	Drug Delivery	Warrant	Common Stock	180,274	730	65
BioQ Pharma Incorporated	Drug Delivery	Warrant	Common Stock	459,183	1	968
Celsion Corporation(4)	Drug Delivery	Warrant	Common Stock	13,927	428	—
Dance Biopharm, Inc.(15)	Drug Delivery	Warrant	Common Stock	110,882	74	—
Edge Therapeutics, Inc.(4)	Drug Delivery	Warrant	Common Stock	78,595	390	230
Kaleo, Inc. (p.k.a. Intelliject, Inc.)	Drug Delivery	Warrant	Preferred Series B	82,500	594	1,540
Neos Therapeutics, Inc.(4)(15)	Drug Delivery	Warrant	Common Stock	70,833	285	148
Pulmatrix Inc.(4)	Drug Delivery	Warrant	Common Stock	25,150	116	4
ZP Opco, Inc (p.k.a. Zosano Pharma)(4)	Drug Delivery	Warrant	Common Stock	72,379	266	—

Subtotal: Drug Delivery (0.36%)*					3,670	3,016

Drug Discovery & Development
ADMA Biologics, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	89,750	295	12
Anthera Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	5,022	984	—
Audentes Therapeutics, Inc(4)(10)(15)	Drug Discovery & Development	Warrant	Common Stock	9,914	62	147
Auris Medical Holding, AG(4)(5)(10)	Drug Discovery & Development	Warrant	Common Stock	156,726	249	19
Brickell Biotech, Inc.	Drug Discovery & Development	Warrant	Preferred Series C	26,086	119	93
Cerecor, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	22,328	70	15
Chroma Therapeutics, Ltd.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	—

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Cleveland BioLabs, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	7,813	$105	$3
Concert Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	132,069	545	1,344
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(4)	Drug Discovery & Development	Warrant	Common Stock	29,239	165	2
CytRx Corporation(4)(15)	Drug Discovery & Development	Warrant	Common Stock	105,694	160	58
Dare Biosciences, Inc. (p.k.a. Cerulean Pharma, Inc.)(4)	Drug Discovery & Development	Warrant	Common Stock	17,190	369	—
Dicerna Pharmaceuticals, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
Epirus Biopharmaceuticals, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	64,194	276	—
Fortress Biotech, Inc. (p.k.a. Coronado Biosciences, Inc.)(4)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	29
Genocea Biosciences, Inc.(4)	Drug Discovery & Development	Warrant	Common Stock	73,725	266	4
Immune Pharmaceuticals(4)	Drug Discovery & Development	Warrant	Common Stock	10,742	164	—
Melinta Therapeutics(4)	Drug Discovery & Development	Warrant	Common Stock	31,655	626	12
Motif BioSciences Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	73,452	282	414
Myovant Sciences, Ltd.(4)(5)(10)	Drug Discovery & Development	Warrant	Common Stock	49,800	283	128
Neothetics, Inc. (p.k.a. Lithera, Inc)(4)(15)	Drug Discovery & Development	Warrant	Common Stock	46,838	266	53
Neuralstem, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	5,783	77	—
Ology Bioservices, Inc. (p.k.a. Nanotherapeutics, Inc.)(15)	Drug Discovery & Development	Warrant	Common Stock	171,389	838	—
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(4)(15)	Drug Discovery & Development	Warrant	Common Stock	75,214	178	212
PhaseRx, Inc.(4)(15)	Drug Discovery & Development	Warrant	Common Stock	63,000	125	—
Savara Inc. (p.k.a. Mast Therapeutics, Inc.)(4)(15)	Drug Discovery & Development	Warrant	Common Stock	32,467	203	8
Sorrento Therapeutics, Inc.(4)(10)	Drug Discovery & Development	Warrant	Common Stock	306,748	889	453
Stealth Bio Therapeutics Corp.(5)(10)	Drug Discovery & Development	Warrant	Preferred Series A	487,500	116	107
uniQure B.V.(4)(5)(10)	Drug Discovery & Development	Warrant	Common Stock	37,174	218	240
XOMA Corporation(4)(10)(15)	Drug Discovery & Development	Warrant	Common Stock	9,063	279	50

Subtotal: Drug Discovery & Development (0.40%)*					8,869	3,403

Electronics & Computer Hardware
908 DEVICES INC.(15)	Electronics & Computer Hardware	Warrant	Preferred Series D	79,856	100	73
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	12	—

Subtotal: Electronics & Computer Hardware (0.01%)*					112	73

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Healthcare Services, Other
Chromadex Corporation(4)(15)	Healthcare Services, Other	Warrant	Common Stock	139,673	$157	$329

Subtotal: Healthcare Services, Other (0.04%)*					157	329

Information Services
INMOBI Inc.(5)(10)	Information Services	Warrant	Common Stock	65,587	82	—
InXpo, Inc.(15)	Information Services	Warrant	Preferred Series C	648,400	98	21
	Information Services	Warrant	Preferred Series C-1	1,165,183	74	37

Total InXpo, Inc.				1,813,583	172	58
MDX Medical, Inc.(15)	Information Services	Warrant	Common Stock	2,250,000	246	129
Netbase Solutions, Inc.	Information Services	Warrant	Preferred Series 1	60,000	356	363
RichRelevance, Inc.(15)	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.07%)*					954	550

Internet Consumer & Business Services
Aria Systems, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series G	231,535	73	—
Blurb, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	9
ClearObject, Inc. (p.k.a. CloudOne, Inc.)	Internet Consumer & Business Services	Warrant	Preferred Series E	968,992	18	154
The Faction Group	Internet Consumer & Business Services	Warrant	Preferred Series A	8,703	234	234
Intent Media, Inc.(15)	Internet Consumer & Business Services	Warrant	Common Stock	140,077	168	207
Interactions Corporation	Internet Consumer & Business Services	Warrant	Preferred Series G-3	68,187	204	204
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	206,184	1,102	2,627
Lightspeed POS, Inc.(5)(10)	Internet Consumer & Business Services	Warrant	Preferred Series C	245,610	20	93
LogicSource(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	79,625	30	36
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	196
ShareThis, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	547	—
Snagajob.com, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series A	1,800,000	782	1,257
Tapjoy, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	748,670	316	7
TraceLink, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series A-2	283,353	1,833	1,833

Subtotal: Internet Consumer & Business Services (0.82%)*					6,041	6,857

Media/Content/Info
FanDuel, Inc.	Media/Content/Info	Warrant	Common Stock	15,570	—	—
	Media/Content/Info	Warrant	Preferred Series A	4,648	730	1,875

Total FanDuel, Inc.				20,218	730	1,875
Machine Zone, Inc.(16)	Media/Content/Info	Warrant	Common Stock	1,552,710	1,958	3,743
Rhapsody International, Inc.(15)	Media/Content/Info	Warrant	Common Stock	715,755	385	4
WP Technology, Inc. (Wattpad, Inc.)(5)(10)	Media/Content/Info	Warrant	Common Stock	255,818	4	17
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	33

Subtotal: Media/Content/Info (0.67%)*					3,425	5,672

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)

Medical Devices & Equipment
Amedica Corporation(4)(15)	Medical Devices & Equipment	Warrant	Common Stock	8,603	$459	$1
Aspire Bariatrics, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series B-1	112,858	455	65
Avedro, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series AA	300,000	401	275
Flowonix Medical Incorporated	Medical Devices & Equipment	Warrant	Preferred Series AA	155,325	362	—
Gelesis, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series A-1	74,784	78	216
InspireMD, Inc.(4)(5)(10)	Medical Devices & Equipment	Warrant	Common Stock	39,364	242	—
IntegenX, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series C	547,752	15	—
Intuity Medical, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series 4	1,819,078	294	294
Medrobotics Corporation(15)	Medical Devices & Equipment	Warrant	Preferred Series E	455,539	370	411
Micell Technologies, Inc.	Medical Devices & Equipment	Warrant	Preferred Series D-2	84,955	262	150
NetBio, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	7,841	408	56
NinePoint Medical, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	82
Optiscan Biomedical, Corp.(6)(15)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	1,252	86
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Warrant	Preferred Series A	500,000	402	430
Quanterix Corporation(4)	Medical Devices & Equipment	Warrant	Common Stock	66,039	205	536
Sebacia, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series D	778,301	133	127
SonaCare Medical, LLC (p.k.a. US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	6,464	188	—
Strata Skin Sciences, Inc. (p.k.a. MELA Sciences, Inc.)(4)	Medical Devices & Equipment	Warrant	Common Stock	13,864	401	—
Tela Bio, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series B	387,930	62	153
ViewRay, Inc.(4)(15)	Medical Devices & Equipment	Warrant	Common Stock	128,231	333	414

Subtotal: Medical Devices & Equipment (0.39%)*					6,492	3,296

Semiconductors
Achronix Semiconductor Corporation(15)	Semiconductors	Warrant	Preferred Series C	360,000	160	308
	Semiconductors	Warrant	Preferred Series D-2	750,000	99	519

Total Achronix Semiconductor Corporation				1,110,000	259	827
Aquantia Corp.(4)	Semiconductors	Warrant	Common Stock	19,683	4	11
Avnera Corporation	Semiconductors	Warrant	Preferred Series E	141,567	46	195

Subtotal: Semiconductors (0.12%)*					309	1,033

Software
Actifio, Inc.	Software	Warrant	Common Stock	73,584	249	84
	Software	Warrant	Preferred Series F	31,673	343	79

Total Actifio, Inc.				105,257	592	163
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	188	—

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
CareCloud Corporation(15)	Software	Warrant	Preferred Series B	413,433	$258	$113
Clickfox, Inc.(15)	Software	Warrant	Preferred Series B	1,038,563	330	129
	Software	Warrant	Preferred Series C	592,019	730	179
	Software	Warrant	Preferred Series C-A	2,218,214	230	4,458

Total Clickfox, Inc.				3,848,796	1,290	4,766
DNAnexus, Inc.	Software	Warrant	Preferred Series C	909,091	97	97
Evernote Corporation(15)	Software	Warrant	Common Stock	62,500	106	175
Fuze, Inc.(15)	Software	Warrant	Preferred Series F	256,158	89	53
Mattersight Corporation(4)	Software	Warrant	Common Stock	357,143	538	168
Message Systems, Inc.(15)	Software	Warrant	Preferred Series C	503,718	334	639
Mobile Posse, Inc.(15)	Software	Warrant	Preferred Series C	396,430	130	353
Neos, Inc.(15)	Software	Warrant	Common Stock	221,150	22	—
NewVoiceMedia Limited(5)(10)	Software	Warrant	Preferred Series E	225,586	33	190
OneLogin, Inc.(15)	Software	Warrant	Common Stock	228,972	150	227
PerfectServe, Inc.	Software	Warrant	Preferred Series C	129,073	720	720
Poplicus, Inc.	Software	Warrant	Common Stock	132,168	—	—
Quid, Inc.(15)	Software	Warrant	Preferred Series D	71,576	1	7
RapidMiner, Inc.	Software	Warrant	Preferred Series C-1	4,982	23	23
RedSeal Inc.(15)	Software	Warrant	Preferred Series C-Prime	640,603	66	44
Signpost, Inc.	Software	Warrant	Preferred Series C	324,005	314	106
Wrike, Inc.	Software	Warrant	Common Stock	698,760	462	1,040

Subtotal: Software (1.06%)*					5,413	8,884

Specialty Pharmaceuticals
Alimera Sciences, Inc.(4)	Specialty Pharmaceuticals	Warrant	Common Stock	1,717,709	861	488

Subtotal: Specialty Pharmaceuticals (0.06%)*					861	488

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Warrant	Preferred Series C	180,480	75	15
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	291

Total Gynesonics, Inc.				1,756,445	395	306
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	225	16
	Surgical Devices	Warrant	Preferred Series D	175,000	100	429
	Surgical Devices	Warrant	Preferred Series F	50,544	38	60

Total Transmedics, Inc.				265,980	363	505

Subtotal: Surgical Devices (0.10%)*					758	811

Sustainable and Renewable Technology
Agrivida, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series D	471,327	120	88
Alphabet Energy, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series 1B	13,667	82	—
American Superconductor Corporation(4)	Sustainable and Renewable Technology	Warrant	Common Stock	58,823	39	7
Brightsource Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 1	116,666	104	—
Calera, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	44,529	513	—
EcoMotors, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series B	437,500	308	—
Fluidic, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series D	61,804	102	—

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(3)	Value(4)
Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)	Sustainable and Renewable Technology	Warrant	Common Stock	530,811	$181	$—
	Sustainable and Renewable Technology	Warrant	Preferred Series 2-A	6,229	50	—

Total Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)				537,040	231	—
Fulcrum Bioenergy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series C-1	280,897	275	357
GreatPoint Energy, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series D-1	393,212	548	—
Kinestral Technologies, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series A	325,000	155	155
	Sustainable and Renewable Technology	Warrant	Preferred Series B	131,883	63	63

Total Kinestral Technologies, Inc.				456,883	218	218
Polyera Corporation(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	311,609	338	—
Proterra, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 4	477,517	41	599
Rive Technology, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series E	234,477	12	8
Stion Corporation(6)	Sustainable and Renewable Technology	Warrant	Preferred Series Seed	2,154	1,378	—
TAS Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series AA	428,571	299	—
Tendril Networks	Sustainable and Renewable Technology	Warrant	Preferred Series 3-A	1,019,793	189	—

Subtotal: Sustainable and Renewable Technology (0.15%)*					4,797	1,277

Total: Warrant Investments (4.38%)*					43,578	36,869

Total Investments in Securities (183.39%)*					$1,619,829	$1,542,214

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Interest rate PRIME represents 4.50% at December 31, 2017. Daily LIBOR, 1-month LIBOR, 3-month LIBOR and 12-month LIBOR represent 1.44%, 1.57%, 1.69% and 2.11%, respectively, at December 31, 2017.
(3)

Gross unrealized appreciation, gross unrealized depreciation, and net unrealized depreciation for federal income tax purposes totaled $32.5 million, $119.7 million and $87.2 million respectively. The tax cost of investments is $1.6 billion.

(4)

Except for warrants in 43 publicly traded companies and common stock in 20 publicly traded companies, all investments are restricted at December 31, 2017 and were valued at fair value using Level 3 significant unobservable inputs as determined in good faith by the Company’s board of directors (the “Board of Directors”). No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.

(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)

Affiliate investment as defined under the Investment Company Act of 1940, as amended, (the “1940 Act”) in which Hercules owns at least 5% but generally less than 25% of the company’s voting securities.

(7)	Control investment as defined under the 1940 Act in which Hercules owns at least 25% of the company’s voting securities or has greater than 50% representation on its board.
(8)

Debt is on non-accrual status at December 31, 2017, and is therefore considered non-income producing. Note that at December 31, 2017, only the $11.0 million PIK, or payment-in-kind, loan is on non-accrual for the Company’s debt investment in Tectura Corporation.

(9)	Denotes that all or a portion of the debt investment is convertible debt.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(dollars in thousands)

(10)

Indicates assets that the Company deems not “qualifying assets” under section 55(a) of 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.

(11)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitization (as defined in Note 4).
(12)	Denotes that all or a portion of the debt investment is pledged as collateral under the Wells Facility (as defined in Note 4).
(13)	Denotes that all or a portion of the debt investment is pledged as collateral under the Union Bank Facility (as defined in Note 4).
(14)	Denotes that all or a portion of the debt investment principal includes accumulated PIK interest and is net of repayments.
(15)

Denotes that all or a portion of the investment in this portfolio company is held by Hercules Technology II, L.P., or HT II, or Hercules Technology III, L.P., or HT III, the Company’s wholly owned small business investment companies, or SBIC, subsidiaries.

(16)	Denotes that the fair value of the Company’s total investments in this portfolio company represent greater than 5% of the Company’s total assets at December 31, 2017.
(17)	Denotes that there is an unfunded contractual commitment available at the request of this portfolio company at December 31, 2017. Refer to Note 10.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Debt Investments
Biotechnology Tools
1-5 Years Maturity
Exicure, Inc.(11)(14A)	Biotechnology Tools	Senior Secured	September 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%	$6,000	$5,971	$6,035

Subtotal: 1-5 Years Maturity						5,971	6,035

Subtotal: Biotechnology Tools (0.77%)*						5,971	6,035

Communications & Networking
Under 1 Year Maturity
Achilles Technology Management Co II, Inc.(6)(13)(14B)	Communications & Networking	Senior Secured	August 2017	PIK Interest 10.50%	$1,278	1,304	1,304
OpenPeak, Inc.(7)	Communications & Networking	Senior Secured	April 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$12,211	8,975	—

Subtotal: Under 1 Year Maturity						10,279	1,304

1-5 Years Maturity
Avanti Communications Group(4)(9)	Communications & Networking	Senior Secured	October 2019	Interest rate FIXED 10.00%	$8,025	7,212	4,825
SkyCross, Inc.(6)(7)(13)(14B)(15)	Communications & Networking	Senior Secured	January 2018	Interest rate FIXED 10.95%, PIK Interest 5.00%	$16,758	16,900	—
Spring Mobile Solutions, Inc.(12)(14B)	Communications & Networking	Senior Secured	January 2019	Interest rate PRIME + 6.70% or Floor rate of 9.95%	$3,000	3,038	3,044

Subtotal: 1-5 Years Maturity						27,150	7,869

Subtotal: Communications & Networking (1.16%)*						37,429	9,173

Consumer & Business Products
1-5 Years Maturity
Antenna79 (p.k.a. Pong Research Corporation)(14A)(15)	Consumer & Business Products	Senior Secured	December 2019	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$20,000	19,837	19,837
	Consumer & Business Products	Senior Secured	December 2018	Interest rate PRIME + 6.00% or Floor rate of 9.50%	$1,000	965	965

Total Antenna79 (p.k.a. Pong Research Corporation)					$21,000	20,802	20,802
Nasty Gal(14B)(15)	Consumer & Business Products	Senior Secured	May 2019	Interest rate PRIME + 5.45% or Floor rate of 8.95%	$13,241	13,148	13,148
Second Time Around (Simplify Holdings, LLC)(14A)(15)	Consumer & Business Products	Senior Secured	February 2019	Interest rate PRIME + 7.25% or Floor rate of 10.75%	$2,280	2,302	2,283

Subtotal: 1-5 Years Maturity						36,252	36,233

Subtotal: Consumer & Business Products (4.60%)*						36,252	36,233

Drug Delivery
Under 1 Year Maturity
AcelRx Pharmaceuticals, Inc.(9)(10)(14A)(15)	Drug Delivery	Senior Secured	October 2017	Interest rate PRIME + 3.85% or Floor rate of 9.10%	$20,466	21,151	21,151
Celsion Corporation(10)(14A)	Drug Delivery	Senior Secured	June 2017	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$2,246	2,575	2,575

Subtotal: Under 1 Year Maturity						23,726	23,726

1-5 Years Maturity
Agile Therapeutics, Inc.(10)(14A)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 4.75% or Floor rate of 9.00%	$16,500	16,524	16,434
Aprecia Pharmaceuticals Company(11)(14A)	Drug Delivery	Senior Secured	January 2020	Interest rate PRIME + 5.75% or Floor rate of 9.25%	$20,000	19,700	19,706
BioQ Pharma Incorporated(10)(14A)(14B)	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.25%	$8,231	8,636	8,577
	Drug Delivery	Senior Secured	May 2018	Interest rate PRIME + 7.00% or Floor rate of 10.25%	$2,464	2,511	2,509

Total BioQ Pharma Incorporated					$10,695	11,147	11,086

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Edge Therapeutics, Inc.(11)(14A)(17)	Drug Delivery	Senior Secured	February 2020	Interest rate PRIME + 4.65% or Floor rate of 9.15%	$15,000	$15,004	$15,045
Pulmatrix Inc.(8)(10)(14A)	Drug Delivery	Senior Secured	July 2018	Interest rate PRIME + 6.25% or Floor rate of 9.50%	$5,954	6,022	6,013
ZP Opco, Inc (p.k.a. Zosano Pharma)(10)(14A)	Drug Delivery	Senior Secured	December 2018	Interest rate PRIME + 2.70% or Floor rate of 7.95%	$12,123	12,325	12,238

Subtotal: 1-5 Years Maturity						80,722	80,522

Subtotal: Drug Delivery (13.23%)*						104,448	104,248

Drug Discovery & Development
Under 1 Year Maturity
Cerecor, Inc.(11)(14A)	Drug Discovery & Development	Senior Secured	August 2017	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$2,374	2,499	2,499
Neuralstem, Inc.(14A)(15)	Drug Discovery & Development	Senior Secured	April 2017	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$3,766	3,996	3,996

Subtotal: Under 1 Year Maturity						6,495	6,495

1-5 Years Maturity
Auris Medical Holding, AG(4)(9)(14B)	Drug Discovery & Development	Senior Secured	January 2020	Interest rate PRIME + 6.05% or Floor rate of 9.55%	$12,500	12,317	12,326
Aveo Pharmaceuticals, Inc.(9)(12)(14A)(14B)	Drug Discovery & Development	Senior Secured	December 2019	Interest rate PRIME + 6.90% or Floor rate of 11.90%	$10,000	10,269	10,218
	Drug Discovery & Development	Senior Secured	December 2019	Interest rate PRIME + 6.90% or Floor rate of 11.90%	$5,000	4,926	4,918

Total Aveo Pharmaceuticals, Inc.					$15,000	15,195	15,136
Bellicum Pharmaceuticals, Inc.(14A)(14B)(15)	Drug Discovery & Development	Senior Secured	March 2020	Interest rate PRIME + 5.85% or Floor rate of 9.35%	$15,000	15,212	15,387
	Drug Discovery & Development	Senior Secured	March 2020	Interest rate PRIME + 5.85% or Floor rate of 9.35%	$5,000	4,981	5,049

Total Bellicum Pharmaceuticals, Inc.					$20,000	20,193	20,436
Brickell Biotech, Inc.(11)(14B)	Drug Discovery & Development	Senior Secured	September 2019	Interest rate PRIME + 5.70% or Floor rate of 9.20%	$7,500	7,521	7,560
Cerulean Pharma, Inc.(12)(14B)	Drug Discovery & Development	Senior Secured	July 2018	Interest rate PRIME + 1.55% or Floor rate of 7.30%	$13,078	13,994	13,908
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(10)(14A)	Drug Discovery & Development	Senior Secured	December 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%	$19,548	19,276	19,372
CytRx Corporation(10)(14B)(15)	Drug Discovery & Development	Senior Secured	February 2020	Interest rate PRIME + 6.00% or Floor rate of 9.50%	$25,000	25,086	25,166
Epirus Biopharmaceuticals, Inc.(7)(14A)	Drug Discovery & Development	Senior Secured	April 2018	Interest rate PRIME + 4.70% or Floor rate of 7.95%	$3,066	3,349	—
Genocea Biosciences, Inc.(10)(14A)	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 2.25% or Floor rate of 7.25%	$17,000	17,313	17,376
Immune Pharmaceuticals(10)(14B)	Drug Discovery & Development	Senior Secured	September 2018	Interest rate PRIME + 4.75% or Floor rate of 10.00%	$3,271	3,350	2,693
Insmed, Incorporated(10)(14A)	Drug Discovery & Development	Senior Secured	October 2020	Interest rate PRIME + 4.75% or Floor rate of 9.25%	$55,000	54,695	54,559
Mast Therapeutics, Inc.(14A)(15)	Drug Discovery & Development	Senior Secured	January 2019	Interest rate PRIME + 5.70% or Floor rate of 8.95%	$3,347	3,921	3,923
Melinta Therapeutics(12)(14A)	Drug Discovery & Development	Senior Secured	June 2018	Interest rate PRIME + 3.75% or Floor rate of 8.25%	$24,502	25,001	24,945
Merrimack Pharmaceuticals, Inc.(9)	Drug Discovery & Development	Senior Secured	December 2022	Interest rate FIXED 11.50%	$25,000	25,000	25,000
Metuchen Pharmaceuticals LLC(13)(14A)	Drug Discovery & Development	Senior Secured	October 2020	Interest rate PRIME + 7.25% or Floor rate of 10.75%, PIK Interest 1.35%	$35,081	34,541	34,541

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(14A)(15)	Drug Discovery & Development	Senior Secured	September 2020	Interest rate PRIME + 2.75% or Floor rate of 8.50%	$40,000	$39,388	$39,504
PhaseRx, Inc.(14B)(15)	Drug Discovery & Development	Senior Secured	December 2019	Interest rate PRIME + 5.75% or Floor rate of 9.25%	$6,000	5,921	5,945
Sorrento Therapeutics, Inc.(9)(14B)	Drug Discovery & Development	Senior Secured	December 2020	Interest rate PRIME + 5.75% or Floor rate of 9.25%	$50,000	48,069	48,069
uniQure B.V.(4)(9)(10)(14B)	Drug Discovery & Development	Senior Secured	May 2020	Interest rate PRIME + 3.00% or Floor rate of 8.25%	$20,000	20,133	20,081
XOMA Corporation(9)(14B)(15)	Drug Discovery & Development	Senior Secured	September 2018	Interest rate PRIME + 2.15% or Floor rate of 9.40%	$16,380	16,970	16,901

Subtotal: 1-5 Years Maturity						411,233	407,441

Subtotal: Drug Discovery & Development (52.53%)*						417,728	413,936

Electronics & Computer Hardware
1-5 Years Maturity
Persimmon Technologies(11)(13)(14B)	Electronics & Computer Hardware	Senior Secured	June 2019	Interest rate PRIME + 7.50% or Floor rate of 11.00%, PIK Interest 1.50%	$7,012	7,096	7,134

Subtotal: 1-5 Years Maturity						7,096	7,134

Subtotal: Electronics & Computer Hardware (0.91%)*						7,096	7,134

Healthcare Services, Other
1-5 Years Maturity
InstaMed Communications, LLC(14B)(15)	Healthcare Services, Other	Senior Secured	February 2019	Interest rate PRIME + 6.75% or Floor rate of 10.00%	$10,000	10,125	10,261
PH Group Holdings	Healthcare Services, Other	Senior Secured	September 2020	Interest rate PRIME + 7.45% or Floor rate of 10.95%	$20,000	19,802	19,802

Subtotal: 1-5 Years Maturity						29,927	30,063

Subtotal: Healthcare Services, Other (3.82%)*						29,927	30,063

Internet Consumer & Business Services
1-5 Years Maturity
Aria Systems, Inc.(10)(13)	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 3.20% or Floor rate of 6.95%, PIK Interest 1.95%	$2,061	2,045	1,728
	Internet Consumer & Business Services	Senior Secured	June 2019	Interest rate PRIME + 5.20% or Floor rate of 8.95%, PIK Interest 1.95%	$18,463	18,307	15,467

Total Aria Systems, Inc.					$20,524	20,352	17,195
CloudOne, Inc.(10)(14B)	Internet Consumer & Business Services	Senior Secured	April 2019	Interest rate PRIME + 6.35% or Floor rate of 9.85%	$5,000	5,091	5,138
Intent Media, Inc.(13)(14A)(15)	Internet Consumer & Business Services	Senior Secured	December 2018	Interest rate PRIME + 5.25% or Floor rate of 8.75%, PIK Interest 1.00%	$5,000	4,851	4,851
LogicSource(14B)(15)	Internet Consumer & Business Services	Senior Secured	October 2019	Interest rate PRIME + 6.25% or Floor rate of 9.75%	$8,500	8,533	8,649
Snagajob.com, Inc.(12)(13)(14A)	Internet Consumer & Business Services	Senior Secured	July 2020	Interest rate PRIME + 5.15% or Floor rate of 9.15%, PIK Interest 1.95%	$35,293	34,517	35,067
Tectura Corporation(7)(8)(13)	Internet Consumer & Business Services	Senior Secured	June 2021	Interest rate FIXED 6.00%, PIK Interest 3.00%	$19,691	19,691	19,691
	Internet Consumer & Business Services	Senior Secured	June 2021	PIK Interest 8.00%	$11,015	240	—

Total Tectura Corporation					$30,706	19,931	19,691

Subtotal: 1-5 Years Maturity						93,275	90,591

Subtotal: Internet Consumer & Business Services (11.50%)*						93,275	90,591

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)

Media/Content/Info

1-5 Years Maturity
FanDuel, Inc.(14B)	Media/Content/Info	Senior Secured	November 2019	Interest rate PRIME + 7.25% or Floor rate of 10.75%	$20,000	$19,352	$19,352
Machine Zone, Inc.(13)(16)	Media/Content/Info	Senior Secured	May 2018	Interest rate PRIME + 2.50% or Floor rate of 6.75%, PIK Interest 3.00%	$103,785	102,444	103,083
WP Technology, Inc. (Wattpad, Inc.)(4)(9)(11)(14B)(17)	Media/Content/Info	Senior Secured	April 2020	Interest rate PRIME + 4.75% or Floor rate of 8.25%	$5,000	5,029	5,099
	Media/Content/Info	Senior Secured	April 2020	Interest rate PRIME + 4.75% or Floor rate of 8.25%	$2,500	2,471	2,510

Total WP Technology, Inc. (Wattpad, Inc.)					$7,500	7,500	7,609

Subtotal: 1-5 Years Maturity						129,296	130,044

Subtotal: Media/Content/Info (16.50%)*						129,296	130,044

Medical Devices & Equipment
Under 1 Year Maturity
InspireMD, Inc.(4)(9)(14B)	Medical Devices & Equipment	Senior Secured	June 2017	Interest rate PRIME + 5.00% or Floor rate of 10.50%	$2,237	2,743	2,743

Subtotal: Under 1 Year Maturity						2,743	2,743

1-5 Years Maturity
Amedica Corporation(8)(14B)(15)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.70% or Floor rate of 10.95%	$7,417	8,816	8,715
Aspire Bariatrics, Inc.(14B)(15)	Medical Devices & Equipment	Senior Secured	October 2018	Interest rate PRIME + 4.00% or Floor rate of 9.25%	$5,295	5,400	5,368
Avedro, Inc.(14A)(15)	Medical Devices & Equipment	Senior Secured	June 2018	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$9,777	9,975	9,982
Flowonix Medical Incorporated(12)(14B)	Medical Devices & Equipment	Senior Secured	May 2018	Interest rate PRIME + 4.75% or Floor rate of 10.00%	$10,905	11,340	11,275
	Medical Devices & Equipment	Senior Secured	March 2019	Interest rate PRIME + 6.50% or Floor rate of 10.00%	$4,255	4,243	4,214

Total Flowonix Medical Incorporated					$15,160	15,583	15,489
Gamma Medica, Inc.(10)(14B)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 6.50% or Floor rate of 9.75%	$2,500	2,650	2,645
IntegenX, Inc.(14B)(15)	Medical Devices & Equipment	Senior Secured	June 2019	Interest rate PRIME + 6.05% or Floor rate of 10.05%	$15,000	15,068	15,168
	Medical Devices & Equipment	Senior Secured	June 2019	Interest rate PRIME + 6.05% or Floor rate of 10.05%	$1,750	1,694	1,730

Total IntegenX, Inc.					$16,750	16,762	16,898
Micell Technologies, Inc.(11)(14B)	Medical Devices & Equipment	Senior Secured	August 2019	Interest rate PRIME + 7.25% or Floor rate of 10.50%	$8,277	8,255	8,321
Quanta Fluid Solutions(4)(9)(10)(14B)	Medical Devices & Equipment	Senior Secured	April 2020	Interest rate PRIME + 8.05% or Floor rate of 11.55%	$12,500	12,547	12,500
Quanterix Corporation(10)(14A)	Medical Devices & Equipment	Senior Secured	February 2018	Interest rate PRIME + 2.75% or Floor rate of 8.00%	$9,964	10,276	10,316
SynergEyes, Inc.(14B)(15)	Medical Devices & Equipment	Senior Secured	January 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$2,347	2,762	2,719

Subtotal: 1-5 Years Maturity						93,026	92,953

Subtotal: Medical Devices & Equipment (12.15%)*						95,769	95,696

Semiconductors
Under 1 Year Maturity
Achronix Semiconductor Corporation(14B)(15)(17)	Semiconductors	Senior Secured	November 2017	Interest rate PRIME + 7.00% or Floor rate of 10.50%	$1,682	1,682	1,682

Subtotal: Under 1 Year Maturity						1,682	1,682

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
1-5 Years Maturity
Achronix Semiconductor Corporation(14B)(15)(17)	Semiconductors	Senior Secured	July 2018	Interest rate PRIME + 8.25% or Floor rate of 11.50%	$3,341	$3,546	$3,530
Avnera Corporation(10)(14A)	Semiconductors	Senior Secured	April 2018	Interest rate PRIME + 5.25% or Floor rate of 8.50%	$5,577	5,699	5,816

Subtotal: 1-5 Years Maturity						9,245	9,346

Subtotal: Semiconductors (1.40%)*						10,927	11,028

Software
Under 1 Year Maturity
JumpStart Games, Inc. (p.k.a Knowledge Holdings, Inc.)(7)(13)(14C)(15)(18)	Software	Senior Secured	October 2016	Interest rate FIXED 5.75%, PIK Interest 10.75%	$1,566	1,698	730
RedSeal Inc.(15)(17)	Software	Senior Secured	June 2017	Interest rate PRIME + 3.25% or Floor rate of 6.50%	$2,635	2,635	2,635

Subtotal: Under 1 Year Maturity						4,333	3,365

1-5 Years Maturity
Actifio, Inc.(13)(14A)	Software	Senior Secured	January 2019	Interest rate PRIME + 4.25% or Floor rate of 8.25%, PIK Interest 2.25%	$30,961	30,830	30,918
	Software	Senior Secured	January 2019	Interest rate PRIME + 4.75% or Floor rate of 8.75%, PIK Interest 2.50%	$10,171	9,929	10,036

Total Actifio, Inc.					$41,132	40,759	40,954
Clickfox, Inc.(12)(14C)	Software	Senior Secured	May 2018	Interest rate PRIME + 8.00% or Floor rate of 11.50%	$12,000	12,261	12,273
Cloud Technology Partners, Inc.(14A)	Software	Senior Secured	June 2018	Interest rate PRIME + 3.05% or Floor rate of 7.05%	$3,000	2,966	2,966
	Software	Senior Secured	December 2019	Interest rate PRIME + 5.75% or Floor rate of 9.75%	$10,000	9,863	9,863

Total Cloud Technology Partners, Inc.					$13,000	12,829	12,829
Druva, Inc.(10)(12)(14B)(17)	Software	Senior Secured	March 2018	Interest rate PRIME + 4.60% or Floor rate of 7.85%	$9,157	9,604	9,613
	Software	Senior Secured	May 2018	Interest rate PRIME + 4.60% or Floor rate of 7.85%	$10,000	10,066	10,141

Total Druva, Inc.					$19,157	19,670	19,754
Evernote Corporation(15)(17)	Software	Senior Secured	October 2020	Interest rate PRIME + 5.45% or Floor rate of 8.95%	$6,000	5,961	5,961
Lithium Technologies, Inc.(13)(14A)(15)(19)	Software	Senior Secured	June 2020	Interest rate PRIME + 6.45% or Floor rate of 9.95%, PIK Interest 1.80%	$25,019	24,999	24,999
JumpStart Games, Inc. (p.k.a Knowledge Holdings, Inc.)(7)(13)(14A)(15)	Software	Senior Secured	March 2018	Interest rate FIXED 5.75%, PIK Interest 10.75%	$13,000	12,747	5,477
Mattersight Corporation(11)(13)	Software	Senior Secured	February 2020	Interest rate PRIME + 6.25% or Floor rate of 9.75%, PIK Interest 2.15%	$22,664	22,023	22,280
OneLogin, Inc.(13)(15)	Software	Senior Secured	August 2019	Interest rate PRIME + 6.45% or Floor rate of 9.95%, PIK Interest 3.25%	$15,369	15,249	15,488
Quid, Inc.(13)(14A)(15)	Software	Senior Secured	October 2019	Interest rate PRIME + 4.75% or Floor rate of 8.25%, PIK Interest 2.25%	$8,116	8,126	8,220

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
RedSeal Inc.(14A)(15)(17)	Software	Senior Secured	June 2018	Interest rate PRIME + 7.75% or Floor rate of 11.00%	$5,000	$5,120	$5,107
	Software	Senior Secured	January 2020	Interest rate PRIME + 7.75% or Floor rate of 11.25%	$5,000	4,880	4,880

Total RedSeal Inc.					$10,000	10,000	9,987
Signpost, Inc.(13)(14A)(15)	Software	Senior Secured	February 2020	Interest rate PRIME + 4.15% or Floor rate of 8.15%, PIK Interest 1.75%	$15,237	15,022	15,190

Subtotal: 1-5 Years Maturity						199,646	193,412

Subtotal: Software (24.97%)*						203,979	196,777

Specialty Pharmaceuticals
1-5 Years Maturity
Alimera Sciences, Inc.(10)(13)(14A)	Specialty Pharmaceuticals	Senior Secured	November 2020	Interest rate PRIME + 7.50% or Floor rate of 11.00%, PIK Interest 1.00%	$35,041	34,606	34,798
Jaguar Animal Health, Inc.(10)(14B)	Specialty Pharmaceuticals	Senior Secured	August 2018	Interest rate PRIME + 5.65% or Floor rate of 9.90%	$3,511	3,803	3,725

Subtotal: 1-5 Years Maturity						38,409	38,523

Subtotal: Specialty Pharmaceuticals (4.89%)*						38,409	38,523

Surgical Devices
1-5 Years Maturity
Transmedics, Inc.(12)(14B)	Surgical Devices	Senior Secured	February 2020	Interest rate PRIME + 5.30% or Floor rate of 9.55%	$8,500	8,497	8,529

Subtotal: 1-5 Years Maturity						8,497	8,529

Subtotal: Surgical Devices (1.08%)*						8,497	8,529

Sustainable and Renewable Technology
Under 1 Year Maturity
American Superconductor Corporation(10)(14B)	Sustainable and Renewable Technology	Senior Secured	June 2017	Interest rate PRIME + 7.25% or Floor rate of 11.00%	$1,500	1,550	1,550
Modumetal, Inc.(11)(14C)(14D)	Sustainable and Renewable Technology	Senior Secured	March 2017	Interest rate PRIME + 8.70% or Floor rate of 11.95%	$376	882	882
	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 6.00% or Floor rate of 9.25%	$3,370	4,115	4,115

Total Modumetal, Inc.					$3,746	4,997	4,997
Stion Corporation(5)(14A)	Sustainable and Renewable Technology	Senior Secured	February 2017	Interest rate PRIME + 8.75% or Floor rate of 12.00%	$333	333	333
Sungevity, Inc.(12)(14D)	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 3.70% or Floor rate of 6.95%	$35,000	39,834	29,709
	Sustainable and Renewable Technology	Senior Secured	October 2017	Interest rate PRIME + 3.70% or Floor rate of 6.95%	$20,000	20,000	14,917

Total Sungevity, Inc.					$55,000	59,834	44,626

Subtotal: Under 1 Year Maturity						66,714	51,506

1-5 Years Maturity
FuelCell Energy, Inc.(11)(14B)	Sustainable and Renewable Technology	Senior Secured	October 2018	Interest rate PRIME + 5.50% or Floor rate of 9.50%	$20,000	20,488	20,707
Proterra, Inc.(10)(14A)(14B)	Sustainable and Renewable Technology	Senior Secured	June 2019	Interest rate PRIME + 6.95% or Floor rate of 10.20%	$30,000	30,670	30,592
	Sustainable and Renewable Technology	Senior Secured	June 2019	Interest rate PRIME + 5.75% or Floor rate of 9.25%	$10,000	9,921	9,916

Total Proterra, Inc.					$40,000	40,591	40,508

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal Amount	Cost(2)	Value(3)
Rive Technology, Inc.(14A)(15)	Sustainable and Renewable Technology	Senior Secured	January 2019	Interest rate PRIME + 6.20% or Floor rate of 9.45%	$7,500	$7,586	$7,650
Tendril Networks(11)(14B)	Sustainable and Renewable Technology	Senior Secured	June 2019	Interest rate FIXED 7.25%	$15,000	15,405	15,324
Verdezyne, Inc.(14B)(15)	Sustainable and Renewable Technology	Senior Secured	April 2019	Interest rate PRIME + 8.25% or Floor rate of 11.75%	$15,000	15,084	15,098

Subtotal: 1-5 Years Maturity						99,154	99,287

Subtotal: Sustainable and Renewable Technology (19.14%)*						165,868	150,793

Total: Debt Investments (168.64%)*						1,384,871	1,328,803

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Equity Investments
Biotechnology Tools
NuGEN Technologies, Inc.(15)	Biotechnology Tools	Equity	Preferred Series C	189,394	$500	$575

Subtotal: Biotechnology Tools (0.07%)*					500	575

Communications & Networking
Achilles Technology Management Co II, Inc.(6)(15)	Communications & Networking	Equity	Common Stock	100	4,000	3,396
GlowPoint, Inc.(3)	Communications & Networking	Equity	Common Stock	114,192	101	31
Peerless Network Holdings, Inc.	Communications & Networking	Equity	Preferred Series A	1,000,000	1,000	4,990

Subtotal: Communications & Networking (1.07%)*					5,101	8,417

Consumer & Business Products
Market Force Information, Inc.	Consumer & Business Products	Equity	Common Stock	480,261	—	279
	Consumer & Business Products	Equity	Preferred Series B-1	187,970	500	273

Total Market Force Information, Inc.				668,231	500	552

Subtotal: Consumer & Business Products (0.07%)*					500	552

Diagnostic
Singulex, Inc.	Diagnostic	Equity	Common Stock	937,998	750	574

Subtotal: Diagnostic (0.07%)*					750	574

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)	Drug Delivery	Equity	Common Stock	54,240	108	141
BioQ Pharma Incorporated(15)	Drug Delivery	Equity	Preferred Series D	165,000	500	542
Edge Therapeutics, Inc.(3)	Drug Delivery	Equity	Common Stock	161,856	1,000	2,023
Merrion Pharmaceuticals, Plc(4)(9)	Drug Delivery	Equity	Common Stock	20,000	9	—
Neos Therapeutics, Inc.(3)(15)	Drug Delivery	Equity	Common Stock	125,000	1,500	731
Revance Therapeutics, Inc.(3)	Drug Delivery	Equity	Common Stock	22,765	557	472

Subtotal: Drug Delivery (0.50%)*					3,674	3,909

Drug Discovery & Development
Aveo Pharmaceuticals, Inc.(3)(9)(15)	Drug Discovery & Development	Equity	Common Stock	426,931	1,060	231
Cerecor, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	119,087	1,000	105
Cerulean Pharma, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	135,501	1,000	96
Dicerna Pharmaceuticals, Inc.(3)(15)	Drug Discovery & Development	Equity	Common Stock	142,858	1,000	411
Dynavax Technologies(3)(9)	Drug Discovery & Development	Equity	Common Stock	20,000	550	79
Epirus Biopharmaceuticals, Inc.	Drug Discovery & Development	Equity	Common Stock	200,000	1,000	—
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Equity	Common Stock	223,463	2,000	921
Inotek Pharmaceuticals Corporation(3)	Drug Discovery & Development	Equity	Common Stock	3,778	1,500	23
Insmed, Incorporated(3)	Drug Discovery & Development	Equity	Common Stock	70,771	1,000	936
Melinta Therapeutics	Drug Discovery & Development	Equity	Preferred Series 4	1,914,448	2,000	2,042

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(3)	Drug Discovery & Development	Equity	Common Stock	76,362	$2,743	$1,175

Subtotal: Drug Discovery & Development (0.76%)*					14,853	6,019

Electronics & Computer Hardware
Identiv, Inc.(3)	Electronics & Computer Hardware	Equity	Common Stock	6,700	34	21

Subtotal: Electronics & Computer Hardware (0.00%)*					34	21

Information Services
DocuSign, Inc.(15)	Information Services	Equity	Common Stock	385,000	6,081	6,081

Subtotal: Information Services (0.77%)*					6,081	6,081

Internet Consumer & Business Services
Blurb, Inc.(15)	Internet Consumer & Business Services	Equity	Preferred Series B	220,653	175	197
Brigade Group, Inc. (p.k.a. Philotic, Inc.)	Internet Consumer & Business Services	Equity	Common Stock	9,023	93	—
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Equity	Preferred Series C	230,030	250	228
	Internet Consumer & Business Services	Equity	Preferred Series D	198,677	250	221

Total Lightspeed POS, Inc.				428,707	500	449
OfferUp, Inc.(15)	Internet Consumer & Business Services	Equity	Preferred Series A	286,080	1,663	1,663
	Internet Consumer & Business Services	Equity	Preferred Series A-1	108,710	632	632

Total OfferUp, Inc.				394,790	2,295	2,295
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Equity	Preferred Series G	218,351	250	431
	Internet Consumer & Business Services	Equity	Preferred Series H	87,802	250	249

Total Oportun (p.k.a. Progress Financial)				306,153	500	680
RazorGator Interactive Group, Inc.	Internet Consumer & Business Services	Equity	Preferred Series AA	34,783	15	34
Tectura Corporation	Internet Consumer & Business Services	Equity	Preferred Series BB	1,000,000	—	—

Subtotal: Internet Consumer & Business Services (0.46%)*					3,578	3,655

Media/Content/Info
Pinterest, Inc.	Media/Content/Info	Equity	Preferred Series Seed	620,000	4,085	4,085

Subtotal: Media/Content/Info (0.52%)*					4,085	4,085

Medical Devices & Equipment
AtriCure, Inc.(3)(15)	Medical Devices & Equipment	Equity	Common Stock	7,536	266	147
Flowonix Medical Incorporated	Medical Devices & Equipment	Equity	Preferred Series AA	221,893	1,500	359
Gelesis, Inc.(15)	Medical Devices & Equipment	Equity	Common Stock	198,202	—	634
	Medical Devices & Equipment	Equity	Preferred Series A-1	191,210	425	687
	Medical Devices & Equipment	Equity	Preferred Series A-2	191,626	500	650

Total Gelesis, Inc.				581,038	925	1,971

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Medrobotics Corporation(15)	Medical Devices & Equipment	Equity	Preferred Series E	136,798	$250	$216
	Medical Devices & Equipment	Equity	Preferred Series F	73,971	155	188
	Medical Devices & Equipment	Equity	Preferred Series G	163,934	500	514

Total Medrobotics Corporation				374,703	905	918
Optiscan Biomedical, Corp.(5)(15)	Medical Devices & Equipment	Equity	Preferred Series B	6,185,567	3,000	292
	Medical Devices & Equipment	Equity	Preferred Series C	1,927,309	655	85
	Medical Devices & Equipment	Equity	Preferred Series D	55,103,923	5,257	3,014
	Medical Devices & Equipment	Equity	Preferred Series E	13,573,546	1,136	1,138

Total Optiscan Biomedical, Corp.				76,790,345	10,048	4,529
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Equity	Preferred Series B	232,061	527	548
Quanterix Corporation	Medical Devices & Equipment	Equity	Preferred Series D	272,479	1,000	1,086

Subtotal: Medical Devices & Equipment (1.21%)*					15,171	9,558

Software
Box, Inc.(3)	Software	Equity	Common Stock	611,442	4,709	8,475
CapLinked, Inc.	Software	Equity	Preferred Series A-3	53,614	51	86
Druva, Inc.	Software	Equity	Preferred Series 2	458,841	1,000	1,288
ForeScout Technologies, Inc.	Software	Equity	Preferred Series D	319,099	398	1,725
	Software	Equity	Preferred Series E	80,587	131	440

Total ForeScout Technologies, Inc.				399,686	529	2,165
HighRoads, Inc.	Software	Equity	Common Stock	190	307	—
NewVoiceMedia Limited(4)(9)	Software	Equity	Preferred Series E	669,173	963	1,025
Palantir Technologies	Software	Equity	Preferred Series E	727,696	5,431	5,431
WildTangent, Inc.(15)	Software	Equity	Preferred Series 3	100,000	402	148

Subtotal: Software (2.36%)*					13,392	18,618

Specialty Pharmaceuticals
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Equity	Preferred Series E	241,829	750	—
	Specialty Pharmaceuticals	Equity	Preferred Series E-1	26,955	—	—
	Specialty Pharmaceuticals	Equity	Preferred Series G	4,667,636	—	—

Total QuatRx Pharmaceuticals Company				4,936,420	750	—

Subtotal: Specialty Pharmaceuticals (0.00%)*					750	—

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Equity	Preferred Series B	219,298	250	37
	Surgical Devices	Equity	Preferred Series C	656,538	282	52
	Surgical Devices	Equity	Preferred Series D	1,991,157	712	671
	Surgical Devices	Equity	Preferred Series E	2,786,367	429	450

Total Gynesonics, Inc.				5,653,360	1,673	1,210
Transmedics, Inc.	Surgical Devices	Equity	Preferred Series B	88,961	1,100	357
	Surgical Devices	Equity	Preferred Series C	119,999	300	291
	Surgical Devices	Equity	Preferred Series D	260,000	650	912
	Surgical Devices	Equity	Preferred Series F	100,200	500	523

Total Transmedics, Inc.				569,160	2,550	2,083

Subtotal: Surgical Devices (0.42%)*					4,223	3,293

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Sustainable and Renewable Technology
Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)	Sustainable and Renewable Technology	Equity	Common Stock	19,250	$761	$—
Glori Energy, Inc.(3)	Sustainable and Renewable Technology	Equity	Common Stock	18,208	165	1
Modumetal, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series C	3,107,520	500	533
Proterra, Inc.	Sustainable and Renewable Technology	Equity	Preferred Series 5	99,280	500	512
Sungevity, Inc.(15)	Sustainable and Renewable Technology	Equity	Preferred Series D	68,807,339	6,750	—
TPI Composites, Inc.(3)	Sustainable and Renewable Technology	Equity	Common Stock	78,018	273	1,251

Subtotal: Sustainable and Renewable Technology (0.29%)*					8,949	2,297

Total: Equity Investments (8.59%)*					81,641	67,654

Warrant Investments
Biotechnology Tools
Exicure, Inc.	Biotechnology Tools	Warrant	Preferred Series C	104,348	107	181
Labcyte, Inc.(15)	Biotechnology Tools	Warrant	Preferred Series C	1,127,624	323	409

Subtotal: Biotechnology Tools (0.07%)*					430	590

Communications & Networking
Intelepeer, Inc.(15)	Communications & Networking	Warrant	Common Stock	117,958	102	—
OpenPeak, Inc.	Communications & Networking	Warrant	Common Stock	108,982	149	—
PeerApp, Inc.	Communications & Networking	Warrant	Preferred Series B	298,779	61	14
Peerless Network Holdings, Inc.	Communications & Networking	Warrant	Preferred Series A	135,000	95	415
SkyCross, Inc.(6)(15)	Communications & Networking	Warrant	Preferred Series F	9,762,777	394	—
Spring Mobile Solutions, Inc.	Communications & Networking	Warrant	Common Stock	2,834,375	418	—

Subtotal: Communications & Networking (0.05%)*					1,219	429

Consumer & Business Products
Antenna79 (p.k.a. Pong Research Corporation)(15)	Consumer & Business Products	Warrant	Common Stock	1,662,441	228	—
Intelligent Beauty, Inc.(15)	Consumer & Business Products	Warrant	Preferred Series B	190,234	230	354
IronPlanet, Inc.	Consumer & Business Products	Warrant	Preferred Series D	1,155,821	1,076	5,574
Nasty Gal(15)	Consumer & Business Products	Warrant	Preferred Series C	845,194	23	—
The Neat Company(15)	Consumer & Business Products	Warrant	Preferred Series C-1	540,540	365	—

Subtotal: Consumer & Business Products (0.75%)*					1,922	5,928

Drug Delivery
AcelRx Pharmaceuticals, Inc.(3)(9)(15)	Drug Delivery	Warrant	Common Stock	176,730	785	92
Agile Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	180,274	730	269
Aprecia Pharmaceuticals Company	Drug Delivery	Warrant	Preferred Series A-1	735,981	366	242
BIND Therapeutics, Inc.(15)	Drug Delivery	Warrant	Common Stock	152,586	488	—
BioQ Pharma Incorporated	Drug Delivery	Warrant	Common Stock	459,183	1	264
Celsion Corporation(3)	Drug Delivery	Warrant	Common Stock	194,986	428	—
Dance Biopharm, Inc.(15)	Drug Delivery	Warrant	Common Stock	110,882	74	—

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Edge Therapeutics, Inc.(3)	Drug Delivery	Warrant	Common Stock	78,595	$390	$402
Kaleo, Inc. (p.k.a. Intelliject, Inc.)	Drug Delivery	Warrant	Preferred Series B	82,500	594	391
Neos Therapeutics, Inc.(3)(15)	Drug Delivery	Warrant	Common Stock	70,833	285	17
Pulmatrix Inc.(3)	Drug Delivery	Warrant	Common Stock	25,150	116	—
ZP Opco, Inc (p.k.a. Zosano Pharma)(3)	Drug Delivery	Warrant	Common Stock	72,379	266	—

Subtotal: Drug Delivery (0.21%)*					4,523	1,677

Drug Discovery & Development
ADMA Biologics, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	89,750	295	43
Anthera Pharmaceuticals, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	40,178	984	—
Auris Medical Holding, AG(3)(4)(9)	Drug Discovery & Development	Warrant	Common Stock	156,726	249	51
Aveo Pharmaceuticals, Inc.(3)(9)	Drug Discovery & Development	Warrant	Common Stock	2,069,880	396	123
Brickell Biotech, Inc.	Drug Discovery & Development	Warrant	Preferred Series C	26,086	119	139
Cerecor, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	22,328	70	—
Cerulean Pharma, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	171,901	369	14
Chroma Therapeutics, Ltd.(4)(9)	Drug Discovery & Development	Warrant	Preferred Series D	325,261	490	—
Cleveland BioLabs, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	7,813	105	—
Concert Pharmaceuticals, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	70,796	367	56
CTI BioPharma Corp. (p.k.a. Cell Therapeutics, Inc.)(3)	Drug Discovery & Development	Warrant	Common Stock	292,398	165	8
CytRx Corporation(3)(15)	Drug Discovery & Development	Warrant	Common Stock	634,146	416	78
Dicerna Pharmaceuticals, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	200	28	—
Epirus Biopharmaceuticals, Inc.	Drug Discovery & Development	Warrant	Common Stock	64,194	276	—
Fortress Biotech, Inc. (p.k.a. Coronado Biosciences, Inc.)(3)	Drug Discovery & Development	Warrant	Common Stock	73,009	142	13
Genocea Biosciences, Inc.(3)	Drug Discovery & Development	Warrant	Common Stock	73,725	266	75
Immune Pharmaceuticals(3)	Drug Discovery & Development	Warrant	Common Stock	214,853	164	—
Mast Therapeutics, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	2,272,724	203	85
Melinta Therapeutics	Drug Discovery & Development	Warrant	Preferred Series 3	1,382,323	626	295
Nanotherapeutics, Inc.(15)	Drug Discovery & Development	Warrant	Common Stock	171,389	838	767
Neothetics, Inc. (p.k.a. Lithera, Inc)(3)(15)	Drug Discovery & Development	Warrant	Common Stock	46,838	266	29
Neuralstem, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	75,187	77	1
Paratek Pharmaceuticals, Inc. (p.k.a. Transcept Pharmaceuticals, Inc.)(3)(15)	Drug Discovery & Development	Warrant	Common Stock	69,840	152	157
PhaseRx, Inc.(3)(15)	Drug Discovery & Development	Warrant	Common Stock	63,000	125	15
Sorrento Therapeutics, Inc.(3)(9)	Drug Discovery & Development	Warrant	Common Stock	306,748	890	632

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
uniQure B.V.(3)(4)(9)	Drug Discovery & Development	Warrant	Common Stock	37,174	$218	$8
XOMA Corporation(3)(9)(15)	Drug Discovery & Development	Warrant	Common Stock	9,063	279	6

Subtotal: Drug Discovery & Development (0.33%)*					8,575	2,595

Electronics & Computer Hardware
Clustrix, Inc.	Electronics & Computer Hardware	Warrant	Common Stock	50,000	12	—
Persimmon Technologies	Electronics & Computer Hardware	Warrant	Preferred Series D	63,348	40	509

Subtotal: Electronics & Computer Hardware (0.06%)*					52	509

Healthcare Services, Other
Chromadex Corporation(3)(15)	Healthcare Services, Other	Warrant	Common Stock	139,673	157	137

Subtotal: Healthcare Services, Other (0.02%)*					157	137

Information Services
INMOBI Inc.(4)(9)	Information Services	Warrant	Common Stock	46,874	82	—
InXpo, Inc.(15)	Information Services	Warrant	Preferred Series C	648,400	98	4
	Information Services	Warrant	Preferred Series C-1	1,165,183	74	6

Total InXpo, Inc.				1,813,583	172	10
RichRelevance, Inc.(15)	Information Services	Warrant	Preferred Series E	112,612	98	—

Subtotal: Information Services (0.00%)*					352	10

Internet Consumer & Business Services
Aria Systems, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series E	239,692	73	—
Blurb, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	234,280	636	96
CashStar, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C-2	727,272	130	24
CloudOne, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series E	968,992	19	46
Intent Media, Inc.(15)	Internet Consumer & Business Services	Warrant	Common Stock	140,077	168	167
Just Fabulous, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series B	206,184	1,102	1,093
Lightspeed POS, Inc.(4)(9)	Internet Consumer & Business Services	Warrant	Preferred Series C	245,610	20	31
LogicSource(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	79,625	30	59
Oportun (p.k.a. Progress Financial)	Internet Consumer & Business Services	Warrant	Preferred Series G	174,562	78	190
Prism Education Group, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series B	200,000	43	—
ShareThis, Inc.(15)	Internet Consumer & Business Services	Warrant	Preferred Series C	493,502	547	1
Snagajob.com, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series A	1,575,000	640	1,075
Tapjoy, Inc.	Internet Consumer & Business Services	Warrant	Preferred Series D	748,670	316	19
Tectura Corporation	Internet Consumer & Business Services	Warrant	Preferred Series B-1	253,378	51	—

Subtotal: Internet Consumer & Business Services (0.36%)*					3,853	2,801

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Media/Content/Info
FanDuel, Inc.	Media/Content/Info	Warrant	Preferred Series E-1	4,648	$730	$682
Machine Zone, Inc.(16)	Media/Content/Info	Warrant	Common Stock	1,552,710	1,958	2,729
Rhapsody International, Inc.(15)	Media/Content/Info	Warrant	Common Stock	715,755	385	7
WP Technology, Inc. (Wattpad, Inc.)(4) (9)	Media/Content/Info	Warrant	Common Stock	127,909	1	6
Zoom Media Group, Inc.	Media/Content/Info	Warrant	Preferred Series A	1,204	348	14

Subtotal: Media/Content/Info (0.44%)*					3,422	3,438

Medical Devices & Equipment
Amedica Corporation(3)(15)	Medical Devices & Equipment	Warrant	Common Stock	103,225	459	14
Aspire Bariatrics, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series D	395,000	455	217
Avedro, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series AA	300,000	401	254
Flowonix Medical Incorporated	Medical Devices & Equipment	Warrant	Preferred Series AA	155,325	362	21
Gamma Medica, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	450,956	170	234
Gelesis, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series A-1	74,784	78	153
InspireMD, Inc.(3)(4)(9)	Medical Devices & Equipment	Warrant	Common Stock	39,364	242	20
IntegenX, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series C	547,752	15	35
Medrobotics Corporation(15)	Medical Devices & Equipment	Warrant	Preferred Series E	455,539	370	292
Micell Technologies, Inc.	Medical Devices & Equipment	Warrant	Preferred Series D-2	84,955	262	347
NetBio, Inc.	Medical Devices & Equipment	Warrant	Preferred Series A	7,841	408	158
NinePoint Medical, Inc.(15)	Medical Devices & Equipment	Warrant	Preferred Series A-1	587,840	170	65
Optiscan Biomedical, Corp.(5)(15)	Medical Devices & Equipment	Warrant	Preferred Series D	10,535,275	1,252	170
Outset Medical, Inc. (p.k.a. Home Dialysis Plus, Inc.)	Medical Devices & Equipment	Warrant	Preferred Series A	500,000	402	355
Quanterix Corporation	Medical Devices & Equipment	Warrant	Preferred Series C	173,428	180	104
SonaCare Medical, LLC (p.k.a. US HIFU, LLC)	Medical Devices & Equipment	Warrant	Preferred Series A	6,464	188	—
Strata Skin Sciences, Inc. (p.k.a. MELA Sciences, Inc.)(3)	Medical Devices & Equipment	Warrant	Common Stock	69,320	402	—
ViewRay, Inc.(3)(15)	Medical Devices & Equipment	Warrant	Common Stock	128,231	333	2

Subtotal: Medical Devices & Equipment (0.31%)*					6,149	2,441

Semiconductors
Achronix Semiconductor Corporation(15)	Semiconductors	Warrant	Preferred Series C	360,000	160	71
	Semiconductors	Warrant	Preferred Series D-1	500,000	7	25

Total Achronix Semiconductor Corporation				860,000	167	96
Aquantia Corp.	Semiconductors	Warrant	Preferred Series G	196,831	4	88
Avnera Corporation	Semiconductors	Warrant	Preferred Series E	141,567	46	114

Subtotal: Semiconductors (0.04%)*					217	298

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Software
Actifio, Inc.	Software	Warrant	Common Stock	73,584	$249	$83
	Software	Warrant	Preferred Series F	31,673	343	54

Total Actifio, Inc.				105,257	592	137
Braxton Technologies, LLC	Software	Warrant	Preferred Series A	168,750	188	—
CareCloud Corporation(15)	Software	Warrant	Preferred Series B	413,433	258	488
Clickfox, Inc.(15)	Software	Warrant	Preferred Series B	1,038,563	330	63
	Software	Warrant	Preferred Series C	592,019	730	76
	Software	Warrant	Preferred Series C-A	2,218,214	230	1,604

Total Clickfox, Inc.				3,848,796	1,290	1,743
Cloud Technology Partners, Inc.	Software	Warrant	Preferred Series C	113,960	34	35
Evernote Corporation(15)	Software	Warrant	Common Stock	62,500	106	110
JumpStart Games, Inc. (p.k.a Knowledge Holdings, Inc.)(15)	Software	Warrant	Preferred Series E	614,333	16	—
Mattersight Corporation(3)	Software	Warrant	Common Stock	357,143	538	386
Message Systems, Inc.(15)	Software	Warrant	Preferred Series C	503,718	334	325
Mobile Posse, Inc.(15)	Software	Warrant	Preferred Series C	396,430	130	102
Neos, Inc.(15)	Software	Warrant	Common Stock	221,150	22	64
NewVoiceMedia Limited(4)(9)	Software	Warrant	Preferred Series E	225,586	33	45
OneLogin, Inc.(15)	Software	Warrant	Common Stock	228,972	150	188
Poplicus, Inc.(15)	Software	Warrant	Preferred Series C	2,595,230	—	6
Quid, Inc.(15)	Software	Warrant	Preferred Series D	71,576	1	8
RedSeal Inc.(15)	Software	Warrant	Preferred Series C-Prime	640,603	66	65
Signpost, Inc.(15)	Software	Warrant	Preferred Series C	324,005	314	167
Soasta, Inc.(15)	Software	Warrant	Preferred Series E	410,800	691	190
Sonian, Inc.(15)	Software	Warrant	Preferred Series C	185,949	106	105

Subtotal: Software (0.53%)*					4,869	4,164

Specialty Pharmaceuticals
Alimera Sciences, Inc.(3)	Specialty Pharmaceuticals	Warrant	Common Stock	1,717,709	860	421
QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Warrant	Preferred Series E	155,324	308	—

Subtotal: Specialty Pharmaceuticals (0.05%)*					1,168	421

Surgical Devices
Gynesonics, Inc.(15)	Surgical Devices	Warrant	Preferred Series C	180,480	75	14
	Surgical Devices	Warrant	Preferred Series D	1,575,965	320	240

Total Gynesonics, Inc.				1,756,445	395	254
Transmedics, Inc.	Surgical Devices	Warrant	Preferred Series B	40,436	225	16
	Surgical Devices	Warrant	Preferred Series D	175,000	100	405
	Surgical Devices	Warrant	Preferred Series F	50,544	38	56

Total Transmedics, Inc.				265,980	363	477

Subtotal: Surgical Devices (0.09%)*					758	731

Sustainable and Renewable Technology
Agrivida, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series D	471,327	120	99
Alphabet Energy, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series A	86,329	82	—
American Superconductor Corporation(3)	Sustainable and Renewable Technology	Warrant	Common Stock	58,823	39	85
Beamreach Solar (p.k.a. Solexel, Inc.)(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	1,171,625	1,162	—
Brightsource Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 1	116,666	104	—

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

Portfolio Company	Sub-Industry	Type of Investment(1)	Series	Shares	Cost(2)	Value(3)
Calera, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	44,529	$513	$—
EcoMotors, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series B	437,500	308	30
Fluidic, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series D	61,804	102	20
Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)	Sustainable and Renewable Technology	Warrant	Common Stock	530,811	181	—
	Sustainable and Renewable Technology	Warrant	Preferred Series 2-A	6,229	50	—

Total Flywheel Building Intelligence, Inc. (p.k.a. SCIEnergy, Inc.)				537,040	231	—
Fulcrum Bioenergy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series C-1	280,897	275	201
GreatPoint Energy, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series D-1	393,212	548	—
Polyera Corporation(15)	Sustainable and Renewable Technology	Warrant	Preferred Series C	311,609	338	—
Proterra, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series 4	477,517	41	457
Rive Technology, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series E	234,477	12	3
Stion Corporation(5)	Sustainable and Renewable Technology	Warrant	Preferred Series Seed	2,154	1,378	—
Sungevity, Inc.	Sustainable and Renewable Technology	Warrant	Common Stock	20,000,000	543	—
	Sustainable and Renewable Technology	Warrant	Preferred Series C	32,472,222	902	—

Total Sungevity, Inc.				52,472,222	1,445	—
TAS Energy, Inc.	Sustainable and Renewable Technology	Warrant	Preferred Series AA	428,571	299	—
Tendril Networks	Sustainable and Renewable Technology	Warrant	Preferred Series 3-A	1,019,793	189	219
Trilliant, Inc.(15)	Sustainable and Renewable Technology	Warrant	Preferred Series A	320,000	162	202

Subtotal: Sustainable and Renewable Technology (0.17%)*					7,348	1,316

Total: Warrant Investments (3.49%)*					45,014	27,485

Total Investments (180.72%)*					$1,511,526	$1,423,942

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)

Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $24.7 million, $114.5 million and $89.8 million respectively. The tax cost of investments is $1.5 billion.

(3)

Except for warrants in 37 publicly traded companies and common stock in 19 publicly traded companies, all investments are restricted at December 31, 2016 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.

(4)	Non-U.S. company or the company’s principal place of business is outside the United States.
(5)	Affiliate investment as defined under the 1940 Act in which Hercules owns at least 5% but generally less than 25% of the company’s voting securities.
(6)	Control investment as defined under the 1940 Act in which Hercules owns at least 25% of the company’s voting securities or has greater than 50% representation on its board.
(7)

Debt is on non-accrual status at December 31, 2016, and is therefore considered non-income producing. Note that at December 31, 2016, only the $11.0 million PIK loan is on non-accrual for the Company’s debt investment in Tectura Corporation.

See notes to consolidated financial statements.

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(dollars in thousands)

(8)	Denotes that all or a portion of the debt investment is convertible debt.
(9)

Indicates assets that the Company deems not “qualifying assets” under section 55(a) of 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.

(10)	Denotes that all or a portion of the debt investment secures the notes offered in the Debt Securitization (as defined in Note 4).
(11)	Denotes that all or a portion of the debt investment is pledged as collateral under the Wells Facility (as defined in Note 4).
(12)	Denotes that all or a portion of the debt investment is pledged as collateral under the Union Bank Facility (as defined in Note 4).
(13)	Denotes that all or a portion of the debt investment principal includes accumulated PIK interest and is net of repayments.
(14)	Denotes that all or a portion of the debt investment includes an exit fee receivable.

A. This fee ranges from 1.0% to 5.0% of the total debt commitment based on the contractual terms of our loan servicing agreements.

B. This fee ranges from 5.0% to 10.0% of the total debt commitment based on the contractual terms of our loan servicing agreements.

C. This fee ranges from 10.0% to 15.0% of the total debt commitment based on the contractual terms of our loan servicing agreements.

D. This fee is greater than 15.0% of the total debt commitment based on the contractual terms of our loan servicing agreements.

(15)	Denotes that all or a portion of the investment in this portfolio company is held by HT II, or HT III, the Company’s wholly owned SBIC subsidiaries.
(16)	Denotes that the fair value of the Company’s total investments in this portfolio company represent greater than 5% of the Company’s total assets at December 31, 2016.
(17)	Denotes that there is an unfunded contractual commitment available at the request of this portfolio company at December 31, 2016. Refer to Note 10.
(18)	Repayment of debt investment is delinquent of the contractual maturity date as of December 31, 2016.
(19)	The stated PIK interest rate may be reduced to 1.45% subject to achievement of a milestone by the portfolio company.

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Business and Basis of Presentation

Hercules Capital, Inc. (the “Company”) is a specialty finance company focused on providing senior secured loans to high-growth, innovative venture capital-backed companies in a variety of technology, life sciences and sustainable and renewable technology industries. The Company sources its investments through its principal office located in Palo Alto, CA, as well as through its additional offices in Boston, MA, New York, NY, Washington, DC, Hartford, CT, and San Diego, CA. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act. From incorporation through December 31, 2005, the Company was subject to tax as a corporation under Subchapter C of the Internal Revenue Code of 1986, as amended (the “Code”). Effective January 1, 2006, the Company elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Code (see Note 5). As an investment company, the Company follows accounting and reporting guidance as set forth in Topic 946 (“Financial Services – Investment Companies”) of the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification, as amended (“ASC”).

Hercules Technology II, L.P. (“HT II”), Hercules Technology III, L.P. (“HT III”), and Hercules Technology IV, L.P. (“HT IV”), are Delaware limited partnerships that were formed in January 2005, September 2009 and December 2010, respectively. HT II and HT III were licensed to operate as small business investment companies (“SBICs”) under the authority of the Small Business Administration (“SBA”) on September 27, 2006 and May 26, 2010, respectively. As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. HT IV was formed in anticipation of receiving an additional SBIC license; however, the Company has not received such license, and HT IV currently has no material assets or liabilities. The Company also formed Hercules Technology SBIC Management, LLC, or (“HTM”), a limited liability company in November 2003. HTM is a wholly owned subsidiary of the Company and serves as the limited partner and general partner of HT II and HT III (see Note 4 to the Company’s consolidated financial statements).

HT II and HT III hold approximately $111.8 million and $284.0 million in assets, respectively, and they accounted for approximately 5.4% and 13.8% of the Company’s total assets, respectively, prior to consolidation at December 31, 2017.

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). By investing through these wholly owned subsidiaries, the Company is able to benefit from the tax treatment of these entities and create a tax structure that is more advantageous with respect to the Company’s RIC status. These taxable subsidiaries are consolidated for financial reporting purposes and in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and the portfolio investments held by these taxable subsidiaries are included in the Company’s consolidated financial statements and recorded at fair value. These taxable subsidiaries are not consolidated with Hercules for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities as a result of their ownership of certain portfolio investments.

The consolidated financial statements include the accounts of the Company, its subsidiaries and its consolidated securitization VIE. All significant inter-company accounts and transactions have been eliminated in consolidation. In accordance with Articles 6 and 10 of Regulation S-X, the Company does not consolidate portfolio company investments. It is not appropriate for an investment company to consolidate a portfolio company that is not an investment company or that provides services to the Company. Rather, an investment company’s interest in portfolio companies that are not investment companies should be measured at fair value in accordance with ASC Topic 946.

Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of the Company and its subsidiaries and all VIEs of which the Company is the primary beneficiary. All intercompany accounts and transactions have been eliminated in consolidation.

A VIE is an entity that either (i) has insufficient equity to permit the entity to finance its activities without additional subordinated financial support or (ii) has equity investors who lack the characteristics of a controlling financial interest. The primary beneficiary of a VIE is the party with both the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and the obligation to absorb the losses or the right to receive benefits that could be significant to the VIE.

To assess whether the Company has the power to direct the activities of a VIE that most significantly impact its economic performance, the Company considers all the facts and circumstances including its role in establishing the VIE and its ongoing rights and responsibilities. This assessment includes identifying the activities that most significantly impact the VIE’s economic performance and identifying which party, if any, has power over those activities. In general, the party that makes the most significant decisions affecting the VIE is determined to have the power to direct the activities of a VIE. To assess whether the Company has the obligation to absorb the losses or the right to receive benefits that could potentially be significant to the VIE, the Company considers all of its economic interests, including debt and equity interests, servicing rights and fee arrangements, and any other variable interests in the VIE. If the Company determines that it is the party with the power to make the most significant decisions affecting the VIE, and the Company has a potentially significant interest in the VIE, then it consolidates the VIE.

The Company performs periodic reassessments, usually quarterly, of whether it is the primary beneficiary of a VIE. The reassessment process considers whether the Company has acquired or divested the power to direct the activities of the VIE through changes in governing documents or other circumstances. The Company also reconsiders whether entities previously determined not to be VIEs have become VIEs, based on certain events, and therefore are subject to the VIE consolidation framework.

As of the date of this report, the only VIE consolidated by the Company is its securitization VIE formed in conjunction with the issuance of the 2021 Asset-Backed Notes (as defined herein). See “Note 4 – Borrowings.”

Revision of Previously Issued Financial Statements

It was determined that there was a misclassification in the previously issued consolidated financial statements of $15.3 million, and $8.0 million in the distributions for the years ended December 31, 2015 and 2016 respectively. The amounts had been categorized as distributions of net investment income rather than distributions of realized gains and the components of net assets have been revised in the respective years to reflect the correct classification. In addition, the financial highlights in note 9 have been updated to reclassify $0.22 and $0.11 per share from distributions of net investment income to distributions of realized gains for the years ended December 31, 2015 and 2016 respectively. The amounts reclassified are not material individually, or in the aggregate, and there is no impact on previously reported net assets, total distributions, and earnings per share for the years ended December 2015 and 2016. The Company plans to reflect the revised amounts in its quarterly consolidated financial statements in future filings containing such information.

Valuation of Investments

The most significant estimate inherent in the preparation of the Company’s consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

At December 31, 2017, approximately 93.2% of the Company’s total assets represented investments in portfolio companies whose fair value is determined in good faith by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. The Company’s investments are carried at fair value in accordance with the 1940 Act and ASC Topic 946 and measured in accordance with ASC Topic 820 (“Fair Value Measurements”). The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for these investment securities to be traded or exchanged. As such, the Company values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy by the Company’s Board of Directors in accordance with the provisions of ASC Topic 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board of Directors may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The Company may from time to time engage an independent valuation firm to provide the Company with valuation assistance with respect to certain portfolio investments. The Company engages independent valuation firms on a discretionary basis. Specifically, on a quarterly basis, the Company will identify portfolio investments with respect to which an independent valuation firm will assist in valuing. The Company selects these portfolio investments based on a number of factors, including, but not limited to, the potential for material fluctuations in valuation results, credit quality and the time lapse since the last valuation of the portfolio investment by an independent valuation firm.

The Company intends to continue to engage an independent valuation firm to provide management with assistance regarding the Company’s determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Company’s Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Company’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) the Company’s quarterly valuation process begins with each portfolio company being initially valued by the investment professionals responsible for the portfolio investment;

(2) preliminary valuation conclusions are then documented and business based assumptions are discussed with the Company’s investment committee;

(3) the Audit Committee of the Board of Directors reviews the preliminary valuation of the investments in the portfolio as provided by the investment committee which incorporates the results of the independent valuation firm as appropriate; and

(4) the Board of Directors, upon the recommendation of the Audit Committee, discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of, where applicable, the respective independent valuation firm and the investment committee.

ASC Topic 820 establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC Topic 820 also requires disclosure for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC Topic 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. ASC Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Company has categorized all investments recorded at fair value in accordance with ASC Topic 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC Topic 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are publicly held debt investments and warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of December 31, 2017 and December 31, 2016. The Company transfers investments in and out of Level 1, 2 and 3 as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the year ended December 31, 2017, there were no transfers between Levels 1 or 2.

(in thousands) Description	Balance December 31, 2017	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Secured Debt	$1,415,984	$—	$—	$1,415,984
Preferred Stock	40,683	—	—	40,683
Common Stock	48,678	22,825	—	25,853
Warrants	36,869	—	5,664	31,205
Escrow Receivable	752	—	—	752

Total	$1,542,966	$22,825	$5,664	$1,514,477

(in thousands) Description	Balance December 31, 2016	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior Secured Debt	$1,328,803	$—	$4,825	$1,323,978
Preferred Stock	39,418	—	—	39,418
Common Stock	28,236	17,271	—	10,965
Warrants	27,485	—	3,239	24,246
Escrow Receivable	1,382	—	—	1,382

Total	$1,425,324	$17,271	$8,064	$1,399,989

The table below presents a reconciliation for all financial assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the years ended December 31, 2017 and December 31, 2016.

(in thousands)	Balance January 1, 2017	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(3)	Gross Transfers out of Level 3(3)	Balance December 31, 2017
Senior Debt	$1,323,978	$(24,684)	$29,610	$776,648	$—	$(626,897)	$—	$(62,671)	$1,415,984
Preferred Stock	39,418	(7,531)	11,955	2,683	(468)	—	—	(5,374)	40,683
Common Stock	10,965	(487)	(49,462)	3,748	(1,582)	—	62,671	—	25,853
Warrants	24,246	727	8,450	5,449	(7,303)	—	—	(364)	31,205
Escrow Receivable	1,382	261	—	3,127	(4,018)	—	—	—	752

Total	$1,399,989	$(31,714)	$553	$791,655	$(13,371)	$(626,897)	$62,671	$(68,409)	$1,514,477

(in thousands)	Balance January 1, 2016	Net Realized Gains (Losses)(1)	Net Change in Unrealized Appreciation (Depreciation)(2)	Purchases(5)	Sales	Repayments(6)	Gross Transfers into Level 3(4)	Gross Transfers out of Level 3(4)	Balance December 31, 2016
Senior Debt	$1,102,396	$(6,968)	$(12,675)	$687,353	$—	$(441,567)	$—	$(4,561)	$1,323,978
Preferred Stock	35,245	(334)	(7,864)	13,873	(1,367)	—	626	(761)	39,418
Common Stock	1,527	—	(1,404)	6,081	—	—	4,761	—	10,965
Warrants	18,565	(116)	3,465	4,082	(1,186)	—	—	(564)	24,246
Escrow Receivable	2,967	(6)	—	2,009	(3,588)	—	—	—	1,382

Total	$1,160,700	$(7,424)	$(18,478)	$713,398	$(6,141)	$(441,567)	$5,387	$(5,886)	$1,399,989

(1)	Included in net realized gains or losses in the accompanying Consolidated Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) in the accompanying Consolidated Statement of Operations.
(3)

Transfers out of Level 3 during the year ended December 31, 2017 relate to the conversion of the Company’s debt investment in Sungevity, Inc. and a portion of the Company’s debt investment in Gamma Medica, Inc. to common stock through bankruptcy transactions, IPOs of ForeScout Technologies, Inc., Aquantia Corporation, and Quanterix Corporation, and merger of the Company’s former portfolio company Cempra, Inc. and current portfolio company Melinta Therapeutics, Inc. into NASDAQ-listed company Melinta Therapeutics, Inc. Transfers into Level 3 during the year ended December 31, 2017 relate to the conversion of the Company’s debt investment in Sungevity, Inc. and a portion of the Company’s debt investment in Gamma Medica, Inc. to common stock through bankruptcy transactions.

(4)

Transfers out of Level 3 during the year ended December 31, 2016 relate to the exercise of warrants in TPI Composites, Inc. and Touchcommerce, Inc. to common stock in an initial public offering, or IPO, and acquisition, respectively; the exercise of warrants in Ping Identity Corporation to preferred stock; the conversion of debt to equity in Optiscan Biomedical Corp and Achilles Technology Management Co II, Inc. and the conversion of the Company’s preferred shares to common shares in SCIEnergy, Inc. Transfers into of Level 3 during the year ended December 31, 2016 relate to the acquisition of preferred stock as a result of the exercise of warrants in Ping Identity Corporation, the conversion of debt to equity in Optiscan Biomedical Corp and Achilles Technology Management Co II, Inc. and the conversion of the Company’s preferred shares to common shares in SCIEnergy, Inc.

(5)

Amounts listed above are inclusive of loan origination fees received at the inception of the loan which are deferred and amortized into fee income as well as the accretion of existing loan discounts and fees during the period. Escrow receivable purchases may include additions due to proceeds held in escrow from the liquidation of level 3 investments.

(6)	Amounts listed above include the acceleration and payment of loan discounts and loan fees due to early payoffs or restructures.

For the year ended December 31, 2017, approximately $4.2 million in net unrealized appreciation and $49.2 million in net unrealized depreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. The depreciation on common stock during the period reflects the conversion of the Company’s debt investment in Sungevity, Inc. to common stock at cost through a bankruptcy transaction and subsequent depreciation to fair value. For the same period, approximately $10.5 million in net unrealized depreciation and $9.0 million in net unrealized appreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

For the year ended December 31, 2016, approximately $9.1 million and $1.4 million in net unrealized depreciation was recorded for preferred stock and common stock Level 3 investments, respectively, relating to assets still held at the reporting date. For the same period, approximately $25.7 million in net unrealized depreciation and $2.8 million in net unrealized appreciation was recorded for debt and warrant Level 3 investments, respectively, relating to assets still held at the reporting date.

The following tables provide quantitative information about the Company’s Level 3 fair value measurements as of December 31, 2017 and December 31, 2016. In addition to the techniques and inputs noted in the tables below, according to the Company’s valuation policy the Company may also use other valuation techniques and methodologies when determining the Company’s fair value measurements. The tables below are not intended to be all-inclusive, but rather provide information on the significant Level 3 inputs as they relate to the Company’s fair value measurements.

The significant unobservable input used in the fair value measurement of the Company’s escrow receivables is the amount recoverable at the contractual maturity date of the escrow receivable.

Investment Type - Level Three Debt Investments	Fair Value at December 31, 2017 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input (1)	Range	Weighted Average (2)
Pharmaceuticals	$44,301	Originated Within 6 Months	Origination Yield	10.71% - 12.61%	11.89%
	379,841	Market Comparable Companies	Hypothetical Market Yield	10.14% - 16.14%	12.94%
			Premium/(Discount)	(0.25%) - 0.75%
	2,257	Liquidation(3)	Probability weighting of alternative outcomes	100.00%

Technology	158,916	Originated Within 6 Months	Origination Yield	9.4% - 25.11%	11.68%
	290,561	Market Comparable Companies	Hypothetical Market Yield Premium/(Discount)	9.47% - 19.21% (0.25%) - 1.00%	13.55%
	22,020	Liquidation(3)	Probability weighting of alternative outcomes	5.00% - 100.00%

Sustainable and Renewable Technology	33,020 49,647	Originated Within 6 Months Market Comparable Companies	Origination Yield Hypothetical Market Yield Premium/(Discount)	11.97% - 20.06% 11.15% - 14.16% 0.00% - 0.25%	15.31% 12.13%
Medical Devices	17,013 89,869	Originated Within 6 Months Market Comparable Companies	Origination Yield Hypothetical Market Yield Premium/(Discount)	13.49% 9.66% - 17.57% 0.00% - 0.50%	13.49% 12.28%
Lower Middle Market	97,291	Originated Within 6 Months	Origination Yield	8.29% - 12.68%	12.01%
	19,219	Liquidation(3)	Probability weighting of alternative outcomes	10.00% - 100.00%

		Debt Investments Where Fair Value Approximates Cost
	35,517	Imminent Payoffs(4)
	176,512	Debt Investments Maturing in Less than One Year

	$1,415,984	Total Level Three Debt Investments

(1)

The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries noted above as follows:

•

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery and Biotechnology Tools industries in the Consolidated Schedule of Investments.

•

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Consumer and Business Products, Information Services, and Communications and Networking industries in the Consolidated Schedule of Investments.

•	Sustainable and Renewable Technology, above, aligns with the Sustainable and Renewable Technology Industry in the Consolidated Schedule of Investments.

•	Medical Devices, above, is comprised of debt investments in the Surgical Devices and Medical Devices and Equipment industries in the Consolidated Schedule of Investments.

•

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services—Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

(2)	The weighted averages are calculated based on the fair market value of each investment.

(3)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

(4)	Imminent payoffs represent debt investments that the Company expects to be fully repaid within the next three months, prior to their scheduled maturity date.

Investment Type -Level Three Debt Investments	Fair Value at December 31, 2016 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input (1)	Range	Weighted Average (2)
Pharmaceuticals	$102,412	Originated Within 6 Months	Origination Yield	12.24% - 14.59%	13.64%
	434,718	Market Comparable Companies	Hypothetical Market Yield	9.07% - 15.62%	12.44%
			Premium/(Discount)	(0.25%) - 0.75%
	2,693	Liquidation(3)	Probability weighting of alternative outcomes	25.00% - 100.00%
Technology	93,674	Originated Within 6 Months	Origination Yield	7.29% - 16.53%	13.69%
	325,553	Market Comparable Companies	Hypothetical Market Yield	10.14% - 21.66%	12.69%
			Premium/(Discount)	(0.50%) - 0.50%
	24,706	Liquidation(3)	Probability weighting of alternative outcomes	20.00% - 100.00%
Sustainable and Renewable	99,286	Market Comparable Companies	Hypothetical Market Yield	11.77% - 16.84%	13.45%
Technology	44,626	Liquidation(3)	Premium/(Discount) Probability weighting of alternative outcomes	0.00% - 0.25% 10.00% - 40.00%
Medical Devices	88,983	Market Comparable Companies	Hypothetical Market Yield	10.25% - 18.60%	14.01%
			Premium/(Discount)	(0.25%) - 0.75%
Lower Middle Market	25,017	Market Comparable Companies	Hypothetical Market Yield	8.85% - 15.79%	10.10%
			Premium/(Discount)	0.00% - 0.25%
	13,148	Liquidation(3)	Probability weighting of alternative outcomes	100.00%

		Debt Investments Where Fair Value Approximates Cost
	25,000	Imminent Payoffs(4)
	44,162	Debt Investments Maturing in Less than One Year

	$1,323,978	Total Level Three Debt Investments

(1)

The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are hypothetical market yields and premiums/(discounts). The hypothetical market yield is defined as the exit price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The premiums (discounts) relate to company specific characteristics such as underlying investment performance, security liens, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly lower (higher) fair value measurement, depending on the materiality of the investment. Debt investments in the industries noted in the Company’s Consolidated Schedule of Investments are included in the industries noted above as follows:

•

Pharmaceuticals, above, is comprised of debt investments in the Specialty Pharmaceuticals, Drug Discovery and Development, Drug Delivery and Biotechnology Tools industries in the Consolidated Schedule of Investments.

•

Technology, above, is comprised of debt investments in the Software, Semiconductors, Internet Consumer and Business Services, Consumer and Business Products, Information Services, and Communications and Networking industries in the Consolidated Schedule of Investments.

•	Sustainable and Renewable Technology, above, aligns with the Sustainable and Renewable Technology Industry in the Consolidated Schedule of Investments.

•	Medical Devices, above, is comprised of debt investments in the Surgical Devices and Medical Devices and Equipment industries in the Consolidated Schedule of Investments.

•

Lower Middle Market, above, is comprised of debt investments in the Communications and Networking, Electronics and Computer Hardware, Healthcare Services—Other, Information Services, Internet Consumer and Business Services, Media/Content/Info, and Specialty Pharmaceuticals industries in the Consolidated Schedule of Investments.

(2)	The weighted averages are calculated based on the fair market value of each investment.

(3)	The significant unobservable input used in the fair value measurement of impaired debt securities is the probability weighting of alternative outcomes.

(4)	Imminent payoffs represent debt investments that the Company expects to be fully repaid within the next three months, prior to their scheduled maturity date.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at December 31, 2017 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input (1)	Range	Weighted Average (6)
Equity Investments	$7,684	Market Comparable Companies	EBITDA Multiple(2)	5.1x - 40.2x	13.2x
			Revenue Multiple(2)	0.5x - 6.2x	2.9x
			Discount for Lack of Marketability(3)	7.49% - 12.97%	8.77%
			Average Industry Volatility (4)	27.8% - 77.3%	53.35%
			Risk-Free Interest Rate	1.40% - 1.90%	1.47%
			Estimated Time to Exit (in months)	3 - 10	5

	19,323	Market Adjusted OPM Backsolve	Market Equity Adjustment (5)	(16.43%) - 29.4%	11.79%
			Average Industry Volatility (4)	33.17% - 78.77%	68.99%
			Risk-Free Interest Rate	0.84% - 1.51%	1.42%
			Estimated Time to Exit (in months)	5 - 26	13

	39,529	Other (7)

Warrant Investments	19,310	Market Comparable Companies	EBITDA Multiple (2)	5x - 40.2x	14.6x
			Revenue Multiple (2)	0.5x - 6.4x	2.6x
			Discount for Lack of Marketability (3)	5.16% - 27.41%	13.57%
			Average Industry Volatility (4)	27.8% - 102.77%	55.15%
			Risk-Free Interest Rate	1.31% - 2.09%	1.66%
			Estimated Time to Exit (in months)	2 - 48	13

	6,713	Market Adjusted OPM Backsolve	Market Equity Adjustment (5)	(68.52%) - 154.5%	11.76%
			Average Industry Volatility (4)	33.17% - 110.32%	66.97%
			Risk-Free Interest Rate	0.96% - 2.09%	1.59%
			Estimated Time to Exit (in months)	5 - 48	20
	5,182	Other (7)

Total Level Three Warrant and Equity Investments	$97,741

(1)

The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples, market equity adjustment factors, and discounts for lack of marketability. Additional inputs used in the Black Scholes option pricing model (“OPM”) include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.

(2)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(3)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(4)	Represents the range of industry volatility used by market participants when pricing the investment.
(5)	Represents the range of changes in industry valuations since the portfolio company’s last external valuation event.
(6)	Weighted averages are calculated based on the fair market value of each investment.
(7)	The fair market value of these investments is derived based on recent private market and merger and acquisition transaction prices.

Investment Type - Level Three Equity and Warrant Investments	Fair Value at December 31, 2016 (in thousands)	Valuation Techniques/ Methodologies	Unobservable Input(1)	Range	Weighted Average(5)
Equity Investments	$9,258	Market Comparable Companies	EBITDA Multiple(2)	0.0x - 38.7x	12.3x
			Revenue Multiple(2)	0.9x - 8.7x	3.1x
			Discount for Lack of Marketability(3)	13.75% - 25.97%	16.73%
			Average Industry Volatility(4)	45.54% - 113.16%	61.06%
			Risk-Free Interest Rate	0.79% - 1.50%	0.91%
			Estimated Time to Exit (in months)	10 - 38	15

	19,836	Market Adjusted OPM Backsolve	Average Industry Volatility(4)	29.93% - 109.95%	73.49%
			Risk-Free Interest Rate	0.65% - 1.44%	0.92%
			Estimated Time to Exit (in months)	10 - 34	15
	21,289	Other(6)

Warrant Investments	8,959	Market Comparable Companies	EBITDA Multiple(2)	2.6x - 51.4x	13.8x
			Revenue Multiple(2)	0.4x - 6.1x	2.5x
			Discount for Lack of Marketability(3)	11.74% - 27.25%	19.02%
			Average Industry Volatility(4)	38.58% - 111.15%	62.03%
			Risk-Free Interest Rate	0.68% - 1.68%	1.04%
			Estimated Time to Exit (in months)	7 - 47	20

	9,713	Market Adjusted OPM Backsolve	Average Industry Volatility(4)	29.93% - 116.29%	67.20%
			Risk-Free Interest Rate	0.45% - 1.84%	0.99%
			Estimated Time to Exit (in months)	3 - 47	20
	5,574	Other(6)

Total Level Three Warrant and Equity Investments	$74,629

(1)

The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are revenue and/or EBITDA multiples, market equity adjustment factors, and discounts for lack of marketability. Additional inputs used in the Black Scholes OPM include industry volatility, risk free interest rate and estimated time to exit. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.

(2)	Represents amounts used when the Company has determined that market participants would use such multiples when pricing the investments.
(3)	Represents amounts used when the Company has determined market participants would take into account these discounts when pricing the investments.
(4)	Represents the range of industry volatility used by market participants when pricing the investment.
(5)	Weighted averages are calculated based on the fair market value of each investment.
(6)	The fair market value of these investments is derived based on recent private market and merger and acquisition transaction prices.

Debt Investments

The Company follows the guidance set forth in ASC Topic 820 which establishes a framework for measuring the fair value of assets and liabilities and outlines a fair value hierarchy, which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. The Company’s debt securities are primarily invested in venture capital-backed companies in technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology at all stages of development. Given the nature of lending to these types of businesses, substantially all of the Company’s investments in these portfolio companies are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for debt instruments for these investment securities to be traded or exchanged. In addition, the Company may, from time to time, invest in public debt of companies that meet the Company’s investment objectives. These investments are considered Level 2 assets.

In making a good faith determination of the value of the Company’s investments, the Company generally starts with the cost basis of the investment, which includes the value attributed to the original issue discount (“OID”), if any, and payment-in-kind (“PIK”) interest or other receivables which have been accrued as earned. The Company then applies the valuation methods as set forth below.

The Company applies a procedure for debt investments that assumes the sale of each investment in a hypothetical market to a hypothetical market participant where buyers and sellers are willing participants. The hypothetical market does not include scenarios where the underlying security was simply repaid or extinguished, but includes an exit concept. The Company determines the yield at inception for each debt investment. The Company then uses senior secured, leveraged loan yields provided by third party providers to determine the change in market yields between inception of the debt investment and the measurement date. Industry specific indices and other relevant market data are used to benchmark/assess market based movements.

Under this process, the Company also evaluates the collateral for recoverability of the debt investments. The Company considers each portfolio company’s credit rating, security liens and other characteristics of the investment to adjust the baseline yield to derive a credit adjusted hypothetical yield for each investment as of the measurement date. The anticipated future cash flows from each investment are then discounted at the hypothetical yield to estimate each investment’s fair value as of the measurement date.

The Company’s process includes an analysis of, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. The Company values its syndicated debt investments using broker quotes and bond indices amongst other factors. If there is a significant deterioration of the credit quality of a debt investment, the Company may consider other factors to estimate fair value, including the proceeds that would be received in a liquidation analysis.

The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a debt investment is doubtful or, if under the in-exchange premise, when the value of a debt investment is less than amortized cost of the investment. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value or, if under the in-exchange premise, the value of a debt investment is greater than amortized cost.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the debt investments from recordation of the warrant or other equity instruments is accreted into interest income over the life of the debt investment.

Debt investments that are traded on a public exchange are valued at the prevailing market price as of the valuation date.

Equity-Related Securities and Warrants

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Company has a limited amount of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the measurement date.

The Company estimates the fair value of warrants using a Black Scholes OPM. At each reporting date, privately held warrant and equity-related securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions, price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the warrant and equity-related securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date.

Escrow Receivables

Escrow receivables are collected in accordance with the terms and conditions of the escrow agreement. Escrow balances are typically distributed over a period greater than one year and may accrue interest during the escrow period. Escrow balances are measured for collectability on at least a quarterly basis and fair value is determined based on the amount of the estimated recoverable balances and the contractual maturity date. As of December 31, 2017 there were no material past due escrow receivables.

Portfolio Composition

As required by the 1940 Act, the Company classifies its investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “control.” Under the 1940 Act, the Company is generally deemed to “control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of the Company, as defined in the 1940 Act, which are not control investments. The Company is deemed to be an “affiliate” of a company in which it has invested if it owns 5% or more, but generally less than 25%, of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following table summarizes the Company’s realized gain and loss and changes in the Company’s unrealized appreciation and depreciation on control and affiliate investments for the years ended December 31, 2017 and 2016, and affiliate investments for the year ended December 2015. The Company did not hold any control investments at December 31, 2015.

(in thousands)			Year Ended December 31, 2017
Portfolio Company	Type	Fair Value at December 31, 2017	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation/ (Depreciation)(1)	Realized Gain/(Loss)
Control Investments
Achilles Technology Management Co II, Inc.	Control	$242	$155	$(2,254)	$—	$(486)
HercGamma, Inc.	Control	—	—	(523)	523	(487)
SkyCross, Inc.	Control	—	—	1,842	15,452	(15,452)
Tectura Corporation	Control	19,219	1,827	(1,079)	51	(51)
Second Time Around (Simplify Holdings, LLC)	Control	—	—	140	—	—

Total Control Investments		$19,461	$1,982	$(1,874)	$16,026	$(16,476)

Affiliate Investments
Optiscan BioMedical, Corp.	Affiliate	$6,291	$—	$1,419	$—	$—
Stion Corporation	Affiliate	—	2	—	—	—
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)	Affiliate	25,004	842	(50,102)	—	—

Total Affiliate Investments		$31,295	$844	$(48,683)	$—	$—

Total Control & Affiliate Investments		$50,756	$2,826	$(50,557)	$16,026	$(16,476)

(in thousands)			Year Ended December 31, 2016
Portfolio Company	Type	Fair Value at December 31, 2016	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation/ (Depreciation)(1)	Realized Gain/(Loss)
Control Investments
SkyCross, Inc.	Control	$—	$—	$(3,421)	$—	$—
Achilles Technology Management Co II, Inc.	Control	4,700	84	(604)	—	—

Total Control Investments		$4,700	$84	$(4,025)	$—	$—

Affiliate Investments
Optiscan BioMedical, Corp.	Affiliate	$4,699	$12	$(3,409)	$—	$—
Stion Corporation	Affiliate	333	148	539	648	—

Total Affiliate Investments		$5,032	$160	$(2,870)	$648	$—

Total Control & Affiliate Investments		$9,732	$244	$(6,895)	$648	$—

(in thousands)			Year Ended December 31, 2015
Portfolio Company	Type	Fair Value at December 31, 2015	Investment Income	Net Change in Unrealized Appreciation/ (Depreciation)	Reversal of Unrealized Appreciation/ (Depreciation)(1)	Realized Gain/(Loss)
Optiscan BioMedical, Corp.	Affiliate	$6,973	$—	$901	$—	$—
Stion Corporation	Affiliate	1,013	348	206	—	—

Total		$7,986	$348	$1,107	$—	$—

(1)	Represents reversals of prior period net unrealized depreciation upon being realized as a loss due to write off or reversals of prior period collateral based impairments.

In July 2017, the Company acquired the primary assets of Second Time Around (Simplify Holdings, LLC) as part of an article 9 consensual foreclosure and public auction. These assets represent the remaining possible recovery on the Company’s debt and as such this investment became classified as a control investment as of September 30, 2017.

In June 2017, the Company acquired 100% ownership of the equity in HercGamma, Inc. and classified it as a control investment in accordance with the requirements of the 1940 Act. In June 2017, HercGamma, Inc. acquired the assets of a medical device company that develops advanced digital imaging to detect breast cancer, as part of an article 9 consensual foreclosure and public auction for consideration with an estimated fair value of $1.2 million. In September 2017, the Company reduced the cost basis of its equity position by $646,000 with net proceeds from an asset sale and by $36,000 from a final distribution in October 2017. Subsequent to the distributions, the Company’s investments were deemed wholly worthless and written off for a realized loss.

In April 2017, the Company’s investment in Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.) became classified as a control investment as a result of obtaining more than 25% of the portfolio company’s voting securities. In April 2017, under Section 363 of the Bankruptcy Code, Sungevity, Inc. entered into a $50.0 million asset purchase agreement and DIP financing facility with a group of investors, led by Northern Pacific Group and including the Company. On April 7, 2017, the U.S. Bankruptcy Court approved the DIP financing facility and on April 17, the U.S. Bankruptcy Court approved the asset purchase agreement. On April 26, 2017, Solar Spectrum Holdings LLC, a new company backed by the investment group, announced that it had acquired certain assets of Sungevity, Inc. as part of the bankruptcy court-approved sale. As a result, the cost basis of the Company’s debt investment in Sungevity, Inc. was converted to an equity position in Solar Spectrum Holdings LLC and the Company’s warrant and equity positions in Sungevity, Inc. were written off for a realized loss.

In August 2017, the Company’s ownership in Solar Spectrum Holdings LLC was diluted below 25% as a result of additional equity contributions by other investors to fund the acquisition of Horizon Solar Power, Inc. by Solar Spectrum Holdings LLC. The Company made a $15.0 million debt investment to fund the acquisition. Accordingly, the Company’s equity and new debt investment in Solar Spectrum Holdings LLC became classified as affiliate investments as of September 30, 2017.

In January 2017, the Company’s investment in Tectura Corporation became classified as a control investment as a result of obtaining more than 50% representation on the portfolio company’s board. In March 2017, the Company’s warrants in Tectura Corporation expired and were written off for a realized loss.

In June 2016, the Company’s investments in SkyCross, Inc. became classified as a control investment as a result of obtaining more than 50% representation on the portfolio company’s board. In September 2017, the Company’s investments were deemed wholly worthless and written off for a realized loss.

In June 2016, the Company also acquired 100% ownership of the equity of Achilles Technology Management Co II, Inc. and classified it as a control investment in accordance with the requirements of the 1940 Act. In June 2016, Achilles Technology Management Co II, Inc. acquired the assets of a global antenna company that produces radio frequency system solutions as part of an article 9 consensual foreclosure and public auction for total consideration in the amount of $4.0 million. In September and November 2016, the Company made a $1.0 million and $250,000 debt investment, respectively, in Achilles Technology Management II, Inc. to provide working capital under the terms of a loan servicing agreement.

In August 2017, the Company’s debt investment in Achilles Technology Management II, Inc. was fully repaid by net proceeds from sales of the portfolio company’s assets. In addition, the Company’s equity investment in Achilles Technology Management II, Inc. was reduced by $900,000 in lieu of a success fee on the repayment of our debt investment. The remaining equity investment in Achilles Technology Management II, Inc. is carried on the consolidated statement of assets and liabilities at fair value.

The following table shows the fair value of the Company’s portfolio of investments by asset class as of December 31, 2017 and December 31, 2016:

	December 31, 2017		December 31, 2016
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior Secured Debt with Warrants	$880,115	57.1%	$1,078,779	75.7%
Senior Secured Debt	572,738	37.1%	277,509	19.5%
Preferred Stock	40,683	2.6%	39,418	2.8%
Common Stock	48,678	3.2%	28,236	2.0%

Total	$1,542,214	100.0%	$1,423,942	100.0%

The increase in senior secured debt and the decrease in senior secured debt with warrants during the period is primarily due to an increase in new debt investments that do not include detachable equity enhancement features.

A summary of the Company’s investment portfolio, at value, by geographic location as of December 31, 2017 and December 31, 2016 is shown as follows:

	December 31, 2017		December 31, 2016
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$1,404,235	91.1%	$1,362,223	95.6%
United Kingdom	91,105	5.9%	18,395	1.3%
Netherlands	20,783	1.3%	20,089	1.4%
Cayman Islands	14,954	1.0%	—	0.0%
Switzerland	10,581	0.7%	12,377	0.9%
Canada	556	0.0%	8,095	0.6%
Israel	—	0.0%	2,763	0.2%

Total	$1,542,214	100.0%	$1,423,942	100.0%

The following table shows the fair value of the Company’s portfolio by industry sector at December 31, 2017 and December 31, 2016:

	December 31, 2017		December 31, 2016
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Drug Discovery & Development	$369,173	23.9%	$422,550	29.7%
Software	360,123	23.4%	219,559	15.4%
Internet Consumer & Business Services	154,909	10.0%	97,047	6.8%
Media/Content/Info	152,998	9.9%	137,567	9.7%
Sustainable and Renewable Technology	118,432	7.7%	154,406	10.9%
Medical Devices & Equipment	94,595	6.1%	107,695	7.6%
Drug Delivery	91,214	5.9%	109,834	7.7%
Healthcare Services, Other	72,337	4.7%	30,200	2.1%
Specialty Pharmaceuticals	37,501	2.4%	38,944	2.7%
Information Services	24,618	1.6%	6,091	0.4%
Consumer & Business Products	19,792	1.3%	42,713	3.0%
Surgical Devices	13,161	0.9%	12,553	0.9%
Semiconductors	10,406	0.7%	11,326	0.8%
Electronics & Computer Hardware	9,982	0.6%	7,664	0.5%
Communications & Networking	6,649	0.4%	18,019	1.3%
Biotechnology Tools	5,604	0.4%	7,200	0.5%
Diagnostic	720	0.1%	574	0.0%

Total	$1,542,214	100.0%	$1,423,942	100.0%

No single portfolio investment represents more than 10% of the fair value of the Company’s total investments as of December 31, 2017 or December 31, 2016.

Portfolio Activity

During the year ended December 31, 2017, the Company funded and or restructured investments in debt and equity securities totaling approximately $754.8 million and $10.0 million, respectively. During the year ended December 31, 2017, the Company converted approximately $62.7 million of debt to equity at cost in two portfolio companies. During the year ended December 31, 2017, the Company converted approximately $1.7 million of warrants to equity in two portfolio companies.

During the year ended December 31, 2016, the Company funded and or restructured investments in debt and equity securities totaling approximately $660.5 million and $20.2 million, respectively. During the year ended December 31, 2016, the Company converted approximately $4.6 million of debt to equity in two portfolio companies. During the year ended December 31, 2016, the Company converted approximately $512,000 of warrants to equity in two portfolio companies.

During the year ended December 31, 2017, the Company recognized net realized losses of approximately $26.7 million on the portfolio. These net realized losses included gross realized losses of approximately $40.9 million, primarily from the liquidation or write off of the Company’s debt investments in five portfolio companies and the Company’s warrant and equity investments in twenty-one portfolio companies. These losses were offset by gross realized gains of approximately $14.2 million, primarily from the sale of investments in five portfolio companies.

During the year ended December 31, 2016, the Company recognized net realized gains of approximately $4.6 million on the portfolio. These net realized gains included gross realized gains of approximately $15.2 million primarily from the sale of investments in six portfolio companies. These gains were partially offset by gross realized losses of approximately $10.6 million primarily from the liquidation or write off of the Company’s warrant and equity investments in eight portfolio companies and the Company’s debt investments in five portfolio companies, including the settlement of the Company’s outstanding debt investment in one portfolio company.

Investment Collateral

In the majority of cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include its intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At December 31, 2017, approximately 79.9% of the Company’s debt investments were in a senior secured first lien position, with 45.1% secured by a first priority security in all of the assets of the portfolio company, including its intellectual property and 34.8% secured by a first priority security in all of the assets of the portfolio company and the portfolio company was prohibited from pledging or encumbering its intellectual property. Another 19.8% of the Company’s debt investments were secured by a second priority security interest in all of the portfolio company’s assets, other than intellectual property and 0.3% of the Company’s debt investments were unsecured as a result of the terms of the acquisition of one of our portfolio companies during the period. At December 31, 2017 the Company had no equipment only liens on material investments in the Company’s portfolio companies.

Cash and Cash Equivalents

Cash and cash equivalents consists solely of funds deposited with financial institutions and short-term liquid investments in money market deposit accounts. Cash and cash equivalents are carried at cost, which approximates fair value.

Other Assets

Other assets generally consists of prepaid expenses, deferred financing costs net of accumulated amortization, fixed assets net of accumulated depreciation, deferred revenues and deposits and other assets, including escrow receivable. The escrow receivable balance as of December 31, 2017 and December 31, 2016 was approximately $752,000 and $1.4 million, respectively, and was fair valued and held in accordance with ASC Topic 820.

Income Recognition

The Company records interest income on an accrual basis and recognizes it as earned in accordance with the contractual terms of the loan agreement, to the extent that such amounts are expected to be collected. OID initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect that principal, interest, and other obligations due will be collected in full, the Company will generally place the loan on non-accrual status and cease recognizing interest income on that loan until all principal and interest due has been paid or the Company believes the portfolio company has demonstrated the ability to repay the Company’s current and future contractual obligations. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, the Company may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection.

At December 31, 2017, the Company had five debt investments on non-accrual with a cumulative investment cost and fair value of approximately $14.8 million and $340,000 respectively. At December 31, 2016, the Company had five debt investments on non-accrual with a cumulative investment cost and fair value of approximately $43.9 million and $6.2 million, respectively. The decrease in the cumulative cost and fair value of debt investments on non-accrual between December 31, 2017 and December 31, 2016 is the result of the liquidation of two debt investments that were on non-accrual at December 31, 2016, offset by placing two new debt investments on non-accrual during the period. For the year ended December 31, 2017, the Company recognized a realized loss of approximately $24.2 million on the write off of two debt investments that were on non-accrual at December 31, 2016 and one investment placed on non-accrual and written-off during 2017.

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by the Company to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees. The Company had approximately $33.3 million of unamortized fees at December 31, 2017, of which approximately $29.3 million was included as an offset to the cost basis of its current debt investments and approximately $4.0 million was deferred contingent upon the occurrence of a funding or milestone. At December 31, 2016, the Company had approximately $38.2 million of unamortized fees, of which approximately $35.8 million was included an offset to the cost basis of the Company’s current debt investments and approximately $2.5 million was deferred contingent upon the occurrence of a funding or milestone.

The Company recognizes nonrecurring fees amortized over the remaining term of the loan commencing in the quarter relating to specific loan modifications. Certain fees may still be recognized as one-time fee income, including prepayment penalties, fees related to select covenant default waiver fees and acceleration of previously deferred loan fees and OID related to early loan pay-off or material modification of the specific debt outstanding. The Company recorded approximately $8.5 million and $4.4 million in one-time fee income during the years ended December 31, 2017 and December 31, 2016, respectively.

In addition, the Company may also be entitled to an exit fee that is amortized into income over the life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. At December 31, 2017, the Company had approximately $27.5 million in exit fees receivable, of which approximately $23.9 million was included as an offset to the cost basis of its current debt investments and approximately $3.6 million was deferred related to expired commitments. At December 31, 2016, the Company had approximately $32.8 million in exit fees receivable, of which approximately $30.3 million was included as an offset to the cost basis of the Company’s current debt investments and approximately $2.5 million was deferred related to expired commitments.

The Company has debt investments in its portfolio that contain a PIK provision. Contractual PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company will generally cease accruing PIK interest if there is insufficient value to support the accrual or management does not expect the portfolio company to be able to pay all principal and interest due. The Company recorded approximately $10.0 million and $7.8 million in PIK income in the years ended December 31, 2017 and 2016, respectively.

To maintain the Company’s ability to be subject to tax as a RIC, PIK and exit fee income generally must be accrued and distributed to stockholders in the form of dividends for U.S. federal income tax purposes even though the cash has not yet been collected. Amounts necessary to pay these distributions may come from available cash or the liquidation of certain investments.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in the years ended December 31, 2017 and December 31, 2016.

Other Income (Loss)

Other income (loss) generally consists of income or losses generated from sources other than the Company’s investment portfolio. There was no other income (loss) for the year ended December 31, 2017. For the year ended December 31, 2016, it consisted of litigation settlement proceeds and for the year ended December 31, 2015, it consisted of loss on extinguishment of debt. Other income (loss) is classified as a component of net investment income in the Company’s Consolidated Statement of Operations.

Equity Offering Expenses

The Company’s offering costs are charged against the proceeds from equity offerings when received.

Stock Based Compensation

The Company has issued and may, from time to time, issue additional stock options and restricted stock to employees under the Company’s 2004 Equity Incentive Plan and to Board members under the Company’s 2006 Equity Incentive Plan prior to its expiration on June 21, 2017. Management follows the guidelines set forth under ASC Topic 718, (“Compensation – Stock Compensation”) to account for stock options and restricted stocks granted. Under ASC Topic 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Income Taxes

The Company intends to operate so as to qualify to be subject to tax as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income (including gains) distributed as dividends for U.S. federal income tax purposes to stockholders. Taxable income includes the Company’s taxable interest, dividend and fee income, reduced by certain deductions, as well as taxable net realized securities gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as such gains or losses are not included in taxable income until they are realized.

As a RIC, the Company will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Company makes distributions treated as dividends for U.S. federal income tax purposes in a timely manner to its stockholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of the Company’s ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of the Company’s capital gain net income (adjusted for certain ordinary losses) for the 1-year period ending October 31 of each such calendar year and (3) any ordinary income and capital gain net income realized, but not distributed, in preceding calendar years (the “Excise Tax Avoidance Requirement”). The Company will not be subject to this excise tax on any amount on which the Company incurred U.S. federal corporate income tax (such as the tax imposed on a RIC’s retained net capital gains).

Depending on the level of taxable income earned in a taxable year, the Company may choose to carry over taxable income in excess of current taxable year distributions treated as dividends for U.S. federal income tax purposes from such taxable income into the next taxable year and incur a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of distributions treated as dividends for U.S. federal income tax purposes paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent the Company chooses to carry over taxable income into the next taxable year, distributions declared and paid by the Company in a taxable year may differ from the Company’s taxable income for that taxable year as such distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

The Company intends to distribute 100% of its spillover earnings from ordinary income for the taxable year ended December 31, 2017 to the Company’s stockholders during 2018. The Company distributed 100% of its spillover earnings, which consisted of ordinary income and long-term capital gains, from its taxable year ended December 31, 2016 to the Company’s stockholders during 2017.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and net realized securities gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their appropriate tax character. Permanent differences may also result from the change in the classification of certain items, such as the treatment of short-term gains as ordinary income for tax purposes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Also, recent tax legislation requires that income be recognized for tax purposes no later than when recognized for financial reporting purposes.

Earnings Per Share (“EPS”)

Basic EPS is calculated by dividing net earnings applicable to common shareholders by the weighted average number of common shares outstanding. Common shares outstanding includes common stock and restricted stock for which no future service is required as a condition to the delivery of the underlying common stock. Diluted EPS includes the determinants of basic EPS and, in addition, reflects the dilutive effect of the common stock deliverable pursuant to stock options and to restricted stock for which future service is required as a condition to the delivery of the underlying common stock.

Comprehensive Income

The Company reports all changes in comprehensive income in the Consolidated Statement of Operations. The Company did not have other comprehensive income in 2017, 2016, or 2015. The Company’s comprehensive income is equal to its net increase in net assets resulting from operations.

Distributions

Distributions to common stockholders are approved by the Board of Directors on a quarterly basis and the distribution payable is recorded on the ex-dividend date.

The Company maintains an “opt out” dividend reinvestment plan that provides for reinvestment of the Company’s distribution on behalf of the Company’s stockholders, unless a stockholder elects to receive cash. As a result, if the Company declares a distribution, cash distributions will be automatically reinvested in additional shares of its common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash distributions. During 2017, 2016, and 2015, the Company issued 163,584, 144,308, and 199,894 shares, respectively, of common stock to shareholders in connection with the dividend reinvestment plan.

Segments

The Company lends to and invests in portfolio companies in various technology-related industries including technology, drug discovery and development, biotechnology, life sciences, healthcare, and sustainable and renewable technology. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment.

Recent Accounting Pronouncements

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments – Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities,” which, among other things, requires that (i) all equity investments, other than equity-method investments, in unconsolidated entities generally be measured at fair value through earnings and (ii) an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. Additionally, the ASU changes the disclosure requirements for financial instruments. ASU 2016-01 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. The Company does not believe that ASU 2016-01 will have a material impact on its consolidated financial statements and disclosures.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842),” which, among other things, requires recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases under previous U.S GAAP. Additionally, the ASU requires the classification of all cash payments on leases within operating activities in the Consolidated Statement of Cash Flows. ASU 2016-02 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2018. Early adoption is permitted. The Company anticipates an increase in the recognition of right-of-use assets and lease liabilities, however, the Company does not believe that ASU 2016-02 will have a material impact on its consolidated financial statements and disclosures.

In March 2016, the FASB issued ASU 2016-09, “Compensation—Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting,” which, among other things, simplifies several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. ASU 2016-09 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2016. The Company has adopted this standard for the year ended December 31, 2017 and determined that the adoption did not have a material impact on its consolidated financial statements and disclosures.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments,” which addresses eight specific cash flow issues including, among other things, the classification of debt prepayment or debt extinguishment costs. ASU 2016-15 is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. The Company does not believe that ASU 2016-15 will have a material impact on its consolidated financial statements and disclosures.

In October 2016, the SEC adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. Implementation of the new or amended rules is required for reporting periods ending after August 1, 2017. The Company has reviewed the requirements and adopted the amendments to Regulation S-X on its consolidated financial statements and related disclosures for the periods presented.

In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230),” which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The new guidance is effective for interim and annual periods beginning after December 15, 2017. The amendment should be adopted retrospectively. The Company does not believe that ASU 2016-18 will have a material impact on its consolidated financial statements and disclosures.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables including escrow receivables, accounts payable and accrued liabilities, approximate the fair values of such items due to the short maturity of such instruments. The borrowings of the Company are recorded at amortized cost and not at fair value on the Consolidated Statement of Assets and Liabilities. The fair value of the Company’s outstanding borrowings is based on observable market trading prices or quotations and unobservable market rates as applicable for each instrument.

Based on market quotations on or around December 31, 2017, the 2022 Notes, 2021 Asset-Backed Notes and 2022 Convertible Notes were quoted for 1.014, 1.001 and 1.028 per dollar at par value, respectively. At December 31, 2017, the 2024 Notes were trading on the NYSE for $25.62 per unit at par value. The par value at underwriting for the 2024 Notes was $25.00 per unit. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of the SBA debentures is approximately $198.0 million, compared to the principal outstanding amount of $190.2 million as of December 31, 2017.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investments is discussed in Note 2.

The following tables provide additional information about the fair value and level in the fair value hierarchy of the Company’s outstanding borrowings at December 31, 2017 and December 31, 2016:

(in thousands) Description(1)	December 31, 2017	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
2021 Asset-Backed Notes	$49,199	$—	$49,199	$—
2022 Convertible Notes	236,470	—	236,470	—
2022 Notes	152,091	—	152,091	—
2024 Notes	188,061	—	188,061	—
SBA Debentures	198,038	—	—	198,038

Total	$823,859	$—	$625,821	$198,038

(in thousands) Description	December 31, 2016	Identical Assets (Level 1)	Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Wells Facility	$5,016	$—	$—	$5,016
2021 Asset-Backed Notes	109,376	—	109,376	—
April 2019 Notes(2)	65,909	—	65,909	—
September 2019 Notes(2)	46,920	—	46,920	—
2024 Notes	256,919	—	256,919	—
SBA Debentures	202,364	—	—	202,364

Total	$686,504	$—	$479,124	$207,380

(1)	As of December 31, 2017, there were no borrowings outstanding on both the Well Facility and Union Facility.
(2)	The 2019 Notes were redeemed in full on February 24, 2017.

4. Borrowings

Outstanding Borrowings

At December 31, 2017 and December 31, 2016, the Company had the following available and outstanding borrowings:

	December 31, 2017			December 31, 2016
(in thousands)	Total Available	Principal	Carrying Value(1)	Total Available	Principal	Carrying Value(1)
SBA Debentures(2)	$190,200	$190,200	$188,141	$190,200	$190,200	$187,501
2019 Notes(3)	—	—	—	110,364	110,364	108,818
2022 Notes	150,000	150,000	147,572	—	—	—
2024 Notes	183,510	183,510	179,001	252,873	252,873	245,490
2021 Asset-Backed Notes	49,153	49,153	48,650	109,205	109,205	107,972
2022 Convertible Notes	230,000	230,000	223,488	—	—	—
Wells Facility(4)	120,000	—	—	120,000	5,016	5,016
Union Bank Facility(4)	75,000	—	—	75,000	—	—

Total	$997,863	$802,863	$786,852	$857,642	$667,658	$654,797

(1)

Except for the Wells Facility and Union Bank Facility, all carrying values represent the principal amount outstanding less the remaining unamortized debt issuance costs and unaccreted premium or discount, if any, associated with the loan as of the balance sheet date.

(2)

At both December 31, 2017 and December 31, 2016, the total available borrowings under the SBA debentures were $190.2 million, of which $41.2 million was available in HT II and $149.0 million was available in HT III.

(3)	The 2019 Notes were redeemed in full on February 24, 2017.
(4)	Availability subject to the Company meeting the borrowing base requirements.

Debt issuance costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing and are recognized as prepaid expenses and amortized over the life of the related debt instrument using the effective yield method or the straight-line method, which closely approximates the effective yield method. In accordance with ASC Subtopic 835-30 (“Interest—Imputation of Interest”), debt issuance costs are presented as a reduction to the associated liability balance on the Consolidated Statement of Assets and Liabilities, except for debt issuance costs associated with line-of-credit arrangements. Debt issuance costs, net of accumulated amortization, as of December 31, 2017 and December 31, 2016 were as follows:

(in thousands)	December 31, 2017	December 31, 2016
SBA Debentures	$2,059	$2,699
2019 Notes(1)	—	1,546
2022 Notes	1,633	—
2024 Notes	4,591	7,482
2021 Asset-Backed Notes	503	1,233
2022 Convertible Notes	3,715	—
Wells Facility(2)	227	501
Union Bank Facility(2)	379	768

Total	$13,107	$14,229

(1)	The 2019 Notes were redeemed in full on February 24, 2017.
(2)

As the Wells Facility and Union Bank Facility are line-of-credit arrangements, the debt issuance costs associated with these instruments are presented separately as an asset on the Consolidated Statement of Assets and Liabilities in accordance with ASC Subtopic 835-30.

Long-Term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, a SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. With the Company’s net investment of $44.0 million in HT II as of December 31, 2017, HT II has the capacity to issue a total of $41.2 million of SBA guaranteed debentures, subject to SBA approval, of which $41.2 million was outstanding as of December 31, 2017. As of December 31, 2017, HT II has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of December 31, 2017, the Company held investments in HT II in 34 companies with a fair value of approximately $90.3 million, accounting for approximately 5.8% of the Company’s total investment portfolio. HT II held approximately $111.8 million in assets and accounted for approximately 5.4% of the Company’s total assets prior to consolidation at December 31, 2017.

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. With the Company’s net investment of $74.5 million in HT III as of December 31, 2017, HT III has the capacity to issue a total of $149.0 million of SBA guaranteed debentures, subject to SBA approval, of which $149.0 million was outstanding as of December 31, 2017. As of December 31, 2017, HT III has paid the SBA commitment fees and facility fees of approximately $1.5 million and $3.6 million, respectively. As of December 31, 2017, the Company held investments in HT III in 48 companies with a fair value of approximately $229.1 million, accounting for approximately 14.9% of the Company’s total portfolio. HT III held approximately $284.0 million in assets and accounted for approximately 13.8% of the Company’s total assets prior to consolidation at December 31, 2017.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $19.5 million and have average annual fully taxed net income not exceeding $6.5 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” enterprises as defined by the SBA. A smaller enterprise is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through the Company’s wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to the Company if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect the Company because HT II and HT III are the Company’s wholly owned subsidiaries. HT II and HT III were in compliance with the terms of the SBIC’s leverage as of December 31, 2017 as a result of having sufficient capital as defined under the SBA regulations.

The rates of borrowings under various draws from the SBA beginning in March 2009 are set semiannually in March and September and range from 2.25% to 4.62% excluding annual fees. Interest payments on SBA debentures are payable semiannually. There are no principal payments required on these issues prior to maturity and no prepayment penalties. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of March 2009, the initial maturity of SBA debentures will occur in March 2019. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year in which the underlying commitment was closed. The annual fees on other debentures have been set at 0.906%. The annual fees related to HT III debentures that pooled on March 27, 2013 were 0.804%. The annual fees on other debentures have been set at 0.515%. The rates of borrowings on the Company’s SBA debentures range from 3.05% to 5.53% when including these annual fees.

The average amount of debentures outstanding for the year ended December 31, 2017 for HT II was approximately $41.2 million with an average interest rate of approximately 4.49%. The average amount of debentures outstanding for the year ended December 31, 2017 for HT III was approximately $149.0 million with an average interest rate of approximately 3.41%.

For the years ended December 31, 2017, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the SBA debentures are as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Interest expense	$6,969	$6,988	$6,969
Amortization of debt issuance cost (loan fees)	640	671	667

Total interest expense and fees	$7,609	$7,659	$7,636

Cash paid for interest expense	$6,942	$6,961	$6,942

In aggregate, at December 31, 2017, with the Company’s net investment of $118.5 million, HT II and HT III have the capacity to issue a total of $190.2 million of SBA-guaranteed debentures, subject to SBA approval. At December 31, 2017, the Company has issued $190.2 million in SBA-guaranteed debentures in the Company’s SBIC subsidiaries.

The Company reported the following SBA debentures outstanding principal balances as of December 31, 2017 and 2016:

(in thousands) Issuance/Pooling Date	Maturity Date	Interest Rate(1)	December 31, 2017	December 31, 2016
March 25, 2009	March 1, 2019	5.53%	$18,400	$18,400
September 23, 2009	September 1, 2019	4.64%	3,400	3,400
September 22, 2010	September 1, 2020	3.62%	6,500	6,500
September 22, 2010	September 1, 2020	3.50%	22,900	22,900
March 29, 2011	March 1, 2021	4.37%	28,750	28,750
September 21, 2011	September 1, 2021	3.16%	25,000	25,000
March 21, 2012	March 1, 2022	3.28%	25,000	25,000
March 21, 2012	March 1, 2022	3.05%	11,250	11,250
September 19, 2012	September 1, 2022	3.05%	24,250	24,250
March 27, 2013	March 1, 2023	3.16%	24,750	24,750

Total SBA Debentures			$190,200	$190,200

(1)	Interest rate includes annual charge

2019 Notes

In April and July 2012, the Company issued $84.5 million in aggregate principal amount of 7.00% notes due 2019 (the “April 2019 Notes”). In September and October 2012, the Company issued $85.9 million in aggregate principal amount of 7.00% notes due 2019 (the “September 2019 Notes”). The April 2019 Notes and September 2019 Notes are together referred to as the “2019 Notes.”

In April 2015, the Company redeemed $20.0 million of the $84.5 million issued and outstanding aggregate principal amount of April 2019 Notes, as previously approved by the Board of Directors. In December 2015, the Company redeemed $40.0 million of the $85.9 million issued and outstanding aggregate principal amount of September 2019 Notes, as previously approved by the Board of Directors. The remaining 2019 Notes were fully redeemed on February 24, 2017.

As of December 31, 2016, the 2019 Notes payable outstanding principal balance consisted of:

(in thousands)	December 31, 2016
April 2019 Notes	$64,490
September 2019 Notes	45,874

Total 2019 Notes principal outstanding	$110,364

The April 2019 Notes bore interest at a rate of 7.00% per year and traded on the NYSE under the trading symbol “HTGZ.” The September 2019 Notes bore interest at a rate of 7.00% per year and traded on the NYSE under the trading symbol “HTGY.” For the years ended December 31, 2017, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the 2019 Notes are as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Interest expense	$1,159	$7,725	$10,899
Amortization of debt issuance cost (loan fees)	1,546	639	2,167

Total interest expense and fees	$2,705	$8,364	$13,066

Cash paid for interest expense	$1,911	$7,726	$11,132

2022 Notes

On October 23, 2017, the Company issued $150.0 million in aggregate principal amount of 4.625% Notes due 2022 (the “2022 Notes”). The 2022 Notes were issued pursuant to an Indenture, dated September 7, 2017 (the “2022 Notes Indenture”), between the Company and U.S. Bank, National Association, as trustee (the “2022 Trustee”). The sale of the 2022 Notes generated net proceeds of approximately $147.5 million, including a public offering discount of $826,500. Aggregate estimated offering expenses in connection with the transaction, including the underwriter’s discounts and commissions of approximately $975,000, were approximately $1.7 million.

The 2022 Notes mature on October 23, 2022, unless previously repurchased in accordance with their terms. The 2022 Notes bear interest at a rate of 4.625% per year payable semiannually in arrears on April 23 and October 23 of each year, commencing on April 23, 2018.

The 2022 Notes are unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated, or junior, in right of payment to the 2022 Notes. The 2022 Notes are not guaranteed by any of the Company’s current or future subsidiaries. The 2022 Notes rank pari passu, or equally, in right of payment with all of the Company’s existing and future liabilities that are not so subordinated, or junior. The 2022 Notes effectively rank subordinated, or junior, to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness. The 2022 Notes rank structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by subsidiaries, financing vehicles or similar facilities of the Company.

The Company may redeem some or all of the 2022 Notes at any time, or from time to time, at the redemption price set forth under the terms of the indenture after September 23, 2022. No sinking fund is provided for the 2022 Notes. The 2022 Notes were issued in denominations of $2,000 and integral multiples of $1,000 thereof. As of December 31, 2017, the Company was in compliance with the terms of the 2022 Notes Indenture.

As of December 31, 2017, the components of the carrying value of the 2022 Notes were as follows:

(in thousands)	December 31, 2017
Principal amount of debt	$150,000
Unamortized debt issuance cost	(1,633)
Original issue discount, net of accretion	(795)

Carrying value of 2022 Notes	$147,572

For the years ended December 31, 2017, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the 2022 Notes are as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Interest expense	$1,305	$—	$—
Amortization of debt issuance cost (loan fees)	49	—	—
Accretion of original issue discount	31	—	—

Total interest expense and fees	$1,385	$—	$—

Cash paid for interest expense	$—	$—	$—

2024 Notes

On July 14, 2014, the Company and U.S. Bank, N.A. (the “2024 Trustee”), entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Base Indenture between the Company and the 2024 Trustee, dated July 14, 2014, relating to the Company’s issuance, offer and sale of $100.0 million aggregate principal amount of 6.25% unsecured notes due 2024 (the “2024 Notes”). On August 6, 2014, the underwriters issued notification to exercise their over-allotment option for an additional $3.0 million in aggregate principal amount of the 2024 Notes.

On May 2, 2016, the Company closed an underwritten public offering of an additional $72.9 million in aggregate principal amount of the 2024 Notes. The $72.9 million in aggregate principal amount includes $65.4 million from the initial offering on April 21, 2016 and $7.5 million as a result of underwriters exercising a portion of their option to purchase up to an additional $9.8 million in aggregate principal to cover overallotments on April 29, 2016.

On June 27, 2016, the Company closed an underwritten public offering of an additional $60.0 million in aggregate principal amount of the 2024 Notes. On June 30, 2016, the underwriters exercised their option to purchase up to an additional $9.0 million in aggregate principal to cover overallotments, resulting in total aggregate principal of $69.0 million from the offering.

On October 11, 2016, the Company entered into a debt distribution agreement, pursuant to which it may offer for sale, from time to time, up to $150.0 million in aggregate principal amount of 2024 Notes through FBR Capital Markets & Co. acting as its sales agent (the “2024 Notes Agent”). Sales of the 2024 Notes may be made in negotiated transactions or transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the NYSE, or similar securities exchange or sales made through a market maker other than on an exchange at prices related to prevailing market prices or at negotiated prices.

The 2024 Notes Agent receives a commission from the Company equal to up to 2.00% of the gross sales of any 2024 Notes sold through the 2024 Notes Agent under the debt distribution agreement. The 2024 Notes Agent is not required to sell any specific principal amount of the 2024 Notes, but will use its commercially reasonable efforts consistent with its sales and trading practices to sell the 2024 Notes. The 2024 Notes are expected to trade “flat,” which means that purchasers in the secondary market will not pay, and sellers will not receive, any accrued and unpaid interest on the 2024 Notes that is not reflected in the trading price.

During the year ended December 31, 2017, the Company sold 225,457 notes for approximately $5.6 million in aggregate principal amount. During the year ended December 31, 2016, the Company sold 317,125 notes for approximately $7.9 million in aggregate principal amount. As of December 31, 2017, approximately $136.4 million in aggregate principal amount remains available for issuance and sale under the debt distribution agreement.

All issuances of 2024 Notes rank equally in right of payment and form a single series of notes.

The 2024 Notes will mature on July 30, 2024 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after July 30, 2017, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The 2024 Notes bear interest at a rate of 6.25% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2014, and trade on the NYSE under the trading symbol “HTGX.”

On October 24, 2017, the Board of Directors approved a redemption of $75.0 million of outstanding aggregate principal amount of the 2024 Notes. The Company redeemed this portion of the 2024 Notes on November 23, 2017. See “Note 14—Subsequent Events.”

The 2024 Notes are the Company’s direct unsecured obligations and rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness; (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the 2024 Notes; (iii) effectively subordinated to all the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Base Indenture, as supplemented by the Third Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18 (a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to comply with the restrictions on dividends and other distributions as well as the purchase of capital stock set forth in Section 18(a)(1)(B) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the Third Supplemental Indenture. The Base Indenture, as supplemented by the Third Supplemental Indenture, also contains certain reporting requirements, including a requirement that the Company provide financial information to the holders of the 2024 Notes and the 2024 Trustee if the Company should no longer be subject to the reporting requirements under the Exchange Act of 1934, as amended (the “Exchange Act”). The Base Indenture provides for customary events of default and further provides that the 2024 Trustee or the holders of 25% in aggregate principal amount of the outstanding 2024 Notes in a series may declare such 2024 Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. As of December 31, 2017, the Company was in compliance with the terms of the Base Indenture as supplemented by the Third Supplemental Indenture.

As of December 31, 2017 and December 31, 2016, the components of the carrying value of the 2024 Notes were as follows:

(in thousands)	December 31, 2017	December 31, 2016
Principal amount of debt	$183,510	$252,873
Unamortized debt issuance cost	(4,591)	(7,482)
Original issue premium, net of amortization	82	99

Carrying value of 2024 Notes	$179,001	$245,490

For the years ended December 31, 2017, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the 2024 Notes are as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Interest expense	$15,610	$11,775	$6,437
Amortization of debt issuance cost (loan fees)	3,050	686	333
Amortization of original issue premium	(56)	3	—

Total interest expense and fees	$18,604	$12,464	$6,770

Cash paid for interest expense	$16,370	$10,873	$6,437

2021 Asset-Backed Notes

On November 13, 2014, the Company completed a $237.4 million term debt securitization in connection with which an affiliate of the Company made an offer of $129.3 million in aggregate principal amount of fixed-rate asset-backed notes (the “2021 Asset-Backed Notes”), which were rated A(sf) by Kroll Bond Rating Agency, Inc. The 2021 Asset-Backed Notes were sold by Hercules Capital Funding Trust 2014-1 pursuant to a note purchase agreement, dated as of November 13, 2014, by and among the Company, Hercules Capital Funding 2014-1, LLC as trust depositor (the “2014 Trust Depositor”), Hercules Capital Funding Trust 2014-1 as issuer (the “2014 Securitization Issuer”), and Guggenheim Securities, LLC, as initial purchaser, and are backed by a pool of senior loans made to certain of the Company’s portfolio companies and secured by certain assets of those portfolio companies and are to be serviced by the Company. The securitization has an 18-month reinvestment period during which time principal collections may be reinvested into additional eligible loans. Interest on the 2021 Asset-Backed Notes is paid, to the extent of funds available, at a fixed rate of 3.524% per annum. The 2021 Asset-Backed Notes have a stated maturity of April 16, 2021.

As part of this transaction, the Company entered into a sale and contribution agreement with the 2014 Trust Depositor under which the Company has agreed to sell or have contributed to the 2014 Trust Depositor certain senior loans made to certain of the Company’s portfolio companies (the “2014 Loans”). The Company has made customary representations, warranties and covenants in the sale and contribution agreement with respect to the 2014 Loans as of the date of their transfer to the 2014 Trust Depositor.

In connection with the issuance and sale of the 2021 Asset-Backed Notes, the Company has made customary representations, warranties and covenants in the note purchase agreement. The 2021 Asset-Backed Notes are secured obligations of the 2014 Securitization Issuer and are non-recourse to the Company. The 2014 Securitization Issuer also entered into an indenture governing the 2021 Asset-Backed Notes, which includes customary representations, warranties and covenants. The 2021 Asset-Backed Notes were sold without being registered under the Securities Act (A) in the United States to “qualified institutional buyers” as defined in Rule 144A under the Securities Act and to institutional “accredited investors” (as defined in Rules 501(a)(1), (2), (3) or (7) under the Securities Act) who in each case, are “qualified purchasers” as defined in Section 2(a)(51)(A) of the 1940 Act and pursuant to an exemption under the Securities Act and (B) to non-U.S. purchasers acquiring interest in the 2021 Asset-Backed Notes outside the United States in accordance with Regulation S under the Securities Act. The 2014 Securitization Issuer is not registered under the 1940 Act in reliance on an exemption provided by Section 3(c)(7) thereof and Rule 3a-7 thereunder. In addition, the 2014 Trust Depositor entered into an amended and restated trust agreement in respect of the 2014 Securitization Issuer, which includes customary representation, warranties and covenants.

The 2014 Loans are serviced by the Company pursuant to a sale and servicing agreement, which contains customary representations, warranties and covenants. The Company performs certain servicing and administrative functions with respect to the 2014 Loans. The Company is entitled to receive a monthly fee from the 2014 Securitization Issuer for servicing the 2014 Loans. This servicing fee is equal to the product of one-twelfth (or in the case of the first payment date, a fraction equal to the number of days from and including October 5, 2014 through and including December 5, 2014 over 360) of 2.00% and the aggregate outstanding principal balance of the 2014 Loans plus collections on deposit in the 2014 Securitization Issuer’s collections account, as of the first day of the related collection period (the period from the 5th day of the immediately preceding calendar month through the 4th day of the calendar month in which a payment date occurs, and for the first payment date, the period from and including October 5, 2014, to the close of business on December 5, 2014). The Company also serves as administrator to the 2014 Securitization Issuer under an administration agreement, which includes customary representations, warranties and covenants.

At December 31, 2017 and December 31, 2016, the 2021 Asset-Backed Notes had an outstanding principal balance of $49.2 million and $109.2 million, respectively.

For the years ended December 31, 2017, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the 2021 Asset-Backed Notes are as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Interest expense	$2,830	$4,366	$4,557
Amortization of debt issuance cost (loan fees)	731	1,071	902

Total interest expense and fees	$3,561	$5,437	$5,459

Cash paid for interest expense	$3,036	$4,396	$4,557

Under the terms of the 2021 Asset-Backed Notes, the Company is required to maintain a reserve cash balance, funded through interest and principal collections from the underlying securitized debt portfolio, which may be used to pay monthly interest and principal payments on the 2021 Asset-Backed Notes. The Company has segregated these funds and classified them as restricted cash. There was approximately $3.7 million and $8.3 million of restricted cash as of December 31, 2017 and December 31, 2016, respectively, funded through interest collections.

Convertible Notes

2016 Convertible Notes

In April 2011, the Company issued $75.0 million in aggregate principal amount of 6.00% convertible notes due 2016 (the “2016 Convertible Notes”). The 2016 Convertible Notes were fully settled on or before their contractual maturity date of April 15, 2016.

Prior to the close of business on October 14, 2015, holders were able to convert their 2016 Convertible Notes only under certain circumstances set forth in the indenture governing the 2016 Convertible Notes. On or after October 15, 2015 until the close of business on the scheduled trading day immediately preceding the maturity date, holders were able to convert their 2016 Convertible Notes at any time. Throughout the life of the 2016 Convertible Notes, holders of approximately $74.8 million of the 2016 Convertible Notes exercised their conversion rights. These 2016 Convertible Notes were settled with a combination of cash equal to the outstanding principal amount of the 2016 Convertible Notes and approximately 1.6 million shares of the Company’s common stock, or $24.3 million.

The 2016 Convertible Notes were accounted for in accordance with ASC Subtopic 470-20 (“Debt Instruments with Conversion and Other Options”). In accounting for the 2016 Convertible Notes, the Company estimated at the time of issuance that the values of the debt and the embedded conversion feature of the 2016 Convertible Notes were approximately 92.8% and 7.2%, respectively. The original issue discount of 7.2% attributable to the conversion feature of the 2016 Convertible Notes was recorded in “capital in excess of par value” in the Consolidated Statement of Assets and Liabilities. As a result, the Company recorded interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 8.1%.

For the years ended December 31, 2017, 2016 and 2015, the components of interest expense, fees and cash paid for interest expense for the 2016 Convertible Notes were as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Interest expense	$—	$352	$1,007
Amortization of debt issuance cost (loan fees)	—	44	131
Accretion of original issue discount	—	82	246

Total interest expense and fees	$—	$478	$1,384

Cash paid for interest expense	$—	$440	$1,057

The estimated effective interest rate of the debt component of the 2016 Convertible Notes, equal to the stated interest of 6.0% plus the accretion of the original issue discount, was approximately 8.1% for the year ended December 31, 2016.

2022 Convertible Notes

On January 25, 2017, the Company issued $230.0 million in aggregate principal amount of 4.375% Convertible Notes due 2022 (the “2022 Convertible Notes”), which amount includes the additional $30.0 million aggregate principal amount of 2022 Convertible Notes issued pursuant to the initial purchaser’s exercise in full of its overallotment option. The 2022 Convertible Notes were issued pursuant to an Indenture, dated January 25, 2017 (the “2022 Convertible Notes Indenture”), between the Company and U.S. Bank, National Association, as trustee (the “2022 Trustee”). The sale of the 2022 Convertible Notes generated net proceeds of approximately $225.5 million, including $4.5 million of debt issuance costs.

The 2022 Convertible Notes mature on February 1, 2022, unless previously converted or repurchased in accordance with their terms. The 2022 Convertible Notes bear interest at a rate of 4.375% per year payable semiannually in arrears on February 1 and August 1 of each year, commencing on August 1, 2017.

The 2022 Convertible Notes are unsecured obligations of the Company and rank senior in right of payment to the Company’s future indebtedness that is expressly subordinated in right of payment to the 2022 Convertible Notes; equal in right of payment to the Company’s existing and future indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

Prior to the close of business on the business day immediately preceding August 1, 2021, holders may convert their 2022 Convertible Notes only under certain circumstances set forth in the 2022 Convertible Notes Indenture. On or after August 1, 2021 until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their 2022 Convertible Notes at any time. Upon conversion, the Company will pay or deliver, as the case may be, at its election, cash, shares of its common stock or a combination of cash and shares of its common stock. The conversion rate is initially 60.9366 shares of common stock per $1,000 principal amount of 2022 Convertible Notes (equivalent to an initial conversion price of approximately $16.41 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the maturity date, the Company will increase the conversion rate for a holder who elects to convert its 2022 Convertible Notes in connection with such a corporate event in certain circumstances. As of December 31, 2017, the conversion rate was 60.9366 shares of common stock per $1,000 principal amount of Convertible Senior Notes (equivalent to an adjusted conversion price of approximately $16.41 per share of common stock).

The Company may not redeem the 2022 Convertible Notes at its option prior to maturity. No sinking fund is provided for the 2022 Convertible Notes. In addition, if certain corporate events occur, holders of the 2022 Convertible Notes may require the Company to repurchase for cash all or part of their 2022 Convertible Notes at a repurchase price equal to 100% of the principal amount of the 2022 Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The 2022 Convertible Notes Indenture contains certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) of the 1940 Act and to provide financial information to the holders of the 2022 Convertible Notes and the 2022 Trustee if the Company ceases to be subject to the reporting requirements of the Exchange Act. These covenants are subject to important limitations and exceptions that are described in the 2022 Convertible Notes Indenture. The Company offered and sold the 2022 Convertible Notes to the initial purchaser in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, for resale by the initial purchaser to qualified institutional buyers (as defined in the Securities Act) pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the initial purchaser in connection with the sale of the 2022 Convertible Notes.

The 2022 Convertible Notes are accounted for in accordance with ASC Subtopic 470-20 (“Debt Instruments with Conversion and Other Options”). In accounting for the 2022 Convertible Notes, the Company estimated at the time of issuance that the values of the debt and the embedded conversion feature of the 2022 Convertible Notes were approximately 98.5% and 1.5%, respectively. The original issue discount of 1.5% or $3.4 million, attributable to the conversion feature of the 2022 Convertible Notes was recorded in “capital in excess of par value” in the Consolidated Statement of Assets and Liabilities. As a result, the Company records interest expense comprised of both stated interest expense as well as accretion of the original issue discount resulting in an estimated effective interest rate of approximately 4.76%.

As of December 31, 2017, the components of the carrying value of the 2022 Convertible Notes were as follows:

(in thousands)	December 31, 2017
Principal amount of debt	$230,000
Unamortized debt issuance cost	(3,715)
Original issue discount, net of accretion	(2,797)

Carrying value of 2022 Convertible Notes	$223,488

For the years ended December 31, 2017, 2016 and 2015, the components of interest expense, fees and cash paid for interest expense for the 2022 Convertible Notes were as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Interest expense	$9,392	$—	$—
Amortization of debt issuance cost (loan fees)	781	—	—
Accretion of original issue discount	615	—	—

Total interest expense and fees	$10,788	$—	$—

Cash paid for interest expense	$5,199	$—	$—

The estimated effective interest of the debt component of the 2022 Convertible Notes, equal to the stated interest rate of 4.375% plus the accretion of the original issue discount, was approximately 4.76% for the year ended December 31, 2017. As of December 31, 2017, the Company was in compliance with the terms of the indentures governing the 2022 Convertible Notes.

Credit Facilities

As of December 31, 2017and December 31, 2016, the Company has two available secured credit facilities, the Wells Facility and the Union Bank Facility.

Wells Facility

On June 29, 2015, the Company, through a special purpose wholly-owned subsidiary, Hercules Funding II LLC (“Hercules Funding II”), entered into an Amended and Restated Loan and Security Agreement (the “Wells Facility”) with Wells Fargo Capital Finance, LLC, as a lender and as the arranger and the administrative agent, and the lenders party thereto from time to time.

The Wells Facility matures on August 2, 2019, unless terminated sooner in accordance with its terms.

Under the Wells Facility, Wells Fargo Capital Finance, LLC made commitments of $75.0 million. Alostar Bank of Commerce made commitments of $20.0 million, and Everbank Commercial Finance Inc. made commitments of $25.0 million. The Wells Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $300.0 million, funded by additional lenders and with the agreement of Wells Fargo and subject to other customary conditions. The Company expects to continue discussions with various other potential lenders to join the facility; however, there can be no assurances that additional lenders will join the Wells Facility. Borrowings under the Wells Facility generally bear interest at a rate per annum equal to LIBOR plus 3.25%, and the Wells Facility has an advance rate of 50% against eligible debt investments. The

Wells Facility is secured by all of the assets of Hercules Funding II. The Wells Facility requires payment of a non-use fee on a scale of 0.0% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. For the years ended December 31, 2017 and 2016, this non-use fee was approximately $604,000 and $483,000, respectively.

The Wells Facility also includes various financial and other covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to Hercules Funding II, including covenants relating to certain changes of control of the Company and Hercules Funding II. Among other things, these covenants also require the Company to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount, when added to outstanding subordinated indebtedness, that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014.

As of December 31, 2017, the minimum tangible net worth covenant has increased to $737.0 million as a result of the March 2015 follow-on public offering of 7.6 million shares of common stock for total gross proceeds of approximately $100.4 million, the issuance of 7.3 million shares of common stock issued under an At-The-Market (“ATM”) equity distribution agreement (the “Prior Equity Distribution Agreement”) with JMP Securities (“JMP”) for gross proceeds of $95.0 million during the year ended December 31, 2016 and the issuance of 4.9 million shares of common stock issued under the Prior Equity Distribution Agreement and a new ATM equity distribution agreement in September 2017 (the “Equity Distribution Agreement”) with JMP for gross proceeds of $67.9 million during the year ended December 31, 2017. See “Note 6—Stockholder’s Equity.”

The Wells Facility provides for customary events of default, including, without limitation, with respect to payment defaults, breach of representations and covenants, certain key person provisions, cross acceleration provisions to certain other debt, lien and judgment limitations, and bankruptcy.

On June 20, 2011 the Company paid $1.1 million in structuring fees in connection with the original Wells Facility. In connection with an amendment to the original Wells Facility in August 2014, the Company paid an additional $750,000 in structuring fees and in connection with the amendment in December 2015, the Company paid an additional $188,000 in structuring fees. These fees are being amortized through the end of the term of the Wells Facility.

The Company had aggregate draws of $8.5 million on the available facility during the year ended December 31, 2017 offset by repayments of $13.5 million. There were no borrowings outstanding on the facility as of December 31, 2017 and $5.0 million of borrowings outstanding on this facility at December 31, 2016.

For the years ended December 31, 2017, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the Wells Facility are as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Interest expense	$2	$539	$578
Amortization of debt issuance cost (loan fees)	324	492	361

Total interest expense and fees	$326	$1,031	$939

Cash paid for interest expense	$41	$577	$402

Union Bank Facility

On May 5, 2016, the Company, through a special purpose wholly owned subsidiary, Hercules Funding III LLC (“Hercules Funding III”), as borrower, entered into the credit facility (the “Union Bank Facility”) with MUFG Union Bank, as the arranger and administrative agent, and the lenders party to the Union Bank Facility from time to time. The Union Bank Facility replaced the company’s credit facility (the “Prior Union Bank

Facility”) entered into on August 14, 2014 (as amended and restated from time to time) with MUFG Union Bank, as the arranger and administrative agent, and the lenders party to the Prior Union Bank Facility from time to time. Any references to amounts related to the Union Bank Facility prior to May 5, 2016 were incurred and relate to the Prior Union Bank Facility.

On July 18, 2016, the Company entered into the First Amendment to the Loan and Security Agreement, dated as of May 5, 2016 with MUFG Union Bank, N.A. The Amendment amends certain definitions relating to borrowings which accrue interest based on the London Interbank Offered Rate (“LIBOR Loans”) and (ii) the method(s) for calculating interest on and the paying of certain fees related to such LIBOR Loans.

Under the Union Bank Facility, MUFG Union Bank made commitments of $75.0 million. The Union Bank Facility contains an accordion feature, in which the Company can increase the credit line up to an aggregate of $200.0 million, funded by additional lenders and with the agreement of MUFG Union Bank and subject to other customary conditions. There can be no assurances that additional lenders will join the Union Bank Facility to increase available borrowings. Borrowings under the Union Bank Facility generally bear interest at either (i) if such borrowing is a base rate loan, a base rate per annum equal to the federal funds rate plus 1.00%, LIBOR plus 1.00% or MUFG Union Bank’s prime rate, in each case, plus a margin of 1.25% or (ii) if such borrowing is a LIBOR loan, a rate per annum equal to LIBOR plus 3.25%, and the Union Bank Facility generally has an advance rate of 50% against eligible debt investments. The Union Bank Facility is secured by all of the assets of Hercules Funding III.

The Company paid a one-time $562,500 structuring fee in connection with the Union Bank Facility. The Union Bank Facility requires payment of a non-use fee during the revolving credit availability period on a scale of 0.25% to 0.50% depending on the average monthly outstanding balance under the facility relative to the maximum amount of commitments at such time. Although the Company did not incur any non-use fees under the Union Bank Facility prior to May 5, 2016, for the years ended December 31, 2017 and 2016, the Company incurred non-use fees under the Union Bank Facility and Prior Union Bank Facility of approximately $380,000 and $356,000, respectively.

The Union Bank Facility also includes various financial and other covenants applicable to the Company and the Company’s subsidiaries, in addition to those applicable to Hercules Funding III, including covenants relating to certain changes of control of the Company and Hercules Funding III. Among other things, these covenants also require the Company to maintain certain financial ratios, including a maximum debt to worth ratio, minimum interest coverage ratio, minimum portfolio funding liquidity, and a minimum tangible net worth in an amount that is in excess of $500.0 million plus 90% of the cumulative amount of equity raised after June 30, 2014.

As of December 31, 2017, the minimum tangible net worth covenant increased to $783.9 million as a result of the March 2015 follow-on public offering of 7.6 million shares of common stock for total net proceeds of approximately $100.1 million, the issuance of 7.3 million shares of common stock issued under the Prior Equity Distribution Agreement for net proceeds of $92.8 million during the year ended December 31, 2016, and the issuance of 4.9 million shares of common stock issued under the Prior Equity Distribution Agreement and the Equity Distribution Agreement for net proceeds of $66.9 million during the year ended December 31, 2017. See “Note 6—Stockholder’s Equity.”

The Union Bank Facility provides for customary events of default, including with respect to payment defaults, breach of representations and covenants, servicer defaults, certain key person provisions, cross default provisions to certain other debt, lien and judgment limitations, and bankruptcy.

The Union Bank Facility matures on May 5, 2020, unless terminated sooner in accordance with its terms.

In connection with the Union Bank Facility, the Company and Hercules Funding III also entered into the Sale Agreement, by and among Hercules Funding III, as borrower, the Company, as originator and servicer, and

MUFG Union Bank, as agent. Under the Sale Agreement, the Company agrees to (i) sell or transfer certain loans to Hercules Funding III under the Union Bank Facility and (ii) act as servicer for the loans sold or transferred.

The Company did not make any draws or repayments on the available facility during the year ended December 31, 2017. The Company had aggregate draws of $90.0 million during the year ended December 31, 2016 offset by repayments of $90.0 million. At December 31, 2017 and 2016, there were no borrowings outstanding on the Union Bank Facility.

For the years ended December 31, 2017, 2016 and 2015, the components of interest expense and related fees and cash paid for interest expense for the previous and current Union Bank Facility are as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Interest expense	$—	$189	$—
Amortization of debt issuance cost (loan fees)	388	356	61

Total interest expense and fees	$388	$545	$61

Cash paid for interest expense	$80	$38	$—

5. Income Taxes

The Company intends to operate so as to qualify to be subject to tax as a RIC under Subchapter M of the Code and, as such, will not be subject to U.S. federal income tax on the portion of taxable income (including gains) distributed as dividends for U.S. federal income tax purposes to stockholders. Taxable income includes the Company’s taxable interest, dividend and fee income, reduced by certain deductions, as well as taxable net realized securities gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as such gains or losses are not included in taxable income until they are realized.

To qualify and be subject to tax as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing dividends of an amount generally at least equal to 90% of its investment company taxable income, as defined by the Code and determined without regard to any deduction for distributions paid, to its stockholders. The amount to be paid out as a distribution is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividend distributions declared, however, a portion of the total amount of the Company’s distributions for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their appropriate tax character. Permanent differences may also result from the change in the classification of short-term gains as ordinary income for tax purposes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Also, recent tax legislation requires that income be recognized for tax purposes no later than when recognized for financial reporting purposes.

During the year ended December 31, 2017 and 2016, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to accelerated revenue recognition for income tax purposes, respectively, as follows:

	Year Ended December 31,
(in thousands)	2017	2016
Undistributed net investment income (distributions in excess of investment income)	$1,347	$1,644
Accumulated realized gains	6,916	5,034
Additional paid-in capital	(8,263)	(7,020)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long-term capital gains or a combination thereof. The tax character of distributions paid for the year ended December 31, 2017 was ordinary income in the amount of $89.3 million and long-term capital gains in the amount of $13.2 million. The tax character of distributions paid for the year ended December 31, 2016 was ordinary income in the amount of $91.1 million.

The aggregate gross unrealized appreciation of the Company’s investments over cost for U.S. federal income tax purposes was $32.5 million and $24.7 million as of December 31, 2017 and 2016, respectively. The aggregate gross unrealized depreciation of the Company’s investments under cost for U.S. federal income tax purposes was $119.7 million and $114.5 million as of December 31, 2017 and 2016, respectively. The net unrealized depreciation over cost for U.S. federal income tax purposes was $87.2 million and $89.8 million as December 31, 2017 and 2016, respectively. The aggregate cost of securities for U.S. federal income tax purposes was $1.6 billion and $1.5 billion as of December 31, 2017 and 2016, respectively.

At December 31, 2017 and 2016, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Statements of Assets and Liabilities by temporary book/tax differences primarily arising from the treatment of loan related yield enhancements.

	Year Ended December 31,
(in thousands)	2017	2016
Accumulated Capital Gains	$(4,435)	$14,893
Other Temporary Differences	(563)	1,306
Undistributed Ordinary Income	23,010	19,283
Unrealized Depreciation	(85,631)	(87,275)

Components of Distributable Earnings	$(67,619)	$(51,793)

As a RIC, the Company will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Company makes distributions treated as dividends for U.S. federal income tax purposes in a timely manner to its stockholders in respect of each calendar year of an amount at least equal to the Excise Tax Avoidance Requirement. The Company will not be subject to this excise tax on any amount on which the Company incurred U.S. federal corporate income tax (such as the tax imposed on a RIC’s retained net capital gains).

Depending on the level of taxable income earned in a taxable year, the Company may choose to carry over taxable income in excess of current taxable year distributions from such taxable income into the next taxable year and incur a 4% excise tax on such taxable income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next taxable year under the Code is the total amount of distributions paid in the following taxable year, subject to certain declaration and payment guidelines. To the extent the Company chooses to carry over taxable income into the next taxable year, distributions declared and paid by the Company in a taxable year may differ from the Company’s taxable income for that taxable year as such distributions may include the distribution of current taxable year taxable income, the distribution of prior taxable year taxable income carried over into and distributed in the current taxable year, or returns of capital.

The Company has taxable subsidiaries which hold certain portfolio investments in an effort to limit potential legal liability and/or comply with source-income type requirements contained in the RIC tax provisions of the Code. These taxable subsidiaries are consolidated for U.S. GAAP and the portfolio investments held by the taxable subsidiaries are included in the Company’s consolidated financial statements and are recorded at fair value. These taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities as a result of their ownership of certain portfolio investments. Any income generated by these taxable subsidiaries generally would be subject to tax taxed at normal corporate tax rates based on its taxable income.

For the year ended December 31, 2017, the Company paid approximately $1.1 million of income tax and had no accrued but unpaid income tax as of the balance sheet. For the year ended December 31, 2016, the Company paid approximately $184,000 of income tax and had approximately $652,000 of accrued but unpaid tax expense as of the balance sheet date.

The Company evaluates tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold, or uncertain tax positions, would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties, if any, related to unrecognized tax benefits as a component of provision for income taxes.

Based on an analysis of the Company’s tax position, there are no uncertain tax positions that met the recognition or measurement criteria. The Company is currently not undergoing any tax examinations. The Company does not anticipate any significant increase or decrease in unrecognized tax benefits for the next twelve months. The 2014- 2016 federal tax years for the Company remain subject to examination by the Internal Revenue Service. The 2013-2016 state tax years for the Company remain subject to examination by the state taxing authorities.

6. Stockholders’ Equity

On August 16, 2013, the Company entered into the Prior Equity Distribution Agreement with JMP. On March 7, 2016, the Company renewed the Prior Equity Distribution Agreement and on December 21, 2016, the Company further amended the agreement to increase the total shares available under the program. The Prior Equity Distribution Agreement, as amended, provided that the Company may offer and sell up to 12.0 million shares of its common stock from time to time through JMP, as its sales agent.

On September 7, 2017, the Company terminated the Prior Equity Distribution Agreement and entered into the new Equity Distribution Agreement. As a result, the remaining shares that were available under the Prior Equity Distribution agreement are no longer available for issuance. The Equity Distribution Agreement provides that the Company may offer and sell up to 12.0 million shares of its common stock from time to time through JMP, as its sales agent. Sales of the Company’s common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

During the year ended December 31, 2017, the Company sold 4.9 million shares of common stock, of which 3.3 million shares and 1.6 million were issued under the Prior Equity Distribution Agreement and the Equity Distribution Agreement, respectively. During the year ended December 31, 2017, the Company received total accumulated net proceeds of approximately $66.9 million, including $962,000 of offering expenses, from these sales, of which $46.9 million, including offering expenses of $532,000, was received under the Prior Equity Distribution Agreement and $20.0 million, including offering expenses of $430,000, was received under the Equity Distribution Agreement, respectively. During the year ended December 31, 2016, the Company sold 7.3 million shares of common stock under the Prior Equity Distribution Agreement for total accumulated net proceeds of approximately $92.8 million, including $2.2 million of offering expenses.

The Company generally uses net proceeds from these offerings to make investments, to repurchase or pay down liabilities and for general corporate purposes. As of December 31, 2017, approximately 10.4 million shares remain available for issuance and sale under the Equity Distribution Agreement. See “Note 14 – Subsequent Events.”

On August 27, 2015, the Company’s Board of Directors authorized a stock repurchase plan permitting the Company to repurchase up to $50.0 million of its common stock until August 23, 2016, after which the plan expired. In January 2016, the Company repurchased 449,588 shares of its common stock at an average price per share of $10.64 per share and a total cost of approximately $4.8 million. The Company did not make any repurchases in subsequent months during 2016.

The Company has issued stock options for common stock subject to future issuance, of which 590,525 and 668,171 were outstanding at December 31, 2017 and December 31, 2016, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 12.0 million shares of common stock.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. On June 21, 2017, the 2006 Plan expired in accordance with its terms and no additional awards may be granted under the 2006 Plan. In the future, we may adopt a Non-Employee Director Plan that, among other things, provides for the issuance of restricted stock to directors. Under the 2006 Plan, the Company is authorized to issue 1.0 million shares of common stock. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the stockholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by the Company during the terms of the Plans. The amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of the Company’s outstanding voting securities.

During 2012, the Compensation Committee adopted a policy that provided for awards with different vesting schedules for short and long-term awards. All restricted stock grants under the 2004 Plan made prior to March 4, 2013 continue to vest on a monthly basis following their one year anniversary over the succeeding 36 months. Under the 2004 Plan, restricted stock awarded subsequent to March 3, 2013 vests subject to continued employment based on two vesting schedules: short-term awards vest one-half on the one year anniversary of the date of the grant and quarterly over the succeeding 12 months, and long-term awards vest one-fourth on the one year anniversary of the date of grant and quarterly over the succeeding 36 months. No restricted stock was granted pursuant to the 2004 Plan prior to 2009.

On December 29, 2016, the Company’s Board of Directors approved a further amendment and restatement of the 2004 Plan. The amended plan provides, in addition to the preexisting types of awards available for grant thereunder and among other things, (1) for the grant of restricted stock units; (2) for the deferral of the receipt of the shares of the Company’s common stock underlying vested restricted stock units; (3) that grantees may receive up to 10% of the value of the tentative restricted stock unit grants proposed for any grantee in the form of an option to acquire shares of the Company’s common stock; (4) that awards of restricted stock units may include performance vesting conditions; (5) that awards may require that all or a portion of the shares of the Company’s common stock delivered in respect of any vested restricted stock unit award be subject to a specified post-delivery holding period; and (6) that restricted stock unit awards may accrue distribution equivalents in respect of the Company’s common stock underlying any restricted stock unit award payable in the form of cash or additional shares of the Company’s common stock to the extent, and in respect of, any vested restricted stock units.

In 2017, 2016, and 2015, the Company granted approximately 10,111, 555,547 and 676,340 shares, respectively, of restricted stock awards pursuant to the Plans. The Company determined that the fair value of restricted stock awards granted under the 2006 and 2004 Plans during the years ended December 31, 2017, 2016, and 2015 were approximately $150,000, $6.7 million and $9.2 million. As of December 31, 2017, there was approximately $2.6 million of total unrecognized compensation costs related to restricted stock awards. These costs are expected to be recognized over a weighted average period of 0.94 years.

The following table summarizes the activities for the Company’s unvested restricted stock awards for each of the three periods ended, December 31, 2017, 2016, and 2015:

	Unvested Restricted Stock Awards
	Restricted Stock Awards	Weighted Average Grant Date Fair Value
Unvested at December 31, 2014	1,302,780	$13.23
Granted	676,340	$13.67
Vested	(816,484)	$13.26
Forfeited	(312,564)	$13.16

Unvested at December 31, 2015	850,072	$13.59
Granted	555,547	$12.02
Vested	(569,118)	$13.58
Forfeited	(36,943)	$12.70

Unvested at December 31, 2016	799,558	$12.54
Granted	10,111	$14.83
Vested	(511,749)	$12.69
Forfeited	(36,675)	$11.91

Unvested at December 31, 2017	261,245	$12.43

In 2017, the Company granted approximately 600,461 shares of restricted stock units pursuant to the amended 2004 Plan. The Company determined that the fair value of restricted stock units granted under the 2004 Plan during the years ended December 31, 2017 was approximately $13.0 million. As of December 31, 2017, there was approximately $5.3 million of total unrecognized compensation costs related to restricted stock units. These costs are expected to be recognized over a weighted average period of 2.07 years.

The following table summarizes the activities for the Company’s unvested restricted stock units for the year ended December 31, 2017:

	Unvested Restricted Stock Units
	Restricted Stock Units	Weighted Average Grant Date Fair Value
Unvested at December 31, 2016	—	$—
Granted	600,461	$14.21
Distribution Equivalent Unit Granted	54,674	$13.02
Vested	—	$—
Forfeited	(60,813)	$13.40

Unvested at December 31, 2017	594,322	$12.99

During the years ended December 31, 2017, 2016, and 2015 the Company expensed approximately $7.2 million, $7.0 million and $9.2 million of compensation expense related to restricted stock awards and restricted stock units, respectively.

The SEC, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of the Company’s stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make a cash payment at the time of option exercise or to pay taxes on restricted stock.

The following table summarizes the common stock options activities under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31, 2017, 2016, and 2015:

	Common Stock Options	Weighted Average Exercise Price
Shares Outstanding at December 31, 2014	695,672	$14.58
Granted	163,500	$12.68
Exercised	(36,331)	$10.81
Forfeited	(190,006)	$14.83
Expired	(10,664)	$13.21

Shares Outstanding at December 31, 2015	622,171	$14.25

Granted	230,000	$12.16
Exercised	(36,500)	$11.05
Forfeited	(82,895)	$13.41
Expired	(64,605)	$15.05

Shares Outstanding at December 31, 2016	668,171	$13.73

Granted	115,000	$14.24
Exercised	(29,921)	$11.31
Forfeited	(39,394)	$13.98
Expired	(123,331)	$15.36

Shares Outstanding at December 31, 2017	590,525	$13.60

Shares Expected to Vest at December 31, 2017	201,590	$13.60

The following table summarizes stock options outstanding and exercisable at December 31, 2017:

(Dollars in thousands, except exercise price)	Options outstanding				Options exercisable
Range of exercise prices	Number of shares	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value	Weighted Average Exercise Price	Number of shares	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value	Weighted Average Exercise Price
$9.25 - $14.02	330,941	5.49	$343,435	$12.22	180,351	4.92	$240,957	$11.90
$14.56 - $16.34	259,584	4.11	—	$15.35	208,584	3.61	—	$15.50

$9.25 - $16.34	590,525	4.88	$343,435	$13.60	388,935	4.22	$240,957	$13.83

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At December 31, 2017, options for approximately 388,935 shares were exercisable at a weighted average exercise price of approximately $13.83 per share with weighted average of remaining contractual term of 4.22 years.

The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the years ended December 31, 2017, 2016, and 2015 was approximately $79,000, $837,000 and $57,000, respectively. During the years ended December 31, 2017, 2016, and 2015, approximately $73,000, $169,000 and $265,000 of share-based cost due to stock option grants was expensed, respectively. As of December 31, 2017, there was approximately $99,000 of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 1.92 years.

The Company follows ASC Topic 718 (“Compensation—Stock Compensation”) to account for stock options granted. Under ASC Topic 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life. The fair value of options granted is based upon a Black Scholes option pricing model using the assumptions in the following table for each of the three periods ended December 31, 2017, 2016, and 2015 is as follows:

	Year Ended December 31,
	2017	2016	2015
Expected Volatility	23.07%	23.73%	18.94%
Expected Dividends	10%	10%	10%
Expected term (in years)	4.5	4.5	4.5
Risk-free rate	1.57% - 2.20%	0.87% - 1.98%	1.08% - 1.70%

8. Earnings Per Share

Shares used in the computation of the Company’s basic and diluted earnings per share are as follows:

	Year Ended December 31,
(in thousands, except per share data)	2017	2016	2015
Numerator
Net increase in net assets resulting from operations	$78,998	$68,703	$42,916
Less: Distributions declared-common and restricted shares	(103,087)	(92,333)	(87,438)

Undistributed earnings	(24,089)	(23,630)	(44,522)

Undistributed earnings-common shares	(24,089)	(23,630)	(44,522)
Add: Distributions declared-common shares	102,516	91,065	85,959

Numerator for basic and diluted change in net assets per common share	$78,427	$67,435	$41,437

Denominator
Basic weighted average common shares outstanding	82,519	73,753	69,479
Common shares issuable	121	22	184

Weighted average common shares outstanding assuming dilution	82,640	73,775	69,663

Change in net assets per common share
Basic	$0.95	$0.91	$0.60
Diluted	$0.95	$0.91	$0.59

In the table above, unvested share-based payment awards that have non-forfeitable rights to distributions or distribution equivalents are treated as participating securities for calculating earnings per share.

Unvested common stock options and restricted stock units are also included in the denominator for the purpose of calculating diluted earnings per share. For the year ended December 31, 2017, the effect of the 2022 Convertible Notes under the treasury stock method is anti-dilutive and, accordingly, is excluded from the calculation of diluted earnings per share. The 2016 Convertible Notes were fully settled on or before their contractual maturity date of April 15, 2016, as such there was no potential additional dilutive effect for the year ended December 31, 2016.

The calculation of change in net assets resulting from operations per common share—assuming dilution, excludes all anti-dilutive shares. For the year ended December 31, 2017, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, consisted of 2.8 million shares of 2022 Convertible Notes, 46,831 shares of unvested common stock options, and no shares of unvested restricted stock units. For the years ended 2016 and 2015, the number of anti-dilutive shares related to unvested common stock options was 676,133 shares and 627,483 shares, respectively.

At December 31, 2017 and 2016, the Company was authorized to issue 200.0 million shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

9. Financial Highlights

Following is a schedule of financial highlights for the three years ended December 31, 2017, 2016 and 2015:

	Year Ended December 31,
	2017	2016	2015
Per share data(1):
Net asset value at beginning of period	$9.90	$9.94	$10.18
Net investment income	1.17	1.36	1.06
Net realized gain (loss) on investments	(0.32)	0.06	0.07
Net unrealized appreciation (depreciation) on investments	0.11	(0.49)	(0.51)

Total from investment operations	0.96	0.93	0.62
Net increase in net assets from capital share transactions(1)	0.26	0.18	0.26
Distributions of net investment income(6)(7)	(1.07)	(1.14)	(1.04)
Distributions of capital gains(6)(7)	(0.18)	(0.11)	(0.22)
Stock-based compensation expense included in investment income(2)	0.09	0.10	0.14

Net asset value at end of period	$9.96	$9.90	$9.94

Ratios and supplemental data:
Per share market value at end of period	$13.12	$14.11	$12.19
Total return(3)	1.47%	26.87%	(9.70%)
Shares outstanding at end of period	84,424	79,555	72,118
Weighted average number of common shares outstanding	82,519	73,753	69,479
Net assets at end of period	$840,967	$787,944	$717,134
Ratio of total expense to average net assets(4)	11.37%	11.25%	11.55%
Ratio of net investment income before investment gains and losses to average net assets(4)	11.61%	13.65%	10.15%
Portfolio turnover rate(5)	49.03%	36.22%	46.34%
Weighted average debt outstanding	$784,455	$635,365	$615,198
Weighted average debt per common share	$9.51	$8.61	$8.85

(1)

All per share activity is calculated based on the weighted average shares outstanding for the relevant period, except net increase (decrease) in net assets from capital share transactions, which is based on the common shares outstanding as of the relevant balance sheet date.

(2)

Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC Topic 718, net investment income includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.

(3)

The total return for the years ended December 31, 2017, 2016 and 2015 equals the change in the ending market value over the beginning of the period price per share plus distributions paid per share during the period, divided by the beginning price assuming the distribution is reinvested on the date of the distribution. The total return does not reflect any sales load that must be paid by investors.

(4)	All ratios are calculated based on weighted average net assets for the relevant period.
(5)

The portfolio turnover rate for the years ended December 31, 2017, 2016 and 2015 equals the lesser of investment portfolio purchases or sales during the period, divided by the average investment portfolio value during the period.

(6)	Includes distributions on unvested shares.
(7)

The Company reclassified $8.0 million and $15.3 million of distributions from net investment income into distributions from realized gains as of December 31, 2016 and 2015 respectively. See “Note 2—Summary of Significant Accounting Policies.”

10. Commitments and Contingencies

The Company’s commitments and contingencies consist primarily of unused commitments to extend credit in the form of loans to the Company’s portfolio companies. A portion of these unfunded contractual commitments as of December 31, 2017 are dependent upon the portfolio company reaching certain milestones before the debt commitment becomes available. Furthermore, the Company’s credit agreements contain customary lending provisions which allow the Company relief from funding obligations for previously made commitments in instances where the underlying company experiences materially adverse events that affect the financial condition or business outlook for the Company. Since a portion of these commitments may expire without being drawn, unfunded contractual commitments do not necessarily represent future cash requirements. As such, the Company’s disclosure of unfunded contractual commitments includes only those which are available at the request of the portfolio company and unencumbered by milestones.

At December 31, 2017, the Company had approximately $73.6 million of unfunded commitments, including undrawn revolving facilities, which were available at the request of the portfolio company and unencumbered by milestones.

The Company also had approximately $122.0 million of non-binding term sheets outstanding at December 31, 2017. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final investment committee approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. These non-binding term sheets generally convert to contractual commitments in approximately 90 days from signing. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

The fair value of the Company’s unfunded commitments is considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding, given that interest rates are generally pegged to market indices and given the existence of milestones, conditions and/or obligations imbedded in the borrowing agreements.

As of December 31, 2017, the Company’s unfunded contractual commitments available at the request of the portfolio company, including undrawn revolving facilities, and unencumbered by milestones are as follows:

(in thousands) Portfolio Company	Unfunded Commitments(1)
Myovant Sciences	$15,000
Chemocentryx, Inc.	10,000
Evernote Corporation	10,000
Proterra, Inc.	10,000
Verastem, Inc.	10,000
Impact Radius Holdings, Inc.	7,500
Wrike, Inc.	5,000
MDX Medical, Inc.	4,500
Lithium Technologies, Inc.	878
Achronix Semiconductor Corporation	726

Total	$73,604

(1)

Amount represents unfunded commitments, including undrawn revolving facilities, which are available at the request of the portfolio company. Amount excludes unfunded commitments which are unavailable due to the borrower having not met certain milestones.

Certain premises are leased under agreements which expire at various dates through June 2027. Total rent expense amounted to approximately $1.8 million, $1.7 million and $1.7 million, during the years ended December 31, 2017, 2016, and 2015, respectively. The Company’s contractual obligations as of December 31, 2017 include:

	Payments due by period (in thousands)
Contractual Obligations(1)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(2)(3)(5)	$802,863	$149,153	$51,200	$494,250	$108,260
Operating Lease Obligations(4)	17,869	1,997	5,195	5,871	4,806

Total	$820,732	$151,150	$56,395	$500,121	$113,066

(1)	Excludes commitments to extend credit to the Company’s portfolio companies.
(2)

Includes $190.2 million in principal outstanding under the SBA debentures, $183.5 million of the 2024 Notes, $230.0 million of the 2022 Convertible Notes, $49.2 million of the 2021 Asset-Backed Notes, and $150.0 million of the 2022 Notes. There are no outstanding borrowings on the Wells Facility or Union Facility as of December 31, 2017.

(3)	Amounts represent future principal repayments and not the carrying value of each liability. See Note 4 to the Company’s consolidated financial statements.
(4)	Facility leases and licenses.
(5)	Reflects announced redemption of a portion of the 2024 Notes in April 2018. See “Note 14—Subsequent Events.”

The Company may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on the Company in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, the Company does not expect any current matters will materially affect the Company’s financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on the Company’s financial condition or results of operations in any future reporting period.

11. Indemnification

The Company has entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

The Company and its executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by us to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

12. Concentrations of Credit Risk

The Company’s customers are primarily privately held companies and public companies which are active in the drug discovery & development, software, internet consumer & business services, media/content/info, sustainable and renewable technology, medical devices & equipment, drug delivery, healthcare services, specialty pharmaceuticals, information services, consumer & business products, surgical devices, semiconductors, electronics & computer hardware, communications & networking, biotechnology tools and diagnostic industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value for companies in these sectors is often vested in intangible assets and intellectual property.

Industry and sector concentrations vary as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity and warrant or other equity-related interests, can fluctuate materially when a loan is paid off or a related warrant or equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies.

For the years ended December 31, 2017 and December 31, 2016, the Company’s ten largest portfolio companies represented approximately 34.6% and 34.0% of the total fair value of the Company’s investments in portfolio companies, respectively. At both December 31, 2017 and December 31, 2016, the Company had seven that represented 5% or more of the Company’s net assets. At December 31, 2017, the Company had nine equity investments representing approximately 67.1% of the total fair value of the Company’s equity investments, and each represented 5% or more of the total fair value of the Company’s equity investments. At December 31, 2016, the Company had seven equity investments which represented approximately 54.7% of the total fair value of the Company’s equity investments, and each represented 5% or more of the total fair value of such investments.

13. Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the last eight quarters ended December 31, 2017. This information was derived from the Company’s unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any further quarter.

	Quarter Ended
(in thousands, except per share data)	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017
Total investment income	$46,365	$48,452	$45,865	$50,198
Net investment income	22,678	25,275	23,973	24,518
Net increase (decrease) in net assets resulting from operations	(5,588)	33,149	33,072	18,365
Change in net assets resulting from operations per common share (basic)	$(0.07)	$0.40	$0.40	$0.22

	Quarter Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016
Total investment income	$38,939	$43,538	$45,102	$47,472
Net investment income	20,097	23,354	23,776	33,117
Net increase in net assets resulting from operations	14,295	9,475	30,812	14,121
Change in net assets resulting from operations per common share (basic)	$0.20	$0.13	$0.41	$0.18

14. Subsequent Events

Distribution Declaration

On February 14, 2018 the Company’s Board of Directors declared a cash distribution of $0.31 per share to be paid on March 12, 2018 to shareholders of record as of March 5, 2018. This distribution represents the Company’s fiftieth consecutive distribution since the Company’s initial public offering, bringing the total cumulative distribution to date to $14.02 per share.

Restricted Stock Unit Grants

In January 2018, the Company granted 746,684 restricted stock units pursuant to the amended 2004 Plan.

ATM Equity Program Issuances

Subsequent to December 31, 2017 and as of February 16, 2018, the Company sold 478,000 shares of common stock for total accumulated net proceeds of approximately $6.2 million, including $56,000 of offering expenses, under the Equity Distribution Agreement with JMP. As of February 16, 2018 approximately 9.9 million shares remain available for issuance and sale under the equity distribution agreement.

Redemption of 2024 Notes

On February 9, 2018, the Company’s Board of Directors approved a redemption of $100.0 million of outstanding aggregate principal amount of the 2024 Notes, and notice for such redemption has been provided. The Company has publicly announced its intention to redeem this portion of the 2024 Notes on April 2, 2018.

Portfolio Company Developments

As of February 16, 2018, the Company held warrants or equity positions in two companies that have filed registration statements on Form S-1 with the SEC in contemplation of potential initial public offerings. Both companies filed confidentially under the Jumpstart Our Business Startups Act of 2012. There can be no assurance that these companies will complete their initial public offerings in a timely manner or at all. In addition, subsequent to December 31, 2017, the Company’s portfolio companies announced or completed the following events:

1.

In September 2017, the Company’s portfolio company Inotek Pharmaceuticals Corporation announced they had entered into a definitive merger agreement with Rocket Pharmaceuticals Ltd. The deal was completed on January 4, 2018. The combined company will be named Rocket Pharmaceuticals, Inc. and is now listed on the NASDAQ Global Market under the symbol “RCKT” and began trading on January 5, 2018.

2.

In October 2017, the Company’s portfolio company Neothetics, Inc. announced they have entered into a definitive agreement under which privately-held Evofem Biosciences will merge with a wholly-owned subsidiary of Neothetics in an all-stock transaction. In January 2018, Evofem Biosciences completed the reverse merger acquisition of Neothetics and its stock began trading on the NASDAQ Capital Market under the ticker symbol “EVFM.”

Schedule 12-14

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

As of and for the year ended December 31, 2017

(in thousands)

Portfolio Company	Investment(1)	Amount of Interest Credited to Income(2)	Realized Gain (Loss)	As of December 31, 2016 Fair Value	Gross Additions(3)	Gross Reductions(4)	Net Change in Unrealized Appreciation/ (Depreciation)	As of December 31, 2017 Fair Value
Control Investments
Majority Owned Control Investments
Achilles Technology Management Co II, Inc.(5)	Senior Debt	$144	$(486)	$1,304	$74	$(1,378)	$—	$—
	Common Stock	—	—	3,396	—	(900)	(2,254)	242
HercGamma, Inc.(6)	Common Stock	—	(487)	—	1,169	(1,169)	—	—

Total Majority Owned Control Investments		$144	$(973)	$4,700	$1,243	$(3,447)	$(2,254)	$242
Other Control Investments
SkyCross, Inc.(5)	Senior Debt	$—	$(15,058)	$—	$—	$(16,900)	$16,900	$—
	Preferred Warrants	—	(394)	—	—	(394)	394	—
Tectura Corporation(5)	Senior Debt	1,827	—	—	20,538	(240)	(1,079)	19,219
	Preferred Warrants	—	(51)	—	51	(102)	51	—
Second Time Around (Simplify Holdings, LLC)(8)	Senior Debt	—	—	—	1,781	(1,921)	140	—

Total Other Control Investments		$1,827	$(15,503)	$—	$22,370	$(19,557)	$16,406	$19,219

Total Control Investments		$1,971	$(16,476)	$4,700	$23,613	$(23,004)	$14,152	$19,461

Affiliate Investments
Optiscan BioMedical, Corp.	Preferred Stock	$—	$—	$4,529	$173	$—	$1,503	$6,205
	Preferred Warrants	—	—	170	—	—	(84)	86
Stion Corporation	Senior Debt	2	—	333	—	(333)	—	—
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)(7)	Senior Debt	799	—	—	14,698	(1,094)	—	13,604
	Common Stock	—	—	—	61,502	—	(50,102)	11,400

Total Affiliate Investments		$801	$—	$5,032	$76,373	$(1,427)	$(48,683)	$31,295

Total Control and Affiliate Investments		$2,772	$(16,476)	$9,732	$99,986	$(24,431)	$(34,531)	$50,756

(1)	Stock and warrants are generally non-income producing and restricted.
(2)	Represents the total amount of interest or dividends credited to income for the period an investment was an affiliate or control investment.
(3)

Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities.

(4)

Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include previously recognized depreciation on investments that become control or affiliate investments during the period.

(5)	As of March 31, 2017, the Company’s investment in Tectura Corporation became classified as a control investment as of result of obtaining more than 50% representation on the portfolio company’s board.
(6)

As of June 30, 2017, the Company’s wholly owned subsidiary HercGamma, Inc. became classified as a control investment as a result of an investment in a portfolio company whereby the subsidiary obtained a controlling financial interest.

(7)

As of September 30, 2017, the Company’s investment in Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.) became classified as an affiliate investment due to a reduction in equity ownership. Note that this investment was classified as a control investment as of June 30, 2017 after the Company obtained a controlling financial interest.

(8)	As of September 30, 2017, the Company’s investment in Second Time Around (Simplify Holdings, LLC) became classified as a control investment as a result of obtaining a controlling financial interest.

Schedule 12-14

HERCULES CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

As of and for the year ended December 31, 2017

(in thousands)

Portfolio Company	Industry	Type of Investment(1)	Maturity Date	Interest Rate and Floor	Principal or Shares	Cost	Value(2)
Control Investments
Majority Owned Control Investments
Achilles Technology Management Co II, Inc.	Communications & Networking	Common Stock			100	$3,100	$242

Total Majority Owned Control Investments (0.03%)*						3,100	242
Other Control Investments
Tectura Corporation	Internet Consumer & Business Services	Senior Secured Debt	June 2021	Interest rate FIXED 6.00%, PIK Interest 3.00%	$20,298	20,298	19,219
	Internet Consumer & Business Services	Senior Secured Debt	June 2021	PIK Interest 8.00%	$11,015	240	—
	Internet Consumer & Business Services	Preferred Series BB Equity			1,000,000	—	—

Total Tectura Corporation						20,538	19,219
Second Time Around (Simplify Holdings, LLC)	Consumer & Business Products	Senior Secured Debt	February 2019	Interest rate PRIME + 7.25% or Floor rate of 10.75%, 4.75% Exit Fee	1,746	1,781	—

Total Other Control Investments (2.29%)*						22,319	19,219

Total Control Investments (2.31%)*						$25,419	$19,461

Affiliate Investments
Optiscan BioMedical, Corp.	Medical Devices & Equipment	Preferred Series B Equity			6,185,567	$3,000	$402
	Medical Devices & Equipment	Preferred Series C Equity			1,927,309	655	114
	Medical Devices & Equipment	Preferred Series D Equity			55,103,923	5,257	4,232
	Medical Devices & Equipment	Preferred Series E Equity			15,638,888	1,307	1,457
	Medical Devices & Equipment	Preferred Series D Warrants			10,535,275	1,252	86

Total Optiscan BioMedical, Corp.						11,471	6,291
Stion Corporation	Sustainable & Renewable Energy Technology	Preferred Series Seed Warrants			2,154	1,378	—
Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)	Sustainable & Renewable Energy Technology	Senior Secured Debt	August 2019	Interest rate PRIME + 8.70% or Floor rate of 12.95%, 4.50% Exit Fee	$15,000	13,604	13,604
	Sustainable & Renewable Energy Technology	Common Stock			288	61,502	11,400

Total Solar Spectrum Holdings LLC (p.k.a. Sungevity, Inc.)						75,106	25,004

Total Affiliate Investments (3.72%)*						$87,955	$31,295

Total Control and Affiliate Investments (6.04%)*						$113,374	$50,756

*	Value as a percent of net assets
(1)	Stock and warrants are generally non-income producing and restricted.
(2)	All of the Company’s control and affiliate investments are Level 3 investments valued using significant unobservable inputs.

Up to 12,000,000 Shares

Common Stock

PROSPECTUS SUPPLEMENT

The date of this prospectus supplement is February 28, 2019

JMP Securities